UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-4603

Thrivent Series Fund, Inc.
(Exact name of registrant as specified in charter)

625 Fourth Avenue South
Minneapolis, Minnesota 55415
(Address of principal executive offices) (Zip code)

James M. Odland, Secretary 625 Fourth Avenue South Minneapolis, Minnesota 55415 (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 340-7215
Date of fiscal year end: December 31
Date of reporting period: December 31, 2005

Item 1. Report to Stockholders

Thrivent Financial for Lutherans™

Thrivent Series Fund, Inc.

Annual Report

December 31, 2005

W YORK STOCK EXCHAN

Table of Contents

President’s Letter	1
Economic and Market Overview	2
Portfolio Perspectives
Thrivent Aggressive Allocation Portfolio	4
Thrivent Moderately Aggressive Allocation Portfolio	6
Thrivent Moderate Allocation Portfolio	8
Thrivent Moderately Conservative Allocation Portfolio	10
Thrivent Technology Portfolio	12
Thrivent Partner Small Cap Growth Portfolio	14
Thrivent Partner Small Cap Value Portfolio	16
Thrivent Small Cap Stock Portfolio	18
Thrivent Small Cap Index Portfolio	20
Thrivent Mid Cap Growth Portfolio	22
Thrivent Mid Cap Growth Portfolio II	24
Thrivent Partner Mid Cap Value Portfolio	26
Thrivent Mid Cap Stock Portfolio	28
Thrivent Mid Cap Index Portfolio	30
Thrivent Partner International Stock Portfolio	32
Thrivent Partner All Cap Portfolio	34
Thrivent Large Cap Growth Portfolio	36
Thrivent Large Cap Growth Portfolio II	38
Thrivent Partner Growth Stock Portfolio	40
Thrivent Large Cap Value Portfolio	42
Thrivent Large Cap Stock Portfolio	44
Thrivent Large Cap Index Portfolio	46
Thrivent Real Estate Securities Portfolio	48
Thrivent Balanced Portfolio	50
Thrivent High Yield Portfolio	52
Thrivent High Yield Portfolio II	54
Thrivent Income Portfolio	56
Thrivent Bond Index Portfolio	58
Thrivent Limited Maturity Bond Portfolio	60
Thrivent Mortgage Securities Portfolio	62
Thrivent Money Market Portfolio	64
Shareholder Expense Example	66

Report of Independent Registered Public
Accounting Firm	69

Schedules of Investments
Thrivent Aggressive Allocation Portfolio	70
Thrivent Moderately Aggressive Allocation Portfolio	71
Thrivent Moderate Allocation Portfolio	72
Thrivent Moderately Conservative Allocation Portfolio	73
Thrivent Technology Portfolio	74
Thrivent Partner Small Cap Growth Portfolio	77
Thrivent Partner Small Cap Value Portfolio	82
Thrivent Small Cap Stock Portfolio	84
Thrivent Small Cap Index Portfolio	88
Thrivent Mid Cap Growth Portfolio	97
Thrivent Mid Cap Growth Portfolio II	103
Thrivent Partner Mid Cap Value Portfolio	108
Thrivent Mid Cap Stock Portfolio	110
Thrivent Mid Cap Index Portfolio	114
Thrivent Partner International Stock Portfolio	120
Thrivent Partner All Cap Portfolio	124
Thrivent Large Cap Growth Portfolio	127

Thrivent Large Cap Growth Portfolio II	131
Thrivent Partner Growth Stock Portfolio	135
Thrivent Large Cap Value Portfolio	138
Thrivent Large Cap Stock Portfolio	141
Thrivent Large Cap Index Portfolio	145
Thrivent Real Estate Securities Portfolio	152
Thrivent Balanced Portfolio	155
Thrivent High Yield Portfolio	175
Thrivent High Yield Portfolio II	183
Thrivent Income Portfolio	191
Thrivent Bond Index Portfolio	198
Thrivent Limited Maturity Bond Portfolio	210
Thrivent Mortgage Securities Portfolio	217
Thrivent Money Market Portfolio	220
Statement of Assets and Liabilities	226

Statement of Operations	232

Statement of Changes in Net Assets	238

Notes to Financial Statements	244

Financial Highlights
Thrivent Aggressive Allocation Portfolio	264
Thrivent Moderately Aggressive Allocation Portfolio	264
Thrivent Moderate Allocation Portfolio	264
Thrivent Moderately Conservative Allocation Portfolio	264
Thrivent Technology Portfolio	264
Thrivent Partner Small Cap Growth Portfolio	264
Thrivent Partner Small Cap Value Portfolio	264
Thrivent Small Cap Stock Portfolio	264
Thrivent Small Cap Index Portfolio	264
Thrivent Mid Cap Growth Portfolio	266
Thrivent Mid Cap Growth Portfolio II	266
Thrivent Partner Mid Cap Value Portfolio	266
Thrivent Mid Cap Stock Portfolio	266
Thrivent Mid Cap Index Portfolio	266
Thrivent Partner International Stock Portfolio	266
Thrivent Partner All Cap Portfolio	266
Thrivent Large Cap Growth Portfolio	268
Thrivent Large Cap Growth Portfolio II	268
Thrivent Partner Growth Stock Portfolio	268
Thrivent Large Cap Value Portfolio	268
Thrivent Large Cap Stock Portfolio	268
Thrivent Large Cap Index Portfolio	268
Thrivent Real Estate Securities Portfolio	268
Thrivent Balanced Portfolio	268
Thrivent High Yield Portfolio	270
Thrivent High Yield Portfolio II	270
Thrivent Income Portfolio	270
Thrivent Bond Index Portfolio	270
Thrivent Limited Maturity Bond Portfolio	270
Thrivent Mortgage Securities Portfolio	270
Thrivent Money Market Portfolio	270
Additional Information	272

Board of Directors and Officers	275

Supplements to the Prospectus	279

Dear Member:

We are pleased to provide you with the Thrivent Series Fund, Inc. annual report for the 12-month period ended Dec. 31, 2005. In this report, you will find detailed information about each investment portfolio in the Thrivent Series Fund, including summaries prepared by each portfolio manager on his or her performance and management strategies for the applicable portfolio and period. In addition, Russell Swansen, Thrivent Financial’s chief investment officer, summarizes the overall market and economic environment over the past year.

In previous letters, I have often highlighted integrity and commitment to you, our member, as a common thread running through our organization--from our customer service areas to our portfolio managers. On the investment management side, we seek to align our investment discipline with our investors’ best interests by striving for consistent, long-term performance, taking risk management seriously in our pursuit of potential market rewards and adhering to a consistent approach that supports sound asset allocation. These various facets of investing are signatures of a more sophisticated, institutional-quality asset management philosophy, and I am delighted to say that since we implemented these strategies and new approach, our investment performance results have shown marked improvement.

Strong Investment Performance
Follows New Approach

Just over two years ago, Thrivent Financial for Lutherans welcomed our new chief investment officer, Russ Swansen, to the organization. Russ and his team implemented an institutional money management approach throughout 2004 and 2005 which has provided our members with strong results. For example, 80% of our internally-managed portfolios bettered their respective Lipper, Inc. peer group medians for the one-year period ended Dec. 31, 2005. That is a high outperformance percentage when one takes into account that many firms consider anything above 60% to be strong results. Even more importantly, our products’ three-year track records have greatly improved, with more than 60% of our internally-managed products outpacing their respective Lipper, Inc. medians. Given 15% of our internally-managed products outperformed over the five-year period and 33% outperformed over the 10-year period, the improvement is even more impressive.

A Smart and Simple Strategy

If you like the idea of strong investment performance, built on a foundation of trust, with your interests placed first, but find investing time consuming and complex, you should consider our new suite of four asset allocation portfolios designed to provide a simple one-step investment solution. An attractive combination of professional, institutional-quality money management, lower-than-average fees and guidance from a financial professional who lives in your community have made these products very popular with investors after less than one year. We’re excited to offer what we call A Simple Choice for Smart Investing! Talk with your Thrivent registered representative for more information.

Our Ongoing Commitment to You

As a member-owned organization, Thrivent Financial for Lutherans is uniquely designed and positioned to serve the financial and fraternal needs of one entity--you, our valued member. Many of you have one thing foremost on your minds at this point in your life--retirement. Our investment management philosophy is squarely focused on sound asset allocation strategies, striving for strong investment performance and meaningful advice that can provide a clear roadmap to the retirement of your dreams. Whether saving for that retirement, sharing your success with your church or community, or leaving a legacy to the next generation, we stand ready to assist you each step of the way.

I want to personally wish you the best in 2006. Thank you for continuing to turn to us for your financial solutions. We very much value your business.

Sincerely,

Pamela J. Moret Director and President Thrivent Series Fund, Inc.

Russell W. Swansen	December 31, 2005
Senior Vice President and
Chief Investment Officer

Economic and Market Review

Stocks and bonds generally provided positive returns during the one-year period ended Dec. 31, 2005, despite skyrocketing energy prices, devastating hurricanes, and rising interest rates. U.S. and foreign stocks benefited from solid economic growth and rising corporate profits. Despite repeated interest rate hikes by the Federal Reserve (the Fed), bonds generally managed modest positive returns.

U.S. Economy

Gross domestic product growth slowed from a 3.8% annual pace in the first quarter to 3.3% in the second quarter, then accelerated to 4.1% in the third quarter--surprising many economists who expected a slowdown due to the Gulf Coast storms. Preliminary data for the fourth quarter indicate a growth rate of 1.1% in the period, a marked deceleration from prior quarters and perhaps reflecting some of the lagging effects of storms and rising energy prices of the third quarter.

The labor market improved as the unemployment rate declined to 4.9% over the period, and the housing market generally enjoyed robust sales activity and rising prices. Sales of new and existing homes began moderating during the fourth quarter, however.

Inflation & Monetary Policy

Inflation accelerated slightly during the period, due mainly to rising energy prices. The Consumer Price Index rose at a 3.4% annual rate during 2005, compared with an increase of 3.3% in 2004. “Core” inflation--which excludes prices of food and energy--rose at a more modest 2.2% during 2005, the same as the previous year.

While core inflation remained relatively tame during the period, the Federal Reserve continued its program of increasing short-term interest rates, indicating that prior levels of interest rates were too low given the robust growth in the economy. On Dec. 13, the Fed raised its target for the federal funds rate by a quarter point to 4.25%, the 13th consecutive increase since June 2004.

With its December rate increase the Fed omitted the word “accommodative” used previously in describing its monetary policy, which may mean that it now sees rates at a neutral level--neither accommodative nor restrictive. But it also indicated that “some further measured policy firming is likely to be needed.”

In another change at the Fed, President Bush nominated former Princeton University economist Ben Bernanke to succeed Alan Greenspan as chairman of the Federal Reserve Board. The financial markets’ reaction to the choice of Bernanke, who is widely respected by economists and investors, was positive.

Equity Performance

Stocks were buffeted by the mixed circumstances of a period of fundamentally sound economic and profit growth counterbalanced by a surge in commodity prices and the stirring of inflation risks. A resurgence in oil prices early in the new year turned stock prices downward until the end of April. Strong corporate profits and confidence that the Fed would succeed against inflation inspired a summer-long rally that, surprisingly, continued even after Hurricane Katrina. As fall began, investors refocused on worries about higher infla-tion and interest rates and a slowdown in corporate profits. But a surge in November--fueled by higher consumer spending, incomes, and corporate profits--lifted several indexes to their highs for the year.

Large-cap stocks modestly outperformed small-cap issues during the period. The S&P 500 Index of large-cap stocks posted a 4.92% total return, while the Russell 2000 Index of small-cap stocks recorded a 4.64% return. Investors generally also favored value stocks over growth stocks during the period, with the Russell 1000 Value Index returning 7.05% while the Russell 1000 Growth Index registered a 5.26% total return.

Sectors that performed best during the period included energy, utilities, and health care, while telecommunications services, consumer discretionary, and industrials did worst. Although energy and utilities stocks lost ground in the fourth quarter, they still were the top performers by far for the entire year.

Foreign stocks generally outperformed domestic issues, measured in both local currency and dollar returns. The Morgan Stanley Capital International Europe, Australasia, and the Far East (EAFE) Index posted a 14.02% total return during the period.

Fixed Income Performance

With the headwind of ongoing hikes in short-term benchmark rates by the Fed, most bond sectors offered modest total returns during the period. Yields on short-term securities rose more than yields on intermediate- and longer-term bonds, continuing the “flattening” of the yield curve that began in early 2004.

In late December, the yield curve “inverted” slightly, with some intermediate-term Treasury securities yielding less than shorter-term Treasuries. This rarely occurs, since investors usually require higher yields for assuming the risk of higher inflation in future years.

The Lehman Brothers Aggregate Bond Index of the broad U.S. bond market posted a 2.43% total return for the 12 months ended Dec. 31, 2005. During the period, the credit ratings of General Motors and Ford, which are two of the largest corporate bond issuers, were downgraded to below investment grade. Municipal bonds fared better than other types of securities in this environment, with the Lehman Brothers Municipal Bond Index posting a total return of 3.51% during the period.

Although high yield bonds were hurt by an investor flight to quality earlier in the period, the sector modestly outperformed many other bonds sectors for the entire 12 months. The Lehman U.S. High Yield Bond Index registered a 2.74% total return.

Outlook

We believe the U.S. economy will grow at a somewhat slower pace over the next year. In 2005, a combination of relatively low interest rates and strong housing prices prompted aggressive borrowing by consumers as they were able to leverage housing capital to supplement current incomes and spending. This is unlikely to be repeated in 2006.

We think oil prices have likely peaked in the near term and will stabilize or even decline somewhat during 2006. Inflation will likely moderate with prices rising around 2% to 3% on a core basis, excluding volatile food and energy prices. Nevertheless, this will encourage the Fed to continue its policy of measured interest rate hikes.

Our outlook for U.S. stocks is moderately positive. We are mindful, however, that equity valuations remain higher than historical averages, and we expect that price volatility will continue as investors sort through positive and negative economic news. Bond returns will feel the drag of rising interest rates until the Fed has completed its tightening campaign. Investors will remain sensitive to signs of rising inflation or a slowing economy.

As always, your best strategy is to work with your Thrivent Investment Management registered representative to create an investment plan based on your goals, diversify your portfolio, and remain focused on the long term.

Thrivent Aggressive
Allocation Portfolio

Russell W. Swansen (left), David C. Francis (right) and Mark L. Simenstad (far right), Portfolio Co-Managers

Thrivent Aggressive Allocation Portfolio seeks long-term capital growth by implementing an asset allocation strategy.

The Portfolio’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Portfolio’s total return given its significant allocation to equity securities. Therefore a principal risk of investing in the Portfolio is that the allocation strategies used, and the allocation decisions made will not produce the desired results. In addition, the performance of the Portfolio is heavily dependent upon the performance of the underlying portfolios in which the Portfolio invests. As a result, the Portfolio is subject to the same risks as those faced by the underlying portfolios. Those risks include, but are not limited to, market risk, issuer risk, volatility risk, liquidity risk, investment advisor risk, loss of principal risk, as well as credit risk and interest rate risk. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform for the period from April 29 through Dec. 31, 2005?

Thrivent Aggressive Allocation Portfolio produced a 14.45% return from its inception date, April 29, 2005, through Dec. 31, 2005. For the same period, the Portfolio’s market benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, returned 9.29% and 1.55%, respectively.

What market conditions were present during the period?

During the period, all major equity markets provided robust returns, while fixed-income markets generally achieved more modest, but positive total returns.

Stocks

Generally speaking, investment style was not a significant factor during the period, with value and growth stocks achieving similar returns. Company size, however, did make a meaningful difference in returns. Stocks of small- and mid-capitalization companies posted percentage returns in the mid- to high-teens, while large-capitalization companies centered more around high-single-digit results.

Foreign stocks, as measured by the MSCI EAFE Index, also provided returns in the high teens on a U.S. dollar basis and significantly higher on a local currency basis. Dollar returns were reduced by a strengthening of the U.S. dollar against both the euro and the yen in 2005. Emerging markets companies provided returns in the mid- to high-20s and higher, driven especially by rising commodities prices.

Bonds

Fixed-income returns for the period depended on maturity length and sector selection. For the overall market, as measured by the Lehman Brothers Aggregate Bond Index, modest price declines caused by rising interest rates were offset by modest coupon income, providing total returns of about 1.5% . However, longer-maturity bonds (10 years and greater) had much better returns than shorter-maturity bonds -- as yields on long Treasury bonds moved up only 0.15%, while yields on two-year notes moved up almost 0.70% . High yield, corporate and asset-backed securities provided modestly better returns due to their higher yields.

What factors affected the Portfolio’s performance?

Our investment strategy during the period was to overweight equities, resulting in above-target allocations to foreign and domestic asset classes or categories within the Portfolio. We believed the equity bull market that had begun in the latter half of 2002 was still under way and that economic growth remained strong enough to support an overexposure to equities.

Top 10 Holdings
(% of Portfolio)

Thrivent Partner International
Stock Portfolio	25.9%
Thrivent Large Cap Growth Portfolio	15.8%
Thrivent Large Cap Value Portfolio	11.9%
Thrivent Large Cap Stock Portfolio	11.8%
Thrivent Mid Cap Stock Portfolio	6.0%
Thrivent Small Cap Stock Portfolio	4.9%
Thrivent Mid Cap Growth Portfolio	4.0%
Thrivent Real Estate Securities Portfolio	4.0%
Thrivent Partner Small Cap Growth Portfolio	4.0%
Thrivent Partner Mid Cap Value Portfolio	3.9%

These common stocks represent 92.2% of the total
investment portfolio.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

In particular, we had a meaningful overweight in foreign equities and reasonable exposure to small- and mid-capitalization stocks, categories that provided significantly higher returns than large-cap stocks as measured by the S&P 500 Index. Consequently, we generally underweighted fixed-income investments. Fixed-income asset categories did not achieve returns as high as equity asset classes, and thus our results were better than if we had stayed with the target allocations for the Portfolio.

What is your outlook?

At the end of 2005 we began reducing our exposure to the more risky equity asset classes and repositioning funds to select fixed-income categories. We expect total returns in these fixed-income categories -- particularly high-yield bonds -- to be reasonably competitive with returns from equities.

With the Federal Reserve now in the final stages of its campaign to raise short-term interest rates, it appears that bonds now seem more reasonably valued, especially in short- to intermediate maturities. Thus we have reduced our exposure to equities. We have not made this adjustment because we expect a significant decline in equity prices, but rather a less robust outlook on equities advances versus other asset choices.

Portfolio Facts
as of December 31, 2005

Net Assets	$71,803,919	NAV	$11.44
NAV -- High†	12/23/2005 -- $11.58
NAV -- Low†	4/29/2005 -- $10.00
Number of Holdings: 13	† For the period ended December 31, 2005

Average Annual Total Returns1
as of December 31, 2005

From
Inception
4/29/2005
--------------------------------------------------------------------------------------------------
14.45%

* The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

Thrivent Moderately
Aggressive Allocation
Portfolio

Russell W. Swansen (left), David C. Francis (right) and Mark L. Simenstad (far right), Portfolio Co-Managers

Thrivent Aggressive Allocation Portfolio seeks long-term capital growth by implementing an asset allocation strategy.

The Portfolio’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Portfolio’s total return given its significant allocation to equity securities. Therefore a principal risk of investing in the Portfolio is that the allocation strategies used, and the allocation decisions made will not produce the desired results. In addition, the performance of the Portfolio is heavily dependent upon the performance of the underlying portfolios in which the Portfolio invests. As a result, the Portfolio is subject to the same risks as those faced by the underlying portfolios. Those risks include, but are not limited to, market risk, issuer risk, volatility risk, liquidity risk, investment advisor risk, loss of principal risk, as well as credit risk and interest rate risk. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform for the period from April 29 through Dec. 31, 2005?

Thrivent Moderately Aggressive Allocation Portfolio produced a 12.12% return from its inception date, April 29, 2005, through Dec. 31, 2005. For the same period, the Portfolio’s market benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, returned 9.29% and 1.55%, respectively.

What market conditions were present during the period?

During the period, all major equity markets provided robust returns, while fixed-income markets generally achieved more modest, but positive total returns.

Stocks

Generally speaking, investment style was not a significant factor during the period, with value and growth stocks achieving similar returns. Company size, however, did make a meaningful difference in returns. Stocks of small- and mid-capitalization companies posted percentage returns in the mid- to high-teens, while large-capitalization companies centered more around high-single-digit results.

Foreign stocks, as measured by the MSCI EAFE Index, also provided returns in the high teens on a U.S. dollar basis and significantly higher on a local currency basis. Dollar returns were reduced by a strengthening of the U.S. dollar against both the euro and the yen in 2005. Emerging markets companies provided returns in the mid- to high-20s and higher, driven especially by rising commodities prices.

Bonds

Fixed-income returns for the period depended on maturity length and sector selection. For the overall market, as measured by the Lehman Brothers Aggregate Bond Index, modest price declines caused by rising interest rates were offset by modest coupon income, providing total returns of about 1.5% . However, longer-maturity bonds (10 years and greater) had much better returns than shorter-maturity bonds -- as yields on long Treasury bonds moved up only 0.15%, while yields on two-year notes moved up almost 0.70% . High yield, corporate and asset-backed securities provided modestly better returns due to their higher yields.

What factors affected the Portfolio’s performance?

Our investment strategy during the period was to overweight equities, resulting in above-target allocations to foreign and domestic asset classes or categories within the Portfolio. We believed the equity bull market that had begun in the latter half of 2002 was still under way and that economic growth remained strong enough to support an overexposure to equities.

Top 10 Holdings
(% of Portfolio)

Thrivent Partner International
Stock Portfolio	23.9%
Thrivent Large Cap Growth Portfolio	13.9%
Thrivent Large Cap Value Portfolio	10.9%
Thrivent Large Cap Stock Portfolio	10.9%
Thrivent Limited Maturity Bond Portfolio	9.7%
Thrivent Income Portfolio	4.9%
Thrivent Mid Cap Stock Portfolio	4.0%
Thrivent Real Estate Securities Portfolio	4.0%
Thrivent Mid Cap Growth Portfolio	3.0%
Thrivent Partner Small Cap Growth Portfolio	3.0%

These common stocks represent 88.2% of the total
investment portfolio.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

In particular, we had a meaningful overweight in foreign equities and reasonable exposure to small- and mid-capitalization stocks, categories that provided significantly higher returns than large-cap stocks as measured by the S&P 500 Index. Consequently, we generally underweighted fixed-income investments. Fixed-income asset categories did not achieve returns as high as equity asset classes, and thus our results were better than if we had stayed with the target allocations for the Portfolio.

What is your outlook?

At the end of 2005 we began reducing our exposure to the more risky equity asset classes and repositioning funds to select fixed-income categories. We expect total returns in these fixed-income categories -- particularly high-yield bonds -- to be reasonably competitive with returns from equities.

With the Federal Reserve now in the final stages of its campaign to raise short-term interest rates, it appears that bonds now seem more reasonably valued, especially in short- to intermediate maturities. Thus we have reduced our exposure to equities. We have not made this adjustment because we expect a significant decline in equity prices, but rather a less robust outlook on equities advances versus other asset choices.

Portfolio Facts
as of December 31, 2005

Net Assets	$238,095,482	NAV	$11.19
NAV -- High†	12/23/2005 -- $11.32
NAV -- Low†	4/29/2005 -- $10.00
Number of Holdings: 14		† For the period ended December 31, 2005

Average Annual Total Returns[1] as of December 31, 2005 From Inception 4/29/2005 -------------------------------------------------------------------------------------------------- 12.12%

* The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

Thrivent Moderate Allocation Portfolio

Russell W. Swansen (left), David C. Francis (right) and Mark L. Simenstad (far right), Portfolio Co-Managers

Thrivent Aggressive Allocation Portfolio seeks long-term capital growth by implementing an asset allocation strategy.

The Portfolio’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Portfolio’s total return given its significant allocation to equity securities. Therefore a principal risk of investing in the Portfolio is that the allocation strategies used, and the allocation decisions made will not produce the desired results. In addition, the performance of the Portfolio is heavily dependent upon the performance of the underlying portfolios in which the Portfolio invests. As a result, the Portfolio is subject to the same risks as those faced by the underlying portfolios. Those risks include, but are not limited to, market risk, issuer risk, volatility risk, liquidity risk, investment advisor risk, loss of principal risk, as well as credit risk and interest rate risk. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform for the period from April 29 through Dec. 31, 2005?

Thrivent Moderate Allocation Portfolio produced a 9.98% return from its inception date, April 29, 2005, through Dec. 31, 2005. For the same period, the Portfolio’s market benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, returned 9.29% and 1.55%, respectively.

What market conditions were present during the period?

During the period, all major equity markets provided robust returns, while fixed-income markets generally achieved more modest, but positive total returns.

Stocks

Generally speaking, investment style was not a significant factor during the period, with value and growth stocks achieving similar returns. Company size, however, did make a meaningful difference in returns. Stocks of small- and mid-capitalization companies posted percentage returns in the mid- to high-teens, while large-capitalization companies centered more around high-single-digit results.

Foreign stocks, as measured by the MSCI EAFE Index, also provided returns in the high teens on a U.S. dollar basis and significantly higher on a local currency basis. Dollar returns were reduced by a strengthening of the U.S. dollar against both the euro and the yen in 2005. Emerging markets companies provided returns in the mid- to high-20s and higher, driven especially by rising commodities prices.

Bonds

Fixed-income returns for the period depended on maturity length and sector selection. For the overall market, as measured by the Lehman Brothers Aggregate Bond Index, modest price declines caused by rising interest rates were offset by modest coupon income, providing total returns of about 1.5% . However, longer-maturity bonds (10 years and greater) had much better returns than shorter-maturity bonds -- as yields on long Treasury bonds moved up only 0.15%, while yields on two-year notes moved up almost 0.70% . High yield, corporate and asset-backed securities provided modestly better returns due to their higher yields.

What factors affected the Portfolio’s performance?

Our investment strategy during the period was to overweight equities, resulting in above-target allocations to foreign and domestic asset classes or categories within the Portfolio. We believed the equity bull market that had begun in the latter half of 2002 was still under way and that economic growth remained strong enough to support an overexposure to equities.

Top 10 Holdings
(% of Portfolio)

Thrivent Partner International
Stock Portfolio	18.8%
Thrivent Limited Maturity Bond Portfolio	14.6%
Thrivent Large Cap Growth Portfolio	13.0%
Thrivent Large Cap Stock Portfolio	10.9%
Thrivent Large Cap Value Portfolio	10.0%
Thrivent Mid Cap Stock Portfolio	7.1%
Thrivent Small Cap Stock Portfolio	5.9%
Thrivent Income Portfolio	5.9%
Thrivent Real Estate Securities Portfolio	5.0%
Thrivent Money Market Portfolio	4.9%

These common stocks represent 96.1% of the total
investment portfolio.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

In particular, we had a meaningful overweight in foreign equities and reasonable exposure to small- and mid-capitalization stocks, categories that provided significantly higher returns than large-cap stocks as measured by the S&P 500 Index. Consequently, we generally underweighted fixed-income investments. Fixed-income asset categories did not achieve returns as high as equity asset classes, and thus our results were better than if we had stayed with the target allocations for the Portfolio.

What is your outlook?

At the end of 2005 we began reducing our exposure to the more risky equity asset classes and repositioning funds to select fixed-income categories. We expect total returns in these fixed-income categories -- particularly high-yield bonds -- to be reasonably competitive with returns from equities.

With the Federal Reserve now in the final stages of its campaign to raise short-term interest rates, it appears that bonds now seem more reasonably valued, especially in short- to intermediate maturities. Thus we have reduced our exposure to equities. We have not made this adjustment because we expect a significant decline in equity prices, but rather a less robust outlook on equities advances versus other asset choices.

Portfolio Facts
as of December 31, 2005

Net Assets	$331,158,862	NAV	$10.96
NAV -- High†	12/23/2005 -- $11.09
NAV -- Low†	4/29/2005 -- $10.00
Number of Holdings: 11		† For the period ended December 31, 2005

Average Annual Total Returns[1] as of December 31, 2005 From Inception 4/29/2005 -------------------------------------------------------------------------------------------------- 9.98%

* The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

Thrivent Moderately
Conservative Allocation
Portfolio

Russell W. Swansen (left), David C. Francis (right) and Mark L. Simenstad (far right), Portfolio Co-Managers

Thrivent Aggressive Allocation Portfolio seeks long-term capital growth by implementing an asset allocation strategy.

The Portfolio’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Portfolio’s total return given its significant allocation to equity securities. Therefore a principal risk of investing in the Portfolio is that the allocation strategies used, and the allocation decisions made will not produce the desired results. In addition, the performance of the Portfolio is heavily dependent upon the performance of the underlying portfolios in which the Portfolio invests. As a result, the Portfolio is subject to the same risks as those faced by the underlying portfolios. Those risks include, but are not limited to, market risk, issuer risk, volatility risk, liquidity risk, investment advisor risk, loss of principal risk, as well as credit risk and interest rate risk. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform for the period from April 29 through Dec. 31, 2005

Thrivent Moderately Conservative Allocation Portfolio produced a 7.40% return from its inception date, April 29, through Dec. 31, 2005. For the same period, the Portfolio’s market benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, returned 9.29% and 1.55%, respectively.

What market conditions were present during the period?

During the period, all major equity markets provided robust returns, while fixed-income markets generally achieved more modest, but positive total returns.

Stocks

Generally speaking, investment style was not a significant factor during the period, with value and growth stocks achieving similar returns. Company size, however, did make a meaningful difference in returns. Stocks of small- and mid-capitalization companies posted percentage returns in the mid- to high-teens, while large-capitalization companies centered more around high-single-digit results.

Foreign stocks, as measured by the MSCI EAFE Index, also provided returns in the high teens on a U.S. dollar basis and significantly higher on a local currency basis. Dollar returns were reduced by a strengthening of the U.S. dollar against both the euro and the yen in 2005. Emerging markets companies provided returns in the mid- to high-20s and higher, driven especially by rising commodities prices.

Bonds

Fixed-income returns for the period depended on maturity length and sector selection. For the overall market, as measured by the Lehman Brothers Aggregate Bond Index, modest price declines caused by rising interest rates were offset by modest coupon income, providing total returns of about 1.5% . However, longer-maturity bonds (10 years and greater) had much better returns than shorter-maturity bonds -- as yields on long Treasury bonds moved up only 0.15%, while yields on two-year notes moved up almost 0.70% . High yield, corporate and asset-backed securities provided modestly better returns due to their higher yields.

What factors affected the Portfolio’s performance?

Our investment strategy during the period was to overweight equities, resulting in above-target allocations to foreign and domestic asset classes or categories within the Portfolio. We believed the equity bull market that had begun in the latter half of 2002 was still under way and that economic growth remained strong enough to support an overexposure to equities.

Top 10 Holdings
(% of Portfolio)

Thrivent Limited Maturity Bond Portfolio	26.5%
Thrivent Partner International
Stock Portfolio	12.6%
Thrivent Income Portfolio	10.8%
Thrivent Large Cap Growth Portfolio	10.1%
Thrivent Money Market Portfolio	9.9%
Thrivent Large Cap Stock Portfolio	8.0%
Thrivent Large Cap Value Portfolio	7.0%
Thrivent Mid Cap Stock Portfolio	4.1%
Thrivent Small Cap Stock Portfolio	4.0%
Thrivent High Yield Portfolio	4.0%

These common stocks represent 97.0% of the total
investment portfolio.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

In particular, we had a meaningful overweight in foreign equities and reasonable exposure to small- and mid-capitalization stocks, categories that provided significantly higher returns than large-cap stocks as measured by the S&P 500 Index. Consequently, we generally underweighted fixed-income investments. Fixed-income asset categories did not achieve returns as high as equity asset classes, and thus our results were better than if we had stayed with the target allocations for the Portfolio.

What is your outlook?

At the end of 2005 we began reducing our exposure to the more risky equity asset classes and repositioning funds to select fixed-income categories. We expect total returns in these fixed-income categories -- particularly high-yield bonds -- to be reasonably competitive with returns from equities.

With the Federal Reserve now in the final stages of its campaign to raise short-term interest rates, it appears that bonds now seem more reasonably valued, especially in short- to intermediate maturities. Thus we have reduced our exposure to equities. We have not made this adjustment because we expect a significant decline in equity prices, but rather a less robust outlook on equities advances versus other asset choices.

Portfolio Facts
as of December 31, 2005

Net Assets	$146,733,200	NAV	$10.68
NAV -- High†	12/23/2005 -- $10.80
NAV -- Low†	4/29/2005 -- $10.00
Number of Holdings: 11		† For the period ended December 31, 2005

Average Annual Total Returns[1] as of December 31, 2005 From Inception 4/29/2005 -------------------------------------------------------------------------------------------------- 7.40%

* The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

Thrivent Technology Portfolio

James A. Grossman and Michael C. Marzolf, Portfolio Co-Managers

The Thrivent Technology Portfolio seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

The Portfolio primarily invests in technology-related industries. As a consequence, the Portfolio may be subject to greater price volatility than a Portfolio investing in a broad range of industries. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended Dec. 31, 2005?

Thrivent Technology Portfolio provided a 3.72% total return, while its Lipper Inc. Science & Technology Funds peer group posted a 4.97% median return. The Portfolio’s market benchmark, the Goldman Sachs Technology Industry Composite Index, returned 2.03% during the period.

What market conditions were present during the period?

Stocks advanced during the period, although returns varied across market segments. The technology segment did not participate as fully as other segments in market advances, and it was particularly weak early in the period. However, the segment rallied enough in the second half of the period to achieve a reasonable return for the year. Energy stocks provided the market’s best returns, especially those of companies focused on domestic production as well as exploration and development.

A number of cross-currents, including rising energy prices, steady increases in short-term interest rates, and fears of heightened inflation diminished the constructive impact of continued solid economic growth and positive earnings advances over the period. Also, there were unusual increases in energy prices and distorted economic activity caused by the Gulf Coast hurricanes. These events contributed to investors’ increasing aversion to the more volatile segments of the market.

What factors affected the Portfolio’s performance?

The Portfolio maintained a bias over the period to larger-capitalization companies with strong business models. This had a negative impact on our performance versus our peer group, as small- and mid-capitalization companies provided higher levels of returns than larger ones.

The Portfolio earned strong returns throughout the period from its technology hardware equipment holdings in Apple Computer, but this advantage was more than offset by below-average returns from our position in other large companies such as Dell Computer and IBM.

An underweighted stance in Google was a meaningful factor in the Portfolio’s underperformance versus its peer group. Also, the Portfolio’s below-average performance in the consumer, health care and telecommunications services segments -- other areas of the market that provide opportunity for participation in new technologies -- also were detrimental relative to our peers.

What is your outlook?

Many of 2005’s economic concerns -- such as rising interest rates, higher commodity prices, and political instability --will carry over to 2006, albeit with less intensity. Easing concerns that these factors will limit growth in technology spending should support better earnings visibility and thus valuation expansion. We expect technology spending to increase by the mid-single digits during the year.

Top 10 Holdings
(% of Portfolio)

Intel Corporation	3.0%
Apple Computer, Inc.	3.0%
Google, Inc.	2.8%
Microsoft Corporation	2.7%
Cisco Systems, Inc.	2.7%
International Business Machines Corporation	2.3%
EMC Corporation	2.2%
Yahoo!, Inc.	2.2%
QUALCOMM, Inc.	2.0%
Marvell Technology Group, Ltd.	1.8%

These common stocks represent 24.7% of the total
investment portfolio.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

A more favorable economic environment, combined with an explosion in consumer devices and elevated demand for network services, make us optimistic about technology stocks in 2006. Our focus will continue to include the device side of the technology market, but we will increasingly emphasize providers of infrastructure and services to capture the inevitable network build out and replacement cycle.

We expect business investment will be a more significant component of technology spending growth than the consumer in the coming year and have positioned the Portfolio to benefit from that trend. The technology market continues to evolve, and we continue to cast a broad net to identify not only successful investments within the traditional technology segment, but also new and emerging technologies in other fields such as medicine and energy.

Portfolio Facts
as of December 31, 2005

Net Assets	$59,827,688	NAV	$7.53
NAV -- High†	12/2/2005 -- $7.71
NAV -- Low†	4/15/2005 -- $6.23
Number of Holdings: 148		† For the year ended December 31, 2005

Average Annual Total Returns[1]
as of December 31, 2005

From
Inception
1 Year	3/1/2001
----------------------------------------------------------------------------------------------------------------------------------------------------------
3.72%	–5.64%

* The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

** The Goldman Sachs Technology Industry Composite Index is a modified capitalization-weighted index of selected technology stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

Thrivent Partner Small Cap Growth Portfolio

Subadvised by Turner Investment Partners, Inc. and Transamerica Investment Management LLC

The Thrivent Partner Small Cap Growth Portfolio seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks of U.S. small-capitalization companies.

The Portfolio is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, higher credit risks such as defaulted debt, bankruptcy, mergers, reorganizations and liquidations. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the one-year period ended Dec. 31, 2005?

The Thrivent Partner Small Cap Growth Portfolio gained 3.96% for the annual reporting period. It underperformed the median return of 7.07% for its peer group, as represented by the Lipper Small Cap Growth Funds Category. The Portfolio performed in line with the benchmark Russell 2000 Growth Index, which advanced 4.15% over the same time frame.

What market conditions were present during the period?

For the most part U.S. stock market returns were somewhat subdued during the period, as investors tried to determine how U.S. economic growth would be affected by higher energy prices and interest rate increases by the Federal Reserve Board. The stock market rallied late in 2005, resulting in positive one-year returns for all the major equity indices. After six consecutive years of outperforming, small-capitalization stocks -- as measured by Russell indices --underperformed large-caps by a narrow margin. However, neither segment could keep pace with mid-cap indices, which fared well primarily because of strong returns from energy-related stocks. The energy sector, mainly energy equipment and services companies, and energy-related industries within the utility sector, led the market. Stocks in the consumer discretionary sector were the worst performers during the reporting period. For the first time in recent years, growth-oriented stocks gained a slight performance advantage versus value-oriented stocks in the latter part of the year. However, a bias toward value or growth did not substantially impact performance in 2005, a reversal from recent years.

What factors affected the Portfolio’s performance?

The Portfolio underperformed its peer group mainly because of poor stock selection in the health care and consumer discretionary sectors. In health care, two holdings in the biotechnology industry -- Nabi Biopharmaceuticals and Eyetech Pharmaceuticals -- turned in disappointing returns. These were partially offset by good results achieved by our positions in United Therapeutics and Amylin Pharmaceuticals. The Portfolio’s holdings in internet and catalog retail companies such as Overstock.com, Provide Commerce and ValueVision Media provided sub-par returns during the period as well. Coldwater Creek, a specialty retailer, was an outstanding performer but only sufficient to mitigate the weakness in the other holdings. Elsewhere in retail, our holding in PETCO Animal Supplies proved to be disappointing, as the stock came under significant pressure during the period.

On the other hand, stocks in the industrial and financial services sectors of the Portfolio aided returns and helped it keep pace with the Russell benchmark. We achieved strong results from commercial services companies like FTI Consulting and construction and engineering companies like Jacobs Engineering. Stericycle, in the medical waste management industry, also proved beneficial to the Portfolio. Exposure to the investment securities and asset management industries

Top 10 Holdings
(% of Portfolio)

ValueClick, Inc.	1.5%
Digital Insight Corporation	1.2%
Jacobs Engineering Group, Inc.	1.2%
Macrovision Corporation	1.0%
FTI Consulting, Inc.	1.0%
Forward Air Corporation	0.9%
Affiliated Managers Group, Inc.	0.8%
Wintrust Financial Corporation	0.8%
Zebra Technologies Corporation	0.8%
Tractor Supply Company	0.8%

These common stocks represent 10.0% of the total
investment portfolio.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

added to the Portfolio’s results. We obtained particularly good returns from Investment Technology Group, a full service trade execution firm, and Affiliated Managers Group, an asset management company.

What is your outlook?

Economic growth will likely slow during the first half of 2006 as a result of a decline in consumer spending. However, business spending is likely to increase, due to high productivity, low interest expense and a healthy economy, which have combined to produce increased profitability and cash-flow for U.S. corporations. Our outlook for equities remains positive for 2006, as earnings growth remains positive, albeit at a slower pace. In addition, corporate management has ample motivation to focus on providing improved returns for their shareholders, given that there are a number of well capitalized acquirers looking to take advantage of underperforming businesses. Other positive factors for stocks include stable energy prices and indications that the Federal Reserve is nearing the end of its tightening cycle. Because of these factors, we believe growth-oriented stocks will outperform value in 2006. Therefore, we are very optimistic about the outlook for growth stocks, as well as the Portfolio, in the coming year.

Portfolio Facts
as of December 31, 2005

Net Assets	$64,746,550	NAV	$12.11
NAV -- High†	12/9/2005 -- $12.4
NAV -- Low†	4/28/2005 -- $10.08
Number of Holdings: 190		† For the year ended December 31, 2005

Average Annual Total Returns[1]
as of December 31, 2005

From
Inception
1 Year	11/30/2001
--------------------------------------------------------------------------------------------------------------------------------------------------
3.96%	6.26%

* The Russell 2000 Growth Index is an index comprised of companies with a greater than average growth orientation within the Russell 2000 Index. The Russell 2000 Index is comprised of the 2,000 smaller companies in the Russell 3000 Index, which represents the 3,000 largest companies based on market capitalization and is designed to represent the performance of about 98% of the U.S. equity market. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

Thrivent Partner Small Cap Value Portfolio

Subadvised by T. Rowe Price Associates, Inc.

The Thrivent Partner Small Cap Value Portfolio seeks long-term growth of capital by investing primarily in a diversified portfolio of smaller capitalization common stocks.

The Portfolio is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, higher credit risks such as defaulted debt, bankruptcy, mergers, reorganizations and liquidations. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the one-year period ended Dec. 31, 2005?

The Thrivent Partner Small Cap Value Portfolio advanced 4.89%, underperforming its peer group during the year. The peer group, as represented by the Lipper Small Cap Value Funds Category, posted a median return of 7.38% . However, the Portfolio performed in line with the benchmark Russell 2000 Value Index, which gained 4.71% over the same 12-month period.

What market conditions were present during the period?

For the most part U.S. stock market returns were somewhat subdued during the period, as investors tried to determine how U.S. economic growth would be affected by higher energy prices and interest rate increases by the Federal Reserve Board. The stock market rallied late in 2005, resulting in positive one-year returns for all the major equity indices. After six consecutive years of outperforming, small-capitalization stocks -- as measured by Russell indices --underperformed large-caps by a narrow margin. However, neither segment could keep pace with mid-cap indices, which fared well primarily because of strong returns from energy-related stocks. The energy sector, mainly energy equipment and services companies, and energy-related industries within the utility sector led the market. Stocks in the consumer discretionary sector were the worst performers during the reporting period. For the first time in recent years, growth-oriented stocks gained a slight performance advantage versus value-oriented stocks in the latter part of the year. However, a bias toward value or growth did not substantially impact performance in 2005, a reversal from recent years.

What factors affected the Portfolio’s performance?

Solid stock selection in the energy and health care sectors helped the Portfolio slightly outpace the Russell benchmark during the year. Our energy holdings provided the highest levels of absolute and relative returns for the period. The energy sector benefited from unusually high oil and natural gas prices, as demand exceeded normal supplies and shortages were exacerbated by Hurricane Katrina’s devastation along the Gulf coast. An above-average weighting in the energy equipment and services industries relative to our peers and the benchmark contributed favorably to the Portfolio’s results as well.

In health care facilities, our positions in Odyssey Healthcare, a provider of hospice care, and Capital Senior Living, a U.S. operator of senior living communities, achieved excellent returns. Also, the biopharmaceutical company Myogen, which focuses on treatments for cardiovascular disorders, provided extraordinary results in the period.

Top 10 Holdings
(% of Portfolio)

Texas Regional Bancshares, Inc.	1.4%
First Republic Bank	1.3%
Genesee & Wyoming, Inc.	1.2%
Forest Oil Corporation	1.2%
Strategic Hotel Capital, Inc.	1.1%
ProAssurance Corporation	1.1%
Kirby Corporation	1.1%
Whiting Petroleum Corporation	1.0%
Owens & Minor, Inc.	1.0%
East West Bancorp, Inc.	1.0%

These common stocks represent 11.4% of the total
investment portfolio.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

On the other hand, the Portfolio’s results fell short of its peer group primarily because of sub-par stock selection in the information technology and consumer discretionary sectors. In particular, computer storage company SBS Technologies achieved poor results. Additionally, we realized disappointing returns from our holdings in application software companies Catapult Communications and Agile Software and electronics manufacturer Merix Corp. In consumer discretionary, Haverty Furniture and Aaron Rents contributed to below-average results, as housing-related stocks came under pressure with higher interest rates.

What is your outlook?

As we anticipated, performance leadership shifted from small-cap stocks to large-caps in 2005 after six years of small-cap outperformance. As the economy slows to a more moderate growth rate in 2006, we expect large-cap stocks to again lead the market in the coming year. If this trend continues, it may create more investment opportunities in the small-cap segment of the market. This would be a welcome change, given the current difficulty in finding attractively valued, small-cap stocks for the Portfolio.

Portfolio Facts
as of December 31, 2005

Net Assets	$106,240,429	NAV	$16.82
NAV -- High†	12/14/2005 -- $17.25
NAV -- Low†	5/13/2005 -- $14.56
Number of Holdings: 135		† For the year ended December 31, 2005

Average Annual Total Returns[1]
as of December 31, 2005

From
Inception
1 Year	4/30/2003
--------------------------------------------------------------------------------------------------------------------------------------------------------
4.89%	24.98%

* The Russell 2000 Value Index is an index comprised of companies with a greater than average value orientation within the Russell 2000 Index. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

Thrivent Small Cap Stock Portfolio

Christopher J. Serra, Portfolio Manager

The Thrivent Small Cap Stock Portfolio seeks long-term capital growth by investing primarily in small company common stocks and securities convertible into small company common stocks.

The Portfolio is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, higher credit risks such as defaulted debt, bankruptcy, mergers, reorganizations and liquidations. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended Dec. 31, 2005?

Thrivent Small Cap Stock Portfolio produced a 8.81% return, while its Lipper Inc. Small Cap Core Funds peer group posted a 4.94% median return. The Portfolio’s market benchmark, the Russell 2000 Index, returned 4.55% during the period.

What market conditions were present during the period?

The economy produced generally solid numbers. With gross domestic product growth at more then 3% and with stable inflation figures, the environment was generally constructive for investing in small-capitalization stocks. This was welcome news to many investors who sought growth in small-caps after struggling to identify similar opportunities in the large-cap segment of the market.

Leading the strong small-cap performance during the period were higher-quality companies with visible earnings growth and good returns on capital. Also, the energy sector was a substantial driver of the market. Although there were pockets of performance in lower-quality, emerging-growth companies, they generally underperformed their higher-quality counterparts during the period.

What factors affected the Portfolio’s performance?

The Portfolio’s bias toward higher-quality segments of the market was a significant contributing factor to its performance during the past 12 months. Investors generally preferred better balance sheets and higher financial quality as the maturing economic cycle, systematic short-term interest rate increases, an unstable energy market and ongoing geopolitical uncertainty limited investors’ desire for risk.

The Portfolio’s holdings in the health care sector, especially in the pharmaceuticals and biotechnology areas, also aided its performance. Intuitive Surgical was one such health care stock that posted especially outstanding returns during the period. Financials were another strong segment, and we benefited from the solid performance of our insurance holdings and our underweighting of interest rate-sensitive savings & loan stocks. The Portfolio also benefited from favorable returns in its real estate investment trust holdings.

What is your outlook?

We remain generally optimistic about the prospects for the market and the economy as we move into 2006. If anything has the potential to derail our optimism, it would be an acceleration in inflation, higher energy prices, declining global demand (particularly in Asia), or lower job growth. There is little evidence of such developments at the moment; however, we will be monitoring these factors closely.

There has been a clear market shift toward growth stocks, as it is becoming harder late in the economic cycle for companies to continue boosting stock prices by improving margins and lowering costs. As a result, we will focus our attention on finding higher-quality companies with sustainable profit growth. Because of its earnings growth strength, especially

Top 10 Holdings
(% of Portfolio)

HCC Insurance Holdings, Inc.	0.9%
Affiliated Managers Group, Inc.	0.7%
Oshkosh Truck Corporation	0.7%
Ohio Casualty Corporation	0.6%
URS Corporation	0.6%
Energen Corporation	0.6%
Genesee & Wyoming, Inc.	0.6%
Sierra Health Services, Inc.	0.6%
Sybron Dental Specialties, Inc.	0.6%
Beacon Roofing Supply, Inc.	0.6%

These common stocks represent 6.5% of the total
investment portfolio.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

in the health care equipment sector, the Portfolio will maintain an overweighted position in health care. We also continue to hold a positive bias toward the industrial sector and will look for opportunities to add to the Portfolio’s holdings in that area. We are increasing our technology holdings toward a modest overweighted position, and we will maintain underweighted positions in the consumer and basic materials areas.

With substantial cash on corporate balance sheets, we anticipate that many companies will begin to realize that growth through reinvestment is vital to their long-term viability. Given the excess cash on corporate balance sheets and massive inflows into private equity and LBO (leveraged buyout) funds, we expect a significant acceleration of merger and acquisition activity in 2006. In this environment, we believe small-cap stocks could offer an outstanding conduit to growth.

Portfolio Facts
as of December 31, 2005

Net Assets	$290,176,111	NAV	$14.62
NAV -- High†	12/14/2005 -- $14.88
NAV -- Low†	4/28/2005 -- $12.41
Number of Holdings: 235		† For the year ended December 31, 2005

Average Annual Total Returns[1]
as of December 31, 2005

From
Inception
1 Year	3/1/2001
----------------------------------------------------------------------------------------------------------------------------------------
8.81%	10.64%

* The Russell 2000 Index is an index comprised of the 2,000 smaller companies in the Russell 3000 Index. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

Thrivent Small Cap Index Portfolio

Kevin R. Brimmer, Portfolio Manager

The Thrivent Small Cap Index Portfolio strives for capital growth that approximates the performance of the S&P SmallCap 600 Index by investing primarily in the common stocks of the Index.

The Portfolio is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, higher credit risks such as defaulted debt, bankruptcy, mergers, reorganizations and liquidations. Small company stock prices are generally more volatile than large company stock prices. While the Portfolio attempts to closely track the S&P SmallCap 600 Index, it does not duplicate the composition of the Index. Individuals may not invest directly in any index. Index portfolios are subject to the same market risks associated with the stocks in their respective indexes. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended Dec. 31, 2005?

For the 12-month period ended Dec. 31, 2005, Thrivent Small Cap Index Portfolio gained 7.32%, while the S&P SmallCap 600 Index advanced by 7.70% . By comparison, the Portfolio’s peer group, as represented by the Lipper Small-Cap Core Funds category, posted a median return of 4.94% .

What market conditions were present during the period?

In the first four months of the year, small-cap stocks generally retreated, coming off a strong 2004. Rising energy prices raised concerns for investors, who feared an economic slowdown could result. The S&P SmallCap 600 Index lost signifi-cant ground. But the situation began to brighten in mid-May, and from that point until late July, the market generated a strong rally. After a brief respite between August and October, the market resumed on a positive path in November. Energy stocks finished well above all other sectors, as companies profited from the upward trend in oil prices. Industrial and health care stocks also performed well. Consumer stocks and telecommunications services issues detracted from the performance of the S&P SmallCap 600 Index.

It is notable that the Index has been outperforming a rival index of small cap stock performance, the Russell 2000, in all but one year since 2000. We believe the strict rules that determine which companies qualify for inclusion in the S&P SmallCap 600 Index make it more attractive for our shareholders. That is an important distinction that makes our Small Cap Index Portfolio stand out from many others.

What factors affected the Portfolio’s performance?

The index approach to investing implies that as a rule, no active management occurs in the Portfolio. Instead, we seek to maintain a fully invested portfolio that replicates the composition and performance of the S&P SmallCap 600 Index, while keeping transaction costs to a minimum. As is typically the case in an index fund, variations in performance between the Portfolio and the Index can be attributed to expenses, transaction costs and minor differences in portfolio composition.

One proactive move we made, beginning in 2004 and continuing last year, was to shift the Portfolio to what’s known as a full-float adjustment style. The S&P SmallCap 600 implemented such a change in 2005. The Index is now adjusted to reflect the value of shares that are actually traded in the open markets. This altered the composition of the S&P SmallCap 600 slightly in a way that should more accurately reflect the actual value of shares actively and openly available on the market. Because the Portfolio made an early adjustment to the ultimate change in the Index, it helped the Portfolio more closely mirror the broad performance of the market, overcoming some of the differences related to Portfolio expenses.

Top 10 Holdings
(% of Portfolio)

NVR, Inc.	0.5%
Cimarex Energy Company	0.5%
Roper Industries, Inc.	0.5%
Oshkosh Truck Corporation	0.5%
Pharmaceutical Product Development, Inc.	0.5%
Global Payments, Inc.	0.5%
Vintage Petroleum, Inc.	0.4%
Massey Energy Company	0.4%
Cerner Corporation	0.4%
Cal Dive International, Inc.	0.4%

These common stocks represent 4.6% of the total
investment portfolio.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

What is your outlook?

Small-cap stocks have enjoyed three straight years of positive performance, and again in 2005, outperformed the more popular S&P 500 Index of large-cap stocks. The general investment environment, with solid economic growth, modest inflation and attractive stock valuations, seems to offer positive potential for 2006 as well. There are notable risks in the market, such as the possibility that energy prices will move even higher, that interest rates could rise significantly or external events could dampen economic growth. In addition, the fact that the current bull market and economic expansion are more mature indicates that small stocks may start looking less attractive to investors compared to mid-cap and large-cap counterparts.

The Portfolio will continue to track the performance of the S&P SmallCap 600 Index, which we believe offers investors an attractive opportunity to take advantage of the broad, diversified marketplace for small-cap stocks.

Portfolio Facts
as of December 31, 2005

Net Assets	$473,650,421	NAV	$19.41
NAV -- High†	12/14/2005 -- $20.00
NAV -- Low†	4/28/2005 -- $16.59
Number of Holdings: 604		† For the year ended December 31, 2005

Average Annual Total Returns[1]
as of December 31, 2005
			From
			Inception
1 Year	5-Year	10-Year	6/14/1995

7.32%	10.38%	11.73%	12.17%

* The S&P SmallCap 600 Index is an index that represents the average performance of a group of 600 small capitalization stocks. “S&P SmallCap 600 Index” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. Index funds are subject to the same market risks associated with the stocks in their respective indexes. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

Thrivent Mid Cap Growth Portfolio

Brian L. Thorkelson (left) and Andrea J. Thomas (right), Portfolio Co-Managers

The Thrivent Mid Cap Growth Portfolio seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of companies with medium-market capitalizations.

Mid-cap stocks offer the potential for long term gains but can be subject to short term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform for the 12-month period ended Dec. 31, 2005?

For the 12-month period under review, Thrivent Mid Cap Growth Portfolio outpaced the median of its peer group of similarly managed funds, but trailed its benchmark, which is unmanaged and carries no expenses. For the year, the Portfolio returned 11.27%, while the Lipper Mid Cap Growth Funds Category returned 11.11% . The Portfolio’s benchmark, the Russell Midcap Growth Index, posted 12.10% .

What market conditions were present during the period?

U.S. stocks closed out 2005 on a constructive note, rallying in the fourth quarter and generally lifting the major indices to positive territory for the period. The Dow Jones Industrial Average ended the period with a modest positive return as did the technology heavy NASDAQ Composite. Broader, more diversified indices fared better with the S&P 500 Index achieving mid single digit returns. Mid-capitalization stocks fared best for the period, lifted particularly by strong performance from stocks in the energy sector while growth-oriented equities finally gained a slight edge on their value-oriented counterparts, reversing a trend that has favored value stocks over the past few years. Energy and utility stocks led the market while consumer discretionary and telecommunications stocks lagged.

What factors affected the Portfolio’s performance?

First, our decision to overweight exposure to energy-related stocks proved to be the most substantial benefit to performance for the year. Stocks issued by companies in this sector led the markets as global demand for crude oil and natural gas continued to surge. The Portfolio’s holdings in this area were up significantly for the year, contributing to our overall returns.

Second, both our exposure to and individual stock selection within both health care and consumer discretionary stocks added to performance. Our health care holdings advanced in part due to favorable product pricing and continued profit margin improvement. Stock selection in the consumer area contributed positively during the year, and our decision to reduce our exposure to this group added even more relative performance as the sector declined.

On the negative side, stock selection within technology detracted somewhat from the Portfolio’s returns. Our growth expectations for mid-cap stocks in this industry sector were, in hindsight, too early and optimistic, and individual stock selection within the sector fell short. Finally, the fact that energy stocks comprise a larger component of the Index than our Portfolio hurt us. One couldn’t have enough energy exposure during the period, as this sector vastly outperformed the broad market. Had we held a more

Top 10 Holdings
(% of Portfolio)

Getty Images, Inc.	0.9%
Broadcom Corporation	0.8%
Marvell Technology Group, Ltd.	0.8%
Corporate Executive Board Company	0.8%
NII Holdings, Inc.	0.7%
Adobe Systems, Inc.	0.7%
Coach, Inc.	0.7%
Comverse Technology, Inc.	0.7%
Coventry Health Care, Inc.	0.6%
Chico’s FAS, Inc.	0.6%

These common stocks represent 7.3% of the total
investment portfolio.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

aggressive overweighted position in this area, we might have added incremental returns. However, we are convinced that doing so might have compromised not only the overall risk/return profile of the Portfolio but long-term returns as well.

What is your outlook?

We remain cautiously optimistic as we structure the portfolio for the months ahead. Although we believe energy prices and interest-rate conditions will remain the key drivers of the equity markets for the coming months, we are confident the mid-cap segment will continue to offer solid growth prospects. That said, we expect a somewhat choppy trading environment in which individual stock selection will be paramount in identifying outperformers.

We’ve adopted a more neutral-to-defensive position by paring back our exposure to the strongest-performing sectors, such as health care, while adding stocks we believe represent good opportunity at current prices such as technology and select consumer-oriented stocks. This tactic will position us well for what we believe will be generally favorable conditions for the mid-cap segment of the market in the months ahead.

Portfolio Facts
as of December 31, 2005

Net Assets	$747,472,757	NAV	$16.21
NAV -- High†	12/14/2005 -- $16.48
NAV -- Low†	4/28/2005 -- $13.46
Number of Holdings: 362		† For the year ended December 31, 2005

Average Annual Total Returns[1]
as of December 31, 2005

		From
		Inception
1 Year	5-Year	1/30/1998

11.27%	–0.02%	8.38%

* The Russell Midcap Growth Index is an index comprised of companies with higher than average price-to-book ratios and higher forecasted growth values within the Russell Midcap Index. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

Thrivent Mid Cap Growth Portfolio II

Brian L. Thorkelson (left) and Andrea J. Thomas (right), Portfolio Co-Managers

The Thrivent Mid Cap Growth Portfolio II seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks of companies with medium-market capitalizations.

Mid-cap stocks offer the potential for long term gains but can be subject to short term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform for the 12-month period ended Dec. 31, 2005?

For the 12-month period under review, Thrivent Mid Cap Growth Portfolio II outpaced the median of its peer group of similarly managed funds, but trailed its benchmark, which is unmanaged and carries no expenses. For the year, the Portfolio returned 11.22%, while the Lipper Mid Cap Growth Funds Category, returned 11.11% . The Portfolio’s benchmark, the Russell Midcap Growth Index, posted 12.10% .

What market conditions were present during the period?

U.S. stocks closed out 2005 on a constructive note, rallying in the fourth quarter and generally lifting the major indices to positive territory for the period. The Dow Jones Industrial Average ended the period with a modest positive return as did the technology heavy NASDAQ Composite. Broader, more diversified indices fared better with the S&P 500 Index achieving mid single digit returns. Mid-capitalization stocks fared best for the period, lifted particularly by strong performance from stocks in the energy sector while growth-oriented equities finally gained a slight edge on their value-oriented counterparts, reversing a trend that has favored value stocks over the past few years. Energy and utility stocks led the market while consumer discretionary and telecommunications stocks lagged.

What factors affected the Portfolio’s performance?

First, our decision to overweight exposure to energy-related stocks proved to be the most substantial benefit to performance for the year. Stocks issued by companies in this sector led the markets as global demand for crude oil and natural gas continued to surge. The Portfolio’s holdings in this area were up significantly for the year, contributing to our overall returns.

Second, both our exposure to and individual stock selection within both health care and consumer discretionary stocks added to performance. Our health care holdings advanced in part due to favorable product pricing and continued profit margin improvement. Stock selection in the consumer area contributed positively during the year, and our decision to reduce our exposure to this group added even more relative performance as the sector declined.

On the negative side, stock selection within technology detracted somewhat from the Portfolio’s returns. Our growth expectations for mid-cap stocks in this industry sector were, in hindsight, too early and optimistic, and individual stock selection within the sector fell short. Finally, the fact that energy stocks comprise a larger component of the Index than our Portfolio hurt us. One could-n’t have enough energy exposure during the period, as this sector vastly outperformed the broad market. Had we held

Top 10 Holdings
(% of Portfolio)

Getty Images, Inc.	0.9%
Broadcom Corporation	0.8%
Marvell Technology Group, Ltd.	0.8%
Corporate Executive Board Company	0.8%
Adobe Systems, Inc.	0.7%
NII Holdings, Inc.	0.7%
Coach, Inc.	0.7%
Comverse Technology, Inc.	0.7%
Coventry Health Care, Inc.	0.6%
Chico’s FAS, Inc.	0.6%

These common stocks represent 7.3% of the total
investment portfolio.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

a more aggressive overweighted position in this area, we might have added incremental returns. However, we are convinced that doing so might have compromised not only the overall risk/return profile of the Portfolio but long-term returns as well.

What is your outlook?

We remain cautiously optimistic as we structure the portfolio for the months ahead. Although we believe energy prices and interest-rate conditions will remain the key drivers of the equity markets for the coming months, we are confident the mid-cap segment will continue to offer solid growth prospects. That said, we expect a somewhat choppy trading environment in which individual stock selection will be paramount in identifying outperformers.

We’ve adopted a more neutral-to-defensive position by paring back our exposure to the strongest-performing sectors, such as health care, while adding stocks we believe represent good opportunity at current prices such as technology and select consumer-oriented stocks. This tactic will position us well for what we believe will be generally favorable conditions for the mid-cap segment of the market in the months ahead.

Portfolio Facts
as of December 31, 2005

Net Assets	$38,229,872	NAV	$10.60
NAV -- High†	12/14/2005 -- $10.78
NAV -- Low†	4/28/2005 -- $8.81
Number of Holdings: 361		† For the year ended December 31, 2005

Average Annual Total Returns[1]
as of December 31, 2005

From
Inception
1 Year	11/30/2001

11.22%	1.48%

* The Russell Midcap Growth Index is an index comprised of companies with higher than average price-to-book ratios and higher forecasted growth values within the Russell Midcap Index. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

Thrivent Partner Mid Cap Value Portfolio

Subadvised by Goldman Sachs Asset Management, L.P.

Thrivent Partner Mid Cap Value Portfolio seeks to achieve long-term growth of capital.

How did the Portfolio perform for the period from April 29 through Dec. 31, 2005?

The Thrivent Partner Mid Cap Value Portfolio was launched on April 29, 2005, and therefore was not in existence for the entire fiscal year. For the period from inception through Dec. 31, 2005, the Portfolio returned 15.44%, outpacing both its peer group and market benchmark. Its Lipper mid-cap value peer group posted a median return of 14.67% . The benchmark Russell Midcap Value Index gained 14.81% over the same time frame.

What market conditions were present during the period?

After trading within a fairly defined range for most of 2005, the U.S. stock market rallied in the fourth quarter, with major indices returning positive results for the year. Throughout the period, investors grappled with the impact that both Federal Reserve policy and high oil and natural gas prices would have on U.S. economic growth. The Fed raised interest rates eight times in 2005, which the markets mostly took in stride. Although they rose significantly during the period, energy prices did come down somewhat from their highs by year end.

Mid-capitalization stocks surpassed both the large- and small-cap segments during the year, led by outstanding results from companies in the energy sector. The best-performing areas within energy were oil and natural gas exploration and production companies, as well as oil field services companies. A number of factors caused a continuing supply and demand imbalance in the energy sector. These included production disruptions from the hurricane season, disappointing production growth from non-OPEC countries and ongoing strong demand from emerging countries such as China.

Stocks in the health care and industrials sectors also showed strong gains. The laggards in the mid-cap segment for the period included the information technology and consumer discretionary sectors. At the end of the period, growth-oriented stocks began to outperform their value-oriented counterparts, reversing a trend that has favored value stocks over the past few years.

What factors affected the Portfolio’s performance?

The Portfolio outperformed the peer group and index primarily because of strong returns from its holdings in the consumer discretionary sector, particularly media, leisure and retail stocks, and the materials sector. Callaway Golf was a positive performer in the leisure segment, while J.C. Penney Company contributed in the retail segment. Media company Lamar Advertising and homebuilder Lennar aided Portfolio returns. The materials segment was also a positive contributor to the Portfolio, as strong pricing in industrial commodities and precious metals lifted producers and suppliers of these products. Archer-Daniels-Midland Company in the food products industry and IVAX Corp. in the pharmaceutical industry also achieved excellent returns for the period.

Top 10 Holdings
(% of Portfolio)

J.C. Penney Company, Inc.
(Holding Company)	2.5%
PPL Corporation	2.2%
EOG Resources, Inc.	2.1%
Ambac Financial Group, Inc.	2.1%
Harrah’s Entertainment, Inc.	1.9%
PG&E Corporation	1.8%
Zions Bancorporation	1.8%
Range Resources Corporation	1.7%
Bear Stearns Companies, Inc.	1.7%
Entergy Corporation	1.6%

These common stocks represent 19.4% of the total
investment portfolio.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

American Standard Company, in the building products industry, did not perform as well as expected, as higher interest rates put pressure on housing product suppliers in the latter part of 2005. Industrial companies such as Rockwell Collins and Carlisle Companies did not fully participate in the mid-cap segment’s strength during the second half of the period. Also, holdings in the financial segment provided uneven results, again, the result of an expectation of continued interest rate hikes. Holdings in real estate sensitive segments like iStar Financial and Apartment Investment & Management did not perform well in the second half of the year.

What is your outlook?

Looking forward in 2006, we believe the market environment still offers quality companies at attractive prices. We think corporate management teams will experience varying degrees of success as they strive to contain rising commodity, regulatory and operating costs. We believe the merger-and-acquisition environment should also remain strong, as private equity firms and corporate buyers compete for attractive assets. With these trends in mind, we believe our quality-focused investment style, driven by fundamental analysis and disciplined valuation, will position us well in the coming months.

Portfolio Facts
as of December 31, 2005

Net Assets	$21,246,672	NAV	$11.48
NAV -- High†	12/14/2005 -- $11.71
NAV -- Low†	4/29/2005 -- $10.00
Number of Holdings: 93		† For the period ended December 31, 2005

Average Annual Total Returns[1]
as of December 31, 2005

From
Inception
4/29/2005

15.44%

* The Russell Midcap Value Index is an index comprised of companies with lower than average price-to-book ratios and lower forecasted growth values within the Russell Midcap Index. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

Thrivent Mid Cap Stock Portfolio

Brian J. Flanagan (left) and John E. Hintz (right), Portfolio Co-Managers

The Thrivent Mid Cap Stock Portfolio seeks long-term capital growth by investing primarily in common stocks and securities convertible into common stocks of mid-sized companies.

Mid-cap stocks offer the potential for long-term gains but can be subject to short-term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform for the 12-month period ended Dec. 31, 2005?

For the 12-month reporting period, Thrivent Mid Cap Stock Portfolio significantly outperformed its peer group and broad market benchmark with a gain of 16.37% . Its Lipper mid-cap core peer group posted a median return of 12.02% . The benchmark S&P MidCap 400 Index advanced 12.55% over the same one-year time frame.

What market conditions were present during the period?

U.S. stocks closed out 2005 on a constructive note, rallying in the fourth quarter and generally lifting the major indices to positive territory for the period. The Dow Jones Industrial Average ended the period with a modest positive return as did the technology heavy NASDAQ Composite. Broader, more diversified indices fared better with the S&P 500 Index achieving mid single digit returns. Mid-capitalization stocks fared best for the period, lifted particularly by strong performance from stocks in the energy sector while growth-oriented equities finally gained a slight edge on their value-oriented counterparts, reversing a trend that has favored value stocks over the past few years. Energy and utility stocks led the market while consumer discretionary and telecommunications stocks lagged.

What factors affected the Portfolio’s performance?

The Portfolio outperformed the peer group and index primarily because of strong stock selection. Several standouts included energy companies Ultra Petroleum and

Patterson-UTI Energy. Ultra Petroleum, a natural gas company with Wyoming assets, generated strong returns on investment while keeping low costs. Patterson-UTI Energy, the second largest North American land driller, benefited from full utilization and improved pricing as demand surged from oil and gas producers. Also, Jacobs Engineering, an engineering and construction firm for large-scale projects, performed well as demand increased to build plants and facilities. In health care, Humana and PacifiCare Health Systems advanced as investors realized these companies will benefit significantly from the new Medicare Part D plan. Also, IVAX Corporation, a generic and branded pharmaceutical company, profited from its large number of new drugs in the pipeline.

On a sector basis, the Portfolio was rewarded for an above-average weighting in the top-performing energy sector and a below-average weighting in consumer discretionary stocks. Although information technology was one of the worst-performing groups in the index, the Portfolio’s strong stock selection in this sector generated gains as well.

What is your outlook?

Although we are still bullish on the energy sector over the long term, we are concerned about its short-term outlook for several reasons, including increasing oil and natural gas production, slowing demand growth, higher commodity inventories and less attractive valuations. Therefore, we

Top 10 Holdings
(% of Portfolio)

HCC Insurance Holdings, Inc.	1.4%
Valero Energy Corporation	1.2%
Weatherford International, Ltd.	1.1%
Manitowoc Company, Inc.	1.1%
PartnerRe, Ltd.	1.1%
Harrah’s Entertainment, Inc.	0.9%
JB Hunt Transport Services, Inc.	0.9%
Burlington Northern Santa Fe Corporation	0.9%
Oshkosh Truck Corporation	0.9%
Wind River Systems, Inc.	0.9%

These common stocks represent 10.4% of the total
investment portfolio.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

recently took profits from several energy holdings and moved the Portfolio to an equal weighting for the near term.

While consumer discretionary stocks were laggards in 2005, we are slightly increasing the Portfolio’s weighting in this sector. We do see some positive signs for consumers including a stronger economy, a growing job market and lower short-term energy prices. However, continued headwinds such as increasing health care costs and heavy consumer debt burdens are causing us to keep the Portfolio’s overall weighting below average.

Finally, several factors are compelling us to increase our allocation to information technology and industrials stocks. We believe technology stocks look attractive as merger and acquisition activity should continue. In addition, many companies have significant cash available to invest in projects, and firms have many exciting new ideas. The industrials segment should benefit from the strong growth in the economy as companies spend money to buy equipment.

Portfolio Facts
as of December 31, 2005

Net Assets	$224,227,689	NAV	$12.82
NAV -- High†	12/14/2005 -- $13.07
NAV -- Low†	4/28/2005 -- $10.49
Number of Holdings: 208		† For the year ended December 31, 2005

Average Annual Total Returns[1]
as of December 31, 2005

From
Inception
1 Year	3/1/2001

16.37%	6.87%

* The S&P MidCap 400 Index is an index that represents the average performance of a group of 400 medium capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

Thrivent Mid Cap Index Portfolio

Kevin R. Brimmer, Portfolio Manager

The Thrivent Mid Cap Index Portfolio seeks total returns that track the performance of the S&P MidCap 400 Index by investing primarily in the common stocks comprising the Index.

Mid-cap stocks offer the potential for long term gains but can be subject to short term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. While the Portfolio attempts to closely track the S&P MidCap 400 Index, it does not duplicate the composition of the Index. Individuals may not invest directly in any index. Index portfolios are subject to the same market risks associated with the stocks in their respective indexes. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform for the 12-month period ended Dec.31, 2005?

Mid-cap stocks led the domestic equity markets for the 12-month period ended Dec. 31, 2005. During that time, Thrivent Mid Cap Index Portfolio provided results in line with those of the S&P MidCap 400 Index, after fees and expenses. The Portfolio earned 12.34%, while the S&P MidCap 400 generated a return of 12.55% for the same period. The Portfolio’s peer group, as represented by the Lipper Mid Cap Core Funds category, posted a median return of 12.02% over the same period.

What market conditions were present during the period?

Mid-cap stocks declined in three of the first four months of the year, as ongoing interest rate increases by the Federal Reserve and fast-rising energy prices gave investors the jitters. It wasn’t until mid-May when mid-cap stocks turned the corner. From that point forward, this segment of the market performed well, with only a couple of minor setbacks, and finished the year with a solid, double-digit return. Even when oil prices peaked at close to $70/barrel in late August, mid-cap stocks showed some resilience and finished the year on a positive note.

Energy stocks were the biggest winners of the year in the mid-cap arena. In this segment of the market, oil-drilling companies performed particularly well, benefiting from the trend toward higher oil prices. Utilities stocks followed suit.

Other industries that saw solid returns included consumer staples and health care stocks. On the downside, materials companies and telecommunications services firms finished in negative territory.

What factors affected the Portfolio’s performance?

As an index fund, the Portfolio is not actively managed. Rather, it is virtually fully invested at all times in a way that is designed to replicate the makeup and general performance of the S&P MidCap 400 Index. With the exception of transaction costs and Portfolio expenses, along with some minor differences in composition between the Portfolio and the Index, results for shareholders should be comparable to those of the Index.

One proactive move we made, beginning in 2004 and continuing last year, was to shift the Portfolio to what’s known as a full-float adjustment style. The S&P MidCap 400 implemented such a change in 2005, and it was fully in force in September. The Index is now adjusted to reflect the value of shares that are actually traded in the open markets. This altered the composition of the S&P MidCap 400 slightly in a way that should more accurately reflect the actual value of shares actively and openly available on the market. Because the Portfolio made an early adjustment to the ultimate change in the Index, it helped the Portfolio more closely mirror the broad performance of the market, overcoming some of the differences related to Portfolio expenses.

Top 10 Holdings
(% of Portfolio)

Legg Mason, Inc.	1.1%
SanDisk Corporation	0.9%
Peabody Energy Corporation	0.8%
Chico’s FAS, Inc.	0.6%
Smith International, Inc.	0.6%
Expeditors International of
Washington, Inc.	0.5%
Precision Castparts Corporation	0.5%
Noble Energy, Inc.	0.5%
IVAX Corporation	0.5%
Cognizant Technology
Solutions Corporation	0.5%

These common stocks represent 6.5% of the total
investment portfolio.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

What is your outlook?

Mid-cap stocks have enjoyed a solid run outpacing large-cap stocks over the past one-year, three-year, five-year and 10-year periods. That trend may continue in 2006, though the longer the bull market and economic expansion continue, the more likely it is that large-caps will begin to find more favor with investors. Still, the environment remains generally favorable for stocks, particularly since companies continue to show the ability to generate profit growth.

Energy costs will again be a focus for investors in 2006, and could well dictate the performance of the market, particularly over the short term. If economic growth can continue at the pace set in 2005, stocks should be able to generate favorable returns once again. The Portfolio provides an effective means for long-term investors to take advantage of opportunities offered by the mid-cap stock marketplace.

Portfolio Facts
as of December 31, 2005

Net Assets	$171,532,787	NAV	$14.43
NAV -- High†	12/14/2005 -- $14.65
NAV -- Low†	4/15/2005 -- $12.18
Number of Holdings: 404		† For the year ended December 31, 2005

Average Annual Total Returns[1]
as of December 31, 2005

From
Inception
1 Year	3/1/2001

12.34%	9.37%

* The S&P Mid Cap 400 Index is an index that represents the average performance of a group of 400 medium capitalization stocks. “S&P MidCap 400 Index” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. Index funds are subject to the same market risks associated with the stocks in their respective indexes. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

Thrivent Partner International Stock Portfolio

Subadvised by Mercator Asset Management, L.P. and T. Rowe Price International, Inc.

The Thrivent Partner International Stock Portfolio seeks long-term growth of capital by investing primarily in foreign stocks.

Foreign investments involve additional risks including currency fluctuations and greater political, economic and market instability and different accounting standards, as compared with domestic investments. These risks are magnified when the portfolio invests in emerging markets, which may be of relatively small size and less liquid than domestic markets. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform for the 12-month period ended Dec. 31, 2005?

The Thrivent Partner International Stock Portfolio returned 13.71% during the annual reporting period. Its results fell short of the peer group’s median return of 14.64%, as represented by the Lipper International Stock Funds Category. The Portfolio performed in line with its benchmark, the MSCI Europe, Australia and Far East (EAFE) Index, which gained 14.02% for the year.

What market conditions were present during the period?

International stock markets produced very strong gains in 2005 and outperformed the U.S. market for the fourth consecutive year. Foreign stocks struggled early in the period, as energy prices surged and the dollar strengthened against major foreign currencies. As the dollar stabilized in the second half of the year, improving economic conditions (especially in Japan and developing countries) and relatively low interest rates fueled a sharp rally in overseas equity markets.

Virtually every region posted positive results for the year. Emerging markets were the best performers, led by Latin America and Eastern Europe. These markets remained resilient, based on hopes of longer-term political stability and continued shifting of basic industry manufacturing from developed to developing nations. In terms of sectors, energy and materials stocks generally outperformed all other groups. This development was also a positive factor for many emerging markets.

Among developed markets, Japan posted the best results, followed by other Asian markets. Japan reacted favorably to positive election results in September, which marked an end to political gridlock, while China continued to drive regional economic demand. Europe generated modest gains despite a challenging economic environment. Corporate profitability for European companies remained relatively healthy, given the necessary restructuring efforts aimed at maintaining global competitiveness.

What factors affected the Portfolio’s performance?

The primary factors that caused the Portfolio’s performance to fall short of its peer group were a below-average weighting in materials stocks and an above-average weighting in larger European markets and consumer discretionary stocks. The Portfolio’s bias toward larger-capitalization stocks was also a hindrance. Smaller-capitalization stocks continued to outperform, despite less attractive relative valuations. Poor stock selection in several sectors, particularly consumer discretionary and industrials, also detracted from relative results. Several laggards included European retailers Kingfisher and Metro; Australian transport infrastructure firms Macquarie Infrastructure and Transurban; telecommunications companies Vodafone and Portugal Telecom; and U.K. banks such as Royal Bank of Scotland and Lloyds TSB Group.

Several factors helped the Portfolio perform in line with its benchmark. Specifically it benefited from significant exposure to Japan and the emerging markets, which dominated foreign stock performance during the year, and favorable

Top 10 Countries
(% of Portfolio)

Japan	20.2%
United Kingdom	13.5%
Switzerland	7.6%
France	5.2%
Germany	4.9%
Italy	4.6%
Spain	3.6%
South Korea	3.0%
Netherlands	2.9%
Mexico	2.3%

These common stocks represent 67.8% of the total
investment portfolio.

Quoted Top Industries, Portfolio Composition and Top 10 Countries are subject to change.

The lists of Top Industries and Top 10 Countries exclude short-term investments and collateral held for securities loaned.

stock selection in the financial and telecommunications sectors. Financial stocks were by far the best performers in the Portfolio, led by Japanese banking and real estate companies such as Resona Holdings, SMFG, Sumitomo Trust & Banking, Sompo Japan Insurance, Mitsui Fudosan and Leopalace 21. Telecommunication services stocks were the worst-performing segment in 2005. However, excellent stock selection in this sector of the Portfolio, like the Mexico-based wireless services provider America Movil, helped performance. The Fund also achieved good results from its energy-related stocks such as Petrobras, Saipem and Keppel and technology stocks like electronics maker Samsung.

What is your outlook?

Although overseas stock markets outperformed the U.S. market in each of the past four years, we believe international equities remain attractive. Corporate earnings abroad have slowed but continue to grow at a solid rate, the economic environment appears to be improving and valuations are still attractive in many regions. Downside risks include higher inflation, further strength in the U.S. dollar or a weaker economy in China, which could dampen global growth. Nonetheless, we believe that international markets are poised to perform well in the coming year. Additionally, large-cap growth stocks are well positioned to outperform after several years of lagging results.

Portfolio Facts
as of December 31, 2005

Net Assets	$1,055,901,879	NAV	$13.63
NAV -- High†	12/29/2005 -- $13.71
NAV -- Low†	4/28/2005 -- $11.45
Number of Holdings: 170		† For the year ended December 31, 2005

Average Annual Total Returns[1]
as of December 31, 2005

		From
		Inception
1 Year	5-Year	1/18/1996

13.71%	2.39%	5.33%

* The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index) is a stock index designed to measure the equity performance of developed countries outside of North America. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

Thrivent Partner All Cap Portfolio

Subadvised by Fidelity Management & Research Company

The Thrivent Partner All Cap Portfolio seeks long-term growth of capital.

Stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform for the 12-month period ended Dec. 31, 2005?

The Thrivent Partner All Cap Portfolio provided a return of 18.33% during the annual reporting period, significantly outpacing both its peer group and industry benchmark. The peer group, as represented by the Lipper Multi-Cap Core Funds Index, posted a median return of 6.31% while the benchmark Russell 3000 Index gained 6.12% over the same time frame.

What market conditions were present during the period?

In 2005, U.S. equity markets were led by particularly strong returns in the energy sector, mainly energy equipment and services companies. Also, some energy-related industries within the utility sector provided strong, absolute and relative returns. The health care sector experienced more moderate -- but still above-market -- returns. Specifically, good results earned by health care providers and services companies and biotechnology companies offset weaker returns for medical equipment and large pharmaceutical companies. The finan-cial sector also added value versus the broad market benchmarks because of good returns for insurance, investment banking and brokerage and asset management companies.

Information technology stocks provided a modest positive return as a whole; however, stocks within the sector experienced a wide range of results. Select consumer discretionary companies were under operating pressure during the reporting period. In particular, the automobile industry showed weakness, as major manufacturers and suppliers were impacted by high energy prices.

Mid-sized companies outperformed large- and small-capitalization companies primarily due to exposure to the energy sector. Drilling and equipment companies, which showed particularly strong performance, were well represented in the mid-cap segment. Across the broad market, value-oriented stocks produced a slight performance advantage over the full year, due to the energy sector’s stellar returns. However, in the latter half of 2005, growth stocks proved to be better performers. In general, a value or growth orientation had less impact on performance in 2005 than in the past few years.

What factors affected the Portfolio’s performance?

The Portfolio outperformed both the peer group and benchmark index because of particularly strong stock selection, especially in the areas of information technology, consumer discretionary, energy and industrials. It also benefited from a below-average weighting in the poorly performing consumer discretionary sector and an above-average weighting in top-performing energy.

Within information technology, positions in both Apple Computer and Google were the primary contributors to excess returns. NVIDIA, Marvell Technology Group and Trident Microsystems also added to the Portfolio’s results. In the consumer discretionary sector, KB Home and D.R. Horton aided performance, as their stock price appreciation was quite favorable early in the year.

Energy stocks provided excellent absolute and relative returns for the Portfolio. Specifically our holdings in Valero Energy, Holly and Tesoro contributed significantly to overall

Top 10 Holdings
(% of Portfolio)

Altria Group, Inc.	3.5%
Bank of America Corporation	3.0%
Hewlett-Packard Company	2.5%
Apple Computer, Inc.	2.4%
Google, Inc.	2.2%
TXU Corporation	2.1%
Ultra Petroleum Corporation	1.8%
Ambac Financial Group, Inc.	1.6%
Valero Energy Corporation	1.6%
General Electric Company	1.6%

These common stocks represent 22.3% of the total
investment portfolio.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

results. Industrial companies such as Joy Global, a beneficiary of higher energy prices, performed strongly, as did Freightcar America, Bucyrus International and Caterpillar. In the aerospace sector, Precision Castparts and BE Aerospace achieved favorable results as the aircraft ordering cycle improved in 2005.

Health care supplier Cooper Companies, a diversified manufacturer of medical and diagnostic products as well as surgical instruments and accessories, earned disappointing returns for the Portfolio during the period. Also, a lack of exposure to several companies that performed well in the index and peer group was a factor in the underperformance of the Portfolio’s health care holdings.

What is your outlook?

U.S. economic growth is expected to moderate in 2006, as higher interest rates and energy prices slow consumer spending. One factor mitigating that impact is continued apparent strength in industries producing capital goods. Another is the prospect for increased foreign demand as economic growth strengthens for major U.S. trading partners. As always, the Portfolio will seek to invest in the most attractive growth-oriented companies across the market capitalization spectrum.

Portfolio Facts
as of December 31, 2005

Net Assets	$82,201,103	NAV	$10.47
NAV -- High†	12/23/2005 -- $10.61
NAV -- Low†	4/15/2005 -- $8.56
Number of Holdings: 129		† For the year ended December 31, 2005

Average Annual Total Returns[1]
as of December 31, 2005

From
Inception
1 Year	11/30/2001

18.33%	1.34%

* The Russell 3000 Index is an index comprised of the 3,000 largest companies based on market capitalization and is designed to represent the performance of about 98% of the U.S. equity market. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

Thrivent Large Cap Growth Portfolio

Scott A. Vergin, Portfolio Manager

The Thrivent Large Cap Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of established corporations that appear to offer attractive prospects of a high total return from dividends and capital appreciation.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform for the 12-month period ended Dec. 31, 2005?

Thrivent Large Cap Growth Portfolio outpaced both its benchmark and the median of its peer group of similarly managed portfolios during the 12-month period ended Dec. 31, 2005. For the review period, the Portfolio returned 7.01%, while its peer group, the Lipper Large Cap Growth Funds Category, delivered 6.83% . The Portfolio’s benchmark, the Russell 1000 Growth Index, returned 5.26% for the same time frame.

What market conditions were present during the review period?

U.S. stocks closed out 2005 on a constructive note, rallying in the fourth quarter and generally lifting the major indices to positive territory for the period. The Dow Jones Industrial Average ended the period with a modest positive return as did the technology heavy NASDAQ Composite. Broader, more diversified indices fared better with the S&P 500 Index achieving mid single digit returns. Mid-capitalization stocks fared best for the period, lifted particularly by strong performance from stocks in the energy sector while growth-oriented equities finally gained a slight edge on their value-oriented counterparts, reversing a trend that has favored value stocks over the past few years. Energy and utility stocks led the market while consumer discretionary and telecommunications stocks lagged.

What factors impacted the Portfolio’s performance?

In general, active management of the Portfolio’s diverse mix of equity securities was the most prominent contributor to performance for the period, on both an absolute and relative basis.

First, our overweighted exposure to energy stocks signifi-cantly supported performance versus both the benchmark and our peers. Energy company shares advanced due to the extended rise in oil prices, and were solid outperformers for the Portfolio. What’s more, our emphasis on energy-services related stocks, such as stocks of drilling and coal-related companies, further added to returns as this segment of the energy sector outperformed. Holdings such as Transocean Inc., a drilling company, posted good performance overall and helped add to the Portfolio’s fiscal-year results.

Similarly, stock selection within the financials sector defini-tively added to performance for the year. The fact that we selectively emphasized brokerage and asset-management financial services stocks, such as Goldman Sachs and Lehman Brothers, helped us on both an absolute and relative basis. Our decision to overweight our general allocation to financial stocks also helped, but to a less significant degree.

Finally, our decision to overweight the Portfolio’s exposure to health care stocks -- specifically HMO company stocks --

Top 10 Holdings
(% of Portfolio)

Microsoft Corporation	2.3%
UnitedHealth Group, Inc.	2.3%
General Electric Company	2.2%
Google, Inc.	2.0%
Procter & Gamble Company	1.8%
Amgen, Inc.	1.8%
Genentech, Inc.	1.8%
QUALCOMM, Inc.	1.8%
Johnson & Johnson	1.7%
Yahoo!, Inc.	1.7%

These common stocks represent 19.4% of the total
investment portfolio.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

added to our relative returns. Holdings such as Aetna and United Healthcare, which continued to deliver strong, consistent performance thanks to good enrollment growth and pricing increases, supported our returns this period.

On the negative side, stock selection in technology held back our returns, albeit marginally. While we owned a few laggards within the tech universe, a more significant factor was not owning shares of companies that advanced strongly during the period.

What is your outlook?

We are encouraged by the generally favorable conditions for U.S. equities that prevail as we enter the Portfolio’s new fiscal year. While we anticipate that energy stocks will continue to outperform the overall market thanks to ongoing global demand/supply concerns, we also expect to see some minor shifts in the market to favor other sectors, such as technology. Should business capital spending revive, as we expect it will, we look to improving conditions for many technology-related stocks and, consequently, new and more diversified opportunities for the Portfolio. Whatever the changes in macro conditions or investor preferences, we continue to believe bottom-up, individual security analysis will remain the key to outperformance in the months to come.

Portfolio Facts
as of December 31, 2005

Net Assets	$2,375,027,383	NAV	$15.67
NAV -- High†	12/14/2005 -- $16.04
NAV -- Low†	4/20/2005 -- $13.48
Number of Holdings: 229		† For the year ended December 31, 2005

Average Annual Total Returns[1]
as of December 31, 2005

			From
			Inception
1 Year	5-Year	10-Year	1/9/1987

7.01%	–3.16%	9.03%	10.18%

* The Russell 1000 Growth Index is an index comprised of those Russell 1000 companies with higher than average price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

Thrivent Large Cap Growth Portfolio II

Scott A. Vergin, Portfolio Manager

The Thrivent Large Cap Growth Portfolio II seeks long-term growth of capital and future income by investing primarily in a diversified portfolio of common stocks of companies that appear to offer better than average long-term growth potential.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform for the 12-month period ended Dec. 31, 2005?

Thrivent Large Cap Growth Portfolio II outpaced both its benchmark and the median of its peer group of similarly managed portfolios during the 12-month period ended Dec. 31, 2005. For the review period, the Portfolio returned 7.08%, while its peer group, the Lipper Large Cap Growth Funds Category, delivered 6.83% . The Portfolio’s benchmark, the Russell 1000 Growth Index, returned 5.26% for the same time frame.

What market conditions were present during the review period?

U.S. stocks closed out 2005 on a constructive note, rallying in the fourth quarter and generally lifting the major indices to positive territory for the period. The Dow Jones Industrial Average ended the period with a modest positive return as did the technology heavy NASDAQ Composite. Broader, more diversified indices fared better with the S&P 500 Index achieving mid single digit returns. Mid-capitalization stocks fared best for the period, lifted particularly by strong performance from stocks in the energy sector while growth-oriented equities finally gained a slight edge on their value-oriented counterparts, reversing a trend that has favored value stocks over the past few years. Energy and utility stocks led the market while consumer discretionary and telecommunications stocks lagged.

What factors impacted the Portfolio’s performance?

In general, active management of the Portfolio’s diverse mix of equity securities was the most prominent contributor to performance for the period, on both an absolute and relative basis.

First, our overweighted exposure to energy stocks signifi-cantly supported performance versus both the benchmark and our peers. Energy company shares advanced due to the extended rise in oil prices, and were solid outperformers for the Portfolio. What’s more, our emphasis on energy-services related stocks, such as stocks of drilling and coal-related companies, further added to returns as this segment of the energy sector outperformed. Holdings such as Transocean Inc., a drilling company, posted good performance overall and helped add to the Portfolio’s fiscal-year results.

Similarly, stock selection within the financials sector defin-itively added to performance for the year. The fact that we selectively emphasized brokerage and asset-management financial services stocks, such as Goldman Sachs and Lehman Brothers, helped us on both an absolute and relative basis. Our decision to overweight our general allocation to financial stocks also helped, but to a less significant degree.

Finally, our decision to overweight the Portfolio’s exposure to health care stocks -- specifically HMO company stocks --added to our relative returns. Holdings such as Aetna and United Healthcare, which continued to deliver strong,

Top 10 Holdings
(% of Portfolio)

Microsoft Corporation	2.3%
UnitedHealth Group, Inc.	2.3%
General Electric Company	2.2%
Google, Inc.	2.0%
Procter & Gamble Company	1.8%
Amgen, Inc.	1.8%
Genentech, Inc.	1.8%
QUALCOMM, Inc.	1.7%
Johnson & Johnson	1.7%
Yahoo!, Inc.	1.7%

These common stocks represent 19.3% of the total
investment portfolio.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

consistent performance thanks to good enrollment growth and pricing increases, supported our returns this period.

On the negative side, stock selection in technology held back our returns, albeit marginally. While we owned a few laggards within the tech universe, a more significant factor was not owning shares of companies that advanced strongly during the period.

What is your outlook?

We are encouraged by the generally favorable conditions for U.S. equities that prevail as we enter the Portfolio’s new fiscal year. While we anticipate that energy stocks will continue to outperform the overall market thanks to ongoing global demand/supply concerns, we also expect to see some minor shifts in the market to favor other sectors, such as technology. Should business capital spending revive, as we expect it will, we look to improving conditions for many technology-related stocks and, consequently, new and more diversified opportunities for the Portfolio. Whatever the changes in macro conditions or investor preferences, we continue to believe bottom-up, individual security analysis will remain the key to outperformance in the months to come.

Portfolio Facts
as of December 31, 2005

Net Assets	$42,600,115	NAV	$10.37
NAV -- High†	12/14/2005 -- $10.62
NAV -- Low†	4/20/2005 -- $8.92
Number of Holdings: 228		† For the year ended December 31, 2005

Average Annual Total Returns[1]
as of December 31, 2005

From
Inception
1 Year	11/30/2001

7.08%	1.15%

* The Russell 1000 Growth Index is an index comprised of those Russell 1000 companies with higher than average price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

Thrivent Partner Growth Stock Portfolio

Subadvised by T. Rowe Price Associates, Inc.

The Thrivent Partner Growth Stock Portfolio seeks long-term growth of capital and, secondarily, to increase dividend income by investing primarily in a diversified portfolio of common stocks of well-established growth companies.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform for the one-year period ended Dec. 31, 2005?

The Thrivent Partner Growth Stock Portfolio gained 6.32% for the period, slightly underperforming the median return of 6.83% for its peer group, as represented by the Lipper Large Cap Growth Funds Category. However, the Portfolio outpaced its benchmark, the S&P 500/Citigroup Growth Index, which returned 4.01% over the same time frame.

What market conditions were present during the period?

In 2005, U.S. equity markets were led by particularly strong gains in the energy sector, mainly energy equipment and services companies. Also, some energy-related industries within the utility sector provided strong absolute and relative returns. The health care sector experienced more moderate -- but still above-market -- returns. Specifically, good results earned by health care providers and services companies and biotechnology companies offset weakness in medical equipment and large pharmaceutical companies. The financial sector also added value versus the broad market benchmarks because of strength in insurance, investment banking and brokerage and asset management companies.

Information technology stocks provided a modest positive return as a whole; however, stocks within the sector experienced a wide range of results. Select consumer discretionary companies were under operating pressure during the reporting period. In particular, the automobile industry showed weakness, as major manufacturers and suppliers were impacted by high energy prices.

Mid-sized companies outperformed large- and small-capitalization companies primarily due to exposure to the energy sector. Drilling and equipment companies, which showed particularly strong performance, were well-represented in the mid-cap segment. Across the broad market, value-oriented stocks produced a slight performance advantage over the full year, due to the energy sector’s stellar returns. However, in the latter half of 2005, growth stocks proved to be better performers. In general, a value or growth orientation had less impact on performance in 2005 than in the past few years.

What factors affected the Portfolio’s performance?

A limited but meaningful exposure to companies domiciled outside the U.S. and good stock selection in financial stocks helped the Portfolio outperform the benchmark. For example, BHP Billiton, an international resources company based in Australia, and Samsung Electronics, a Korean producer of consumer and industrial electronic products, aided Portfolio results. BHP advanced because of strong prices for industrial and precious commodities, while Samsung benefited from robust demand for products like large screen TVs. The financial sector was also a source of solid returns for the period. The Portfolio experienced good results from Ameritrade Holding and Charles Schwab, providers of securities brokerage services; State Street, a bank holding company; and Hartford Financial Services, an insurance and financial services company.

Our holdings in industrial conglomerates and commercial services detracted modestly from the Portfolio’s results and

Top 10 Holdings
(% of Portfolio)

General Electric Company	3.6%
Microsoft Corporation	2.9%
UnitedHealth Group, Inc.	2.4%
Wal-Mart Stores, Inc.	2.3%
Citigroup, Inc.	2.2%
American International Group, Inc.	2.2%
UBS AG	2.1%
Dell, Inc.	1.8%
Accenture, Ltd.	1.7%
Danaher Corporation	1.7%

These common stocks represent 22.9% of the total
investment portfolio.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

kept our return slightly lower than our peers. Specifically, Tyco International and Cendant did not deliver the performance we had anticipated in 2005. Danaher, a manufacturer and marketer of industrial and consumer products, also delivered disappointing results. Media and energy stocks were other areas of the Portfolio that fell short of expectations. Although the Portfolio’s energy holdings advanced, our results fell short of our peers. In general, the larger energy companies that we owned did not provide the stellar returns achieved by mid- and small-cap energy companies.

What is your outlook?

For 2006, we expect slower, but still solid, economic growth and slowing inflation. Growth-oriented stocks have begun to quietly outperform value; however, this advance has been led by a narrow group of industries including the internet, financials/capital markets and health care services. As the market turns its attention to growth stocks, we believe it will begin to reward companies such as GE or Microsoft, which have generated good operational performance but remain notably undervalued.

Portfolio Facts
as of December 31, 2005

Net Assets	$120,363,834	NAV	$11.86
NAV -- High†	12/14/2005 -- $12.10
NAV -- Low†	4/20/2005 -- $10.28
Number of Holdings: 110		† For the year ended December 31, 2005

Average Annual Total Returns[1]
as of December 31, 2005

From
Inception
1 Year	11/30/2001

6.32%	4.47%

* The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

** The S&P 500/Citigroup Growth Index is a capitalization-weighted index comprised of securities with higher price-to-book ratios in the S&P 500 Index. The S&P 500/Citigroup Growth Index is designed so that approximately one-half of the S&P 500 Index market capitalization is characterized as “value” and the other half as “growth.” It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

Thrivent Large Cap Value Portfolio

Matthew D. Finn, Portfolio Manager

The Thrivent Large Cap Value Portfolio seeks long-term growth of capital.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform for the 12-month period ended Dec. 31, 2005?

For the review period, Thrivent Large Cap Value Portfolio posted a net return of 7.02%, outpacing its peer group of similarly managed funds, the Lipper Large Cap Value Funds Category, which returned 5.41% . The Portfolio’s benchmark, the Russell 1000 Value Index, an unmanaged index with no associated expenses, returned 7.05% for the same period.

What market conditions were present during the period?

U.S. stocks closed out 2005 on a constructive note, rallying in the fourth quarter and generally lifting the major indices to positive territory for the period. The Dow Jones Industrial Average ended the period with a modest positive return as did the technology heavy NASDAQ Composite. Broader, more diversified indices fared better with the S&P 500 Index achieving mid single digit returns. Mid-capitalization stocks fared best for the period, lifted particularly by strong performance from stocks in the energy sector while growth-oriented equities finally gained a slight edge on their value-oriented counterparts, reversing a trend that has favored value stocks over the past few years. Energy and utility stocks led the market while consumer discretionary and telecommunications stocks lagged.

What factors impacted the Portfolio’s performance?

Successful stock selection was the main driver of the Portfolio’s performance for the year, with several positive contributors emerging from the Portfolio’s allocation to a variety of industry sectors, including health care, consumer discretionary, financials and industrials. Select retail stocks, such as Barnes and Noble and CVS, substantially added to both absolute and relative returns, particularly in the first half of the year, as did select health care holdings like Medco Health Systems and Aetna HMO.

In general, our decision to limit our exposure to the consumer discretionary sector -- particularly housing, media and retail stocks -- also helped relative performance, given that this was one of the weaker-performing segments of the market this year and a challenging forum in which to capture reasonable value.

On the negative side, our performance versus the benchmark might have been helped had we not held an overweight in technology stocks during the period. Although technology remains attractive in that the sector is well positioned to benefit from an upswing in business capital spending, this potential has not yet been reflected in share prices, and as such, our overexposure versus the Index was a performance detractor during the period.

What is your outlook?

We view the overall stock market much in the way we evaluate the stocks of individual companies. We consider valuation, or how attractive valuations are relative to interest rates, and we consider operating performance. While we do

Top 10 Holdings
(% of Portfolio)

Exxon Mobil Corporation	2.6%
Citigroup, Inc.	2.4%
J.P. Morgan Chase & Company	2.0%
Bank of America Corporation	1.9%
Altria Group, Inc.	1.9%
Chevron Corporation	1.8%
Merrill Lynch & Company, Inc.	1.6%
ConocoPhillips	1.6%
St. Paul Travelers Companies, Inc.	1.4%
Time Warner, Inc.	1.4%

These common stocks represent 18.6% of the total
investment portfolio.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

not predicate our investment strategy and stock selection process on economic forecasts, we keep overall expectations regarding macro conditions in mind as we conduct our bottom-up, fundamental analysis of individual stocks. Currently, we anticipate a slowdown in consumer spending, rendering us cautious on consumer discretionary stocks and any other industry sectors dependent on the individual consumer for growth. Conversely, areas of the economy that rely on business spending appear to be accelerating. At the same time, we intend to remain watchful of good buying opportunities amid a market sell-off. Should the market suffer a correction in the months ahead due to growing pessimism regarding the economy, we would seek every opportunity to capitalize on that trend in order to capture good value and, therefore, performance potential for the Portfolio.

Portfolio Facts
as of December 31, 2005

Net Assets	$514,528,504	NAV	$11.78
NAV -- High†	12/14/2005 -- $11.96
NAV -- Low†	4/20/2005 -- $10.61
Number of Holdings: 139		† For the year ended December 31, 2005

Average Annual Total Returns[1]
as of December 31, 2005

From
Inception
1 Year	11/30/2001

7.02%	4.87%

* The Russell 1000 Value Index is an index comprised of companies with lower price-to-book ratios and lower forecasted growth rates within the Russell 1000 Index. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

Thrivent Large Cap Stock Portfolio

Frederick L. Plautz, Portfolio Manager

The Thrivent Large Cap Stock Portfolio seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform for the 12-month period ended Dec. 31, 2005?

For the period under review, the Thrivent Large Cap Stock Portfolio delivered a net return of 5.31%, largely in line with the median of its peer group, the Lipper Large Cap Core Category, which returned 5.42% . The Portfolio outperformed its benchmark, the S&P 500 Index, which delivered 4.92% for the same period.

What market conditions were present during the period?

U.S. stocks closed out 2005 on a constructive note, rallying in the fourth quarter and generally lifting the major indices to positive territory for the period. The Dow Jones Industrial Average ended the period with a modest positive return as did the technology heavy NASDAQ Composite. Broader, more diversified indices fared better with the S&P 500 Index achieving mid single digit returns. Mid-capitalization stocks fared best for the period, lifted particularly by strong performance from stocks in the energy sector while growth-oriented equities finally gained a slight edge on their value-oriented counterparts, reversing a trend that has favored value stocks over the past few years. Energy and utility stocks led the market while consumer discretionary and telecommunications stocks lagged.

What factors affected the Portfolio’s performance?

Successful stock selection across a variety of industry groups was the most significant contributor to performance. The Portfolio enjoyed good performance from many of the stocks that we selected, based on close agreement between our quantitative model and our fundamental analysis. An example of this is Nordstrom, Inc., the national department store chain, which our analysts consistently favored, based on company fundamentals and our quantitative model ranked as a “buy” throughout the year. Our decision to overweight our exposure to this stock, which performed quite well in 2005, added solid, incremental performance.

Similarly, prudent stock selection within the home building industry group positively impacted performance, with holdings like Pulte Homes, Inc., a large, diversified home building company, significantly adding to performance. Although it began the year out-of-favor with investors due to concerns about the housing market, this stock enjoyed strong growth in sales and net income while selling at what we considered undervalued levels. Robust earnings ultimately helped push the stock’s price higher, adding to returns for the Portfolio.

Finally, our overweighted exposure to and individual stock selection within the energy sector added to returns. Holdings like Burlington Resources, Inc., a large, independent producer of oil and natural gas, posted good earnings as

Top 10 Holdings
(% of Portfolio)

General Electric Company	2.7%
Exxon Mobil Corporation	2.6%
Microsoft Corporation	2.4%
Citigroup, Inc.	2.0%
Johnson & Johnson	2.0%
Bank of America Corporation	1.8%
Intel Corporation	1.6%
American International Group, Inc.	1.5%
Altria Group, Inc.	1.5%
Wal-Mart Stores, Inc.	1.3%

These common stocks represent 19.4% of the total
investment portfolio.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

global demand for energy continued to surge, and thus, benefited the Portfolio. On the negative side, our exposure to stocks in the industrials sector hurt us versus our peers, as some of these issues showed disappointing earnings over the period.

What is your outlook?

We believe the Fed’s efforts to slow down economic growth to curb inflation risk will take hold in 2006 with the consumer sector of the economy showing the most impact. As such, we remain cautious on consumer related stocks, given our outlook for a slowdown in consumer spending. Conversely, we believe energy stocks will continue to post strong performance regardless of a mild slowdown in the economy, thanks to continued robust global demand.

While we intend to maintain a broadly diversified mix of large-capitalization stocks within the Portfolio, we believe that certain companies will be better equipped to weather a less-robust economic backdrop than others. We intend to target companies that show a greater potential to flourish in a slowing economy. We also anticipate that higher-quality large-cap growth companies will begin to attract a premium, since such growth will become scarcer as the economy cools down. We’ve positioned the Portfolio to capitalize on these expectations over the coming months.

Portfolio Facts
as of December 31, 2005

Net Assets	$602,415,851	NAV	$9.62
NAV -- High†	12/14/2005 -- $9.79
NAV -- Low†	4/20/2005 -- $8.63
Number of Holdings: 190		† For the year ended December 31, 2005

Average Annual Total Returns[1]
as of December 31, 2005

From
Inception
1 Year	3/1/2001

5.31%	–0.19%

* The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

** The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

Thrivent Large Cap Index Portfolio

Kevin R. Brimmer, Portfolio Manager

The Thrivent Large Cap Index Portfolio strives for investment results that approximate the performance of the S&P 500 Index by investing primarily in common stocks comprising the Index.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. While the Portfolio attempts to closely track the S&P 500 Index, it does not exactly duplicate the composition of the Index. Individuals may not invest directly in any index. Index portfolios are subject to the same market risks associated with the stocks in their respective indexes. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform for the 12-month period ended Dec. 31, 2005?

Thrivent Large Cap Index Portfolio achieved its objective of generating returns in line with those of its benchmark index, the S&P 500, after fees and expenses. For the 12-month period ended Dec. 31, 2005, the Portfolio gained 4.75%, while the S&P 500 returned 4.92% . By comparison, the Portfolio’s peer group, as represented by the S&P 500 Index Objective Funds category, posted a median return of 4.51% during the same time period.

What market conditions were present during the period?

After struggling through the first half of the year, the stock market began to perform better in July and managed to generate the bulk of its return in the second half of 2005. A number of hurdles discouraged investors early in the year, as oil prices began to climb, a trend that would persist. The Federal Reserve continued raising short-term interest rates. By mid-summer, it became apparent that consumers were not significantly sidetracked by higher prices at the gas pump, and that inflation remained under control despite the upturn in energy costs. Those factors gave investors more confidence in stocks, and the market responded favorably.

As has been the case in recent years, large-cap stocks under-performed other segments of the market. Within the S&P 500 Index, energy and utility stocks generated the biggest gains, as many companies in those industries saw their earnings soar in line with higher oil and gas prices. By contrast, telecommunications services stocks and consumer discretionary issues lost ground in 2005. For the year, value stocks enjoyed an edge over growth issues, though the margin of difference narrowed toward the end of 2005.

What factors affected the portfolio’s performance?

Since the Portfolio relies on an indexing approach, no active management of stock holdings is involved. Our goal is to maintain a fully invested portfolio that replicates the composition and performance of the S&P 500 Index, with variations in returns attributed to expenses and transaction costs of the Portfolio and minor differences between the composition of the Portfolio and the Index. The S&P 500 is generally regarded as one of the best measures of broad performance among U.S. large-cap stocks.

One proactive move we made, beginning in 2004 and continuing last year, was to shift the Portfolio to what’s known as a full-float adjustment style. The S&P 500 implemented such a change in 2005, and it was fully in force in September. The Index is now adjusted to reflect the value of

Top 10 Holdings
(% of Portfolio)

General Electric Company	3.2%
Exxon Mobil Corporation	3.0%
Citigroup, Inc.	2.1%
Microsoft Corporation	2.1%
Procter & Gamble Company	1.7%
Bank of America Corporation	1.6%
Johnson & Johnson	1.6%
American International Group, Inc.	1.5%
Pfizer, Inc.	1.5%
Altria Group, Inc.	1.3%

These common stocks represent 19.6% of the total
investment portfolio.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

shares that are actually traded in the open markets. This altered the composition of the S&P 500 slightly in a way that should more accurately reflect the actual value of shares actively and openly available on the market. Because the Portfolio made an early adjustment to the ultimate change in the Index, it helped the Portfolio more closely mirror the broad performance of the market, overcoming some of the differences related to Portfolio expenses.

What is your outlook?

With corporate earnings holding up well, stocks may be more attractively valued than they were a year ago. In addition, given that we’re several years into the current economic expansion cycle and a bull market, large-cap stocks may be better positioned than small- and mid-cap issues in the coming months. Concerns about rising interest rates and energy costs might create some volatility in the market. As a long-term investment, large-cap stocks should continue to play a prominent role for many investors. The Portfolio continues to offer shareholders an opportunity to capture the potential of large-cap stocks across a broad spectrum of companies and industries.

Portfolio Facts
as of December 31, 2005

Net Assets	$795,263,560	NAV	$22.31
NAV -- High†	12/14/2005 -- $22.73
NAV -- Low†	4/20/2005 -- $20.10
Number of Holdings: 504		† For the year ended December 31, 2005

Average Annual Total Returns[1]
as of December 31, 2005

			From
			Inception
1 Year	5-Year	10-Year	6/14/1995

4.75%	0.29%	8.74%	9.84%

* The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. Index funds are subject to the same market risks associated with the stocks in their respective indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

Thrivent Real Estate Securities Portfolio

Reginald L. Pfeifer, Portfolio Manager

The Thrivent Real Estate Securities Portfolio seeks to provide long-term capital appreciation and high current income by investing primarily in the equity securities of companies in the real estate industry.

The Portfolio is subject to risks arising from the fact that it concentrates its investments in only one industry. Real estate security prices are influenced by the underlying value of properties owned by the company, which may be influenced by the supply and demand for space and other factors. The real estate industry is cyclical, and the underlying value of securities issued by companies doing business in the real estate industry may be illiquid and fluctuate in value. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform for the 12-month period ended Dec. 31, 2005?

For the 12-month period under review, Thrivent Real Estate Securities Portfolio generated a strong return that outpaced its benchmark and matched the median of its peer group. For the year, the Portfolio delivered a net return of 13.25%, keeping pace with its peer group, the Lipper Real Estate Securities Fund Category, which also returned 13.25% . The Portfolio’s benchmark index, the NAREIT Equity REIT Index, returned 12.16% for the same time frame.

What market conditions were present during the period?

U.S. stocks closed out 2005 on a constructive note, rallying in the fourth quarter and generally lifting the major indices to positive territory for the period. The Dow Jones Industrial Average ended the period with a modest positive return as did the technology heavy NASDAQ Composite. Broader, more diversified indices fared better with the S&P 500 Index achieving mid single digit returns.

With the exception of a correction in the first quarter of 2005, real estate investment trust (REIT) stocks enjoyed steady overall demand and strong performance for the year, particularly when measured against the broad U.S. equity markets. For the sixth consecutive year, REITs outperformed both the S&P 500 Index and Dow Jones Industrial Average. Strong demand for real estate as an investment has been in evidence with the strong performance of REIT stocks versus other asset classes since the year 2000.

In terms of property sectors, regional malls were once again a performance leader, outperforming all other property types except the self-storage sector. Office, industrial, and apartment REITs also performed well throughout the year. Conversely, health care REITs, which generally have long-term, fixed-rate leases, did not perform as well as those property types that were able to generate steadily increasing rents during the year.

What factors affected the Portfolio’s performance?

The most prominent contributor to absolute returns and relative performance versus the Portfolio’s market benchmark was individual security selection. The most significant performance contributors versus the benchmark were our selection of office REITs, followed by shopping center, lodging, and health care REITs, respectively.

Second, our absolute performance was positively impacted by our overweighted exposure versus the benchmark in the mall sector, which outperformed other REIT sectors for the year. The Portfolio’s underweighted exposure in health care REITs, a lighter performing REIT sector for the year, also contributed strongly to performance results. Finally, the Portfolio’s exposure in the home building sector added modestly to performance results.

Top 10 Holdings
(% of Portfolio)

Simon Property Group, Inc.	5.7%
ProLogis Trust	4.3%
General Growth Properties, Inc.	3.6%
Vornado Realty Trust	3.3%
Boston Properties, Inc.	3.0%
Starwood Hotels & Resorts Worldwide, Inc.	2.9%
Avalonbay Communities, Inc.	2.8%
Equity Residential REIT	2.8%
Archstone-Smith Trust	2.4%
Host Marriott Corporation	2.4%

These common stocks represent 33.2% of the total
investment portfolio.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio maintained exposure to mortgage REITs and companies engaged in real estate lending during the year, which had a modestly negative impact on performance. However, since this exposure averaged less than 1% of total assets, the impact to the overall performance of the Portfolio was marginal.

What is your outlook?

We believe that regional mall, shopping center, and lodging properties currently offer the most favorable risk/return characteristics. These property types currently enjoy strong demand, limited new supply, increasing occupancies and rising rental rates, and appear attractively valued currently. We have positioned our office sector holdings in those companies with exposure to the strongest markets, which currently are New York City, Washington D.C. and Southern California. Finally, we anticipate favorable improvement in the multifamily property sector, which is beginning to show strong fundamental improvement and a renewed ability to increase rents. We maintain a positive outlook for real estate investments in general, and REIT stocks specifically, given their attractive income, appreciation and portfolio diversification benefits.

Portfolio Facts
as of December 31, 2005

Net Assets	$274,611,414	NAV	$18.16
NAV -- High†	8/2/2005 -- $18.40
NAV -- Low†	3/28/2005 -- $14.71
Number of Holdings: 165		† For the year ended December 31, 2005

Total Returns[1]
as of December 31, 2005

From
Inception
1 Year	4/30/2003

13.25%	29.37%

* The NAREIT Real Estate 50 Index is comprised of the largest 50 companies from the NAREIT Global Real Estate Index. It is not possible to invest directly in this Index. The performance of this Index does not reflect deductions for fees, expenses or taxes.

** The NAREIT Equity REIT Index is an unmanaged capitalization-weighted index of all equity real estate investment trusts. It is not possible to invest directly in this Index. The performance of this Index does not reflect deductions for fees, expanses or taxes. The composition of the NAREIT Equity REIT Index serves as a better reflection of the Portfolio’s current strategy than does the NAREIT Real Estate 50 Index.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

Thrivent Balanced Portfolio

Kevin R. Brimmer (left) and Michael G. Landreville (right), Portfolio Co-Managers

The Thrivent Balanced Portfolio seeks capital growth and income by investing in a mix of common stocks, bonds and money market instruments.

The Portfolio is subject to interest rate risk, prepayment risk and extension risk, which may result in overall price fluctuations over short or even extended time periods. Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform for the 12-month period ended Dec. 31, 2005?

In a year when both stock and bond markets generated modest returns, Thrivent Balanced Portfolio gained 3.92% . By comparison, its peer group, the Lipper Balanced Variable Portfolio group, returned 4.46% . The Portfolio holds both stocks and bonds, and therefore has two benchmark market indexes for comparison. The S&P 500 Index of stocks rose 4.92%, while the Lehman Brothers Aggregate Bond Index returned 2.43% .

What market conditions were present during the period?

Stock and bond markets followed somewhat different paths during the past year. Stocks struggled in the first few months before turning the corner into positive territory. Bonds prices exhibited volatility throughout the year, losing ground in the end, but the income they generated allowed bonds to achieve modestly positive total returns.

A number of factors came into play early in the year. The Federal Reserve followed five hikes in short-term interest rates in 2004 with eight more rate increases throughout 2005. Inflation became a risk again as oil prices increased by 40%. Those issues, combined with the enormity of Hurricane Katrina’s destruction, added to investor uncertainty.

Interest rates on long-term bonds rose in the first quarter, then plummeted in the second quarter before drifting higher for the remainder of the year. This was in spite of the fact that yields on short-term securities rose consistently throughout 2005. By the end of the year, the yield curve was flat, meaning there was virtually no difference in the yield on 2-year and 10-year Treasury notes. Throughout the year, longer-term and higher-quality bond issues performed better than those with a shorter maturity and of lower credit quality.

Stocks found their footing in July and then managed to hold onto modest gains by the end of 2005 as investors seemed to overcome concerns about the direction of energy prices as well as the sustainability of the economic recovery.

What factors affected the Portfolio’s performance?

The Portfolio is managed with a goal of matching the performance of its targeted indexes. The stock portion seeks to replicate the return of the S&P 500, a good measure of broad performance among U.S. large-cap stocks. Energy and utility stocks, aided by the trend toward higher oil prices, outperformed all other sectors of the market, and provided the catalyst for achieving positive returns in stocks. Our emphasis on the S&P 500 Index did limit overall portfolio results as small- and mid-capitalization equities provided higher returns than large-cap companies.

The bond component of the Portfolio is designed to closely match the composition and return of the Lehman Brothers Aggregate Bond Index. Holdings of longer-term government bonds and debt securities from overseas issuers were the best performers in 2005.

Top 10 Holdings
(% of Portfolio)

Federal National Mortgage Association
Conventional 30-Yr. Pass Through	3.9%
Federal National Mortgage Association
Conventional 15-Yr. Pass Through	2.5%
General Electric Company	1.8%
Exxon Mobil Corporation	1.7%
Citigroup, Inc.	1.2%
Microsoft Corporation	1.2%
Procter & Gamble Company	0.9%
U.S. Treasury Bonds	0.9%
Bank of America Corporation	0.9%
Johnson & Johnson	0.9%

These common stocks and long term fixed
income securities represent 15.9% of the total
investment portfolio.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

We have adjusted the portfolio to include a slightly overweight position in stocks, though the Portfolio is generally made up of approximately 60% stocks and 40% bonds.

What is your outlook?

Energy prices and interest rates may once again be driving factors for both the stock and bond markets in 2006. The Federal Reserve is widely believed to be nearly finished with its long-held stance of raising short-term interest rates. That could take some pressure off of investors and create a more favorable environment. Stocks look to be reasonably valued given the continued profit growth demonstrated by companies. On the bond side, long-term interest rates, which have held surprisingly steady, may move a bit higher, though we don’t anticipate a dramatic change.

As always, we strive to align the Portfolio with both market benchmarks it follows to provide shareholders with a return representative of the broad investment markets.

Portfolio Facts
as of December 31, 2005

Net Assets	$663,533,300	NAV	$15.48
NAV -- High	12/14/2005 -- $15.65
NAV -- Low	4/20/2005 -- $14.40
Number of Holdings: 849		† For the year ended December 31, 2005

Average Annual Total Returns[1]
as of December 31, 2005

			From
			Inception
1 Year	5-Year	10-Year	6/14/1995

3.92%	2.88%	7.67%	8.37%

* The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

Thrivent High Yield Portfolio

Paul J. Ocenasek, Portfolio Manager

The Thrivent High Yield Portfolio seeks a higher level of income through investment in a diversified portfolio of high yield securities (“junk bonds”), which involve greater risks than higher quality investments, while also considering growth of capital as a secondary objective.

The Portfolio typically invests a majority of its assets in high yield bonds (commonly referred to as junk bonds). Although high-yield bonds typically have a higher current yield than investment-grade bonds, high-yield bonds are also subject to greater price fluctuations and increased risk of loss of principal than investment-grade bonds. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform for the 12-month period ended Dec. 31, 2005?

Thrivent High Yield Portfolio outpaced both the median of its peer group and its benchmark for the year, posting a net return of 4.04%, while the Lipper High Current Yield Funds Category returned 2.39% . The Lehman Brothers U.S. Corporate High Yield Bond Index returned 2.74% for the same period.

What market conditions were present during the period?

Volatility was the theme for the high-yield bond market during the 12-month period, particularly in regard to the “spread,” or difference, between the yields of high-yield bonds versus comparable-maturity Treasuries. When 2005 began, high-yield issues were offering a 3.0% yield advantage over Treasury securities. This changed in March 2005 when that spread narrowed, or tightened. Because bond prices move in the opposite direction of their yields, as yields in the non-investment grade sector dropped, their prices rose. In May, this trend reversed, as investor concerns mounted over skyrocketing oil prices and rising interest rates. Yields backed up considerably, only to tighten again in July. Overall, a persistent pattern of volatility dogged the market throughout the period, which ended with high-yield bonds trading in a fairly narrow range, and with spreads about three-quarters of a percentage point higher than where they began. Within the high-yield universe, higher-quality credits outperformed the riskier segments of the market, with CCC-rated bonds lagging considerably.

What factors affected the Portfolio’s performance?

Our decision to underweight our exposure to auto related bonds proved to be among the most significant contributors to Portfolio performance for the year. This sector suffered during the period due to a spillover effect as major names in this industry were relegated to “junk” or non-investment grade status. Our underweighted allocation to these bonds supported both absolute and relative returns, versus both our peer group and the Index. Similarly, our decision to avoid exposure to the majority of troubled airline bonds, many of whose issuers fell into bankruptcy this period, also added to both absolute and relative performance.

Another major contributor to our competitive returns this year was our active management of the Portfolio’s credit quality profile. For the period, B-rated credits outperformed lower-quality bonds, namely CCC-rated credits. The fact that we were overweighted in our exposure to B-rated bonds, the best-performing ratings class for the year, added to returns. Likewise, our underweighted exposure to CCC-rated -- riskiest credits -- helped, particularly in March and April when the market engaged in a widespread sell-off of this segment of the high-yield market.

Top 10 Holdings by Issuer
(% of Portfolio)

General Motors Acceptance Corporation	1.4%
Williams Companies, Inc.	1.4%
Edison Mission Energy	1.0%
Qwest Communications International, Inc.	0.9%
Qwest Corporation	0.9%
MGM MIRAGE	0.9%
Sovereign Real Estate Investment
Corporation	0.8%
Dynegy Holdings, Inc.	0.8%
Southern Natural Gas Company	0.7%
AES Corporation	0.7%

These long term fixed income securities represent 9.5% of
the total investment portfolio.

Quoted Top Industries, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings by Issuer are subject to change.

The lists of Top Industries and Top 10 Holdings by Issuer exclude short-term investments and collateral held for securities loaned. Moody’s Bond Quality Ratings only reflect long-term fixed income securities.

Despite the Portfolio’s solid standing versus its peer group and benchmark this period, we lost some marginal performance due to a handful of select, individual names in the Portfolio that lagged due to the effects of heightened merger and acquisition activity during the period. This increased exposure to event risk hurt us slightly on both an absolute and relative basis, although fortunately the impact was minimal.

What is your outlook?

We anticipate neutral-to-positive fundamentals in the high-yield market, shadowed by increasingly challenging conditions. While only 3% of the high-yield market dropped significantly in value in 2004, that percentage rose to 13% in 2005. As interest rates creep upward and the economy slows, which we believe it will, performance in the high-yield sector will more vitally depend on individual, bottom-up credit selection. In light of our expectations, we plan to maintain our emphasis on the highest-quality non-investment grade credits, and believe our strict investment process based on fundamental and quantitative scrutiny will enable us to deliver added value regardless of macro conditions.

Portfolio Facts
as of December 31, 2005

Net Assets	$802,645,589	NAV	$5.01
NAV -- High†	3/8/2005 -- $5.24
NAV -- Low†	5/17/2005 -- $4.93
Number of Holdings: 263		† For the year ended December 31, 2005

Average Annual Total Returns[1]
as of December 31, 2005

			From
			Inception
1 Year	5-Year	10-Year	11/2/1987

4.04%	5.24%	3.57%	7.66%

* The Lehman Brothers U.S. Corporate High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

Thrivent High Yield Portfolio II

Paul J. Ocenasek, Portfolio Manager

The Thrivent High Yield Portfolio II seeks high current income and, secondarily, capital growth by investing primarily in high-risk, high-yield bonds commonly referred to as “junk bonds.”

The Portfolio typically invests a majority of its assets in high-yield bonds (commonly referred to as junk bonds). Although high-yield bonds typically have a higher current yield than investment-grade bonds, high-yield bonds are also subject to greater price fluctuations and increased risk of loss of principal than investment-grade bonds. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform for the 12-month period ended Dec. 31, 2005?

Thrivent High Yield Portfolio II outpaced both the median of its peer group and its benchmark for the year, posting a net return of 3.62%, while the Lipper High Current Yield Funds Category returned 2.39% . The Lehman Brothers U.S. Corporate High Yield Bond Index returned 2.74% for the same period.

What market conditions were present during the period?

Volatility was the theme for the high-yield bond market during the 12-month period, particularly in regard to the “spread,” or difference, between the yields of high-yield bonds versus comparable-maturity Treasuries. When 2005 began, high-yield issues were offering a 3.0% yield advantage over Treasury securities. This changed in March 2005 when that spread narrowed, or tightened. Because bond prices move in the opposite direction of their yields, as yields in the non-investment grade sector dropped, their prices rose. In May, this trend reversed, as investor concerns mounted over skyrocketing oil prices and rising interest rates. Yields backed up considerably, only to tighten again in July. Overall, a persistent pattern of volatility dogged the market throughout the period, which ended with high-yield bonds trading in a fairly narrow range, and with spreads about three-quarters of a percentage point higher than where they began. Within the high-yield universe, higher-quality credits outperformed the riskier segments of the market, with CCC-rated bonds lagging considerably.

What factors affected the Portfolio’s performance?

Our decision to underweight our exposure to auto related bonds proved to be among the most significant contributors to Portfolio performance for the year. This sector suffered during the period due to a spillover effect as major names in this industry were relegated to “junk” or non-investment grade status. Our underweighted allocation to these bonds supported both absolute and relative returns, versus both our peer group and the Index. Similarly, our decision to avoid exposure to the majority of troubled airline bonds, many of whose issuers fell into bankruptcy this period, also added to both absolute and relative performance.

Another major contributor to our competitive returns this year was our active management of the Portfolio’s credit quality profile. For the period, B-rated credits outperformed lower-quality bonds, namely CCC-rated credits. The fact that we were overweighted in our exposure to B-rated bonds, the best-performing ratings class for the year, added to returns. Likewise, our underweighted exposure to CCC-rated -- riskiest credits -- helped, particularly in March and April when the market engaged in a widespread sell-off of this segment of the high-yield market.

Top 10 Holdings by Issuer
(% of Portfolio)

Dow Jones CDX	2.8%
General Motors Acceptance Corporation	1.4%
Edison Mission Energy	0.9%
Qwest Communications International, Inc.	0.9%
Qwest Corporation	0.9%
MGM MIRAGE	0.9%
Lyondell Chemical Company	0.8%
Sovereign Real Estate Investment
Corporation	0.8%
Williams Companies, Inc.	0.8%
Allied Waste North America, Inc.	0.8%

These long term fixed income securities represent 11.0% of
the total investment portfolio.

Quoted Top Industries, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings by Issuer are subject to change.

The lists of Top Industries and Top 10 Holdings by Issuer exclude short-term investments and collateral held for securities loaned. Moody’s Bond Quality Ratings only reflect long-term fixed income securities.

Despite the Portfolio’s solid standing versus its peer group and benchmark this period, we lost some marginal performance due to a handful of select, individual names in the Portfolio that lagged due to the effects of heightened merger and acquisition activity during the period. This increased exposure to event risk hurt us slightly on both an absolute and relative basis, although fortunately the impact was minimal.

What is your outlook?

We anticipate neutral-to-positive fundamentals in the high-yield market, shadowed by increasingly challenging conditions. While only 3% of the high-yield market dropped significantly in value in 2004, that percentage rose to 13% in 2005. As interest rates creep upward and the economy slows, which we believe it will, performance in the high-yield sector will more vitally depend on individual, bottom-up credit selection. In light of our expectations, we plan to maintain our emphasis on the highest-quality non-investment grade credits, and believe our strict investment process based on fundamental and quantitative scrutiny will enable us to deliver added value regardless of macro conditions.

Portfolio Facts
as of December 31, 2005

Net Assets	$93,952,032	NAV	$6.54
NAV -- High†	3/8/2005 -- $6.82
NAV -- Low†	5/17/2005 -- $6.40
Number of Holdings: 262		† For the year ended December 31, 2005

Average Annual Total Returns[1]
as of December 31, 2005

		From
		Inception
1 Year	5-Year	3/2/1998

3.62%	7.39%	3.42%

* The Lehman Brothers U.S. Corporate High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

Thrivent Income Portfolio

Michael G. Landreville (left) and Gregory R. Anderson (right), Portfolio Co-Managers

The Thrivent Income Portfolio seeks a high level of income over the longer term while providing reasonable safety of capital through investment primarily in readily marketable intermediate and long-term fixed income securities.

The Portfolio is subject to interest rate risk, credit risk related to a company's underlying financial position and prepayment and extension risk, which may result in overall price fluctuations over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended Dec. 31, 2005?

The Thrivent Income Portfolio produced a 2.31% return while its Lipper Inc. Corporate Debt Funds BBB-Rated Funds peer group realized a 2.14% median return. The Portfolio’s market benchmark, the Lehman Brothers Aggregate Bond Index, posted a 2.43% return during the period.

What conditions were present during the period?

The Federal Reserve Board’s continued monetary policy tightening and a dramatic flattening of the yield curve set the backdrop for a 12-month period of modest returns in the bond market. Hurricane Katrina and increased demand from developing economies also contributed to a precipitous rise in oil prices during the period.

Despite the rising cost of energy, gross domestic product (GDP) growth remained strong. In fact, GDP growth topped 3% for the 10th straight quarter during the period, the longest consecutive streak since the 1980s. Fueling this growth, in large part, was a continued strong housing market, which led to job creation and consumer access to home-equity capital.

What factors affected the Portfolio’s performance?

The Portfolio earned good returns from its overweighted positions in commercial mortgage-backed, mortgage-backed and asset-backed securities, which performed reasonably well during the period. Also helping our performance was a somewhat cautious stance on corporate bonds.

Because of the dramatic yield-curve flattening, another contributor to success during the period was a barbelled maturity configuration. Thrivent Income Portfolio benefited modestly from such a structure, which calls for a heavier weighting of securities at the extreme ends of the yield curve and an underweighting of holdings in intermediate-maturity securities.

The Portfolio’s position in Treasury Inflation Protected Securities (TIPS) detracted from performance. TIPS under-performed during the middle of 2005, due to heavy technical selling pressure from some large investors.

What is your outlook?

We believe U.S. economic growth will slow somewhat in 2006. Sales of new and existing homes began moderating late in 2005, and if the downturn continues it could cause consumers to rein in spending (they may not have the

Top 10 Holdings
(% of Portfolio)

Federal National Mortgage Association
Conventional 30-Yr. Pass Through	7.9%
Federal National Mortgage Association
Conventional 30-Yr. Pass Through	2.7%
U.S. Treasury Bonds	2.2%
U.S. Treasury Notes	2.0%
U.S. Treasury Principal Strips	1.5%
Dow Jones CDX	1.3%
Banc of America Mortgage Securities, Inc.	1.0%
GE Dealer Floorplan Master Note Trust	0.9%
DaimlerChrysler Master Owner Trust	0.9%
Wachovia Bank Commercial
Mortgage Trust	0.9%

These long term fixed income securities represent 21.3% of
the total investment portfolio.

Quoted Top Industries, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Moody’s Bond Quality Ratings only reflect long-term fixed income securities.

fast-growing home equity they’ve been tapping for cash in the past). Consumer spending is the largest driver of economic growth.

With economic growth slowing and inflation in check, the Federal Reserve (the Fed) will likely end its year-and-a-half-long program of raising short-term interest rates early this year. With its December rate increase the Fed omitted the word “accommodative” used previously in describing its monetary policy, which probably means that it now sees rates at a neutral level -- neither accommodative nor restrictive.

Going forward, we expect the yield curve to slowly steepen to a more normal shape, with longer-term bonds paying more than shorter-term securities. In this environment, we’ll begin focusing more on intermediate maturities of five to 10 years. We will maintain our overweighted positions in commercial mortgage-backed, mortgage-backed and asset-backed securities -- and begin building a slight overweighted position in high-yield bonds, which have become more attractively valued. The Portfolio will remain neutral in investment-grade corporate securities.

Portfolio Facts
as of December 31, 2005

Net Assets	$924,333,832	NAV	$9.95
NAV -- High†	2/9/2005 -- $10.33
NAV -- Low†	11/4/2005 -- $9.84
Number of Holdings: 211		† For the year ended December 31, 2005

Average Annual Total Returns[1]
as of December 31, 2005

			From
			Inception
1 Year	5-Year	10-Year	1/9/1987

2.31%	5.70%	5.77%	7.22%

* The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

Thrivent Bond Index Portfolio

Michael G. Landreville, Portfolio Manager

The Thrivent Bond Index Portfolio strives for investment results similar to the total return of the Lehman Brothers Aggregate Bond Index by investing primarily in bonds and other debt securities included in the Index.

The Portfolio is subject to interest rate risk, credit risk related to a company's underlying financial position and prepayment and extension risk, which may result in overall price fluctuations over short or even extended time periods. While the Portfolio attempts to closely track the Lehman Brothers Aggregate Bond Index, it does not duplicate the composition of the Index. Individuals may not invest directly in any index. Index portfolios are subject to the same market risks associated with the stocks in their respective indexes. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended Dec. 31, 2005?

Bond markets offered limited opportunities in 2005 as the Federal Reserve raised short-term interest rates eight times. Thrivent Bond Index Portfolio returned 2.18% for the 12-month period ended Dec. 31, 2005. By comparison, its market benchmark, the Lehman Brothers Aggregate Bond Index, gained 2.43%, and the Portfolio’s Lipper Inc. peer group, the Intermediate Investment Grade Bond Funds Index, returned 2.22% .

What market conditions were present during the period?

The most notable trend was that short-term interest rates rose consistently throughout 2005, while yields on longer-term securities were more stable. At the start of the year, interest rates on two-year U.S. Treasury notes were 1.15% lower than those on 10-year U.S. Treasury notes. But as the year progressed, that difference narrowed, and by the end of 2005, both two-year and 10-year Treasury notes paid a comparable rate of interest. Because the Federal Reserve chose to raise interest rates on eight different occasions during the year, the upward pressure on short-term rates was predictable.

More surprising was that yields on longer-term securities held their ground. Heavy investment by foreign government central banks into U.S. bonds (both government and corporate) helped to keep demand high and consequently, interest rates lower. As a result, interest rates on 10-year Treasury bonds rose modestly, while rates on 30-year Treasuries declined by about 0.30% .

In the corporate bond sector, some concern was raised in mid-year, as two of the largest issuers of debt, General Motors and Ford, saw their credit ratings reduced to below-investment grade status. Despite this, and general economic obstacles such as soaring energy prices and the effects of a devastating hurricane season, the bond markets managed to hold their ground.

What factors affected the Portfolio’s performance?

The Portfolio is designed to track the performance of its benchmark index, the Lehman Brothers Aggregate Bond Index. This provides our shareholders with a fixed income investment that represents a broad spectrum of the bond marketplace. The composition of the Portfolio is designed to mirror the general characteristics of the Index. The one exception we made during the year was to slightly increase our holdings of asset-backed securities beyond their position within the Index. This provided some performance advantage to the Portfolio to offset part of the impact of transaction fees and expenses, which don’t apply to the Index.

Within the bond market, longer-term bonds and those issued by foreign governments generated the best performance and helped to keep us in positive territory for

Top 10 Holdings
(% of Portfolio)

Federal National Mortgage Association
Conventional 30-Yr. Pass Through	8.0%
Federal National Mortgage Association
Conventional 15-Yr. Pass Through	5.8%
Federal Home Loan Mortgage
Corporation Gold 30-Yr. Pass Through	3.8%
U.S. Treasury Notes	3.2%
U.S. Treasury Bonds	2.5%
Federal Home Loan Mortgage
Corporation Gold 30-Yr. Pass Through	2.3%
U.S. Treasury Notes	1.9%
U.S. Treasury Bonds	1.5%
U.S. Treasury Notes	1.4%
U.S. Treasury Bonds	1.4%

These long term fixed income securities represent 31.8% of
the total investment portfolio.

Quoted Top Industries, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Moody’s Bond Quality Ratings only reflect long-term fixed income securities.

the year. The Portfolio’s gains were primarily generated in the first half of 2005.

What is your outlook?

2006 begins with a very “flat” yield curve (yields on short-term securities in line with those of longer-term issues). That situation is not likely to persist for long. We anticipate the Federal Reserve will soon finish with its interest rate hikes. Even so, it seems likely that the much anticipated upturn in interest rates on longer-term securities will occur in 2006, though we don’t see the change being dramatic or overly damaging to the Portfolio.

Another major factor we will be watching is the direction of the inflation rate. The cost of living rose at a faster clip in 2005 than in several previous years, but still at a manageable rate (around 3.5%) . Higher commodity prices (for oil, gold, food products, etc.) could create more inflationary pressures in the year ahead, but we remain optimistic that it won’t turn into a serious problem for the bond market.

As in the past, we continue to manage the Portfolio in accordance with its objective to replicate the characteristics of its benchmark market index.

Portfolio Facts
as of December 31, 2005

Net Assets	$272,358,365	NAV	$10.30
NAV -- High†	2/9/2005 -- $10.60
NAV -- Low†	11/4/2005 -- $10.19
Number of Holdings: 320		† For the year ended December 31, 2005

Average Annual Total Returns[1]
as of December 31, 2005

			From
			Inception
1 Year	5-Year	10-Year	6/14/1995

2.18%	5.52%	5.82%	6.08%

* The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

Thrivent Limited Maturity Bond Portfolio

Michael G. Landreville (left) and Gregory R. Anderson (right), Portfolio Co-Managers

The Thrivent Limited Maturity Bond Portfolio seeks a high level of current income consistent with stability of principal.

The Portfolio is subject to interest rate risk, credit risk related to a company's underlying financial position and prepayment and extension risk, which may result in overall price fluctuations over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform for the 12-month period ended Dec. 31, 2005?

Thrivent Limited Maturity Bond Portfolio produced a return of 1.96% for the 12-month period ended Dec. 31, 2005. During that same period, the Portfolio’s peer group, the Lipper Short Investment Grade Debt Funds Index, returned 1.57% and the market benchmark, the Lehman Brothers 1-3 Year Government/Credit Index, gained 1.77% .

What market conditions were present during the period?

As the Federal Reserve (the Fed) hiked short-term rates by 25 basis points at each of eight meetings in 2005, yields on short-term debt securities were pushed higher providing few opportunities to generate significant returns (when interest rates rise, the value of securities declines). The Fed’s actions exceeded the market’s expectations going into 2005, and clearly the Fed was reacting to concerns about inflation threats.

While short-term rates moved higher, yields on the longer end of the market remained relatively flat. As a result, a rare “inverted yield curve” occurred at the end of 2005 (interest rates on two-year Treasury securities were higher than those on 10-year Treasury notes).

What factors affected the Portfolio’s performance?

Profit opportunities were minimal, given the interest rate environment facing shorter-term debt holders. The Portfolio benefited from investments in floating-rate securities, which allowed the yield of the portfolio to reset at higher levels as interest rates rose. The use of interest rate futures to profit from the flattening of the yield curve also proved beneficial, particularly in the first half of the year. Our holdings of asset-backed securities, which we increased modestly, provided a boost as that sector outperformed other areas of the fixed-income market. In the first three months of 2005, Treasury Inflation Protection Securities (TIPS) worked well, but a perception that the economy was slowing hurt the performance of those holdings in subsequent months.

An adjustment was made to the Portfolio’s objective during the year, requiring us to reduce the average maturity of securities held in the Portfolio as a way to limit its volatility. By shortening the duration of the Portfolio in the second half of the year, we were able to dampen some of the negative impact created by rising interest rates.

What is your outlook?

The economy has shown signs of slowing in recent months; however, we expect it will continue to expand at an above

Top 10 Holdings
(% of Portfolio)

Federal National Mortgage Association
Conventional 15-Yr. Pass Through	4.1%
Federal National Mortgage Association
Conventional 30-Yr. Pass Through	4.1%
U.S. Treasury Notes	2.0%
Federal Home Loan Bank	1.4%
U.S. Treasury Notes	1.2%
U.S. Treasury Notes	0.9%
Federal National Mortgage Association	0.9%
Impac CMB Trust	0.9%
Federal Home Loan Mortgage Corporation	0.8%
Chase Manhattan Auto Owner Trust	0.7%

These long term fixed income securities represent 17.0% of
the total investment portfolio.

Quoted Top Industries, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Moody’s Bond Quality Ratings only reflect long-term fixed income securities.

average (more than 3%) pace in 2006. As we progress through the year, we expect inflation risks to abate, which will give the Fed comfort in ceasing its interest rate hikes. We expect two additional rate increases, which would bring the federal funds rate to 4.75% by the middle of the year. For the first quarter of the year, we plan to maintain a higher percentage of floating rate securities in the Portfolio and a modest overweight in short maturity corporate bonds, mortgage-backed securities and asset-backed securities relative to government securities.

Once it becomes clear that an end to Fed tightening is near, we plan to reduce our exposure in floating rate securities and grow our holdings of corporate bonds, mortgage-backed securities and asset-backed securities. This should give the Portfolio a yield advantage relative to our benchmarks. This will also position the Portfolio for a steepening of the yield curve (an expanding differential of yields between short-and long-term debt securities), which we anticipate will occur as 2006 progresses.

Portfolio Facts
as of December 31, 2005

Net Assets	$454,075,112	NAV	$9.92
NAV -- High†	2/9/2005 -- $10.11
NAV -- Low†	11/14/2005 -- $9.90
Number of Holdings: 205		† For the year ended December 31, 2005

Average Annual Total Returns[1]
as of December 31, 2005

From
Inception
1 Year	11/30/2001

1.96%	3.28%

* The Lehman Brothers 1-5 Year Government/Credit Bond Index is an index comprised of securities in the intermediate maturity range of one to five years. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Lehman Brothers 1-3 Year Government/Credit Bond Index is an unmanaged market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and three years. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. The composition of the Lehman Brothers 1-3 Year Government/Credit Bond Index serves as a better reflection of the Portfolio’s current strategy than does the Lehman Brothers 1-5 Year Government/Credit Bond Index.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

Thrivent Mortgage Securities Portfolio

Gregory R. Anderson (left) and Scott A. Lalim (right), Portfolio Co-Managers

The Thrivent Mortgage Securities Portfolio seeks a combination of current income and long-term capital appreciation by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

The risks presented by mortgage securities include, but are not limited to, reinvestment of prepaid loans at lower rates of return. The real estate industry--and therefore, the performance of the portfolio--is highly sensitive to economic conditions. In addition, the net asset value of mortgage securities may fluctuate in response to changes in interest rates and is not guaranteed by the U.S. Government. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform for the 12-month period ended Dec. 31, 2005?

Thrivent Mortgage Securities Portfolio generated a return of 2.00% for the 12-month period ended Dec. 31, 2005. By comparison, the Portfolio’s market benchmark, the Lehman Brothers Mortgage-Backed Securities Index, returned 2.61% . Competitive funds, measured by the Lipper U.S. Mortgage Index, posted a median return of 2.02% over the same time period.

What market conditions were present during the period?

Despite serious challenges facing the economy, such as soaring oil prices and a devastating hurricane season, the economy showed surprising strength. Inflation pressures were high during the year, due to accelerating commodity prices and tightening labor markets, but core inflation (excluding food and energy prices) was benign. The Federal Reserve (the Fed) continued its “measured” tightening campaign by increasing the federal funds rate 0.25% at each meeting to reach 4.25% by the end of the year. Yields on shorter-term Treasury securities climbed higher through the end of 2005, but long-term Treasury yields stabilized. By the end of the year, interest rates on two-year U.S. Treasury notes exceeded the yield on 10-year Treasuries creating an inverted yield curve.

Within the fixed income marketplace, mortgage-backed securities delivered similar returns to comparable duration securities issued by the U.S. Treasury or corporations. But gains were modest due to the impact of rising interest rates on the shorter end of the yield curve, which detracts from the value of debt securities.

What factors affected the Portfolio’s performance?

For the second straight year, long-term Treasury yields defied market expectations that they would rise sharply as the Fed hiked short-term rates. The middle and back end of the Treasury curve traded in a modest range for most of the year, benefiting mortgage backed securities. However, the flattening of the yield curve reduced the demand for mortgage-backed issues by some investors. Mortgage securities performed better than U.S. Treasury offerings and corporate bonds over the first half of the year but lagged in the second half of the year. A decision to diversify the Portfolio into money market and short-term asset-backed securities benefited its return, as those segments generated better performance than our core mortgage-backed holdings.

Within the mortgage-backed sector, the Portfolio was negatively affected by a bias toward higher-coupon securities. Our expectation was that this segment of the market would perform relatively well in anticipation of interest rates

Top 10 Holdings
(% of Portfolio)

Federal National Mortgage Association
Conventional 30-Yr. Pass Through	23.9%
Federal National Mortgage Association
Conventional 30-Yr. Pass Through	10.9%
Federal National Mortgage Association
Conventional 15-Yr. Pass Through	5.8%
U.S. Treasury Notes	2.1%
Federal Home Loan Mortgage
Corporation Gold 15-Yr. Pass Through	2.1%
First Franklin Mortgage Loan Asset-Backed
Certificates	1.8%
Textron Financial Floorplan Master
Note Trust	1.7%
Navistar Financial Corporation	1.7%
Volkswagon Auto Lease Trust	1.7%
Credit Suisse First Boston Mortgage
Securities Corporation	1.7%

These long term fixed income securities represent 53.4% of
the total investment portfolio.

Quoted Top Industries, Moody’s Bond Quality Rating Distributions and Top 10 Holdings are subject to change.

The lists of Top Industries and Top 10 Holdings exclude short-term investments.

Moody’s Bond Quality Ratings only reflect long-term fixed income securities.

moving higher. When rates rise, fewer mortgage loans are refinanced and prepayment of existing mortgages slows. But because longer-term rates did not move significantly, higher-coupon securities lagged lower-coupon offerings. The flat-tening of the yield curve also benefited lower-coupon mortgage securities.

What is your outlook?

The economy has shown signs of slowing in recent months; however, we expect it will continue to expand at an above average (more than 3%) pace in 2006. We believe the Fed is close to completing its rate hikes for this cycle, which could mark a significant change in the mindset of bond investors.

The Portfolio is positioned somewhat defensively, with the expectation that interest rates will rise in the first quarter of 2006. Rates could decline in the second half of the year if the economy slows and the Fed does call a halt to further rate hikes. At that time, we’ll likely adjust the portfolio to take a more aggressive posture.

Mortgage-backed securities are well positioned for the environment we expect to develop. If longer-term interest rates remain in a tight range and market volatility declines, mortgage-backed holdings will benefit. Mortgage refinancing activity should slow with a cooling off of the housing market. That would work in our favor, due to our portfolio bias toward higher-coupon securities.

Portfolio Facts
as of December 31, 2005

Net Assets	$66,926,019	NAV	$9.75
NAV -- High†	2/9/2005 -- $10.01
NAV -- Low†	11/4/2005 -- $9.66
Number of Holdings: 57		† For the year ended December 31, 2005

Total Returns[1]
as of December 31, 2005

From
Inception
1 Year	4/30/2003

2.00%	2.94%

* The Lehman Brothers Mortgage-Backed Securities (MBS) Index is formed by grouping the universe of over 600,000 individual fixed rate U.S. government agency MBS pools into approximately 3,500 generic types of securities. It is not possible to invest directly in this Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

Thrivent Money Market Portfolio

William D. Stouten, Portfolio Manager

The Thrivent Money Market Portfolio seeks the maximum current income that is consistent with stability of capital and maintenance of liquidity through investment in high-quality, short-term debt instruments.

The principal risk of investing in the Money Market Portfolio is current income risk -- that is, the income the Portfolio receives may fall as a result of a decline in interest rates. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Investments in the Portfolio are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended Dec. 31, 2005?

We are pleased with the performance of Thrivent Money Market Portfolio, which produced a 2.86% return during the period. By comparison, the Portfolio’s peer group as represented by the Lipper Money Market Funds Category reported a median net return of 2.73% over the same time frame.

What conditions were present during the period?

During 2005, the Federal Reserve (the Fed) raised its overnight federal funds target rate a quarter percent at every meeting. During this time, Federal Reserve policymakers were quite clear about their belief that the federal funds rate was accommodative and that they expected to raise the rate at a measured pace. Hurricane Katrina was certainly the most significant event during the period, and it caused some doubt about whether or not the Fed would continue to raise rates at a measured pace. The Fed did continue its rate hikes, and the economy proved its resilience after the devastating Gulf Coast hurricanes, with continued growth in the third and fourth quarters of 2005. The multiple increases in the federal funds rate also helped to fuel growth in assets in the money fund industry for the first time in years.

What factors affected the Portfolio’s performance?

While many factors helped the Portfolio’s performance during the period, the most significant one was proper structuring to best capitalize on changes in short-term interest rates. Since market expectations generally trailed actual adjustments to the federal funds rate during the period, portfolios with floating-rate securities and short-duration assets performed better. We maintained a slightly lower weighted average maturity than our peer group. We also maintained a high exposure to floating-rate securities, and kept our fixed-rate investments primarily to time periods of 90 days or less. In October, we began to purchase longer-dated securities to capitalize on our expectations for a peak in short-term interest rates sometime in the first calendar quarter of 2006.

Detracting from performance were our primary objectives of safety and liquidity. While there is generally some sacrifice in yield for increased safety and liquidity, it remains a small cost compared with the benefits of providing a conservative portfolio that meets investors’ objectives of safety and liquidity in all types of market conditions.

Quoted Portfolio Composition is subject to change.

What is your outlook?

The year ahead will include many interesting transitions for bond holders, including replacement of Alan Greenspan as head of the Federal Reserve and, likely, the transition to a more stable federal funds rate. With the U.S. economy running smoothly, and some signs of inflation abating, there is growing discourse over how much, or if at all, the Federal Reserve needs to continue raising interest rates.

Our strategy for 2006 is to continue extending our weighted-average maturity on a periodic basis to capitalize on our expectations for a peak in the federal funds rate in early 2006. As in any interest rate environment, we will continue to focus on our primary objectives of safety and liquidity, while pursuing the optimum risk-adjusted yield.

	Portfolio Facts
	as of December 31, 2005

Net Assets	$373,688,518	NAV	$1.00
Number of Holdings: 106		† For the year ended December 31, 2005

Average Annual Total Returns[1]
as of December 31, 2005

			From
			Inception
1 Year	5-Year	10-Year	1/9/1987

2.86%	2.02%	3.70%	4.71%

Money Market Portfolio*
as of December 31, 2005

Portfolio

7-Day Yield	3.34%
7-Day Effective Yield	3.39%

* Seven-day yields of the Money Market Portfolio refer to the income generated by an investment in the Portfolio over a specified seven-day period. Effective yields reflect the reinvestment of income. Yields are subject to daily fluctuation and should not be considered an indication of future results.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

Shareholder Expense Example (Unaudited)

As a shareholder of the Thrivent Series Fund, Inc., you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 through December 31, 2005. Shares in the Fund are currently sold, without sales charges, only to separate accounts of Thrivent Financial for Lutherans and Thrivent Life Insurance Company, which are used to fund benefits of variable life insurance and variable annuity contracts issued by Thrivent Financial for Lutherans and Thrivent Life Insurance Company; and retirement plans sponsored by Thrivent Financial for Lutherans. Expenses associated with these Variable Contracts and Retirement Plans are not included in these examples and had these costs been included, your costs would have been higher.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During	Annualized
	Value	Value	Period *	Expense
	7/1/05	12/31/05	7/1/2005 -- 12/31/2005	Ratio

Thrivent Aggressive Allocation Portfolio
Actual	$1,000	$1,095	$0.53	0.10%
Hypothetical **	$1,000	$1,025	$0.51	0.10%

Thrivent Moderately Aggressive Allocation Portfolio
Actual	$1,000	$1,081	$0.52	0.10%
Hypothetical **	$1,000	$1,025	$0.51	0.10%

Thrivent Moderate Allocation Portfolio
Actual	$1,000	$1,067	$0.63	0.12%
Hypothetical **	$1,000	$1,025	$0.61	0.12%

Thrivent Moderately Conservative Allocation Portfolio
Actual	$1,000	$1,048	$0.88	0.17%
Hypothetical **	$1,000	$1,024	$0.87	0.17%

Thrivent Technology Portfolio
Actual	$1,000	$1,108	$4.57	0.86%
Hypothetical **	$1,000	$1,021	$4.38	0.86%

Thrivent Partner Small Cap Growth Portfolio
Actual	$1,000	$1,084	$5.20	0.99%
Hypothetical **	$1,000	$1,020	$5.04	0.99%

	Beginning	Ending	Expenses
	Account	Account	Paid During	Annualized
	Value	Value	Period *	Expense
	7/1/05	12/31/05	7/1/2005 -- 12/31/2005	Ratio

Thrivent Partner Small Cap Value Portfolio
Actual	$1,000	$1,058	$4.51	0.87%
Hypothetical **	$1,000	$1,021	$4.43	0.87%

Thrivent Small Cap Stock Portfolio
Actual	$1,000	$1,072	$3.86	0.74%
Hypothetical **	$1,000	$1,021	$3.77	0.74%

Thrivent Small Cap Index Portfolio
Actual	$1,000	$1,057	$2.02	0.39%
Hypothetical **	$1,000	$1,023	$1.99	0.39%

Thrivent Mid Cap Growth Portfolio
Actual	$1,000	$1,108	$2.39	0.45%
Hypothetical **	$1,000	$1,023	$2.29	0.45%

Thrivent Mid Cap Growth Portfolio II
Actual	$1,000	$1,108	$2.07	0.39%
Hypothetical **	$1,000	$1,023	$1.99	0.39%

Thrivent Partner Mid Cap Value Portfolio
Actual	$1,000	$1,061	$5.87	1.13%
Hypothetical **	$1,000	$1,020	$5.75	1.13%

Thrivent Mid Cap Stock Portfolio
Actual	$1,000	$1,121	$4.06	0.76%
Hypothetical **	$1,000	$1,021	$3.87	0.76%

Thrivent Mid Cap Index Portfolio
Actual	$1,000	$1,082	$2.20	0.42%
Hypothetical **	$1,000	$1,023	$2.14	0.42%

Thrivent Partner International Stock Portfolio
Actual	$1,000	$1,164	$5.13	0.94%
Hypothetical **	$1,000	$1,020	$4.79	0.94%

Thrivent Partner All Cap Portfolio
Actual	$1,000	$1,128	$5.10	0.95%
Hypothetical **	$1,000	$1,020	$4.84	0.95%

Thrivent Large Cap Growth Portfolio
Actual	$1,000	$1,084	$2.36	0.45%
Hypothetical **	$1,000	$1,023	$2.29	0.45%

Thrivent Large Cap Growth Portfolio II
Actual	$1,000	$1,084	$2.10	0.40%
Hypothetical **	$1,000	$1,023	$2.04	0.40%

Thrivent Partner Growth Stock Portfolio
Actual	$1,000	$1,077	$4.71	0.90%
Hypothetical **	$1,000	$1,021	$4.58	0.90%

Thrivent Large Cap Value Portfolio
Actual	$1,000	$1,062	$3.33	0.64%
Hypothetical **	$1,000	$1,022	$3.26	0.64%

Thrivent Large Cap Stock Portfolio
Actual	$1,000	$1,060	$3.69	0.71%
Hypothetical **	$1,000	$1,022	$3.62	0.71%

Thrivent Large Cap Index Portfolio
Actual	$1,000	$1,056	$1.81	0.35%
Hypothetical **	$1,000	$1,023	$1.79	0.35%

		67

	Beginning	Ending	Expenses
	Account	Account	Paid During	Annualized
	Value	Value	Period *	Expense
	7/1/05	12/31/05	7/1/2005 -- 12/31/2005	Ratio

Thrivent Real Estate Securities Portfolio
Actual	$1,000	$1,068	$4.43	0.85%
Hypothetical **	$1,000	$1,021	$4.33	0.85%

Thrivent Balanced Portfolio
Actual	$1,000	$1,036	$1.95	0.38%
Hypothetical **	$1,000	$1,023	$1.94	0.38%

Thrivent High Yield Portfolio
Actual	$1,000	$1,025	$2.30	0.45%
Hypothetical **	$1,000	$1,023	$2.29	0.45%

Thrivent High Yield Portfolio II
Actual	$1,000	$1,024	$2.50	0.49%
Hypothetical **	$1,000	$1,023	$2.50	0.49%

Thrivent Income Portfolio
Actual	$1,000	$1,002	$2.27	0.45%
Hypothetical **	$1,000	$1,023	$2.29	0.45%

Thrivent Bond Index Portfolio
Actual	$1,000	$998	$2.01	0.40%
Hypothetical **	$1,000	$1,023	$2.04	0.40%

Thrivent Limited Maturity Bond Portfolio
Actual	$1,000	$1,009	$2.28	0.45%
Hypothetical **	$1,000	$1,023	$2.29	0.45%

Thrivent Mortgage Securities Portfolio
Actual	$1,000	$1,003	$3.08	0.61%
Hypothetical **	$1,000	$1,022	$3.11	0.61%

Thrivent Money Market Portfolio
Actual	$1,000	$1,017	$2.34	0.46%
Hypothetical **	$1,000	$1,023	$2.35	0.46%

*Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 /365 to reflect the one-half year period.

**Assuming 5% total return before expenses.

PricewaterhouseCoopers LLP 225 South Sixth Street Suite 1400 Minneapolis, MN 55402 Telephone (612) 596 6000

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of the Thrivent Series Fund, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Thrivent Aggressive Allocation Portfolio, Thrivent Moderately Aggressive Allocation Portfolio, Thrivent Moderate Allocation Portfolio, Thrivent Moderately Conservative Allocation Portfolio, Thrivent Technology Portfolio, Thrivent Partner Small Cap Growth Portfolio, Thrivent Partner Small Cap Value Portfolio, Thrivent Small Cap Stock Portfolio, Thrivent Small Cap Index Portfolio, Thrivent Mid Cap Growth Portfolio, Thrivent Mid Cap Growth Portfolio II, Thrivent Partner Mid Cap Value Portfolio, Thrivent Mid Cap Stock Portfolio, Thrivent Mid Cap Index Portfolio, Thrivent Partner International Stock Portfolio, Thrivent Partner All Cap Portfolio, Thrivent Large Cap Growth Portfolio, Thrivent Large Cap Growth Portfolio II, Thrivent Partner Growth Stock Portfolio, Thrivent Large Cap Value Portfolio, Thrivent Large Cap Stock Portfolio, Thrivent Large Cap Index Portfolio, Thrivent Real Estate Securities Portfolio, Thrivent Balanced Portfolio, Thrivent High Yield Portfolio, Thrivent High Yield Portfolio II, Thrivent Income Portfolio, Thrivent Bond Index Portfolio, Thrivent Limited Maturity Bond Portfolio, Thrivent Mortgage Securities Portfolio and Thrivent Money Market Portfolio (constituting the Thrivent Series Fund, Inc., hereafter referred to as the “Funds”) at December 31, 2005, the results of each of their operations, changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

February 16, 2006

	Aggressive Allocation Portfolio
	Schedule of Investments as of December 31, 2005
Shares		Value	Percentage

Equity Portfolios (92.1%)
234,121	Thrivent Partner Small Cap Growth Portfolio	$2,835,070	4.0%
165,941	Thrivent Partner Small Cap Value Portfolio	2,790,428	3.9
242,324	Thrivent Small Cap Stock Portfolio	3,543,750	4.9
177,288	Thrivent Mid Cap Growth Portfolio	2,873,851	4.0
246,612	Thrivent Partner Mid Cap Value Portfolio	2,830,813	3.9
337,336	Thrivent Mid Cap Stock Portfolio	4,323,432	6.0
1,365,560	Thrivent Partner International Stock Portfolio	18,610,125	25.9
726,186	Thrivent Large Cap Growth Portfolio	11,377,807	15.8
723,412	Thrivent Large Cap Value Portfolio	8,524,690	11.9
879,625	Thrivent Large Cap Stock Portfolio	8,459,350	11.8

	Total Equity Portfolios
	(cost $63,368,623)	66,169,316

Real Estate Securities Portfolio (4.0%)
156,604	Thrivent Real Estate Securities Portfolio	2,844,405	4.0

	Total Real Estate Securities Portfolio
	(cost $2,728,206)	2,844,405

Debt Portfolio (1.9%)
140,705	Thrivent Limited Maturity Bond Portfolio	1,395,529	1.9

	Total Debt Portfolio
	(cost $1,400,866)	1,395,529

Short-Term Investments (2.0%)
1,398,968	Thrivent Money Market Portfolio	1,398,968	2.0

	Total Short-Term Investments
	(cost $1,398,968)	1,398,968

	Total Portfolio Investments
	(cost $68,896,663)	$71,808,218	100.0

The accompanying notes to the financial statements are an integral part of this schedule.

	Moderately Aggressive Allocation Portfolio
	Schedule of Investments as of December 31, 2005
Shares		Value	Percentage

Equity Portfolios (78.5%)
584,681	Thrivent Partner Small Cap Growth Portfolio	$7,080,142	3.0%
414,189	Thrivent Partner Small Cap Value Portfolio	6,964,925	2.9
483,914	Thrivent Small Cap Stock Portfolio	7,076,763	3.0
442,639	Thrivent Mid Cap Growth Portfolio	7,175,219	3.0
615,547	Thrivent Partner Mid Cap Value Portfolio	7,065,741	3.0
748,689	Thrivent Mid Cap Stock Portfolio	9,595,495	4.0
4,178,880	Thrivent Partner International Stock Portfolio	56,950,621	23.9
2,115,350	Thrivent Large Cap Growth Portfolio	33,143,089	13.9
2,207,294	Thrivent Large Cap Value Portfolio	26,010,748	10.9
2,683,472	Thrivent Large Cap Stock Portfolio	25,806,947	10.9

	Total Equity Portfolios
	(cost $178,890,868)	186,869,690

Real Estate Securities Portfolio (4.0%)
521,877	Thrivent Real Estate Securities Portfolio	9,478,848	4.0

	Total Real Estate Securities Portfolio
	(cost $9,104,228)	9,478,848

Debt Portfolios (14.6%)
1,166,048	Thrivent Income Portfolio	11,602,059	4.9
2,337,732	Thrivent Limited Maturity Bond Portfolio	23,185,862	9.7

	Total Debt Portfolios
	(cost $34,920,646)	34,787,921

Short-Term Investments (2.9%)
6,971,002	Thrivent Money Market Portfolio	6,971,002	2.9

	Total Short-Term Investments
	(cost $6,971,002)	6,971,002

	Total Portfolio Investments
	(cost $229,886,744)	$238,107,461	100.0

The accompanying notes to the financial statements are an integral part of this schedule.

	Moderate Allocation Portfolio
	Schedule of Investments as of December 31, 2005
Shares		Value	Percentage

Equity Portfolios (65.7%)
1,349,898	Thrivent Small Cap Stock Portfolio	$19,740,908	5.9%
1,830,490	Thrivent Mid Cap Stock Portfolio	23,460,297	7.1
4,578,830	Thrivent Partner International Stock Portfolio	62,401,219	18.8
2,742,896	Thrivent Large Cap Growth Portfolio	42,975,420	13.0
2,800,722	Thrivent Large Cap Value Portfolio	33,003,709	10.0
3,745,223	Thrivent Large Cap Stock Portfolio	36,017,811	10.9

	Total Equity Portfolios
	(cost $207,572,083)	217,599,364

Real Estate Securities Portfolio (5.0%)
908,332	Thrivent Real Estate Securities Portfolio	16,498,028	5.0

	Total Real Estate Securities Portfolio
	(cost $15,835,569)	16,498,028

Debt Portfolios (24.4%)
2,593,471	Thrivent High Yield Portfolio	12,999,256	3.9
1,948,666	Thrivent Income Portfolio	19,389,028	5.9
4,888,073	Thrivent Limited Maturity Bond Portfolio	48,480,402	14.6

	Total Debt Portfolios
	(cost $81,265,047)	80,868,686

Short-Term Investments (4.9%)
16,210,619	Thrivent Money Market Portfolio	16,210,619	4.9

	Total Short-Term Investments
	(cost $16,210,619)	16,210,619

	Total Portfolio Investments
	(cost $320,883,318)	$331,176,697	100.0

The accompanying notes to the financial statements are an integral part of this schedule.

	Moderately Conservative Allocation Portfolio
	Schedule of Investments as of December 31, 2005
Shares		Value	Percentage

Equity Portfolios (45.8%)
401,983	Thrivent Small Cap Stock Portfolio	$5,878,604	4.0%
467,181	Thrivent Mid Cap Stock Portfolio	5,987,575	4.1
1,362,948	Thrivent Partner International Stock Portfolio	18,574,534	12.6
942,609	Thrivent Large Cap Growth Portfolio	14,768,706	10.1
875,596	Thrivent Large Cap Value Portfolio	10,318,021	7.0
1,216,530	Thrivent Large Cap Stock Portfolio	11,699,373	8.0

	Total Equity Portfolios
	(cost $64,140,028)	67,226,813

Real Estate Securities Portfolio (3.0%)
243,408	Thrivent Real Estate Securities Portfolio	4,421,013	3.0

	Total Real Estate Securities Portfolio
	(cost $4,213,991)	4,421,013

Debt Portfolios (41.3%)
1,157,717	Thrivent High Yield Portfolio	5,802,826	4.0
1,595,087	Thrivent Income Portfolio	15,870,954	10.8
3,927,261	Thrivent Limited Maturity Bond Portfolio	38,950,968	26.5

	Total Debt Portfolios
	(cost $60,911,596)	60,624,748

Short-Term Investments (9.9%)
14,470,180	Thrivent Money Market Portfolio	14,470,180	9.9

	Total Short-Term Investments
	(cost $14,470,180)	14,470,180

	Total Portfolio Investments
	(cost $143,735,795)	$146,742,754	100.0

The accompanying notes to the financial statements are an integral part of this schedule.

	Technology Portfolio
	Schedule of Investments as of December 31, 2005(a)
Shares	Common Stock (83.6%)	Value	Shares	Common Stock (83.6%)	Value

Consumer Discretionary (2.9%)			14,272	AU Optronics Corporation(c)	$214,223
3,300	Amazon.com, Inc.(b)	$155,595	4,900	Autodesk, Inc.	210,455
14,700	eBay, Inc.(b)	635,775	3,900	Automatic Data Processing, Inc.	178,971
3,600	Getty Images, Inc.(b)	321,372	17,500	Avaya, Inc.(b)	186,725
3,900	Pixar, Inc.(b)	205,608	3,700	Avid Technology, Inc.(b)	202,612
4,500	Shuffle Master, Inc.(b,c)	113,130	13,400	BEA Systems, Inc.(b)	125,960
11,700	Time Warner, Inc.	204,048	600	Blue Coat Systems, Inc.(b,c)	27,432
8,900	Walt Disney Company	213,333	3,800	BMC Software, Inc.(b)	77,862
5,400	XM Satellite Radio Holdings, Inc.(b,c)	147,312	17,000	Broadcom Corporation(b)	801,550

	Total Consumer		1,000	CACI International, Inc.(b)	57,380
	Discretionary	1,996,173	7,200	Check Point Software

				Technologies, Ltd.(b)	144,720
Health Care (4.3%)			5,400	CheckFree Corporation(b)	247,860
1,600	Fisher Scientific International, Inc.(b)	98,976	107,400	Cisco Systems, Inc.(b)	1,838,688
10,700	iShares Dow Jones US Healthcare		14,900	Citrix Systems, Inc.(b)	428,822
	Sector Index Fund(c)	674,528	4,700	Cogent, Inc.(b,c)	106,596
14,300	iShares Nasdaq Biotechnology		7,400	Cognizant Technology
	Index Fund(b,c)	1,105,390		Solutions Corporation(b)	372,590
13,000	iShares S&P Global Healthcare		4,900	Cognos, Inc.(b,c)	170,079
	Sector Index Fund(c)	678,600	1,400	Computer Sciences Corporation(b)	70,896
2,000	Medtronic, Inc.	115,140	33,100	Compuware Corporation(b)	296,907
1,400	St. Jude Medical, Inc.(b)	70,280	26,500	Comverse Technology, Inc.(b)	704,635
3,900	WebMD Health Corporation(b,c)	113,295	17,500	Corning, Inc.(b)	344,050
1,200	Zimmer Holdings, Inc.(b)	80,928	17,900	Cypress Semiconductor

	Total Health Care	2,937,137		Corporation(b,c)	255,075

			37,400	Dell, Inc.(b)	1,121,626
Industrials (0.5%)			1,900	Digital Insight Corporation(b,c)	60,838
1,600	Avery Dennison Corporation	88,432	3,200	Digital River, Inc.(b,c)	95,168
7,100	Monster Worldwide, Inc.(b)	289,822	2,400	DST Systems, Inc.(b)	143,784

	Total Industrials	378,254	5,600	Electronic Arts, Inc.(b)	292,936

			14,200	Embarcadero Technologies, Inc.(b,c)	103,376
Information Technology (74.9%)			111,500	EMC Corporation(b)	1,518,630
10,900	Accenture, Ltd.	314,683	32,900	Entrust, Inc.(b,c)	159,236
1,666	Activision, Inc.(b)	22,891	10,600	First Data Corporation	455,906
16,492	Adobe Systems, Inc.	609,544	32,500	Flextronics International, Ltd.(b)	339,300
25,100	Advanced Micro Devices, Inc.(b)	768,060	6,600	FormFactor, Inc.(b,c)	161,238
1,600	Affiliated Computer Services, Inc.(b)	94,688	7,205	Freescale Semiconductor, Inc.(b)	181,350
9,000	Agilent Technologies, Inc.(b)	299,610	2,400	Global Payments, Inc.	111,864
4,900	Akamai Technologies, Inc.(b,c)	97,657	4,700	Google, Inc.(b)	1,949,842
13,500	Altera Corporation(b)	250,155	18,500	Hewlett-Packard Company	529,655
15,400	Amdocs, Ltd.(b)	423,500	1,648	Homestore, Inc.(b)	8,405
5,000	Amphenol Corporation	221,300	12,150	Hyperion Solutions Corporation(b)	435,213
23,800	Analog Devices, Inc.	853,706	36,900	Informatica Corporation(b,c)	442,800
28,700	Apple Computer, Inc.(b)	2,063,243	4,400	Infosys Technologies, Ltd. ADR(c)	355,784
44,000	Applied Materials, Inc.	789,360	4,600	Ingram Micro, Inc.(b)	91,678
13,400	ASML Holding NV ADR(b,c)	269,072	10,200	Integrated Device Technology, Inc.(b)	134,436
16,600	ATI Technologies, Inc.(b,c)	282,034	82,900	Intel Corporation	2,069,183

The accompanying notes to the financial statements are an integral part of this schedule.

Technology Portfolio
Schedule of Investments as of December 31, 2005(a)

Shares	Common Stock (83.6%)	Value	Shares	Common Stock (83.6%)	Value

Information Technology -- continued			1,600	Shanda Interactive
19,400	International Business			Entertainment, Ltd.(b,c)	$24,384
	Machines Corporation	$1,594,680	10,500	Stellent, Inc.(b)	104,265
11,100	Jabil Circuit, Inc.(b)	411,699	8,700	STMicroelectronics NV(c)	156,600
39,200	JDS Uniphase Corporation(b,c)	92,512	80,900	Sun Microsystems, Inc.(b)	338,971
25,700	Juniper Networks, Inc.(b)	573,110	37,021	Symantec Corporation(b)	647,868
12,900	KLA-Tencor Corporation	636,357	30,427	Symbol Technologies, Inc.	390,074
10,600	Lam Research Corporation(b)	378,208	39,108	Taiwan Semiconductor
2,000	Lexmark International, Inc.(b)	89,660		Manufacturing Company,
17,400	Linear Technology Corporation	627,618		Ltd. ADR(c)	387,560
95,500	Lucent Technologies, Inc.(b,c)	254,030	1,100	Take-Two Interactive
6,500	Macrovision Corporation(b)	108,745		Software, Inc.(b,c)	19,470
22,300	Marvell Technology Group, Ltd.(b)	1,250,807	12,300	Telefonaktiebolaget LM Ericsson(c)	423,120
14,200	Maxim Integrated Products, Inc.	514,608	11,400	Teradyne, Inc.(b)	166,098
2,200	McAfee, Inc.(b)	59,686	34,700	Texas Instruments, Inc.	1,112,829
14,000	Microchip Technology, Inc.	450,100	2,000	THQ, Inc.(b,c)	47,700
15,500	Micron Technology, Inc.(b,c)	206,305	66,300	TIBCO Software, Inc.(b)	495,261
71,100	Microsoft Corporation	1,859,265	6,100	UNOVA, Inc.(b,c)	206,180
54,000	Motorola, Inc.	1,219,860	3,100	ValueClick, Inc.(b,c)	56,141
24,600	National Semiconductor		3,300	Varian Semiconductor
	Corporation	639,108		Equipment Associates, Inc.(b,c)	144,969
6,200	NAVTEQ Corporation(b)	271,994	8,000	VeriSign, Inc.(b)	175,360
1,400	NetEase.com, Inc.(b,c)	78,624	3,480	Viisage Technology, Inc.(b,c)	61,283
15,300	Network Appliance, Inc.(b)	413,100	14,300	Vishay Intertechnology, Inc.(b)	196,768
40,100	Nokia Oyj ADR	733,830	26,500	Vitria Technology, Inc.(b)	70,490
61,900	Novell, Inc.(b,c)	546,577	1,000	Websense, Inc.(b)	65,640
5,800	NVIDIA Corporation(b)	212,048	6,500	Western Digital Corporation(b)	120,965
13,300	ON Semiconductor Corporation(b,c)	73,549	25,500	Wind River Systems, Inc.(b,c)	376,635
3,600	Openwave Systems, Inc.(b,c)	62,892	13,400	Xerox Corporation(b)	196,310
63,800	Oracle Corporation(b)	778,998	23,400	Xilinx, Inc.	589,914
3,100	Plantronics, Inc.(c)	87,730	38,000	Yahoo!, Inc.(b)	1,488,840
4,700	Progress Software Corporation(b,c)	133,386	3,900	Zebra Technologies
2,200	QLogic Corporation(b)	71,522		Corporation(b)	167,115

32,300	QUALCOMM, Inc.	1,391,484		Total Information
5,900	Rackable Systems, Inc.(b,c)	168,032		Technology	51,686,514

27,900	RAE Systems, Inc.(b,c)	97,929
20,400	Red Hat, Inc.(b,c)	555,696	Telecommunications Services (1.0%)
12,800	RSA Security, Inc.(b,c)	143,744	21,101	Sprint Nextel Corporation	492,919
5,300	Salesforce.com, Inc.(b,c)	169,865	6,600	Verizon Communications, Inc.	198,792

5,900	SanDisk Corporation(b)	370,638		Total Telecommunications
7,800	SAP AG	351,546		Services	691,711

8,600	Sapient Corporation(b,c)	48,934

8,300	Scientific-Atlanta, Inc.	357,481		Total Common Stock
9,200	Seagate Technology(b,c)	183,908		(cost $50,210,604)	57,689,789

The accompanying notes to the financial statements are an integral part of this schedule.

Technology Portfolio
Schedule of Investments as of December 31, 2005(a)
		Interest	Maturity
Shares	Collateral Held for Securities Loaned (13.5%)	Rate(d)	Date	Value

9,290,504	Thrivent Financial Securities Lending Trust	4.300%	N/A	$9,290,504

	Total Collateral Held for Securities Loaned
	(cost $9,290,504)			9,290,504

		Interest	Maturity
Shares	Short-Term Investments (2.9%)	Rate(d)	Date	Value

1,994,997	Thrivent Money Market Portfolio	3.920%	N/A	$1,994,997

	Total Short-Term Investments (at amortized cost)			1,994,997

	Total Investments (cost $61,496,105)			$68,975,290

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

(e) Miscellaneous footnote: ADR -- American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

The accompanying notes to the financial statements are an integral part of this schedule.

	Partner Small Cap Growth Portfolio
	Schedule of Investments as of December 31, 2005(a)
Shares	Common Stock (76.6%)	Value	Shares	Common Stock (76.6%)	Value

Consumer Discretionary (11.5%)			13,436	Cooper Cameron Corporation(b,c)	$556,250
8,990	California Pizza Kitchen, Inc.(b,c)	$287,410	12,991	Forest Oil Corporation(b)	592,000
3,760	Carters, Inc.(b,c)	221,276	5,770	Foundation Coal Holdings, Inc.(c)	219,260
7,712	Coldwater Creek, Inc.(b,c)	235,447	6,280	Frontier Oil Corporation	235,688
9,210	Directed Electronics, Inc.(b,c)	132,164	7,160	Hornbeck Offshore Services, Inc.(b,c)	234,132
4,500	Dress Barn, Inc.(b,c)	173,745	6,402	Hydril Company(b,c)	400,765
18,613	Education Management		7,630	Oil States International, Inc.(b)	241,718
	Corporation(b)	623,722	13,460	Parallel Petroleum Corporation(b,c)	228,955
43,753	Entravision Communications		6,960	RPC, Inc.(c)	183,326
	Corporation(b,c)	311,521	6,170	St. Mary Land &
23,886	Fossil, Inc.(b,c)	513,788		Exploration Company(c)	227,118
22,508	Fred’s, Inc.(c)	366,205	9,170	Superior Energy Services, Inc.(b)	193,028
7,120	GameStop Corporation(b,c)	226,558	5,240	Todco	199,434
7,790	Genesco, Inc.(b,c)	302,174	13,990	Warren Resources, Inc.(b,c)	221,322
21,295	Gentex Corporation(c)	415,252	11,295	Western Gas Resources, Inc.(c)	531,882
6,060	Guess ?, Inc.(b,c)	215,736	7,840	World Fuel Services Corporation(c)	264,365

13,780	Gymboree Corporation(b)	322,452		Total Energy	5,350,742

8,670	Hibbett Sporting Goods, Inc.(b)	246,922
10,470	Jackson Hewitt Tax Service, Inc.	290,124	Financials (6.0%)
58,798	Lions Gate Entertainment		8,460	Affiliated Managers Group, Inc.(b,c)	678,915
	Corporation(b,c)	451,569	6,290	Argonaut Group, Inc.(b)	206,123
7,470	McCormick & Schmick’s		8,790	Boston Private Financial
	Seafood Restaurants, Inc.(b)	168,897		Holdings, Inc.(c)	267,392
6,950	Pacific Sunwear of California, Inc.(b)	173,194	6,720	Calamos Asset Management, Inc.	211,344
27,064	PETCO Animal Supplies, Inc.(b,c)	594,055	8,190	East West Bancorp, Inc.(c)	298,853
5,540	Red Robin Gourmet Burgers, Inc.(b,c)	282,318	11,136	Financial Federal Corporation(c)	494,995
13,538	Ruby Tuesday, Inc.(c)	350,499	2,670	Greenhill & Company, Inc.(c)	149,947
10,965	Shuffle Master, Inc.(b,c)	275,660	1,160	IntercontinentalExchange, Inc.(b,c)	42,166
3,722	Strayer Education, Inc.(c)	348,751	8,430	Investment Technology
12,089	Tractor Supply Company(b)	639,992		Group, Inc.(b)	298,759
32,592	ValueVision Media, Inc.(b,c)	410,659	10,803	Investors Financial
10,240	VistaPrint, Ltd.(b)	233,001		Services Corporation(c)	397,874
11,713	Winnebago Industries, Inc.(c)	389,809	6,823	Jefferies Group, Inc.(c)	306,899
8,510	Wolverine World Wide, Inc.	191,135	4,640	Jones Lang LaSalle, Inc.(c)	233,624

	Total Consumer		2,900	Kilroy Realty Corporation(c)	179,510
	Discretionary	9,394,035	5,050	Nasdaq Stock Market, Inc.(b,c)	177,659

			9,470	Sunstone Hotel Investors, Inc.(c)	251,618
Consumer Staples (1.0%)			12,204	Wintrust Financial Corporation	670,000

7,340	Casey’s General Stores, Inc.	182,032		Total Financials	4,865,678

3,740	Hansen Natural Corporation(b,c)	294,749
58,951	SunOpta, Inc.(b,c)	310,082	Health Care (12.9%)

	Total Consumer Staples	786,863	5,820	Adams Respiratory

				Therapeutics, Inc.(b)	236,641
Energy (6.5%)			6,420	American Healthways, Inc.(b,c)	290,505
6,180	Basic Energy Services, Inc.(b,c)	123,291	28,518	American Medical Systems
14,134	Cal Dive International, Inc.(b,c)	507,269		Holdings, Inc.(b,c)	508,476
5,130	Cheniere Energy, Inc.(b,c)	190,939	19,651	AmSurg Corporation(b,c)	449,222

The accompanying notes to the financial statements are an integral part of this schedule.

Partner Small Cap Growth Portfolio
Schedule of Investments as of December 31, 2005(a)

Shares	Common Stock (76.6%)	Value	Shares	Common Stock (76.6%)	Value

Health Care -- continued			9,930	JLG Industries, Inc.	$453,404
7,950	Amylin Pharmaceuticals, Inc.(b,c)	$317,364	6,115	Kennametal, Inc.	312,110
15,244	Apria Healthcare Group, Inc.(b)	367,533	8,140	Lennox International, Inc.	229,548
4,710	Chemed Corporation	233,993	3,210	Manitowoc Company, Inc.	161,206
11,050	Cubist Pharmaceuticals, Inc.(b,c)	234,812	7,330	Pacer International, Inc.	191,020
7,830	CV Therapeutics, Inc.(b,c)	193,636	11,260	Resources Global Professionals(b)	293,436
20,018	HealthExtras, Inc.(b,c)	502,452	8,039	Stericycle, Inc.(b,c)	473,336
28,435	Illumina, Inc.(b,c)	400,934	7,630	Wabtec Corporation	205,247
13,825	Integra LifeSciences Holdings		3,100	Washington Group
	Corporation(b)	490,234		International, Inc.(b)	164,207
3,500	Intuitive Surgical, Inc.(b)	410,445	5,850	Watsco, Inc.	349,888
14,183	Kensey Nash Corporation(b,c)	312,451	9,369	Watts Water Technologies, Inc.(c)	283,787
5,770	Kyphon, Inc.(b,c)	235,589	10,150	WESCO International, Inc.(b)	433,710

7,330	LCA-Vision, Inc.(c)	348,248		Total Industrials	8,708,439

10,060	Myogen, Inc.(b,c)	303,410
5,360	New River Pharmaceuticals, Inc(b,c)	278,077	Information Technology (25.5%)
31,200	PSS World Medical, Inc.(b,c)	463,008	9,310	ADTRAN, Inc.(c)	276,879
8,220	Psychiatric Solutions, Inc.(b,c)	482,843	5,230	Advent Software, Inc.(b)	151,199
26,983	Serologicals Corporation(b,c)	532,644	76,093	Agile Software Corporation(b,c)	455,036
6,740	Sierra Health Services, Inc.(b,c)	538,930	30,334	Andrew Corporation(b,c)	325,484
11,290	Sunrise Senior Living, Inc.(b,c)	380,586	3,540	ANSYS, Inc.(b)	151,123
7,850	Sybron Dental Specialties, Inc.(b)	312,508	9,080	aQuantive, Inc.(b,c)	229,179
6,890	United Therapeutics Corporation(b)	476,237	5,610	ATMI, Inc.(b,c)	156,912
7,868	Varian, Inc.(b)	313,068	22,245	Avocent Corporation(b)	604,842
10,250	VCA Antech, Inc.(b)	289,050	4,790	Blue Coat Systems, Inc.(b,c)	218,999
6,330	Vertex Pharmaceuticals, Inc.(b,c)	175,151	10,030	Brightpoint, Inc.(b,c)	278,132
11,890	ViroPharma, Inc.(b)	220,560	17,630	CNET Networks, Inc.(b,c)	258,985
5,020	Wellcare Health Plans, Inc.(b,c)	205,067	6,510	Cogent, Inc.(b,c)	147,647

	Total Health Care	10,503,674	6,020	Cognex Corporation	181,142

			15,184	Coherent, Inc.(b,c)	450,661
Industrials (10.7%)			31,039	Digital Insight Corporation(b,c)	993,869
4,000	Administaff, Inc.(c)	168,200	6,120	Electronics for Imaging, Inc.(b)	162,853
4,540	American Commercial Lines, Inc.(b,c)	137,517	6,280	Euronet Worldwide, Inc.(b,c)	174,584
5,150	Astec Industries, Inc.(b)	168,199	7,510	F5 Networks, Inc.(b,c)	429,497
5,650	Bucyrus International, Inc.(c)	297,755	10,666	FactSet Research Systems, Inc.(c)	438,992
4,100	Ceradyne, Inc.(b,c)	179,580	11,186	Fair Isaac Corporation(c)	494,086
15,390	Continental Airlines, Inc.(b,c)	327,807	18,446	FileNet Corporation(b,c)	476,829
10,333	CRA International, Inc.(b)	492,781	27,880	Foundry Networks, Inc.(b,c)	385,023
4,160	Energy Conversion Devices, Inc.(b,c)	169,520	8,615	Global Imaging Systems, Inc.(b,c)	298,337
20,690	Forward Air Corporation	758,288	6,370	Heartland Payment Systems, Inc.(b)	137,974
28,505	FTI Consulting, Inc.(b,c)	782,177	39,140	Homestore, Inc.(b)	199,614
3,330	Gardner Denver, Inc.(b)	164,169	15,915	Hyperion Solutions Corporation(b)	570,075
9,620	Global Cash Access, Inc.(b,c)	140,356	48,052	Informatica Corporation(b,c)	576,624
6,380	Heidrick & Struggles		19,310	Integrated Device
	International, Inc.(b)	204,479		Technology, Inc.(b,c)	254,506
10,150	Hexcel Corporation(b,c)	183,208	6,390	Intrado, Inc.(b)	147,098
14,491	Jacobs Engineering Group, Inc.(b,c)	983,504	4,270	Itron, Inc.(b)	170,971

The accompanying notes to the financial statements are an integral part of this schedule.

Partner Small Cap Growth Portfolio
Schedule of Investments as of December 31, 2005(a)

Shares	Common Stock (76.6%)	Value	Shares	Common Stock (76.6%)	Value

Information Technology -- continued			Materials (1.2%)
28,892	Jack Henry & Associates, Inc.(c)	$551,259	6,130	Aleris International, Inc.(b)	$197,631
10,379	Kronos, Inc.(b)	434,465	2,440	Cleveland-Cliffs, Inc.(c)	216,111
18,219	Littelfuse, Inc.(b,c)	496,468	2,740	Eagle Materials, Inc.(c)	335,266
47,017	Macrovision Corporation(b,c)	786,594	4,250	Titanium Metals Corporation(b,c)	268,855

8,300	MICROS Systems, Inc.(b)	401,056		Total Materials	1,017,863

9,540	Microsemi Corporation(b)	263,876
11,530	MoneyGram International, Inc.	300,702	Telecommunications Services (1.1%)
17,450	MPS Group, Inc.(b)	238,542	16,036	NeuStar, Inc.(b,c)	488,938
2,200	Neoware Systems, Inc.(b)	51,260	22,460	SBA Communications
35,820	ON Semiconductor Corporation(b,c)	198,085		Corporation(b,c)	402,034

18,730	Openwave Systems, Inc.(b,c)	327,213		Total Telecommunications
26,351	Photon Dynamics, Inc(b,c)	481,696		Services	890,972

12,450	Powerwave Technologies, Inc.(b)	156,496
9,920	Rackable Systems, Inc.(b,c)	282,522	Utilities (0.2%)
21,430	Redback Networks, Inc.(b,c)	301,306	7,340	El Paso Electric Company(b)	154,434

14,370	RightNow Technologies, Inc.(b,c)	265,270		Total Utilities	154,434

10,195	Rogers Corporation(b)	399,440

11,801	SafeNet, Inc.(b,c)	380,228		Total Common Stock
12,480	Semtech Corporation(b)	227,885		(cost $53,216,575)	62,498,521

6,720	Silicon Laboratories, Inc.(b,c)	246,355
10,540	Sirf Technology Holdings, Inc.(b,c)	314,092
13,178	THQ, Inc.(b,c)	314,295
22,010	Trident Microsystems, Inc.(b,c)	396,180
18,077	UNOVA, Inc.(b,c)	611,003
69,513	ValueClick, Inc.(b,c)	1,258,881
7,480	Varian Semiconductor
	Equipment Associates, Inc.(b,c)	328,596
18,970	Witness Systems, Inc.(b,c)	373,140
14,977	Zebra Technologies Corporation(b)	641,764

	Total Information
	Technology	20,825,821

The accompanying notes to the financial statements are an integral part of this schedule.

Partner Small Cap Growth Portfolio
Schedule of Investments as of December 31, 2005(a)

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (20.5%)	Rate(d)	Date	Value

16,717,672	Thrivent Financial Securities Lending Trust	4.300%	N/A	$16,717,672

	Total Collateral Held for Securities Loaned
	(cost $16,717,672)			16,717,672

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (2.9%)	Rate(d)	Date	Value

$1,610,000	Edison Asset Securitization, LLC	4.250%	1/3/2006	$1,609,625
748,414	Thrivent Money Market Portfolio	3.920	N/A	748,414

	Total Short-Term Investments (at amortized cost)			2,358,039

	Total Investments (cost $72,292,286)			$81,574,232

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

	Partner Small Cap Value Portfolio
	Schedule of Investments as of December 31, 2005(a)
Shares	Common Stock (79.2%)	Value	Shares	Common Stock (79.2%)	Value

Consumer Discretionary (9.1%)			41,000	Bedford Property Investors, Inc.(b)	$899,540
58,700	Aaron Rents, Inc.	$1,237,396	20,300	Boston Private Financial
23,000	CSS Industries, Inc.(b)	706,790		Holdings, Inc.(b)	617,526
43,500	Cutter & Buck, Inc.(b)	485,895	38,000	Bristol West Holdings, Inc.	723,140
55,000	Dixie Group, Inc.(b,c)	757,900	36,600	East West Bancorp, Inc.	1,335,534
26,000	Fred’s, Inc.(b)	423,020	45,862	First Financial Fund, Inc.(b)	782,413
45,000	Hancock Fabrics, Inc.(b)	183,150	11,500	First Potomac Realty Trust	305,900
76,800	Haverty Furniture		47,000	First Republic Bank	1,739,470
	Companies, Inc.(b)	989,952	28,200	GB&T Bancshares, Inc.(b)	603,762
128,000	IMPCO Technologies, Inc.(b,c)	656,640	57,000	Glenborough Realty Trust, Inc.	1,031,700
42,000	Journal Register Company	627,900	14,200	Innkeepers USA Trust	227,200
18,800	Matthews International Corporation	684,508	15,000	iShares Russell 2000 Value	988,800
22,000	Orient Express Hotels, Ltd.	693,440	9,000	Kilroy Realty Corporation	557,100
33,400	RARE Hospitality		22,500	Kite Realty Group Trust	348,075
	International, Inc.(c)	1,015,026	2,600	Markel Corporation(c)	824,330
15,000	Ruby Tuesday, Inc.(b)	388,350	43,800	Max Re Capital, Ltd.	1,137,486
30,300	Saga Communications, Inc.(b,c)	329,361	25,300	Midland Company(b)	911,812
33,000	Stanley Furniture Company, Inc.(b)	764,940	13,000	National Health Realty, Inc.(b)	241,410
21,000	Steak n Shake Company(c)	355,950	45,500	Net Bank, Inc.	326,690
47,000	Stein Mart, Inc.	853,050	33,100	Ohio Casualty Corporation	937,392
23,900	WCI Communities, Inc.(b,c)	641,715	21,000	Piper Jaffray Companies(c)	848,400

	Total Consumer		29,100	ProAssurance Corporation(c)	1,415,424
	Discretionary	11,794,983	70,500	Strategic Hotel Capital, Inc.	1,450,890

			24,000	SVB Financial Group(b,c)	1,124,160
Consumer Staples (1.6%)			66,000	Texas Regional Bancshares, Inc.	1,867,800
88,000	Alliance One International, Inc.(b)	343,200	27,000	Trammell Crow Company(c)	692,550
29,100	Casey’s General Stores, Inc.	721,680	10,800	Triad Guaranty, Inc.(c)	475,092
28,700	Nash Finch Company(b)	731,276	28,500	Washington Real Estate
24,000	Wild Oats Markets, Inc.(b,c)	289,920		Investment Trust	864,975

	Total Consumer Staples	2,086,076		Total Financials	24,792,098

Energy (6.8%)			Health Care (4.3%)
14,500	Atwood Oceanics, Inc.(b,c)	1,131,435	12,800	Arrow International, Inc.(b)	371,072
14,000	Cimarex Energy Company(c)	602,140	41,000	Capital Senior Living
25,600	Encore Acquisition Company(c)	820,224		Corporation(b,c)	423,940
33,300	Forest Oil Corporation(c)	1,517,481	63,000	Diversa Corporation(b,c)	302,400
23,600	Lone Star Technologies, Inc.(c)	1,219,176	46,000	Myriad Genetics, Inc.(b,c)	956,800
35,550	TETRA Technologies, Inc.(c)	1,084,986	11,500	National Healthcare Corporation(b)	429,870
31,000	W-H Energy Services, Inc.(c)	1,025,480	27,000	Odyssey Healthcare, Inc.(b,c)	503,280
33,900	Whiting Petroleum Corporation(c)	1,356,000	49,000	Owens & Minor, Inc.	1,348,970

	Total Energy	8,756,922	23,100	Pharmion Corporation(b,c)	410,487

			29,800	West Pharmaceutical
Financials (19.0%)				Services, Inc.(b)	745,894

32,300	Allied Capital Corporation(b)	948,651		Total Health Care	5,492,713

15,600	American Capital Strategies, Ltd.	564,876

The accompanying notes to the financial statements are an integral part of this schedule.

Partner Small Cap Value Portfolio
Schedule of Investments as of December 31, 2005(a)

Shares	Common Stock (79.2%)	Value	Shares	Common Stock (79.2%)	Value

Industrials (17.5%)			95,000	MPS Group, Inc.(c)	$1,298,650
33,000	Accuride Corporation(c)	$425,700	15,000	Progress Software Corporation(c)	425,700
13,500	Ameron International		63,000	RSA Security, Inc.(c)	707,490
	Corporation(b)	615,330	151,000	S1 Corporation(b,c)	656,850
37,000	C&D Technologies, Inc.(b)	281,940	63,000	SBS Technologies, Inc.(c)	634,410
31,500	Casella Waste Systems, Inc.(b,c)	402,885	20,000	StarTek, Inc.(b)	360,000

34,700	Dollar Thrifty Automotive			Total Information
	Group, Inc.(c)	1,251,629		Technology	9,672,042

45,200	Duratek, Inc.(c)	674,836
16,500	EDO Corporation(b)	446,490	Materials (8.5%)
45,600	Electro Rent Corporation(b,c)	679,896	39,600	Airgas, Inc.	1,302,840
12,100	ElkCorp(b)	407,286	20,200	AptarGroup, Inc.	1,054,440
21,800	Franklin Electric Company, Inc.(b)	861,972	27,000	Arch Chemicals, Inc.	807,300
19,500	FTI Consulting, Inc.(c)	535,080	18,600	Carpenter Technology
27,900	G & K Services, Inc.	1,095,075		Corporation	1,310,742
42,500	Genesee & Wyoming, Inc.(c)	1,595,875	15,500	Chesapeake Corporation	263,190
18,900	Genlyte Group, Inc.(c)	1,012,473	9,000	Deltic Timber Corporation(b)	466,740
35,000	Hub Group, Inc.(c)	1,237,250	18,500	Florida Rock Industries, Inc.	907,610
26,700	IDEX Corporation	1,097,637	51,000	Gibraltar Industries, Inc.	1,169,940
47,000	Insituform Technologies, Inc.(c)	910,390	25,500	MacDermid, Inc.(b)	711,450
11,200	JLG Industries, Inc.	511,392	16,000	Meridian Gold, Inc.(c)	349,920
26,700	Kirby Corporation(c)	1,392,939	31,000	Metal Management, Inc.(b)	721,060
70,000	LSI Industries, Inc.	1,096,200	9,500	Minerals Technologies, Inc.	530,955
24,000	Macquarie Infrastructure		43,500	Myers Industries, Inc.(b)	634,230
	Company Trust	739,200	36,000	Stillwater Mining Company(b,c)	416,520
45,900	McGrath Rentcorp	1,276,020	32,800	Wausau-Mosinee Paper
28,000	Nordson Corporation	1,134,280		Corporation(b)	388,680

39,000	RemedyTemp, Inc.(c)	360,750		Total Materials	11,035,617

54,000	Vitran Corporation, Inc.(c)	1,063,800
20,800	Waste Connections, Inc.(b,c)	716,768	Telecommunications Services (0.5%)
10,000	Woodward Governor Company	860,100	73,000	Premiere Global Services, Inc.(c)	593,490

	Total Industrials	22,683,193		Total Telecommunications

				Services	593,490

Information Technology (7.5%)
44,900	Agile Software Corporation(c)	268,502	Utilities (4.4%)
23,000	Applied Films Corporation(c)	477,710	23,500	Black Hills Corporation(b)	813,335
12,500	ATMI, Inc.(b,c)	349,625	47,800	Cleco Corporation(b)	996,630
35,000	Belden CDT, Inc.(b)	855,050	32,000	El Paso Electric Company(c)	673,280
84,000	Brooks Automation, Inc.(c)	1,052,520	12,100	Otter Tail Power Company	350,658
37,500	Catapult Communications		37,500	Southwest Gas Corporation	990,000
	Corporation(b,c)	554,625	28,800	UniSource Energy Corporation(b)	898,560
57,000	Entegris, Inc.(c)	536,940	37,000	Vectren Corporation	1,004,920

164,000	Lattice Semiconductor			Total Utilities	5,727,383

	Corporation(c)	708,480

9,800	Littelfuse, Inc.(c)	267,050		Total Common Stock
52,000	Methode Electronics, Inc.	518,440		(cost $92,379,172)	102,634,517

The accompanying notes to the financial statements are an integral part of this schedule.

Partner Small Cap Value Portfolio
Schedule of Investments as of December 31, 2005(a)
		Interest	Maturity
Shares	Collateral Held for Securities Loaned (17.8%)	Rate(d)	Date	Value

23,078,263	Thrivent Financial Securities Lending Trust	4.300%	N/A	$23,078,263

	Total Collateral Held for Securities Loaned
	(cost $23,078,263)			23,078,263

		Interest	Maturity
Shares	Short-Term Investments (3.0%)	Rate(d)	Date	Value

3,857,158	Thrivent Money Market Portfolio	3.920%	N/A	$3,857,158

	Total Short-Term Investments (at amortized cost)			3,857,158

	Total Investments (cost $119,314,593)			$129,569,938

(a) The categories of investments are shown as a percentage of total investments.

(b) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(c) Non-income producing security.

(d) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

	Small Cap Stock Portfolio
	Schedule of Investments as of December 31, 2005(a)
Shares	Common Stock (79.9%)	Value	Shares	Common Stock (79.9%)	Value

Consumer Discretionary (10.1%)			Energy (6.5%)
24,300	AnnTaylor Stores Corporation(b)	$838,836	37,400	Cimarex Energy Company(b)	$1,608,574
25,500	Autoliv, Inc.	1,158,210	36,700	Comstock Resources, Inc.(b)	1,119,717
22,400	Boyd Gaming Corporation	1,067,584	43,000	Dawson Geophysical Company(b,c)	1,325,260
39,000	California Pizza Kitchen, Inc.(b,c)	1,246,830	16,600	Dril-Quip, Inc.(b)	783,520
39,000	Cheesecake Factory, Inc.(b)	1,458,210	19,000	Frontier Oil Corporation	713,070
15,400	Children’s Place Retail		22,500	Helmerich & Payne, Inc.	1,392,975
	Stores, Inc.(b)	761,068	14,800	Massey Energy Company(c)	560,476
31,900	DSW, Inc.(b,c)	836,418	49,000	Oil States International, Inc.(b)	1,552,320
48,850	Golf Galaxy, Inc.(b,c)	935,478	24,700	Patterson-UTI Energy, Inc.	813,865
28,400	Guitar Center, Inc.(b,c)	1,420,284	11,900	Peabody Energy Corporation	980,798
69,700	Imax Corporation(b,c)	492,082	33,000	Petrohawk Energy Corporation(b)	436,260
58,600	Insight Enterprises, Inc.(b)	1,149,146	66,700	Pioneer Drilling Company(b,c)	1,195,931
106,900	Interface, Inc.(b)	878,718	51,400	Pride International, Inc.(b)	1,580,550
19,100	International Speedway		61,050	Range Resources Corporation	1,608,057
	Corporation	914,890	60,000	Superior Energy Services, Inc.(b,c)	1,263,000
29,800	Joseph A. Bank Clothiers, Inc.(b,c)	1,293,618	15,900	Tesoro Petroleum Corporation	978,645
13,784	M.D.C. Holdings, Inc.	854,332	23,500	Todco	894,410
48,150	MarineMax, Inc.(b,c)	1,520,096	17,100	Ultra Petroleum Corporation(b)	954,180
29,950	Men’s Wearhouse, Inc.(b)	881,728	36,300	W-H Energy Services, Inc.(b)	1,200,804
14,500	Meredith Corporation	758,930	30,800	World Fuel Services Corporation(c)	1,038,576

25,900	New York & Company, Inc.(b,c)	549,080		Total Energy	22,000,988

24,700	Nordstrom, Inc.	923,780
107,000	Quiksilver, Inc.(b,c)	1,480,880	Financials (16.5%)
24,600	R.H. Donnelley Corporation(b)	1,515,852	31,350	Affiliated Managers
19,400	Red Robin Gourmet			Group, Inc.(b,c)	2,515,838
	Burgers, Inc.(b,c)	988,624	16,400	Alexandria Real Estate
22,600	Regis Corporation	871,682		Equities, Inc.	1,320,200
41,200	SCP Pool Corporation	1,533,464	44,600	American Capital Strategies, Ltd.	1,614,966
70,925	Shuffle Master, Inc.(b,c)	1,783,054	47,950	Argonaut Group, Inc.(b)	1,571,322
30,700	Steiner Leisure, Ltd.(b)	1,091,692	45,000	Asset Acceptance Capital
69,800	Texas Roadhouse, Inc.(b,c)	1,085,390		Corporation(b)	1,010,700
19,800	Tractor Supply Company(b,c)	1,048,212	51,250	BioMed Realty Trust, Inc.	1,250,500
48,300	Warnaco Group, Inc.(b)	1,290,576	29,418	BOK Financial Corporation	1,336,460
15,300	WCI Communities, Inc.(b,c)	410,805	125,800	Cardinal Financial Corporation	1,383,800
67,400	Wolverine World Wide, Inc.	1,513,804	50,100	Center Financial Corporation(c)	1,260,516

	Total Consumer		63,300	Colonial BancGroup, Inc.	1,507,806
	Discretionary	34,553,353	30,800	EastGroup Properties, Inc.	1,390,928

			89,600	Equity Inns, Inc.	1,214,080
Consumer Staples (1.4%)			77,400	FelCor Lodging Trust, Inc.	1,332,054
76,100	Casey’s General Stores, Inc.	1,887,280	21,500	First Community Bancorp, Inc.	1,168,955
17,300	Central Garden & Pet Company(b,c)	794,762	33,800	First Indiana Corporation(c)	1,162,044
34,900	Dean Foods Company(b)	1,314,334	27,100	Greenhill & Company, Inc.(c)	1,521,936
37,550	Reddy Ice Holdings, Inc.(c)	818,966	98,550	HCC Insurance Holdings, Inc.	2,924,964

	Total Consumer Staples	4,815,342	77,800	HRPT Properties Trust	805,230

The accompanying notes to the financial statements are an integral part of this schedule.

Small Cap Stock Portfolio
Schedule of Investments as of December 31, 2005(a)

Shares	Common Stock (79.9%)	Value	Shares	Common Stock (79.9%)	Value

Financials -- continued			27,600	Integra LifeSciences
17,200	iShares Russell 2000 Index Fund(c)	$1,147,240		Holdings Corporation(b,c)	$978,696
22,600	iShares Russell Microcap		12,800	Intuitive Surgical, Inc.(b,c)	1,501,056
	Index Fund(c)	1,155,990	28,300	Kyphon, Inc.(b,c)	1,155,489
19,800	iShares S&P SmallCap 600		34,200	LCA-Vision, Inc.(c)	1,624,842
	Index Fund(c)	1,143,846	26,100	MGI Pharma, Inc.(b,c)	447,876
41,700	LaSalle Hotel Properties	1,531,224	67,400	NeoPharm, Inc.(b,c)	727,246
27,100	MB Financial, Inc.(c)	959,340	15,100	Neurocrine Biosciences, Inc.(b,c)	947,223
32,863	Mercantile Bank Corporation	1,265,226	125,300	NovaMed, Inc.(b)	818,121
20,400	National Financial Partners	1,072,020	71,500	OraSure Technologies, Inc.(b,c)	630,630
66,150	Nexity Financial Corporation(b)	886,410	37,400	Protein Design Labs, Inc.(b)	1,062,908
77,400	Ohio Casualty Corporation	2,191,968	28,100	Psychiatric Solutions, Inc.(b,c)	1,650,594
11,500	Philadelphia Consolidated		39,700	ResMed, Inc.(b,c)	1,520,907
	Holding Corporation(b)	1,111,935	214,800	Savient Pharmaceuticals, Inc.(b,c)	803,352
32,600	Piper Jaffray Companies(b)	1,317,040	25,100	Sierra Health Services, Inc.(b)	2,006,996
56,200	Platinum Underwriters		49,500	Sybron Dental Specialties, Inc.(b)	1,970,595
	Holdings, Ltd.	1,746,134	41,400	Symbion, Inc.(b)	952,200
60,500	PowerShares Zacks		42,300	Tanox, Inc.(b,c)	692,451
	Micro Cap Portfolio	915,970	54,800	United Surgical Partners
27,500	ProAssurance Corporation(b)	1,337,600		International, Inc.(b,c)	1,761,820
34,600	RLI Corporation	1,725,502	18,200	Universal Health Services, Inc.	850,668
21,200	SL Green Realty Corporation	1,619,468	36,400	Vertex Pharmaceuticals, Inc.(b)	1,007,188
23,800	Sovran Self Storage, Inc.	1,117,886	11,800	Wellcare Health Plans, Inc.(b,c)	482,030

68,600	Strategic Hotel Capital, Inc.	1,411,788		Total Health Care	38,865,967

30,650	Taylor Capital Group, Inc.	1,238,260
36,800	Virginia Commerce		Industrials (14.7%)
	Bancorp, Inc.(b,c)	1,070,512	52,300	Adesa, Inc.	1,277,166
47,403	Washington Federal, Inc.	1,089,795	64,800	Baldor Electric Company	1,662,120
27,500	Westamerica Bancorporation	1,459,425	68,550	Beacon Roofing Supply, Inc.(b)	1,969,442
26,200	Wintrust Financial Corporation	1,438,380	17,100	Chicago Bridge and Iron Company 431,091

	Total Financials	56,245,258	31,500	Consolidated Graphics, Inc.(b)	1,491,210

			26,900	DRS Technologies, Inc.	1,383,198
Health Care (11.4%)			22,600	ElkCorp	760,716
27,800	Amedisys, Inc.(b,c)	1,174,272	28,500	Gardner Denver, Inc.(b)	1,405,050
26,300	ArthroCare Corporation(b,c)	1,108,282	55,150	Genesee & Wyoming, Inc.(b)	2,070,882
29,900	Community Health Systems, Inc.(b)	1,146,366	34,000	Genlyte Group, Inc.(b)	1,821,380
22,800	Covance, Inc.(b)	1,106,940	26,350	Graco, Inc.	961,248
30,400	Cyberonics, Inc.(b,c)	981,920	25,400	Hub Group, Inc.(b)	897,890
38,800	Dade Behring Holdings, Inc.	1,586,532	37,300	Huron Consulting Group, Inc.(b,c)	894,827
75,200	Dexcom, Inc.(b,c)	1,121,984	36,200	IDEX Corporation	1,488,182
24,600	Digene Corporation(b)	717,582	75,700	Interline Brands, Inc.(b)	1,722,175
49,200	Endo Pharmaceutical		23,300	Jacobs Engineering Group, Inc.(b)	1,581,371
	Holdings, Inc.(b)	1,488,792	74,800	JB Hunt Transport Services, Inc.	1,693,472
84,600	Exelixis, Inc.(b,c)	796,932	29,000	Joy Global, Inc.	1,160,000
34,100	Haemonetics Corporation(b)	1,666,126	55,000	Labor Ready, Inc.(b,c)	1,145,100
25,800	Henry Schein, Inc.(b)	1,125,912	45,100	Landstar System, Inc.	1,882,474
55,300	Horizon Health Corporation(b)	1,251,439	35,600	Manitowoc Company, Inc.	1,787,832

The accompanying notes to the financial statements are an integral part of this schedule.

Small Cap Stock Portfolio
Schedule of Investments as of December 31, 2005(a)

Shares	Common Stock (79.9%)	Value	Shares	Common Stock (79.9%)	Value

Industrials -- continued			36,700	Inter-Tel, Inc.	$718,219
33,600	McGrath Rentcorp(c)	$934,080	117,700	iVillage, Inc.(b,c)	943,954
46,600	MSC Industrial Direct		23,900	Kronos, Inc.(b)	1,000,454
	Company, Inc.	1,874,252	60,700	Mercury Computer
52,800	Oshkosh Truck Corporation	2,354,352		Systems, Inc.(b,c)	1,252,241
55,700	Pacer International, Inc.	1,451,542	66,200	Micrel, Inc.(b)	767,920
26,500	Pall Corporation	711,790	25,400	Microsemi Corporation(b)	702,564
24,600	Precision Castparts Corporation	1,274,526	85,800	MPS Group, Inc.(b)	1,172,886
42,700	Roper Industries, Inc.	1,687,077	237,600	NMS Communications
50,600	SkyWest, Inc.	1,359,116		Corporation(b,c)	829,224
93,000	Standard Parking Corporation(b,c)	1,817,220	133,100	Parametric Technology
45,200	Stewart & Stevenson Services, Inc.	955,076		Corporation(b)	811,910
27,800	Terex Corporation(b)	1,651,320	44,700	Photronics, Inc.(b)	673,182
57,500	URS Corporation(b)	2,162,575	42,900	Plexus Corporation(b)	975,546
31,200	Waste Connections, Inc.(b)	1,075,152	88,300	Powerwave Technologies, Inc.(b,c)	1,109,931
40,500	Watson Wyatt Worldwide, Inc.	1,129,950	28,800	Progress Software Corporation(b)	817,344

	Total Industrials	49,924,854	30,700	QLogic Corporation(b)	998,057

			21,400	ScanSource, Inc.(b,c)	1,170,152
Information Technology (12.9%)			71,700	Stellent, Inc.(b)	711,981
20,400	ADTRAN, Inc.	606,696	28,500	Tech Data Corporation(b)	1,130,880
76,800	Axcelis Technologies, Inc.(b)	366,336	110,600	TIBCO Software, Inc.(b)	826,182
52,400	Benchmark Electronics, Inc.(b,c)	1,762,212	84,800	TNS, Inc.(b)	1,626,464
15,600	Cabot Microelectronics		46,500	Trimble Navigation, Ltd.(b)	1,650,285
	Corporation(b,c)	457,548	21,500	Varian Semiconductor
19,400	CACI International, Inc.(b)	1,113,172		Equipment Associates, Inc.(b,c)	944,495
160,400	Carrier Access Corporation(b,c)	792,376	32,500	ViaSat, Inc.(b)	868,725
21,900	Citrix Systems, Inc.(b)	630,282	150,500	Vitria Technology, Inc.(b)	400,330
74,100	CNET Networks, Inc.(b,c)	1,088,529	112,000	webMethods, Inc.(b)	863,520
22,500	Cymer, Inc.(b)	798,975	87,900	Wind River Systems, Inc.(b)	1,298,283
41,100	Cypress Semiconductor		18,900	Zebra Technologies Corporation(b)	809,865

	Corporation(b,c)	585,675		Total Information
101,600	Digitas, Inc.(b)	1,272,032		Technology	43,851,918

23,850	Diodes, Inc.(b,c)	740,542
22,600	Fairchild Semiconductor		Materials (3.5%)
	International, Inc.(b)	382,166	51,700	Airgas, Inc.	1,700,930
15,600	FileNet Corporation(b)	403,260	25,900	Albemarle Corporation(c)	993,265
61,700	FLIR Systems, Inc.(b)	1,377,761	56,400	Crown Holdings, Inc.(b)	1,101,492
30,000	Global Payments, Inc.	1,398,300	27,350	Florida Rock Industries, Inc.	1,341,791
34,700	Hyperion Solutions Corporation(b)	1,242,954	24,000	FMC Corporation(b)	1,276,080
60,200	Informatica Corporation(b)	722,400	30,600	Lubrizol Corporation	1,328,958
71,400	Ingram Micro, Inc.(b)	1,423,002	19,200	NOVA Chemicals Corporation	641,280
90,200	Integrated Device		67,800	RPM International, Inc.(c)	1,177,686
	Technology, Inc.(b)	1,188,836	30,600	Silgan Holdings, Inc.	1,105,272
13,300	International Rectifier		35,300	Steel Dynamics, Inc.(c)	1,253,503

	Corporation(b)	424,270		Total Materials	11,920,257

The accompanying notes to the financial statements are an integral part of this schedule.

Small Cap Stock Portfolio
Schedule of Investments as of December 31, 2005(a)

Shares	Common Stock (79.9%)	Value	Shares	Common Stock (79.9%)		Value

Telecommunications Services (0.5%)			59,400	Energen Corporation		$2,157,408
63,250	Iowa Telecommunications		22,100	OGE Energy Corporation		592,059
	Services, Inc.(c)	$979,742	48,400	Piedmont Natural Gas
73,950	Valor Communications			Company, Inc.(c)		1,169,344
	Group, Inc.(c)	843,030	22,100	PNM Resources, Inc.		541,229

	Total Telecommunications		27,400	Westar Energy, Inc.		589,100

	Services	1,822,772		Total Utilities		8,196,335

Utilities (2.4%)				Total Common Stock
32,700	AGL Resources, Inc.	1,138,287		(cost $225,229,808)		272,197,044

32,700	Alliant Energy Corporation	916,908
40,000	Aqua America, Inc.(c)	1,092,000

				Interest	Maturity
Shares	Collateral Held for Securities Loaned (14.9%)			Rate(d)	Date	Value

50,863,737	Thrivent Financial Securities Lending Trust			4.300%	N/A	$50,863,737

		Total Collateral Held for Securities Loaned
		(cost $50,863,737)				50,863,737

Shares or
Principal				Interest	Maturity
Amount	Short-Term Investments (5.2%)			Rate(d)	Date	Value

$6,565,000	Corporate Receivables Corporation Funding, LLC			4.170%	1/3/2006	$6,563,478
11,093,782	Thrivent Money Market Portfolio			3.920	N/A	11,093,782

		Total Short-Term Investments (at amortized cost)				17,657,260

		Total Investments (cost $293,750,805)				$340,718,041

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

	Small Cap Index Portfolio
	Schedule of Investments as of December 31, 2005(a)
Shares	Common Stock (78.2%)	Value	Shares	Common Stock (78.2%)	Value

Consumer Discretionary (12.2%)			31,100	Jack in the Box, Inc.(b)	$1,086,323
11,200	4Kids Entertainment, Inc.(b,c)	$175,728	23,500	JAKKS Pacific, Inc.(b,c)	492,090
38,975	Aaron Rents, Inc.(c)	821,593	20,530	Jo-Ann Stores, Inc.(b)	242,254
27,750	ADVO, Inc.(c)	781,995	10,500	Joseph A. Bank Clothiers, Inc.(b,c)	455,805
27,000	Arbitron, Inc.	1,025,460	41,200	K2, Inc.(b,c)	416,532
11,700	Arctic Cat, Inc.	234,702	24,400	Kellwood Company(c)	582,672
12,100	Ashworth, Inc.(b,c)	102,245	23,100	K-Swiss, Inc.	749,364
16,900	Audiovox Corporation(b)	234,234	14,600	Landry’s Restaurants, Inc.(c)	389,966
31,200	Aztar Corporation(b,c)	948,168	44,600	La-Z-Boy, Inc.(c)	604,776
29,500	Bally Total Fitness Holding		12,300	Lenox Group, Inc.(b,c)	162,852
	Corporation(b,c)	185,260	12,600	Libbey, Inc.	128,772
10,300	Bassett Furniture Industries, Inc.(c)	190,550	39,300	Linens ‘n Things, Inc.(b)	1,045,380
16,400	Brown Shoe Company, Inc.(c)	695,852	16,000	Lone Star Steakhouse &
12,700	Building Materials Holding			Saloon, Inc.	379,840
	Corporation(c)	866,267	28,816	M.D.C. Holdings, Inc.	1,786,016
14,700	Burlington Coat Factory		10,900	M/I Homes, Inc.(c)	442,758
	Warehouse Corporation	591,087	18,900	Marcus Corporation(c)	444,150
27,800	Cato Corporation	596,310	13,700	MarineMax, Inc.(b,c)	432,509
58,500	CCE Spinco, Inc.(b)	766,350	14,500	Meade Instruments Corporation(b)	39,585
29,925	CEC Entertainment, Inc.(b)	1,018,647	46,400	Men’s Wearhouse, Inc.(b)	1,366,016
66,700	Champion Enterprises, Inc.(b,c)	908,454	20,200	Meritage Homes Corporation	1,270,984
18,400	Children’s Place		11,300	Midas, Inc.(b,c)	207,468
	Retail Stores, Inc.(b,c)	909,328	23,400	Monaco Coach Corporation(c)	311,220
31,325	Christopher & Banks Corporation	588,284	23,100	Movie Gallery, Inc.(c)	129,591
12,900	Coachmen Industries, Inc.	152,349	23,700	Multimedia Games, Inc.(b,c)	219,225
18,100	Cost Plus, Inc.(b,c)	310,415	4,400	National Presto Industries, Inc.(c)	195,140
6,200	CPI Corporation	116,002	29,500	Nautilus Group, Inc.(c)	550,470
19,600	Dress Barn, Inc.(b,c)	756,756	4,620	NVR, Inc.(b,c)	3,243,238
13,300	Drew Industries, Inc.(b)	374,927	19,500	O’Charley’s, Inc.(b)	302,445
29,450	Ethan Allen Interiors, Inc.(c)	1,075,808	12,100	Oxford Industries, Inc.(c)	661,870
39,200	Finish Line, Inc.	682,864	23,100	P.F. Chang’s China Bistro, Inc.(b,c)	1,146,453
55,700	Fleetwood Enterprises, Inc.(b,c)	687,895	27,300	Panera Bread Company(b)	1,793,064
42,837	Fossil, Inc.(b,c)	921,424	10,600	Papa John’s International, Inc.(b,c)	628,686
34,750	Fred’s, Inc.(c)	565,382	47,300	Pep Boys - Manny, Moe & Jack(c)	704,297
19,800	Genesco, Inc.(b,c)	768,042	32,400	Phillips-Van Heusen Corporation	1,049,760
18,900	Group 1 Automotive, Inc.(b)	594,027	35,900	Pinnacle Entertainment, Inc.(b,c)	887,089
22,900	Guitar Center, Inc.(b,c)	1,145,229	36,400	Polaris Industries, Inc.(c)	1,827,280
27,300	Gymboree Corporation(b)	638,820	9,100	Pre-Paid Legal Services, Inc.(c)	347,711
16,300	Hancock Fabrics, Inc.(c)	66,341	106,200	Quiksilver, Inc.(b)	1,469,808
19,700	Haverty Furniture		29,450	RARE Hospitality
	Companies, Inc.(c)	253,933		International, Inc.(b)	894,986
31,150	Hibbett Sporting Goods, Inc.(b)	887,152	12,700	Red Robin Gourmet
38,275	Hot Topic, Inc.(b)	545,419		Burgers, Inc.(b,c)	647,192
16,400	IHOP Corporation(c)	769,324	10,600	Russ Berrie and Company, Inc.(c)	121,052
41,975	Insight Enterprises, Inc.(b)	823,130	29,400	Russell Corporation(c)	395,724
42,300	Interface, Inc.(b)	347,706	37,100	Ryan’s Restaurant Group, Inc.(b,c)	447,426
17,850	J. Jill Group, Inc.(b)	339,686	45,712	SCP Pool Corporation	1,701,401

The accompanying notes to the financial statements are an integral part of this schedule.

Small Cap Index Portfolio
Schedule of Investments as of December 31, 2005(a)

Shares	Common Stock (78.2%)	Value	Shares	Common Stock (78.2%)	Value

Consumer Discretionary -- continued			32,800	Performance Food Group
31,300	Select Comfort Corporation(b,c)	$856,055		Company(b,c)	$930,536
30,125	Shuffle Master, Inc.(b,c)	757,342	57,000	Playtex Products, Inc.(b)	779,190
6,100	Skyline Corporation	222,040	25,900	Ralcorp Holdings, Inc.(b,c)	1,033,669
26,200	Sonic Automotive, Inc.(c)	583,736	12,900	Sanderson Farms, Inc.(c)	393,837
52,568	Sonic Corporation(b)	1,550,756	33,100	Spectrum Brands, Inc.(b,c)	672,261
23,400	Stage Stores, Inc.(c)	696,852	27,200	TreeHouse Foods, Inc.(b,c)	509,184
11,200	Standard Motor Products, Inc.	103,376	36,400	United Natural Foods, Inc.(b,c)	960,960
60,500	Standard Pacific Corporation	2,226,400	9,000	USANA Health Sciences, Inc.(b,c)	345,240
24,717	Steak n Shake Company(b)	418,953	14,670	WD-40 Company(c)	385,234

23,300	Stein Mart, Inc.	422,895		Total Consumer Staples	16,505,986

32,500	Stride Rite Corporation	440,700
19,400	Sturm, Ruger & Company, Inc.(c)	135,994	Energy (6.2%)
20,300	Superior Industries		11,400	Atwood Oceanics, Inc.(b,c)	889,542
	International, Inc.(c)	451,878	43,100	Cabot Oil & Gas Corporation	1,943,810
9,900	Thomas Nelson, Inc.	244,035	68,200	Cal Dive International, Inc.(b,c)	2,447,698
28,300	Too, Inc.(b)	798,343	17,300	Carbo Ceramics, Inc.(c)	977,796
29,300	Tractor Supply Company(b)	1,551,142	72,300	Cimarex Energy Company(b)	3,109,623
47,700	Triarc Companies, Inc.(c)	708,345	6,900	Dril-Quip, Inc.(b)	325,680
8,700	Vertrue, Inc.(b,c)	307,371	49,800	Frontier Oil Corporation	1,868,994
29,000	Winnebago Industries, Inc.(c)	965,120	17,000	Hydril Company(b)	1,064,200
19,900	WMS Industries, Inc.(b,c)	499,291	60,700	Input/Output, Inc.(b,c)	426,721
50,300	Wolverine World Wide, Inc.	1,129,738	26,400	Lone Star Technologies, Inc.(b)	1,363,824
42,400	Zale Corporation(b)	1,066,360	12,900	Lufkin Industries, Inc.	643,323

	Total Consumer		66,500	Massey Energy Company(c)	2,518,355
	Discretionary	73,001,107	38,100	Maverick Tube Corporation(b,c)	1,518,666

			18,400	NS Group, Inc.(b)	769,304
Consumer Staples (2.8%)			23,100	Oceaneering International, Inc.(b)	1,149,918
77,700	Alliance One International, Inc.(c)	303,030	20,400	Offshore Logistics, Inc.(b)	595,680
22,300	American Italian Pasta Company(c)	151,640	16,000	Penn Virginia Corporation	918,400
44,700	Casey’s General Stores, Inc.	1,108,560	14,600	Petroleum Development
64,100	Corn Products International, Inc.	1,531,349		Corporation(b)	486,764
31,900	Delta & Pine Land Company	734,019	20,100	Remington Oil and Gas
47,050	Flowers Foods, Inc.(c)	1,296,698		Corporation(b)	733,650
15,900	Great Atlantic & Pacific Tea		17,950	SEACOR Holdings, Inc.(b,c)	1,222,395
	Company, Inc.(b,c)	505,302	48,900	St. Mary Land &
32,600	Hain Celestial Group, Inc.(b,c)	689,816		Exploration Company(c)	1,800,009
10,700	Hansen Natural Corporation(b,c)	843,267	23,300	Stone Energy Corporation(b,c)	1,060,849
6,100	J & J Snack Foods Corporation	362,401	25,000	Swift Energy Company(b)	1,126,750
26,200	Lance, Inc.	488,106	30,225	TETRA Technologies, Inc.(b)	922,467
23,100	Longs Drug Stores Corporation	840,609	39,300	Unit Corporation(b)	2,162,679
11,700	Nash Finch Company(c)	298,116	30,300	Veritas DGC, Inc.(b)	1,075,347
10,400	Nature’s Sunshine Products, Inc.	188,032	48,100	Vintage Petroleum, Inc.	2,565,173
48,100	NBTY, Inc.(b,c)	781,625	24,700	W-H Energy Services, Inc.(b,c)	817,076
12,300	Peet’s Coffee & Tea, Inc.(b,c)	373,305	23,800	World Fuel Services Corporation	802,536

				Total Energy	37,307,229

The accompanying notes to the financial statements are an integral part of this schedule.

Small Cap Index Portfolio
Schedule of Investments as of December 31, 2005(a)

Shares	Common Stock (78.2%)	Value	Shares	Common Stock (78.2%)	Value

Financials (11.6%)			17,600	Nara Bancorp, Inc.(c)	$312,928
28,300	Acadia Realty Trust	$567,415	51,150	New Century Financial
16,200	Anchor BanCorp Wisconsin, Inc.(c)	491,508		Corporation(c)	1,844,980
39,800	BankAtlantic Bancorp, Inc.(c)	557,200	12,600	Parkway Properties, Inc.	505,764
23,600	BankUnited Financial Corporation	627,052	16,300	Philadelphia Consolidated
30,500	Boston Private Financial			Holding Corporation(b)	1,576,047
	Holdings, Inc.(c)	927,810	17,600	Piper Jaffray Companies(b)	711,040
54,300	Brookline Bancorp, Inc.(c)	769,431	19,300	Presidential Life Corporation	367,472
26,400	Cash America International, Inc.	612,216	15,500	PrivateBancorp, Inc.(c)	551,335
27,400	Central Pacific Financial		27,000	ProAssurance Corporation(b)	1,313,280
	Corporation(c)	984,208	18,900	Prosperity Bancshares, Inc.(c)	543,186
41,518	Chittenden Corporation	1,154,616	28,764	Provident Bankshares Corporation	971,360
40,100	Colonial Properties Trust	1,683,398	66,829	Republic Bancorp, Inc.(c)	795,265
48,300	Commercial Net Lease Realty, Inc.	983,871	18,100	Rewards Network, Inc.(b,c)	115,840
26,300	Community Bank System, Inc.(c)	593,065	19,000	RLI Corporation(c)	947,530
25,377	Delphi Financial Group, Inc.	1,167,596	8,900	SCPIE Holdings, Inc.(b,c)	185,120
24,375	Dime Community Bancshares	356,119	24,800	Selective Insurance Group, Inc.	1,316,880
18,365	Downey Financial Corporation	1,255,982	41,400	Shurgard Storage Centers, Inc.	2,347,794
49,600	East West Bancorp, Inc.	1,809,904	65,500	South Financial Group, Inc.	1,803,870
19,600	EastGroup Properties, Inc.(c)	885,136	15,100	Sovran Self Storage, Inc.	709,247
23,000	Entertainment Properties Trust	937,250	40,400	Sterling Bancshares, Inc.	623,776
20,200	Essex Property Trust, Inc.	1,862,440	30,715	Sterling Financial Corporation(c)	767,261
19,600	Fidelity Bankshares, Inc.(c)	640,920	16,100	Stewart Information Services
15,800	Financial Federal Corporation(c)	702,310		Corporation	783,587
71,800	First BanCorp	891,038	41,600	Susquehanna Bancshares, Inc.	985,088
40,412	First Midwest Bancorp, Inc.	1,416,845	14,651	SWS Group, Inc.	306,792
20,400	First Republic Bank(c)	755,004	15,600	Town & Country Trust(c)	527,436
14,700	FirstFed Financial Corporation(b,c)	801,444	66,182	TrustCo Bank Corporation NY(c)	821,980
30,600	Flagstar Bancorp, Inc.(c)	440,640	81,700	UCBH Holdings, Inc.(c)	1,460,796
20,800	Franklin Bank Corporation(b,c)	374,192	30,900	UICI	1,097,259
58,300	Fremont General Corporation(c)	1,354,309	39,600	Umpqua Holdings Corporation(c)	1,129,788
27,600	Glacier Bancorp, Inc.(c)	829,380	32,700	United Bankshares, Inc.	1,152,348
30,900	Glenborough Realty Trust, Inc.(c)	559,290	15,100	United Fire & Casual Company(c)	610,493
33,700	Gold Banc Corporation, Inc.	614,014	55,700	Whitney Holding Corporation	1,535,092
31,900	Hilb, Rogal and Hobbs Company	1,228,469	21,000	Wintrust Financial Corporation	1,152,900
39,189	Hudson United Bancorp	1,633,398	16,012	World Acceptance Corporation(b)	456,342
18,200	Infinity Property & Casualty		32,000	Zenith National Insurance
	Corporation	677,222		Corporation	1,475,840

37,000	Investment Technology			Total Financials	69,131,036

	Group, Inc.(b)	1,311,280
15,800	Irwin Financial Corporation(c)	338,436	Health Care (9.8%)
25,700	Kilroy Realty Corporation(c)	1,590,830	36,900	Alpharma, Inc.	1,052,019
15,200	LandAmerica Financial		14,100	Amedisys, Inc.(b,c)	595,584
	Group, Inc.(c)	948,480	29,800	American Healthways, Inc.(b,c)	1,348,450
46,100	Lexington Corporate		60,800	American Medical Systems
	Properties Trust	981,930		Holdings, Inc.(b)	1,084,064
24,400	MAF Bancorp, Inc.	1,009,672	45,500	AMERIGROUP Corporation(b)	885,430

The accompanying notes to the financial statements are an integral part of this schedule.

Small Cap Index Portfolio
Schedule of Investments as of December 31, 2005(a)

Shares	Common Stock (78.2%)	Value	Shares	Common Stock (78.2%)	Value

Health Care -- continued			31,900	NDCHealth Corporation(b)	$613,437
25,950	AmSurg Corporation(b,c)	$593,217	20,700	Noven Pharmaceuticals, Inc.(b,c)	313,191
12,300	Analogic Corporation(c)	588,555	29,800	Odyssey Healthcare, Inc.(b,c)	555,472
31,400	ArQule, Inc.(b,c)	192,168	15,400	Osteotech, Inc.(b,c)	76,538
22,000	ArthroCare Corporation(b,c)	927,080	35,800	Owens & Minor, Inc.	985,574
21,500	BioLase Technology, Inc.(c)	171,785	23,200	PAREXEL International
15,300	Biosite, Inc.(b,c)	861,237		Corporation(b)	470,032
12,400	Bradley Pharmaceuticals, Inc.(b,c)	117,800	21,800	Pediatrix Medical Group, Inc.(b)	1,930,826
23,100	Cambrex Corporation(c)	433,587	45,200	Pharmaceutical Product
37,400	Centene Corporation(b,c)	983,246		Development, Inc.	2,800,140
27,500	Cerner Corporation(b,c)	2,500,025	21,300	PolyMedica Corporation(c)	712,911
22,600	Chemed Corporation	1,122,768	15,500	Possis Medical, Inc.(b)	154,225
12,400	CNS, Inc.(c)	271,684	38,600	Regeneron Pharmaceuticals, Inc.(b)	615,670
26,050	CONMED Corporation(b,c)	616,343	15,300	RehabCare Group, Inc.(b,c)	309,060
31,200	Connetics Corporation(b,c)	450,840	62,700	ResMed, Inc.(b,c)	2,402,037
40,000	Cooper Companies, Inc.(c)	2,052,000	63,600	Respironics, Inc.(b)	2,357,652
18,400	Cross Country Healthcare, Inc.(b)	327,152	53,300	Savient Pharmaceuticals, Inc.(b,c)	199,342
18,950	CryoLife, Inc.(b,c)	63,293	13,500	SFBC International, Inc.(b,c)	216,135
19,400	Cyberonics, Inc.(b,c)	626,620	22,700	Sierra Health Services, Inc.(b)	1,815,092
11,000	Datascope Corporation	363,550	31,200	Sunrise Senior Living, Inc.(b,c)	1,051,752
39,100	Dendrite International, Inc.(b)	563,431	13,800	SurModics, Inc.(b,c)	510,462
20,700	Diagnostic Products		34,800	Sybron Dental Specialties, Inc.(b)	1,385,388
	Corporation(c)	1,004,985	28,300	Theragenics Corporation(b,c)	85,466
17,800	Dionex Corporation(b)	873,624	38,850	United Surgical Partners
19,200	DJ Orthopedics, Inc.(b)	529,536		International, Inc.(b,c)	1,249,028
23,797	Enzo Biochem, Inc.(b,c)	295,559	28,700	Viasys Healthcare, Inc.(b)	737,590
20,500	Gentiva Health Services, Inc.(b)	302,170	5,100	Vital Signs, Inc.	218,382

19,200	Greatbatch Technologies, Inc.(b,c)	499,392		Total Health Care	58,367,260

23,000	Haemonetics Corporation(b)	1,123,780
40,000	Hologic, Inc.(b)	1,516,800	Industrials (14.8%)
56,200	Hooper Holmes, Inc.	143,310	17,900	A.O. Smith Corporation	628,290
12,400	ICU Medical, Inc.(b,c)	486,204	16,200	A.S.V., Inc.(b,c)	404,676
28,200	IDEXX Laboratories, Inc.(b)	2,029,836	29,000	AAR Corporation(b,c)	694,550
39,650	Immucor, Inc.(b)	926,224	33,500	ABM Industries, Inc.(c)	654,925
15,500	Integra LifeSciences		39,500	Acuity Brands, Inc.(c)	1,256,100
	Holdings Corporation(b,c)	549,630	20,000	Administaff, Inc.(c)	841,000
22,377	Intermagnetics General		28,000	Albany International Corporation	1,012,480
	Corporation(b,c)	713,826	8,600	Angelica Corporation(c)	142,244
27,700	Invacare Corporation	872,273	24,200	Apogee Enterprises, Inc.	392,524
8,700	Kensey Nash Corporation(b,c)	191,661	22,200	Applied Industrial
17,800	Laserscope(b,c)	399,788		Technologies, Inc.	747,918
18,150	LCA-Vision, Inc.(c)	862,306	10,100	Applied Signal Technology, Inc.	229,270
47,400	Medicis Pharmaceutical		22,500	Arkansas Best Corporation	982,800
	Corporation(c)	1,519,170	26,000	Armor Holdings, Inc.(b,c)	1,108,900
33,400	Mentor Corporation(c)	1,539,072	35,000	Artesyn Technologies, Inc.(b,c)	360,500
24,000	Merit Medical Systems, Inc.(b)	291,360	15,600	Astec Industries, Inc.(b)	509,496
66,400	MGI Pharma, Inc.(b)	1,139,424	24,800	Baldor Electric Company(c)	636,120

The accompanying notes to the financial statements are an integral part of this schedule.

Small Cap Index Portfolio
Schedule of Investments as of December 31, 2005(a)

Shares	Common Stock (78.2%)	Value	Shares	Common Stock (78.2%)	Value

Industrials -- continued			4,200	Lawson Products, Inc.(c)	$158,508
15,400	Barnes Group, Inc.(c)	$508,200	49,236	Lennox International, Inc.	1,388,455
29,700	Bowne & Company, Inc.(c)	440,748	10,350	Lindsay Manufacturing
43,000	Brady Corporation	1,555,740		Company(c)	199,030
46,400	Briggs & Stratton Corporation(c)	1,799,856	14,200	Lydall, Inc.(b)	115,730
22,500	C&D Technologies, Inc.(c)	171,450	25,200	MagneTek, Inc.(b,c)	81,900
11,100	CDI Corporation(c)	304,140	26,700	Manitowoc Company, Inc.	1,340,874
15,500	Central Parking Corporation(c)	212,660	26,400	Mesa Air Group, Inc.(b,c)	276,144
23,250	Ceradyne, Inc.(b,c)	1,018,350	13,400	Mobile Mini, Inc.(b,c)	635,160
45,700	CLARCOR, Inc.	1,357,747	30,150	Moog, Inc.(b)	855,657
23,900	Coinstar, Inc.(b,c)	545,637	32,700	Mueller Industries, Inc.	896,634
10,300	Consolidated Graphics, Inc.(b)	487,602	18,800	NCI Building Systems, Inc.(b,c)	798,624
14,000	Cubic Corporation(c)	279,440	28,200	NCO Group, Inc.(b)	477,144
19,200	Curtiss-Wright Corporation(c)	1,048,320	25,150	Old Dominion Freight Line(b)	678,547
23,900	DRS Technologies, Inc.(c)	1,228,938	21,700	On Assignment, Inc.(b)	236,747
13,300	EDO Corporation(c)	359,898	63,800	Oshkosh Truck Corporation	2,844,842
28,600	EGL, Inc.(b,c)	1,074,502	13,600	Portfolio Recovery
16,100	ElkCorp(c)	541,926		Associates, Inc.(b,c)	631,584
13,700	EMCOR Group, Inc.(b)	925,161	27,100	Regal-Beloit Corporation(c)	959,340
36,625	Engineered Support Systems, Inc.	1,525,065	10,200	Robbins & Myers, Inc.(c)	207,570
18,800	EnPro Industries, Inc.(b,c)	506,660	75,600	Roper Industries, Inc.	2,986,956
22,500	Esterline Technologies		20,100	School Specialty, Inc.(b)	732,444
	Corporation(b)	836,775	70,400	Shaw Group, Inc.(b)	2,047,936
27,100	Forward Air Corporation(c)	993,215	32,400	Simpson Manufacturing
33,000	Frontier Airlines, Inc.(b,c)	304,920		Company, Inc.(c)	1,177,740
18,700	G & K Services, Inc.	733,975	51,900	SkyWest, Inc.	1,394,034
23,100	Gardner Denver, Inc.(b)	1,138,830	13,300	SOURCECORP, Inc.(b)	318,934
49,100	GenCorp, Inc.(b,c)	871,525	51,500	Spherion Corporation(b)	515,515
23,030	Griffon Corporation(b,c)	548,344	11,300	Standard Register Company	178,653
23,850	Healthcare Services Group, Inc(c)	493,934	9,700	Standex International Corporation	269,272
39,686	Heartland Express, Inc.(c)	805,229	25,700	Stewart & Stevenson Services, Inc.	543,041
16,400	Heidrick & Struggles		29,700	Teledyne Technologies, Inc.(b)	864,270
	International, Inc.(b)	525,620	50,206	Tetra Tech, Inc.(b)	786,728
17,300	Hub Group, Inc.(b)	611,555	37,300	Toro Company(c)	1,632,621
58,900	Hughes Supply, Inc.	2,111,565	25,400	Tredegar Corporation	327,406
46,100	IDEX Corporation	1,895,171	14,000	Triumph Group, Inc.(b)	512,540
23,400	Insituform Technologies, Inc.(b)	453,258	28,700	United Stationers, Inc.(b)	1,391,950
46,800	JLG Industries, Inc.	2,136,888	14,400	Universal Forest Products, Inc.	795,600
24,700	John H. Harland Company(c)	928,720	38,000	URS Corporation(b,c)	1,429,180
21,200	Kaman Corporation	417,428	14,400	Valmont Industries, Inc.(c)	481,824
73,000	Kansas City Southern, Inc.(b,c)	1,783,390	19,900	Viad Corporation	583,667
25,000	Kaydon Corporation(c)	803,500	16,900	Vicor Corporation(c)	267,189
22,600	Kirby Corporation(b)	1,179,042	7,500	Volt Information Sciences, Inc.(b)	142,650
49,950	Knight Transportation, Inc.	1,035,464	27,500	Wabash National Corporation(c)	523,875
46,600	Labor Ready, Inc.(b)	970,212	40,700	Waste Connections, Inc.(b)	1,402,522
51,600	Landstar System, Inc.	2,153,784	20,850	Watsco, Inc.	1,247,038

	The accompanying notes to the financial statements are an integral part of this schedule.

Small Cap Index Portfolio
Schedule of Investments as of December 31, 2005(a)

Shares	Common Stock (78.2%)	Value	Shares	Common Stock (78.2%)	Value

Industrials -- continued			25,400	DSP Group, Inc.(b)	$636,524
37,200	Watson Wyatt Worldwide, Inc.(c)	$1,037,880	41,800	eFunds Corporation(b)	979,792
22,500	Watts Water Technologies, Inc.(c)	681,525	25,200	Electro Scientific Industries, Inc.(b)	608,580
13,100	Wolverine Tube, Inc.(b,c)	66,286	11,700	EPIQ Systems, Inc.(b,c)	216,918
8,600	Woodward Governor Company	739,686	31,200	ESS Technology, Inc.(b)	107,016

	Total Industrials	88,087,629	31,000	Exar Corporation(b)	388,120

			30,050	FactSet Research Systems, Inc.	1,236,858
Information Technology (12.7%)			22,000	FEI Company(b,c)	421,740
22,300	Actel Corporation(b,c)	283,879	36,600	FileNet Corporation(b)	946,110
99,600	Adaptec, Inc.(b,c)	579,672	60,600	FLIR Systems, Inc.(b,c)	1,353,198
25,500	Advanced Energy Industries, Inc.(b)	301,665	20,000	Gerber Scientific, Inc.(b)	191,400
64,250	Aeroflex, Inc.(b,c)	690,688	24,200	Gevity HR, Inc.(c)	622,424
26,200	Agilysys, Inc.	477,364	20,700	Global Imaging Systems, Inc.(b,c)	716,841
20,200	Altiris, Inc.(b)	341,178	58,660	Global Payments, Inc.	2,734,143
28,800	Anixter International, Inc.(c)	1,126,656	66,100	Harmonic, Inc.(b,c)	320,585
28,100	ANSYS, Inc.(b)	1,199,589	22,600	Hutchinson Technology, Inc.(b,c)	642,970
33,300	ATMI, Inc.(b,c)	931,401	52,170	Hyperion Solutions Corporation(b)	1,868,729
36,713	Avid Technology, Inc.(b)	2,010,404	24,100	InfoSpace, Inc.(b,c)	622,262
90,200	Axcelis Technologies, Inc.(b,c)	430,254	34,000	Internet Security Systems, Inc.(b)	712,300
9,900	Bel Fuse, Inc.(c)	314,820	18,300	Inter-Tel, Inc.	358,131
38,025	Belden CDT, Inc.(c)	928,951	15,687	Intrado, Inc.(b,c)	361,115
26,300	Bell Microproducts, Inc.(b,c)	201,195	11,300	iPayment Holdings, Inc.(b)	469,176
37,100	Benchmark Electronics, Inc.(b)	1,247,673	20,700	Itron, Inc.(b)	828,828
15,100	Black Box Corporation	715,438	21,700	J2 Global Communication, Inc.(b,c)	927,458
11,500	Blue Coat Systems, Inc.(b)	525,780	25,600	JDA Software Group, Inc.(b,c)	435,456
23,800	Brightpoint, Inc.(b,c)	659,974	39,500	Keane, Inc.(b,c)	434,895
65,107	Brooks Automation, Inc.(b)	815,791	12,800	Keithley Instruments, Inc.	178,944
26,200	CACI International, Inc.(b)	1,503,356	25,800	Komag, Inc.(b,c)	894,228
24,900	Captaris, Inc.(b)	91,881	57,700	Kopin Corporation(b)	308,695
18,900	Carreker Corporation(b)	94,311	27,087	Kronos, Inc.(b,c)	1,133,862
9,200	Catapult Communications		46,100	Kulicke and Soffa
	Corporation(b,c)	136,068		Industries, Inc.(b,c)	407,524
41,800	C-COR, Inc.(b,c)	203,148	19,900	Littelfuse, Inc.(b)	542,275
33,400	Checkpoint Systems, Inc.(b)	823,310	24,500	Manhattan Associates, Inc.(b)	501,760
48,700	CIBER, Inc.(b,c)	321,420	15,700	ManTech International
41,800	Cognex Corporation	1,257,762		Corporation(b,c)	437,402
27,100	Coherent, Inc.(b)	804,328	18,200	MapInfo Corporation(b)	229,502
19,600	Cohu, Inc.(c)	448,252	17,000	MAXIMUS, Inc.(c)	623,730
17,500	Comtech Telecommunications		18,600	Mercury Computer
	Corporation(b,c)	534,450		Systems, Inc.(b,c)	383,718
31,800	CTS Corporation(c)	351,708	33,100	Methode Electronics, Inc.	330,007
31,800	Cymer, Inc.(b,c)	1,129,218	33,600	MICROS Systems, Inc.(b)	1,623,552
13,900	Daktronics, Inc.(c)	411,023	55,200	Microsemi Corporation(b)	1,526,832
18,100	Digi International, Inc.(b)	189,869	25,400	MIVA, Inc.(b)	125,730
30,700	Digital Insight Corporation(b,c)	983,014	19,200	MRO Software, Inc.(b)	269,568
28,300	Ditech Communications		17,400	MTS Systems Corporation	602,736
	Corporation(b)	236,305	38,900	Napster, Inc.(b,c)	136,928

	The accompanying notes to the financial statements are an integral part of this schedule.

Small Cap Index Portfolio
Schedule of Investments as of December 31, 2005(a)

Shares	Common Stock (78.2%)	Value	Shares	Common Stock (78.2%)	Value

Information Technology -- continued			19,500	ViaSat, Inc.(b,c)	$521,235
29,000	NETGEAR, Inc.(b,c)	$558,250	30,700	WebEx Communications, Inc.(b,c)	664,041
21,300	Network Equipment		21,300	Websense, Inc.(b)	1,398,132
	Technologies, Inc.(b,c)	93,720	16,400	X-Rite, Inc.(c)	164,000
25,700	Novatel Wireless, Inc.(b,c)	311,227	10,152	Zilog, Inc.(b,d)	1

17,300	Open Solutions, Inc.(b,c)	396,516		Total Information
17,350	Park Electrochemical Corporation	450,753		Technology	76,081,757

32,100	Paxar Corporation(b)	630,123
18,600	PC TEL, Inc.(b,c)	162,936	Materials (4.5%)
16,200	Pegasus Solutions, Inc.(b,c)	145,314	27,400	A. Schulman, Inc.	589,648
23,200	Pericom Semiconductor		8,700	A.M. Castle & Company(b)	190,008
	Corporation(b)	184,904	26,665	Aleris International, Inc.(b,c)	859,680
22,000	Phoenix Technologies, Ltd.(b,c)	137,720	19,500	AMCOL International Corporation	400,140
14,900	Photon Dynamics, Inc(b,c)	272,372	30,800	AptarGroup, Inc.(c)	1,607,760
36,400	Photronics, Inc.(b,c)	548,184	21,200	Arch Chemicals, Inc.(c)	633,880
12,700	Planar Systems, Inc.(b,c)	106,299	16,500	Brush Engineered Materials, Inc.(b)	262,350
25,900	Power Integrations, Inc.(b,c)	616,679	30,000	Buckeye Technologies, Inc.(b)	241,500
35,600	Progress Software Corporation(b,c)	1,010,328	25,500	Caraustar Industries, Inc.(b,c)	221,595
7,200	Quality Systems, Inc.(c)	552,672	19,400	Carpenter Technology
20,400	Radiant Systems, Inc.(b)	248,064		Corporation(c)	1,367,118
18,000	RadiSys Corporation(b,c)	312,120	20,300	Century Aluminum Company(b,c)	532,063
14,300	Rogers Corporation(b,c)	560,274	20,800	Chaparral Steel Company(b)	629,200
12,700	Rudolph Technologies, Inc.(b,c)	163,576	17,500	Chesapeake Corporation(c)	297,150
13,700	SBS Technologies, Inc.(b)	137,959	19,400	Cleveland-Cliffs, Inc.(c)	1,718,258
10,900	ScanSource, Inc.(b,c)	596,012	51,900	Commercial Metals Company(c)	1,948,326
32,300	Secure Computing Corporation(b,c)	395,998	10,800	Deltic Timber Corporation(c)	560,088
25,500	SERENA Software, Inc.(b,c)	597,720	41,536	Florida Rock Industries, Inc.	2,037,756
137,600	Skyworks Solutions, Inc.(b,c)	700,384	30,000	Georgia Gulf Corporation(c)	912,600
21,600	Sonic Solutions, Inc.(b,c)	326,376	25,600	H.B. Fuller Company	820,992
14,200	SPSS, Inc.(b)	439,206	36,600	Headwaters, Inc.(b,c)	1,297,104
21,600	Standard Microsystems		22,000	MacDermid, Inc.	613,800
	Corporation(b)	619,704	11,400	Material Sciences Corporation(b)	160,740
10,100	StarTek, Inc.(c)	181,800	28,363	Myers Industries, Inc.(c)	413,533
10,200	Supertex, Inc.(b)	451,350	12,900	Neenah Paper, Inc.(c)	361,200
40,050	Symmetricom, Inc.(b,c)	339,224	24,900	OM Group, Inc.(b,c)	467,124
21,100	Synaptics, Inc.(b,c)	521,592	36,600	OMNOVA Solutions, Inc.(b,c)	175,680
60,950	Take-Two Interactive		8,000	Penford Corporation	97,600
	Software, Inc.(b,c)	1,078,815	79,000	PolyOne Corporation(b)	507,970
18,900	TALX Corporation(c)	863,919	14,500	Pope & Talbot, Inc.(c)	120,785
35,000	Technitrol, Inc.	598,500	8,700	Quaker Chemical Corporation(c)	167,301
55,037	THQ, Inc.(b,c)	1,312,632	22,050	Quanex Corporation	1,101,838
11,100	Tollgrade Communications, Inc.(b)	121,323	24,500	Reliance Steel & Aluminum
47,250	Trimble Navigation, Ltd.(b)	1,676,902		Company	1,497,440
21,600	Ultratech, Inc.(b,c)	354,672	27,700	Rock-Tenn Company	378,105
33,100	Varian Semiconductor Equipment		20,100	RTI International Metals, Inc.(b)	762,795
	Associates, Inc.(b,c)	1,454,083	22,300	Ryerson, Inc.(c)	542,336
23,300	Veeco Instruments, Inc.(b,c)	403,789

The accompanying notes to the financial statements are an integral part of this schedule.

Small Cap Index Portfolio
Schedule of Investments as of December 31, 2005(a)

Shares	Common Stock (78.2%)	Value	Shares	Common Stock (78.2%)	Value

Materials -- continued			11,000	Central Vermont Public Service
13,500	Schweitzer-Mauduit			Corporation(c)	$198,110
	International, Inc.(c)	$334,530	11,900	CH Energy Group, Inc.	546,210
10,200	Steel Technologies, Inc.(c)	285,498	44,700	Cleco Corporation(c)	931,995
19,700	Texas Industries, Inc.	981,848	42,400	El Paso Electric Company(b)	892,096
45,100	Wausau-Mosinee Paper		63,700	Energen Corporation	2,313,584
	Corporation	534,435	4,700	Green Mountain Power
15,300	Wellman, Inc.	103,734		Corporation	135,219

	Total Materials	26,735,508	18,800	Laclede Group, Inc.	549,148

			24,200	New Jersey Resources
Telecommunications Services (0.2%)				Corporation(c)	1,013,738
19,400	Commonwealth Telephone		24,500	Northwest Natural Gas Company(c)	837,410
	Enterprises, Inc.(c)	655,138	67,700	Piedmont Natural Gas
40,800	General Communication, Inc.(b)	421,464		Company, Inc.(c)	1,635,632

	Total Telecommunications		25,600	South Jersey Industries, Inc.(c)	745,984
	Services	1,076,602	84,332	Southern Union Company	1,992,765

			34,400	Southwest Gas Corporation	908,160
Utilities (3.4%)			91,100	UGI Corporation	1,876,660
26,933	ALLETE, Inc.(c)	1,185,052	11,600	UIL Holdings Corporation(c)	533,484
14,950	American States Water Company	460,460	30,500	UniSource Energy Corporation(c)	951,600

71,000	Atmos Energy Corporation(c)	1,857,360		Total Utilities	20,514,213

42,600	Avista Corporation(c)	754,446

10,000	Cascade Natural Gas Corporation(c) 195,100			Total Common Stock
				(cost $331,018,355)	466,808,327

The accompanying notes to the financial statements are an integral part of this schedule.

Small Cap Index Portfolio
Schedule of Investments as of December 31, 2005(a)
		Interest	Maturity
Shares	Collateral Held for Securities Loaned (20.7%)	Rate(e)	Date	Value

123,352,381	Thrivent Financial Securities Lending Trust	4.300%	N/A	$123,352,381

	Total Collateral Held for Securities Loaned
	(cost $123,352,381)			123,352,381

		Interest	Maturity
Shares	Short-Term Investments (1.1%)	Rate(e)	Date	Value

6,845,726	Thrivent Money Market Portfolio(f)	3.920%	N/A	$6,845,726

	Total Short-Term Investments (at amortized cost)			6,845,726

	Total Investments (cost $461,216,462)			$597,006,434

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) Security is fair valued as discussed in the notes to the financial statements.

(e) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

(f) At December 31, 2005, $256,500 in cash was pledged as the initial margin deposit for open financial futures contracts. In addition, $6,845,726 of Short-Term Investments were earmarked as collateral to cover open financial futures contracts as follows:

					Notional
	Number of	Expiration			Principal	Unrealized
Type	Contracts	Date	Position	Value	Amount	Loss

Russell 2000 Futures	19	March 2006	Long	$6,443,850	$6,507,095	$63,245

The accompanying notes to the financial statements are an integral part of this schedule.

	Mid Cap Growth Portfolio
	Schedule of Investments as of December 31, 2005(a)
Shares	Common Stock (83.7%)	Value	Shares	Common Stock (83.7%)	Value

Consumer Discretionary (15.4%)			46,700	Pixar, Inc.(b)	$2,462,024
45,100	Abercrombie & Fitch Company	$2,939,618	44,000	Polo Ralph Lauren Corporation	2,470,160
69,050	Advance Auto Parts, Inc.(b)	3,000,913	27,700	Pulte Homes, Inc.	1,090,272
49,000	Amazon.com, Inc.(b,c)	2,310,350	61,600	Retail Ventures, Inc.(b,c)	766,304
17,275	Apollo Group, Inc.(b)	1,044,446	24,400	Royal Caribbean Cruises, Ltd.(c)	1,099,464
58,100	Bed Bath & Beyond, Inc.(b)	2,100,315	72,300	Scientific Games Corporation(b)	1,972,344
21,400	Black & Decker Corporation	1,860,944	30,200	SCP Pool Corporation	1,124,044
28,800	Career Education Corporation(b)	971,136	5,400	Sears Holdings Corporation(b)	623,862
28,500	Centex Corporation	2,037,465	36,900	Sports Authority, Inc.(b,c)	1,148,697
60,600	Charlotte Russe Holding, Inc.(b,c)	1,262,298	68,800	Staples, Inc.	1,562,448
84,950	Cheesecake Factory, Inc.(b,c)	3,176,280	58,800	Starwood Hotels & Resorts
118,200	Chico’s FAS, Inc.(b)	5,192,526		Worldwide, Inc.	3,754,968
51,100	Claire’s Stores, Inc.	1,493,142	52,600	Station Casinos, Inc.	3,566,280
184,200	Coach, Inc.(b)	6,141,228	13,300	Strayer Education, Inc.(c)	1,246,210
30,600	Coldwater Creek, Inc.(b,c)	934,218	82,300	Texas Roadhouse, Inc.(b,c)	1,279,765
27,133	D.R. Horton, Inc.	969,462	41,800	Tractor Supply Company(b,c)	2,212,892
60,500	Darden Restaurants, Inc.	2,352,240	100,920	Univision
80,700	Domino’s Pizza, Inc.	1,952,940		Communications, Inc.(b)	2,966,039
29,800	Education Management		93,800	Urban Outfitters, Inc.(b,c)	2,374,078
	Corporation(b)	998,598	60,400	Volcom, Inc.(b,c)	2,054,204
12,800	Fortune Brands, Inc.	998,656	65,100	Williams-Sonoma, Inc.(b)	2,809,065
46,100	Fred’s, Inc.(c)	750,047	28,100	Wynn Resorts, Ltd.(b,c)	1,541,285
70,300	Gentex Corporation	1,370,850	66,500	XM Satellite Radio
83,400	Getty Images, Inc.(b,c)	7,445,117		Holdings, Inc.(b,c)	1,814,120

9,800	Grupo Televisia SA ADR	788,900		Total Consumer
52,300	GTECH Holdings Corporation	1,660,002		Discretionary	132,569,025

31,600	Guess ?, Inc.(b,c)	1,124,960
24,700	Harman International		Consumer Staples (0.9%)
	Industries, Inc.	2,416,895	48,000	Church & Dwight
27,400	Harrah’s Entertainment, Inc.	1,953,346		Company, Inc.(c)	1,585,440
48,300	Hilton Hotels Corporation	1,164,513	44,500	Constellation Brands, Inc.(b)	1,167,235
62,000	International Game Technology	1,908,360	22,900	Dean Foods Company(b)	862,414
20,000	ITT Educational Services, Inc.(b)	1,182,200	66,200	Gold Kist, Inc.(b,c)	989,690
67,400	Lamar Advertising Company(b)	3,109,836	39,500	Whole Foods Market, Inc.	3,056,905

41,700	Laureate Education, Inc.(b)	2,189,667		Total Consumer Staples	7,661,684

26,500	Lennar Corporation	1,617,030
20,600	Marriott International, Inc.	1,379,582	Energy (8.1%)
24,500	MGM MIRAGE(b)	898,415	46,400	Bill Barrett Corporation(b,c)	1,791,504
61,400	Michaels Stores, Inc.	2,171,718	91,540	BJ Services Company	3,356,772
99,800	Nordstrom, Inc.	3,732,520	51,400	Cal Dive International, Inc.(b,c)	1,844,746
100,800	Office Depot, Inc.(b)	3,165,120	31,100	Cameco Corporation(c)	1,971,429
50,200	O’Reilly Automotive, Inc.(b)	1,606,902	14,000	Carbo Ceramics, Inc.	791,280
42,100	Orient Express Hotels, Ltd.	1,326,992	74,600	Chesapeake Energy Corporation(c) 2,367,058
34,000	P.F. Chang’s China Bistro, Inc.(b,c)	1,687,420	13,800	CONSOL Energy, Inc.	899,484
47,100	Panera Bread Company(b,c)	3,093,528	77,200	Cooper Cameron Corporation(b)	3,196,080
47,700	Penn National Gaming, Inc.(b)	1,571,715	53,200	ENSCO International, Inc.	2,359,420
61,500	PETsMART, Inc.	1,578,090	41,100	EOG Resources, Inc.	3,015,507

The accompanying notes to the financial statements are an integral part of this schedule.

Mid Cap Growth Portfolio
Schedule of Investments as of December 31, 2005(a)

Shares	Common Stock (83.7%)	Value	Shares	Common Stock (83.7%)	Value

Energy -- continued			38,250	Legg Mason, Inc.	$4,578,142
61,400	GlobalSantaFe Corporation	$2,956,410	58,600	MB Financial, Inc.(c)	2,074,440
48,500	Grant Prideco, Inc.(b)	2,139,820	20,200	Moody’s Corporation	1,240,684
32,300	Nabors Industries, Ltd.(b)	2,446,725	34,500	North Fork Bancorporation, Inc.	943,920
71,900	National Oilwell Varco, Inc.(b)	4,508,130	31,800	Nuveen Investments(c)	1,355,316
71,900	Newfield Exploration Company(b)	3,600,033	63,000	T. Rowe Price Group, Inc.	4,537,890
34,800	Noble Corporation	2,454,792	52,000	TCF Financial Corporation	1,411,280
21,600	Noble Energy, Inc.	870,480	43,900	Willis Group Holdings, Ltd.(c)	1,621,666
29,600	NS Group, Inc.(b,c)	1,237,576	38,100	Zions Bancorporation	2,878,836

71,700	Patterson-UTI Energy, Inc.	2,362,515		Total Financials	55,967,031

40,200	Peabody Energy Corporation	3,313,284
56,200	Petrohawk Energy Corporation(b,c)	742,964	Health Care (17.0%)
91,960	Smith International, Inc.	3,412,636	21,700	Aetna, Inc.	2,046,527
73,400	Southwestern Energy Company(b)	2,637,996	14,200	Allergan, Inc.	1,533,032
12,900	Sunoco, Inc.	1,011,102	28,900	Amedisys, Inc.(b,c)	1,220,736
38,400	Teekay LNG Partners, LP(b,c)	1,137,408	66,500	Amylin Pharmaceuticals, Inc.(b,c)	2,654,680
76,800	Ultra Petroleum Corporation(b,c)	4,285,440	32,400	ArthroCare Corporation(b,c)	1,365,336
30,400	Valero Energy Corporation	1,568,640	49,925	Barr Pharmaceuticals, Inc.(b)	3,109,828
25,480	Weatherford International, Ltd.(b)	922,376	11,200	Bausch & Lomb, Inc.	760,480
51,800	Williams Companies, Inc.	1,200,206	30,200	Biogen Idec, Inc.(b)	1,368,966
111,788	XTO Energy, Inc.	4,911,965	36,867	Biomet, Inc.	1,348,226

	Total Energy	69,313,778	57,400	Biovail Corporation	1,362,102

			51,000	C.R. Bard, Inc.	3,361,920
Financials (6.5%)			168,300	Caliper Life Sciences, Inc.(b,c)	989,604
53,650	Affiliated Managers Group, Inc.(b,c)	4,305,412	65,190	Caremark Rx, Inc.(b)	3,376,190
24,000	Alliance Capital Management		36,600	Celgene Corporation(b)	2,371,680
	Holding, LP(b,c)	1,355,760	33,000	Cephalon, Inc.(b,c)	2,136,420
84,100	Ameritrade Holding Corporation(b)	2,018,400	19,500	Cerner Corporation(b,c)	1,772,745
113,950	Apollo Investment Corporation	2,043,124	23,400	Charles River Laboratories
17,300	Archipelago Holdings, Inc.(b,c)	861,021		International, Inc.(b)	991,458
38,400	Assured Guaranty, Ltd.	974,976	35,300	Chemed Corporation	1,753,704
39,400	Astoria Financial Corporation	1,158,360	82,600	Community Health
14,000	Bear Stearns Companies, Inc.	1,617,420		Systems, Inc.(b)	3,166,884
32,500	Calamos Asset Management, Inc.	1,022,125	37,600	Covance, Inc.(b)	1,825,480
38,500	CB Richard Ellis Group, Inc.(b)	2,265,725	94,350	Coventry Health Care, Inc.(b)	5,374,176
102,800	Charles Schwab Corporation	1,508,076	152,900	Cytyc Corporation(b)	4,316,367
12,200	Chicago Mercantile Exchange	4,483,378	74,800	Dade Behring Holdings, Inc.	3,058,572
28,600	CIT Group, Inc.	1,480,908	82,850	DaVita, Inc.(b)	4,195,524
12,700	City National Corporation	919,988	21,600	Dentsply International, Inc.	1,159,704
30,000	Commerce Bancorp, Inc.(c)	1,032,300	49,500	Digene Corporation(b,c)	1,443,915
87,100	E*TRADE Financial Corporation(b)	1,816,906	29,600	DJ Orthopedics, Inc.(b,c)	816,368
48,900	East West Bancorp, Inc.	1,784,361	48,500	Emageon, Inc.(b,c)	771,150
24,900	Eaton Vance Corporation	681,264	47,600	Endo Pharmaceutical
16,300	Everest Re Group, Ltd.	1,635,705		Holdings, Inc.(b)	1,440,376
26,000	Global Signal, Inc.	1,122,160	36,300	Express Scripts, Inc.(b)	3,041,940
33,600	Investors Financial Services		63,000	Fisher Scientific
	Corporation(c)	1,237,488		International, Inc.(b)	3,897,180

The accompanying notes to the financial statements are an integral part of this schedule.

Mid Cap Growth Portfolio
Schedule of Investments as of December 31, 2005(a)

Shares	Common Stock (83.7%)	Value	Shares	Common Stock (83.7%)	Value

Health Care -- continued			41,400	VCA Antech, Inc.(b)	$1,167,480
24,900	Forest Laboratories, Inc.(b)	$1,012,932	62,400	Ventana Medical Systems, Inc.(b,c)	2,642,640
42,700	Gen-Probe, Inc.(b)	2,083,333	33,100	Waters Corporation(b)	1,251,180
25,700	Genzyme Corporation(b)	1,819,046	9,904	WellPoint, Inc.(b)	790,240

71,700	Gilead Sciences, Inc.(b)	3,773,571		Total Health Care	146,558,245

45,675	Health Management
	Associates, Inc.	1,003,023	Industrials (11.6%)
52,400	Health Net, Inc.(b)	2,701,220	154,800	AirTran Holdings, Inc.(b,c)	2,481,444
28,800	Henry Schein, Inc.(b)	1,256,832	15,050	Alliant Techsystems, Inc.(b,c)	1,146,358
33,800	Hospira, Inc.(b)	1,445,964	26,500	American Standard
31,400	Humana, Inc.(b)	1,705,962		Companies, Inc.	1,058,675
45,800	ICOS Corporation(b,c)	1,265,454	23,400	AMETEK, Inc.	995,436
13,300	INAMED Corporation(b)	1,166,144	100,500	ARAMARK Corporation	2,791,890
17,400	Intuitive Surgical, Inc.(b)	2,040,498	67,000	Beacon Roofing Supply, Inc.(b)	1,924,910
29,800	Invitrogen Corporation(b)	1,985,872	19,500	Burlington Northern
34,300	Kinetic Concepts, Inc.(b)	1,363,768		Santa Fe Corporation	1,380,990
18,600	Kyphon, Inc.(b,c)	759,438	94,400	C.H. Robinson Worldwide, Inc.	3,495,632
68,300	Laboratory Corporation of		47,500	ChoicePoint, Inc.(b)	2,114,225
	America Holdings(b,c)	3,677,955	20,400	Cintas Corporation	840,072
22,800	Lincare Holdings, Inc.(b)	955,548	27,600	CNF, Inc.	1,542,564
26,400	Manor Care, Inc.	1,049,928	78,100	Corporate Executive
25,400	Medco Health Solutions, Inc.(b)	1,417,320		Board Company	7,005,570
47,800	Medicis Pharmaceutical		17,300	Cummins, Inc.	1,552,329
	Corporation(c)	1,531,990	19,200	Danaher Corporation	1,070,976
42,700	MedImmune, Inc.(b)	1,495,354	45,500	DRS Technologies, Inc.	2,339,610
42,400	Neurocrine Biosciences, Inc.(b,c)	2,659,752	28,400	Energy Conversion Devices, Inc.(b)	1,157,300
61,300	Omnicare, Inc.	3,507,586	60,160	Expeditors International of
15,700	Pediatrix Medical Group, Inc.(b)	1,390,549		Washington, Inc.	4,061,402
91,500	PerkinElmer, Inc.	2,155,740	52,900	Fastenal Company(c)	2,073,151
14,900	Pharmaceutical Product		46,400	Forward Air Corporation(c)	1,700,560
	Development, Inc.	923,055	37,600	Gardner Denver, Inc.(b)	1,853,680
105,500	Protein Design Labs, Inc.(b)	2,998,310	12,000	Goodrich Corporation	493,200
30,700	Psychiatric Solutions, Inc.(b,c)	1,803,318	26,000	Graco, Inc.	948,480
31,800	Quest Diagnostics, Inc.	1,637,064	26,500	IDEX Corporation	1,089,415
31,300	Radiation Therapy Services, Inc.(b,c)	1,105,203	22,000	ITT Industries, Inc.	2,262,040
53,600	ResMed, Inc.(b,c)	2,053,416	51,200	Jacobs Engineering Group, Inc.(b)	3,474,944
58,300	Respironics, Inc.(b)	2,161,181	145,400	JB Hunt Transport Services, Inc.	3,291,856
22,100	Sepracor, Inc.(b,c)	1,140,360	60,750	Joy Global, Inc.	2,430,000
29,500	Shire Pharmaceuticals Group plc(c)	1,144,305	28,600	L-3 Communications
12,300	Sierra Health Services, Inc.(b)	983,508		Holdings, Inc.	2,126,410
60,700	St. Jude Medical, Inc.(b)	3,047,140	50,800	Labor Ready, Inc.(b,c)	1,057,656
36,500	Teva Pharmaceutical		16,800	Manpower, Inc.	781,200
	Industries, Ltd.(c)	1,569,865	51,400	Mobile Mini, Inc.(b,c)	2,436,360
67,200	Thermo Electron Corporation(b)	2,024,736	105,600	Monster Worldwide, Inc.(b)	4,310,592
20,680	UnitedHealth Group, Inc.	1,285,055	37,800	MSC Industrial Direct
71,000	Varian Medical Systems, Inc.(b)	3,574,140		Company, Inc.	1,520,316

The accompanying notes to the financial statements are an integral part of this schedule.

Mid Cap Growth Portfolio
Schedule of Investments as of December 31, 2005(a)

Shares	Common Stock (83.7%)	Value	Shares	Common Stock (83.7%)	Value

Industrials -- continued			40,100	Cognex Corporation	$1,206,609
46,100	Oshkosh Truck Corporation	$2,055,599	89,750	Cognizant Technology
20,500	Pentair, Inc.	707,660		Solutions Corporation(b)	4,518,912
99,600	Precision Castparts Corporation	5,160,276	44,900	Cognos, Inc.(b)	1,558,479
27,300	Republic Services, Inc.	1,025,115	228,900	Comverse Technology, Inc.(b)	6,086,451
31,000	Resources Global Professionals(b,c)	807,860	42,300	Corning, Inc.(b)	831,618
52,300	Robert Half International, Inc.	1,981,647	36,800	Digital Insight Corporation(b)	1,178,336
35,700	Rockwell Automation, Inc.	2,112,012	96,600	Digitas, Inc.(b)	1,209,432
46,000	Rockwell Collins, Inc.	2,137,620	42,800	DST Systems, Inc.(b)	2,564,148
66,900	Roper Industries, Inc.	2,643,219	15,300	Electronic Arts, Inc.(b)	800,343
57,600	Stericycle, Inc.(b)	3,391,488	44,400	F5 Networks, Inc.(b)	2,539,236
39,200	Terex Corporation(b)	2,328,480	24,500	FactSet Research Systems, Inc.	1,008,420
48,000	Thomas & Betts Corporation(b)	2,014,080	24,400	Fair Isaac Corporation	1,077,748
1	Timco Aviation Services, Inc.(b)	1	44,400	FileNet Corporation(b,c)	1,147,740
46,400	URS Corporation(b)	1,745,104	46,065	Fiserv, Inc.(b)	1,993,233
24,500	UTI Worldwide, Inc.(c)	2,274,580	35,900	FLIR Systems, Inc.(b)	801,647
14,700	W.W. Grainger, Inc.	1,045,170	111,400	Foundry Networks, Inc.(b)	1,538,434

	Total Industrials	100,239,154	37,700	Global Payments, Inc.	1,757,197

			4,200	Google, Inc.(b)	1,742,412
Information Technology (20.4%)			49,700	Harris Corporation	2,137,597
140,766	Activision, Inc.(b)	1,934,125	24,050	Hittite Microwave Corporation(b,c)	556,517
167,464	Adobe Systems, Inc.	6,189,469	61,950	Hyperion Solutions Corporation(b)	2,219,049
51,400	ADTRAN, Inc.	1,528,636	167,300	Informatica Corporation(b)	2,007,600
44,700	Advanced Micro Devices, Inc.(b)	1,367,820	105,500	Intersil Corporation	2,624,840
83,300	Aeroflex, Inc.(b)	895,475	50,350	Iron Mountain, Inc.(b)	2,125,777
135,300	Akamai Technologies, Inc.(b,c)	2,696,529	75,900	Jabil Circuit, Inc.(b)	2,815,131
84,900	Alliance Data Systems		99,746	Juniper Networks, Inc.(b)	2,224,336
	Corporation(b)	3,022,440	47,240	KLA-Tencor Corporation	2,330,349
57,600	Altera Corporation(b)	1,067,328	85,100	Lam Research Corporation(b)	3,036,368
89,800	Amdocs, Ltd.(b)	2,469,500	148,400	Lawson Software, Inc.(b,c)	1,090,740
60,800	Amphenol Corporation	2,691,008	60,600	Linear Technology Corporation	2,185,842
39,500	Analog Devices, Inc.	1,416,865	174,000	LSI Logic Corporation(b)	1,392,000
37,100	ANSYS, Inc.(b)	1,583,799	60,200	Marchex, Inc.(b,c)	1,353,898
39,500	Apple Computer, Inc.(b)	2,839,655	126,300	Marvell Technology Group, Ltd.(b)	7,084,167
139,700	ASML Holding NV ADR(b,c)	2,805,176	28,400	McAfee, Inc.(b)	770,492
55,300	ATI Technologies, Inc.(b,c)	939,547	43,400	MEMC Electronic Materials, Inc.(b)	962,178
71,800	Autodesk, Inc.	3,083,810	41,200	Mercury Interactive
29,100	Avid Technology, Inc.(b)	1,593,516		Corporation(b,c)	1,144,948
152,300	Broadcom Corporation(b)	7,180,945	19,400	Mettler-Toledo
28,300	Business Objects SA ADR(b,c)	1,143,603		International, Inc.(b)	1,070,880
23,100	CDW Corporation	1,329,867	105,690	Microchip Technology, Inc.	3,397,934
43,200	Check Point Software		61,200	MICROS Systems, Inc.(b)	2,957,184
	Technologies, Ltd.(b)	868,320	66,600	Microsemi Corporation(b)	1,842,156
44,700	CheckFree Corporation(b)	2,051,730	77,400	National Semiconductor
129,900	Citrix Systems, Inc.(b)	3,738,522		Corporation	2,010,852
82,700	CNET Networks, Inc.(b,c)	1,214,863	68,300	NAVTEQ Corporation(b)	2,996,321
79,400	Cogent, Inc.(b,c)	1,800,792	31,600	NCR Corporation(b)	1,072,504

The accompanying notes to the financial statements are an integral part of this schedule.

Mid Cap Growth Portfolio
Schedule of Investments as of December 31, 2005(a)

Shares	Common Stock (83.7%)	Value	Shares	Common Stock (83.7%)	Value

Information Technology -- continued			Materials (1.9%)
83,300	Network Appliance, Inc.(b)	$2,249,100	103,200	Crown Holdings, Inc.(b)	$2,015,496
47,570	Novellus Systems, Inc.(b)	1,147,388	23,300	FMC Corporation(b)	1,238,861
43,300	NVIDIA Corporation(b)	1,583,048	52,200	Freeport-McMoRan
39,200	Paychex, Inc.	1,494,304		Copper & Gold, Inc.(c)	2,808,360
38,200	Red Hat, Inc.(b)	1,040,568	45,500	Glamis Gold, Ltd.(b,c)	1,250,340
86,400	Redback Networks, Inc.(b,c)	1,214,784	111,400	Goldcorp, Inc.	2,481,992
87,700	Salesforce.com, Inc.(b,c)	2,810,785	17,300	IPSCO, Inc.	1,435,554
21,200	SanDisk Corporation(b)	1,331,784	34,100	Martin Marietta Materials, Inc.	2,616,152
36,800	Satyam Computer Services,		17,300	Minerals Technologies, Inc.	966,897
	Ltd. ADR	1,346,512	23,100	Praxair, Inc.	1,223,376

65,300	Sybase, Inc.(b)	1,427,458		Total Materials	16,037,028

112,185	Symantec Corporation(b)	1,963,238
224,200	Tellabs, Inc.(b)	2,443,780	Telecommunications Services (1.9%)
33,300	Tessera Technologies, Inc.(b)	860,805	179,442	American Tower Corporation(b)	4,862,878
104,600	TIBCO Software, Inc.(b)	781,362	81,000	Crown Castle International
59,200	Trident Microsystems, Inc.(b,c)	1,065,600		Corporation(b)	2,179,710
40,500	Varian Semiconductor		68,700	Nextel Partners, Inc.(b)	1,919,478
	Equipment Associates, Inc.(b,c)	1,779,165	142,600	NII Holdings, Inc.(b)	6,228,769
93,600	VeriSign, Inc.(b)	2,051,712	67,400	SBA Communications
37,000	Websense, Inc.(b)	2,428,680		Corporation(b,c)	1,206,460

45,800	Xilinx, Inc.	1,154,618		Total Telecommunications
23,125	Zebra Technologies Corporation(b)	990,906		Services	16,397,295

	Total Information

	Technology	175,588,992		Total Common Stock

				(cost $582,654,507)	720,332,232

The accompanying notes to the financial statements are an integral part of this schedule.

Mid Cap Growth Portfolio
Schedule of Investments as of December 31, 2005(a)

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (12.7%)	Rate(d)	Date	Value

109,171,954 Thrivent Financial Securities Lending Trust		4.300%	N/A	$109,171,954

	Total Collateral Held for Securities Loaned
	(cost $109,171,954)			109,171,954

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (3.6%)	Rate(d)	Date	Value

$12,865,000	Morgan Stanley	4.200%	1/3/2006	$12,861,999
7,201,000	Preferred Receivables Funding Corporation	4.260	1/12/2006	7,191,627
10,961,751	Thrivent Money Market Portfolio	3.920	N/A	10,961,751

	Total Short-Term Investments (at amortized cost)			31,015,377

	Total Investments (cost $722,841,838)			$860,519,563

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

(e) Miscellaneous footnotes: ADR -- American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

The accompanying notes to the financial statements are an integral part of this schedule.

	Mid Cap Growth Portfolio II
	Schedule of Investments as of December 31, 2005(a)
Shares	Common Stock (82.5%)	Value	Shares	Common Stock (82.5%)	Value

Consumer Discretionary (15.2%)			3,130	PETsMART, Inc.	$80,316
2,300	Abercrombie & Fitch Company	$149,914	2,400	Pixar, Inc.(b)	126,528
3,550	Advance Auto Parts, Inc.(b)	154,283	2,300	Polo Ralph Lauren Corporation	129,122
2,500	Amazon.com, Inc.(b)	117,875	1,400	Pulte Homes, Inc.	55,104
869	Apollo Group, Inc.(b)	52,540	3,200	Retail Ventures, Inc.(b,c)	39,808
3,000	Bed Bath & Beyond, Inc.(b)	108,450	1,240	Royal Caribbean Cruises, Ltd.(c)	55,874
1,100	Black & Decker Corporation	95,656	3,700	Scientific Games Corporation(b)	100,936
1,520	Career Education Corporation(b)	51,254	1,500	SCP Pool Corporation(c)	55,830
1,500	Centex Corporation	107,235	300	Sears Holdings Corporation(b)	34,659
3,100	Charlotte Russe Holding, Inc.(b,c)	64,573	1,900	Sports Authority, Inc.(b,c)	59,147
4,375	Cheesecake Factory, Inc.(b)	163,581	3,550	Staples, Inc.	80,620
6,100	Chico’s FAS, Inc.(b)	267,973	3,000	Starwood Hotels & Resorts
2,600	Claire’s Stores, Inc.	75,972		Worldwide, Inc.	191,580
9,440	Coach, Inc.(b)	314,730	2,700	Station Casinos, Inc.	183,060
1,600	Coldwater Creek, Inc.(b,c)	48,848	700	Strayer Education, Inc.	65,590
1,333	D.R. Horton, Inc.	47,628	4,200	Texas Roadhouse, Inc.(b,c)	65,310
3,100	Darden Restaurants, Inc.	120,528	2,100	Tractor Supply Company(b,c)	111,174
4,100	Domino’s Pizza, Inc.(c)	99,220	5,200	Univision Communications, Inc.(b)	152,828
1,500	Education Management		4,800	Urban Outfitters, Inc.(b,c)	121,488
	Corporation(b)	50,265	3,050	Volcom, Inc.(b,c)	103,730
1	Expedia, Inc.(b)	21	3,300	Williams-Sonoma, Inc.(b)	142,395
700	Fortune Brands, Inc.	54,614	1,400	Wynn Resorts, Ltd.(b,c)	76,790
2,400	Fred’s, Inc.	39,048	3,400	XM Satellite Radio Holdings, Inc.(b,c)	92,752

3,600	Gentex Corporation(c)	70,200		Total Consumer
4,290	Getty Images, Inc.(b,c)	382,967		Discretionary	6,812,886

500	Grupo Televisia SA ADR	40,250
2,700	GTECH Holdings Corporation	85,698	Consumer Staples (0.9%)
1,600	Guess ?, Inc.(b,c)	56,960	2,500	Church & Dwight Company, Inc.(c)	82,575
1,300	Harman International		2,300	Constellation Brands, Inc.(b)	60,329
	Industries, Inc.	127,205	1,200	Dean Foods Company(b)	45,192
1,400	Harrah’s Entertainment, Inc.	99,806	3,400	Gold Kist, Inc.(b,c)	50,830
2,500	Hilton Hotels Corporation	60,275	2,000	Whole Foods Market, Inc.	154,780

1	IAC InterActiveCorp(b)	24		Total Consumer Staples	393,706

3,190	International Game Technology(c)	98,188
1,000	ITT Educational Services, Inc.(b)	59,110	Energy (8.0%)
3,500	Lamar Advertising Company(b)	161,490	2,400	Bill Barrett Corporation(b,c)	92,664
2,100	Laureate Education, Inc.(b,c)	110,271	4,660	BJ Services Company	170,882
1,400	Lennar Corporation	85,428	2,600	Cal Dive International, Inc.(b)	93,314
1,100	Marriott International, Inc.	73,667	1,600	Cameco Corporation(c)	101,424
1,300	MGM MIRAGE(b)	47,671	700	Carbo Ceramics, Inc.(c)	39,564
3,200	Michaels Stores, Inc.	113,184	3,800	Chesapeake Energy Corporation(c)	120,574
5,100	Nordstrom, Inc.	190,740	700	CONSOL Energy, Inc.	45,626
5,200	Office Depot, Inc.(b)	163,280	4,000	Cooper Cameron Corporation(b)	165,600
2,600	O’Reilly Automotive, Inc.(b)	83,226	2,700	ENSCO International, Inc.	119,745
2,200	Orient Express Hotels, Ltd.	69,344	2,100	EOG Resources, Inc.	154,077
1,780	P.F. Chang’s China Bistro, Inc.(b,c)	88,341	3,100	GlobalSantaFe Corporation	149,265
2,400	Panera Bread Company(b,c)	157,632	2,500	Grant Prideco, Inc.(b)	110,300
2,400	Penn National Gaming, Inc.(b)	79,080

The accompanying notes to the financial statements are an integral part of this schedule.

Mid Cap Growth Portfolio II
Schedule of Investments as of December 31, 2005(a)

Shares	Common Stock (82.5%)	Value	Shares	Common Stock (82.5%)	Value

Energy -- continued			1,000	Moody’s Corporation	$61,420
1,600	Nabors Industries, Ltd.(b)	$121,200	1,700	North Fork Bancorporation, Inc.	46,512
3,700	National Oilwell Varco, Inc.(b)	231,990	1,600	Nuveen Investments(c)	68,192
3,700	Newfield Exploration Company(b)	185,259	3,200	T. Rowe Price Group, Inc.	230,496
1,800	Noble Corporation	126,972	2,700	TCF Financial Corporation	73,278
1,200	Noble Energy, Inc.	48,360	2,300	Willis Group Holdings, Ltd.(c)	84,962
1,500	NS Group, Inc.(b,c)	62,715	1,900	Zions Bancorporation	143,564

3,700	Patterson-UTI Energy, Inc.	121,915		Total Financials	2,855,873

2,100	Peabody Energy Corporation	173,082
2,900	Petrohawk Energy Corporation(b,c)	38,338	Health Care (16.7%)
4,680	Smith International, Inc.	173,675	1,100	Aetna, Inc.	103,741
3,800	Southwestern Energy Company(b)	136,572	710	Allergan, Inc.	76,652
700	Sunoco, Inc.	54,866	1,500	Amedisys, Inc.(b,c)	63,360
2,000	Teekay LNG Partners, LP(b,c)	59,240	3,400	Amylin Pharmaceuticals, Inc.(b,c)	135,728
3,900	Ultra Petroleum Corporation(b)	217,620	1,700	ArthroCare Corporation(b,c)	71,638
1,600	Valero Energy Corporation	82,560	2,550	Barr Pharmaceuticals, Inc.(b)	158,840
1,300	Weatherford International, Ltd.(b)	47,060	600	Bausch & Lomb, Inc.	40,740
2,700	Williams Companies, Inc.	62,559	1,500	Biogen Idec, Inc.(b)	67,995
5,733	XTO Energy, Inc.	251,908	1,900	Biomet, Inc.	69,483

	Total Energy	3,558,926	2,900	Biovail Corporation	68,817

			2,580	C.R. Bard, Inc.	170,074
Financials (6.4%)			5,500	Caliper Life Sciences, Inc.(b,c)	32,340
2,790	Affiliated Managers Group, Inc.(b,c)	223,898	3,335	Caremark Rx, Inc.(b)	172,720
1,200	Alliance Capital Management		1,900	Celgene Corporation(b)	123,120
	Holding, LP(b,c)	67,788	1,700	Cephalon, Inc.(b,c)	110,058
4,310	Ameritrade Holding Corporation(b)	103,440	1,000	Cerner Corporation(b,c)	90,910
5,800	Apollo Investment Corporation(c)	103,994	1,200	Charles River Laboratories
900	Archipelago Holdings, Inc.(b,c)	44,793		International, Inc.(b,c)	50,844
2,000	Assured Guaranty, Ltd.	50,780	1,800	Chemed Corporation(c)	89,424
2,000	Astoria Financial Corporation	58,800	4,200	Community Health Systems, Inc.(b)	161,028
700	Bear Stearns Companies, Inc.	80,871	1,900	Covance, Inc.(b)	92,245
1,700	Calamos Asset Management, Inc.	53,465	4,850	Coventry Health Care, Inc.(b)	276,256
2,000	CB Richard Ellis Group, Inc.(b)	117,700	7,840	Cytyc Corporation(b)	221,323
5,300	Charles Schwab Corporation	77,751	3,800	Dade Behring Holdings, Inc.	155,382
600	Chicago Mercantile Exchange	220,494	4,250	DaVita, Inc.(b)	215,220
1,500	CIT Group, Inc.	77,670	1,100	Dentsply International, Inc.	59,059
700	City National Corporation	50,708	2,600	Digene Corporation(b)	75,842
1,500	Commerce Bancorp, Inc.(c)	51,615	1,500	DJ Orthopedics, Inc.(b,c)	41,370
4,500	E*TRADE Financial Corporation(b)	93,870	2,500	Emageon, Inc.(b,c)	39,750
2,500	East West Bancorp, Inc.	91,225	2,400	Endo Pharmaceutical
1,300	Eaton Vance Corporation	35,568		Holdings, Inc.(b)	72,624
800	Everest Re Group, Ltd.	80,280	1,900	Express Scripts, Inc.(b)	159,220
1,300	Global Signal, Inc.	56,108	3,180	Fisher Scientific International, Inc.(b)	196,715
1,770	Investors Financial Services		1,300	Forest Laboratories, Inc.(b)	52,884
	Corporation(c)	65,189	2,200	Gen-Probe, Inc.(b)	107,338
1,995	Legg Mason, Inc.	238,782	1,340	Genzyme Corporation(b)	94,845
2,900	MB Financial, Inc.(c)	102,660	3,660	Gilead Sciences, Inc.(b)	192,626

The accompanying notes to the financial statements are an integral part of this schedule.

Mid Cap Growth Portfolio II
Schedule of Investments as of December 31, 2005(a)

Shares	Common Stock (82.5%)	Value	Shares	Common Stock (82.5%)	Value

Health Care -- continued			Industrials (11.5%)
2,400	Health Management Associates, Inc.	$52,704	7,900	AirTran Holdings, Inc.(b,c)	$126,637
2,700	Health Net, Inc.(b)	139,185	800	Alliant Techsystems, Inc.(b)	60,936
1,500	Henry Schein, Inc.(b)	65,460	1,330	American Standard Companies, Inc.	53,134
1,700	Hospira, Inc.(b)	72,726	1,200	AMETEK, Inc.	51,048
1,600	Humana, Inc.(b)	86,928	5,200	ARAMARK Corporation	144,456
2,400	ICOS Corporation(b,c)	66,312	3,400	Beacon Roofing Supply, Inc.(b)	97,682
700	INAMED Corporation(b)	61,376	1,000	Burlington Northern
900	Intuitive Surgical, Inc.(b)	105,543		Santa Fe Corporation	70,820
1,510	Invitrogen Corporation(b)	100,626	4,800	C.H. Robinson Worldwide, Inc.	177,744
1,800	Kinetic Concepts, Inc.(b)	71,568	2,400	ChoicePoint, Inc.(b)	106,824
1,000	Kyphon, Inc.(b,c)	40,830	1,000	Cintas Corporation	41,180
3,500	Laboratory Corporation of		1,400	CNF, Inc.	78,246
	America Holdings(b)	188,475	4,050	Corporate Executive Board
1,200	Lincare Holdings, Inc.(b)	50,292		Company	363,285
1,400	Manor Care, Inc.	55,678	900	Cummins, Inc.	80,757
1,300	Medco Health Solutions, Inc.(b)	72,540	1,000	Danaher Corporation	55,780
2,430	Medicis Pharmaceutical		2,300	DRS Technologies, Inc.	118,266
	Corporation(c)	77,882	1,500	Energy Conversion Devices, Inc.(b)	61,125
2,150	MedImmune, Inc.(b)	75,293	3,150	Expeditors International of
2,140	Neurocrine Biosciences, Inc.(b,c)	134,242		Washington, Inc.	212,656
3,100	Omnicare, Inc.	177,382	2,700	Fastenal Company	105,813
800	Pediatrix Medical Group, Inc.(b)	70,856	2,400	Forward Air Corporation	87,960
4,700	PerkinElmer, Inc.	110,732	1,900	Gardner Denver, Inc.(b)	93,670
800	Pharmaceutical Product		600	Goodrich Corporation	24,660
	Development, Inc.	49,560	1,300	Graco, Inc.	47,424
5,400	Protein Design Labs, Inc.(b,c)	153,468	1,400	IDEX Corporation	57,554
1,600	Psychiatric Solutions, Inc.(b,c)	93,984	1,100	ITT Industries, Inc.	113,102
1,600	Quest Diagnostics, Inc.	82,368	2,600	Jacobs Engineering Group, Inc.(b)	176,462
1,600	Radiation Therapy Services, Inc.(b)	56,496	7,500	JB Hunt Transport Services, Inc.	169,800
2,800	ResMed, Inc.(b,c)	107,268	3,150	Joy Global, Inc.	126,000
3,000	Respironics, Inc.(b)	111,210	1,500	L-3 Communications Holdings, Inc.	111,525
1,100	Sepracor, Inc.(b,c)	56,760	2,600	Labor Ready, Inc.(b)	54,132
1,500	Shire Pharmaceuticals Group plc(c)	58,185	820	Manpower, Inc.	38,130
600	Sierra Health Services, Inc.(b)	47,976	2,600	Mobile Mini, Inc.(b,c)	123,240
3,100	St. Jude Medical, Inc.(b)	155,620	5,460	Monster Worldwide, Inc.(b)	222,877
1,900	Teva Pharmaceutical		1,900	MSC Industrial Direct
	Industries, Ltd.(c)	81,719		Company, Inc.	76,418
3,490	Thermo Electron Corporation(b)	105,154	2,400	Oshkosh Truck Corporation	107,016
1,100	UnitedHealth Group, Inc.	68,354	1,100	Pentair, Inc.	37,972
3,600	Varian Medical Systems, Inc.(b)	181,224	5,100	Precision Castparts Corporation	264,231
2,100	VCA Antech, Inc.(b)	59,220	1,400	Republic Services, Inc.	52,570
3,200	Ventana Medical Systems, Inc.(b,c)	135,520	1,600	Resources Global Professionals(b,c)	41,696
1,710	Waters Corporation(b)	64,638	2,720	Robert Half International, Inc.	103,061
500	WellPoint, Inc.(b)	39,895	1,850	Rockwell Automation, Inc.	109,446

	Total Health Care	7,495,460	2,400	Rockwell Collins, Inc.	111,528

The accompanying notes to the financial statements are an integral part of this schedule.

Mid Cap Growth Portfolio II
Schedule of Investments as of December 31, 2005(a)

Shares	Common Stock (82.5%)	Value	Shares	Common Stock (82.5%)	Value

Industrials -- continued			800	Electronic Arts, Inc.(b)	$41,848
3,400	Roper Industries, Inc.	$134,334	2,300	F5 Networks, Inc.(b)	131,537
3,000	Stericycle, Inc.(b)	176,640	1,300	FactSet Research Systems, Inc.(c)	53,508
2,000	Terex Corporation(b)	118,800	1,300	Fair Isaac Corporation	57,421
2,500	Thomas & Betts Corporation(b)	104,900	2,300	FileNet Corporation(b,c)	59,455
2,400	URS Corporation(b)	90,264	2,400	Fiserv, Inc.(b)	103,848
1,300	UTI Worldwide, Inc.(c)	120,692	1,800	FLIR Systems, Inc.(b)	40,194
800	W.W. Grainger, Inc.	56,880	5,700	Foundry Networks, Inc.(b)	78,717

	Total Industrials	5,159,373	1,900	Global Payments, Inc.	88,559

			200	Google, Inc.(b)	82,972
Information Technology (20.1%)			2,600	Harris Corporation	111,826
7,166	Activision, Inc.(b)	98,461	1,250	Hittite Microwave Corporation(b)	28,925
8,646	Adobe Systems, Inc.	319,556	3,150	Hyperion Solutions Corporation(b)	112,833
2,600	ADTRAN, Inc.	77,324	8,500	Informatica Corporation(b)	102,000
2,300	Advanced Micro Devices, Inc.(b)	70,380	5,400	Intersil Corporation	134,352
4,300	Aeroflex, Inc.(b)	46,225	2,550	Iron Mountain, Inc.(b)	107,661
6,900	Akamai Technologies, Inc.(b,c)	137,517	3,900	Jabil Circuit, Inc.(b)	144,651
4,320	Alliance Data Systems Corporation(b)	153,792	5,125	Juniper Networks, Inc.(b)	114,288
2,900	Altera Corporation(b)	53,737	2,400	KLA-Tencor Corporation	118,392
4,600	Amdocs, Ltd.(b)	126,500	4,400	Lam Research Corporation(b)	156,992
3,080	Amphenol Corporation	136,321	7,600	Lawson Software, Inc.(b,c)	55,860
2,000	Analog Devices, Inc.	71,740	3,100	Linear Technology Corporation	111,817
1,900	ANSYS, Inc.(b)	81,111	8,900	LSI Logic Corporation(b)	71,200
2,000	Apple Computer, Inc.(b)	143,780	3,100	Marchex, Inc.(b,c)	69,719
7,200	ASML Holding NV ADR(b,c)	144,576	6,520	Marvell Technology Group, Ltd.(b)	365,707
2,800	ATI Technologies, Inc.(b,c)	47,572	1,460	McAfee, Inc.(b)	39,610
3,700	Autodesk, Inc.	158,915	2,200	MEMC Electronic Materials, Inc.(b)	48,774
1,500	Avid Technology, Inc.(b)	82,140	2,100	Mercury Interactive Corporation(b,c)	58,359
7,800	Broadcom Corporation(b)	367,770	1,000	Mettler-Toledo International, Inc.(b)	55,200
1,400	Business Objects SA ADR(b,c)	56,574	5,400	Microchip Technology, Inc.	173,610
1,200	CDW Corporation	69,084	3,100	MICROS Systems, Inc.(b)	149,792
2,200	Check Point Software		3,400	Microsemi Corporation(b)	94,044
	Technologies, Ltd.(b)	44,220	4,000	National Semiconductor
2,300	CheckFree Corporation(b)	105,570		Corporation	103,920
6,700	Citrix Systems, Inc.(b)	192,826	3,500	NAVTEQ Corporation(b)	153,545
4,200	CNET Networks, Inc.(b,c)	61,698	1,600	NCR Corporation(b)	54,304
4,100	Cogent, Inc.(b,c)	92,988	4,300	Network Appliance, Inc.(b)	116,100
2,100	Cognex Corporation	63,189	2,470	Novellus Systems, Inc.(b)	59,576
4,600	Cognizant Technology Solutions		2,200	NVIDIA Corporation(b)	80,432
	Corporation(b)	231,610	2,000	Paychex, Inc.	76,240
2,300	Cognos, Inc.(b,c)	79,833	2,000	Red Hat, Inc.(b)	54,480
11,800	Comverse Technology, Inc.(b)	313,762	4,400	Redback Networks, Inc.(b,c)	61,864
2,200	Corning, Inc.(b)	43,252	4,500	Salesforce.com, Inc.(b,c)	144,225
1,900	Digital Insight Corporation(b,c)	60,838	1,100	SanDisk Corporation(b)	69,102
4,900	Digitas, Inc.(b)	61,348	1,900	Satyam Computer Services, Ltd. ADR	69,521
2,150	DST Systems, Inc.(b)	128,806	3,400	Sybase, Inc.(b)	74,324

The accompanying notes to the financial statements are an integral part of this schedule.

Mid Cap Growth Portfolio II
Schedule of Investments as of December 31, 2005(a)

Shares	Common Stock (82.5%)	Value	Shares	Common Stock (82.5%)	Value

Information Technology -- continued			5,700	Goldcorp, Inc.	$126,996
5,710	Symantec Corporation(b)	$99,925	900	IPSCO, Inc.	74,682
11,500	Tellabs, Inc.(b)	125,350	1,800	Martin Marietta Materials, Inc.	138,096
1,700	Tessera Technologies, Inc.(b)	43,945	800	Minerals Technologies, Inc.	44,712
5,300	TIBCO Software, Inc.(b)	39,591	1,200	Praxair, Inc.	63,552

3,000	Trident Microsystems, Inc.(b,c)	54,000		Total Materials	823,815

2,100	Varian Semiconductor
	Equipment Associates, Inc.(b)	92,253	Telecommunications Services (1.9%)
4,800	VeriSign, Inc.(b)	105,216	9,280	American Tower Corporation(b)	251,488
1,900	Websense, Inc.(b)	124,716	4,140	Crown Castle International
2,300	Xilinx, Inc.	57,983		Corporation(b)	111,407
1,200	Zebra Technologies Corporation(b)	51,420	3,500	Nextel Partners, Inc.(b)	97,790

	Total Information		7,300	NII Holdings, Inc.(b)	318,865
	Technology	8,998,718	3,500	SBA Communications

				Corporation(b,c)	62,650

Materials (1.8%)				Total Telecommunications
5,300	Crown Holdings, Inc.(b)	103,509		Services	842,200

1,200	FMC Corporation(b)	63,804

2,700	Freeport-McMoRan Copper			Total Common Stock
	& Gold, Inc.	145,260		(cost $30,067,095)	36,940,957

2,300	Glamis Gold, Ltd.(b,c)	63,204

			Interest	Maturity
Shares	Collateral Held for Securities Loaned (14.2%)		Rate(d)	Date	Value

6,340,896	Thrivent Financial Securities Lending Trust		4.300%	N/A	$6,340,896

	Total Collateral Held for Securities Loaned
	(cost $6,340,896)				6,340,896

			Interest	Maturity
Shares	Short-Term Investments (3.3%)		Rate(d)	Date	Value

1,468,786	Thrivent Money Market Portfolio		3.920%	N/A	$1,468,786

	Total Short-Term Investments (at amortized cost)				1,468,786

	Total Investments (cost $37,876,778)				$44,750,639

(a)	The categories of investments are shown as a percentage of total investments.

(b)	Non-income producing security.

(c)	All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d)	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

(e)	Miscellaneous footnotes:

ADR -- American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

The accompanying notes to the financial statements are an integral part of this schedule.

	Partner Mid Cap Value Portfolio
	Schedule of Investments as of December 31, 2005(a)
Shares	Common Stock (85.3%)	Value	Shares	Common Stock (85.3%)	Value

Consumer Discretionary (13.2%)			2,784	Equity Residential REIT	$108,910
2,523	Autoliv, Inc.	$114,595	3,051	Everest Re Group, Ltd.	306,168
5,950	Dow Jones & Company, Inc.(b)	211,166	5,750	FirstMerit Corporation(b)	148,982
3,265	Federated Department Stores, Inc.	216,567	1,325	Healthcare Realty Trust, Inc.	44,083
6,413	Harrah’s Entertainment, Inc.	457,183	6,240	iStar Financial, Inc.	222,456
10,471	J.C. Penney Company, Inc.		8,265	KeyCorp	272,166
	(Holding Company)	582,186	2,459	Liberty Property Trust(b)	105,368
4,483	Lamar Advertising Company(c)	206,846	3,116	M&T Bank Corporation	339,800
5,734	Lennar Corporation	349,889	4,670	Northern Trust Corporation	241,999
3,726	Mohawk Industries, Inc.(c)	324,087	2,966	PartnerRe, Ltd.(b)	194,777
11,172	Newell Rubbermaid, Inc.(b)	265,670	8,074	Plum Creek Timber Company, Inc.	291,068
7,774	Ross Stores, Inc.	224,669	4,082	PMI Group, Inc.(b)	167,648
3,659	Stanley Works	175,778	1,791	Prentiss Properties Trust	72,858

	Total Consumer		4,067	RenaissanceRe Holdings, Ltd.(b)	179,395
	Discretionary	3,128,636	4,961	Torchmark Corporation	275,832

			4,209	Willis Group Holdings, Ltd.(b)	155,480
Consumer Staples (4.4%)			5,700	Zions Bancorporation	430,692

9,284	Archer-Daniels-Midland Company	228,943		Total Financials	5,600,551

4,521	Clorox Company	257,200
3,573	Pepsi Bottling Group, Inc.	102,224	Health Care (4.6%)
2,273	Reynolds American, Inc.(b)	216,685	6,289	Apria Healthcare Group, Inc.(b,c)	151,628
7,893	Smithfield Foods, Inc.(c)	241,526	6,462	Charles River Laboratories

	Total Consumer Staples	1,046,578		International, Inc.(b,c)	273,795

			2,697	Coventry Health Care, Inc.(c)	153,621
Energy (10.1%)			3,830	Health Net, Inc.(c)	197,436
9,285	BJ Services Company	340,481	8,646	MedImmune, Inc.(c)	302,783

6,864	EOG Resources, Inc.	503,612		Total Health Care	1,079,263

2,227	Grant Prideco, Inc.(c)	98,255
14,910	Range Resources Corporation(b)	392,716	Industrials (7.9%)
4,227	Teekay Shipping Corporation(b)	168,657	3,465	Alliant Techsystems, Inc.(c)	263,929
3,615	Ultra Petroleum Corporation(c)	201,717	9,667	American Standard
6,152	Western Gas Resources, Inc.(b)	289,698		Companies, Inc.	386,197
16,677	Williams Companies, Inc.	386,406	2,191	Carlisle Companies, Inc.	151,508

	Total Energy	2,381,542	3,914	Cooper Industries, Ltd.	285,722

			5,162	Norfolk Southern Corporation	231,412
Financials (23.7%)			6,969	Republic Services, Inc.	261,686
6,514	Ambac Financial Group, Inc.	501,969	6,062	Rockwell Collins, Inc.	281,701

2,566	American Capital Strategies, Ltd.(b)	92,915		Total Industrials	1,862,155

6,814	Apartment Investment &
	Management Company	258,046	Information Technology (7.0%)
2,528	Assurant, Inc.	109,943	20,325	Activision, Inc.(c)	279,266
3,374	Bear Stearns Companies, Inc.	389,798	6,026	ADC Telecommunications, Inc.(b,c)	134,621
4,940	CIT Group, Inc.	255,793	4,022	Amphenol Corporation	178,014
1,533	Commerce Bancshares, Inc.(b)	79,900	1,376	Avocent Corporation(b,c)	37,413
5,383	Developers Diversified Realty		31,154	BearingPoint, Inc.(b,c)	244,870
	Corporation	253,109	2,677	CDW Corporation	154,115
3,706	Eaton Vance Corporation	101,396	1,453	Computer Sciences Corporation(c)	73,580

The accompanying notes to the financial statements are an integral part of this schedule.

Partner Mid Cap Value Portfolio
Schedule of Investments as of December 31, 2005(a)

Shares	Common Stock (85.3%)	Value	Shares	Common Stock (85.3%)		Value

Information Technology -- continued			Utilities (10.1%)
1,967	Freescale Semiconductor, Inc.(c)	$49,549	4,374	AGL Resources, Inc.		$152,259
6,805	Ingram Micro, Inc.(c)	135,624	3,072	CMS Energy Corporation(c)		44,575
3,406	Tessera Technologies, Inc.(b,c)	88,045	8,233	Edison International, Inc.		359,041
6,219	Zebra Technologies Corporation(c)	266,484	5,636	Entergy Corporation		386,911

	Total Information		2,645	FirstEnergy Corporation		129,579
	Technology	1,641,581	4,474	Northeast Utilities Service

				Company		88,093
Materials (4.3%)			11,674	PG&E Corporation		433,339
5,109	Agrium, Inc.	112,347	1,962	PNM Resources, Inc.		48,049
3,570	Allegheny Technologies, Inc.(b)	128,806	18,069	PPL Corporation		531,229
1,662	Carpenter Technology		826	Public Service Enterprise
	Corporation(b)	117,121		Group, Inc.		53,665
13,006	Chemtura Corporation	165,176	4,327	Wisconsin Energy Corporation		169,013

2,412	Commercial Metals Company	90,546		Total Utilities		2,395,753

9,427	Packaging Corporation

	of America(b)	216,350		Total Common Stock
3,812	Rohm and Haas Company	184,577		(cost $19,011,593)		20,150,982

	Total Materials	1,014,923

				Interest	Maturity
Shares	Collateral Held for Securities Loaned (10.4%)			Rate(d)	Date	Value

2,452,779	Thrivent Financial Securities Lending Trust			4.300%	N/A	$2,452,779

	Total Collateral Held for Securities Loaned
	(cost $2,452,779)					2,452,779

				Interest	Maturity
Shares	Short-Term Investments (4.3%)			Rate(d)	Date	Value

1,018,557	Thrivent Money Market Portfolio			3.920%	N/A	$1,018,557

	Total Short-Term Investments (at amortized cost)					1,018,557

	Total Investments (cost $22,482,929)					$23,622,318

(a) The categories of investments are shown as a percentage of total investments.

(b) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(c) Non-income producing security.

(d) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

		Mid Cap Stock Portfolio
		Schedule of Investments as of December 31, 2005(a)
Shares	Common Stock (83.6%)	Value	Shares	Common Stock (83.6%)	Value

Consumer Discretionary (12.9%)			34,800	Hormel Foods Corporation	$1,137,264
20,600	Abercrombie & Fitch Company	$1,342,708	62,600	Smithfield Foods, Inc.(b)	1,915,560
33,700	American Eagle Outfitters, Inc.	774,426	18,400	Whole Foods Market, Inc.(c)	1,423,976

47,100	Autoliv, Inc.	2,139,282		Total Consumer Staples	9,641,261

15,500	Barnes & Noble, Inc.	661,385
19,400	Boyd Gaming Corporation	924,604	Energy (7.5%)
17,200	Brinker International, Inc.	664,952	5,400	Amerada Hess Corporation	684,828
27,600	Brunswick Corporation	1,122,216	6,300	Anadarko Petroleum Corporation	596,925
14,100	Children’s Place Retail Stores, Inc.(b)	696,822	14,800	Baker Hughes, Inc.	899,544
34,800	Circuit City Stores, Inc.	786,132	11,000	Cameco Corporation(c)	697,290
40,800	Finish Line, Inc.	710,736	18,100	Chesapeake Energy Corporation(c)	574,313
60,700	Foot Locker, Inc.	1,431,913	20,200	ENSCO International, Inc.	895,870
42,100	Goodyear Tire &		14,900	Grant Prideco, Inc.(b)	657,388
	Rubber Company(b,c)	731,698	7,400	Kerr-McGee Corporation	672,364
33,200	Harrah’s Entertainment, Inc.	2,366,828	11,000	Marathon Oil Corporation	670,670
29,700	Hilton Hotels Corporation	716,067	12,600	Murphy Oil Corporation	680,274
23,000	Kohl’s Corporation(b)	1,117,800	8,900	Nabors Industries, Ltd.(b)	674,175
9,100	Lennar Corporation	555,282	21,100	Noble Corporation	1,488,394
19,300	Life Time Fitness, Inc.(b,c)	735,137	13,600	Noble Energy, Inc.	548,080
31,600	Michaels Stores, Inc.	1,117,692	8,400	Occidental Petroleum Corporation	670,992
16,200	Mohawk Industries, Inc.(b)	1,409,076	8,200	Peabody Energy Corporation	675,844
17,700	NIKE, Inc.	1,536,183	12,000	Ultra Petroleum Corporation(b)	669,600
17,800	Nordstrom, Inc.	665,720	59,100	Valero Energy Corporation	3,049,560
15,000	Pixar, Inc.(b)	790,800	78,800	Weatherford International, Ltd.(b)	2,852,562
26,900	Pulte Homes, Inc.	1,058,784	11,700	Western Gas Resources, Inc.(c)	550,953
12,500	Royal Caribbean Cruises, Ltd.	563,250	24,200	Williams Companies, Inc.	560,714

33,900	Ruby Tuesday, Inc.(c)	877,671		Total Energy	18,770,340

5,600	Sears Holdings Corporation(b)	646,968
48,200	ServiceMaster Company	575,990	Financials (14.7%)
14,800	Sherwin-Williams Company	672,216	25,900	A.G. Edwards, Inc.	1,213,674
87,150	Staples, Inc.	1,979,176	21,750	Affiliated Managers Group, Inc.(b,c)	1,745,438
29,500	TJX Companies, Inc.	685,285	29,300	American Capital Strategies, Ltd.	1,060,953
15,800	Toll Brothers, Inc.(b)	547,312	35,800	Brown & Brown, Inc.(c)	1,093,332
41,400	Warnaco Group, Inc.(b)	1,106,208	43,700	CapitalSource, Inc.(c)	978,880
14,100	Yum! Brands, Inc.	661,008	17,400	City National Corporation	1,260,456

	Total Consumer		91,300	Colonial BancGroup, Inc.	2,174,766
	Discretionary	32,371,327	25,600	Commerce Bancorp, Inc.(c)	880,896

			17,100	Everest Re Group, Ltd.	1,715,985
Consumer Staples (3.8%)			39,362	Fidelity National Financial, Inc.	1,448,128
10,000	Bunge Limited		16,600	First Horizon National
	Finance Corporation	566,100		Corporation(c)	638,104
43,700	Campbell Soup Company	1,300,949	39,500	General Growth Properties, Inc.	1,856,105
16,400	Clorox Company	932,996	117,100	HCC Insurance Holdings, Inc.	3,475,527
37,900	Cott Corporation(b)	557,130	21,800	Home Properties, Inc.	889,440
33,100	Flowers Foods, Inc.(c)	912,236	83,900	HRPT Properties Trust	868,365
16,200	Hershey Company	895,050

The accompanying notes to the financial statements are an integral part of this schedule.

Mid Cap Stock Portfolio
Schedule of Investments as of December 31, 2005(a)

Shares	Common Stock (83.6%)	Value	Shares	Common Stock (83.6%)	Value

Financials -- continued			14,750	United Surgical Partners
25,100	Jefferies Group, Inc.	$1,128,998		International, Inc.(b,c)	$474,212
10,300	Legg Mason, Inc.	1,232,807	10,700	Universal Health Services, Inc.(c)	500,118
37,300	Mercantile Bankshares		16,200	Varian Medical Systems, Inc.(b)	815,508
	Corporation	2,105,212	24,800	Vertex Pharmaceuticals, Inc.(b,c)	686,216
56,700	New York Community		17,300	Watson Pharmaceuticals, Inc.(b)	562,423
	Bancorp, Inc.(c)	936,684	20,200	WebMD Health Corporation(b,c)	586,810

31,500	North Fork Bancorporation, Inc.	861,840		Total Health Care	24,399,822

24,900	Odyssey Re Holdings
	Corporation(c)	624,492	Industrials (13.3%)
25,400	Ohio Casualty Corporation	719,328	71,300	Adesa, Inc.	1,741,146
40,300	PartnerRe, Ltd.(c)	2,646,501	24,700	ARAMARK Corporation	686,166
12,900	PMI Group, Inc.(c)	529,803	19,800	Brady Corporation(c)	716,364
14,000	ProLogis Trust	654,080	32,500	Burlington Northern
24,000	TCF Financial Corporation(c)	651,360		Santa Fe Corporation	2,301,650
83,300	Trizec Properties, Inc.	1,909,236	22,500	Canadian National
15,500	Westamerica Bancorporation(c)	822,585		Railway Company	1,799,775
13,200	Wintrust Financial Corporation(c)	724,680	14,700	Deere & Company	1,001,217

	Total Financials	36,847,655	16,400	Dover Corporation	664,036

			43,800	Fastenal Company(c)	1,716,522
Health Care (9.7%)			25,800	Graco, Inc.	941,184
38,600	Advanced Medical Optics, Inc.(b)	1,613,480	26,900	Herman Miller, Inc.	758,311
23,300	Amylin Pharmaceuticals, Inc.(b,c)	930,136	14,700	HNI Corporation	807,471
17,600	ArthroCare Corporation(b,c)	741,664	24,750	IDEX Corporation	1,017,472
29,200	Beckman Coulter, Inc.	1,661,480	46,000	Ingersoll-Rand Company	1,857,020
16,500	C.R. Bard, Inc.	1,087,680	13,100	Jacobs Engineering Group, Inc.(b)	889,097
11,000	Cephalon, Inc.(b,c)	712,140	102,000	JB Hunt Transport Services, Inc.	2,309,280
18,350	Coventry Health Care, Inc.(b)	1,045,216	29,950	Joy Global, Inc.	1,198,000
28,900	Cyberonics, Inc.(b,c)	933,470	53,300	Manitowoc Company, Inc.	2,676,726
23,600	Cytyc Corporation(b)	666,228	51,200	Oshkosh Truck Corporation	2,283,008
10,700	Dentsply International, Inc.	574,483	48,300	Republic Services, Inc.	1,813,665
12,000	Edwards Lifesciences		52,700	Roper Industries, Inc.	2,082,177
	Corporation(b)	499,320	40,400	Southwest Airlines Company	663,772
30,400	Endo Pharmaceutical		22,700	Swift Transportation
	Holdings, Inc.(b)	919,904		Company, Inc.(b,c)	460,810
51,400	Henry Schein, Inc.(b)	2,243,096	15,900	Trinity Industries, Inc.(c)	700,713
16,200	Hospira, Inc.(b)	693,036	45,100	URS Corporation(b)	1,696,211
7,800	Intuitive Surgical, Inc.(b)	914,706	7,400	UTI Worldwide, Inc.	687,016

17,000	Invitrogen Corporation(b)	1,132,880		Total Industrials	33,468,809

1,600	IVAX Corporation(b)	50,128
21,300	Medco Health Solutions, Inc.(b)	1,188,540	Information Technology (13.3%)
19,800	Omnicare, Inc.	1,132,956	24,300	Acxiom Corporation	558,900
19,400	Par Pharmaceutical		29,000	Amphenol Corporation	1,283,540
	Companies, Inc.(b,c)	607,996	21,400	Analog Devices, Inc.	767,618
27,700	Quest Diagnostics, Inc.	1,425,996	84,500	Andrew Corporation(b)	906,685

The accompanying notes to the financial statements are an integral part of this schedule

Mid Cap Stock Portfolio
Schedule of Investments as of December 31, 2005(a)

Shares	Common Stock (83.6%)	Value	Shares	Common Stock (83.6%)	Value

Information Technology -- continued			Materials (5.1%)
17,000	Cabot Microelectronics		14,500	Albemarle Corporation	$556,075
	Corporation(b,c)	$498,610	34,200	Bemis Company, Inc.	952,812
43,900	Cadence Design Systems, Inc.(b)	742,788	88,500	Chemtura Corporation	1,123,950
17,600	CDW Corporation	1,013,232	29,300	Crown Holdings, Inc.(b)	572,229
19,300	CheckFree Corporation(b)	885,870	27,400	FMC Corporation(b)	1,456,858
12,100	Cognizant Technology		10,200	Freeport-McMoRan
	Solutions Corporation(b)	609,235		Copper & Gold, Inc.	548,760
96,000	Compuware Corporation(b)	861,120	34,100	Inco, Ltd.	1,485,737
23,400	Comverse Technology, Inc.(b)	622,206	79,500	Lyondell Chemical Company	1,893,690
14,600	Diebold, Inc.	554,800	17,100	Newmont Mining Corporation	913,140
15,000	DST Systems, Inc.(b)	898,650	23,200	Nucor Corporation	1,547,904
72,800	EarthLink, Inc.(b,c)	808,808	54,000	Owens-Illinois, Inc.(b)	1,136,160
23,300	eFunds Corporation(b,c)	546,152	48,500	Smurfit-Stone Container
76,600	Electronic Data			Corporation(b)	687,245

	Systems Corporation	1,841,464		Total Materials	12,874,560

9,800	F5 Networks, Inc.(b)	560,462
37,700	Fairchild Semiconductor		Telecommunications Services (0.7%)
	International, Inc.(b)	637,507	195,100	Cincinnati Bell, Inc.(b)	684,801
2,211	Homestore, Inc.(b)	11,276	26,400	NII Holdings, Inc.(b)	1,153,152

19,800	International Rectifier			Total Telecommunications
	Corporation(b)	631,620		Services	1,837,953

48,400	Intersil Corporation	1,204,192
31,100	Lam Research Corporation(b)	1,109,648	Utilities (2.6%)
18,500	Microchip Technology, Inc.	594,775	63,500	CMS Energy Corporation(b)	921,385
21,600	MoneyGram International, Inc.	563,328	40,100	MDU Resources Group, Inc.	1,312,874
247,200	Novell, Inc.(b,c)	2,182,776	33,900	National Fuel Gas Company(c)	1,057,341
22,200	QLogic Corporation(b)	721,722	19,600	NRG Energy, Inc.(b)	923,552
37,800	Salesforce.com, Inc.(b,c)	1,211,490	14,700	Questar Corporation	1,112,790
20,800	SanDisk Corporation(b)	1,306,656	25,000	Sempra Energy	1,121,000
83,800	Silicon Image, Inc.(b,c)	758,390	1	Southern Union Company	18

30,100	Sybase, Inc.(b)	657,986		Total Utilities	6,448,960

40,500	Symantec Corporation(b)	708,750

29,700	Synopsys, Inc.(b)	595,782		Total Common Stock
20,303	Transaction Systems			(cost $188,151,237)	210,234,058

	Architects, Inc.(b)	584,523
17,500	Varian Semiconductor
	Equipment Associates, Inc.(b)	768,775
49,700	Vishay Intertechnology, Inc.(b)	683,872
48,200	Western Digital Corporation(b)	897,002
152,300	Wind River Systems, Inc.(b,c)	2,249,471
61,400	Xerox Corporation(b)	899,510
14,800	Zebra Technologies Corporation(b)	634,180

	Total Information
	Technology	33,573,371

The accompanying notes to the financial statements are an integral part of this schedule.

Mid Cap Stock Portfolio
Schedule of Investments as of December 31, 2005(a)

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (11.8%)	Rate(d)	Date	Value

29,664,156	Thrivent Financial Securities Lending Trust	4.300%	N/A	$29,664,156

	Total Collateral Held for Securities Loaned
	(cost $29,664,156)			29,664,156

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (4.6%)	Rate(d)	Date	Value

10,632,412	Thrivent Money Market Portfolio	3.920%	N/A	$10,632,412
$1,000,000	UBS Americas, Inc.	4.190	1/3/2006	999,767

	Total Short-Term Investments (at amortized cost)			11,632,179

	Total Investments (cost $229,447,572)			$251,530,393

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

	Mid Cap Index Portfolio
	Schedule of Investments as of December 31, 2005(a)
Shares	Common Stock (83.0%)	Value	Shares	Common Stock (83.0%)	Value

Consumer Discretionary (13.5%)			5,370	International Speedway
8,433	99 Cents Only Stores(b,c)	$88,209		Corporation	$257,223
13,380	Abercrombie & Fitch Company	872,108	5,900	ITT Educational Services, Inc.(b)	348,749
16,500	Advance Auto Parts, Inc.(b)	717,090	7,630	Laureate Education, Inc.(b)	400,651
8,300	Aeropostale, Inc.(b)	218,290	10,270	Lear Corporation(c)	292,284
19,920	American Eagle Outfitters, Inc.	457,762	6,890	Lee Enterprises, Inc.	254,310
9,800	American Greetings Corporation(c)	215,306	3,900	Media General, Inc.(c)	197,730
11,250	AnnTaylor Stores Corporation(b)	388,350	20,200	Michaels Stores, Inc.	714,474
11,900	Applebee’s International, Inc.(c)	268,821	5,660	Modine Manufacturing Company(c)	184,459
10,730	ArvinMeritor, Inc.(c)	154,405	8,170	Mohawk Industries, Inc.(b)	710,627
1,680	Bandag, Inc.(c)	71,686	17,300	O’Reilly Automotive, Inc.(b)	553,773
7,870	Barnes & Noble, Inc.	335,813	10,280	Outback Steakhouse, Inc.	427,751
6,400	Beazer Homes USA, Inc.(c)	466,176	11,100	Pacific Sunwear of California, Inc.(b)	276,612
14,510	Belo Corporation	310,659	11,000	Payless ShoeSource, Inc.(b)	276,100
3,930	Blyth, Inc.(c)	82,334	21,500	PETsMART, Inc.	551,690
5,810	Bob Evans Farms, Inc.(c)	133,979	12,200	Pier 1 Imports, Inc.(c)	106,506
10,600	Borders Group, Inc.	229,702	9,100	Polo Ralph Lauren Corporation	510,874
8,760	BorgWarner, Inc.	531,119	15,510	Reader’s Digest Association, Inc.	236,062
6,700	Boyd Gaming Corporation	319,322	7,100	Regis Corporation(c)	273,847
13,170	Brinker International, Inc.	509,152	10,700	Rent-A-Center, Inc.(b)	201,802
9,560	Callaway Golf Company(c)	132,310	22,460	Ross Stores, Inc.	649,094
15,200	Career Education Corporation(b)	512,544	9,800	Ruby Tuesday, Inc.(c)	253,722
16,300	CarMax, Inc.(b,c)	451,184	7,300	Ryland Group, Inc.(c)	526,549
5,990	Catalina Marketing Corporation(c)	151,846	21,850	Saks, Inc.(b)	368,391
7,400	CBRL Group, Inc.(c)	260,110	5,210	Scholastic Corporation(b,c)	148,537
12,300	Cheesecake Factory, Inc.(b)	459,897	6,620	Sotheby’s Holdings, Inc.(b,c)	121,543
27,900	Chico’s FAS, Inc.(b)	1,225,647	5,100	Thor Industries, Inc.(c)	204,357
15,220	Claire’s Stores, Inc.	444,728	8,500	Timberland Company(b)	276,675
13,800	Corinthian Colleges, Inc.(b,c)	162,564	18,200	Toll Brothers, Inc.(b)	630,448
8,920	DeVry, Inc.(b,c)	178,400	8,200	Tupperware Corporation(c)	183,680
16,460	Dollar Tree Stores, Inc.(b)	394,052	16,800	Urban Outfitters, Inc.(b,c)	425,208
10,400	Education Management		7,480	Valassis Communications, Inc.(b)	217,444
	Corporation(b)	348,504	910	Washington Post Company	696,150
6,020	Emmis Communications		10,570	Westwood One, Inc.	172,291
	Corporation(b,c)	119,858	17,880	Williams-Sonoma, Inc.(b)	771,522

5,800	Entercom Communications			Total Consumer
	Corporation(b)	172,086		Discretionary	27,391,383

23,500	Foot Locker, Inc.	554,365
8,140	Furniture Brands		Consumer Staples (1.9%)
	International, Inc.(c)	181,766	10,240	BJ’s Wholesale Club, Inc.(b)	302,694
8,700	GameStop Corporation(b,c)	276,834	10,010	Church & Dwight Company, Inc.	330,630
24,320	Gentex Corporation(c)	474,240	20,965	Dean Foods Company(b)	789,542
19,140	GTECH Holdings Corporation	607,504	10,150	Energizer Holdings, Inc.(b)	505,368
10,100	Harman International		11,230	Hormel Foods Corporation	366,996
	Industries, Inc.	988,285	8,976	J.M. Smucker Company	394,944
9,100	Harte-Hanks, Inc.	240,149	4,140	Lancaster Colony Corporation	153,387
5,300	Hovnanian Enterprises, Inc.(b,c)	263,092	9,810	PepsiAmericas, Inc.	228,181

The accompanying notes to the financial statements are an integral part of this schedule.

Mid Cap Index Portfolio
Schedule of Investments as of December 31, 2005(a)

Shares	Common Stock (83.0%)	Value	Shares	Common Stock (83.0%)	Value

Consumer Staples -- continued			6,620	City National Corporation	$479,553
5,610	Ruddick Corporation	$119,381	23,900	Colonial BancGroup, Inc.	569,298
15,200	Smithfield Foods, Inc.(b)	465,120	26,800	Commerce Bancorp, Inc.(c)	922,188
4,110	Tootsie Roll Industries, Inc.(c)	118,902	7,400	Cullen/Frost Bankers, Inc.	397,232
4,140	Universal Corporation	179,510	17,000	Developers Diversified Realty

	Total Consumer Staples	3,954,655		Corporation	799,340

			19,800	Eaton Vance Corporation	541,728
Energy (7.8%)			9,410	Everest Re Group, Ltd.	944,294
9,800	Arch Coal, Inc.(c)	779,100	27,230	Fidelity National Financial, Inc.	1,001,792
17,160	Cooper Cameron Corporation(b)	710,424	14,400	First American Corporation(c)	652,320
17,600	Denbury Resources, Inc.(b)	400,928	13,180	FirstMerit Corporation	341,494
23,030	ENSCO International, Inc.	1,021,380	7,760	Greater Bay Bancorp	198,811
10,200	FMC Technologies, Inc.(b)	437,784	8,270	Hanover Insurance Group, Inc.	345,438
8,200	Forest Oil Corporation(b)	373,674	16,250	HCC Insurance Holdings, Inc.	482,300
19,560	Grant Prideco, Inc.(b)	862,987	8,400	Highwoods Properties, Inc.	238,980
14,220	Hanover Compressor Company(b,c)	200,644	6,560	Horace Mann Educators
7,940	Helmerich & Payne, Inc.	491,565		Corporation	124,378
19,000	Newfield Exploration Company(b)	951,330	11,300	Hospitality Properties Trust	453,130
26,500	Noble Energy, Inc.	1,067,950	11,100	Independence Community
4,500	Overseas Shipholding Group, Inc.	226,755		Bank Corporation	441,003
26,100	Patterson-UTI Energy, Inc.	859,995	9,800	IndyMac Bancorp, Inc.(c)	382,396
19,700	Peabody Energy Corporation	1,623,674	9,540	Investors Financial Services
19,200	Pioneer Natural Resources			Corporation(c)	351,358
	Company	984,384	7,800	Jefferies Group, Inc.	350,844
12,000	Plains Exploration & Production		9,830	LaBranche & Company, Inc.(b,c)	99,381
	Company(b)	476,760	18,825	Legg Mason, Inc.	2,253,162
9,000	Pogo Producing Company	448,290	12,735	Leucadia National Corporation(c)	604,403
24,120	Pride International, Inc.(b)	741,690	13,800	Liberty Property Trust(c)	591,330
10,200	Quicksilver Resources, Inc.(b,c)	428,502	8,160	Longview Fibre Company(c)	169,810
30,600	Smith International, Inc.	1,135,566	9,400	Macerich Company	631,116
24,400	Southwestern Energy Company(b)	876,936	9,800	Mack-Cali Realty Corporation	423,360
9,200	Tidewater, Inc.	409,032	12,820	Mercantile Bankshares Corporation	723,561
8,600	Western Gas Resources, Inc.(c)	404,974	5,600	Mercury General Corporation(c)	326,032

	Total Energy	15,914,324	16,200	New Plan Excel Realty Trust, Inc.	375,516

			37,011	New York Community
Financials (15.7%)				Bancorp, Inc.(c)	611,422
12,020	A.G. Edwards, Inc.	563,257	9,630	Ohio Casualty Corporation	272,722
13,300	AMB Property Corporation	653,961	28,360	Old Republic International
7,290	American Financial Group, Inc.	279,280		Corporation	744,734
21,090	AmeriCredit Corporation(b)	540,537	13,680	PMI Group, Inc.(c)	561,838
6,100	AmerUs Group Company(c)	345,687	4,400	Potlatch Corporation(c)	224,312
14,900	Arthur J. Gallagher & Company(c)	460,112	10,670	Protective Life Corporation	467,026
20,993	Associated Banc-Corp	683,322	12,820	Radian Group, Inc.	751,124
13,470	Astoria Financial Corporation	396,018	8,650	Raymond James Financial, Inc.	325,846
7,800	Bank of Hawaii Corporation	402,012	11,908	Rayonier, Inc. REIT	474,534
17,100	Brown & Brown, Inc.(c)	522,234	10,500	Regency Centers Corporation	618,975
8,000	Cathay General Bancorp(c)	287,520	9,670	SEI Investments Company	357,790

The accompanying notes to the financial statements are an integral part of this schedule.

Mid Cap Index Portfolio
Schedule of Investments as of December 31, 2005(a)

Shares	Common Stock (83.0%)	Value	Shares	Common Stock (83.0%)	Value

Financials -- continued			10,500	Renal Care Group, Inc.(b)	$496,755
8,500	StanCorp Financial Group, Inc.	$424,575	16,350	Sepracor, Inc.(b,c)	843,660
5,330	SVB Financial Group(b,c)	249,657	10,500	STERIS Corporation	262,710
17,820	TCF Financial Corporation	483,635	6,000	Techne Corporation(b)	336,900
6,600	Texas Regional Bancshares, Inc.(c)	186,780	13,000	Triad Hospitals, Inc.(b)	509,990
21,400	United Dominion Realty Trust, Inc.	501,616	14,960	UnitedHealth Group, Inc.	929,614
7,200	Unitrin, Inc.	324,360	8,500	Universal Health Services, Inc.(c)	397,290
17,250	W.R. Berkley Corporation	821,445	14,410	Valeant Pharmaceuticals
12,740	Waddell & Reed Financial, Inc.	267,158		International(c)	260,533
13,627	Washington Federal, Inc.	313,285	20,400	Varian Medical Systems, Inc.(b)	1,026,936
8,430	Webster Financial Corporation	395,367	4,700	Varian, Inc.(b)	187,013
12,500	Weingarten Realty Investors	472,625	13,000	VCA Antech, Inc.(b)	366,600
5,220	Westamerica Bancorporation(c)	277,025	15,420	Vertex Pharmaceuticals, Inc.(b,c)	426,671

10,380	Wilmington Trust Corporation	403,886		Total Health Care	20,844,086

	Total Financials	31,881,225

			Industrials (11.1%)
Health Care (10.2%)			13,260	Adesa, Inc.	323,809
10,406	Advanced Medical Optics, Inc.(b)	434,971	14,330	AGCO Corporation(b)	237,448
10,300	Affymetrix, Inc.(b)	491,825	13,300	AirTran Holdings, Inc.(b,c)	213,199
7,670	Apria Healthcare Group, Inc.(b,c)	184,924	5,240	Alaska Air Group, Inc.(b,c)	187,173
16,547	Barr Pharmaceuticals, Inc.(b)	1,030,713	6,960	Alexander & Baldwin, Inc.	377,510
9,530	Beckman Coulter, Inc.	542,257	5,700	Alliant Techsystems, Inc.(b)	434,169
9,000	Cephalon, Inc.(b,c)	582,660	10,580	AMETEK, Inc.	450,073
11,100	Charles River Laboratories		3,920	Banta Corporation	195,216
	International, Inc.(b)	470,307	9,160	Brink’s Company	438,856
13,400	Community Health Systems, Inc.(b)	513,756	26,000	C.H. Robinson Worldwide, Inc.	962,780
9,510	Covance, Inc.(b)	461,710	4,770	Carlisle Companies, Inc.	329,846
17,900	Cytyc Corporation(b)	505,317	13,986	ChoicePoint, Inc.(b)	622,517
12,240	Dentsply International, Inc.	657,166	8,130	CNF, Inc.	454,386
9,320	Edwards Lifesciences Corporation(b)	387,805	10,300	Copart, Inc.(b)	237,518
7,800	Gen-Probe, Inc.(b)	380,562	6,100	Corporate Executive Board
17,680	Health Net, Inc.(b)	911,404		Company	547,170
13,400	Henry Schein, Inc.(b)	584,776	7,800	Crane Company	275,106
9,550	Hillenbrand Industries, Inc.	471,866	7,900	Deluxe Corporation	238,106
5,600	INAMED Corporation(b,c)	491,008	10,500	Donaldson Company, Inc.	333,900
5,500	Intuitive Surgical, Inc.(b)	644,985	10,320	Dun & Bradstreet Corporation(b)	691,027
8,200	Invitrogen Corporation(b)	546,448	16,420	Expeditors International of
33,921	IVAX Corporation(b)	1,062,745		Washington, Inc.	1,108,514
8,800	LifePoint Hospitals, Inc.(b)	330,000	18,960	Fastenal Company(c)	743,042
14,920	Lincare Holdings, Inc.(b)	625,297	7,800	Federal Signal Corporation(c)	117,078
4,700	Martek Biosciences Corporation(b,c)	115,667	8,630	Flowserve Corporation(b,c)	341,403
47,647	Millennium Pharmaceuticals, Inc.(b)	462,176	8,120	GATX Corporation(c)	292,970
18,420	Omnicare, Inc.	1,053,992	10,600	Graco, Inc.	386,688
5,700	Par Pharmaceutical		5,160	Granite Construction, Inc.(c)	185,296
	Companies, Inc.(b,c)	178,638	6,350	Harsco Corporation	428,688
12,850	Perrigo Company(c)	191,594	10,490	Herman Miller, Inc.	295,713
17,060	Protein Design Labs, Inc.(b)	484,845	8,430	HNI Corporation	463,060

The accompanying notes to the financial statements are an integral part of this schedule.

Mid Cap Index Portfolio
Schedule of Investments as of December 31, 2005(a)

Shares	Common Stock (83.0%)	Value	Shares	Common Stock (83.0%)	Value

Industrials -- continued			7,880	Avocent Corporation(b)	$214,257
9,230	Hubbell, Inc.	$416,458	18,200	BISYS Group, Inc.(b)	254,982
8,960	Jacobs Engineering Group, Inc.(b)	608,115	3,610	Cabot Microelectronics
19,440	JB Hunt Transport Services, Inc.	440,122		Corporation(b,c)	105,881
24,975	JetBlue Airways Corporation(b,c)	384,116	43,780	Cadence Design Systems, Inc.(b)	740,758
18,450	Joy Global, Inc.	738,000	9,470	CDW Corporation	545,188
3,220	Kelly Services, Inc.	84,428	22,000	Ceridian Corporation(b)	546,700
6,070	Kennametal, Inc.	309,813	9,300	Certegy, Inc.(c)	377,208
6,340	Korn/Ferry International(b,c)	118,495	13,980	CheckFree Corporation(b)	641,682
13,370	Manpower, Inc.	621,705	21,100	Cognizant Technology
4,200	Mine Safety Appliances Company(c)	152,082		Solutions Corporation(b)	1,062,385
8,400	MSC Industrial Direct		8,550	CommScope, Inc.(b,c)	172,112
	Company, Inc.	337,848	15,270	Credence Systems Corporation(b,c)	106,279
8,200	Navigant Consulting, Inc.(b,c)	180,236	11,600	Cree, Inc.(b,c)	292,784
4,990	Nordson Corporation(c)	202,145	7,270	CSG Systems International, Inc.(b)	162,266
15,760	Pentair, Inc.	544,035	21,060	Cypress Semiconductor
20,680	Precision Castparts Corporation	1,071,431		Corporation(b,c)	300,105
18,110	Quanta Services, Inc.(b,c)	238,509	10,430	Diebold, Inc.	396,340
19,000	Republic Services, Inc.	713,450	9,610	DST Systems, Inc.(b)	575,735
4,332	Rollins, Inc.	85,384	6,370	Dycom Industries, Inc.(b,c)	140,140
1,100	Sequa Corporation(b,c)	75,955	6,100	F5 Networks, Inc.(b)	348,859
10,160	SPX Corporation	465,023	10,050	Fair Isaac Corporation	443,908
6,700	Stericycle, Inc.(b)	394,496	17,900	Fairchild Semiconductor
7,860	Swift Transportation			International, Inc.(b)	302,689
	Company, Inc.(b,c)	159,558	8,600	Gartner Group, Inc.(b,c)	110,940
3,070	Tecumseh Products Company(c)	70,334	20,300	Harris Corporation	873,103
6,240	Teleflex, Inc.(c)	405,475	5,210	Imation Corporation	240,025
8,100	Thomas & Betts Corporation(b)	339,876	18,200	Ingram Micro, Inc.(b)	362,726
12,700	Timken Company(c)	406,654	30,950	Integrated Device
6,630	Trinity Industries, Inc.(c)	292,184		Technology, Inc.(b,c)	407,921
9,920	United Rentals, Inc.(b,c)	232,029	10,550	International Rectifier
7,900	Werner Enterprises, Inc.	155,630		Corporation(b)	336,545
8,900	Yellow Roadway Corporation(b)	397,029	23,600	Intersil Corporation	587,168

	Total Industrials	22,552,876	11,860	Jack Henry & Associates, Inc.	226,289

			13,380	KEMET Corporation(b,c)	94,597
Information Technology (13.0%)			20,500	Lam Research Corporation(b)	731,440
60,500	3Com Corporation(b,c)	217,800	18,150	Lattice Semiconductor
42,988	Activision, Inc.(b)	590,655		Corporation(b)	78,408
11,490	Acxiom Corporation	264,270	8,240	Macrovision Corporation(b,c)	137,855
10,280	ADTRAN, Inc.	305,727	25,620	McAfee, Inc.(b)	695,071
2,400	Advent Software, Inc.(b)	69,384	23,100	McDATA Corporation(b,c)	87,780
10,400	Alliance Data Systems Corporation(b)	370,240	25,400	MEMC Electronic Materials, Inc.(b)	563,118
13,700	Amphenol Corporation	606,362	12,770	Mentor Graphics Corporation(b)	132,042
5,000	Anteon International Corporation(b)	271,750	9,950	Micrel, Inc.(b)	115,420
18,170	Arrow Electronics, Inc.(b)	581,985	31,660	Microchip Technology, Inc.	1,017,869
67,420	Atmel Corporation(b,c)	208,328	13,200	MoneyGram International, Inc.	344,256
22,420	Avnet, Inc.(b)	536,735	15,860	MPS Group, Inc.(b)	216,806

The accompanying notes to the financial statements are an integral part of this schedule.

Mid Cap Index Portfolio
Schedule of Investments as of December 31, 2005(a)

Shares	Common Stock (83.0%)	Value	Shares	Common Stock (83.0%)	Value

Information Technology -- continued			15,580	Sonoco Products Company(c)	$458,052
8,575	National Instruments Corporation(c)	$274,829	6,100	Steel Dynamics, Inc.(c)	216,611
6,290	Newport Corporation(b)	85,167	15,260	Valspar Corporation	376,464
7,040	Plantronics, Inc.(c)	199,232	10,700	Worthington Industries, Inc.(c)	205,547

6,860	Plexus Corporation(b)	155,996		Total Materials	6,808,725

14,420	Polycom, Inc.(b)	220,626
16,660	Powerwave Technologies, Inc.(b,c)	209,416	Telecommunications Services (0.3%)
7,980	Reynolds and Reynolds Company	223,999	36,810	Cincinnati Bell, Inc.(b)	129,203
28,140	RF Micro Devices, Inc.(b,c)	152,237	15,520	Telephone and Data Systems, Inc.	559,186

10,200	RSA Security, Inc.(b,c)	114,546		Total Telecommunications
29,200	SanDisk Corporation(b)	1,834,344		Services	688,389

10,790	Semtech Corporation(b)	197,025
6,900	Silicon Laboratories, Inc.(b,c)	252,954	Utilities (6.1%)
5,900	SRA International, Inc.(b)	180,186	12,180	AGL Resources, Inc.	423,986
14,080	Sybase, Inc.(b)	307,789	17,900	Alliant Energy Corporation	501,916
22,180	Synopsys, Inc.(b)	444,931	19,467	Aqua America, Inc.(c)	531,439
8,980	Tech Data Corporation(b)	356,326	55,980	Aquila, Inc.(b)	201,528
5,920	Transaction Systems		5,300	Black Hills Corporation(c)	183,433
	Architects, Inc.(b)	170,437	19,630	DPL, Inc.	510,576
22,252	TriQuint Semiconductor, Inc.(b,c)	99,021	12,200	Duquesne Light Holdings, Inc.(c)	199,104
16,200	UTStarcom, Inc.(b,c)	130,572	23,050	Energy East Corporation	525,540
27,920	Vishay Intertechnology, Inc.(b)	384,179	18,400	Equitable Resources, Inc.	675,096
34,300	Western Digital Corporation(b)	638,323	11,850	Great Plains Energy, Inc.(c)	331,326
12,050	Wind River Systems, Inc.(b)	177,978	12,380	Hawaiian Electric Industries, Inc.(c)	320,642
10,900	Zebra Technologies Corporation(b)	467,065	6,430	IDACORP, Inc.(c)	188,399

	Total Information		18,550	MDU Resources Group, Inc.	607,327
	Technology	26,390,051	12,800	National Fuel Gas Company(c)	399,232

			23,170	Northeast Utilities Service Company	456,217
Materials (3.4%)			16,340	NSTAR	468,958
10,190	Airgas, Inc.	335,251	14,090	OGE Energy Corporation	377,471
5,910	Albemarle Corporation(c)	226,648	14,700	ONEOK, Inc.	391,461
8,440	Bowater, Inc.(c)	259,277	29,043	Pepco Holdings, Inc.	649,692
9,190	Cabot Corporation	329,002	10,875	PNM Resources, Inc.	266,329
36,500	Chemtura Corporation	463,550	17,460	Puget Energy, Inc.	356,533
5,860	Cytec Industries, Inc.	279,112	12,810	Questar Corporation	969,718
6,600	Ferro Corporation	123,816	17,830	SCANA Corporation	702,145
5,800	FMC Corporation(b)	308,386	27,600	Sierra Pacific Resources(b,c)	359,904
7,180	Glatfelter Company	101,884	11,890	Vectren Corporation	322,932
10,460	Lubrizol Corporation	454,278	13,120	Westar Energy, Inc.	282,080
30,440	Lyondell Chemical Company	725,081	7,310	WGL Holdings, Inc.(c)	219,739
7,120	Martin Marietta Materials, Inc.	546,246	18,270	Wisconsin Energy Corporation	713,626
3,180	Minerals Technologies, Inc.	177,730	6,400	WPS Resources Corporation(c)	353,984

11,500	Olin Corporation(c)	226,320		Total Utilities	12,490,333

10,000	Packaging Corporation of America(c)	229,500

17,900	RPM International, Inc.(c)	310,923		Total Common Stock
7,000	Scotts Company	316,680		(cost $133,935,482)	168,916,047

7,730	Sensient Technologies Corporation(c) 138,367

The accompanying notes to the financial statements are an integral part of this schedule.

Mid Cap Index Portfolio
Schedule of Investments as of December 31, 2005(a)
		Interest	Maturity
Shares	Collateral Held for Securities Loaned (16.3%)	Rate(d)	Date	Value

33,229,492	Thrivent Financial Securities Lending Trust	4.300%	N/A	$33,229,492

	Total Collateral Held for Securities Loaned
	(cost $33,229,492)			33,229,492

		Interest	Maturity
Shares	Short-Term Investments (0.7%)	Rate(d)	Date	Value

1,364,140	Thrivent Money Market Portfolio(e)	3.920%	N/A	$1,364,140

	Total Short-Term Investments (at amortized cost)			1,364,140

	Total Investments (cost $168,529,115)			$203,509,679

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

(e) At December 31, 2005, $48,600 in cash was pledged as the initial margin deposit for open financial futures contracts. In addition, $1,364,141 of Short-Term Investments were earmarked as collateral to cover open financial futures contracts as follows:

					Notional
	Number of	Expiration			Principal	Unrealized
Type	Contracts	Date	Position	Value	Amount	Loss

S&P 400 Mini-Futures	18	March 2006	Long	$1,337,760	$1,347,786	$10,024

The accompanying notes to the financial statements are an integral part of this schedule.

	Partner International Stock Portfolio
	Schedule of Investments as of December 31, 2005(a)
Shares	Common Stock (83.9%)	Value	Shares	Common Stock (83.9%)	Value

Australia (2.2%)			Finland (1.1%)
580,600	AMP, Ltd.(b)	$3,264,657	284,049	Nokia Oyj(b)	$5,208,989
283,400	Brambles Industries, Ltd.(b,c)	2,097,110	617,600	Stora Enso Oyj(b,c)	8,358,547

1,333,200	Goodman Fielder, Ltd.(d)	2,042,657		Total Finland	13,567,536

995,000	Lend Lease Corporation, Ltd.(b)	10,534,337
978,400	Macquarie Infrastructure		France (5.2%)
	Group(b,c)	2,541,071	645,623	Axa SA(b,c)	20,849,335
64,000	Rio Tinto, Ltd.(b,c)	3,215,839	190,200	Carrefour SA(b,c)	8,901,482
539,200	Transurban Group(b,c)	2,597,417	87,656	LVMH Moet Hennessy Louis

	Total Australia	26,293,088		Vuitton SA(b,c)	7,781,377

			123,500	Schneider Electric SA(b,c)	11,012,554
Austria (1.2%)			44,544	Societe Generale(b,c)	5,473,939
158,940	Erste Bank der Oesterreichischen		36,731	Total SA(b,c)	9,262,269

	Sparkassen AG(b)	8,833,918		Total France	63,280,956

113,900	Telekom Austria AG(b)	2,555,772
49,300	Wiener Staedtische Allgemeine		Germany (4.9%)
	Versicherung AG(b)	2,896,840	61,600	Adidas-Salomon AG(b,c)	11,649,430

	Total Austria	14,286,530	34,161	Allianz AG(b)	5,167,115

			217,100	Commerzbank AG(b)	6,667,723
Belgium (0.1%)			386,000	Deutsche Post AG-REG(b)	9,338,394
25,057	UCB SA(b)	1,177,824	110,381	Hypo Real Estate Holding AG(b)	5,720,315

	Total Belgium	1,177,824	206,400	Metro AG(b,c)	9,944,365

			129,500	Siemens AG(b)	11,084,246

Bermuda (0.3%)				Total Germany	59,571,588

235,000	Esprit Holdings, Ltd.(b)	1,666,901
1,863,500	Johnson Electric Holdings, Ltd.(b,c)	1,762,534	Greece (1.9%)

	Total Bermuda	3,429,435	827,200	Agricultural Bank of Greece(b,d)	4,927,652

			71,905	Cosmote Mobile
Brazil (1.8%)				Telecommunications SA(b)	1,598,492
77,700	Companhia Vale do Rio		156,200	Greek Organization of Football
	Doce SP ADR	2,816,625		Prognostics SA(b)	5,385,266
250,190	Petroleo Brasileiro SA ADR	17,002,420	268,140	Hellenic Telecommunication
140,800	Tele Norte Leste			Organization SA(b,d)	5,695,793
	Participacoes SA(c)	2,523,136	138,010	National Bank of Greece SA(b)	5,873,292

	Total Brazil	22,342,181		Total Greece	23,480,495

Canada (0.2%)			Hong Kong (0.9%)
61,100	Telus Corporation	2,459,886	888,000	Li & Fung, Ltd.(b)	1,708,624

	Total Canada	2,459,886	1,001,600	Swire Pacific, Ltd.(b)	8,976,835

				Total Hong Kong	10,685,459

Denmark (0.4%)
77,583	Novo Nordisk AS(b)	4,364,637	Ireland (0.5%)

	Total Denmark	4,364,637	331,600	Anglo Irish Bank

				Corporation plc(b)	5,010,587
			53,600	CRH plc(b,d)	1,574,521

				Total Ireland	6,585,108

The accompanying notes to the financial statements are an integral part of this schedule.

120

Partner International Stock Portfolio
Schedule of Investments as of December 31, 2005(a)

Shares	Common Stock (83.9%)	Value	Shares	Common Stock (83.9%)	Value

Italy (4.6%)			Japan -- continued
164,620	Assicurazioni Generali SPA(b,c)	$5,753,086	80,700	Sega Sammy Holdings, Inc.(b)	$2,704,538
838,900	Banca Intesa SPA(b)	4,150,901	81,100	Shin-Etsu Chemical
195,878	Eni SPA(b,c)	5,473,082		Company, Ltd.(b)	4,317,011
26,600	Lottomatica SPA(b,c,d)	960,151	9,600	SMC Corporation(b)	1,371,906
151,600	Mediobanca SPA(b,c)	2,894,255	526,000	Sompo Japan Insurance, Inc.(b)	7,124,743
580,800	Saipem SpA(b,c)	9,534,966	108,700	Sony Corporation(b,c)	4,436,312
8,148,200	Seat Pagine Gialle SPA(b,d)	3,800,628	1,045	Sumitomo Mitsui Financial
192,400	Toro Assicurazioni SPA(b)	3,369,881		Group, Inc.(b,c)	11,039,751
2,914,690	UniCredito Italiano SPA(b)	20,092,624	2,075,900	Sumitomo Trust and Banking

	Total Italy	56,029,574		Company, Ltd.(b)	21,166,770

			99,700	Suzuki Motor Corporation(b)	1,852,228
Japan (20.2%)			29,900	T&D Holdings, Inc.(b)	1,985,234
80,400	Aiful Corporation(b)	6,720,965	324,000	Takeda Pharmaceutical
116,500	Astellas Pharmaceutical, Inc.(b)	4,552,971		Company, Ltd.(b)	17,555,588
37,000	Benesse Corporation(b)	1,290,078	357,700	Toyota Motor Corporation(b)	18,687,716
563,300	Bridgestone Corporation(b,c)	11,742,029	74,100	Ushio, Inc.(b)	1,731,368
38,500	Canon, Inc.(b,c)	2,259,955	20,640	USS Company, Ltd.(b)	1,317,305

70,500	Credit Saison Company, Ltd.(b)	3,513,794		Total Japan	246,316,173

159,000	Dai Nippon Printing
	Company, Ltd.(b)	2,828,748	Luxembourg (0.6%)
55,800	Daikin Industries, Ltd.(b)	1,628,116	417,700	SES Global SA(b)	7,317,835

39,900	Fanuc, Ltd.(b)	3,389,129		Total Luxembourg	7,317,835

272,700	Fuji Photo Film Company, Ltd.(b)	9,038,759
43,600	Honda Motor Company(b)	2,516,309	Mexico (2.3%)
62,000	Hoya Corporation(b)	2,228,513	145,200	America Movil SA de CV ADR	4,248,552
85,000	JSR Corporation(b)	2,234,391	474,400	Corporacion GEO SA de CV(d)	1,673,172
451	KDDI Corporation(b)	2,610,910	1,121,400	Grupo Financiero Banorte
14,000	Keyence Corporation(b)	3,981,384		SA de CV	2,322,429
162,800	Kyocera Corporation(b)	11,902,743	29,800	Grupo Televisia SA ADR	2,398,900
101,800	Leopalace21 Corporation(b)	3,683,813	575,000	Telefonos de Mexico SA de
196,600	MARUI Company, Ltd.(b)	3,863,589		CV ADR(c)	14,191,000
147,000	Matsushita Electric Industrial		521,438	Wal-Mart de Mexico SA de CV	2,893,472

	Company, Ltd.	2,833,208		Total Mexico	27,727,525

368,800	Mitsubishi Corporation(b)	8,142,640
135,000	Mitsubishi Estate		Netherlands (2.9%)
	Company, Ltd.(b,c)	2,795,448	364,000	ABN AMRO Holding NV(b)	9,502,611
1,502	Mitsubishi UFJ Financial		321,600	ING Groep NV(b)	11,155,869
	Group, Inc.(b)	20,453,860	72,954	Royal Numico NV(b,d)	3,025,548
329,000	Mitsui Fudosan Company, Ltd.(b,c)	6,660,831	345,400	VNU NV(b,c)	11,446,900

365,000	Mitsui Trust Holdings, Inc.(b)	4,396,313		Total Netherlands	35,130,928

35,000	Nidec Corporation(b,c)	2,977,601
39,900	Nitto Denko Corporation(b)	3,108,707	Norway (0.4%)
16,800	ORIX Corporation(b)	4,276,099	21,991	Norsk Hydro ASA(b)	2,262,784
5,322	Rakuten, Inc.(b,c,d)	5,122,174	104,900	Statoil ASA(b,c)	2,405,271

1,361	Resona Holdings, Inc.(b)	5,480,411		Total Norway	4,668,055

91,500	Secom Company, Ltd.(b)	4,792,215

The accompanying notes to the financial statements are an integral part of this schedule.

Partner International Stock Portfolio
Schedule of Investments as of December 31, 2005(a)

Shares	Common Stock (83.9%)	Value	Shares	Common Stock (83.9%)	Value

Panama (0.2%)			Sweden (0.7%)
52,800	Carnival Corporation	$2,823,216	378,500	Atlas Copco AB(b,c)	$8,431,191

	Total Panama	2,823,216		Total Sweden	8,431,191

Portugal (0.8%)			Switzerland (7.6%)
1,019,000	Portugal Telecom SGPS SA(b)	10,305,327	70,720	Credit Suisse Group(b)	3,602,259

	Total Portugal	10,305,327	89,600	EFG International(c,d)	2,386,424

			18,150	Givaudan SA(b)	12,292,931
Singapore (1.6%)			191,857	Holcim, Ltd.(b)	13,059,737
193,000	DBS Group Holdings, Ltd.(b)	1,912,113	47,000	Julius Baer Holding, Ltd.(b)	3,332,468
587,600	Keppel Corporation, Ltd.(b,c)	3,877,057	68,510	Nestle SA(b)	20,458,955
1,162,000	StarHub, Ltd.(b)	1,433,229	14,809	Nobel Biocare Holding AG(b)	3,259,794
1,155,500	United Overseas Bank, Ltd.(b)	10,139,448	190,192	Novartis AG(b)	9,975,188
198,000	Venture Corporation, Ltd.(b)	1,641,077	21,100	Roche Holding AG(b)	3,163,616

	Total Singapore	19,002,924	75,800	Swatch Group AG(b,c)	11,253,857

			109,416	UBS AG(b)	10,399,674

South Africa (0.5%)				Total Switzerland	93,184,903

161,100	ABSA Group, Ltd.(b)	2,568,775
181,900	Naspers, Ltd.(b)	3,225,959	Taiwan (0.2%)

	Total South Africa	5,794,734	1,052,680	Acer, Inc.(b)	2,648,120

				Total Taiwan	2,648,120

South Korea (3.0%)
29,350	Hyundai Motor		Turkey (0.5%)
	Company, Ltd.(b,d)	2,792,127	705,275	Turkiye Garanti Bankasi AS(b,d)	2,536,483
28,130	Kookmin Bank(b,d)	2,120,065	405,420	Turkiye Is Bankasi (Isbank)(b)	3,488,863

199,100	Kookmin Bank ADR	14,874,761		Total Turkey	6,025,346

133,800	LG Electronics, Inc.(b,d)	11,678,111
8,690	Samsung Electronics		United Kingdom (13.5%)
	Company, Ltd.(b)	5,590,789	499,400	Amvescap plc(b,d)	3,798,602

	Total South Korea	37,055,853	330,200	Aviva plc(b,d)	4,003,306

			332,508	Barclays plc(b)	3,488,359
Spain (3.6%)			686,900	Capita Group plc(b,d)	4,926,014
98,400	Antena 3 de Television SA(b,c)	2,346,782	36,732	Carnival plc(b)	2,086,570
856,884	Banco Bilbao Vizcaya		916,030	Friends Provident plc(b)	2,984,663
	Argentaria SA(b)	15,298,022	967,239	GlaxoSmithKline plc(b,d)	24,418,629
99,800	Cintra Concesiones de		2,250,100	Group 4 Securicor plc(b)	6,232,684
	Infraestructuras de		218,500	iSOFT Group plc(b,d)	1,464,424
	Transporte SA(b,c)	1,155,527	253,800	Johnson Matthey plc(b,d)	6,166,266
66,000	Compania de Distribucion		2,521,300	Kingfisher plc(b)	10,282,149
	Integral Logista SA	3,238,125	1,183,000	Lloyds TSB Group plc(b,d)	9,905,895
193,500	Enagas(b,c)	3,622,461	1,594,600	Marks and Spencer Group plc(b)	13,849,864
356,200	Iberdrola SA(b,c)	9,738,045	894,000	Pearson plc(b,d)	10,572,796
72,300	Indra Sistemas SA(b)	1,413,680	109,370	Reckitt Benckiser plc	3,606,971
235,000	Repsol YPF SA(b,c)	6,878,792	298,000	Royal Bank of Scotland

	Total Spain	43,691,434		Group plc(b,d)	8,993,222

			248,417	Royal Dutch Shell plc(b)	7,959,987

The accompanying notes to the financial statements are an integral part of this schedule.

Partner International Stock Portfolio
Schedule of Investments as of December 31, 2005(a)

Shares	Common Stock (83.9%)	Value

United Kingdom -- continued
1,637,000	Signet Group plc(b,d)	$3,024,732
9,246,725	Vodafone Group plc(b,d)	19,898,278
331,500	William Hill plc(b)	3,047,039
1,336,330	WPP Group plc(b)	14,457,978

	Total United Kingdom	165,168,428

	Total Common Stock
	(cost $851,971,001)	$1,022,846,289

			Interest	Maturity
Shares	Collateral Held for Securities Loaned (13.5%)		Rate(e)	Date	Value

164,284,794 Thrivent Financial Securities Lending Trust			4.300%	N/A	$164,284,794

		Total Collateral Held for Securities Loaned			164,284,794

Shares or
Principal			Interest	Maturity
Amount	Short-Term Investments (2.6%)		Rate(e)	Date	Value

$10,890,000	Morgan Stanley		4.200%	1/3/2006	$10,887,459
8,000,000	Preferred Receivables Funding Corporation		4.260	1/12/2006	7,989,587
10,197,659	Thrivent Money Market Portfolio		3.920	N/A	10,197,659
2,675,000	UBS Americas, Inc.		4.190	1/3/2006	2,674,377

		Total Short-Term Investments (at amortized cost)			31,749,082

		Total Investments (cost $1,048,004,877)			$1,218,880,165

(a) The categories of investments are shown as a percentage of total investments.

(b) Security is fair valued as discussed in the notes to the financial statements.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) Non-income producing security.

(e) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

(f) Miscellaneous footnotes: ADR -- American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

The accompanying notes to the financial statements are an integral part of this schedule.

	Partner All Cap Portfolio
	Schedule of Investments as of December 31, 2005(a)
Shares	Common Stock (87.9%)	Value	Shares	Common Stock (87.9%)	Value

Consumer Discretionary (9.5%)			59,900	Bank of America Corporation	$2,764,385
14,350	Aeropostale, Inc.(b)	$377,405	450	Berkshire Hathaway, Inc.(b)	1,320,975
13,000	American Eagle Outfitters, Inc.	298,740	8,200	Citigroup, Inc.	397,946
8,400	Carnival Corporation	449,148	36,198	Countrywide Financial
22,000	Carters, Inc.(b,c)	1,294,700		Corporation	1,237,610
13,400	D.R. Horton, Inc.	478,782	9,700	Endurance Specialty
11,000	Federated Department Stores, Inc.	729,630		Holdings, Ltd.(b)	347,745
16,900	Isle of Capri Casinos, Inc.(b,c)	411,684	4,200	Everest Re Group, Ltd.	421,470
5,100	KB Home	370,566	18,502	Fidelity National Financial, Inc.	680,689
8,300	P.F. Chang’s China Bistro, Inc.(b,c)	411,929	4,300	First American Corporation(c)	194,790
13,700	Penn National Gaming, Inc.(b)	451,415	10,300	Golden West Financial
54,200	Pinnacle Entertainment, Inc.(b,c)	1,339,282		Corporation	679,800
17,700	Polo Ralph Lauren Corporation	993,678	600	MBIA, Inc.	36,096
5,500	Royal Caribbean Cruises, Ltd.	247,830	18,000	Merrill Lynch & Company, Inc.	1,219,140
9,000	Staples, Inc.	204,390	15,700	MetLife, Inc.	769,300
100	Under Armour, Inc.(b,c)	3,831	5,700	Navigators Group, Inc.(b)	248,577
22,800	Urban Outfitters, Inc.(b,c)	577,068	20,400	Old Republic International

	Total Consumer			Corporation	535,704
	Discretionary	8,640,078	7,000	PartnerRe, Ltd.(c)	459,690

			4,600	PMI Group, Inc.(c)	188,922
Consumer Staples (8.0%)			18,100	Radian Group, Inc.	1,060,479
42,600	Altria Group, Inc.	3,183,071	12,300	W.R. Berkley Corporation	585,726
19,200	BJ’s Wholesale Club, Inc.(b)	567,552	17,600	Willis Group Holdings, Ltd.(c)	650,144
24,200	Coca-Cola Enterprises, Inc.	463,914	1,400	XL Capital, Ltd.	94,332

44,600	CVS Corporation	1,178,332		Total Financials	16,633,938

11,700	General Mills, Inc.	577,044
8,900	Hershey Company	491,725	Health Care (11.2%)
17,800	Playtex Products, Inc.(b)	243,326	3,500	Aetna, Inc.	330,085
6,500	Spectrum Brands, Inc.(b,c)	132,015	10,700	American Medical Systems
28,000	Tyson Foods, Inc.	478,800		Holdings, Inc.(b,c)	190,781

	Total Consumer Staples	7,315,779	7,300	Amgen, Inc.(b)	575,678

			4,800	Bausch & Lomb, Inc.	325,920
Energy (8.3%)			21,100	Baxter International, Inc.	794,415
19,000	Exxon Mobil Corporation	1,067,230	3,800	Becton, Dickinson and Company	228,304
9,000	Holly Corporation(c)	529,830	4,000	Chemed Corporation(c)	198,720
10,600	Lone Star Technologies, Inc.(b,c)	547,596	3,806	Cholestech Corporation(b,c)	37,756
19,400	Quicksilver Resources, Inc.(b,c)	814,994	700	CIGNA Corporation	78,190
6,500	Tesoro Petroleum Corporation	400,075	5,700	Community Health Systems, Inc.(b)	218,538
16,900	Transocean, Inc.(b)	1,177,761	6,900	Cyberonics, Inc.(b,c)	222,870
29,400	Ultra Petroleum Corporation(b)	1,640,520	17,600	Dade Behring Holdings, Inc.	719,664
28,000	Valero Energy Corporation	1,444,800	20,600	DJ Orthopedics, Inc.(b,c)	568,148

	Total Energy	7,622,806	25,000	Emdeon Corporation(b,c)	211,500

			9,100	Haemonetics Corporation(b)	444,626
Financials (18.2%)			7,400	Health Management Associates, Inc.	162,504
15,300	ACE, Ltd.	817,632	600	Integra LifeSciences
19,300	Ambac Financial Group, Inc.	1,487,258		Holdings Corporation(b)	21,276
18,400	Aspen Insurance Holdings, Ltd.	435,528	1,200	Invitrogen Corporation(b)	79,968

The accompanying notes to the financial statements are an integral part of this schedule.

Partner All Cap Portfolio
Schedule of Investments as of December 31, 2005(a)

Shares	Common Stock (87.9%)	Value	Shares	Common Stock (87.9%)	Value

Health Care -- continued			31,100	Motorola, Inc.	$702,549
12,300	Johnson & Johnson	$739,230	8,800	NVIDIA Corporation(b)	321,728
7,700	Magellan Health Services, Inc.(b)	242,165	21,200	QUALCOMM, Inc.	913,296
33,500	Pfizer, Inc.	781,220	21,000	SanDisk Corporation(b)	1,319,220
5,700	PRA International(b,c)	160,455	101,000	Sun Microsystems, Inc.(b)	423,190

4,100	Respironics, Inc.(b)	151,987		Total Information
9,100	Sierra Health Services, Inc.(b)	727,636		Technology	12,905,441

7,400	Stryker Corporation	328,782
15,800	Thoratec Corporation(b)	326,902	Materials (2.6%)
18,420	UnitedHealth Group, Inc.	1,144,619	17,200	Crown Holdings, Inc.(b)	335,916
4,700	Wyeth	216,529	5,800	Florida Rock Industries, Inc.	284,548

	Total Health Care	10,228,468	4,900	International Paper Company	164,689

			7,600	Louisiana-Pacific Corporation	208,772
Industrials (10.2%)			2,100	Monsanto Company	162,813
48,300	BE Aerospace, Inc.(b,c)	1,062,600	6,300	Newmont Mining Corporation	336,420
20,500	Bucyrus International, Inc.	1,080,350	11,500	Owens-Illinois, Inc.(b)	241,960
17,200	Caterpillar, Inc.	993,644	2,700	Rohm and Haas Company	130,734
5,500	Cummins, Inc.	493,515	8,500	Silgan Holdings, Inc.(c)	307,020
3,600	Deere & Company	245,196	3,600	Weyerhaeuser Company	238,824

6,600	Freightcar America, Inc.(c)	317,328		Total Materials	2,411,696

40,900	General Electric Company	1,433,545
22,050	Joy Global, Inc.	882,000	Telecommunications Services (2.9%)
15,400	MSC Industrial Direct		24,700	Nextel Partners, Inc.(b)	690,118
	Company, Inc.	619,388	154,100	Qwest Communications
20,800	Precision Castparts Corporation	1,077,648		International, Inc.(b)	870,665
11,000	Shaw Group, Inc.(b,c)	319,990	47,445	Sprint Nextel Corporation	1,108,315

18,200	WESCO International, Inc.(b)	777,686		Total Telecommunications

	Total Industrials	9,302,890		Services	2,669,098

Information Technology (14.1%)			Utilities (2.9%)
23,300	Activision, Inc.(b)	320,142	17,400	Edison International, Inc.	758,814
30,400	Apple Computer, Inc.(b)	2,185,456	37,800	TXU Corporation	1,897,182

25,200	Corning, Inc.(b)	495,432		Total Utilities	2,655,996

4,900	Google, Inc.(b)	2,032,814

81,000	Hewlett-Packard Company	2,319,030		Total Common Stock
22,300	Marvell Technology Group, Ltd.(b)	1,250,807		(cost $66,626,616)	80,386,190

7,400	McAfee, Inc.(b)	200,762
16,100	Microsoft Corporation	421,015

The accompanying notes to the financial statements are an integral part of this schedule.

Partner All Cap Portfolio
Schedule of Investments as of December 31, 2005(a)
		Interest	Maturity
Shares	Collateral Held for Securities Loaned (10.6%)	Rate(d)	Date	Value

9,700,255	Thrivent Financial Securities Lending Trust	4.300%	N/A	$9,700,255

	Total Collateral Held for Securities Loaned
	(cost $9,700,255)			9,700,255

		Interest	Maturity
Shares	Short-Term Investments (1.5%)	Rate(d)	Date	Value

1,401,787	Thrivent Money Market Portfolio	4.300%	N/A	$1,401,787

	Total Short-Term Investments (at amortized cost)			1,401,787

	Total Investments (cost $77,728,658)			$91,488,232

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

	Large Cap Growth Portfolio
	Schedule of Investments as of December 31, 2005(a)
Shares	Common Stock (95.4%)	Value	Shares	Common Stock (95.4%)	Value

Consumer Discretionary (14.8%)			176,045	Viacom, Inc.(c)	$5,739,067
126,500	Abercrombie & Fitch Company(b)	$8,245,270	348,200	Walt Disney Company	8,346,354
147,000	Advance Auto Parts, Inc.(c)	6,388,620	158,800	XM Satellite Radio
75,200	Apollo Group, Inc.(c)	4,546,592		Holdings, Inc.(b,c)	4,332,064

233,900	Bed Bath & Beyond, Inc.(c)	8,455,485		Total Consumer
155,850	Best Buy Company, Inc.	6,776,358		Discretionary	367,436,822

34,700	Brunswick Corporation	1,410,902
111,300	Cablevision Systems		Consumer Staples (6.6%)
	New York Group(b,c)	2,612,211	158,400	Altria Group, Inc.	11,835,648
275,100	Carnival Corporation	14,709,597	168,850	Coca-Cola Company	6,806,344
48,800	Chico’s FAS, Inc.(c)	2,143,784	155,400	Colgate-Palmolive Company	8,523,690
336,700	Coach, Inc.(c)	11,225,578	593,800	CVS Corporation	15,688,196
130,995	Comcast Corporation(c)	3,365,262	86,100	Hershey Company	4,757,025
863,100	eBay, Inc.(c)	37,329,075	452,250	PepsiCo, Inc.	26,718,930
57,900	Getty Images, Inc.(b,c)	5,168,733	784,515	Procter & Gamble Company	45,407,728
51,800	Grupo Televisia SA ADR	4,169,900	120,000	SYSCO Corporation	3,726,000
93,700	Harley-Davidson, Inc.(b)	4,824,613	242,100	Walgreen Company	10,715,346
126,100	Harrah’s Entertainment, Inc.	8,989,669	492,300	Wal-Mart Stores, Inc.	23,039,640
452,895	Home Depot, Inc.	18,333,190	83,800	William Wrigley Jr. Company	5,571,862

239,850	IAC InterActiveCorp(b,c)	6,790,154		Total Consumer Staples	162,790,409

90,100	International Game Technology	2,773,278
146,500	J.C. Penney Company, Inc.		Energy (6.5%)
	(Holding Company)	8,145,400	71,300	Anadarko Petroleum Corporation	6,755,675
77,000	KB Home	5,594,820	88,894	Apache Corporation	6,091,017
264,132	Kohl’s Corporation(c)	12,836,815	137,200	Baker Hughes, Inc.	8,339,016
90,200	Las Vegas Sands Corporation(c)	3,560,194	126,400	BJ Services Company	4,635,088
107,700	Lennar Corporation	6,571,854	125,200	Bronco Drilling Company, Inc.(b,c)	2,880,852
383,000	Lowe’s Companies, Inc.	25,530,780	165,900	Chesapeake Energy
140,500	Marriott International, Inc.	9,409,285		Corporation(b,d)	5,264,007
160,900	McDonald’s Corporation	5,425,548	116,100	Chevron Corporation	6,590,997
207,900	McGraw-Hill Companies, Inc.	10,733,877	109,800	ENSCO International, Inc.	4,869,630
79,400	MGM MIRAGE(b,c)	2,911,598	114,700	EOG Resources, Inc.	8,415,539
187,200	News Corporation ADR(b)	3,109,392	193,000	Exxon Mobil Corporation	10,840,810
109,600	NIKE, Inc.	9,512,184	102,800	GlobalSantaFe Corporation	4,949,820
214,400	Nordstrom, Inc.	8,018,560	180,100	Halliburton Company	11,158,996
82,500	Omnicom Group, Inc.(b)	7,023,225	88,900	Nabors Industries, Ltd.(b,c)	6,734,175
100,600	Pixar, Inc.(b,c)	5,303,632	84,500	National Oilwell Varco, Inc.(c)	5,298,150
58,400	Sonic Corporation(c)	1,722,800	115,700	Peabody Energy Corporation	9,535,994
654,800	Staples, Inc.	14,870,508	185,150	Range Resources Corporation(b)	4,876,851
409,400	Starbucks Corporation(c)	12,286,094	198,400	Schlumberger, Ltd.	19,274,560
184,300	Starwood Hotels & Resorts		184,300	Transocean, Inc.(c)	12,843,867
	Worldwide, Inc.	11,769,398	117,100	Valero Energy Corporation	6,042,360
339,800	Target Corporation	18,678,806	171,800	Weatherford International, Ltd.(c)	6,219,160
265,705	Time Warner, Inc.	4,633,895	203,233	XTO Energy, Inc.	8,930,058

105,900	Univision Communications, Inc.(c)	3,112,401		Total Energy	160,546,622

The accompanying notes to the financial statements are an integral part of this schedule.

Large Cap Growth Portfolio
Schedule of Investments as of December 31, 2005(a)

Shares	Common Stock (95.4%)	Value	Shares	Common Stock (95.4%)	Value

Financials (10.3%)			72,300	Cardinal Health, Inc.	$4,970,625
127,400	AFLAC, Inc.	$5,913,908	440,364	Caremark Rx, Inc.(c)	22,806,452
39,700	Allstate Corporation	2,146,579	79,300	Celgene Corporation(b,c)	5,138,640
232,250	American Express Company	11,951,585	122,400	Community Health
307,900	American International			Systems, Inc.(b,c)	4,692,816
	Group, Inc.	21,008,017	89,000	Cyberonics, Inc.(b,c)	2,874,700
73,300	Bear Stearns Companies, Inc.	8,468,349	178,800	Eli Lilly and Company	10,118,292
60,600	Capital One Financial		79,500	Fisher Scientific
	Corporation(b)	5,235,840		International, Inc.(c)	4,917,870
517,200	Charles Schwab Corporation	7,587,324	472,900	Genentech, Inc.(c)	43,743,250
32,800	Chicago Mercantile Exchange	12,053,672	218,500	Genzyme Corporation(c)	15,465,430
346,700	Citigroup, Inc.	16,825,351	367,800	Gilead Sciences, Inc.(c)	19,357,314
301,400	Countrywide Financial		140,600	IMS Health, Inc.	3,503,752
	Corporation	10,304,866	714,300	Johnson & Johnson	42,929,430
108,500	E*TRADE Financial Corporation(c)	2,263,310	93,300	Medco Health Solutions, Inc.(c)	5,206,140
56,200	Everest Re Group, Ltd.	5,639,670	561,600	Medtronic, Inc.	32,331,312
69,300	Federal Home Loan Mortgage		148,100	Novartis AG ADR	7,772,288
	Corporation	4,528,755	405,155	Pfizer, Inc.	9,448,215
123,200	Franklin Resources, Inc.	11,582,032	48,900	Sanofi-Aventis ADR	2,146,710
150,700	Genworth Financial, Inc.	5,211,206	206,700	Schering-Plough Corporation	4,309,695
56,300	Golden West Financial		17,300	Sepracor, Inc.(b,c)	892,680
	Corporation	3,715,800	388,800	St. Jude Medical, Inc.(c)	19,517,760
142,700	Goldman Sachs Group, Inc.	18,224,217	195,150	Stryker Corporation	8,670,514
71,150	Legg Mason, Inc.	8,515,944	363,100	Teva Pharmaceutical
69,000	Lehman Brothers Holdings, Inc.	8,843,730		Industries, Ltd.(b)	15,616,931
162,500	Merrill Lynch & Company, Inc.	11,006,125	918,500	UnitedHealth Group, Inc.	57,075,590
120,800	Moody’s Corporation	7,419,536	107,900	Varian Medical Systems, Inc.(c)	5,431,686
102,700	Morgan Stanley	5,827,198	308,200	WellPoint, Inc.(c)	24,591,278
107,200	Northern Trust Corporation	5,555,104	354,000	Wyeth	16,308,780
60,400	PNC Financial Services		209,700	Zimmer Holdings, Inc.(c)	14,142,168

	Group, Inc.	3,734,532		Total Health Care	494,337,713

114,500	Prudential Financial, Inc.	8,380,255
334,750	SLM Corporation	18,441,378	Industrials (7.7%)
68,200	State Street Corporation	3,781,008	85,800	3M Company	6,649,500
73,500	T. Rowe Price Group, Inc.	5,294,205	134,100	Boeing Company	9,419,184
69,400	UBS AG	6,603,410	98,800	Burlington Northern
91,600	Wells Fargo & Company	5,755,228		Santa Fe Corporation	6,997,016
118,700	Willis Group Holdings, Ltd.	4,384,778	181,100	Caterpillar, Inc.	10,462,147

	Total Financials	256,202,912	119,300	Danaher Corporation	6,654,554

			74,900	Emerson Electric Company	5,595,030
Health Care (19.9%)			45,800	Expeditors International of
262,250	Abbott Laboratories	10,340,518		Washington, Inc.	3,091,958
131,600	Aetna, Inc.	12,411,196	128,500	FedEx Corporation	13,285,615
105,500	Alcon, Inc.	13,672,800	34,900	General Dynamics Corporation	3,980,345
60,100	Allergan, Inc.	6,488,396	1,573,400	General Electric Company	55,147,670
560,300	Amgen, Inc.(c)	44,185,258	57,700	Illinois Tool Works, Inc.	5,077,023
71,900	Biogen Idec, Inc.(c)	3,259,227	131,200	JB Hunt Transport Services, Inc.(b)	2,970,368

The accompanying notes to the financial statements are an integral part of this schedule.

Large Cap Growth Portfolio
Schedule of Investments as of December 31, 2005(a)

Shares	Common Stock (95.4%)	Value	Shares	Common Stock (95.4%)	Value

Industrials -- continued			2,192,400	Microsoft Corporation	$57,331,257
81,600	L-3 Communications		908,400	Motorola, Inc.	20,520,756
	Holdings, Inc.	$6,066,960	400,300	Nasdaq (100) Trust(b)	16,180,126
64,800	Monster Worldwide, Inc.(c)	2,645,136	214,900	Network Appliance, Inc.(c)	5,802,300
116,200	Rockwell Automation, Inc.	6,874,392	83,500	Nice Systems, Ltd.(c)	4,021,360
348,900	Southwest Airlines Company	5,732,427	300,120	Nokia Oyj ADR	5,492,196
60,000	Textron, Inc.	4,618,800	881,900	Oracle Corporation(c)	10,767,999
232,900	Tyco International, Ltd.	6,721,494	66,900	Palm, Inc.(b,c)	2,127,420
180,100	United Parcel Service, Inc.	13,534,515	630,500	Parametric Technology
293,800	United Technologies Corporation	16,426,358		Corporation(b,c)	3,846,050

	Total Industrials	191,950,492	174,400	Paychex, Inc.	6,648,128

			1,008,900	QUALCOMM, Inc.	43,463,412
Information Technology (26.5%)			123,100	Red Hat, Inc.(b,c)	3,353,244
327,900	Accenture, Ltd.	9,466,473	72,500	SanDisk Corporation(b,c)	4,554,450
385,000	Adobe Systems, Inc.	14,229,600	156,300	SAP AG(b)	7,044,441
141,800	Advanced Micro Devices, Inc.(c)	4,339,080	30,100	Stellent, Inc.(b,c)	298,893
206,800	Amdocs, Ltd.(c)	5,687,000	405,900	Symantec Corporation(c)	7,103,250
214,100	Analog Devices, Inc.	7,679,767	647,700	Texas Instruments, Inc.	20,771,739
359,700	Apple Computer, Inc.(c)	25,858,833	493,000	TIBCO Software, Inc.(c)	3,682,710
392,150	Applied Materials, Inc.	7,035,171	49,800	Varian Semiconductor
167,500	Automatic Data Processing, Inc.	7,686,575		Equipment Associates, Inc.(c)	2,187,714
299,900	Broadcom Corporation(c)	14,140,285	186,700	webMethods, Inc.(b,c)	1,439,457
1,365,300	Cisco Systems, Inc.(c)	23,373,936	365,600	Wind River Systems, Inc.(b,c)	5,399,912
147,900	Citrix Systems, Inc.(c)	4,256,562	214,600	Xilinx, Inc.	5,410,066
130,700	Cognizant Technology		1,076,300	Yahoo!, Inc.(c)	42,169,434

	Solutions Corporation(c)	6,580,745		Total Information
228,700	Comverse Technology, Inc.(b,c)	6,081,133		Technology	656,228,121

693,100	Corning, Inc.(c)	13,626,346
42,100	DealerTrack Holdings, Inc.(b,c)	883,258	Materials (1.2%)
995,600	Dell, Inc.(c)	29,858,044	128,300	Ball Corporation	5,096,076
292,470	Electronic Arts, Inc.(c)	15,299,106	117,700	Monsanto Company	9,125,281
1,649,000	EMC Corporation(c,d)	22,459,380	61,300	Newmont Mining Corporation	3,273,420
150,000	Emulex Corporation(b,c)	2,968,500	34,900	Phelps Dodge Corporation	5,021,063
248,050	First Data Corporation	10,668,630	115,300	Praxair, Inc.	6,106,288

120,402	Google, Inc.(c)	49,949,974		Total Materials	28,622,128

264,700	Hewlett-Packard Company	7,578,361
59,600	Infosys Technologies, Ltd. ADR(b)	4,819,256	Telecommunications Services (1.7%)
1,265,450	Intel Corporation	31,585,632	84,300	ALLTEL Corporation	5,319,330
91,900	International Business		349,100	America Movil SA de CV ADR	10,214,666
	Machines Corporation	7,554,180	308,800	American Tower Corporation(c)	8,368,480
338,800	Juniper Networks, Inc.(b,c)	7,555,240	150,400	NII Holdings, Inc.(b,c)	6,569,472
287,800	Linear Technology Corporation	10,380,946	528,182	Sprint Nextel Corporation	12,338,332

236,900	Marvell Technology			Total Telecommunications
	Group, Ltd.(c)	13,287,721		Services	42,810,280

188,700	Maxim Integrated Products, Inc.	6,838,488
151,900	Microchip Technology, Inc.	4,883,585

The accompanying notes to the financial statements are an integral part of this schedule.

Large Cap Growth Portfolio
Schedule of Investments as of December 31, 2005(a)

Shares	Common Stock (95.4%)	Value

Utilities (0.2%)
105,800	TXU Corporation	$5,310,102

	Total Utilities	5,310,102

	Total Common Stock
	(cost $2,050,986,094)	2,366,235,601

			Interest	Maturity
Shares	Collateral Held for Securities Loaned (3.9%)		Rate(e)	Date	Value

97,503,214	Thrivent Financial Securities Lending Trust		4.300%	N/A	$97,503,214

		Total Collateral Held for Securities Loaned
		(cost $97,503,214)			97,503,214

Shares or
Principal			Interest	Maturity
Amount	Short-Term Investments (0.7%)		Rate(e)	Date	Value

7,366,353	Thrivent Money Market Portfolio		3.920%	N/A	$7,366,353
$8,795,000	UBS Americas, Inc.		4.190	1/3/2006	8,792,952

		Total Short-Term Investments (at amortized cost)			16,159,305

		Total Investments (cost $2,164,648,613)			$2,479,898,120

(a) The categories of investments are shown as a percentage of total investments.

(b) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(c) Non-income producing security.

(d) At December 31, 2005, 22,500 shares of Chesapeake Energy Corporation common stock valued at $713,925 and 180,000 shares of EMC Corporation common stock valued at $2,451,600 were earmarked as collateral to cover call options written as follows:

	Number of	Exercise	Expiration		Unrealized
Call Options	Contracts	Price	Date	Value	Gain/(Loss)

Chesapeake Energy Corporation	225	$32.50	January 2006	$(16,875)	$(5,175)
EMC Corporation	1,800	$14.00	January 2006	$(36,000)	$45,896

(e) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

(f) Miscellaneous footnote: ADR -- American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

The accompanying notes to the financial statements are an integral part of this schedule.

	Large Cap Growth Portfolio II
	Schedule of Investments as of December 31, 2005(a)
Shares	Common Stock (94.0%)	Value	Shares	Common Stock (94.0%)	Value

Consumer Discretionary (14.6%)			3,170	Viacom, Inc.(b)	$103,342
2,300	Abercrombie & Fitch Company	$149,914	6,265	Walt Disney Company	150,172
2,600	Advance Auto Parts, Inc.(b)	112,996	2,800	XM Satellite Radio
1,390	Apollo Group, Inc.(b)	84,039		Holdings, Inc.(b,c)	76,384

4,200	Bed Bath & Beyond, Inc.(b)	151,830		Total Consumer
2,755	Best Buy Company, Inc.	119,787		Discretionary	6,594,085

600	Brunswick Corporation	24,396
2,000	Cablevision Systems		Consumer Staples (6.5%)
	New York Group(b,c)	46,940	2,850	Altria Group, Inc.	212,952
4,950	Carnival Corporation	264,676	3,000	Coca-Cola Company	120,930
900	Chico’s FAS, Inc.(b)	39,537	2,800	Colgate-Palmolive Company	153,580
6,050	Coach, Inc.(b)	201,707	10,600	CVS Corporation	280,052
2,310	Comcast Corporation(b)	59,344	1,500	Hershey Company	82,875
15,460	eBay, Inc.(b)	668,645	8,220	PepsiCo, Inc.	485,638
1,000	Getty Images, Inc.(b,c)	89,270	14,082	Procter & Gamble Company	815,066
900	Grupo Televisia SA ADR	72,450	2,160	SYSCO Corporation	67,068
1,700	Harley-Davidson, Inc.(c)	87,533	4,340	Walgreen Company	192,088
2,300	Harrah’s Entertainment, Inc.	163,967	8,840	Wal-Mart Stores, Inc.	413,712
8,090	Home Depot, Inc.	327,483	1,500	William Wrigley Jr. Company	99,735

4,290	IAC InterActiveCorp(b,c)	121,450		Total Consumer Staples	2,923,696

1,600	International Game Technology	49,248
2,650	J.C. Penney Company, Inc.		Energy (6.5%)
	(Holding Company)	147,340	1,250	Anadarko Petroleum Corporation	118,438
1,400	KB Home	101,724	1,600	Apache Corporation	109,632
4,755	Kohl’s Corporation(b)	231,093	2,500	Baker Hughes, Inc.	151,950
1,600	Las Vegas Sands Corporation(b,c)	63,152	2,250	BJ Services Company	82,508
1,900	Lennar Corporation	115,938	2,300	Bronco Drilling Company, Inc.(b,c)	52,923
6,900	Lowe’s Companies, Inc.	459,954	3,000	Chesapeake Energy Corporation(c,d)	95,190
2,550	Marriott International, Inc.	170,774	2,100	Chevron Corporation	119,217
2,900	McDonald’s Corporation	97,788	2,000	ENSCO International, Inc.	88,700
3,700	McGraw-Hill Companies, Inc.	191,031	2,100	EOG Resources, Inc.	154,077
1,400	MGM MIRAGE(b,c)	51,338	3,450	Exxon Mobil Corporation	193,786
3,400	News Corporation ADR(c)	56,474	1,800	GlobalSantaFe Corporation	86,670
1,940	NIKE, Inc.	168,373	3,200	Halliburton Company	198,272
3,900	Nordstrom, Inc.	145,860	1,550	Nabors Industries, Ltd.(b)	117,412
1,500	Omnicom Group, Inc.(c)	127,695	1,550	National Oilwell Varco, Inc.(b)	97,185
1,850	Pixar, Inc.(b,c)	97,532	2,050	Peabody Energy Corporation	168,961
1,000	Sonic Corporation(b,c)	29,500	3,300	Range Resources Corporation(c)	86,922
11,730	Staples, Inc.	266,388	3,600	Schlumberger, Ltd.	349,740
7,400	Starbucks Corporation(b)	222,074	3,300	Transocean, Inc.(b)	229,977
3,310	Starwood Hotels & Resorts		2,100	Valero Energy Corporation	108,360
	Worldwide, Inc.	211,377	3,000	Weatherford International, Ltd.(b)	108,600
6,070	Target Corporation	333,668	3,666	XTO Energy, Inc.	161,084

4,820	Time Warner, Inc.	84,061		Total Energy	2,879,604

1,900	Univision Communications, Inc.(b)	55,841

The accompanying notes to the financial statements are an integral part of this schedule.

Large Cap Growth Portfolio II
Schedule of Investments as of December 31, 2005(a)

Shares	Common Stock (94.0%)	Value	Shares	Common Stock (94.0%)	Value

Financials (10.1%)			3,240	Eli Lilly and Company	$183,352
2,300	AFLAC, Inc.	$106,766	1,400	Fisher Scientific
700	Allstate Corporation	37,849		International, Inc.(b)	86,604
4,180	American Express Company	215,103	8,550	Genentech, Inc.(b)	790,875
5,530	American International Group, Inc.	377,312	3,960	Genzyme Corporation(b)	280,289
1,300	Bear Stearns Companies, Inc.	150,189	6,600	Gilead Sciences, Inc.(b)	347,358
1,050	Capital One Financial Corporation	90,720	2,500	IMS Health, Inc.	62,300
9,250	Charles Schwab Corporation	135,698	12,830	Johnson & Johnson	771,083
550	Chicago Mercantile Exchange(c)	202,120	1,650	Medco Health Solutions, Inc.(b)	92,070
6,200	Citigroup, Inc.	300,886	10,170	Medtronic, Inc.	585,487
5,400	Countrywide Financial Corporation	184,626	2,700	Novartis AG ADR	141,696
1,900	E*TRADE Financial Corporation(b)	39,634	7,320	Pfizer, Inc.	170,702
1,050	Everest Re Group, Ltd.	105,368	900	Sanofi-Aventis ADR	39,510
1,200	Federal Home Loan		3,700	Schering-Plough Corporation	77,145
	Mortgage Corporation	78,420	300	Sepracor, Inc.(b,c)	15,480
2,200	Franklin Resources, Inc.	206,822	7,000	St. Jude Medical, Inc.(b)	351,400
2,700	Genworth Financial, Inc.	93,366	3,500	Stryker Corporation	155,505
1,000	Golden West Financial Corporation	66,000	6,600	Teva Pharmaceutical
2,600	Goldman Sachs Group, Inc.	332,046		Industries, Ltd.(c)	283,866
1,250	Legg Mason, Inc.(c)	149,612	16,600	UnitedHealth Group, Inc.	1,031,524
1,250	Lehman Brothers Holdings, Inc.	160,212	1,900	Varian Medical Systems, Inc.(b)	95,646
2,950	Merrill Lynch & Company, Inc.	199,804	5,500	WellPoint, Inc.(b)	438,845
2,200	Moody’s Corporation	135,124	6,380	Wyeth	293,927
1,800	Morgan Stanley	102,132	3,750	Zimmer Holdings, Inc.(b)	252,900

1,950	Northern Trust Corporation	101,049		Total Health Care	8,899,373

1,050	PNC Financial Services Group, Inc.	64,922
2,100	Prudential Financial, Inc.	153,699	Industrials (7.7%)
6,010	SLM Corporation	331,091	1,590	3M Company	123,225
1,150	State Street Corporation	63,756	2,400	Boeing Company	168,576
1,350	T. Rowe Price Group, Inc.	97,240	1,750	Burlington Northern
1,200	UBS AG	114,180		Santa Fe Corporation	123,935
1,600	Wells Fargo & Company	100,528	3,300	Caterpillar, Inc.	190,641
2,100	Willis Group Holdings, Ltd.(c)	77,574	2,120	Danaher Corporation	118,254

	Total Financials	4,573,848	1,300	Emerson Electric Company	97,110

			800	Expeditors International of
Health Care (19.7%)				Washington, Inc.	54,008
4,740	Abbott Laboratories	186,898	2,320	FedEx Corporation	239,865
2,400	Aetna, Inc.	226,344	650	General Dynamics Corporation	74,132
1,850	Alcon, Inc.	239,760	28,210	General Electric Company	988,760
1,100	Allergan, Inc.	118,756	1,000	Illinois Tool Works, Inc.	87,990
10,060	Amgen, Inc.(b)	793,332	2,400	JB Hunt Transport Services, Inc.(c)	54,336
1,350	Biogen Idec, Inc.(b)	61,196	1,500	L-3 Communications Holdings, Inc.	111,525
1,300	Cardinal Health, Inc.	89,375	1,200	Monster Worldwide, Inc.(b)	48,984
7,905	Caremark Rx, Inc.(b)	409,400	2,100	Rockwell Automation, Inc.	124,236
1,400	Celgene Corporation(b,c)	90,720	6,300	Southwest Airlines Company	103,509
2,200	Community Health Systems, Inc.(b)	84,348	1,100	Textron, Inc.	84,678
1,600	Cyberonics, Inc.(b,c)	51,680	4,190	Tyco International, Ltd.	120,923

The accompanying notes to the financial statements are an integral part of this schedule.

Large Cap Growth Portfolio II
Schedule of Investments as of December 31, 2005(a)

Shares	Common Stock (94.0%)	Value	Shares	Common Stock (94.0%)	Value

Industrials -- continued			11,300	Parametric Technology
3,270	United Parcel Service, Inc.	$245,740		Corporation(b,c)	$68,930
5,300	United Technologies Corporation	296,323	3,100	Paychex, Inc.	118,172

	Total Industrials	3,456,750	18,100	QUALCOMM, Inc.	779,748

			2,200	Red Hat, Inc.(b,c)	59,928
Information Technology (25.9%)			1,300	SanDisk Corporation(b)	81,666
5,950	Accenture, Ltd.	171,776	2,800	SAP AG	126,196
6,900	Adobe Systems, Inc.	255,024	500	Stellent, Inc.(b,c)	4,965
2,500	Advanced Micro Devices, Inc.(b)	76,500	7,320	Symantec Corporation(b)	128,100
3,700	Amdocs, Ltd.(b)	101,750	11,600	Texas Instruments, Inc.	372,012
3,810	Analog Devices, Inc.	136,665	8,800	TIBCO Software, Inc.(b,c)	65,736
6,500	Apple Computer, Inc.(b)	467,285	900	Varian Semiconductor
7,020	Applied Materials, Inc.	125,939		Equipment Associates, Inc.(b,c)	39,537
3,000	Automatic Data Processing, Inc.	137,670	3,400	webMethods, Inc.(b,c)	26,214
5,400	Broadcom Corporation(b)	254,610	6,550	Wind River Systems, Inc.(b,c)	96,744
24,570	Cisco Systems, Inc.(b)	420,638	3,900	Xilinx, Inc.	98,319
2,700	Citrix Systems, Inc.(b)	77,706	19,300	Yahoo!, Inc.(b)	756,174

2,350	Cognizant Technology			Total Information
	Solutions Corporation(b)	118,322		Technology	11,703,121

4,100	Comverse Technology, Inc.(b)	109,019
12,480	Corning, Inc.(b)	245,357	Materials (1.1%)
750	DealerTrack Holdings, Inc.(b,c)	15,735	2,300	Ball Corporation	91,356
17,870	Dell, Inc.(b)	535,921	2,100	Monsanto Company	162,813
5,300	Electronic Arts, Inc.(b)	277,243	1,100	Newmont Mining Corporation	58,740
29,600	EMC Corporation(b,d)	403,152	650	Phelps Dodge Corporation	93,516
2,700	Emulex Corporation(b,c)	53,433	2,100	Praxair, Inc.	111,216

4,450	First Data Corporation	191,394		Total Materials	517,641

2,150	Google, Inc.(b)	891,949
4,800	Hewlett-Packard Company	137,424	Telecommunications Services (1.7%)
1,100	Infosys Technologies, Ltd. ADR(c)	88,946	1,550	ALLTEL Corporation	97,805
22,650	Intel Corporation	565,344	6,300	America Movil SA de CV ADR	184,338
1,650	International Business		5,600	American Tower Corporation(b)	151,760
	Machines Corporation	135,630	2,800	NII Holdings, Inc.(b,c)	122,304
6,050	Juniper Networks, Inc.(b)	134,915	9,492	Sprint Nextel Corporation	221,733

5,130	Linear Technology Corporation	185,039		Total Telecommunications
4,250	Marvell Technology Group, Ltd.(b)	238,382		Services	777,940

3,430	Maxim Integrated Products, Inc.	124,303
2,700	Microchip Technology, Inc.	86,805	Utilities (0.2%)
39,670	Microsoft Corporation	1,037,371	2,000	TXU Corporation	100,380

16,350	Motorola, Inc.	369,346		Total Utilities	100,380

5,000	Nasdaq (100) Trust	202,100

3,900	Network Appliance, Inc.(b)	105,300		Total Common Stock
1,500	Nice Systems, Ltd.(b)	72,240		(cost $37,113,426)	42,426,438

5,430	Nokia Oyj ADR	99,369
15,800	Oracle Corporation(b)	192,918
1,200	Palm, Inc.(b,c)	38,160

The accompanying notes to the financial statements are an integral part of this schedule.

Large Cap Growth Portfolio II
Schedule of Investments as of December 31, 2005(a)
		Interest	Maturity
Shares	Collateral Held for Securities Loaned (5.3%)	Rate(e)	Date	Value

2,395,200	Thrivent Financial Securities Lending Trust	4.300%	N/A	$2,395,200

	Total Collateral Held for Securities Loaned
	(cost $2,395,200)			2,395,200

		Interest	Maturity
Shares	Short-Term Investments (0.7%)	Rate(e)	Date	Value

315,160	Thrivent Money Market Portfolio	3.920%	N/A	$315,160

	Total Short-Term Investments (at amortized cost)			315,160

	Total Investments (cost $39,823,786)			$45,136,798

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) At December 31, 2005, 500 shares of Chesapeake Energy Corporation common stock valued at $15,865 and 4,000 shares of EMC Corporation common stock valued at $54,480 were earmarked as collateral to cover call options written as follows:

	Number of	Exercise	Expiration		Unrealized
Call Options	Contracts	Price	Date	Value	Gain (Loss)

Chesapeake Energy Corporation	5	$32.50	January 2006	$(375)	$(115)
EMC Corporation	40	$14.00	January 2006	$(800)	$1,020

(e) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

(f) Miscellaneous footnote: ADR -- American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

The accompanying notes to the financial statements are an integral part of this schedule.

	Partner Growth Stock Portfolio
	Schedule of Investments as of December 31, 2005(a)
Shares	Common Stock (92.1%)	Value	Shares	Common Stock (92.1%)	Value

Consumer Discretionary (14.2%)			Financials (18.4%)
16,900	Apollo Group, Inc.(b)	$1,021,774	39,900	American Express Company	$2,053,254
13,525	Best Buy Company, Inc.	588,067	40,400	American International
25,900	Carnival Corporation	1,384,873		Group, Inc.	2,756,492
24,200	Comcast Corporation(b)	621,698	25,100	Ameritrade Holding Corporation(b)	602,400
20,363	Discovery Holding Company(b)	308,499	66,300	Anglo Irish Bank
7,300	Garmin, Ltd.(c)	484,355		Corporation plc(b,d)	1,001,815
7,100	Harman International		64,000	Charles Schwab Corporation	938,880
	Industries, Inc.	694,735	57,400	Citigroup, Inc.	2,785,622
35,300	Home Depot, Inc.	1,428,944	17,600	Countrywide Financial
14,900	Industria de Diseno			Corporation	601,744
	Textil SA (Inditex)(b,c,d)	486,759	18,300	E*TRADE Financial Corporation(b)	381,738
29,500	International Game Technology	908,010	6,400	Franklin Resources, Inc.	601,664
33,700	Kohl’s Corporation(b)	1,637,820	15,600	Genworth Financial, Inc.	539,448
5,300	Lennar Corporation	323,406	4,900	Goldman Sachs Group, Inc.	625,779
160,132	Liberty Media Corporation(b)	1,260,239	14,600	Hartford Financial
6,600	MGM MIRAGE(b)	242,022		Services Group, Inc.	1,253,994
54,200	News Corporation	842,810	5,400	Legg Mason, Inc.(c)	646,326
13,000	NIKE, Inc.	1,128,270	23,400	Marsh & McLennan
34,800	PETsMART, Inc.(c)	892,968		Companies, Inc.	743,184
15,800	Target Corporation	868,526	16,600	Merrill Lynch & Company, Inc.	1,124,318
42,300	Time Warner, Inc.	737,712	23,700	Northern Trust Corporation	1,228,134
36,200	Univision Communications, Inc.(b) 1,063,918		26,200	SLM Corporation	1,443,358
20,000	Wynn Resorts, Ltd.(b,c)	1,097,000	25,100	State Street Corporation	1,391,544

	Total Consumer		27,800	UBS AG(b,d)	2,642,310

	Discretionary	18,022,405		Total Financials	23,362,004

Consumer Staples (5.8%)			Health Care (14.1%)
8,300	PepsiCo, Inc.	490,364	26,800	Amgen, Inc.(b)	2,113,448
21,937	Procter & Gamble Company	1,269,714	22,000	Caremark Rx, Inc.(b)	1,139,380
16,700	Reckitt Benckiser plc	550,758	9,800	Genentech, Inc.(b)	906,500
22,000	SYSCO Corporation	683,100	17,900	Gilead Sciences, Inc.(b)	942,077
20,100	Walgreen Company	889,626	4,500	Humana, Inc.(b)	244,485
5,300	Wal-Mart de Mexico(c)	293,956	13,200	Johnson & Johnson	793,320
52,000	Wal-Mart de Mexico SA de CV(b)	288,549	20,900	Medtronic, Inc.	1,203,213
62,300	Wal-Mart Stores, Inc.	2,915,640	26,100	Novartis AG(b,d)	1,368,892

	Total Consumer Staples	7,381,707	36,840	Pfizer, Inc.	859,109

			20,700	Quest Diagnostics, Inc.	1,065,636
Energy (5.1%)			4,700	Roche Holding AG(b,d)	704,692
18,800	Baker Hughes, Inc.	1,142,664	9,500	Sepracor, Inc.(b,c)	490,200
20,700	Exxon Mobil Corporation	1,162,719	7,100	St. Jude Medical, Inc.(b)	356,420
15,400	Murphy Oil Corporation	831,446	14,200	Stryker Corporation	630,906
19,300	Schlumberger, Ltd.	1,874,995	49,400	UnitedHealth Group, Inc.	3,069,716
5,900	Total SA(b,c,d)	1,487,773	16,800	WellPoint, Inc.(b)	1,340,472

	Total Energy	6,499,597	9,500	Zimmer Holdings, Inc.(b)	640,680

				Total Health Care	17,869,146

The accompanying notes to the financial statements are an integral part of this schedule.

Partner Growth Stock Portfolio
Schedule of Investments as of December 31, 2005(a)

Shares	Common Stock (92.1%)	Value	Shares	Common Stock (92.1%)	Value

Industrials (8.0%)			90,600	Oracle Corporation(b)	$1,106,226
59,200	Cendant Corporation	$1,021,200	17,600	QUALCOMM, Inc.	758,208
37,900	Danaher Corporation	2,114,062	1,020	Samsung Electronics
12,600	Deere & Company	858,186		Company, Ltd.(b,d)	656,226
5,200	General Dynamics Corporation	593,060	39,000	Xilinx, Inc.	983,190
128,800	General Electric Company	4,514,451	27,200	Yahoo!, Inc.(b)	1,065,696

29,700	Southwest Airlines Company	487,971		Total Information
18,100	Tyco International, Ltd.	522,366		Technology	26,735,382

	Total Industrials	10,111,296

			Materials (2.0%)
Information Technology (21.1%)			65,600	BHP Billiton, Ltd.(b,d)	1,092,521
75,700	Accenture, Ltd.(c)	2,185,459	18,200	Monsanto Company	1,411,046

8,300	Affiliated Computer			Total Materials	2,503,567

	Services, Inc.(b,c)	491,194
20,400	Amdocs, Ltd.(b,c)	561,000	Telecommunications Services (3.4%)
37,600	Analog Devices, Inc.	1,348,712	36,500	America Movil SA de CV ADR	1,067,990
28,500	Automatic Data Processing, Inc.	1,307,865	29,300	Crown Castle International
24,900	Cisco Systems, Inc.(b)	426,288		Corporation(b)	788,463
71,700	Corning, Inc.(b)	1,409,622	19,900	Rogers Communications, Inc.	840,974
75,600	Dell, Inc.(b)	2,267,244	26,890	Sprint Nextel Corporation	628,150
8,000	Electronic Arts, Inc.(b)	418,480	9,800	Telus Corporation	394,548
63,500	EMC Corporation(b)	864,870	7,400	Telus Corporation	304,657
28,400	First Data Corporation	1,221,484	117,400	Vodafone Group plc(b,d)	252,636

2,400	Google, Inc.(b)	995,664		Total Telecommunications
65,400	Intel Corporation	1,632,384		Services	4,277,418

31,700	Juniper Networks, Inc.(b)	706,910

12,700	Marvell Technology Group, Ltd.(b)	712,343		Total Common Stock
30,700	Maxim Integrated Products, Inc.	1,112,568		(cost $96,751,155)	116,762,522

140,600	Microsoft Corporation	3,676,690
45,100	Nokia Oyj(b,d)	827,059

The accompanying notes to the financial statements are an integral part of this schedule.

Partner Growth Stock Portfolio
Schedule of Investments as of December 31, 2005(a)
		Interest	Maturity
Shares	Collateral Held for Securities Loaned (4.6%)	Rate(e)	Date	Value

5,829,960	Thrivent Financial Securities Lending Trust	4.300%	N/A	$5,829,960

	Total Collateral Held for Securities Loaned
	(cost $5,829,960)			5,829,960

		Interest	Maturity
Shares	Short-Term Investments (3.3%)	Rate(e)	Date	Value

4,203,259	Thrivent Money Market Portfolio	3.920%	N/A	$4,203,259

	Total Short-Term Investments (at amortized cost)			4,203,259

	Total Investments (cost $106,784,374)			$126,795,741

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) Security is fair valued as discussed in the notes to the financial statements.

(e) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

(f) Miscellaneous footnotes: ADR -- American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

The accompanying notes to the financial statements are an integral part of this schedule.

	Large Cap Value Portfolio
	Schedule of Investments as of December 31, 2005(a)
Shares	Common Stock (91.1%)	Value	Shares	Common Stock (91.1%)	Value

Consumer Discretionary (8.5%)			36,400	Nabors Industries, Ltd.(b)	$2,757,300
62,100	Barnes & Noble, Inc.	$2,649,807	20,900	National Oilwell Varco, Inc.(b)	1,310,430
7,538	CCE Spinco, Inc.(b)	98,741	15,200	Occidental Petroleum
60,300	Clear Channel			Corporation	1,214,176
	Communications, Inc.	1,896,435	27,400	Transocean, Inc.(b)	1,909,506
75,700	Comcast Corporation(b)	1,965,172	80,600	Weatherford International, Ltd.(b)	2,917,720

23,060	Discovery Holding Company(b,c)	349,359		Total Energy	59,760,290

34,000	Federated Department Stores, Inc.	2,255,220
55,200	Home Depot, Inc.	2,234,496	Financials (25.7%)
62,200	J.C. Penney Company, Inc.		55,400	ACE, Ltd.	2,960,576
	(Holding Company)	3,458,320	44,100	Allstate Corporation	2,384,487
46,600	Johnson Controls, Inc.	3,397,606	70,100	American International
252,900	Liberty Media Corporation(b)	1,990,323		Group, Inc.	4,782,923
156,700	McDonald’s Corporation	5,283,924	75,900	Aon Corporation	2,728,605
57,300	McGraw-Hill Companies, Inc.	2,958,399	220,850	Bank of America Corporation	10,192,228
45,700	Office Depot, Inc.(b)	1,434,980	45,100	Capital One Financial
51,500	Sherwin-Williams Company	2,339,130		Corporation	3,896,640
412,800	Time Warner, Inc.	7,199,232	32,000	Chubb Corporation	3,124,800
27,700	Viacom, Inc.(b)	903,020	60,900	CIT Group, Inc.	3,153,402
169,700	Walt Disney Company	4,067,709	257,845	Citigroup, Inc.	12,513,218

	Total Consumer		34,900	City National Corporation	2,528,156
	Discretionary	44,481,873	38,400	Equity Office Properties Trust	1,164,672

			12,900	Everest Re Group, Ltd.	1,294,515
Consumer Staples (6.7%)			64,075	Federal Home Loan
133,600	Altria Group, Inc.	9,982,592		Mortgage Corporation	4,187,301
97,300	Archer-Daniels-Midland		16,000	Goldman Sachs Group, Inc.	2,043,360
	Company	2,399,418	33,515	Hartford Financial Services
114,100	Kellogg Company	4,931,402		Group, Inc.	2,878,603
103,445	Kimberly-Clark Corporation	6,170,494	261,952	J.P. Morgan Chase & Company	10,396,875
92,000	Kroger Company(b)	1,736,960	26,700	Lehman Brothers Holdings, Inc.	3,422,139
46,600	PepsiCo, Inc.	2,753,128	85,500	Mellon Financial Corporation	2,928,375
35,200	Reynolds American, Inc.(c)	3,355,616	127,200	Merrill Lynch & Company, Inc.	8,615,256
78,600	Wal-Mart Stores, Inc.	3,678,480	73,600	Morgan Stanley	4,176,064

	Total Consumer Staples	35,008,090	53,200	Northern Trust Corporation	2,756,824

			38,800	Piper Jaffray Companies(b,c)	1,567,520
Energy (11.4%)			23,100	PMI Group, Inc.(c)	948,717
12,700	Anadarko Petroleum Corporation	1,203,325	86,100	PNC Financial Services
44,840	Apache Corporation	3,072,437		Group, Inc.	5,323,563
43,900	Baker Hughes, Inc.	2,668,242	98,100	Principal Financial Group, Inc.	4,652,883
49,100	BP plc	3,153,202	74,300	Prudential Financial, Inc.	5,438,017
169,666	Chevron Corporation	9,631,939	12,800	Simon Property Group, Inc.	980,864
146,058	ConocoPhillips	8,497,654	168,700	St. Paul Travelers Companies, Inc.	7,535,829
21,000	Devon Energy Corporation	1,313,340	86,600	U.S. Bancorp	2,588,474
20,800	Diamond Offshore Drilling, Inc.(c)	1,446,848	70,116	Wachovia Corporation	3,706,332
53,900	ENSCO International, Inc.	2,390,465	91,714	Washington Mutual, Inc.	3,989,540
239,900	Exxon Mobil Corporation	13,475,183	94,995	Wells Fargo & Company	5,968,536

45,900	Marathon Oil Corporation	2,798,523		Total Financials	134,829,294

The accompanying notes to the financial statements are an integral part of this schedule.

Large Cap Value Portfolio
Schedule of Investments as of December 31, 2005(a)

Shares	Common Stock (91.1%)	Value	Shares	Common Stock (91.1%)	Value

Health Care (8.2%)			129,000	Hewlett-Packard Company	$3,693,270
34,900	Aetna, Inc.	$3,291,419	74,550	Hyperion Solutions
64,700	Baxter International, Inc.	2,435,955		Corporation(b,c)	2,670,381
7,400	Biotech HOLDRS Trust	1,484,366	54,400	Intel Corporation	1,357,824
23,900	CIGNA Corporation	2,669,630	87,300	International Business
27,100	Eli Lilly and Company	1,533,589		Machines Corporation	7,176,060
54,400	Forest Laboratories, Inc.(b)	2,212,992	234,700	Microsoft Corporation	6,137,405
30,400	GlaxoSmithKline plc	1,534,592	115,300	Motorola, Inc.	2,604,627
68,600	HCA, Inc.	3,464,300	115,200	National Semiconductor
68,525	Johnson & Johnson	4,118,352		Corporation	2,992,896
30,500	Novartis AG ADR	1,600,640	151,490	Nokia Oyj ADR	2,772,267
285,700	Pfizer, Inc.	6,662,524	246,400	Tellabs, Inc.(b)	2,685,760

102,300	Sanofi-Aventis ADR	4,490,970		Total Information
123,500	Schering-Plough Corporation	2,574,975		Technology	42,642,896

111,200	Wyeth	5,122,984

	Total Health Care	43,197,288	Materials (3.1%)

			84,895	Alcoa, Inc.	2,510,345
Industrials (12.8%)			107,200	E.I. du Pont de Nemours and
32,300	3M Company	2,503,250		Company	4,556,000
87,900	AMR Corporation(b)	1,954,017	62,140	International Paper Company	2,088,525
43,300	Canadian National		79,100	MeadWestvaco Corporation	2,217,173
	Railway Company	3,463,567	11,800	Phelps Dodge Corporation	1,697,666
61,300	Caterpillar, Inc.	3,541,301	64,400	Praxair, Inc.	3,410,624

18,100	Deere & Company	1,232,791		Total Materials	16,480,333

90,500	Emerson Electric Company	6,760,350
201,500	General Electric Company	7,062,575	Telecommunications Services (3.9%)
138,080	Honeywell International, Inc.	5,143,480	37,000	ALLTEL Corporation	2,334,700
86,500	Lockheed Martin Corporation	5,503,995	199,540	AT&T, Inc.	4,886,735
84,000	Parker-Hannifin Corporation	5,540,640	99,650	BellSouth Corporation	2,700,515
127,200	Republic Services, Inc.	4,776,360	234,802	Sprint Nextel Corporation	5,484,975
181,700	Steelcase, Inc.(c)	2,876,311	134,655	Verizon Communications, Inc.	4,055,809
22,400	Terex Corporation(b)	1,330,560	49,300	Vodafone Group plc ADR	1,058,471

42,300	Textron, Inc.	3,256,254		Total Telecommunications
87,375	Tyco International, Ltd.	2,521,642		Services	20,521,205

61,900	Union Pacific Corporation	4,983,569
88,300	United Technologies Corporation	4,936,853	Utilities (2.7%)

	Total Industrials	67,387,515	35,085	Dominion Resources, Inc.	2,708,562

			36,000	Entergy Corporation	2,471,400
Information Technology (8.1%)			85,300	Exelon Corporation	4,532,842
97,700	Accenture, Ltd.	2,820,599	63,600	FirstEnergy Corporation	3,115,764
94,000	Amdocs, Ltd.(b)	2,585,000	46,400	PPL Corporation	1,364,160

75,440	Applied Materials, Inc.	1,353,394		Total Utilities	14,192,728

89,400	Citrix Systems, Inc.(b)	2,572,932

45,900	Comverse Technology, Inc.(b)	1,220,481		Total Common Stock
				(cost $418,021,420)	478,501,512

The accompanying notes to the financial statements are an integral part of this schedule.

Large Cap Value Portfolio
Schedule of Investments as of December 31, 2005(a)

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (2.2%)	Rate(d)	Date	Value

11,703,347	Thrivent Financial Securities Lending Trust	4.300%	N/A	$11,703,347

	Total Collateral Held for Securities Loaned
	(cost $11,703,347)			11,703,347

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (6.7%)	Rate(d)	Date	Value

$6,245,000	Morgan Stanley	4.200%	1/3/2006	$6,243,543
8,000,000	Park Avenue Receivables Corporation	4.260	1/12/2006	7,989,587
10,234,309	Thrivent Money Market Portfolio	3.920	N/A	10,234,309
11,007,000	UBS Americas, Inc.	4.190	1/3/2006	11,004,438

	Total Short-Term Investments (at amortized cost)			35,471,877

	Total Investments (cost $465,196,644)			$525,676,736

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

(e) Miscellaneous footnote: ADR -- American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

The accompanying notes to the financial statements are an integral part of this schedule.

		Large Cap Stock Portfolio
		Schedule of Investments as of December 31, 2005(a)
Shares	Common Stock (92.4%)	Value	Shares	Common Stock (92.4%)	Value

Consumer Discretionary (10.3%)			Energy (9.1%)
19,100	Black & Decker Corporation	$1,660,936	22,100	Apache Corporation	$1,514,292
22,200	Brunswick Corporation(b)	902,652	70,400	BJ Services Company	2,581,568
208,100	Comcast Corporation(c)	5,346,089	39,000	BP plc	2,504,580
84,966	D.R. Horton, Inc.	3,035,835	50,800	Burlington Resources, Inc.	4,378,960
47,600	eBay, Inc.(c)	2,058,700	116,819	Chevron Corporation	6,631,815
25,000	Fortune Brands, Inc.	1,950,500	93,500	ConocoPhillips	5,439,830
25,500	Harley-Davidson, Inc.(b)	1,312,995	12,100	ENSCO International, Inc.	536,635
66,000	Hilton Hotels Corporation	1,591,260	285,200	Exxon Mobil Corporation	16,019,684
153,700	Home Depot, Inc.	6,221,776	35,100	Nabors Industries, Ltd.(c)	2,658,825
47,300	J.C. Penney Company, Inc.		30,200	National Oilwell Varco, Inc.(c)	1,893,540
	(Holding Company)	2,629,880	14,900	Peabody Energy Corporation	1,228,058
34,400	Kohl’s Corporation(c)	1,671,840	15,300	Rowan Companies, Inc.	545,292
43,700	Lowe’s Companies, Inc.	2,913,042	21,800	Schlumberger, Ltd.	2,117,870
117,000	McDonald’s Corporation	3,945,240	20,500	Smith International, Inc.	760,755
55,200	McGraw-Hill Companies, Inc.	2,849,976	39,500	Transocean, Inc.(c)	2,752,755
12,700	NIKE, Inc.	1,102,233	31,000	Valero Energy Corporation	1,599,600
86,800	Nordstrom, Inc.	3,246,320	50,500	Weatherford International, Ltd.(c)	1,828,100
65,500	Pulte Homes, Inc.	2,578,080	31,800	XTO Energy, Inc.	1,397,292

88,150	Staples, Inc.	2,001,886		Total Energy	56,389,451

29,700	Starwood Hotels & Resorts
	Worldwide, Inc.	1,896,642	Financials (17.7%)
74,400	Target Corporation	4,089,768	58,400	Allstate Corporation	3,157,688
274,900	Time Warner, Inc.	4,794,256	46,300	American Capital
19,200	Viacom, Inc.(c)	625,920		Strategies, Ltd.(b)	1,676,523
164,800	Walt Disney Company	3,950,256	137,800	American Express Company	7,091,188
35,900	Yum! Brands, Inc.	1,682,992	140,100	American International

	Total Consumer			Group, Inc.	9,559,023
	Discretionary	64,059,074	26,620	Ameriprise Financial, Inc.	1,091,420

			241,600	Bank of America Corporation	11,149,840
Consumer Staples (7.6%)			20,300	Bear Stearns Companies, Inc.	2,345,259
125,900	Altria Group, Inc.	9,407,248	27,600	Capital One Financial
22,400	Bunge Limited Finance			Corporation	2,384,640
	Corporation(b)	1,268,064	26,600	Chubb Corporation	2,597,490
57,200	Coca-Cola Company	2,305,732	45,400	CIT Group, Inc.	2,350,812
53,600	Constellation Brands, Inc.(b,c)	1,405,928	262,100	Citigroup, Inc.	12,719,713
121,500	CVS Corporation	3,210,030	17,700	Federal Home Loan
38,600	Dean Foods Company(c)	1,453,676		Mortgage Corporation	1,156,695
13,400	Kellogg Company	579,148	39,800	Federal National Mortgage
19,900	Kimberly-Clark Corporation	1,187,035		Association	1,942,638
39,500	Kraft Foods, Inc.(b)	1,111,530	53,000	Goldman Sachs Group, Inc.	6,768,630
124,500	PepsiCo, Inc.	7,355,460	23,400	Hartford Financial Services
128,400	Procter & Gamble Company	7,431,792		Group, Inc.	2,009,826
11,100	Reynolds American, Inc.(b)	1,058,163	160,496	J.P. Morgan Chase & Company	6,370,086
37,200	Walgreen Company	1,646,472	32,300	Lehman Brothers Holdings, Inc.	4,139,891
168,900	Wal-Mart Stores, Inc.	7,904,520	18,100	Loews Corporation	1,716,785

	Total Consumer Staples	47,324,798	71,000	Merrill Lynch & Company, Inc.	4,808,830

The accompanying notes to the financial statements are an integral part of this schedule.

Large Cap Stock Portfolio
Schedule of Investments as of December 31, 2005(a)

Shares	Common Stock (92.4%)	Value	Shares	Common Stock (92.4%)	Value

Financials -- continued			60,600	WellPoint, Inc.(c)	$4,835,274
75,800	MetLife, Inc.	$3,714,200	90,200	Wyeth	4,155,514
12,400	Morgan Stanley	703,576	20,700	Zimmer Holdings, Inc.(c)	1,396,008

34,600	PNC Financial Services			Total Health Care	87,697,357

	Group, Inc.	2,139,318
15,200	Progressive Corporation	1,775,056	Industrials (11.4%)
56,500	Prudential Financial, Inc.	4,135,235	17,300	3M Company	1,340,750
20,400	SAFECO Corporation	1,152,600	44,900	Burlington Northern
48,300	St. Paul Travelers			Santa Fe Corporation	3,179,818
	Companies, Inc.	2,157,561	40,100	C.H. Robinson Worldwide, Inc.	1,484,903
34,100	Wachovia Corporation	1,802,526	16,800	Canadian National
88,500	Wells Fargo & Company	5,560,455		Railway Company	1,343,832
18,800	Zions Bancorporation	1,420,528	36,200	Caterpillar, Inc.	2,091,274

	Total Financials	109,598,032	14,000	Deere & Company	953,540

			50,700	Emerson Electric Company	3,787,290
Health Care (14.1%)			41,000	Fastenal Company(b)	1,606,790
76,900	Abbott Laboratories	3,032,167	31,900	FedEx Corporation	3,298,141
32,300	Aetna, Inc.	3,046,213	24,100	General Dynamics Corporation	2,748,605
84,200	Amgen, Inc.(c)	6,640,012	476,100	General Electric Company	16,687,306
16,100	Bausch & Lomb, Inc.(b)	1,093,190	82,400	Honeywell International, Inc.	3,069,400
58,900	Baxter International, Inc.	2,217,585	33,200	Illinois Tool Works, Inc.	2,921,268
33,200	C.R. Bard, Inc.	2,188,544	75,400	Ingersoll-Rand Company	3,043,898
74,700	Caremark Rx, Inc.(c)	3,868,713	65,400	JB Hunt Transport Services, Inc.	1,480,656
20,700	Eli Lilly and Company	1,171,413	20,900	Lockheed Martin Corporation	1,329,867
24,900	Fisher Scientific		82,200	Norfolk Southern Corporation	3,685,026
	International, Inc.(c)	1,540,314	33,100	Northrop Grumman Corporation	1,989,641
21,100	Genentech, Inc.(c)	1,951,750	20,300	PACCAR, Inc.	1,405,369
25,100	Gilead Sciences, Inc.(c)	1,321,013	135,300	Tyco International, Ltd.	3,904,758
8,000	Guidant Corporation	518,000	40,600	United Parcel Service, Inc.	3,051,090
32,700	Henry Schein, Inc.(b,c)	1,427,028	110,100	United Technologies Corporation	6,155,691

31,600	Humana, Inc.(c)	1,716,828		Total Industrials	70,558,913

14,300	Invitrogen Corporation(b,c)	952,952
208,300	Johnson & Johnson	12,518,830	Information Technology (16.1%)
23,200	Laboratory Corporation of		72,100	Adobe Systems, Inc.	2,664,816
	America Holdings(c)	1,249,320	22,900	Alliance Data Systems
23,300	LifePoint Hospitals, Inc.(b,c)	873,750		Corporation(b,c)	815,240
40,700	McKesson Corporation	2,099,713	30,400	Analog Devices, Inc.	1,090,448
109,600	Medtronic, Inc.	6,309,672	83,100	Apple Computer, Inc.(c)	5,974,059
38,400	Novartis AG ADR	2,015,232	69,800	Applied Materials, Inc.	1,252,212
319,100	Pfizer, Inc.	7,441,412	50,100	Automatic Data Processing, Inc.	2,299,089
32,600	Sanofi-Aventis ADR	1,431,140	415,000	Cisco Systems, Inc.(c)	7,104,800
54,400	St. Jude Medical, Inc.(c)	2,730,880	37,100	Citrix Systems, Inc.(c)	1,067,738
46,400	Teva Pharmaceutical		26,600	Cognizant Technology
	Industries, Ltd.(b)	1,995,664		Solutions Corporation(c)	1,339,310
95,900	UnitedHealth Group, Inc.	5,959,226	79,200	Corning, Inc.(c)	1,557,072

The accompanying notes to the financial statements are an integral part of this schedule.

Large Cap Stock Portfolio
Schedule of Investments as of December 31, 2005(a)

Shares	Common Stock (92.4%)	Value	Shares	Common Stock (92.4%)		Value

Information Technology -- continued			28,500	Inco, Ltd.		$1,241,745
151,200	Dell, Inc.(c)	$4,534,488	21,300	Phelps Dodge Corporation		3,064,431
263,700	EMC Corporation(c)	3,591,594	60,200	Praxair, Inc.		3,188,192
37,800	First Data Corporation	1,625,778	15,900	Weyerhaeuser Company		1,054,806

33,300	Fiserv, Inc.(c)	1,440,891		Total Materials		13,941,058

87,900	Hewlett-Packard Company	2,516,577
407,000	Intel Corporation	10,158,720	Miscellaneous (0.4%)
66,300	International Business		19,100	S&P 500 Large Index Depository
	Machines Corporation	5,449,860		Receipts(b)		2,376,613

37,700	Jabil Circuit, Inc.(c)	1,398,293		Total Miscellaneous		2,376,613

26,000	KLA-Tencor Corporation(b)	1,282,580
48,200	Linear Technology Corporation	1,738,574	Telecommunications Services (1.5%)
20,400	Marvell Technology Group, Ltd.(c)	1,144,236	103,100	AT&T, Inc.		2,524,919
28,900	Microchip Technology, Inc.	929,135	222,524	Sprint Nextel Corporation		5,198,161
560,800	Microsoft Corporation	14,664,920	64,900	Verizon Communications, Inc.		1,954,788

244,700	Motorola, Inc.	5,527,773		Total Telecommunications
52,500	National Semiconductor			Services		9,677,868

	Corporation	1,363,950
39,100	Network Appliance, Inc.(c)	1,055,700	Utilities (2.0%)
54,300	Nokia Oyj ADR	993,690	16,900	American Electric Power
238,300	Oracle Corporation(c)	2,909,643		Company, Inc.		626,821
71,700	QUALCOMM, Inc.	3,088,836	37,500	Edison International, Inc.		1,635,375
145,200	Texas Instruments, Inc.	4,656,564	30,200	Entergy Corporation		2,073,230
66,600	VeriSign, Inc.(c)	1,459,872	33,500	Exelon Corporation		1,780,190
76,800	Yahoo!, Inc.(c)	3,009,024	28,800	PG&E Corporation(b)		1,069,056

	Total Information		21,800	PPL Corporation		640,920
	Technology	99,705,482	15,600	Sempra Energy		699,504

			76,400	TXU Corporation		3,834,516

Materials (2.2%)				Total Utilities		12,359,612

25,000	Ball Corporation	993,000

79,900	Dow Chemical Company	3,501,218		Total Common Stock
17,400	Eastman Chemical Company	897,666		(cost $512,140,605)		573,688,258

				Interest	Maturity
Shares	Collateral Held for Securities Loaned (2.7%)			Rate(d)	Date	Value

16,740,878	Thrivent Financial Securities Lending Trust			4.300%	N/A	$16,740,878

	Total Collateral Held for Securities Loaned
	(cost $16,740,878)					16,740,878

The accompanying notes to the financial statements are an integral part of this schedule.

Large Cap Stock Portfolio
Schedule of Investments as of December 31, 2005(a)

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (4.9%)	Rate(d)	Date	Value

$13,450,000	Corporate Receivables Corporation Funding, LLC	4.170%	1/3/2006	$13,446,884
6,963,000	Park Avenue Receivables Corporation	4.260	1/12/2006	6,953,936
9,794,145	Thrivent Money Market Portfolio	3.920	N/A	9,794,145

	Total Short-Term Investments (at amortized cost)			30,194,965

	Total Investments (cost $559,076,448)			$620,624,101

(a) The categories of investments are shown as a percentage of total investments.

(b) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(c) Non-income producing security.

(d) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

(e) Miscellaneous footnotes: ADR -- American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

The accompanying notes to the financial statements are an integral part of this schedule.

	Large Cap Index Portfolio
	Schedule of Investments as of December 31, 2005(a)
Shares	Common Stock (96.7%)	Value	Shares	Common Stock (96.7%)	Value

Consumer Discretionary (10.4%)			33,200	Interpublic Group of
21,200	Amazon.com, Inc.(b)	$999,580		Companies, Inc.(b,c)	$320,380
9,800	Apollo Group, Inc.(b)	592,508	16,300	J.C. Penney Company, Inc.
14,600	AutoNation, Inc.(b)	317,258		(Holding Company)	906,280
3,500	AutoZone, Inc.(b)	321,125	13,200	Johnson Controls, Inc.	962,412
20,800	Bed Bath & Beyond, Inc.(b)	751,920	8,100	Jones Apparel Group, Inc.	248,832
28,725	Best Buy Company, Inc.	1,248,963	5,500	KB Home	399,630
6,800	Big Lots, Inc.(b,c)	81,668	5,100	Knight-Ridder, Inc.(c)	322,830
5,800	Black & Decker Corporation	504,368	23,000	Kohl’s Corporation(b)	1,117,800
6,000	Brunswick Corporation	243,960	13,500	Leggett & Platt, Inc.(c)	309,960
29,400	Carnival Corporation	1,572,018	10,300	Lennar Corporation(c)	628,506
1	CCE Spinco, Inc.(b)	7	24,404	Limited Brands, Inc.	545,429
8,900	Centex Corporation	636,261	6,900	Liz Claiborne, Inc.	247,158
11,500	Circuit City Stores, Inc.(c)	259,785	54,600	Lowe’s Companies, Inc.	3,639,636
39,300	Clear Channel		12,000	Marriott International, Inc.	803,640
	Communications, Inc.	1,235,985	29,050	Mattel, Inc.	459,571
25,800	Coach, Inc.(b)	860,172	4,400	Maytag Corporation	82,808
153,077	Comcast Corporation(b)	3,973,879	87,700	McDonald’s Corporation	2,957,244
5,500	Cooper Tire & Rubber Company(c)	84,260	26,200	McGraw-Hill Companies, Inc.	1,352,706
19,300	D.R. Horton, Inc.	689,589	3,200	Meredith Corporation(c)	167,488
11,666	Dana Corporation(c)	83,762	8,900	New York Times Company(c)	235,405
9,350	Darden Restaurants, Inc.	363,528	20,073	Newell Rubbermaid, Inc.(c)	477,336
3,300	Dillard’s, Inc.(c)	81,906	172,600	News Corporation	2,683,930
20,715	Dollar General Corporation(c)	395,035	13,400	NIKE, Inc.	1,162,986
4,600	Dow Jones & Company, Inc.(c)	163,254	15,200	Nordstrom, Inc.	568,480
5,900	E.W. Scripps Company(c)	283,318	21,900	Office Depot, Inc.(b)	687,660
19,900	Eastman Kodak Company(c)	465,660	5,700	OfficeMax, Inc.(c)	144,552
80,700	eBay, Inc.(b)	3,490,275	12,900	Omnicom Group, Inc.	1,098,177
10,700	Family Dollar Stores, Inc.(c)	265,253	15,300	Pulte Homes, Inc.	602,208
18,584	Federated Department Stores, Inc.	1,232,677	10,300	RadioShack Corporation(c)	216,609
128,500	Ford Motor Company(c)	992,020	4,200	Reebok International, Ltd.	244,566
10,600	Fortune Brands, Inc.	827,012	6,532	Sears Holdings Corporation(b)	754,642
17,100	Gannett Company, Inc.	1,035,747	7,400	Sherwin-Williams Company	336,108
39,962	Gap, Inc.	704,930	4,300	Snap-On, Inc.(c)	161,508
40,100	General Motors Corporation(c)	778,742	5,200	Stanley Works(c)	249,808
13,000	Genuine Parts Company	570,960	52,175	Staples, Inc.	1,184,894
13,700	Goodyear Tire & Rubber		53,600	Starbucks Corporation(b)	1,608,536
	Company(b,c)	238,106	15,000	Starwood Hotels & Resorts
23,400	H&R Block, Inc.	574,470		Worldwide, Inc.	957,900
19,700	Harley-Davidson, Inc.(c)	1,014,353	60,600	Target Corporation	3,331,182
13,100	Harrah’s Entertainment, Inc.	933,899	10,100	Tiffany & Company	386,729
11,950	Hasbro, Inc.	241,151	330,450	Time Warner, Inc.	5,763,048
24,400	Hilton Hotels Corporation	588,284	30,900	TJX Companies, Inc.	717,807
149,800	Home Depot, Inc.	6,063,904	18,400	Tribune Company	556,784
24,300	International Game Technology(c)	747,954	16,000	Univision Communications, Inc.(b)	470,240

The accompanying notes to the financial statements are an integral part of this schedule.

Large Cap Index Portfolio
Schedule of Investments as of December 31, 2005(a)

Shares	Common Stock (96.7%)	Value	Shares	Common Stock (96.7%)	Value

Consumer Discretionary -- continued			175,400	Wal-Mart Stores, Inc.	$8,208,720
5,800	VF Corporation	$320,972	9,700	Whole Foods Market, Inc.	750,683
109,344	Viacom, Inc.(b)	3,564,614	12,900	William Wrigley Jr. Company	857,721

137,047	Walt Disney Company	3,285,017		Total Consumer Staples	76,006,951

8,800	Wendy’s International, Inc.	486,288
4,800	Whirlpool Corporation(c)	402,048	Energy (8.9%)
20,140	Yum! Brands, Inc.	944,163	5,700	Amerada Hess Corporation	722,874

	Total Consumer		16,486	Anadarko Petroleum Corporation	1,562,048
	Discretionary	85,586,013	22,620	Apache Corporation	1,549,922

			23,300	Baker Hughes, Inc.	1,416,174
Consumer Staples (9.3%)			22,700	BJ Services Company	832,409
5,450	Alberto-Culver Company(c)	249,338	26,170	Burlington Resources, Inc.	2,255,854
26,877	Albertson’s, Inc.(c)	573,824	155,896	Chevron Corporation	8,850,216
147,500	Altria Group, Inc.	11,021,200	96,180	ConocoPhillips	5,595,752
55,000	Anheuser-Busch Companies, Inc.	2,362,800	30,400	Devon Energy Corporation	1,901,216
45,568	Archer-Daniels-Midland Company	1,123,707	45,718	El Paso Corporation(c)	555,931
32,800	Avon Products, Inc.	936,440	17,000	EOG Resources, Inc.	1,247,290
5,700	Brown-Forman Corporation(c)	395,124	433,008	Exxon Mobil Corporation	24,322,059
13,400	Campbell Soup Company	398,918	35,600	Halliburton Company	2,205,776
10,300	Clorox Company	585,967	7,724	Kerr-McGee Corporation	701,803
147,100	Coca-Cola Company	5,929,601	7,800	Kinder Morgan, Inc.	717,210
20,300	Coca-Cola Enterprises, Inc.	389,151	25,634	Marathon Oil Corporation	1,562,905
35,800	Colgate-Palmolive Company	1,963,630	11,800	Murphy Oil Corporation	637,082
35,600	ConAgra Foods, Inc.	721,968	11,300	Nabors Industries, Ltd.(b)	855,975
12,900	Constellation Brands, Inc.(b)	338,367	12,500	National Oilwell Varco, Inc.(b)	783,750
32,600	Costco Wholesale Corporation	1,612,722	9,900	Noble Corporation	698,346
56,400	CVS Corporation	1,490,088	28,000	Occidental Petroleum Corporation	2,236,640
24,500	General Mills, Inc.	1,208,340	8,600	Rowan Companies, Inc.	306,504
23,400	H.J. Heinz Company	789,048	41,500	Schlumberger, Ltd.	4,031,725
12,600	Hershey Company	696,150	8,800	Sunoco, Inc.	689,744
18,200	Kellogg Company	786,604	23,211	Transocean, Inc.(b)	1,617,575
32,992	Kimberly-Clark Corporation	1,967,973	42,500	Valero Energy Corporation	2,193,000
51,000	Kroger Company(b)	962,880	23,600	Weatherford International, Ltd.(b)	854,320
10,600	McCormick & Company, Inc.(c)	327,752	39,800	Williams Companies, Inc.	922,166
3,700	Molson Coors Brewing Company(c)	247,863	25,800	XTO Energy, Inc.	1,133,652

11,000	Pepsi Bottling Group, Inc.	314,710		Total Energy	72,959,918

117,870	PepsiCo, Inc.	6,963,760
236,760	Procter & Gamble Company	13,703,669	Financials (20.6%)
5,900	Reynolds American, Inc.(c)	562,447	22,400	ACE, Ltd.	1,197,056
33,600	Safeway, Inc.	794,976	35,500	AFLAC, Inc.	1,647,910
57,500	Sara Lee Corporation	1,086,750	45,682	Allstate Corporation	2,470,026
10,100	SUPERVALU, Inc.	328,048	7,300	Ambac Financial Group, Inc.	562,538
44,300	SYSCO Corporation	1,375,515	87,900	American Express Company	4,523,334
19,300	Tyson Foods, Inc.	330,030	182,940	American International
11,900	UST, Inc.(c)	485,877		Group, Inc.	12,481,996
71,500	Walgreen Company	3,164,590	17,700	Ameriprise Financial, Inc.	725,700

The accompanying notes to the financial statements are an integral part of this schedule.

Large Cap Index Portfolio
Schedule of Investments as of December 31, 2005(a)

Shares	Common Stock (96.7%)	Value	Shares	Common Stock (96.7%)	Value

Financials -- continued			5,900	M&T Bank Corporation	$643,395
23,950	AmSouth Bancorporation	$627,730	37,500	Marsh & McLennan
22,325	Aon Corporation	802,584		Companies, Inc.	1,191,000
6,400	Apartment Investment &		14,700	Marshall & Ilsley Corporation	632,688
	Management Company	242,368	9,350	MBIA, Inc.	562,496
15,400	Archstone-Smith Trust	645,106	88,802	MBNA Corporation	2,411,862
285,438	Bank of America Corporation	13,172,964	31,000	Mellon Financial Corporation	1,061,750
55,400	Bank of New York Company, Inc.	1,764,490	65,300	Merrill Lynch & Company, Inc.	4,422,769
37,600	BB&T Corporation	1,575,816	53,000	MetLife, Inc.	2,597,000
8,331	Bear Stearns Companies, Inc.	962,480	6,300	MGIC Investment Corporation	414,666
20,700	Capital One Financial Corporation	1,788,480	17,000	Moody’s Corporation	1,044,140
74,025	Charles Schwab Corporation	1,085,947	76,550	Morgan Stanley	4,343,447
14,300	Chubb Corporation	1,396,395	40,100	National City Corporation	1,346,157
12,538	Cincinnati Financial		32,200	North Fork Bancorporation, Inc.	880,992
	Corporation(c)	560,198	13,400	Northern Trust Corporation	694,388
13,900	CIT Group, Inc.	719,742	13,100	Plum Creek Timber Company, Inc.	472,255
358,539	Citigroup, Inc.	17,399,898	20,500	PNC Financial Services Group, Inc.	1,267,515
11,350	Comerica, Inc.	644,226	19,500	Principal Financial Group, Inc.	924,885
8,200	Compass Bancshares, Inc.(c)	395,978	14,000	Progressive Corporation	1,634,920
40,900	Countrywide Financial		17,500	ProLogis Trust	817,600
	Corporation	1,398,371	35,000	Prudential Financial, Inc.	2,561,650
26,600	E*TRADE Financial Corporation(b)	554,876	5,900	Public Storage, Inc.	399,548
27,800	Equity Office Properties Trust	843,174	33,009	Regions Financial Corporation	1,127,587
20,400	Equity Residential REIT	798,048	8,500	SAFECO Corporation	480,250
49,300	Federal Home Loan Mortgage		13,300	Simon Property Group, Inc.	1,019,179
	Corporation	3,221,755	29,800	SLM Corporation	1,641,682
67,400	Federal National Mortgage		26,300	Sovereign Bancorp, Inc.	568,606
	Association	3,289,794	48,381	St. Paul Travelers Companies, Inc.	2,161,179
6,500	Federated Investors, Inc.(c)	240,760	23,600	State Street Corporation	1,308,384
39,094	Fifth Third Bancorp	1,474,626	25,100	SunTrust Banks, Inc.	1,826,276
8,200	First Horizon National		23,000	Synovus Financial Corporation	621,230
	Corporation(c)	315,208	9,734	T. Rowe Price Group, Inc.	701,140
10,800	Franklin Resources, Inc.	1,015,308	7,300	Torchmark Corporation	405,880
25,800	Genworth Financial, Inc.	892,164	128,485	U.S. Bancorp	3,840,417
18,100	Golden West Financial		22,224	UnumProvident Corporation(c)	505,596
	Corporation	1,194,600	8,600	Vornado Realty Trust	717,842
31,400	Goldman Sachs Group, Inc.	4,010,094	109,592	Wachovia Corporation	5,793,033
21,200	Hartford Financial Services		69,653	Washington Mutual, Inc.	3,029,910
	Group, Inc.	1,820,868	119,100	Wells Fargo & Company	7,483,053
16,771	Huntington Bancshares, Inc.	398,311	12,200	XL Capital, Ltd.(c)	822,036
246,793	J.P. Morgan Chase & Company	9,795,214	7,600	Zions Bancorporation	574,256

17,300	Janus Capital Group, Inc.	322,299		Total Financials	169,375,208

10,100	Jefferson-Pilot Corporation	574,993
29,000	KeyCorp	954,970	Health Care (12.9%)
18,600	Lehman Brothers Holdings, Inc.	2,383,962	111,100	Abbott Laboratories	4,380,673
12,400	Lincoln National Corporation	657,572	19,898	Aetna, Inc.	1,876,580
9,200	Loews Corporation	872,620	9,600	Allergan, Inc.	1,036,416

The accompanying notes to the financial statements are an integral part of this schedule.

Large Cap Index Portfolio
Schedule of Investments as of December 31, 2005(a)

Shares	Common Stock (96.7%)	Value	Shares	Common Stock (96.7%)	Value

Health Care -- continued			12,400	Quest Diagnostics, Inc.	$638,352
14,000	AmerisourceBergen Corporation	$579,600	102,900	Schering-Plough Corporation	2,145,465
86,240	Amgen, Inc.(b)	6,800,886	26,584	St. Jude Medical, Inc.(b)	1,334,517
11,900	Applera Corporation (Applied		20,500	Stryker Corporation	910,815
	Biosystems Group)	316,064	29,100	Tenet Healthcare Corporation(b)	222,906
4,000	Bausch & Lomb, Inc.	271,600	10,500	Thermo Electron Corporation(b)	316,365
43,800	Baxter International, Inc.	1,649,070	95,600	UnitedHealth Group, Inc.	5,940,584
17,700	Becton, Dickinson and Company	1,063,416	8,300	Waters Corporation(b)	313,740
23,200	Biogen Idec, Inc.(b)	1,051,656	7,500	Watson Pharmaceuticals, Inc.(b)	243,825
17,150	Biomet, Inc.	627,176	47,100	WellPoint, Inc.(b)	3,758,109
41,000	Boston Scientific Corporation(b)	1,004,090	95,900	Wyeth	4,418,113
140,300	Bristol-Myers Squibb Company(c)	3,224,094	17,250	Zimmer Holdings, Inc.(b)	1,163,340

7,300	C.R. Bard, Inc.	481,216		Total Health Care	105,848,981

30,075	Cardinal Health, Inc.	2,067,656
32,000	Caremark Rx, Inc.(b)	1,657,280	Industrials (11.0%)
7,300	Chiron Corporation(b)	324,558	53,100	3M Company	4,115,250
8,500	CIGNA Corporation	949,450	17,900	Allied Waste Industries, Inc.(b,c)	156,446
11,200	Coventry Health Care, Inc.(b)	637,952	10,800	American Power Conversion
80,300	Eli Lilly and Company	4,544,177		Corporation	237,600
9,900	Express Scripts, Inc.(b)	829,620	14,000	American Standard Companies, Inc. 559,300
8,800	Fisher Scientific		7,200	Avery Dennison Corporation(c)	397,944
	International, Inc.(b)	544,368	56,960	Boeing Company	4,000,870
23,600	Forest Laboratories, Inc.(b)	960,048	26,392	Burlington Northern Santa Fe
17,700	Genzyme Corporation(b)	1,252,806		Corporation	1,869,081
32,200	Gilead Sciences, Inc.(b)	1,694,686	48,100	Caterpillar, Inc.	2,778,737
22,900	Guidant Corporation	1,482,775	72,060	Cendant Corporation	1,243,035
29,700	HCA, Inc.	1,499,850	9,400	Cintas Corporation	387,092
17,700	Health Management		6,800	Cooper Industries, Ltd.	496,400
	Associates, Inc.(c)	388,692	14,800	CSX Corporation	751,396
11,080	Hospira, Inc.(b)	474,002	3,700	Cummins, Inc.(c)	332,001
11,800	Humana, Inc.(b)	641,094	16,900	Danaher Corporation	942,682
16,300	IMS Health, Inc.	406,196	17,300	Deere & Company	1,178,303
212,040	Johnson & Johnson	12,743,604	13,600	Dover Corporation	550,664
19,200	King Pharmaceuticals, Inc.(b)	324,864	10,900	Eaton Corporation	731,281
9,000	Laboratory Corporation of		28,700	Emerson Electric Company	2,143,890
	America Holdings(b)	484,650	8,600	Equifax, Inc.	326,972
6,200	Manor Care, Inc.(c)	246,574	21,660	FedEx Corporation	2,239,427
21,642	McKesson Corporation	1,116,511	6,400	Fluor Corporation	494,464
21,343	Medco Health Solutions, Inc.(b)	1,190,939	14,100	General Dynamics Corporation	1,608,105
18,100	MedImmune, Inc.(b)	633,862	747,000	General Electric Company	26,182,352
86,500	Medtronic, Inc.	4,979,805	8,100	Goodrich Corporation	332,910
154,600	Merck & Company, Inc.	4,917,826	59,475	Honeywell International, Inc.	2,215,444
3,600	Millipore Corporation(b)	237,744	14,500	Illinois Tool Works, Inc.	1,275,855
15,600	Mylan Laboratories, Inc.(c)	311,376	23,800	Ingersoll-Rand Company	960,806
9,400	Patterson Companies, Inc.(b,c)	313,960	6,700	ITT Industries, Inc.	688,894
10,300	PerkinElmer, Inc.	242,668	8,900	L-3 Communications
513,753	Pfizer, Inc.	11,980,720		Holdings, Inc.	661,715

The accompanying notes to the financial statements are an integral part of this schedule.

Large Cap Index Portfolio
Schedule of Investments as of December 31, 2005(a)

Shares	Common Stock (96.7%)	Value	Shares	Common Stock (96.7%)	Value

Industrials -- continued			27,500	CIENA Corporation(b)	$81,675
25,400	Lockheed Martin Corporation	$1,616,202	427,400	Cisco Systems, Inc.(b)	7,317,088
29,100	Masco Corporation	878,529	12,000	Citrix Systems, Inc.(b)	345,360
8,000	Monster Worldwide, Inc.(b)	326,560	33,212	Computer Associates
5,700	Navistar International			International, Inc.	936,246
	Corporation(b,c)	163,134	12,900	Computer Sciences Corporation(b)	653,256
27,800	Norfolk Southern Corporation	1,246,274	26,800	Compuware Corporation(b)	240,396
24,498	Northrop Grumman Corporation	1,472,575	14,700	Comverse Technology, Inc.(b)	390,873
11,550	PACCAR, Inc.	799,606	9,300	Convergys Corporation(b)	147,405
9,000	Pall Corporation	241,740	107,100	Corning, Inc.(b)	2,105,586
8,350	Parker-Hannifin Corporation	550,766	166,900	Dell, Inc.(b)	5,005,331
15,400	Pitney Bowes, Inc.	650,650	21,200	Electronic Arts, Inc.(b)	1,108,972
16,300	R.R. Donnelley & Sons Company	557,623	37,700	Electronic Data Systems
32,400	Raytheon Company	1,300,860		Corporation	906,308
12,300	Robert Half International, Inc.	466,047	168,486	EMC Corporation(b)	2,294,779
12,200	Rockwell Automation, Inc.	721,752	53,580	First Data Corporation	2,304,476
11,800	Rockwell Collins, Inc.	548,346	13,100	Fiserv, Inc.(b)	566,837
3,900	Ryder System, Inc.	159,978	27,469	Freescale Semiconductor, Inc.(b)	691,395
48,600	Southwest Airlines Company	798,498	29,200	Gateway, Inc.(b,c)	73,292
9,500	Textron, Inc.	731,310	201,886	Hewlett-Packard Company	5,779,996
142,607	Tyco International, Ltd.	4,115,638	425,300	Intel Corporation	10,615,488
18,800	Union Pacific Corporation	1,513,588	111,100	International Business Machines
77,200	United Parcel Service, Inc.	5,801,580		Corporation	9,132,420
72,900	United Technologies Corporation	4,075,839	11,800	Intuit, Inc.(b)	628,940
5,800	W.W. Grainger, Inc.	412,380	11,600	Jabil Circuit, Inc.(b)	430,244
39,399	Waste Management, Inc.	1,195,760	122,800	JDS Uniphase Corporation(b,c)	289,808

	Total Industrials	90,204,151	14,000	KLA-Tencor Corporation	690,620

			8,400	Lexmark International, Inc.(b)	376,572
Information Technology (14.5%)			21,400	Linear Technology Corporation	771,898
6,585	ADC Telecommunications, Inc.(b,c)	147,109	29,300	LSI Logic Corporation(b,c)	234,400
46,200	Adobe Systems, Inc.	1,707,552	316,122	Lucent Technologies, Inc.(b,c)	840,885
28,900	Advanced Micro Devices, Inc.(b)	884,340	23,200	Maxim Integrated Products, Inc.	840,768
8,900	Affiliated Computer		5,000	Mercury Interactive Corporation(b,c)	138,950
	Services, Inc.(b,c)	526,702	41,700	Micron Technology, Inc.(b,c)	555,027
29,815	Agilent Technologies, Inc.(b)	992,541	644,900	Microsoft Corporation	16,864,135
25,200	Altera Corporation(b)	466,956	9,100	Molex, Inc.(c)	236,145
25,500	Analog Devices, Inc.	914,685	173,390	Motorola, Inc.	3,916,880
14,575	Andrew Corporation(b,c)	156,390	23,300	National Semiconductor
59,200	Apple Computer, Inc.(b)	4,255,888		Corporation	605,334
114,600	Applied Materials, Inc.	2,055,924	14,100	NCR Corporation(b,c)	478,554
30,000	Applied Micro Circuits		27,000	Network Appliance, Inc.(b)	729,000
	Corporation(b,c)	77,100	27,800	Novell, Inc.(b,c)	245,474
16,900	Autodesk, Inc.	725,855	9,900	Novellus Systems, Inc.(b)	238,788
39,700	Automatic Data Processing, Inc.	1,821,833	11,000	NVIDIA Corporation(b)	402,160
30,476	Avaya, Inc.(b,c)	325,179	251,748	Oracle Corporation(b)	3,073,843
15,600	BMC Software, Inc.(b)	319,644	13,100	Parametric Technology Corporation(b)	79,910
19,600	Broadcom Corporation(b)	924,140	23,300	Paychex, Inc.	888,196

The accompanying notes to the financial statements are an integral part of this schedule.

Large Cap Index Portfolio
Schedule of Investments as of December 31, 2005(a)

Shares	Common Stock (96.7%)	Value	Shares	Common Stock (96.7%)	Value

Information Technology -- continued			11,400	Pactiv Corporation(b)	$250,800
10,300	PMC-Sierra, Inc.(b,c)	$79,413	7,470	Phelps Dodge Corporation	1,074,709
5,000	QLogic Corporation(b,c)	162,550	11,500	PPG Industries, Inc.	665,850
116,500	QUALCOMM, Inc.	5,018,820	22,900	Praxair, Inc.	1,212,784
10,049	Sabre Holdings Corporation(c)	242,281	10,013	Rohm and Haas Company	484,829
36,500	Sanmina-SCI Corporation(b)	155,490	5,976	Sealed Air Corporation(b)	335,672
11,000	Scientific-Atlanta, Inc.	473,770	5,100	Sigma-Aldrich Corporation(c)	322,779
38,300	Siebel Systems, Inc.	405,214	7,400	Temple-Inland, Inc.	331,890
65,400	Solectron Corporation(b)	239,364	8,700	United States Steel Corporation(c)	418,209
235,300	Sun Microsystems, Inc.(b)	985,907	6,900	Vulcan Materials Company	467,475
74,324	Symantec Corporation(b)	1,300,670	17,300	Weyerhaeuser Company	1,147,682

20,169	Symbol Technologies, Inc.	258,567		Total Materials	23,832,301

5,900	Tektronix, Inc.(c)	166,439
29,700	Tellabs, Inc.(b)	323,730	Telecommunications Services (2.9%)
15,500	Teradyne, Inc.(b,c)	225,835	27,300	ALLTEL Corporation	1,722,630
114,000	Texas Instruments, Inc.	3,655,980	276,189	AT&T, Inc.	6,763,869
26,700	Unisys Corporation(b,c)	155,661	128,500	BellSouth Corporation	3,482,350
70,600	Xerox Corporation(b)	1,034,290	9,600	CenturyTel, Inc.	318,336
23,800	Xilinx, Inc.	599,998	25,300	Citizens Communications
88,900	Yahoo!, Inc.(b)	3,483,102		Company	309,419

	Total Information		110,972	Qwest Communications
	Technology	119,522,629		International, Inc.(b,c)	626,992

			207,520	Sprint Nextel Corporation	4,847,667
Materials (2.9%)			195,196	Verizon Communications, Inc.	5,879,304

16,200	Air Products and Chemicals, Inc.	958,878		Total Telecommunications
62,864	Alcoa, Inc.	1,858,888		Services	23,950,567

7,269	Allegheny Technologies, Inc.(c)	262,266
5,700	Ashland, Inc.	330,030	Utilities (3.3%)
8,200	Ball Corporation	325,704	45,400	AES Corporation(b)	718,682
6,000	Bemis Company, Inc.(c)	167,160	12,700	Allegheny Energy, Inc.(b,c)	401,955
66,993	Dow Chemical Company	2,935,633	13,900	Ameren Corporation	712,236
63,911	E.I. du Pont de Nemours and		28,260	American Electric Power
	Company	2,716,218		Company, Inc.	1,048,163
6,300	Eastman Chemical Company	325,017	24,273	CenterPoint Energy, Inc.(c)	311,908
13,800	Ecolab, Inc.(c)	500,526	13,500	Cinergy Corporation	573,210
8,200	Engelhard Corporation	247,230	16,900	CMS Energy Corporation(b)	245,219
13,500	Freeport-McMoRan Copper &		17,500	Consolidated Edison, Inc.(c)	810,775
	Gold, Inc.	726,300	13,200	Constellation Energy Group, Inc.	760,320
6,900	Hercules, Inc.(b)	77,970	24,847	Dominion Resources, Inc.	1,918,188
4,900	International Flavors &		12,900	DTE Energy Company	557,151
	Fragrances, Inc.	164,150	64,916	Duke Energy Corporation	1,781,944
33,371	International Paper Company	1,121,599	16,700	Dynegy, Inc.(b,c)	80,828
6,100	Louisiana-Pacific Corporation	167,567	22,400	Edison International, Inc.	976,864
11,481	MeadWestvaco Corporation	321,812	14,800	Entergy Corporation	1,016,020
18,789	Monsanto Company	1,456,711	47,024	Exelon Corporation	2,498,855
32,248	Newmont Mining Corporation	1,722,043	22,800	FirstEnergy Corporation	1,116,972
11,000	Nucor Corporation	733,920	28,400	FPL Group, Inc.	1,180,304

The accompanying notes to the financial statements are an integral part of this schedule.

Large Cap Index Portfolio
Schedule of Investments as of December 31, 2005(a)

Shares	Common Stock (96.7%)	Value	Shares	Common Stock (96.7%)		Value

Utilities -- continued			18,200	Public Service Enterprise
11,500	KeySpan Corporation(c)	$410,435		Group, Inc.		$1,182,454
3,900	Nicor, Inc.(c)	153,309	17,375	Sempra Energy		779,095
18,509	NiSource, Inc.	386,098	52,600	Southern Company(c)		1,816,278
2,200	Peoples Energy Corporation(c)	77,154	13,700	TECO Energy, Inc.(c)		235,366
23,700	PG&E Corporation	879,744	34,634	TXU Corporation		1,738,280
7,600	Pinnacle West Capital Corporation(c)	314,260	30,005	Xcel Energy, Inc.(c)		553,892

27,000	PPL Corporation	793,800		Total Utilities		26,825,589

18,120	Progress Energy, Inc.(c)	795,830

				Total Common Stock
				(cost $651,436,571)		794,112,308

				Interest	Maturity
Shares	Collateral Held for Securities Loaned (3.1%)			Rate(d)	Date	Value

25,472,775	Thrivent Financial Securities Lending Trust			4.300%	N/A	$25,472,775

	Total Collateral Held for Securities Loaned
	(cost $25,472,775)					25,472,775

				Interest	Maturity
Shares	Short-Term Investments (0.2%)			Rate(d)	Date	Value

1,631,168	Thrivent Money Market Portfolio(e)			3.920%	N/A	$1,631,168

	Total Short-Term Investments (at amortized cost)					1,631,168

	Total Investments (cost $678,540,514)					$821,216,251

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

(e) At December 31, 2005, $78,750 in cash was pledged as the initial margin deposit for open financial futures contracts. In addition, $1,631,168 of Short-Term Investments were earmarked as collateral to cover open financial futures contracts as follows:

					Notional
	Number of	Expiration			Principal	Unrealized
Type	Contracts	Date	Position	Value	Amount	Loss

S&P 500 Futures	4	March 2006	Long	$1,254,800	$1,273,095	$18,295

The accompanying notes to the financial statements are an integral part of this schedule.

	Real Estate Securities Portfolio
	Schedule of Investments as of December 31, 2005(a)
Shares	Common Stock (89.2%)	Value	Shares	Common Stock (89.2%)	Value

Consumer Discretionary (5.5%)			53,300	CBL & Associates
4,500	D.R. Horton, Inc.	$160,785		Properties, Inc.(c)	$2,105,883
20,000	Great Wolf Resorts, Inc.(b,c)	206,200	25,000	Cedar Shopping Centers, Inc.(c)	351,750
3,500	Harrah’s Entertainment, Inc.	249,515	7,100	CentraCore Properties Trust(c)	190,777
209,300	Hilton Hotels Corporation	5,046,223	6,500	Cogdell Spencer, Inc.	109,785
40,000	Jameson Inns, Inc.(b)	86,000	15,000	Colonial Properties Trust	629,700
1,000	KB Home	72,660	18,800	Columbia Equity Trust, Inc.	303,620
102,400	La Quinta Corporation(b)	1,140,736	6,200	Commercial Net
47,100	Lodgian, Inc.(b,c)	505,383		Lease Realty, Inc.(c)	126,294
3,200	Marriott International, Inc.	214,304	69,700	Corporate Office Properties Trust	2,477,138
1,900	Orient Express Hotels, Ltd.	59,888	5,400	Countrywide Financial
134,100	Starwood Hotels & Resorts			Corporation	184,626
	Worldwide, Inc.	8,563,626	30,400	Cousins Properties, Inc.(c)	860,320
2,000	Technical Olympic USA, Inc.(c)	42,180	13,900	Crescent Real Estate
4,000	Vail Resorts, Inc.(b,c)	132,120		Equities Company(c)	275,498

	Total Consumer		16,000	Deerfield Triarc
	Discretionary	16,479,620		Capital Corporation(c)	219,200

			135,000	Developers Diversified
Financials (83.7%)				Realty Corporation	6,347,700
12,200	Aames Investment Corporation(c)	78,812	35,600	DiamondRock
44,700	Alexandria Real Estate			Hospitality Company(c)	425,776
	Equities, Inc.	3,598,350	31,800	Digital Realty Trust, Inc.	719,634
82,300	AMB Property Corporation	4,046,691	73,000	Duke Realty Corporation	2,438,200
30,000	American Campus		7,600	Eagle Hospitality
	Communities, Inc.(c)	744,000		Properties Trust, Inc.(c)	57,988
113,600	American Financial Realty Trust(c)	1,363,200	24,400	EastGroup Properties, Inc.(c)	1,101,904
46,500	Apartment Investment &		34,000	ECC Capital Corporation(c)	76,840
	Management Company	1,760,955	30,000	Education Realty Trust, Inc.(c)	386,700
168,500	Archstone-Smith Trust	7,058,465	16,200	Entertainment Properties Trust	660,150
75,000	Arden Realty Group, Inc.	3,362,250	48,000	Equity Inns, Inc.	650,400
15,000	Ashford Hospitality Trust(c)	157,350	27,300	Equity Lifestyle Properties, Inc.	1,214,850
93,300	Avalonbay Communities, Inc.	8,327,025	174,000	Equity Office Properties Trust	5,277,420
3,500	Bedford Property Investors, Inc.(c)	76,790	26,900	Equity One, Inc.(c)	621,928
10,000	Bimini Mortgage		209,400	Equity Residential REIT	8,191,728
	Management, Inc.(c)	90,500	34,400	Essex Property Trust, Inc.	3,171,680
51,600	BioMed Realty Trust, Inc.	1,259,040	38,900	Extra Space Storage, Inc.(c)	599,060
119,700	Boston Properties, Inc.	8,873,361	2,000	Federal Home Loan
81,900	Brandywine Realty Trust(c)	2,285,829		Mortgage Corporation	130,700
42,800	BRE Properties, Inc.	1,946,544	3,500	Federal National
8,000	Brookfield Asset Management, Inc. 402,640			Mortgage Association	170,835
170,500	Brookfield Properties Corporation	5,016,110	56,000	Federal Realty Investment Trust	3,396,400
52,400	Camden Property Trust	3,035,008	8,000	FelCor Lodging Trust, Inc.(c)	137,680
5,600	Capital Lease Funding, Inc.(c)	58,968	6,000	Feldman Mall Properties, Inc.(c)	72,060
6,200	Capital Trust, Inc.(c)	181,536	3,500	Fidelity National Financial, Inc.	128,765
65,200	CarrAmerica Realty Corporation	2,257,876	10,200	Fieldstone Investment
2,800	CB Richard Ellis Group, Inc.(b)	164,780		Corporation(c)	120,972
			5,000	First Industrial Realty Trust, Inc.(c)	192,500

The accompanying notes to the financial statements are an integral part of this schedule.

Real Estate Securities Portfolio
Schedule of Investments as of December 31, 2005(a)

Shares	Common Stock (89.2%)	Value	Shares	Common Stock (89.2%)	Value

Financials -- continued			25,300	Nationwide Health
22,000	First Potomac Realty Trust	$585,200		Properties, Inc.(c)	$541,420
46,700	Forest City Enterprises	1,771,331	10,600	New Century
226,600	General Growth Properties, Inc.	10,647,934		Financial Corporation(c)	382,342
12,000	Glenborough Realty Trust, Inc.(c)	217,200	20,000	New Plan Excel Realty Trust, Inc.(c)	463,600
5,000	Glimcher Realty Trust(c)	121,600	28,000	New York Community
6,500	Global Signal, Inc.	280,540		Bancorp, Inc.(c)	462,560
35,800	GMH Communities Trust(c)	555,258	19,400	Newcastle Investment
31,000	Gramercy Capital Corporation(c)	706,180		Corporation(c)	482,090
31,800	Health Care		24,500	NorthStar Realty
	Property Investors, Inc.(c)	812,808		Finance Corporation	249,655
8,000	Health Care REIT, Inc.	271,200	12,200	Omega Healthcare Investors, Inc.	153,598
12,800	Healthcare Realty Trust, Inc.	425,856	44,700	Pan Pacific Retail Properties, Inc.	2,989,983
14,300	Heritage Property		4,000	Parkway Properties, Inc.	160,560
	Investment Trust(c)	477,620	28,500	Penn Real Estate Investment
30,700	Hersha Hospitality Trust(c)	276,607		Trust	1,064,760
26,400	Highwoods Properties, Inc.	751,080	17,700	Plum Creek Timber
13,300	Home Properties, Inc.	542,640		Company, Inc.	638,085
13,000	Hospitality Properties Trust	521,300	35,300	Post Properties, Inc.	1,410,235
370,000	Host Marriott Corporation	7,011,500	45,500	Prentiss Properties Trust	1,850,940
25,600	HRPT Properties Trust	264,960	273,700	ProLogis Trust	12,787,264
25,600	Inland Real Estate Corporation(c)	378,624	25,500	PS Business Parks, Inc.	1,254,600
20,000	Innkeepers USA Trust	320,000	86,000	Public Storage, Inc.	5,823,920
40,500	iStar Financial, Inc.	1,443,825	4,500	RAIT Investment Trust(c)	116,640
5,000	Jer Investors Trust, Inc.(c)	84,750	14,200	Ramco-Gershenson
1,900	Jones Lang LaSalle, Inc.	95,665		Properties Trust	378,430
25,000	Kilroy Realty Corporation	1,547,500	3,900	Rayonier, Inc. REIT	155,415
143,700	Kimco Realty Corporation	4,609,896	11,600	Realty Income Corporation	250,792
53,600	Kite Realty Group Trust	829,192	106,600	Reckson Associates Realty
16,000	KKR Financial Corporation	383,840		Corporation	3,835,468
37,700	LaSalle Hotel Properties	1,384,344	99,900	Regency Centers Corporation	5,889,105
16,200	Lexington Corporate		44,000	Republic Property Trust(b,c)	528,000
	Properties Trust	345,060	1,300	Saul Centers, Inc.	46,930
52,800	Liberty Property Trust(c)	2,262,480	34,500	Senior Housing Property Trust(c)	583,395
15,000	LTC Properties, Inc.(c)	315,450	39,300	Shurgard Storage Centers, Inc.(c)	2,228,703
78,800	Macerich Company	5,290,632	220,700	Simon Property Group, Inc.	16,912,241
40,500	Mack-Cali Realty Corporation	1,749,600	6,200	Sizeler Property Investors, Inc.(c)	79,670
40,000	Maguire Properties, Inc.	1,236,000	75,000	SL Green Realty Corporation	5,729,250
10,200	Medical Properties Trust, Inc.	99,756	4,000	Sovran Self Storage, Inc.(c)	187,880
170,000	MeriStar Hospitality		37,000	Spirit Finance Corporation	419,950
	Corporation(b,c)	1,598,000	8,700	St. Joe Company(c)	584,814
5,600	Mid-America Apartment		32,300	Strategic Hotel Capital, Inc.(c)	664,734
	Communities, Inc.	271,600	5,600	Sun Communities, Inc.	175,840
81,700	Mills Corporation	3,426,498	31,100	Sunstone Hotel Investors, Inc.	826,327
15,000	MortgageIT Holdings, Inc.(c)	204,900	22,800	Tanger Factory Outlet
5,000	National Health Investors, Inc.(c)	129,800		Centers, Inc.	655,272

The accompanying notes to the financial statements are an integral part of this schedule.

Real Estate Securities Portfolio
Schedule of Investments as of December 31, 2005(a)

Shares	Common Stock (89.2%)	Value	Shares	Common Stock (89.2%)	Value

Financials -- continued			85,000	Ventas, Inc.	2,721,700
46,000	Taubman Centers, Inc.	$1,598,500	118,100	Vornado Realty Trust	$9,857,807
4,000	Thornburg Mortgage, Inc.(c)	104,800	3,000	Washington Real Estate
1,500	Town & Country Trust(c)	50,715		Investment Trust	91,050
140,000	Trizec Properties, Inc.	3,208,800	16,200	Weingarten Realty Investors	612,522
7,600	Trustreet Properties, Inc.(c)	111,112	10,000	Windrose Medical
168,600	United Dominion			Properties Trust(c)	148,600
	Realty Trust, Inc.	3,951,984	10,000	Winston Hotels, Inc.(c)	99,000

900	Universal Health			Total Financials	248,759,326

	Realty Income Trust(c)	28,206

8,500	Urstadt Biddle Properties(c)	137,785		Total Common Stock
26,200	U-Store-It Trust	551,510		(cost $219,780,326)	265,238,946

			Interest	Maturity
Shares	Collateral Held for Securities Loaned (6.5%)		Rate(d)	Date	Value

19,285,164	Thrivent Financial Securities Lending Trust		4.300%	N/A	$19,285,164

		Total Collateral Held for Securities Loaned
		(cost $19,285,164)			19,285,164

Shares or
Principal			Interest	Maturity
Amount	Short-Term Investments (4.3%)		Rate(d)	Date	Value

10,874,368	Thrivent Money Market Portfolio		3.920%	N/A	$10,874,368
$1,870,000	UBS Americas, Inc.		4.190	1/3/2006	1,869,565

		Total Short-Term Investments (at amortized cost)			12,743,933

		Total Investments (cost $251,809,423)			$297,268,043

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

		Balanced Portfolio
	Schedule of Investments as of December 31, 2005(a)
Shares	Common Stock (54.1%)	Value	Shares	Common Stock (54.1%)	Value

Consumer Discretionary (5.8%)			18,100	Interpublic Group of
11,500	Amazon.com, Inc.(b)	$542,225		Companies, Inc.(b,d)	$174,665
5,300	Apollo Group, Inc.(b)	320,438	8,900	J.C. Penney Company, Inc.
8,000	AutoNation, Inc.(b)	173,840		(Holding Company)	494,840
1,900	AutoZone, Inc.(b)	174,325	7,100	Johnson Controls, Inc.	517,661
11,300	Bed Bath & Beyond, Inc.(b)	408,495	4,400	Jones Apparel Group, Inc.	135,168
15,675	Best Buy Company, Inc.	681,549	2,900	KB Home	210,714
3,700	Big Lots, Inc.(b)	44,437	2,900	Knight-Ridder, Inc.(d)	183,570
3,200	Black & Decker Corporation	278,272	12,500	Kohl’s Corporation(b,c)	607,500
3,300	Brunswick Corporation	134,178	7,400	Leggett & Platt, Inc.	169,904
16,000	Carnival Corporation	855,520	5,600	Lennar Corporation	341,712
4,900	Centex Corporation	350,301	13,262	Limited Brands, Inc.	296,406
6,300	Circuit City Stores, Inc.	142,317	3,800	Liz Claiborne, Inc.	136,116
21,400	Clear Channel		29,700	Lowe’s Companies, Inc.	1,979,802
	Communications, Inc.	673,030	6,600	Marriott International, Inc.	442,002
14,000	Coach, Inc.(b,c)	466,760	15,825	Mattel, Inc.	250,352
83,377	Comcast Corporation(b)	2,164,467	2,400	Maytag Corporation	45,168
3,000	Cooper Tire & Rubber Company(d)	45,960	47,700	McDonald’s Corporation(c)	1,608,444
10,500	D.R. Horton, Inc.	375,165	14,300	McGraw-Hill Companies, Inc.	738,309
6,379	Dana Corporation(d)	45,801	1,900	Meredith Corporation	99,446
5,100	Darden Restaurants, Inc.	198,288	4,800	New York Times Company(d)	126,960
1,800	Dillard’s, Inc.(d)	44,676	10,926	Newell Rubbermaid, Inc.(d)	259,820
11,322	Dollar General Corporation	215,911	94,000	News Corporation	1,461,700
2,500	Dow Jones & Company, Inc.(d)	88,725	7,300	NIKE, Inc.	633,567
3,200	E.W. Scripps Company	153,664	8,400	Nordstrom, Inc.	314,160
10,900	Eastman Kodak Company(d)	255,060	12,000	Office Depot, Inc.(b)	376,800
43,900	eBay, Inc.(b)	1,898,675	3,100	OfficeMax, Inc.(d)	78,616
5,800	Family Dollar Stores, Inc.(d)	143,782	7,000	Omnicom Group, Inc.	595,910
10,100	Federated Department Stores, Inc.	669,933	8,300	Pulte Homes, Inc.	326,688
69,900	Ford Motor Company(d)	539,628	5,600	RadioShack Corporation	117,768
5,800	Fortune Brands, Inc.	452,516	2,300	Reebok International, Ltd.	133,929
9,500	Gannett Company, Inc.	575,415	3,580	Sears Holdings Corporation(b)	413,597
21,700	Gap, Inc.	382,788	4,000	Sherwin-Williams Company	181,680
21,800	General Motors Corporation(d)	423,356	2,400	Snap-On, Inc.	90,144
7,100	Genuine Parts Company	311,832	2,900	Stanley Works	139,316
7,500	Goodyear Tire &		28,400	Staples, Inc.	644,964
	Rubber Company(b,d)	130,350	29,100	Starbucks Corporation(b)	873,291
12,700	H&R Block, Inc.	311,785	8,100	Starwood Hotels & Resorts
10,700	Harley-Davidson, Inc.	550,943		Worldwide, Inc.	517,266
7,100	Harrah’s Entertainment, Inc.	506,159	33,000	Target Corporation	1,814,010
6,500	Hasbro, Inc.(c)	131,170	5,500	Tiffany & Company	210,595
13,300	Hilton Hotels Corporation	320,663	179,850	Time Warner, Inc.	3,136,584
81,500	Home Depot, Inc.	3,299,120	16,800	TJX Companies, Inc.	390,264
13,200	International Game Technology(d)	406,296	10,000	Tribune Company	302,600

The accompanying notes to the financial statements are an integral part of this schedule.

Balanced Portfolio
Schedule of Investments as of December 31, 2005(a)

Shares	Common Stock (54.1%)	Value	Shares	Common Stock (54.1%)	Value

Consumer Discretionary -- continued			39,000	Walgreen Company	$1,726,140
8,700	Univision Communications, Inc.(b)	$255,693	95,400	Wal-Mart Stores, Inc.(c)	4,464,720
3,200	VF Corporation	177,088	5,300	Whole Foods Market, Inc.	410,167
59,525	Viacom, Inc.(b)	1,940,515	7,100	William Wrigley Jr. Company	472,079

74,587	Walt Disney Company(c)	1,787,850		Total Consumer Staples	41,381,608

4,800	Wendy’s International, Inc.	265,248
2,800	Whirlpool Corporation	234,528	Energy (5.0%)
10,960	Yum! Brands, Inc.	513,805	3,000	Amerada Hess Corporation	380,460

	Total Consumer		8,918	Anadarko Petroleum Corporation	844,980
	Discretionary	46,634,550	12,268	Apache Corporation	840,603

			12,720	Baker Hughes, Inc.	773,122
Consumer Staples (5.2%)			12,300	BJ Services Company	451,041
3,000	Alberto-Culver Company	137,250	14,234	Burlington Resources, Inc.	1,226,971
14,622	Albertson’s, Inc.	312,180	84,874	Chevron Corporation(c)	4,818,297
80,300	Altria Group, Inc.(c)	6,000,016	52,280	ConocoPhillips	3,041,650
29,900	Anheuser-Busch Companies, Inc.	1,284,504	16,500	Devon Energy Corporation(c)	1,031,910
24,841	Archer-Daniels-Midland Company	612,579	24,886	El Paso Corporation(d)	302,614
17,900	Avon Products, Inc.(c)	511,045	9,200	EOG Resources, Inc.	675,004
3,100	Brown-Forman Corporation	214,892	235,672	Exxon Mobil Corporation(c)	13,237,696
7,300	Campbell Soup Company	217,321	19,400	Halliburton Company	1,202,024
5,600	Clorox Company	318,584	4,180	Kerr-McGee Corporation	379,795
80,100	Coca-Cola Company(c)	3,228,831	4,300	Kinder Morgan, Inc.	395,385
11,100	Coca-Cola Enterprises, Inc.	212,787	13,961	Marathon Oil Corporation	851,202
19,400	Colgate-Palmolive Company	1,064,090	6,400	Murphy Oil Corporation	345,536
19,400	ConAgra Foods, Inc.	393,432	6,200	Nabors Industries, Ltd.(b)	469,650
7,100	Constellation Brands, Inc.(b)	186,233	6,800	National Oilwell Varco, Inc.(b)	426,360
17,700	Costco Wholesale Corporation	875,619	5,400	Noble Corporation	380,916
30,700	CVS Corporation	811,094	15,200	Occidental Petroleum Corporation	1,214,176
13,300	General Mills, Inc.	655,956	4,700	Rowan Companies, Inc.	167,508
12,750	H.J. Heinz Company	429,930	22,600	Schlumberger, Ltd.	2,195,590
6,900	Hershey Company	381,225	4,800	Sunoco, Inc.	376,224
9,900	Kellogg Company	427,878	12,636	Transocean, Inc.(b)	880,603
17,880	Kimberly-Clark Corporation	1,066,542	23,200	Valero Energy Corporation	1,197,120
27,700	Kroger Company(b)	522,976	12,900	Weatherford International, Ltd.(b)	466,980
5,800	McCormick & Company, Inc.	179,336	21,800	Williams Companies, Inc.	505,106
2,100	Molson Coors Brewing Company	140,679	14,000	XTO Energy, Inc.	615,160

6,000	Pepsi Bottling Group, Inc.	171,660		Total Energy	39,693,683

64,120	PepsiCo, Inc.	3,788,210
128,892	Procter & Gamble Company	7,460,269	Financials (11.6%)
3,200	Reynolds American, Inc.(d)	305,056	12,200	ACE, Ltd.	651,968
18,300	Safeway, Inc.	432,978	19,300	AFLAC, Inc.	895,906
31,400	Sara Lee Corporation	593,460	24,796	Allstate Corporation(c)	1,340,720
5,500	SUPERVALU, Inc.	178,640	4,050	Ambac Financial Group, Inc.	312,093
24,100	SYSCO Corporation	748,305	47,800	American Express Company	2,459,788
10,500	Tyson Foods, Inc.	179,550	99,602	American International
6,500	UST, Inc.	265,395		Group, Inc.(c)	6,795,844

The accompanying notes to the financial statements are an integral part of this schedule.

Balanced Portfolio
Schedule of Investments as of December 31, 2005(a)

Shares	Common Stock (54.1%)	Value	Shares	Common Stock (54.1%)	Value

Financials -- continued			20,400	Marsh & McLennan
9,540	Ameriprise Financial, Inc.	$391,140		Companies, Inc.	$647,904
13,100	AmSouth Bancorporation(d)	343,351	8,100	Marshall & Ilsley Corporation	348,624
12,150	Aon Corporation	436,792	5,200	MBIA, Inc.	312,832
3,500	Apartment Investment &		48,305	MBNA Corporation	1,311,964
	Management Company	132,545	16,900	Mellon Financial Corporation	578,825
8,400	Archstone-Smith Trust	351,876	35,500	Merrill Lynch & Company, Inc.	2,404,415
155,312	Bank of America Corporation(c)	7,167,649	28,900	MetLife, Inc.	1,416,100
30,100	Bank of New York Company, Inc.	958,685	3,400	MGIC Investment Corporation	223,788
20,400	BB&T Corporation	854,964	9,200	Moody’s Corporation	565,064
4,478	Bear Stearns Companies, Inc.	517,343	41,690	Morgan Stanley	2,365,491
11,200	Capital One Financial Corporation	967,680	21,900	National City Corporation	735,183
40,225	Charles Schwab Corporation	590,101	17,550	North Fork Bancorporation, Inc.	480,168
7,800	Chubb Corporation	761,670	7,300	Northern Trust Corporation(c)	378,286
6,851	Cincinnati Financial Corporation	306,103	7,200	Plum Creek Timber Company, Inc.	259,560
7,700	CIT Group, Inc.(c)	398,706	11,200	PNC Financial Services Group, Inc.	692,496
195,189	Citigroup, Inc.	9,472,522	10,600	Principal Financial Group, Inc.	502,758
6,200	Comerica, Inc.	351,912	7,600	Progressive Corporation	887,528
4,500	Compass Bancshares, Inc.	217,305	9,600	ProLogis Trust	448,512
22,198	Countrywide Financial Corporation	758,950	19,000	Prudential Financial, Inc.	1,390,610
14,500	E*TRADE Financial Corporation(b)	302,470	3,300	Public Storage, Inc.	223,476
15,100	Equity Office Properties Trust	457,983	17,987	Regions Financial Corporation	614,436
11,200	Equity Residential REIT	438,144	4,600	SAFECO Corporation	259,900
26,800	Federal Home Loan		7,200	Simon Property Group, Inc.	551,736
	Mortgage Corporation	1,751,380	16,200	SLM Corporation(c)	892,458
36,700	Federal National		14,400	Sovereign Bancorp, Inc.	311,328
	Mortgage Association	1,791,327	26,325	St. Paul Travelers Companies, Inc.	1,175,938
3,600	Federated Investors, Inc.	133,344	12,900	State Street Corporation	715,176
21,216	Fifth Third Bancorp	800,268	13,600	SunTrust Banks, Inc.	989,536
4,500	First Horizon National		12,550	Synovus Financial Corporation	338,976
	Corporation(d)	172,980	5,300	T. Rowe Price Group, Inc.	381,759
5,900	Franklin Resources, Inc.	554,659	4,100	Torchmark Corporation	227,960
14,000	Genworth Financial, Inc.	484,120	69,921	U.S. Bancorp(c)	2,089,939
9,800	Golden West Financial		12,158	UnumProvident Corporation(d)	276,594
	Corporation	646,800	4,800	Vornado Realty Trust	400,656
17,100	Goldman Sachs Group, Inc.	2,183,841	59,615	Wachovia Corporation	3,151,249
11,500	Hartford Financial		37,881	Washington Mutual, Inc.	1,647,824
	Services Group, Inc.	987,735	64,860	Wells Fargo & Company	4,075,154
9,116	Huntington Bancshares, Inc.	216,505	6,600	XL Capital, Ltd.	444,708
134,398	J.P. Morgan Chase & Company	5,334,257	4,200	Zions Bancorporation	317,352

9,500	Janus Capital Group, Inc.	176,985		Total Financials	92,216,414

5,500	Jefferson-Pilot Corporation	313,115
15,800	KeyCorp	520,294	Health Care (7.2%)
10,100	Lehman Brothers Holdings, Inc.	1,294,517	60,400	Abbott Laboratories(c)	2,381,572
6,800	Lincoln National Corporation	360,604	10,828	Aetna, Inc.	1,021,189
5,000	Loews Corporation	474,250	5,200	Allergan, Inc.	561,392
3,200	M&T Bank Corporation	348,960	7,600	AmerisourceBergen Corporation	314,640

The accompanying notes to the financial statements are an integral part of this schedule.

Balanced Portfolio
Schedule of Investments as of December 31, 2005(a)

Shares	Common Stock (54.1%)	Value	Shares	Common Stock (54.1%)	Value

Health Care -- continued			56,000	Schering-Plough Corporation	$1,167,600
47,052	Amgen, Inc.(b)	$3,710,521	14,380	St. Jude Medical, Inc.(b)	721,876
6,500	Applera Corporation		11,200	Stryker Corporation	497,616
	(Applied Biosystems Group)	172,640	15,850	Tenet Healthcare Corporation(b)	121,411
2,200	Bausch & Lomb, Inc.	149,380	5,800	Thermo Electron Corporation(b)	174,754
23,800	Baxter International, Inc.	896,070	52,100	UnitedHealth Group, Inc.	3,237,494
9,600	Becton, Dickinson and Company	576,768	4,500	Waters Corporation(b)	170,100
12,630	Biogen Idec, Inc.(b)	572,518	4,100	Watson Pharmaceuticals, Inc.(b)	133,291
9,250	Biomet, Inc.	338,272	25,600	WellPoint, Inc.(b)	2,042,624
22,300	Boston Scientific Corporation(b)	546,127	52,200	Wyeth	2,404,854
76,400	Bristol-Myers Squibb Company	1,755,672	9,390	Zimmer Holdings, Inc.(b)	633,262

4,000	C.R. Bard, Inc.	263,680		Total Health Care	57,618,721

16,275	Cardinal Health, Inc.(c)	1,118,906
17,400	Caremark Rx, Inc.(b)	901,146	Industrials (6.1%)
4,000	Chiron Corporation(b)	177,840	28,900	3M Company	2,239,750
4,600	CIGNA Corporation(c)	513,820	9,700	Allied Waste Industries, Inc.(b,d)	84,778
6,050	Coventry Health Care, Inc.(b)	344,608	5,900	American Power
43,700	Eli Lilly and Company	2,472,983		Conversion Corporation	129,800
5,400	Express Scripts, Inc.(b,c)	452,520	7,500	American Standard
4,800	Fisher Scientific International,			Companies, Inc.	299,625
	Inc.(b)	296,928	3,900	Avery Dennison Corporation	215,553
12,900	Forest Laboratories, Inc.(b)	524,772	31,028	Boeing Company(c)	2,179,407
9,600	Genzyme Corporation(b)	679,488	14,292	Burlington Northern
17,500	Gilead Sciences, Inc.(b)	921,025		Santa Fe Corporation	1,012,159
12,600	Guidant Corporation	815,850	26,200	Caterpillar, Inc.	1,513,574
16,150	HCA, Inc.	815,575	39,160	Cendant Corporation	675,510
9,700	Health Management		5,200	Cintas Corporation	214,136
	Associates, Inc.	213,012	3,700	Cooper Industries, Ltd.	270,100
6,030	Hospira, Inc.(b)	257,963	8,100	CSX Corporation	411,237
6,400	Humana, Inc.(b)	347,712	2,000	Cummins, Inc.	179,460
8,900	IMS Health, Inc.	221,788	9,200	Danaher Corporation	513,176
115,406	Johnson & Johnson	6,935,901	9,400	Deere & Company	640,234
10,433	King Pharmaceuticals, Inc.(b)	176,526	7,400	Dover Corporation	299,626
4,900	Laboratory Corporation of		6,000	Eaton Corporation	402,540
	America Holdings(b)	263,865	15,700	Emerson Electric Company	1,172,790
3,400	Manor Care, Inc.	135,218	4,700	Equifax, Inc.(c)	178,694
11,780	McKesson Corporation	607,730	11,740	FedEx Corporation	1,213,799
11,555	Medco Health Solutions, Inc.(b)	644,769	3,500	Fluor Corporation	270,410
9,800	MedImmune, Inc.(b)	343,196	7,600	General Dynamics Corporation	866,780
47,100	Medtronic, Inc.	2,711,547	406,600	General Electric Company	14,251,319
84,100	Merck & Company, Inc.	2,675,221	4,400	Goodrich Corporation	180,840
2,100	Millipore Corporation(b)	138,684	32,337	Honeywell International, Inc.	1,204,553
8,400	Mylan Laboratories, Inc.(d)	167,664	8,000	Illinois Tool Works, Inc.	703,920
5,200	Patterson Companies, Inc.(b,d)	173,680	12,900	Ingersoll-Rand Company	520,773
5,600	PerkinElmer, Inc.	131,936	3,700	ITT Industries, Inc.	380,434
279,651	Pfizer, Inc.	6,521,461	4,800	L-3 Communications Holdings,
6,800	Quest Diagnostics, Inc.	350,064		Inc.	356,880

The accompanying notes to the financial statements are an integral part of this schedule.

Balanced Portfolio
Schedule of Investments as of December 31, 2005(a)

Shares	Common Stock (54.1%)	Value	Shares	Common Stock (54.1%)	Value

Industrials -- continued			6,600	Citrix Systems, Inc.(b)	$189,948
13,700	Lockheed Martin Corporation	$871,731	18,075	Computer Associates
15,800	Masco Corporation	477,002		International, Inc.	509,534
4,300	Monster Worldwide, Inc.(b)	175,526	7,100	Computer Sciences Corporation(b)	359,544
3,100	Navistar International Corporation(b)	88,722	14,600	Compuware Corporation(b)	130,962
15,100	Norfolk Southern Corporation	676,933	8,000	Comverse Technology, Inc.(b)	212,720
13,306	Northrop Grumman Corporation	799,824	5,100	Convergys Corporation(b)	80,835
6,300	PACCAR, Inc.	436,149	58,300	Corning, Inc.(b)	1,146,178
4,900	Pall Corporation	131,614	90,800	Dell, Inc.(b,c)	2,723,092
4,700	Parker-Hannifin Corporation	310,012	11,500	Electronic Arts, Inc.(b,c)	601,565
8,400	Pitney Bowes, Inc.	354,900	20,500	Electronic Data Systems
8,900	R.R. Donnelley & Sons Company	304,469		Corporation	492,820
17,700	Raytheon Company	710,655	91,724	EMC Corporation(b)	1,249,281
6,700	Robert Half International, Inc.	253,863	29,162	First Data Corporation	1,254,258
6,700	Rockwell Automation, Inc.	396,372	7,250	Fiserv, Inc.(b)	313,708
6,400	Rockwell Collins, Inc.	297,408	14,930	Freescale Semiconductor, Inc.(b)	375,788
2,200	Ryder System, Inc.	90,244	15,900	Gateway, Inc.(b,d)	39,909
26,380	Southwest Airlines Company	433,423	109,861	Hewlett-Packard Company	3,145,320
5,200	Textron, Inc.	400,296	231,500	Intel Corporation(c)	5,778,240
77,663	Tyco International, Ltd.	2,241,354	60,500	International Business
10,200	Union Pacific Corporation	821,202		Machines Corporation	4,973,100
42,000	United Parcel Service, Inc.	3,156,300	6,400	Intuit, Inc.(b)	341,120
39,600	United Technologies Corporation	2,214,036	6,300	Jabil Circuit, Inc.(b)	233,667
3,200	W.W. Grainger, Inc.	227,520	66,800	JDS Uniphase Corporation(b,d)	157,648
21,430	Waste Management, Inc.	650,400	7,600	KLA-Tencor Corporation	374,908

	Total Industrials	49,101,812	4,600	Lexmark International, Inc.(b)	206,218

			11,800	Linear Technology Corporation	425,626
Information Technology (8.2%)			15,900	LSI Logic Corporation(b)	127,200
3,528	ADC Telecommunications, Inc.(b,d)	78,816	172,075	Lucent Technologies, Inc.(b,d)	457,720
25,100	Adobe Systems, Inc.	927,696	12,600	Maxim Integrated Products, Inc.(c)	456,624
15,700	Advanced Micro Devices, Inc.(b)	480,420	2,700	Mercury Interactive Corporation(b,d)	75,033
4,900	Affiliated Computer Services, Inc.(b)	289,982	22,700	Micron Technology, Inc.(b,d)	302,137
16,163	Agilent Technologies, Inc.(b)	538,066	351,100	Microsoft Corporation(c)	9,181,265
13,600	Altera Corporation(b)	252,008	4,950	Molex, Inc.	128,452
13,800	Analog Devices, Inc.	495,006	94,321	Motorola, Inc.	2,130,711
8,000	Andrew Corporation(b)	85,840	12,600	National Semiconductor
32,200	Apple Computer, Inc.(b)	2,314,858		Corporation	327,348
62,400	Applied Materials, Inc.	1,119,456	7,700	NCR Corporation(b)	261,338
16,300	Applied Micro		14,700	Network Appliance, Inc.(b)	396,900
	Circuits Corporation(b)	41,891	15,100	Novell, Inc.(b)	133,333
9,200	Autodesk, Inc.(c)	395,140	5,400	Novellus Systems, Inc.(b)	130,248
21,600	Automatic Data Processing, Inc.	991,224	6,000	NVIDIA Corporation(b)	219,360
16,539	Avaya, Inc.(b)	176,471	137,000	Oracle Corporation(b)	1,672,770
8,400	BMC Software, Inc.(b,c)	172,116	7,200	Parametric Technology
10,600	Broadcom Corporation(b)	499,790		Corporation(b)	43,920
15,000	CIENA Corporation(b)	44,550	12,650	Paychex, Inc.	482,218
232,600	Cisco Systems, Inc.(b,c)	3,982,112	5,700	PMC-Sierra, Inc.(b,d)	43,947

The accompanying notes to the financial statements are an integral part of this schedule.

Balanced Portfolio
Schedule of Investments as of December 31, 2005(a)

Shares	Common Stock (54.1%)	Value	Shares	Common Stock (54.1%)	Value

Information Technology -- continued			5,900	Nucor Corporation	$393,648
2,700	QLogic Corporation(b)	$87,777	6,200	Pactiv Corporation(b)	136,400
63,400	QUALCOMM, Inc.	2,731,272	4,020	Phelps Dodge Corporation	578,357
5,485	Sabre Holdings Corporation	132,243	6,300	PPG Industries, Inc.	364,770
19,800	Sanmina-SCI Corporation(b)	84,348	12,500	Praxair, Inc.	662,000
6,000	Scientific-Atlanta, Inc.	258,420	5,411	Rohm and Haas Company	262,001
20,800	Siebel Systems, Inc.	220,064	3,364	Sealed Air Corporation(b)	188,956
35,600	Solectron Corporation(b)	130,296	2,800	Sigma-Aldrich Corporation(d)	177,212
128,100	Sun Microsystems, Inc.(b)	536,739	4,100	Temple-Inland, Inc.	183,885
40,472	Symantec Corporation(b)	708,260	4,700	United States Steel Corporation(d)	225,929
10,888	Symbol Technologies, Inc.	139,584	3,800	Vulcan Materials Company	257,450
3,200	Tektronix, Inc.	90,272	9,400	Weyerhaeuser Company	623,596

16,100	Tellabs, Inc.(b)	175,490		Total Materials	12,985,161

8,400	Teradyne, Inc.(b)	122,388
62,000	Texas Instruments, Inc.	1,988,340	Telecommunications Services (1.6%)
14,500	Unisys Corporation(b)	84,535	14,800	ALLTEL Corporation	933,880
38,400	Xerox Corporation(b)	562,560	150,379	AT&T, Inc.(c)	3,682,782
12,900	Xilinx, Inc.	325,209	70,000	BellSouth Corporation	1,897,000
48,400	Yahoo!, Inc.(b)	1,896,312	5,250	CenturyTel, Inc.	174,090

	Total Information		13,800	Citizens Communications
	Technology	65,046,064		Company	168,774

			60,418	Qwest Communications
Materials (1.6%)				International, Inc.(b,d)	341,362
8,900	Air Products and Chemicals, Inc.	526,791	112,969	Sprint Nextel Corporation	2,638,956
34,164	Alcoa, Inc.	1,010,229	106,270	Verizon Communications, Inc.	3,200,852

3,881	Allegheny Technologies, Inc.	140,026		Total Telecommunications
3,100	Ashland, Inc.(c)	179,490		Services	13,037,696

4,500	Ball Corporation(c)	178,740
3,300	Bemis Company, Inc.	91,938	Utilities (1.8%)
36,477	Dow Chemical Company(c)	1,598,422	24,700	AES Corporation(b)	391,001
34,819	E.I. du Pont de Nemours and		6,900	Allegheny Energy, Inc.(b)	218,385
	Company	1,479,808	7,600	Ameren Corporation(d)	389,424
3,500	Eastman Chemical Company	180,565	15,340	American Electric Power
7,500	Ecolab, Inc.	272,025		Company, Inc.	568,961
4,450	Engelhard Corporation	134,168	13,224	CenterPoint Energy, Inc.(d)	169,928
7,400	Freeport-McMoRan Copper &		7,300	Cinergy Corporation	309,958
	Gold, Inc.	398,120	9,200	CMS Energy Corporation(b)	133,492
3,800	Hercules, Inc.(b,c)	42,940	9,500	Consolidated Edison, Inc.(d)	440,135
2,700	International Flavors &		7,100	Constellation Energy Group, Inc.	408,960
	Fragrances, Inc.	90,450	13,515	Dominion Resources, Inc.	1,043,358
18,121	International Paper Company	609,047	7,000	DTE Energy Company	302,330
3,400	Louisiana-Pacific Corporation	93,398	35,322	Duke Energy Corporation	969,589
6,280	MeadWestvaco Corporation	176,028	9,100	Dynegy, Inc.(b,d)	44,044
10,233	Monsanto Company	793,364	12,200	Edison International, Inc.	532,042
17,517	Newmont Mining Corporation	935,408	8,100	Entergy Corporation	556,065

The accompanying notes to the financial statements are an integral part of this schedule.

Balanced Portfolio
Schedule of Investments as of December 31, 2005(a)

Shares	Common Stock (54.1%)	Value	Shares	Common Stock (54.1%)		Value

Utilities -- continued			9,900	Public Service Enterprise
25,574	Exelon Corporation(c)	$1,359,002		Group, Inc.		$643,203
12,500	FirstEnergy Corporation	612,375	9,487	Sempra Energy		425,397
15,500	FPL Group, Inc.	644,180	28,600	Southern Company		987,558
6,300	KeySpan Corporation	224,847	7,500	TECO Energy, Inc.		128,850
2,200	Nicor, Inc.(d)	86,482	18,840	TXU Corporation		945,580
10,134	NiSource, Inc.	211,395	16,410	Xcel Energy, Inc.		302,929

1,200	Peoples Energy Corporation(d)	42,084		Total Utilities		14,603,590

12,900	PG&E Corporation	478,848

4,100	Pinnacle West Capital Corporation	169,535		Total Common Stock
14,600	PPL Corporation	429,240		(cost $352,065,082)		432,319,299

9,891	Progress Energy, Inc.	434,413

Principal				Interest	Maturity
Amount	Long-Term Fixed Income (33.2%)			Rate	Date	Value

Asset-Backed Securities (6.5%)
$2,000,000	Americredit Automobile Receivables Trust(c,e)			4.400%	1/6/2006	$2,000,270
2,000,000	Bear Stearns Asset-Backed Securities, Inc.(e,f)			4.619	1/25/2006	2,000,828
1,000,000	California Infrastructure PG&E Company			6.480	12/26/2009	1,024,698
2,000,000	Caterpillar Financial Asset Trust			3.900	2/25/2009	1,975,708
390,525	Chase Funding Mortgage Loan Asset-Backed Certificates			2.734	9/25/2024	388,059
2,500,000	DaimlerChrysler Master Owner Trust(e)			4.419	1/15/2006	2,500,245
1,595,425	Encore Credit Receivables Trust(e)			4.500	1/25/2006	1,595,648
2,342,921	FBR Securitization Trust, LLC(c,e)			4.499	1/25/2006	2,342,899
2,142,818	First Franklin Mortgage Loan Asset-Backed
	Certificates(e)			4.479	1/25/2006	2,091,712
2,000,000	Fremont Home Loan Trust(e)			4.539	1/25/2006	2,000,250
2,000,000	GE Dealer Floorplan Master Note Trust(e)			4.410	1/20/2006	2,000,572
2,000,000	GE Equipment Small Ticket, LLC			4.380	7/22/2009	1,984,154
2,500,000	GMAC Mortgage Corporation Loan Trust(e)			4.469	1/25/2006	2,497,292
400,000	GMAC Mortgage Corporation Loan Trust(c,e)			4.509	1/25/2006	400,235
775,000	Honda Auto Receivables Owner Trust			3.820	5/21/2010	756,983
2,500,000	Hyundai Auto Receivables Trust			3.880	6/16/2008	2,487,055
1,500,000	John Deere Owner Trust			3.980	6/15/2009	1,481,334
660,167	Long Beach Mortgage Loan Trust(e)			4.489	1/25/2006	660,304
400,000	Massachusetts RRB Special Purpose Trust			3.780	9/15/2010	393,093
2,475,359	National Collegiate Student Loan Trust(e)			4.439	1/25/2006	2,474,894
2,000,000	Option One Mortgage Loan Trust(e)			4.539	1/25/2006	2,000,262
2,110,219	Popular ABS Mortgage Pass-Through Trust(e)			4.489	1/25/2006	2,109,928
1,887,391	Popular ABS Mortgage Pass-Through Trust(e,f)			4.509	1/25/2006	1,887,551
2,472,116	Residential Asset Securities Corporation(e,f)			4.459	1/25/2006	2,472,215
1,752,196	Residential Asset Securities Corporation(e)			4.489	1/25/2006	1,752,384
1,847,342	SLM Student Loan Trust(e)			4.210	1/25/2006	1,844,591
1,857,921	Specialty Underwriting and Residential Finance Trust(e)			4.499	1/25/2006	1,858,231
945,615	Structured Asset Investment Loan Trust(e)			4.459	1/25/2006	945,716

The accompanying notes to the financial statements are an integral part of this schedule.

Balanced Portfolio
Schedule of Investments as of December 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (33.2%)	Rate	Date	Value

Asset-Backed Securities -- continued
$2,000,000	Textron Financial Floorplan Master Note Trust(e)	4.482%	1/13/2006	$2,004,375
1,685,291	Wachovia Mortgage Loan Trust, LLC(e,f)	4.489	1/25/2006	1,685,398

	Total Asset-Backed Securities			51,616,884

Basic Materials (0.1%)
250,000	Alcan, Inc.	5.000	6/1/2015	242,508
300,000	Codelco, Inc.(c)	6.375	11/30/2012	322,618
550,000	Weyerhaeuser Company(d)	6.750	3/15/2012	583,763

	Total Basic Materials			1,148,889

Capital Goods (0.4%)
350,000	Boeing Capital Corporation(d)	6.100	3/1/2011	368,768
225,000	Caterpillar, Inc.(d)	4.500	6/15/2009	221,870
1,050,000	General Electric Company(d)	5.000	2/1/2013	1,049,454
300,000	John Deere Capital Corporation(d)	7.000	3/15/2012	331,352
475,000	Lockheed Martin Corporation(d)	8.200	12/1/2009	530,693
225,000	Northrop Grumman Corporation	7.125	2/15/2011	245,181
250,000	Tyco International Group SA	6.375	10/15/2011	259,649

	Total Capital Goods			3,006,967

Commercial Mortgage-Backed Securities (2.1%)
500,000	Banc of America Commercial Mortgage, Inc.	5.001	9/10/2010	497,580
1,000,000	Banc of America Commercial Mortgage, Inc.	5.118	7/11/2043	1,001,863
400,000	Bear Stearns Commercial Mortgage Securities, Inc.	3.869	2/11/2041	384,777
1,532,225	Commercial Mortgage Pass-Through Certificates(e)	4.469	1/15/2006	1,532,050
2,422,829	Credit Suisse First Boston Mortgage Securities
	Corporation(e)	4.510	1/15/2006	2,422,822
500,000	Credit Suisse First Boston Mortgage Securities
	Corporation	4.829	11/15/2037	487,994
200,000	General Electric Commercial Mortgage Corporation	4.641	9/10/2013	194,535
1,500,000	GMAC Commercial Mortgage Securities, Inc.	4.547	12/10/2041	1,451,958
1,000,000	Greenwich Capital Commercial Funding Corporation	5.317	6/10/2036	1,009,389
400,000	J.P. Morgan Chase Commercial Mortgage Securities
	Corporation	4.654	1/12/2037	389,328
1,000,000	LB-UBS Commercial Mortgage Trust	3.086	5/15/2027	959,988
1,729,598	Nationslink Funding Corporation	6.316	1/20/2031	1,781,393
2,493,024	Wachovia Bank Commercial Mortgage Trust(e)	4.469	1/15/2006	2,492,368
2,000,000	Wachovia Bank Commercial Mortgage Trust(e,f)	4.569	1/15/2006	2,000,128

	Total Commercial Mortgage-Backed Securities			16,606,173

Communications Services (0.9%)
225,000	British Telecom plc	8.375	12/15/2010	256,131
450,000	Cingular Wireless, Inc.	6.500	12/15/2011	481,536
200,000	Comcast Corporation(d)	5.500	3/15/2011	201,085
500,000	Cox Communications, Inc.(c)	7.750	11/1/2010	541,535
225,000	Deutsche Telekom International Finance BV	8.500	6/15/2010	255,098

The accompanying notes to the financial statements are an integral part of this schedule.

Balanced Portfolio
Schedule of Investments as of December 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (33.2%)	Rate	Date	Value

Communications Services -- continued
$400,000	Deutsche Telekom International Finance BV(d)	5.250%	7/22/2013	$397,874
225,000	France Telecom SA(d)	9.250	3/1/2011	251,311
450,000	New Cingular Wireless Services, Inc.(c)	7.875	3/1/2011	504,925
500,000	News America, Inc.(d)	4.750	3/15/2010	492,459
500,000	SBC Communications, Inc.	5.875	2/1/2012	514,060
600,000	Sprint Capital Corporation	7.625	1/30/2011	661,638
450,000	Sprint Capital Corporation	6.900	5/1/2019	495,625
550,000	Telecom Italia Capital SA	5.250	11/15/2013	539,701
425,000	Tele-Communications, Inc. (TCI Group)(d)	7.875	8/1/2013	480,363
1,000,000	Verizon Global Funding Corporation(d)	7.250	12/1/2010	1,085,129

	Total Communications Services			7,158,470

Consumer Cyclical (0.4%)
650,000	AOL Time Warner, Inc.	6.875	5/1/2012	691,912
500,000	DaimlerChrysler North American Holdings Corporation	6.500	11/15/2013	523,524
500,000	Johnson Controls, Inc.	7.125	7/15/2017	565,478
475,000	Toyota Motor Credit Corporation(d)	2.875	8/1/2008	453,355
450,000	Wal-Mart Stores, Inc.(d)	7.550	2/15/2030	574,197

	Total Consumer Cyclical			2,808,466

Consumer Non-Cyclical (0.5%)
500,000	Bunge Limited Finance Corporation	4.375	12/15/2008	491,372
425,000	Coca-Cola HBC Finance BV(d)	5.125	9/17/2013	427,210
600,000	ConAgra Foods, Inc.	6.000	9/15/2006	604,155
482,000	General Mills, Inc.(d)	6.000	2/15/2012	504,436
250,000	GlaxoSmithKline Capital, Inc.	5.375	4/15/2034	251,612
500,000	Kraft Foods, Inc.	6.250	6/1/2012	527,472
500,000	Kroger Company	4.950	1/15/2015	468,775
500,000	WellPoint, Inc.(d)	5.000	12/15/2014	491,152

	Total Consumer Non-Cyclical			3,766,184

Energy (0.3%)
500,000	Burlington Resources, Inc.	6.500	12/1/2011	539,748
800,000	Conoco Funding Company	6.350	10/15/2011	857,182
250,000	PennzEnergy Company	10.125	11/15/2009	291,900
500,000	Union Oil Company of California	5.050	10/1/2012	508,730

	Total Energy			2,197,560

Financials (2.0%)
450,000	Allstate Corporation	5.000	8/15/2014	445,371
250,000	Associates Corporation of North America(c)	6.250	11/1/2008	258,969
725,000	Bank of America Corporation(d)	3.875	1/15/2008	711,710
675,000	Bank of America Corporation(d)	4.750	8/15/2013	661,204
1,350,000	Bank One Corporation	5.900	11/15/2011	1,403,939
700,000	BB&T Corporation	6.500	8/1/2011	750,648
900,000	BNP Paribas SA(d)	5.186	6/29/2015	873,120

The accompanying notes to the financial statements are an integral part of this schedule.

Balanced Portfolio
Schedule of Investments as of December 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (33.2%)	Rate	Date	Value

Financials -- continued
$650,000	CIT Group, Inc.(d)	4.750%	12/15/2010	$639,175
1,000,000	Citigroup, Inc.(d)	3.500	2/1/2008	973,559
650,000	Credit Suisse First Boston USA, Inc.(d)	3.875	1/15/2009	630,988
450,000	EOP Operating, LP	4.750	3/15/2014	425,246
675,000	Goldman Sachs Group, Inc.(d)	6.600	1/15/2012	725,078
425,000	Household Finance Corporation(d)	4.750	5/15/2009	420,363
500,000	HSBC Finance Corporation(d)	5.000	6/30/2015	486,208
650,000	Lehman Brothers Holdings, Inc.(d)	3.950	11/10/2009	626,040
450,000	Merrill Lynch & Company, Inc.	5.000	2/3/2014	444,398
350,000	MetLife, Inc.	5.000	6/15/2015	343,283
1,100,000	Morgan Stanley Dean Witter & Company	6.750	4/15/2011	1,184,180
425,000	ProLogis Trust	5.500	3/1/2013	428,838
500,000	Prudential Financial, Inc.	4.750	6/13/2015	484,561
400,000	Residential Capital Corporation	6.375	6/30/2010	406,446
450,000	Student Loan Marketing Corporation	4.000	1/15/2010	432,760
450,000	Union Planters Corporation	4.375	12/1/2010	439,246
425,000	Wachovia Bank NA(d)	4.875	2/1/2015	414,467
500,000	Washington Mutual Bank FA	5.500	1/15/2013	507,806
900,000	Wells Fargo & Company	4.200	1/15/2010	876,178

	Total Financials			15,993,781

Foreign (1.1%)
1,500,000	Canadian Government(d)	5.250	11/5/2008	1,534,044
625,000	European Investment Bank	3.000	6/16/2008	604,266
450,000	Export-Import Bank of Korea	4.125	2/10/2009	438,348
1,200,000	Inter-American Development Bank	5.375	11/18/2008	1,224,710
1,000,000	Ontario Electricity Financial Corporation	7.450	3/31/2013	1,160,549
425,000	Pemex Project Funding Master Trust(d)	9.125	10/13/2010	489,175
250,000	Petro-Canada, Ltd.	8.600	1/15/2010	289,294
500,000	Province of Newfoundland	8.650	10/22/2022	693,978
600,000	Province of Quebec	4.875	5/5/2014	601,142
750,000	Republic of Italy(d)	4.375	6/15/2013	735,003
875,000	United Mexican States(d)	7.500	1/14/2012	975,625

	Total Foreign			8,746,134

Mortgage-Backed Securities (9.3%)
47,885	Federal Home Loan Mortgage Corporation
	Gold 7-Yr. Balloon	6.000	4/1/2006	48,103
15,704	Federal Home Loan Mortgage Corporation
	Gold 15-Yr. Pass Through	6.500	4/1/2009	16,046
15,867	Federal Home Loan Mortgage Corporation
	Gold 15-Yr. Pass Through	7.500	8/1/2010	16,574
14,403	Federal Home Loan Mortgage Corporation
	Gold 15-Yr. Pass Through	7.000	11/1/2010	14,897
79,572	Federal Home Loan Mortgage Corporation
	Gold 15-Yr. Pass Through	7.000	2/1/2011	82,300

The accompanying notes to the financial statements are an integral part of this schedule.

Balanced Portfolio
Schedule of Investments as of December 31, 2005(a)

Principal				Interest	Maturity
Amount	Long-Term Fixed Income (33.2%)			Rate	Date	Value

Mortgage-Backed Securities -- continued
$53,701	Federal Home Loan Mortgage Corporation
	Gold	15-Yr.	Pass Through	6.000%	5/1/2012	$54,792
18,484	Federal Home Loan Mortgage Corporation
	Gold	15-Yr.	Pass Through	7.000	8/1/2012	19,181
35,405	Federal Home Loan Mortgage Corporation
	Gold	15-Yr.	Pass Through	6.500	11/1/2012	36,368
18,123	Federal Home Loan Mortgage Corporation
	Gold	15-Yr.	Pass Through	6.500	8/1/2013	18,619
132,968	Federal Home Loan Mortgage Corporation
	Gold	15-Yr.	Pass Through	6.000	2/1/2014	135,739
179,282	Federal Home Loan Mortgage Corporation
	Gold	15-Yr.	Pass Through	5.500	4/1/2014	180,683
181,553	Federal Home Loan Mortgage Corporation
	Gold	15-Yr.	Pass Through	6.000	4/1/2014	185,298
67,107	Federal Home Loan Mortgage Corporation
	Gold	15-Yr.	Pass Through	6.500	6/1/2014	68,967
73,592	Federal Home Loan Mortgage Corporation
	Gold	15-Yr.	Pass Through	7.500	9/1/2014	77,284
1,736,778	Federal Home Loan Mortgage Corporation
	Gold	15-Yr.	Pass Through	5.500	12/1/2017	1,748,229
8,167	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	8.000	6/1/2012	8,679
24,381	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	6.500	4/1/2024	25,114
103,016	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	9.000	11/1/2024	112,952
4,564	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	9.000	4/1/2025	5,008
6,622	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	7.000	9/1/2025	6,915
6,031	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	8.500	9/1/2025	6,542
19,582	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	8.000	1/1/2026	20,925
5,716	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	6.500	5/1/2026	5,883
20,408	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	7.000	5/1/2026	21,309
32,264	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	6.000	7/1/2026	32,692
2,657	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	7.500	7/1/2026	2,796
1,722	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	7.500	8/1/2026	1,812
10,075	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	8.000	11/1/2026	10,767

The accompanying notes to the financial statements are an integral part of this schedule.

Balanced Portfolio
Schedule of Investments as of December 31, 2005(a)

Principal				Interest	Maturity
Amount	Long-Term Fixed Income (33.2%)			Rate	Date	Value

Mortgage-Backed Securities -- continued
$6,795	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	7.500%	1/1/2027	$7,150
17,327	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	6.500	2/1/2027	17,837
17,467	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	7.000	2/1/2027	18,224
39,017	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	8.000	3/1/2027	41,697
12,861	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	7.500	4/1/2027	13,525
5,895	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	7.000	5/1/2027	6,151
34,188	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	8.000	6/1/2027	36,537
12,448	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	8.500	7/1/2027	13,502
13,721	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	7.000	9/1/2027	14,316
19,543	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	8.000	10/1/2027	20,886
17,931	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	7.500	11/1/2027	18,856
6,668	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	6.500	12/1/2027	6,864
22,926	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	7.500	12/1/2027	24,109
47,119	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	7.000	3/1/2028	49,150
17,292	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	7.500	5/1/2028	18,185
66,363	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	6.500	6/1/2028	68,289
25,770	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	7.000	10/1/2028	26,880
67,358	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	6.500	11/1/2028	69,313
15,120	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	6.500	1/1/2029	15,559
123,703	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	6.000	3/1/2029	125,310
67,356	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	6.500	4/1/2029	69,285
111,506	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	6.000	5/1/2029	112,955
113,596	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	7.000	5/1/2029	118,392

The accompanying notes to the financial statements are an integral part of this schedule.

Balanced Portfolio
Schedule of Investments as of December 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (33.2%)	Rate	Date	Value

Mortgage-Backed Securities -- continued
$50,135	Federal Home Loan Mortgage Corporation
	Gold 30-Yr. Pass Through	6.500%	7/1/2029	$51,571
69,182	Federal Home Loan Mortgage Corporation
	Gold 30-Yr. Pass Through	6.500	8/1/2029	71,163
19,036	Federal Home Loan Mortgage Corporation
	Gold 30-Yr. Pass Through	7.000	9/1/2029	19,840
29,929	Federal Home Loan Mortgage Corporation
	Gold 30-Yr. Pass Through	7.000	10/1/2029	31,193
30,033	Federal Home Loan Mortgage Corporation
	Gold 30-Yr. Pass Through	7.500	11/1/2029	31,544
9,699	Federal Home Loan Mortgage Corporation
	Gold 30-Yr. Pass Through	7.000	1/1/2030	10,104
66,023	Federal Home Loan Mortgage Corporation
	Gold 30-Yr. Pass Through	7.500	1/1/2030	69,302
20,121	Federal Home Loan Mortgage Corporation
	Gold 30-Yr. Pass Through	8.000	8/1/2030	21,459
99,226	Federal Home Loan Mortgage Corporation
	Gold 30-Yr. Pass Through	6.000	3/1/2031	100,463
318,112	Federal Home Loan Mortgage Corporation
	Gold 30-Yr. Pass Through	6.000	6/1/2031	322,078
245,139	Federal Home Loan Mortgage Corporation
	Gold 30-Yr. Pass Through	6.000	1/1/2032	248,194
989,358	Federal Home Loan Mortgage Corporation
	Gold 30-Yr. Pass Through	6.000	10/1/2032	1,000,951
7,000,000	Federal Home Loan Mortgage Corporation
	Gold 30-Yr. Pass Through(g)	5.000	1/1/2036	6,774,684
4,050,000	Federal Home Loan Mortgage Corporation
	Gold 30-Yr. Pass Through(g)	6.000	1/1/2036	4,089,236
7,343	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	9.000	4/1/2010	7,789
7,453	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	6.000	2/1/2011	7,614
11,240	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	8.000	5/1/2011	11,888
18,880	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	7.000	6/1/2011	19,592
8,672	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	6.500	7/1/2011	8,917
8,621	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	7.500	7/1/2011	8,993
59,631	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	6.500	5/1/2012	61,320
27,955	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	6.500	7/1/2012	28,747
56,127	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	7.000	10/1/2012	58,331

The accompanying notes to the financial statements are an integral part of this schedule.

Balanced Portfolio
Schedule of Investments as of December 31, 2005(a)

Principal			Interest	Maturity
Amount	Long-Term Fixed Income (33.2%)		Rate	Date	Value

Mortgage-Backed Securities -- continued
$15,174	Federal National Mortgage Association Conventional
	15-Yr.	Pass Through	7.000%	12/1/2012	$15,769
37,382	Federal National Mortgage Association Conventional
	15-Yr.	Pass Through	6.500	6/1/2013	38,457
213,630	Federal National Mortgage Association Conventional
	15-Yr.	Pass Through	5.500	12/1/2013	215,372
146,984	Federal National Mortgage Association Conventional
	15-Yr.	Pass Through	6.000	12/1/2013	150,179
33,808	Federal National Mortgage Association Conventional
	15-Yr.	Pass Through	7.500	4/1/2015	35,554
19,950,000	Federal National Mortgage Association Conventional
	15-Yr.	Pass Through(g)	5.000	1/1/2021	19,731,787
105,619	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	6.000	11/1/2013	107,926
11,163	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	10.500	8/1/2020	12,471
6,455	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	9.500	4/1/2025	7,182
1,790	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	7.500	9/1/2025	1,880
8,926	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	8.500	11/1/2025	9,680
6,070	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	7.000	1/1/2026	6,352
21,836	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	6.500	2/1/2026	22,501
8,526	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	7.000	3/1/2026	8,921
12,797	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	6.500	4/1/2026	13,186
2,176	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	8.500	5/1/2026	2,360
7,032	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	7.500	7/1/2026	7,385
34,889	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	7.500	8/1/2026	36,643
2,541	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	8.000	8/1/2026	2,713
36,394	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	9.000	9/1/2026	39,894
16,754	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	7.000	11/1/2026	17,529
5,832	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	8.000	11/1/2026	6,225
2,306	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	7.500	12/1/2026	2,422

The accompanying notes to the financial statements are an integral part of this schedule.

Balanced Portfolio
Schedule of Investments as of December 31, 2005(a)

Principal			Interest	Maturity
Amount	Long-Term Fixed Income (33.2%)		Rate	Date	Value

Mortgage-Backed Securities -- continued
$3,404	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	7.500%	2/1/2027	$3,575
11,848	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	7.000	3/1/2027	12,397
13,135	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	7.500	5/1/2027	13,789
16,834	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	6.500	7/1/2027	17,346
10,925	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	7.000	7/1/2027	11,423
5,192	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	8.000	7/1/2027	5,549
20,940	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	7.500	8/1/2027	21,981
68,857	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	8.000	9/1/2027	73,598
15,002	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	7.000	10/1/2027	15,685
74,014	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	7.500	12/1/2027	77,697
7,343	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	8.000	12/1/2027	7,849
33,350	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	6.500	2/1/2028	34,364
24,780	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	7.000	2/1/2028	25,908
200,539	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	6.500	7/1/2028	206,579
43,745	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	7.000	8/1/2028	45,722
112,941	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	6.500	11/1/2028	116,343
4,940	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	7.000	11/1/2028	5,164
143,685	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	6.000	12/1/2028	145,511
57,202	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	7.000	12/1/2028	59,787
80,996	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	6.000	3/1/2029	81,995
81,742	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	6.500	6/1/2029	84,180
122,415	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	6.000	7/1/2029	123,925
31,288	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	6.500	7/1/2029	32,221

The accompanying notes to the financial statements are an integral part of this schedule.

Balanced Portfolio
Schedule of Investments as of December 31, 2005(a)

Principal			Interest	Maturity
Amount	Long-Term Fixed Income (33.2%)		Rate	Date	Value

Mortgage-Backed Securities -- continued
$130,011	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	7.500%	8/1/2029	$136,347
133,634	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	6.000	11/1/2029	135,283
111,244	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	7.000	11/1/2029	116,190
40,781	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	8.500	4/1/2030	44,154
17,294	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	7.500	8/1/2030	18,124
210,119	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	6.500	7/1/2031	215,986
96,117	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	6.500	10/1/2031	98,802
111,857	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	6.500	12/1/2031	114,980
137,158	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	6.500	5/1/2032	140,962
774,432	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	6.500	7/1/2032	795,908
31,400,000	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through(g)	5.500	1/1/2036	31,086,000
9,626	Government National Mortgage Association
	15-Yr.	Pass Through	6.500	5/15/2009	9,901
23,661	Government National Mortgage Association
	15-Yr.	Pass Through	6.000	4/15/2011	24,286
7,293	Government National Mortgage Association
	15-Yr.	Pass Through	6.500	6/15/2011	7,533
13,299	Government National Mortgage Association
	15-Yr.	Pass Through	7.500	7/15/2011	13,955
31,141	Government National Mortgage Association
	15-Yr.	Pass Through	7.000	4/15/2012	32,484
161,879	Government National Mortgage Association
	15-Yr.	Pass Through	6.000	7/15/2014	166,273
4,381	Government National Mortgage Association
	30-Yr.	Pass Through	9.500	12/15/2024	4,873
15,125	Government National Mortgage Association
	30-Yr.	Pass Through	9.500	1/15/2025	16,841
37,156	Government National Mortgage Association
	30-Yr.	Pass Through	9.000	3/15/2025	40,743
3,085	Government National Mortgage Association
	30-Yr.	Pass Through	7.500	8/15/2025	3,255
52,012	Government National Mortgage Association
	30-Yr.	Pass Through	7.000	1/15/2026	53,943
4,889	Government National Mortgage Association
	30-Yr.	Pass Through	6.500	3/15/2026	5,120

The accompanying notes to the financial statements are an integral part of this schedule.

Balanced Portfolio
Schedule of Investments as of December 31, 2005(a)

Principal			Interest	Maturity
Amount	Long-Term Fixed Income (33.2%)		Rate	Date	Value

Mortgage-Backed Securities -- continued
$30,964	Government National Mortgage Association
	30-Yr.	Pass Through	7.000%	4/15/2026	$32,596
7,330	Government National Mortgage Association
	30-Yr.	Pass Through	8.000	4/15/2026	7,856
33,757	Government National Mortgage Association
	30-Yr.	Pass Through	6.000	5/15/2026	34,626
23,749	Government National Mortgage Association
	30-Yr.	Pass Through	7.000	5/15/2026	25,001
10,302	Government National Mortgage Association
	30-Yr.	Pass Through	7.500	5/15/2026	10,861
52,756	Government National Mortgage Association
	30-Yr.	Pass Through	7.000	6/15/2026	55,536
7,780	Government National Mortgage Association
	30-Yr.	Pass Through	8.500	6/15/2026	8,413
3,506	Government National Mortgage Association
	30-Yr.	Pass Through	8.500	7/15/2026	3,792
36,712	Government National Mortgage Association
	30-Yr.	Pass Through	8.000	9/15/2026	39,346
12,096	Government National Mortgage Association
	30-Yr.	Pass Through	7.500	10/15/2026	12,753
18,826	Government National Mortgage Association
	30-Yr.	Pass Through	8.000	11/15/2026	20,177
3,285	Government National Mortgage Association
	30-Yr.	Pass Through	8.500	11/15/2026	3,553
7,656	Government National Mortgage Association
	30-Yr.	Pass Through	9.000	12/15/2026	8,401
2,735	Government National Mortgage Association
	30-Yr.	Pass Through	7.500	1/15/2027	2,881
47,384	Government National Mortgage Association
	30-Yr.	Pass Through	7.500	4/15/2027	49,919
12,513	Government National Mortgage Association
	30-Yr.	Pass Through	8.000	6/20/2027	13,345
4,861	Government National Mortgage Association
	30-Yr.	Pass Through	8.000	8/15/2027	5,208
110,370	Government National Mortgage Association
	30-Yr.	Pass Through	6.500	10/15/2027	115,583
55,124	Government National Mortgage Association
	30-Yr.	Pass Through	7.000	10/15/2027	57,975
44,767	Government National Mortgage Association
	30-Yr.	Pass Through	7.000	11/15/2027	47,083
36,916	Government National Mortgage Association
	30-Yr.	Pass Through	6.500	7/15/2028	38,654
113,724	Government National Mortgage Association
	30-Yr.	Pass Through	7.000	7/15/2028	119,517
49,805	Government National Mortgage Association
	30-Yr.	Pass Through	7.500	7/15/2028	52,435

The accompanying notes to the financial statements are an integral part of this schedule.

Balanced Portfolio
Schedule of Investments as of December 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (33.2%)	Rate	Date	Value

Mortgage-Backed Securities -- continued
$126,318	Government National Mortgage Association
	30-Yr. Pass Through	6.500%	9/15/2028	$132,265
113,548	Government National Mortgage Association
	30-Yr. Pass Through	6.000	12/15/2028	116,454
110,002	Government National Mortgage Association
	30-Yr. Pass Through	6.500	1/15/2029	115,110
278,602	Government National Mortgage Association
	30-Yr. Pass Through	6.500	3/15/2029	291,539
88,028	Government National Mortgage Association
	30-Yr. Pass Through	6.500	4/15/2029	92,115
59,433	Government National Mortgage Association
	30-Yr. Pass Through	7.000	4/15/2029	62,429
205,479	Government National Mortgage Association
	30-Yr. Pass Through	6.000	6/15/2029	210,687
100,044	Government National Mortgage Association
	30-Yr. Pass Through	7.000	6/15/2029	105,087
13,780	Government National Mortgage Association
	30-Yr. Pass Through	7.500	8/15/2029	14,500
11,927	Government National Mortgage Association
	30-Yr. Pass Through	8.500	9/15/2029	12,878
121,740	Government National Mortgage Association
	30-Yr. Pass Through	8.000	5/15/2030	130,334
77,242	Government National Mortgage Association
	30-Yr. Pass Through	7.000	9/15/2031	81,096
157,284	Government National Mortgage Association
	30-Yr. Pass Through	6.500	2/15/2032	164,350

	Total Mortgage-Backed Securities			74,224,503

Technology (0.1%)
500,000	International Business Machines Corporation(d)	7.500	6/15/2013	578,780

	Total Technology			578,780

Transportation (0.2%)
425,000	CSX Corporation(c)	5.500	8/1/2013	434,009
450,000	FedEx Corporation	3.500	4/1/2009	430,859
500,000	Union Pacific Corporation	6.500	4/15/2012	537,778

	Total Transportation			1,402,646

U.S. Government (8.8%)

1,200,000	Federal Home Loan Bank(d)	4.250	4/16/2007	1,192,318
1,020,000	Federal Home Loan Bank	6.625	8/27/2007	1,050,080
1,000,000	Federal Home Loan Bank(d)	2.750	3/14/2008	959,217
1,000,000	Federal Home Loan Bank	5.925	4/9/2008	1,025,413
2,000,000	Federal Home Loan Bank	4.100	6/13/2008	1,970,056
2,000,000	Federal Home Loan Bank	4.250	10/14/2008	1,988,606
2,500,000	Federal Home Loan Bank	4.625	11/21/2008	2,493,930

The accompanying notes to the financial statements are an integral part of this schedule.

Balanced Portfolio
Schedule of Investments as of December 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (33.2%)	Rate	Date	Value

U.S. Government -- continued

$1,000,000	Federal Home Loan Bank	3.750%	8/18/2009	$967,424
400,000	Federal Home Loan Mortgage Corporation	3.625	2/15/2007	395,040
3,000,000	Federal Home Loan Mortgage Corporation	5.750	4/15/2008	3,064,599
1,500,000	Federal Home Loan Mortgage Corporation(d)	5.125	7/15/2012	1,527,422
600,000	Federal National Mortgage Association(d)	3.250	1/15/2008	582,866
1,000,000	Federal National Mortgage Association(d)	5.250	1/15/2009	1,015,262
4,000,000	Federal National Mortgage Association(d)	4.250	8/15/2010	3,918,996
850,000	Federal National Mortgage Association(d)	6.250	2/1/2011	897,694
1,500,000	Federal National Mortgage Association	5.625	4/17/2028	1,594,065
1,000,000	Federal National Mortgage Association	7.125	1/15/2030	1,305,390
1,000,000	Resolution Funding Corporation	8.625	1/15/2021	1,370,422
5,900,000	U.S. Treasury Bonds(d)	7.250	5/15/2016	7,244,557
925,000	U.S. Treasury Bonds(d)	8.875	2/15/2019	1,315,379
650,000	U.S. Treasury Bonds(d)	7.875	2/15/2021	879,683
600,000	U.S. Treasury Bonds(d)	8.000	11/15/2021	826,617
400,000	U.S. Treasury Bonds(d)	7.250	8/15/2022	520,906
250,000	U.S. Treasury Bonds(d)	7.625	11/15/2022	337,295
625,000	U.S. Treasury Bonds(d)	7.125	2/15/2023	808,496
750,000	U.S. Treasury Bonds(d)	6.250	8/15/2023	895,606
1,100,000	U.S. Treasury Bonds(d,f)	7.500	11/15/2024	1,495,613
500,000	U.S. Treasury Bonds(d)	6.875	8/15/2025	643,906
2,275,000	U.S. Treasury Bonds(d)	5.250	11/15/2028	2,481,349
4,350,000	U.S. Treasury Bonds(d)	6.125	8/15/2029	5,298,674
2,250,000	U.S. Treasury Notes(d)	3.375	2/15/2008	2,203,682
5,750,000	U.S. Treasury Notes(d)	5.500	2/15/2008	5,878,702
900,000	U.S. Treasury Notes(d)	5.500	5/15/2009	931,043
4,400,000	U.S. Treasury Notes(d)	6.000	8/15/2009	4,637,186
4,370,000	U.S. Treasury Notes(d)	5.000	2/15/2011	4,500,930
750,000	U.S. Treasury Notes(d)	4.750	5/15/2014	768,252
750,000	U.S. Treasury Notes(d)	4.500	11/15/2015	756,152

	Total U.S. Government			69,742,828

Utilities (0.5%)
450,000	Duke Capital Corporation(d)	7.500	10/1/2009	483,228
450,000	FirstEnergy Corporation(d)	6.450	11/15/2011	476,999
750,000	Niagara Mohawk Power Corporation	7.750	10/1/2008	800,771
425,000	Oncor Electric Delivery Company	6.375	1/15/2015	450,988
700,000	Public Service Company of Colorado	7.875	10/1/2012	814,902
1,000,000	Public Service Electric & Gas Company(d)	6.375	5/1/2008	1,028,228
225,000	Southern California Edison Company	5.000	1/15/2014	223,588

	Total Utilities			4,278,704

	Total Long-Term Fixed Income (cost $262,130,729)			263,276,969

The accompanying notes to the financial statements are an integral part of this schedule.

Balanced Portfolio
Schedule of Investments as of December 31, 2005(a)

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (9.2%)	Rate(h)	Date	Value

73,209,326	Thrivent Financial Securities Lending Trust	4.300%	N/A	$73,209,326

	Total Collateral Held for Securities Loaned
	(cost $73,209,326)			73,209,326

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (3.5%)	Rate(h)	Date	Value

$1,005,000	Allstate Corporation	4.170%	1/3/2006	$1,004,767
8,259,000	Cargill Global Funding plc	4.150	1/3/2006	8,257,096
9,000,000	Edison Asset Securitization, LLC	4.250	1/3/2006	8,997,905
9,649,632	Thrivent Money Market Portfolio	3.920	N/A	9,649,632

	Total Short-Term Investments (at amortized cost)			27,909,400

	Total Investments (cost $715,314,537)			$796,714,994

(a)	The categories of investments are shown as a percentage of total investments.

(b)	Non-income producing security.

(c)	Designated as cover for long settling trades as discussed in the Notes to the Financial Statements.

(d)	All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(e)	Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

(f)	At December 31, 2005, all or a portion of the denoted securities, valued at $10,725,941 were pledged as the initial margin deposit or ear- marked as collateral to cover open financial futures contracts as follows:

					Notional
	Number of	Expiration			Principal	Unrealized
Type	Contracts	Date	Position	Value	Amount	Loss

S&P 500 Futures	30	March 2006	Long	$9,411,000	$9,495,900	$84,900

(g)	Denotes investments purchased on a when-issued basis.

(h)	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

	High Yield Portfolio
	Schedule of Investments as of December 31, 2005(a)
Principal		Interest	Maturity
Amount	Long-Term Fixed Income (83.7%)	Rate	Date	Value

Basic Materials (11.7%)
$4,050,000	Abitibi-Consolidated, Inc.(b)	8.550%	8/1/2010	$4,100,625
1,490,000	Ainsworth Lumber Company, Ltd.(c)	8.277	3/30/2006	1,452,750
3,340,000	Ainsworth Lumber Company, Ltd.	6.750	3/15/2014	2,839,000
2,330,000	Appleton Papers, Inc.	8.125	6/15/2011	2,265,925
2,820,000	Appleton Papers, Inc.	9.750	6/15/2014	2,636,700
3,450,000	Arch Western Finance, LLC	6.750	7/1/2013	3,514,688
2,430,000	BCP Caylux Holdings Luxembourg SCA	9.625	6/15/2014	2,703,375
2,250,000	Buckeye Technologies, Inc.(b)	8.000	10/15/2010	2,137,500
1,400,000	Buckeye Technologies, Inc.	8.500	10/1/2013	1,400,000
3,440,000	Cellu Tissue Holdings, Inc.	9.750	3/15/2010	3,405,600
3,460,000	Chaparral Steel Company	10.000	7/15/2013	3,728,150
3,470,000	Crystal US Holdings 3, LLC/Crystal US Sub 3
	Corporation(b,d)	Zero Coupon	10/1/2009	2,550,450
2,960,000	Domtar, Inc.	7.125	8/1/2015	2,523,400
2,470,000	Equistar Chemicals, LP	10.125	9/1/2008	2,679,950
2,475,000	Equistar Chemicals, LP	10.625	5/1/2011	2,722,500
3,400,000	Georgia-Pacific Corporation	8.125	5/15/2011	3,404,250
3,150,000	Graphic Packaging International Corporation(b)	9.500	8/15/2013	3,008,250
3,217,000	Huntsman International, LLC(b)	10.125	7/1/2009	3,321,552
1,644,000	Huntsman, LLC	11.500	7/15/2012	1,861,830
2,470,000	IMCO Recycling, Inc.	10.375	10/15/2010	2,698,475
1,800,000	ISP Chemco, Inc.	10.250	7/1/2011	1,917,000
3,900,000	ISP Holdings, Inc.(b)	10.625	12/15/2009	4,095,000
1,700,000	Ispat Inland ULC(c)	10.804	1/3/2006	1,768,000
1,196,000	Ispat Inland ULC(b)	9.750	4/1/2014	1,354,470
4,780,000	Lyondell Chemical Company	10.500	6/1/2013	5,431,275
4,200,000	MacDermid, Inc.	9.125	7/15/2011	4,446,750
1,970,000	Massey Energy Company	6.875	12/15/2013	1,987,238
1,970,000	Metals USA, Inc.	11.125	12/1/2015	2,019,250
2,990,000	Nalco Company	7.750	11/15/2011	3,072,225
3,950,000	Nell AF SARL(b)	8.375	8/15/2015	3,910,500
1,230,000	Novelis, Inc.	7.250	2/15/2015	1,146,975
2,078,000	Rockwood Specialties, Inc.	10.625	5/15/2011	2,278,008
3,460,000	Ryerson, Inc.	8.250	12/15/2011	3,364,850
3,450,000	Southern Peru Copper Corporation	7.500	7/27/2035	3,437,542
1,600,000	Steel Dynamics, Inc.	9.500	3/15/2009	1,684,000
1,800,000	Steel Dynamics, Inc.(b)	9.500	3/15/2009	1,894,500
1,150,000	Stone Container Corporation(b)	8.375	7/1/2012	1,112,625
2,280,000	Stone Container Finance	7.375	7/15/2014	2,074,800
2,960,000	Tronox Worldwide, LLC	9.500	12/1/2012	3,019,200

	Total Basic Materials			104,969,178

The accompanying notes to the financial statements are an integral part of this schedule.

High Yield Portfolio
Schedule of Investments as of December 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (83.7%)	Rate	Date	Value

Capital Goods (8.5%)
$1,980,000	Ahern Rentals, Inc.	9.250%	8/15/2013	$2,083,950
490,000	Aleris International, Inc.	9.000	11/15/2014	504,700
4,830,000	Allied Waste North America, Inc.(b)	7.875	4/15/2013	4,986,975
2,990,000	Amsted Industries, Inc.	10.250	10/15/2011	3,199,300
1,980,000	Builders Firstsource, Inc.(c)	8.582	2/15/2006	2,014,650
5,240,000	Case New Holland, Inc.	9.250	8/1/2011	5,606,800
4,080,000	Consolidated Container Company, LLC(d)	Zero Coupon	6/15/2007	3,427,200
2,710,000	Crown Americas, Inc.	7.625	11/15/2013	2,811,625
2,710,000	Crown Americas, Inc.	7.750	11/15/2015	2,804,850
3,400,000	Da-Lite Screen Company, Inc.	9.500	5/15/2011	3,570,000
2,850,000	Erico International Corporation	8.875	3/1/2012	2,942,625
2,850,000	Fastentech, Inc.	11.500	5/1/2011	2,793,000
2,470,000	Graham Packaging Company, Inc.(b)	9.875	10/15/2014	2,408,250
1,480,000	K&F Acquisition, Inc.(b)	7.750	11/15/2014	1,494,800
1,730,000	L-3 Communication Corporation, Convertible	3.000	8/1/2035	1,710,538
2,850,000	Legrand SA	10.500	2/15/2013	3,220,500
1,150,000	Legrand SA	8.500	2/15/2025	1,382,875
1,700,000	Mueller Group, Inc.	10.000	5/1/2012	1,806,250
3,450,000	Mueller Holdings, Inc.(d)	Zero Coupon	4/15/2009	2,596,125
3,450,000	NationsRent, Inc.	9.500	10/15/2010	3,760,500
4,000,000	Norcraft Companies, LP/
	Norcraft Finance Corporation	9.000	11/1/2011	4,140,000
2,665,000	Owens-Brockway Glass Container, Inc.	8.875	2/15/2009	2,781,594
1,400,000	Owens-Brockway Glass Container, Inc.	8.250	5/15/2013	1,445,500
3,150,000	Owens-Illinois, Inc.(b)	7.500	5/15/2010	3,197,250
3,455,000	Plastipak Holdings, Inc.	8.500	12/15/2015	3,489,550
3,310,000	TransDigm, Inc.	8.375	7/15/2011	3,483,775
3,000,000	United Rentals North America, Inc.	6.500	2/15/2012	2,921,250

	Total Capital Goods			76,584,432

Communications Services (15.8%)
4,000,000	Alamosa Delaware, Inc.	8.500	1/31/2012	4,325,000
2,470,000	American Cellular Corporation	10.000	8/1/2011	2,679,950
3,960,000	American Tower Corporation	7.125	10/15/2012	4,078,800
2,300,000	American Towers, Inc.(b)	7.250	12/1/2011	2,392,000
1,970,000	AT&T Corporation	9.050	11/15/2011	2,180,445
4,535,700	CCH I, LLC	11.000	10/1/2015	3,809,988
1,480,000	Centennial Communications Corporation(b,c)	9.804	1/3/2006	1,483,700
2,960,000	Centennial Communications Corporation(b)	8.125	2/1/2014	3,004,400
1,970,000	Charter Communications Holdings, LLC	8.625	4/1/2009	1,457,800
2,570,000	Charter Communications Holdings, LLC(b)	8.750	11/15/2013	2,447,925
2,970,000	Charter Communications Operating, LLC	8.000	4/30/2012	2,955,150
3,945,000	Citizens Communications Company	9.250	5/15/2011	4,349,362
3,630,000	CSC Holdings, Inc.(b,e)	7.625	4/1/2011	3,611,850
1,660,000	Dex Media West, LLC/Dex Media West
	Finance Company	9.875	8/15/2013	1,842,600

The accompanying notes to the financial statements are an integral part of this schedule.

High Yield Portfolio
Schedule of Investments as of December 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (83.7%)	Rate	Date	Value

Communications Services -- continued
$1,700,000	Dex Media, Inc.(b,d)	Zero Coupon	11/15/2008	$1,351,500
3,400,000	Dex Media, Inc.	8.000%	11/15/2013	3,468,000
3,960,000	Dobson Cellular Systems	9.875	11/1/2012	4,365,900
3,450,000	EchoStar DBS Corporation(b)	6.375	10/1/2011	3,320,625
2,550,000	Eircom Funding	8.250	8/15/2013	2,728,500
990,000	Houghton Mifflin Company	8.250	2/1/2011	1,022,175
1,967,000	Houghton Mifflin Company	9.875	2/1/2013	2,102,231
3,950,000	Insight Midwest, LP/Insight Capital, Inc.(b)	10.500	11/1/2010	4,152,438
2,960,000	Intelsat Bermuda, Ltd.	8.625	1/15/2015	2,989,600
2,900,000	IPCS Escrow Company	11.500	5/1/2012	3,327,750
4,200,000	Kabel Deutschland GmbH	10.625	7/1/2014	4,420,500
4,000,000	Nextel Communications, Inc.	6.875	10/31/2013	4,172,856
4,000,000	Nextel Partners, Inc.	8.125	7/1/2011	4,275,000
1,605,000	PanAmSat Corporation	9.000	8/15/2014	1,681,238
2,315,000	PanAmSat Holding Corporation(b,d)	Zero Coupon	11/1/2009	1,620,500
2,900,000	PRIMEDIA, Inc.(b,c)	9.707	2/15/2006	2,787,625
2,470,000	Qwest Communications International, Inc.(c)	7.850	2/15/2006	2,503,962
1,970,000	Qwest Communications International, Inc.(b)	7.250	2/15/2011	2,009,400
1,470,000	Qwest Communications International, Inc.(b)	7.500	2/15/2014	1,510,425
1,720,000	Qwest Communications International, Inc., Convertible	3.500	11/15/2025	1,993,050
990,000	Qwest Corporation(c)	7.741	3/15/2006	1,067,962
4,950,000	Qwest Corporation	7.875	9/1/2011	5,333,625
1,490,000	Qwest Corporation	7.625	6/15/2015	1,594,300
1,480,000	Rainbow National Services, LLC	8.750	9/1/2012	1,576,200
3,460,000	Rainbow National Services, LLC	10.375	9/1/2014	3,875,200
1,480,000	Rogers Wireless Communications, Inc.	7.250	12/15/2012	1,555,850
3,460,000	Rogers Wireless Communications, Inc.	7.500	3/15/2015	3,736,800
990,000	Rural Cellular Corporation(b)	9.750	1/15/2010	999,900
1,980,000	Rural Cellular Corporation	9.875	2/1/2010	2,088,900
976,000	SBA Telecommunications, Inc.(d)	Zero Coupon	12/15/2007	905,240
2,965,000	UbiquiTel Operating Company(b)	9.875	3/1/2011	3,283,738
3,150,000	US Unwired, Inc.	10.000	6/15/2012	3,543,750
2,470,000	Valor Telecommunications Enterprises, LLC(b)	7.750	2/15/2015	2,581,150
3,950,000	Videotron Ltee	6.875	1/15/2014	3,999,375
3,220,000	WDAC Subsidiary Corporation(b)	8.375	12/1/2014	3,119,375
3,500,000	XM Satellite Radio, Inc.(c)	9.750	2/1/2006	3,535,000
3,950,000	Zeus Special Subsidiary, Ltd.(d)	Zero Coupon	2/1/2010	2,597,125

	Total Communications Services			141,815,735

Consumer Cyclical (16.2%)
1,980,000	Allied Security Escrow Corporation	11.375	7/15/2011	1,908,805
4,300,000	American Casino & Entertainment Properties, LLC	7.850	2/1/2012	4,407,500
3,950,000	ArvinMeritor, Inc.	8.750	3/1/2012	3,782,125
4,750,000	Beazer Homes USA, Inc.(b)	8.625	5/15/2011	4,963,750
1,410,000	Blockbuster, Inc.	9.000	9/1/2012	1,240,800
2,970,000	Boyd Gaming Corporation(b)	7.750	12/15/2012	3,111,075

The accompanying notes to the financial statements are an integral part of this schedule.

High Yield Portfolio
Schedule of Investments as of December 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (83.7%)	Rate	Date	Value

Consumer Cyclical -- continued
$3,920,000	Buffets, Inc.(b)	11.250%	7/15/2010	$3,998,400
2,960,000	Buhrmann U.S., Inc.	7.875	3/1/2015	2,889,700
2,850,000	Caesars Entertainment, Inc.	8.125	5/15/2011	3,145,688
1,980,000	Circus & Eldorado Joint Venture/
	Silver Legacy Capital Corporation(b)	10.125	3/1/2012	2,093,850
4,940,000	D.R. Horton, Inc.(b)	4.875	1/15/2010	4,799,037
3,950,000	Dollarama Group, LP	8.875	8/15/2012	3,871,000
3,450,000	Gaylord Entertainment Company	6.750	11/15/2014	3,381,000
10,860,000	General Motors Acceptance Corporation(b)	6.875	9/15/2011	9,903,721
2,470,000	General Motors Acceptance Corporation(b)	8.000	11/1/2031	2,365,966
4,030,000	Group 1 Automotive, Inc.	8.250	8/15/2013	3,808,350
4,030,000	Host Marriott, LP(b)	6.375	3/15/2015	4,019,925
4,930,000	IAAI Finance Corporation	11.000	4/1/2013	5,180,927
3,960,000	Jean Coutu Group (PJC), Inc.(b)	8.500	8/1/2014	3,623,400
3,940,000	KB Home	6.250	6/15/2015	3,812,915
4,930,000	Kerzner International, Ltd.	6.750	10/1/2015	4,794,425
3,440,000	Lear Corporation	8.110	5/15/2009	3,201,629
8,190,000	MGM MIRAGE(b)	5.875	2/27/2014	7,821,450
4,550,000	Mohegan Tribal Gaming Authority(b)	6.375	7/15/2009	4,578,438
5,200,000	NCL Corporation	10.625	7/15/2014	5,369,000
3,190,000	Nebraska Book Company, Inc.	8.625	3/15/2012	2,934,800
2,370,000	Penn National Gaming, Inc.(b)	6.875	12/1/2011	2,393,700
2,800,000	Perry Ellis International, Inc.	8.875	9/15/2013	2,758,000
4,280,000	Poster Financial Group, Inc.(b)	8.750	12/1/2011	4,408,400
4,660,000	Rent-Way, Inc.	11.875	6/15/2010	4,957,075
3,820,000	TRW Automotive, Inc.	9.375	2/15/2013	4,135,150
5,910,000	Tunica Biloxi Gaming Authority	9.000	11/15/2015	5,910,000
2,475,000	Universal City Florida Holding Company I/II(c)	9.000	2/1/2006	2,487,375
1,480,000	Universal City Florida Holding Company I/II	8.375	5/1/2010	1,446,700
3,400,000	VICORP Restaurants, Inc.(b)	10.500	4/15/2011	3,153,500
1,730,000	Walt Disney Company, Convertible	2.125	4/15/2023	1,730,000
3,350,000	Warnaco, Inc.	8.875	6/15/2013	3,609,625
5,048,000	WMG Holdings Corporation(b,d)	Zero Coupon	12/15/2009	3,533,600

	Total Consumer Cyclical			145,530,801

Consumer Non-Cyclical (7.3%)
2,470,000	ACCO Brands Corporation	7.625	8/15/2015	2,327,975
1,720,000	Athena Neurosciences Finance, LLC	7.250	2/21/2008	1,679,150
3,000,000	Beverly Enterprises, Inc.	7.875	6/15/2014	3,210,000
2,460,000	DaVita, Inc.(b)	6.625	3/15/2013	2,503,050
2,470,000	DaVita, Inc.(b)	7.250	3/15/2015	2,500,875
1,980,000	Elan Finance Corporation, Ltd.	7.750	11/15/2011	1,851,300
2,970,000	Fisher Scientific International, Inc.	6.125	7/1/2015	2,970,000
3,950,000	IASIS Healthcare, LLC (IASIS Capital Corporation)	8.750	6/15/2014	4,147,500
2,150,000	Jafra Cosmetics	10.750	5/15/2011	2,354,250
5,800,000	Jostens Holding Corporation(d)	Zero Coupon	12/1/2008	4,292,000

The accompanying notes to the financial statements are an integral part of this schedule.

High Yield Portfolio
Schedule of Investments as of December 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (83.7%)	Rate	Date	Value

Consumer Non-Cyclical -- continued
$2,960,000	Lifecare Holdings, Inc.	9.250%	8/15/2013	$2,338,400
3,950,000	Michael Foods, Inc.	8.000	11/15/2013	4,048,750
990,000	Omnicare, Inc.	6.750	12/15/2013	1,001,138
1,970,000	Omnicare, Inc.	6.875	12/15/2015	1,999,550
3,450,000	Select Medical Corporation	7.625	2/1/2015	3,320,625
2,460,000	Smithfield Foods, Inc.(b)	8.000	10/15/2009	2,595,300
990,000	Smithfield Foods, Inc.	7.000	8/1/2011	1,009,800
4,435,000	Stater Brothers Holdings, Inc.(b)	8.125	6/15/2012	4,390,650
3,700,000	Triad Hospitals, Inc.	7.000	5/15/2012	3,778,625
3,700,000	US Oncology Holdings, Inc.(c)	9.264	3/15/2006	3,681,500
2,230,000	US Oncology, Inc.	9.000	8/15/2012	2,386,100
1,230,000	Vanguard Health Holding Company I, LLC(b,d)	Zero Coupon	10/1/2009	897,900
990,000	Ventas Realty, LP/Ventas Capital Corporation	7.125	6/1/2015	1,039,500
2,960,000	Ventas Realty, LP/Ventas Capital Corporation(e)	6.500	6/1/2016	2,974,800
2,100,000	Warner Chilcott Corporation	8.750	2/1/2015	1,932,000

	Total Consumer Non-Cyclical			65,230,738

Energy (4.2%)
1,980,000	Chesapeake Energy Corporation	6.375	6/15/2015	1,980,000
3,470,000	Chesapeake Energy Corporation	6.250	1/15/2018	3,400,600
2,960,000	Compton Petroleum Corporation	7.625	12/1/2013	3,026,600
2,225,000	Denbury Resources, Inc.(b)	7.500	12/15/2015	2,252,812
3,470,000	Harvest Operations Corporation	7.875	10/15/2011	3,452,650
740,000	Hornbeck Offshore Services, Inc.	6.125	12/1/2014	721,500
3,140,000	Hornbeck Offshore Services, Inc.(b)	6.125	12/1/2014	3,061,500
1,755,000	Magnum Hunter Resources, Inc.	9.600	3/15/2012	1,904,175
3,475,000	Ocean Rig Norway AS	8.375	7/1/2013	3,700,875
2,950,000	Pioneer Natural Resources Company	5.875	7/15/2016	2,921,456
3,480,000	Pride International, Inc.(b)	7.375	7/15/2014	3,732,300
3,800,000	Western Oil Sands, Inc.	8.375	5/1/2012	4,270,250
2,470,000	Whiting Petroleum Corporation	7.250	5/1/2012	2,500,875
985,000	Whiting Petroleum Corporation	7.000	2/1/2014	987,462

	Total Energy			37,913,055

Financials (1.5%)
3,464,000	American Financial Group, Inc., Convertible(d)	1.486	6/2/2008	1,593,440
2,890,000	Dollar Financial Group, Inc.	9.750	11/15/2011	2,976,700
2,480,000	Fairfax Financial Holdings, Ltd.(b)	7.750	4/26/2012	2,314,043
1,730,000	Fairfax Financial Holdings, Ltd., Convertible(b)	5.000	7/15/2023	1,541,862
2,470,000	FTI Consulting, Inc.	7.625	6/15/2013	2,544,100
2,470,000	Residential Capital Corporation	6.375	6/30/2010	2,509,804

	Total Financials			13,479,949

The accompanying notes to the financial statements are an integral part of this schedule.

High Yield Portfolio
Schedule of Investments as of December 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (83.7%)	Rate	Date	Value

Foreign (0.2%)
$1,650,000	Federal Republic of Brazil(b)	11.000%	1/11/2012	$2,013,000

	Total Foreign			2,013,000

Technology (4.2%)
1,970,000	Avago Technologies Finance Pte(c)	9.910	3/1/2006	2,009,400
1,725,000	Electronic Data Systems Corporation, Convertible(b)	3.875	7/15/2023	1,720,688
1,720,000	Flextronics International, Ltd., Convertible(b)	1.000	8/1/2010	1,567,350
1,980,000	Freescale Semiconductor, Inc.	6.875	7/15/2011	2,079,000
1,980,000	Freescale Semiconductor, Inc.	7.125	7/15/2014	2,108,700
2,880,000	Itron, Inc.	7.750	5/15/2012	2,937,600
2,460,000	MagnaChip Semiconductor SA/
	MagnaChip Semiconductor Finance(b)	6.875	12/15/2011	2,416,950
2,750,000	Sanmina-SCI Corporation	10.375	1/15/2010	3,038,750
620,000	Sanmina-SCI Corporation(b)	6.750	3/1/2013	589,775
1,970,000	SunGard Data Systems, Inc.	9.125	8/15/2013	2,038,950
3,950,000	SunGard Data Systems, Inc.	10.250	8/15/2015	3,950,000
1,700,000	Thomas & Betts Corporation	7.250	6/1/2013	1,808,938
4,600,000	UGS Corporation	10.000	6/1/2012	5,014,000
740,000	Unisys Corporation(b)	7.875	4/1/2008	727,050
1,720,000	Unisys Corporation(b)	8.000	10/15/2012	1,591,000
3,410,000	Xerox Corporation(b)	7.625	6/15/2013	3,597,550

	Total Technology			37,195,701

Transportation (2.7%)
2,220,000	Hertz Corporation	8.875	1/1/2014	2,261,625
3,700,000	Hertz Corporation(e)	10.500	1/1/2016	3,811,000
1,287,000	H-Lines Finance Holding Corporation(d)	Zero Coupon	4/1/2008	1,064,992
2,443,000	Horizon Lines, LLC	9.000	11/1/2012	2,571,258
3,450,000	Progress Rail Services Corporation	7.750	4/1/2012	3,531,938
5,016,160	United Air Lines, Inc.(f)	7.730	7/1/2010	4,992,323
5,200,000	Windsor Petroleum Transport Corporation	7.840	1/15/2021	5,541,500

	Total Transportation			23,774,636

Utilities (11.4%)
1,700,000	AES Corporation(b)	8.875	2/15/2011	1,838,125
3,900,000	AES Corporation	8.750	5/15/2013	4,246,125
3,950,000	AmeriGas Partners, LP	7.250	5/20/2015	4,029,000
3,400,000	Calpine Generating Company, LLC(c,f)	9.804	1/3/2006	3,536,000
5,160,300	CE Generation, LLC	7.416	12/15/2018	5,524,462
2,950,000	Colorado Interstate Gas Company	6.800	11/15/2015	3,014,236
2,470,000	Consumers Energy Company(b)	6.300	2/1/2012	2,442,212
4,000,000	Dynegy Holdings, Inc.	9.875	7/15/2010	4,385,000
2,460,000	Dynegy Holdings, Inc.(b)	6.875	4/1/2011	2,423,100
7,500,000	Edison Mission Energy	9.875	4/15/2011	8,746,875
5,850,000	El Paso Corporation	7.000	5/15/2011	5,806,125
4,250,000	El Paso Production Holding Company	7.750	6/1/2013	4,409,375

The accompanying notes to the financial statements are an integral part of this schedule.

High Yield Portfolio
Schedule of Investments as of December 31, 2005(a)
Principal		Interest	Maturity
Amount	Long-Term Fixed Income (83.7%)	Rate	Date	Value

Utilities -- continued
$3,285,509	Midland Funding Corporation II	13.250%	7/23/2006	$3,402,778
2,350,000	Midwest Generation, LLC	8.750	5/1/2034	2,587,938
1,730,000	Mirant North America, LLC(e)	7.375	12/31/2013	1,749,462
4,460,000	Mission Energy Holding Company	13.500	7/15/2008	5,173,600
2,715,000	NRG Energy, Inc.	8.000	12/15/2013	3,027,225
2,250,000	Pacific Energy Partners, LP/
	Pacific Energy Finance Corporation	7.125	6/15/2014	2,317,500
2,475,000	Reliant Energy Resources Corporation(b)	6.750	12/15/2014	2,159,438
2,710,000	SemGroup, LP	8.750	11/15/2015	2,770,975
2,000,000	Southern Natural Gas Company	8.875	3/15/2010	2,137,430
4,190,000	Southern Natural Gas Company(b)	7.350	2/15/2031	4,298,542
3,680,000	Southern Star Central Corporation	8.500	8/1/2010	3,900,800
2,960,000	Targa Resources, Inc.	8.500	11/1/2013	3,034,000
2,720,000	Texas Genco, LLC/Texas Genco Financing Corporation	6.875	12/15/2014	2,944,400
8,500,000	Williams Companies, Inc.	8.125	3/15/2012	9,265,000
2,470,000	Williams Companies, Inc.	8.750	3/15/2032	2,865,200

	Total Utilities			102,034,923

	Total Long-Term Fixed Income (cost $734,174,159)			750,542,148

Shares	Preferred Stock (1.7%)			Value

50,000	CenterPoint Energy, Inc., Convertible(b)			$1,656,900
105,000	Chevy Chase Preferred Capital Corporation, Convertible(b)			5,880,000
5,000	Sovereign Real Estate Investment Corporation			7,200,000

	Total Preferred Stock (cost $11,384,941)			14,736,900

Shares	Common Stock(g)			Value

4,600	ASAT Finance, LLC, Stock Warrants(h,i,j)			$0
6,000	Pliant Corporation, Stock Warrants (h,i)			60
121,520	TVMAX Holdings, Inc.(h)			121,520
80,000	ZSC Specialty Chemical plc, Preferred Stock Warrants(h,i,j)			8
80,000	ZSC Specialty Chemical plc, Stock Warrants (h,i,j)			8

	Total Common Stock (cost $6,677,716)			121,596

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (12.1%)	Rate (k)	Date	Value

108,934,400 Thrivent Financial Securities Lending Trust		4.300%	N/A	$108,934,400

	Total Collateral Held for Securities Loaned
	(cost $108,934,400)			108,934,400

The accompanying notes to the financial statements are an integral part of this schedule.

High Yield Portfolio
Schedule of Investments as of December 31, 2005(a)
Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (2.5%)	Rate (k)	Date	Value

$5,697,000	Amsterdam Funding Corporation	4.200%	1/3/2006	$5,695,671
6,445,000	Corporate Receivables Corporation Funding, LLC	4.170	1/3/2006	6,443,507
10,214,157	Thrivent Money Market Portfolio	3.920	N/A	10,214,157

	Total Short-Term Investments (at amortized cost)			22,353,335

	Total Investments (cost $883,524,551)			$896,688,379

(a)	The categories of investments are shown as a percentage of total investments.

(b)	All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(c)	Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

(d)	Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

(e)	At December 31, 2005, all or a portion of the denoted securities, valued at $9,331,262, were pledged as the initial margin deposit or ear- marked as collateral to cover open financial futures contracts as follows:

					Notional
	Number of	Expiration			Principal	Unrealized
Type	Contracts	Date	Position	Value	Amount	Loss

S&P 500 Mini-Futures	74	March 2006	Long	$4,642,760	$4,709,545	$66,785

(f)	In bankruptcy.

(g)	The market value of the denoted categories of investments represents less than 0.1% of the total investments of the Thrivent High Yield Portfolio.

(h)	Non-income producing security.

(i)	Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. These securities have been valued from the date of acquisition through December 31, 2005, by obtaining quotations from brokers active with these securities. The following table indicates the acquisition date and cost of restricted securities the Portfolio owned as of December 31, 2005.

	Acquisition
Security	Date	Cost

ASAT Finance, LLC, Stock Warrants	10/20/1999	$111,508
Pliant Corporation, Stock Warrants	5/25/2000	136,483
ZSC Specialty Chemical plc, Preferred Warrants	6/24/1999	47,568
ZSC Specialty Chemical plc, Stock Warrants	6/24/1999	111,712

(j)	Security is fair-valued as discussed in the notes to the financial statements.

(k)	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

	High Yield Portfolio II
	Schedule of Investments as of December 31, 2005(a)
Principal		Interest	Maturity
Amount	Long-Term Fixed Income (83.4%)	Rate	Date	Value

Basic Materials (11.2%)
$565,000	Abitibi-Consolidated, Inc.(b)	8.550%	8/1/2010	$572,062
160,000	Ainsworth Lumber Company, Ltd.(c)	8.277	3/30/2006	156,000
360,000	Ainsworth Lumber Company, Ltd.	6.750	3/15/2014	306,000
280,000	Appleton Papers, Inc.	8.125	6/15/2011	272,300
130,000	Appleton Papers, Inc.(b)	9.750	6/15/2014	121,550
410,000	Arch Western Finance, LLC	6.750	7/1/2013	417,688
291,000	BCP Caylux Holdings Luxembourg SCA	9.625	6/15/2014	323,738
190,000	Buckeye Technologies, Inc.(b)	8.000	10/15/2010	180,500
190,000	Buckeye Technologies, Inc.	8.500	10/1/2013	190,000
400,000	Cellu Tissue Holdings, Inc.	9.750	3/15/2010	396,000
410,000	Chaparral Steel Company	10.000	7/15/2013	441,775
410,000	Crystal US Holdings 3, LLC/
	Crystal US Sub 3 Corporation(d)	Zero Coupon	10/1/2009	301,350
350,000	Domtar, Inc.	7.125	8/1/2015	298,375
290,000	Equistar Chemicals, LP	10.125	9/1/2008	314,650
300,000	Equistar Chemicals, LP	10.625	5/1/2011	330,000
480,000	Georgia-Pacific Corporation	8.125	5/15/2011	480,600
100,000	Georgia-Pacific Corporation(b)	8.000	1/15/2024	95,500
467,000	Huntsman International, LLC(b)	10.125	7/1/2009	482,178
172,000	Huntsman, LLC	11.500	7/15/2012	194,790
290,000	IMCO Recycling, Inc.	10.375	10/15/2010	316,825
210,000	ISP Chemco, Inc.	10.250	7/1/2011	223,650
350,000	ISP Holdings, Inc.	10.625	12/15/2009	367,500
400,000	Ispat Inland ULC(c)	10.804	1/3/2006	416,000
71,000	Ispat Inland ULC	9.750	4/1/2014	80,408
350,000	Kappa Beheer BV	10.625	7/15/2009	362,397
760,000	Lyondell Chemical Company	10.500	6/1/2013	863,550
150,000	MacDermid, Inc.	9.125	7/15/2011	158,812
230,000	Massey Energy Company	6.875	12/15/2013	232,012
230,000	Metals USA, Inc.	11.125	12/1/2015	235,750
290,000	Nalco Company	7.750	11/15/2011	297,975
470,000	Nell AF SARL(b)	8.375	8/15/2015	465,300
140,000	Novelis, Inc.	7.250	2/15/2015	130,550
400,000	Ryerson, Inc.	8.250	12/15/2011	389,000
415,000	Southern Peru Copper Corporation	7.500	7/27/2035	413,501
420,000	Steel Dynamics, Inc.	9.500	3/15/2009	442,050
375,000	Stone Container Corporation(b)	8.375	7/1/2012	362,812
340,000	Tronox Worldwide, LLC	9.500	12/1/2012	346,800

	Total Basic Materials			11,979,948

Capital Goods (8.6%)
240,000	Ahern Rentals, Inc.	9.250	8/15/2013	252,600
60,000	Aleris International, Inc.	9.000	11/15/2014	61,800
550,000	Allied Waste North America, Inc.	8.500	12/1/2008	577,500
220,000	Allied Waste North America, Inc.	7.875	4/15/2013	227,150
350,000	Amsted Industries, Inc.	10.250	10/15/2011	374,500

The accompanying notes to the financial statements are an integral part of this schedule.

High Yield Portfolio II
Schedule of Investments as of December 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (83.4%)	Rate	Date	Value

Capital Goods -- continued
$230,000	Builders Firstsource, Inc.(c)	8.582%	2/15/2006	$234,025
550,000	Case New Holland, Inc.	9.250	8/1/2011	588,500
420,000	Consolidated Container Company, LLC(d)	Zero Coupon	6/15/2007	352,800
320,000	Crown Americas, Inc.	7.625	11/15/2013	332,000
320,000	Crown Americas, Inc.	7.750	11/15/2015	331,200
480,000	Da-Lite Screen Company, Inc.	9.500	5/15/2011	504,000
390,000	Fastentech, Inc.	11.500	5/1/2011	382,200
325,000	Graham Packaging Company, Inc.(b)	9.875	10/15/2014	316,875
260,000	Invensys plc(b)	9.875	3/15/2011	257,400
170,000	K&F Acquisition, Inc.(b)	7.750	11/15/2014	171,700
200,000	L-3 Communication Corporation, Convertible	3.000	8/1/2035	197,750
640,000	Legrand SA	10.500	2/15/2013	723,200
100,000	Legrand SA	8.500	2/15/2025	120,250
290,000	Mueller Group, Inc.	10.000	5/1/2012	308,125
390,000	NationsRent, Inc.	9.500	10/15/2010	425,100
60,000	Owens-Brockway Glass Container, Inc.	7.750	5/15/2011	62,625
375,000	Owens-Brockway Glass Container, Inc.	8.750	11/15/2012	403,125
180,000	Owens-Brockway Glass Container, Inc.(b)	8.250	5/15/2013	185,850
210,000	Owens-Illinois, Inc.	7.500	5/15/2010	213,150
410,000	Plastipak Holdings, Inc.	8.500	12/15/2015	414,100
390,000	TransDigm, Inc.	8.375	7/15/2011	410,475
375,000	Trinity Industries, Inc.	6.500	3/15/2014	369,375
390,000	United Rentals North America, Inc.	6.500	2/15/2012	379,762

	Total Capital Goods			9,177,137

Communications Services (16.1%)
390,000	Alamosa Delaware, Inc.	8.500	1/31/2012	421,688
300,000	American Cellular Corporation	10.000	8/1/2011	325,500
460,000	American Tower Corporation	7.125	10/15/2012	473,800
270,000	American Towers, Inc.	7.250	12/1/2011	280,800
230,000	AT&T Corporation	9.050	11/15/2011	254,570
226,666	Calpoint Receivable Structured Trust 2001	7.440	12/10/2006	227,233
240,338	CCH I, LLC	11.000	10/1/2015	201,884
170,000	Centennial Communications Corporation(b,c)	9.804	1/3/2006	170,425
350,000	Centennial Communications Corporation	8.125	2/1/2014	355,250
230,000	Charter Communications Holdings, LLC	8.625	4/1/2009	170,200
420,000	Charter Communications Holdings, LLC(b)	8.750	11/15/2013	400,050
130,000	Charter Communications Operating, LLC	8.000	4/30/2012	129,350
200,000	Charter Communications Operating, LLC	8.375	4/30/2014	199,000
475,000	Citizens Communications Company	9.250	5/15/2011	523,688
430,000	CSC Holdings, Inc.(e)	7.625	4/1/2011	427,850
420,000	Dex Media West, LLC/Dex Media West
	Finance Company	9.875	8/15/2013	466,200
390,000	Dex Media, Inc.	8.000	11/15/2013	397,800
348,000	DIRECTV Holdings, LLC	8.375	3/15/2013	374,100
470,000	Dobson Cellular Systems	9.875	11/1/2012	518,175

The accompanying notes to the financial statements are an integral part of this schedule.

High Yield Portfolio II
Schedule of Investments as of December 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (83.4%)	Rate	Date	Value

Communications Services -- continued
$150,000	EchoStar DBS Corporation	5.750%	10/1/2008	$147,000
350,000	Eircom Funding	8.250	8/15/2013	374,500
120,000	Houghton Mifflin Company	8.250	2/1/2011	123,900
236,000	Houghton Mifflin Company	9.875	2/1/2013	252,225
460,000	Insight Midwest, LP/Insight Capital, Inc.	10.500	11/1/2010	483,575
350,000	Intelsat Bermuda, Ltd.	8.625	1/15/2015	353,500
390,000	IPCS Escrow Company	11.500	5/1/2012	447,525
500,000	Kabel Deutschland GmbH	10.625	7/1/2014	526,250
510,000	Nextel Communications, Inc.	6.875	10/31/2013	532,039
390,000	Nextel Partners, Inc.	8.125	7/1/2011	416,812
182,000	PanAmSat Corporation	9.000	8/15/2014	190,645
292,000	PanAmSat Holding Corporation(b,d)	Zero Coupon	11/1/2009	204,400
125,000	PRIMEDIA, Inc.(b,c)	9.707	2/15/2006	120,156
350,000	PRIMEDIA, Inc.	8.000	5/15/2013	296,188
280,000	Qwest Communications International, Inc.(c)	7.850	2/15/2006	283,850
240,000	Qwest Communications International, Inc.	7.250	2/15/2011	244,800
180,000	Qwest Communications International, Inc.(b)	7.500	2/15/2014	184,950
205,000	Qwest Communications International, Inc.,
	Convertible(b)	3.500	11/15/2025	237,544
120,000	Qwest Corporation(c)	7.741	3/15/2006	129,450
570,000	Qwest Corporation	7.875	9/1/2011	614,175
180,000	Qwest Corporation	7.625	6/15/2015	192,600
170,000	Rainbow National Services, LLC	8.750	9/1/2012	181,050
390,000	Rainbow National Services, LLC	10.375	9/1/2014	436,800
180,000	Rogers Wireless Communications, Inc.	7.250	12/15/2012	189,225
405,000	Rogers Wireless Communications, Inc.	7.500	3/15/2015	437,400
120,000	Rural Cellular Corporation	9.750	1/15/2010	121,200
235,000	Rural Cellular Corporation	9.875	2/1/2010	247,925
117,000	SBA Telecommunications, Inc.(d)	Zero Coupon	12/15/2007	108,518
200,000	Sheridan Group, Inc.	10.250	8/15/2011	205,750
350,000	UbiquiTel Operating Company	9.875	3/1/2011	387,625
250,000	US Unwired, Inc.	10.000	6/15/2012	281,250
290,000	Valor Telecommunications Enterprises, LLC	7.750	2/15/2015	303,050
460,000	Videotron Ltee	6.875	1/15/2014	465,750
380,000	WDAC Subsidiary Corporation(b)	8.375	12/1/2014	368,125
390,000	XM Satellite Radio, Inc.(c)	9.750	2/1/2006	393,900
470,000	Zeus Special Subsidiary, Ltd.(d)	Zero Coupon	2/1/2010	309,025

	Total Communications Services			17,110,240

Consumer Cyclical (15.3%)
220,000	Allied Security Escrow Corporation	11.375	7/15/2011	212,089
520,000	American Casino & Entertainment Properties, LLC	7.850	2/1/2012	533,000
460,000	ArvinMeritor, Inc.	8.750	3/1/2012	440,450
450,000	Beazer Homes USA, Inc.	8.625	5/15/2011	470,250
150,000	Blockbuster, Inc.	9.000	9/1/2012	132,000
350,000	Boyd Gaming Corporation	7.750	12/15/2012	366,625

The accompanying notes to the financial statements are an integral part of this schedule.

High Yield Portfolio II
Schedule of Investments as of December 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (83.4%)	Rate	Date	Value

Consumer Cyclical -- continued
$510,000	Buffets, Inc.(b)	11.250%	7/15/2010	$520,200
360,000	Buhrmann U.S., Inc.	7.875	3/1/2015	351,450
190,000	Caesars Entertainment, Inc.	8.875	9/15/2008	205,438
375,000	Caesars Entertainment, Inc.	7.875	3/15/2010	403,125
230,000	Circus & Eldorado Joint Venture/
	Silver Legacy Capital Corporation	10.125	3/1/2012	243,225
580,000	D.R. Horton, Inc.	4.875	1/15/2010	563,450
470,000	Dollarama Group, LP	8.875	8/15/2012	460,600
410,000	Gaylord Entertainment Company(b)	6.750	11/15/2014	401,800
1,310,000	General Motors Acceptance Corporation	6.875	9/15/2011	1,194,648
290,000	General Motors Acceptance Corporation(b)	8.000	11/1/2031	277,785
360,000	Group 1 Automotive, Inc.	8.250	8/15/2013	340,200
75,000	Host Marriott, LP(b)	7.125	11/1/2013	78,000
590,000	IAAI Finance Corporation	11.000	4/1/2013	620,030
460,000	Jean Coutu Group (PJC), Inc.(b)	8.500	8/1/2014	420,900
470,000	KB Home	6.250	6/15/2015	454,840
580,000	Kerzner International, Ltd.	6.750	10/1/2015	564,050
410,000	Lear Corporation	8.110	5/15/2009	381,589
960,000	MGM MIRAGE(b)	5.875	2/27/2014	916,800
610,000	NCL Corporation	10.625	7/15/2014	629,825
380,000	Nebraska Book Company, Inc.	8.625	3/15/2012	349,600
240,000	Penn National Gaming, Inc.(b)	6.875	12/1/2011	242,400
520,000	Poster Financial Group, Inc.	8.750	12/1/2011	535,600
480,000	Rent-Way, Inc.	11.875	6/15/2010	510,600
456,000	TRW Automotive, Inc.	9.375	2/15/2013	493,620
700,000	Tunica Biloxi Gaming Authority	9.000	11/15/2015	700,000
325,000	Universal City Development Services	11.750	4/1/2010	364,406
290,000	Universal City Florida Holding Company I/II(c)	9.000	2/1/2006	291,450
170,000	Universal City Florida Holding Company I/II	8.375	5/1/2010	166,175
400,000	VICORP Restaurants, Inc.(b)	10.500	4/15/2011	371,000
210,000	Walt Disney Company, Convertible	2.125	4/15/2023	210,000
400,000	Warnaco, Inc.	8.875	6/15/2013	431,000
605,000	WMG Holdings Corporation(d)	Zero Coupon	12/15/2009	423,500

	Total Consumer Cyclical			16,271,720

Consumer Non-Cyclical (6.8%)
290,000	ACCO Brands Corporation	7.625	8/15/2015	273,325
210,000	Athena Neurosciences Finance, LLC	7.250	2/21/2008	205,012
300,000	Beverly Enterprises, Inc.	7.875	6/15/2014	321,000
300,000	DaVita, Inc.	6.625	3/15/2013	305,250
290,000	DaVita, Inc.	7.250	3/15/2015	293,625
230,000	Elan Finance Corporation, Ltd.	7.750	11/15/2011	215,050
350,000	Fisher Scientific International, Inc.	6.125	7/1/2015	350,000
460,000	IASIS Healthcare, LLC (IASIS Capital Corporation)	8.750	6/15/2014	483,000
540,000	Jostens Holding Corporation(d)	Zero Coupon	12/1/2008	399,600
350,000	Lifecare Holdings, Inc.	9.250	8/15/2013	276,500

The accompanying notes to the financial statements are an integral part of this schedule.

High Yield Portfolio II
Schedule of Investments as of December 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (83.4%)	Rate	Date	Value

Consumer Non-Cyclical -- continued
$400,000	Michael Foods, Inc.	8.000%	11/15/2013	$410,000
120,000	Omnicare, Inc.	6.750	12/15/2013	121,350
240,000	Omnicare, Inc.	6.875	12/15/2015	243,600
420,000	Select Medical Corporation	7.625	2/1/2015	404,250
300,000	Smithfield Foods, Inc.	8.000	10/15/2009	316,500
120,000	Smithfield Foods, Inc.	7.000	8/1/2011	122,400
520,000	Stater Brothers Holdings, Inc.(b)	8.125	6/15/2012	514,800
440,000	Triad Hospitals, Inc.	7.000	5/15/2012	449,350
440,000	US Oncology Holdings, Inc.(c)	9.264	3/15/2006	437,800
250,000	US Oncology, Inc.	9.000	8/15/2012	267,500
150,000	Vanguard Health Holding Company I, LLC(b,d)	Zero Coupon	10/1/2009	109,500
120,000	Ventas Realty, LP/Ventas Capital Corporation	7.125	6/1/2015	126,000
350,000	Ventas Realty, LP/Ventas Capital Corporation(e)	6.500	6/1/2016	351,750
250,000	Warner Chilcott Corporation	8.750	2/1/2015	230,000

	Total Consumer Non-Cyclical			7,227,162

Energy (5.1%)
230,000	Chesapeake Energy Corporation	6.375	6/15/2015	230,000
400,000	Chesapeake Energy Corporation	6.250	1/15/2018	392,000
350,000	Compton Petroleum Corporation(b)	7.625	12/1/2013	357,875
265,000	Denbury Resources, Inc.	7.500	12/15/2015	268,312
299,000	Hanover Equipment Trust	8.500	9/1/2008	309,839
390,000	Harvest Operations Corporation	7.875	10/15/2011	388,050
370,000	Hornbeck Offshore Services, Inc.	6.125	12/1/2014	360,750
90,000	Hornbeck Offshore Services, Inc.	6.125	12/1/2014	87,750
410,000	Ocean Rig Norway AS	8.375	7/1/2013	436,650
350,000	Pioneer Natural Resources Company	5.875	7/15/2016	346,613
370,000	Pride International, Inc.	7.375	7/15/2014	396,825
300,000	SESI, LLC	8.875	5/15/2011	314,250
200,000	Valero Energy Corporation(f)	7.800	6/14/2010	209,495
325,000	Vintage Petroleum, Inc.	7.875	5/15/2011	339,625
150,000	Vintage Petroleum, Inc.	8.250	5/1/2012	160,875
390,000	Western Oil Sands, Inc.	8.375	5/1/2012	438,262
300,000	Whiting Petroleum Corporation	7.250	5/1/2012	303,750
120,000	Whiting Petroleum Corporation	7.000	2/1/2014	120,300

	Total Energy			5,461,221

Financials (4.0%)
387,000	American Financial Group, Inc., Convertible(d)	1.486	6/2/2008	178,020
2,970,000	Dow Jones CDX(b)	8.750	12/29/2010	2,981,140
290,000	Fairfax Financial Holdings, Ltd.(b)	7.750	4/26/2012	270,594
200,000	Fairfax Financial Holdings, Ltd., Convertible(b)	5.000	7/15/2023	178,250
300,000	FTI Consulting, Inc.	7.625	6/15/2013	309,000
290,000	Residential Capital Corporation	6.375	6/30/2010	294,673

	Total Financials			4,211,677

The accompanying notes to the financial statements are an integral part of this schedule.

High Yield Portfolio II
Schedule of Investments as of December 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (83.4%)	Rate	Date	Value

Technology (3.6%)
$230,000	Avago Technologies Finance Pte(c)	9.910%	3/1/2006	$234,600
210,000	Electronic Data Systems Corporation, Convertible	3.875	7/15/2023	209,475
210,000	Flextronics International, Ltd., Convertible(b)	1.000	8/1/2010	191,362
220,000	Freescale Semiconductor, Inc.	6.875	7/15/2011	231,000
220,000	Freescale Semiconductor, Inc.	7.125	7/15/2014	234,300
290,000	MagnaChip Semiconductor SA/
	MagnaChip Semiconductor Finance(b)	6.875	12/15/2011	284,925
400,000	Sanmina-SCI Corporation	10.375	1/15/2010	442,000
60,000	Sanmina-SCI Corporation(b)	6.750	3/1/2013	57,075
240,000	SunGard Data Systems, Inc.	9.125	8/15/2013	248,400
470,000	SunGard Data Systems, Inc.	10.250	8/15/2015	470,000
540,000	UGS Corporation	10.000	6/1/2012	588,600
90,000	Unisys Corporation(b)	7.875	4/1/2008	88,425
200,000	Unisys Corporation	8.000	10/15/2012	185,000
400,000	Xerox Corporation	7.625	6/15/2013	422,000

	Total Technology			3,887,162

Transportation (2.0%)
260,000	Hertz Corporation	8.875	1/1/2014	264,875
430,000	Hertz Corporation(e)	10.500	1/1/2016	442,900
150,000	H-Lines Finance Holding Corporation(d)	Zero Coupon	4/1/2008	124,125
260,000	Horizon Lines, LLC	9.000	11/1/2012	273,650
410,000	Progress Rail Services Corporation	7.750	4/1/2012	419,738
589,549	United Air Lines, Inc.(g)	7.730	7/1/2010	586,747

	Total Transportation			2,112,035

Utilities (10.7%)
200,000	AES Corporation	8.875	2/15/2011	216,250
480,000	AES Corporation	8.750	5/15/2013	522,600
470,000	AmeriGas Partners, LP	7.250	5/20/2015	479,400
420,000	Calpine Generating Company, LLC(c,g)	9.804	1/3/2006	436,800
378,525	CE Generation, LLC	7.416	12/15/2018	405,238
203,625	Cedar Brakes II, LLC	9.875	9/1/2013	231,691
350,000	Colorado Interstate Gas Company	6.800	11/15/2015	357,621
300,000	Consumers Energy Company	6.300	2/1/2012	296,625
440,000	Dynegy Holdings, Inc.	9.875	7/15/2010	482,350
290,000	Dynegy Holdings, Inc.(b)	6.875	4/1/2011	285,650
850,000	Edison Mission Energy	9.875	4/15/2011	991,312
450,000	El Paso Corporation(b)	7.375	12/15/2012	452,250
175,000	El Paso Natural Gas Corporation	7.625	8/1/2010	184,026
500,000	El Paso Production Holding Company	7.750	6/1/2013	518,750
400,000	Ipalco Enterprises, Inc.	8.375	11/14/2008	419,000
160,000	Ipalco Enterprises, Inc.	8.625	11/14/2011	174,400
275,000	Midwest Generation, LLC	8.750	5/1/2034	302,844
200,000	Mirant North America, LLC(e)	7.375	12/31/2013	202,250
150,000	Mission Energy Holding Company	13.500	7/15/2008	174,000

The accompanying notes to the financial statements are an integral part of this schedule.

High Yield Portfolio II
Schedule of Investments as of December 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (83.4%)	Rate	Date	Value

Utilities -- continued
$453,000	NRG Energy, Inc.	8.000%	12/15/2013	$505,095
110,000	Pacific Energy Partners, LP/
	Pacific Energy Finance Corporation	7.125	6/15/2014	113,300
150,000	Pacific Energy Partners, LP/
	Pacific Energy Finance Corporation	6.250	9/15/2015	147,750
285,000	Reliant Energy Resources Corporation	6.750	12/15/2014	248,662
320,000	SemGroup, LP	8.750	11/15/2015	327,200
350,000	Sonat, Inc.(b)	7.625	7/15/2011	356,125
490,000	Southern Natural Gas Company	7.350	2/15/2031	502,693
500,000	Southern Star Central Corporation	8.500	8/1/2010	530,000
360,000	Targa Resources, Inc.	8.500	11/1/2013	369,000
320,000	Texas Genco, LLC/Texas Genco Financing Corporation	6.875	12/15/2014	346,400
210,000	Williams Companies, Inc.(b)	7.625	7/15/2019	225,225
225,000	Williams Companies, Inc.(b)	7.875	9/1/2021	243,562
290,000	Williams Companies, Inc.	8.750	3/15/2032	336,400

	Total Utilities			11,384,469

	Total Long-Term Fixed Income (cost $88,050,645)			88,822,771

Shares	Preferred Stock (0.9%)			Value

5,000	CenterPoint Energy, Inc., Convertible			$165,690
582	Sovereign Real Estate Investment Corporation			838,080

	Total Preferred Stock (cost $1,034,700)			1,003,770

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (13.4%)	Rate(h)	Date	Value

14,302,130	Thrivent Financial Securities Lending Trust	4.300%	N/A	$14,302,130

	Total Collateral Held for Securities Loaned
	(cost $14,302,130)			14,302,130

The accompanying notes to the financial statements are an integral part of this schedule.

High Yield Portfolio II
Schedule of Investments as of June 30, 2005 (unaudited)(a)

		Interest	Maturity
Shares	Short-Term Investments (2.3%)	Rate(h)	Date	Value

2,434,246	Thrivent Money Market Portfolio	3.920%	N/A	$2,434,246

	Total Short-Term Investments (at amortized cost)			2,434,246

	Total Investments (cost $105,821,721)			$106,562,917

(a) The categories of investments are shown as a percentage of total investments.

(b) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(c) Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

(d) Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

(e) At December 31, 2005, all or a portion of the denoted securities, valued at $1,096,400, were pledged as the initial margin deposit or earmarked as collateral to cover open financial futures contracts as follows:

					Notional
	Number of	Expiration			Principal	Unrealized
Type	Contracts	Date	Position	Value	Amount	Loss

S&P 500 Mini-Futures	9	March 2006	Long	$564,660	$572,783	$8,123

(f) Security is fair-valued as discussed in the Notes to the Financial Statements.

(g) In bankruptcy.

(h) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

	Income Portfolio
	Schedule of Investments as of December 31, 2005(a)
Principal		Interest	Maturity
Amount	Long-Term Fixed Income (85.8%)	Rate	Date	Value

Asset-Backed Securities (6.6%)
$3,905,245	Chase Funding Mortgage Loan
	Asset-Backed Certificates	2.734%	9/25/2024	$3,880,591
3,500,000	Countrywide Asset-Backed Certificates(b)	3.683	8/25/2024	3,476,536
6,548,911	Countrywide Asset-Backed Certificates(b,c)	3.903	1/25/2031	6,518,681
10,000,000	DaimlerChrysler Master Owner Trust(c,d)	4.419	1/15/2006	10,000,980
10,000,000	GE Dealer Floorplan Master Note Trust(b,d)	4.410	1/20/2006	10,002,860
10,000,000	GMAC Mortgage Corporation Loan Trust(c,d)	4.469	1/25/2006	9,989,170
2,000,000	Option One Mortgage Loan Trust(d)	4.539	1/25/2006	2,000,262
6,752,700	Popular ABS Mortgage Pass-Through Trust(d)	4.489	1/25/2006	6,751,768
8,531,007	Popular ABS Mortgage Pass-Through Trust(d)	4.509	1/25/2006	8,531,732
8,468,062	Residential Asset Mortgage Products, Inc.(d)	4.489	1/25/2006	8,468,952
3,165,066	Residential Asset Securities Corporation(b)	3.250	5/25/2029	3,145,731
4,255,266	Structured Asset Investment Loan Trust(d)	4.459	1/25/2006	4,255,721

	Total Asset-Backed Securities			77,022,984

Basic Materials (1.2%)
2,500,000	Dow Chemical Company(e)	6.125	2/1/2011	2,617,792
2,000,000	Glencore Funding, LLC	6.000	4/15/2014	1,881,084
4,400,000	Lubrizol Corporation	5.500	10/1/2014	4,411,695
1,250,000	Massey Energy Company	6.875	12/15/2013	1,260,938
3,500,000	Precision Castparts Corporation	5.600	12/15/2013	3,542,634

	Total Basic Materials			13,714,143

Capital Goods (3.4%)
4,500,000	Boeing Capital Corporation(c)	6.500	2/15/2012	4,857,404
1,650,000	Crown Americas, Inc.	7.625	11/15/2013	1,711,875
1,650,000	Crown Americas, Inc.	7.750	11/15/2015	1,707,750
4,000,000	Goodrich Corporation	7.625	12/15/2012	4,536,968
3,000,000	Hutchison Whampoa International, Ltd.	6.500	2/13/2013	3,176,805
3,630,000	L-3 Communications Corporation	5.875	1/15/2015	3,521,100
2,250,000	Masco Corporation	4.800	6/15/2015	2,097,371
5,250,000	Oakmont Asset Trust	4.514	12/22/2008	5,136,138
950,000	Sealed Air Corporation	5.375	4/15/2008	953,565
4,346,976	Systems 2001 Asset Trust, LLC(c)	6.664	9/15/2013	4,625,835
3,500,000	Textron Financial Corporation	4.600	5/3/2010	3,448,064
3,250,000	Tyco International Group SA(c)	6.375	10/15/2011	3,375,434

	Total Capital Goods			39,148,309

Commercial Mortgage-Backed Securities (11.4%)
10,000,000	Banc of America Commercial Mortgage, Inc.	5.001	9/10/2010	9,951,610
5,395,000	Banc of America Commercial Mortgage, Inc.(b)	4.037	11/10/2039	5,184,201
5,250,000	Banc of America Commercial Mortgage, Inc.(c)	4.561	11/10/2041	5,102,039
860,459	Banc of America Commercial Mortgage, Inc.	3.366	7/11/2043	848,877
3,000,000	Banc of America Commercial Mortgage, Inc.	5.118	7/11/2043	3,005,589
11,581,311	Banc of America Mortgage Securities, Inc.(b)	4.827	9/25/2035	11,423,724
6,128,900	Commercial Mortgage Pass-Through Certificates(b,d)	4.469	1/15/2006	6,128,201

The accompanying notes to the financial statements are an integral part of this schedule.

Income Portfolio
Schedule of Investments as of December 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (85.8%)	Rate	Date	Value

Commercial Mortgage-Backed Securities -- continued
$9,691,316	Credit Suisse First Boston Mortgage
	Securities Corporation(c,d)	4.510%	1/15/2006	$9,691,287
9,000,000	General Electric Commercial Mortgage Corporation(c)	4.706	5/10/2043	8,871,858
5,500,000	J.P. Morgan Chase Commercial Mortgage
	Securities Corporation	4.302	1/15/2038	5,285,566
4,250,000	LB-UBS Commercial Mortgage Trust(c)	3.323	3/15/2027	4,112,530
5,630,445	Lehman Brothers “CALSTRS” Mortgage Trust(b,c)	3.988	11/20/2012	5,535,533
8,941,042	Merrill Lynch Mortgage Investors, Inc.	4.887	6/25/2035	8,850,478
6,250,000	Merrill Lynch Mortgage Trust	4.099	11/15/2010	6,160,950
6,000,000	Merrill Lynch Mortgage Trust	4.747	5/12/2043	5,815,560
8,625,000	Merrill Lynch Mortgage Trust	5.264	1/12/2044	8,763,135
9,972,096	Wachovia Bank Commercial Mortgage Trust(d)	4.469	1/15/2006	9,969,473
10,000,000	Wachovia Bank Commercial Mortgage Trust(d)	4.569	1/15/2006	10,000,640
3,425,318	Washington Mutual Mortgage Pass-Through Certificates(d)	4.669	1/25/2006	3,418,779
4,624,231	Washington Mutual Mortgage Pass-Through Certificates	4.845	9/25/2035	4,582,271

	Total Commercial Mortgage-Backed Securities			132,702,301

Communications Services (5.9%)
2,400,000	British Sky Broadcasting Finance UK plc(e)	6.500	10/15/2035	2,391,542
6,000,000	British Telecom plc(c)	8.375	12/15/2010	6,830,166
3,500,000	Citizens Communications Company	9.250	5/15/2011	3,858,750
3,600,000	Cox Communications, Inc.	7.125	10/1/2012	3,857,314
2,500,000	EchoStar DBS Corporation(c)	5.750	10/1/2008	2,450,000
5,000,000	Interpublic Group of Companies, Inc.	6.250	11/15/2014	4,300,000
4,500,000	New Cingular Wireless Services, Inc.	8.125	5/1/2012	5,199,426
1,350,000	New Cingular Wireless Services, Inc.	8.750	3/1/2031	1,788,504
3,600,000	News America, Inc.(e)	5.300	12/15/2014	3,573,029
1,100,000	News America, Inc.	6.400	12/15/2035	1,108,731
6,500,000	Nextel Communications, Inc.(b)	5.950	3/15/2014	6,534,047
4,800,000	Qwest Corporation	8.875	3/15/2012	5,412,000
3,000,000	Rogers Wireless Communications, Inc.	6.375	3/1/2014	3,007,500
5,000,000	TCI Communications, Inc.	8.750	8/1/2015	6,058,470
2,750,000	Telecom Italia Capital SA	4.000	1/15/2010	2,619,232
3,250,000	Telecom Italia Capital SA	5.250	10/1/2015	3,156,663
2,500,000	Telefonos de Mexico SA de CV	4.750	1/27/2010	2,456,000
4,000,000	Verizon Global Funding Corporation(e)	4.900	9/15/2015	3,872,020

	Total Communications Services			68,473,394

Consumer Cyclical (3.7%)
3,000,000	AOL Time Warner, Inc.	6.875	5/1/2012	3,193,440
3,620,000	Caesars Entertainment, Inc.(e)	8.125	5/15/2011	3,995,575
2,900,000	Centex Corporation(c)	5.450	8/15/2012	2,850,570
3,750,000	DaimlerChrysler North American Holdings Corporation	4.875	6/15/2010	3,661,451
5,250,000	Ford Motor Credit Company	6.625	6/16/2008	4,762,044
2,100,000	Gap, Inc.	9.550	12/15/2008	2,333,745
7,500,000	General Motors Acceptance Corporation(c)	6.875	9/15/2011	6,839,588

The accompanying notes to the financial statements are an integral part of this schedule.

Income Portfolio
Schedule of Investments as of December 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (85.8%)	Rate	Date	Value

Consumer Cyclical -- continued
$1,250,000	General Motors Acceptance Corporation	6.875%	8/28/2012	$1,126,668
2,500,000	Harrah’s Operating Company, Inc.	5.750	10/1/2017	2,433,240
4,900,000	Royal Caribbean Cruises, Ltd.(e)	6.875	12/1/2013	5,189,786
3,000,000	Starwood Hotels & Resorts Worldwide, Inc.	7.875	5/1/2012	3,307,500
3,000,000	Station Casinos, Inc.(e)	6.875	3/1/2016	3,067,500

	Total Consumer Cyclical			42,761,107

Consumer Non-Cyclical (4.4%)
1,200,000	AmerisourceBergen Corporation	5.625	9/15/2012	1,200,000
1,200,000	AmerisourceBergen Corporation	5.875	9/15/2015	1,210,500
3,000,000	Archer-Daniels-Midland Company	5.375	9/15/2035	2,877,504
1,250,000	Boston Scientific Corporation	6.250	11/15/2035	1,314,615
4,825,000	Bunge Limited Finance Corporation	7.800	10/15/2012	5,555,997
4,200,000	Coventry Health Care, Inc.	5.875	1/15/2012	4,242,000
4,100,000	Delhaize America, Inc.	8.125	4/15/2011	4,469,275
1,900,000	HCA, Inc.	6.300	10/1/2012	1,909,487
2,500,000	HCA, Inc.	6.250	2/15/2013	2,501,778
1,000,000	Hospira, Inc.	4.950	6/15/2009	993,602
3,000,000	Kraft Foods, Inc.	4.125	11/12/2009	2,902,974
3,000,000	Miller Brewing Company	5.500	8/15/2013	3,057,918
3,550,000	Quest Diagnostic, Inc.	5.450	11/1/2015	3,576,558
3,700,000	Safeway, Inc.	4.800	7/16/2007	3,683,924
4,350,000	Tyson Foods, Inc.	8.250	10/1/2011	4,911,407
5,000,000	Wyeth(c)	6.950	3/15/2011	5,393,815
1,750,000	Wyeth	5.500	2/15/2016	1,770,324

	Total Consumer Non-Cyclical			51,571,678

Energy (5.3%)
3,000,000	AmeriGas Partners, LP	7.250	5/20/2015	3,060,000
1,500,000	Boardwalk Pipelines, LLC(e)	5.500	2/1/2017	1,487,676
3,750,000	Chesapeake Energy Corporation(b)	7.000	8/15/2014	3,881,250
1,800,000	Colorado Interstate Gas Company	6.800	11/15/2015	1,839,195
3,500,000	Consolidated Natural Gas Company	5.000	12/1/2014	3,395,616
2,700,000	Denbury Resources, Inc.	7.500	12/15/2015	2,733,750
4,350,000	Enterprise Products Operating, LP(c)	4.625	10/15/2009	4,242,720
1,650,000	Enterprise Products Operating, LP	4.950	6/1/2010	1,617,988
3,000,000	LG-Caltex Oil Corporation	5.500	8/25/2014	3,006,726
3,200,000	Magellan Midstream Partners, LP	6.450	6/1/2014	3,402,208
3,250,000	Newfield Exploration Company(e)	6.625	9/1/2014	3,306,875
4,500,000	Plains All American Pipeline, LP/
	PAA Finance Corporation	5.625	12/15/2013	4,556,210
2,500,000	Premcor Refining Group, Inc.	6.125	5/1/2011	2,583,812
2,800,000	Premcor Refining Group, Inc.	6.750	5/1/2014	2,941,117
7,750,000	Ras Laffan Liquefied Natural Gas Company, Ltd. II	5.298	9/30/2020	7,686,062
1,650,000	Southern California Gas Company	5.750	11/15/2035	1,686,539
1,850,000	Southern Natural Gas Company	8.875	3/15/2010	1,977,123

The accompanying notes to the financial statements are an integral part of this schedule.

Income Portfolio
Schedule of Investments as of December 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (85.8%)	Rate	Date	Value

Energy -- continued
$3,000,000	Transcontinental Gas Pipe Corporation	8.875%	7/15/2012	$3,435,000
2,400,000	Whiting Petroleum Corporation	7.000	2/1/2014	2,406,000
3,000,000	XTO Energy, Inc.(c)	5.000	1/31/2015	2,935,734

	Total Energy			62,181,601

Financials (15.7%)
4,000,000	Ace INA Holdings, Inc.	5.875	6/15/2014	4,137,748
5,000,000	American International Group, Inc.(c)	5.050	10/1/2015	4,907,150
2,500,000	Archstone-Smith Trust(e)	5.250	5/1/2015	2,465,422
3,500,000	Barnett Capital I(b,c)	8.060	12/1/2026	3,715,334
3,350,000	BNP Paribas SA(e)	5.186	6/29/2015	3,249,946
2,400,000	Capital One Financial Corporation(e)	6.250	11/15/2013	2,503,529
3,500,000	CIT Group Company of Canada(b)	4.650	7/1/2010	3,426,472
3,750,000	Citigroup, Inc.(e)	4.700	5/29/2015	3,623,449
3,000,000	Corestates Capital Trust I(c)	8.000	12/15/2026	3,180,297
4,000,000	Countrywide Home Loans, Inc.	4.000	3/22/2011	3,763,752
5,000,000	Credit Suisse First Boston USA, Inc.	5.125	8/15/2015	4,951,665
15,000,000	Dow Jones CDX	8.250	12/29/2010	15,037,500
2,400,000	EOP Operating, LP	4.650	10/1/2010	2,325,386
2,500,000	ERP Operating, LP	5.125	3/15/2016	2,407,910
5,500,000	Goldman Sachs Group, Inc.(e)	5.125	1/15/2015	5,437,800
2,400,000	Health Care Property Investors, Inc.	5.625	5/1/2017	2,343,221
2,400,000	HRPT Properties Trust	6.400	2/15/2015	2,508,991
7,000,000	HSBC Capital Funding, LP/Jersey Channel Islands(c)	9.547	6/30/2010	8,192,317
3,820,000	ILFC E-Capital Trust I	5.900	12/21/2010	3,835,009
4,250,000	International Lease Finance Corporation	4.875	9/1/2010	4,192,344
6,050,000	J.P. Morgan Chase & Company	5.150	10/1/2015	5,964,223
4,000,000	Marsh & McLennan Companies, Inc.	5.750	9/15/2015	4,032,140
2,000,000	Merrill Lynch & Company, Inc.	4.831	10/27/2008	1,995,942
2,550,000	Metropolitan Life Global Funding	4.500	5/5/2010	2,500,313
5,100,000	Montpelier Re Holdings, Ltd.(e)	6.125	8/15/2013	4,959,765
3,500,000	Monumental Global Funding II	4.625	3/15/2010	3,478,262
3,750,000	Morgan Stanley	5.375	10/15/2015	3,753,634
2,500,000	Nuveen Investment, Inc.	5.000	9/15/2010	2,459,822
2,600,000	ProLogis	5.625	11/15/2015	2,615,574
3,000,000	Protective Life Secured Trust(e)	4.850	8/16/2010	2,995,038
2,500,000	Prudential Financial, Inc.	4.750	6/13/2015	2,422,805
3,750,000	RBS Capital Trust I	5.512	9/30/2014	3,728,115
5,000,000	Reinsurance Group of America, Inc.	6.750	12/15/2015	5,044,365
5,000,000	Residential Capital Corporation	6.375	6/30/2010	5,080,575
3,000,000	Resona Bank, Ltd.	5.850	4/15/2016	2,987,322
3,500,000	Simon Property Group, LP(c)	4.600	6/15/2010	3,411,982
2,100,000	Simon Property Group, LP	5.375	6/1/2011	2,105,019
1,500,000	Stingray Pass-Through Trust	5.902	1/12/2015	1,485,123
3,000,000	Student Loan Marketing Corporation	4.500	7/26/2010	2,937,060
4,000,000	Travelers Property Casualty Corporation(e)	5.000	3/15/2013	3,934,264

The accompanying notes to the financial statements are an integral part of this schedule.

Income Portfolio
Schedule of Investments as of December 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (85.8%)	Rate	Date	Value

Financials -- continued
$5,500,000	Wachovia Bank NA(b)	4.875%	2/1/2015	$5,363,694
3,000,000	Washington Mutual, Inc.	5.250	9/15/2017	2,913,084
6,000,000	Wells Fargo Capital	7.730	12/1/2026	6,346,878
2,800,000	Westfield Capital	4.375	11/15/2010	2,710,254
3,300,000	Willis Group North America, Inc.(b)	5.625	7/15/2015	3,298,716
5,000,000	ZFS Finance USA Trust I(e)	6.150	12/15/2010	5,036,340
2,800,000	ZFS Finance USA Trust III(d)	5.641	3/15/2006	2,807,056

	Total Financials			182,572,607

Foreign (0.9%)
572,917	Pemex Finance, Ltd.	8.450	2/15/2007	580,726
6,000,000	Pemex Finance, Ltd.(c)	9.030	2/15/2011	6,553,020
3,500,000	Republic of Italy	5.375	6/15/2033	3,565,166

	Total Foreign			10,698,912

Mortgage-Backed Securities (10.6%)
93,000,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through(f)	5.500	1/1/2036	92,070,000
31,500,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through(f)	6.000	1/1/2036	31,785,453

	Total Mortgage-Backed Securities			123,855,453

Technology (0.3%)
4,000,000	Anixter International, Inc.	5.950	3/1/2015	3,619,708

	Total Technology			3,619,708

Transportation (2.6%)
2,000,000	FedEx Corporation(c)	3.500	4/1/2009	1,914,928
4,136,306	FedEx Corporation	6.845	1/15/2019	4,476,972
4,120,992	FedEx Corporation	6.720	1/15/2022	4,500,989
2,750,000	Hertz Corporation	8.875	1/1/2014	2,801,562
2,500,000	Northwest Airlines, Inc.(g)	6.841	4/1/2011	2,422,145
6,500,000	Southwest Airlines Company	5.496	11/1/2006	6,526,884
5,000,000	Union Pacific Corporation(c)	4.875	1/15/2015	4,876,990
2,221,978	United Air Lines, Inc.(g)	7.186	4/1/2011	2,213,646

	Total Transportation			29,734,116

U.S. Government (7.5%)

18,850,000	U.S. Treasury Bonds(e)	7.625	2/15/2025	25,973,245
980,000	U.S. Treasury Bonds(e)	5.375	2/15/2031	1,100,815
23,384,106	U.S. Treasury Notes(e)	3.375	1/15/2007	23,555,839
9,728,475	U.S. Treasury Notes(e)	1.875	7/15/2015	9,567,352
38,000,000	U.S. Treasury Principal Strips(e)	Zero Coupon	11/15/2022	17,383,860
12,750,000	U.S. Treasury Strips(e)	Zero Coupon	2/15/2013	9,326,740

	Total U.S. Government			86,907,851

The accompanying notes to the financial statements are an integral part of this schedule.

195

Income Portfolio
Schedule of Investments as of December 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (85.8%)	Rate	Date	Value

U.S. Municipals (0.3%)

$3,500,000	Massachusetts State School Building Authority Dedicated
	Sales Tax Revenue Bonds	5.000%	8/15/2030	$3,674,195

	Total U.S. Municipals			3,674,195

Utilities (6.0%)
2,500,000	Carolina Power & Light, Inc.	5.150	4/1/2015	2,482,398
3,000,000	CenterPoint Energy, Inc.(c)	7.250	9/1/2010	3,218,223
3,000,000	CenterPoint Energy, Inc.(e)	6.850	6/1/2015	3,253,746
2,000,000	CMS Energy Corporation	6.875	12/15/2015	2,017,500
5,000,000	Duke Capital, LLC(c)	5.668	8/15/2014	5,042,615
1,500,000	Exelon Corporation	6.750	5/1/2011	1,596,932
3,500,000	Exelon Corporation	5.625	6/15/2035	3,298,330
7,000,000	FirstEnergy Corporation(b)	6.450	11/15/2011	7,419,979
2,500,000	MidAmerican Energy Holdings Company(c)	7.630	10/15/2007	2,605,480
5,800,000	MidAmerican Energy Holdings Company	3.500	5/15/2008	5,596,124
1,800,000	Mirant North America, LLC	7.375	12/31/2013	1,820,250
6,450,000	NiSource Finance Corporation	7.875	11/15/2010	7,146,406
3,000,000	Power Contract Financing, LLC	6.256	2/1/2010	3,043,110
4,120,244	Power Receivables Finance, LLC	6.290	1/1/2012	4,188,393
2,750,000	Public Service Company of New Mexico	4.400	9/15/2008	2,692,995
3,500,000	Reliant Energy Resources Corporation	6.750	12/15/2014	3,053,750
3,100,000	TECO Energy, Inc.(c)	7.200	5/1/2011	3,270,500
5,500,000	Texas-New Mexico Power Company(b)	6.125	6/1/2008	5,556,067
2,500,000	Westar Energy, Inc.(b)	5.150	1/1/2017	2,431,340

	Total Utilities			69,734,138

	Total Long-Term Fixed Income (cost $1,001,049,791)			998,372,497

Shares	Preferred Stock (0.2%)			Value

31	Federal National Mortgage Association, Convertible			$2,848,612

	Total Preferred Stock (cost $2,832,624)			2,848,612

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (10.7%)	Rate(h)	Date	Value

124,243,268	Thrivent Financial Securities Lending Trust	4.300%	N/A	$124,243,268

	Total Collateral Held for Securities Loaned
	(cost $124,243,268)			124,243,268

The accompanying notes to the financial statements are an integral part of this schedule.

Income Portfolio
Schedule of Investments as of December 31, 2005(a)

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (3.3%)	Rate(h)	Date	Value

$6,580,000	Amsterdam Funding Corporation	4.200%	1/3/2006	$6,578,465
8,033,000	Park Avenue Receivables Corporation	4.190	1/3/2006	8,031,130
573,298	Power Contract Financing, LLC	5.200	2/1/2006	573,298
12,000,000	Preferred Receivables Funding Corporation	4.260	1/12/2006	11,984,380
10,660,964	Thrivent Money Market Portfolio	3.920	N/A	10,660,964

	Total Short-Term Investments (at amortized cost)			37,828,237

	Total Investments (cost $1,165,953,920)			$1,163,292,614

(a) The categories of investments are shown as a percentage of total investments.

(b) At December 31, 2005, all or a portion of the denoted securities, valued at $55,025,663 were pledged as the initial margin deposit or earmarked as collateral to cover open financial futures contracts as follows:

					Notional
	Number of	Expiration			Principal	Unrealized
Type	Contracts	Date	Position	Value	Amount	Gain/(Loss)

U.S. Treasury Bond Futures 5 yr.	110	March 2006	Long	$11,697,813	$11,651,737	$46,076
U.S. Treasury Bond Futures 10 yr.	355	March 2006	Short	$(38,839,219)	$(38,541,572)	$(297,647)

(c) Designated as cover for long settling trades as discussed in the Notes to the Financial Statements.

(d) Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

(e) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(f) Denotes investments purchased on a when-issued basis.

(g) In bankruptcy.

(h) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

	Bond Index Portfolio
	Schedule of Investments as of December 31, 2005(a)
Principal		Interest	Maturity
Amount	Long-Term Fixed Income (76.3%)	Rate	Date	Value

Asset-Backed Securities (13.1%)
$2,000,000	Americredit Automobile Receivables Trust(b,c)	4.400%	1/6/2006	$2,000,270
2,000,000	Banc of America Securities Auto Trust	3.890	6/18/2008	1,990,684
2,000,000	Bear Stearns Asset-Backed Securities, Inc.(b,c)	4.619	1/25/2006	2,000,828
2,000,000	Caterpillar Financial Asset Trust(b)	3.900	2/25/2009	1,975,708
390,525	Chase Funding Mortgage Loan Asset-Backed
	Certificates(b)	2.734	9/25/2024	388,059
2,500,000	DaimlerChrysler Master Owner Trust(b,c)	4.419	1/15/2006	2,500,245
1,595,425	Encore Credit Receivables Trust(b,c)	4.500	1/25/2006	1,595,648
2,342,921	FBR Securitization Trust, LLC(b,c)	4.499	1/25/2006	2,342,899
2,142,818	First Franklin Mortgage Loan Asset-Backed
	Certificates(c)	4.479	1/25/2006	2,091,712
2,000,000	Fremont Home Loan Trust(b,c)	4.539	1/25/2006	2,000,250
2,000,000	GE Dealer Floorplan Master Note Trust(b,c)	4.410	1/20/2006	2,000,572
2,500,000	GE Equipment Small Ticket, LLC	4.380	7/22/2009	2,480,192
2,500,000	GMAC Mortgage Corporation Loan Trust(b,c)	4.469	1/25/2006	2,497,292
450,000	GMAC Mortgage Corporation Loan Trust(c)	4.509	1/25/2006	450,265
62,981	Green Tree Financial Corporation(b)	6.330	11/1/2029	62,902
725,000	Honda Auto Receivables Owner Trust(b)	3.820	5/21/2010	708,145
3,000,000	Hyundai Auto Receivables Trust(b)	3.880	6/16/2008	2,984,466
1,500,000	John Deere Owner Trust(b)	3.980	6/15/2009	1,481,334
1,100,277	Long Beach Mortgage Loan Trust(c)	4.489	1/25/2006	1,100,507
800,000	Massachusetts RRB Special Purpose Trust(b)	3.780	9/15/2010	786,186
2,475,359	National Collegiate Student Loan Trust(c)	4.439	1/25/2006	2,474,894
2,000,000	Option One Mortgage Loan Trust(c)	4.539	1/25/2006	2,000,262
199,587	PECO Energy Transition Trust(b)	6.050	3/1/2009	201,242
2,110,219	Popular ABS Mortgage Pass-Through Trust(c)	4.489	1/25/2006	2,109,928
1,887,391	Popular ABS Mortgage Pass-Through Trust(c)	4.509	1/25/2006	1,887,551
2,472,116	Residential Asset Securities Corporation(c)	4.459	1/25/2006	2,472,215
1,752,196	Residential Asset Securities Corporation(b,c)	4.489	1/25/2006	1,752,384
1,847,342	SLM Student Loan Trust(b,c)	4.210	1/25/2006	1,844,591
1,857,920	Specialty Underwriting and Residential
	Finance Trust(b,c)	4.499	1/25/2006	1,858,231
945,615	Structured Asset Investment Loan Trust(b,c)	4.459	1/25/2006	945,716
2,000,000	Textron Financial Floorplan Master Note Trust(b,c)	4.482	1/13/2006	2,004,375
30,377	Vanderbilt Mortgage Finance Corporation	7.820	11/7/2017	30,438
1,685,291	Wachovia Mortgage Loan Trust, LLC(b,c)	4.489	1/25/2006	1,685,398

	Total Asset-Backed Securities			54,705,389

Basic Materials (0.3%)
500,000	Alcan, Inc.(b)	5.200	1/15/2014	494,506
300,000	Codelco, Inc.	6.375	11/30/2012	322,618
300,000	Potash Corporation of Saskatchewan, Inc.(b)	7.750	5/31/2011	334,460

	Total Basic Materials			1,151,584

The accompanying notes to the financial statements are an integral part of this schedule.

Bond Index Portfolio
Schedule of Investments as of December 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (76.3%)	Rate	Date	Value

Capital Goods (1.1%)
$975,000	Boeing Capital Corporation(d)	6.100%	3/1/2011	$1,027,283
275,000	Caterpillar, Inc.(b)	4.500	6/15/2009	271,174
1,400,000	General Electric Company(b)	5.000	2/1/2013	1,399,272
350,000	John Deere Capital Corporation(b)	7.000	3/15/2012	386,577
525,000	Lockheed Martin Corporation(d)	8.200	12/1/2009	586,556
200,000	Northrop Grumman Corporation(b)	7.125	2/15/2011	217,939
500,000	Textron, Inc.(b)	4.500	8/1/2010	489,526
250,000	Tyco International Group SA(b)	6.375	10/15/2011	259,649

	Total Capital Goods			4,637,976

Commercial Mortgage-Backed Securities (4.4%)
1,000,000	Banc of America Commercial Mortgage, Inc.	5.001	9/10/2010	995,161
700,000	Banc of America Commercial Mortgage, Inc.(b)	5.118	7/11/2043	701,304
400,000	Bear Stearns Commercial Mortgage Securities, Inc.(b)	3.869	2/11/2041	384,777
1,532,225	Commercial Mortgage Pass-Through Certificates(b,c)	4.469	1/15/2006	1,532,050
2,422,829	Credit Suisse First Boston Mortgage
	Securities Corporation(b,c)	4.510	1/15/2006	2,422,822
1,000,000	Credit Suisse First Boston Mortgage
	Securities Corporation(b)	3.861	3/15/2036	976,102
500,000	Credit Suisse First Boston Mortgage
	Securities Corporation	4.829	11/15/2037	487,994
250,000	Credit Suisse First Boston Mortgage
	Securities Corporation	2.843	5/15/2038	238,984
800,000	General Electric Commercial Mortgage Corporation	4.641	9/10/2013	778,138
750,000	GMAC Commercial Mortgage Securities, Inc.	6.175	5/15/2033	770,483
500,000	GMAC Commercial Mortgage Securities, Inc.	4.547	12/10/2041	483,986
1,000,000	Greenwich Capital Commercial Funding Corporation(b)	5.317	6/10/2036	1,009,389
500,000	J.P. Morgan Chase Commercial Mortgage
	Securities Corporation(b)	4.654	1/12/2037	486,660
1,000,000	LB-UBS Commercial Mortgage Trust(b)	3.086	5/15/2027	959,988
700,000	LB-UBS Commercial Mortgage Trust	4.786	10/15/2029	681,410
48,010	Morgan Stanley Capital I, Inc.	6.120	3/15/2031	48,066
409,642	Nationslink Funding Corporation(b)	6.316	1/20/2031	421,909
2,493,024	Wachovia Bank Commercial Mortgage Trust(b,c)	4.469	1/15/2006	2,492,368
2,000,000	Wachovia Bank Commercial Mortgage Trust(b,c)	4.569	1/15/2006	2,000,128
500,000	Wachovia Bank Commercial Mortgage Trust	4.516	5/15/2044	487,692

	Total Commercial Mortgage-Backed Securities			18,359,411

Communications Services (2.1%)
800,000	BellSouth Corporation	5.200	9/15/2014	795,739
200,000	British Telecom plc(b)	8.375	12/15/2010	227,672
400,000	Cingular Wireless, Inc.(b)	6.500	12/15/2011	428,032
225,000	Comcast Corporation(b)	5.500	3/15/2011	226,220
500,000	Cox Communications, Inc.(b)	7.750	11/1/2010	541,535
200,000	Deutsche Telekom International Finance BV	8.500	6/15/2010	226,754
500,000	Deutsche Telekom International Finance BV	5.250	7/22/2013	497,342

The accompanying notes to the financial statements are an integral part of this schedule.

Bond Index Portfolio
Schedule of Investments as of December 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (76.3%)	Rate	Date	Value

Communications Services -- continued
$200,000	France Telecom SA	9.250%	3/1/2011	$223,388
700,000	New Cingular Wireless Services, Inc.(b)	7.875	3/1/2011	785,439
400,000	SBC Communications, Inc.	5.875	2/1/2012	411,248
700,000	Sprint Capital Corporation(b)	7.625	1/30/2011	771,911
550,000	Sprint Capital Corporation	6.900	5/1/2019	605,764
1,300,000	Telecom Italia Capital SA(b)	5.250	10/1/2015	1,262,665
425,000	Tele-Communications, Inc. (TCI Group)(b)	7.875	8/1/2013	480,363
1,000,000	Verizon Global Funding Corporation(b)	7.375	9/1/2012	1,115,241

	Total Communications Services			8,599,313

Consumer Cyclical (0.7%)
850,000	AOL Time Warner, Inc.(b)	6.875	5/1/2012	904,808
1,000,000	DaimlerChrysler North American
	Holdings Corporation(b)	4.750	1/15/2008	990,877
525,000	Toyota Motor Credit Corporation(b)	2.875	8/1/2008	501,077
500,000	Wal-Mart Stores, Inc.	7.550	2/15/2030	637,996

	Total Consumer Cyclical			3,034,758

Consumer Non-Cyclical (1.4%)
750,000	Bunge Limited Finance Corporation(b)	7.800	10/15/2012	863,626
475,000	Coca-Cola HBC Finance BV	5.125	9/17/2013	477,470
750,000	ConAgra Foods, Inc.(b)	6.000	9/15/2006	755,194
400,000	Genentech, Inc.	4.400	7/15/2010	392,915
482,000	General Mills, Inc.(b)	6.000	2/15/2012	504,436
300,000	GlaxoSmithKline Capital, Inc.(b)	5.375	4/15/2034	301,934
250,000	Kimberly-Clark Corporation(d)	6.375	1/1/2028	284,300
650,000	Kraft Foods, Inc.(b)	6.250	6/1/2012	685,714
500,000	Kroger Company(b)	4.950	1/15/2015	468,775
475,000	Safeway, Inc.(b)	4.125	11/1/2008	459,952
500,000	WellPoint, Inc.	5.000	12/15/2014	491,152

	Total Consumer Non-Cyclical			5,685,468

Energy (0.9%)
500,000	Anadarko Finance Company(b)	6.750	5/1/2011	540,966
500,000	Burlington Resources, Inc.(b)	6.500	12/1/2011	539,748
1,000,000	Conoco Funding Company(b)	6.350	10/15/2011	1,071,477
500,000	Consolidated Natural Gas Company	6.850	4/15/2011	536,504
650,000	Union Oil Company of California(b)	5.050	10/1/2012	661,348
500,000	Valero Energy Corporation(b)	4.750	6/15/2013	485,306

	Total Energy			3,835,349

Financials (5.7%)
500,000	AIG SunAmerica Global Financing VI(b)	6.300	5/10/2011	531,178
500,000	Allstate Corporation(b)	5.000	8/15/2014	494,856
250,000	Associates Corporation of North America(b)	6.250	11/1/2008	258,969
1,075,000	Bank of America Corporation	3.875	1/15/2008	1,055,294

The accompanying notes to the financial statements are an integral part of this schedule.

Bond Index Portfolio
Schedule of Investments as of December 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (76.3%)	Rate	Date	Value

Financials -- continued
$650,000	Bank of America Corporation(d)	4.750%	8/15/2013	$636,715
1,800,000	Bank One Corporation(b)	5.900	11/15/2011	1,871,919
600,000	BB&T Corporation(b)	6.500	8/1/2011	643,413
1,100,000	BNP Paribas SA(b)	5.186	6/29/2015	1,067,146
725,000	CIT Group, Inc.(b)	4.750	12/15/2010	712,926
450,000	Citigroup, Inc.(b)	3.500	2/1/2008	438,102
590,000	Citigroup, Inc.(b)	5.000	9/15/2014	580,769
250,000	Citigroup, Inc.(b)	4.700	5/29/2015	241,563
725,000	Credit Suisse First Boston USA, Inc.(b)	3.875	1/15/2009	703,794
475,000	EOP Operating, LP(b)	4.750	3/15/2014	448,870
950,000	Goldman Sachs Group, Inc.(b)	6.600	1/15/2012	1,020,480
500,000	Household Finance Corporation(b)	4.750	5/15/2009	494,545
650,000	Household Finance Corporation(b)	6.375	11/27/2012	690,678
350,000	HSBC Finance Corporation(b)	5.000	6/30/2015	340,345
850,000	International Lease Finance Corporation(b)	5.875	5/1/2013	879,614
775,000	Lehman Brothers Holdings, Inc.(b)	3.950	11/10/2009	746,433
800,000	Marsh & McLennan Companies, Inc.(b)	5.750	9/15/2015	806,428
475,000	Merrill Lynch & Company, Inc.	5.000	2/3/2014	469,086
500,000	MetLife, Inc.(b)	5.000	6/15/2015	490,404
1,536,000	Morgan Stanley(b)	5.878	3/1/2007	1,543,050
513,000	Morgan Stanley(b)	7.700	3/1/2032	609,572
1,250,000	Morgan Stanley Dean Witter & Company	6.750	4/15/2011	1,345,659
300,000	PNC Funding Corporation(b)	6.875	7/15/2007	308,504
500,000	ProLogis Trust(b)	5.500	3/1/2013	504,515
500,000	Residential Capital Corporation	6.375	6/30/2010	508,058
500,000	Student Loan Marketing Corporation(b)	4.000	1/15/2010	480,844
550,000	Union Planters Corporation(b)	4.375	12/1/2010	536,857
500,000	Wachovia Bank NA	4.875	2/1/2015	487,608
500,000	Washington Mutual Bank FA(b)	5.500	1/15/2013	507,806
1,100,000	Wells Fargo & Company(b)	4.200	1/15/2010	1,070,884
400,000	Willis Group North America, Inc.(b)	5.625	7/15/2015	399,844

	Total Financials			23,926,728

Foreign (1.8%)
250,000	African Development Bank(b)	6.875	10/15/2015	285,547
350,000	Canadian Government(b)	5.250	11/5/2008	357,944
800,000	European Investment Bank	3.000	6/16/2008	773,460
550,000	Export-Import Bank of Korea	4.125	2/10/2009	535,758
350,000	Inter-American Development Bank	5.375	11/18/2008	357,207
900,000	International Bank for Reconstruction and
	Development(d)	5.000	3/28/2006	900,714
250,000	Province of Nova Scotia(b)	7.250	7/27/2013	288,172
400,000	Province of Quebec(d)	4.875	5/5/2014	400,762
400,000	Province of Quebec(d)	7.500	7/15/2023	508,950
600,000	Republic of Italy	6.000	2/22/2011	635,434

The accompanying notes to the financial statements are an integral part of this schedule.

Bond Index Portfolio
Schedule of Investments as of December 31, 2005(a)

Principal				Interest	Maturity
Amount	Long-Term Fixed Income (76.3%)			Rate	Date	Value

Foreign -- continued
$200,000	Republic of Italy			4.375%	6/15/2013	$196,001
1,000,000	Republic of Italy			5.375	6/15/2033	1,018,619
1,275,000	United Mexican States			7.500	1/14/2012	1,421,625

			Total Foreign			7,680,193

Mortgage-Backed Securities (22.2%)
14,782	Federal Home Loan Mortgage Corporation
	Gold	15-Yr.	Pass Through	7.500	12/1/2009	15,340
14,873	Federal Home Loan Mortgage Corporation
	Gold	15-Yr.	Pass Through	7.000	1/1/2011	15,383
15,433	Federal Home Loan Mortgage Corporation
	Gold	15-Yr.	Pass Through	6.500	10/1/2012	15,852
13,424	Federal Home Loan Mortgage Corporation
	Gold	15-Yr.	Pass Through	6.500	1/1/2013	13,791
23,657	Federal Home Loan Mortgage Corporation
	Gold	15-Yr.	Pass Through	6.000	9/1/2013	24,142
43,971	Federal Home Loan Mortgage Corporation
	Gold	15-Yr.	Pass Through	5.500	3/1/2014	44,314
58,068	Federal Home Loan Mortgage Corporation
	Gold	15-Yr.	Pass Through	6.000	4/1/2014	59,258
18,066	Federal Home Loan Mortgage Corporation
	Gold	15-Yr.	Pass Through	7.000	10/1/2014	18,750
29,627	Federal Home Loan Mortgage Corporation
	Gold	15-Yr.	Pass Through	6.500	3/1/2016	30,448
66,450	Federal Home Loan Mortgage Corporation
	Gold	15-Yr.	Pass Through	6.000	9/1/2016	67,833
503,422	Federal Home Loan Mortgage Corporation
	Gold	15-Yr.	Pass Through	7.000	6/1/2017	522,300
868,389	Federal Home Loan Mortgage Corporation
	Gold	15-Yr.	Pass Through	5.500	12/1/2017	874,115
47,407	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	6.000	6/1/2016	48,394
13,330	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	6.500	4/1/2024	13,733
11,947	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	7.000	5/1/2024	12,475
4,974	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	7.500	8/1/2025	5,234
16,954	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	8.500	11/1/2025	18,391
3,996	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	8.000	1/1/2026	4,270
697	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	7.000	6/1/2026	728
7,915	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	7.000	4/1/2027	8,258

The accompanying notes to the financial statements are an integral part of this schedule.

Bond Index Portfolio
Schedule of Investments as of December 31, 2005(a)

Principal				Interest	Maturity
Amount	Long-Term Fixed Income (76.3%)			Rate	Date	Value

Mortgage-Backed Securities -- continued
$8,665	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	7.500%	7/1/2027	$9,119
11,226	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	7.000	8/1/2027	11,712
7,609	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	7.500	10/1/2027	8,002
10,195	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	7.000	5/1/2028	10,634
43,045	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	6.000	8/1/2028	43,616
11,432	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	6.500	10/1/2028	11,764
19,729	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	6.500	2/1/2029	20,301
33,363	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	6.000	3/1/2029	33,797
11,549	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	7.000	7/1/2029	12,037
29,883	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	7.500	10/1/2029	31,387
16,019	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	7.500	11/1/2029	16,826
31,964	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	6.500	5/1/2031	32,823
108,158	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	6.000	6/1/2031	109,506
50,787	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	7.000	6/1/2031	52,912
125,683	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	6.000	7/1/2031	127,249
27,372	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	7.000	9/1/2031	28,517
61,837	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	6.500	10/1/2031	63,499
530,897	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	6.000	1/1/2032	537,514
62,932	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	7.000	5/1/2032	65,541
559,530	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	6.500	7/1/2032	574,428
392,462	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	6.500	10/1/2032	402,912
707,416	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through	6.000	11/1/2032	715,705
10,000,000	Federal Home Loan Mortgage Corporation
	Gold	30-Yr.	Pass Through(e)	5.000	1/1/2036	9,678,120

The accompanying notes to the financial statements are an integral part of this schedule.

Bond Index Portfolio
Schedule of Investments as of December 31, 2005(a)

Principal			Interest	Maturity
Amount	Long-Term Fixed Income (76.3%)		Rate	Date	Value

Mortgage-Backed Securities -- continued
$15,700,000	Federal Home Loan Mortgage Corporation
	Gold 30-Yr. Pass Through(e)		6.000%	1/1/2036	$15,852,102
7,322	Federal National Mortgage Association Conventional
	15-Yr.	Pass Through	6.000	4/1/2011	7,480
7,479	Federal National Mortgage Association Conventional
	15-Yr.	Pass Through	7.500	7/1/2011	7,846
8,217	Federal National Mortgage Association Conventional
	15-Yr.	Pass Through	8.000	7/1/2012	8,739
13,407	Federal National Mortgage Association Conventional
	15-Yr.	Pass Through	6.500	12/1/2012	13,787
30,248	Federal National Mortgage Association Conventional
	15-Yr.	Pass Through	6.500	6/1/2013	31,118
47,248	Federal National Mortgage Association Conventional
	15-Yr.	Pass Through	6.000	12/1/2013	48,280
24,600,000	Federal National Mortgage Association Conventional
	15-Yr.	Pass Through(e)	5.000	1/1/2021	24,330,925
11,163	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	10.500	8/1/2020	12,471
11,026	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	8.000	12/1/2024	11,778
12,194	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	7.000	10/1/2025	12,759
53,745	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	6.500	11/1/2025	55,422
3,965	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	8.500	12/1/2025	4,299
17,659	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	7.500	1/1/2026	18,548
7,834	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	7.000	2/1/2026	8,196
13,296	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	6.500	5/1/2026	13,701
9,189	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	8.000	9/1/2026	9,809
15,062	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	7.500	2/1/2027	15,818
4,035	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	7.000	3/1/2027	4,222
17,288	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	6.500	8/1/2027	17,814
2,423	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	7.500	11/1/2027	2,543
15,233	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	9.000	11/1/2027	16,686
4,555	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	7.000	1/1/2028	4,763

The accompanying notes to the financial statements are an integral part of this schedule.

Bond Index Portfolio
Schedule of Investments as of December 31, 2005(a)

Principal			Interest	Maturity
Amount	Long-Term Fixed Income (76.3%)		Rate	Date	Value

Mortgage-Backed Securities -- continued
$118,004	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	7.500%	2/1/2028	$123,875
19,087	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	6.000	5/1/2028	19,330
10,487	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	6.500	9/1/2028	10,802
33,400	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	7.000	10/1/2028	34,910
78,800	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	7.500	11/1/2028	82,760
101,089	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	6.000	12/1/2028	102,374
13,447	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	7.000	12/1/2028	14,054
20,574	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	6.500	2/1/2029	21,194
72,509	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	6.000	3/1/2029	73,430
32,983	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	7.000	3/1/2029	34,449
88,664	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	6.500	4/1/2029	91,308
19,212	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	6.500	8/1/2029	19,785
26,002	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	7.500	8/1/2029	27,269
32,567	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	7.000	10/1/2029	34,015
18,398	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	7.500	12/1/2029	19,295
15,782	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	8.000	4/1/2030	16,858
9,195	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	7.500	12/1/2030	9,636
162,746	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	6.000	5/1/2031	164,664
300,974	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	6.500	4/1/2032	309,320
274,317	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	6.500	5/1/2032	281,924
152,308	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	7.000	5/1/2032	158,943
935,338	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	6.500	7/1/2032	961,276
382,963	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through	6.500	8/1/2032	393,583

The accompanying notes to the financial statements are an integral part of this schedule.

Bond Index Portfolio
Schedule of Investments as of December 31, 2005(a)

Principal			Interest	Maturity
Amount	Long-Term Fixed Income (76.3%)		Rate	Date	Value

Mortgage-Backed Securities -- continued
$33,900,000	Federal National Mortgage Association Conventional
	30-Yr.	Pass Through(e)	5.500%	1/1/2036	$33,561,005
15,726	Government National Mortgage Association
	15-Yr.	Pass Through	6.500	6/15/2009	16,176
46,085	Government National Mortgage Association
	15-Yr.	Pass Through	7.000	9/15/2013	48,097
6,324	Government National Mortgage Association
	30-Yr.	Pass Through	7.500	3/15/2023	6,695
13,428	Government National Mortgage Association
	30-Yr.	Pass Through	7.000	1/15/2024	14,139
6,376	Government National Mortgage Association
	30-Yr.	Pass Through	9.000	9/15/2024	6,985
9,059	Government National Mortgage Association
	30-Yr.	Pass Through	8.000	6/15/2025	9,709
2,666	Government National Mortgage Association
	30-Yr.	Pass Through	8.000	9/15/2026	2,857
25,609	Government National Mortgage Association
	30-Yr.	Pass Through	7.500	3/15/2027	26,978
8,878	Government National Mortgage Association
	30-Yr.	Pass Through	7.500	10/15/2027	9,353
28,959	Government National Mortgage Association
	30-Yr.	Pass Through	7.000	11/15/2027	30,457
24,872	Government National Mortgage Association
	30-Yr.	Pass Through	7.000	1/15/2028	26,139
3,167	Government National Mortgage Association
	30-Yr.	Pass Through	8.000	4/15/2028	3,392
22,266	Government National Mortgage Association
	30-Yr.	Pass Through	6.500	7/15/2028	23,314
22,446	Government National Mortgage Association
	30-Yr.	Pass Through	7.000	8/15/2028	23,589
53,646	Government National Mortgage Association
	30-Yr.	Pass Through	7.500	11/15/2028	56,479
17,297	Government National Mortgage Association
	30-Yr.	Pass Through	6.500	12/15/2028	18,111
97,142	Government National Mortgage Association
	30-Yr.	Pass Through	6.500	3/15/2029	101,653
29,712	Government National Mortgage Association
	30-Yr.	Pass Through	6.500	4/15/2029	31,092
21,963	Government National Mortgage Association
	30-Yr.	Pass Through	8.000	10/15/2030	23,513
26,533	Government National Mortgage Association
	30-Yr.	Pass Through	7.500	1/15/2031	27,902
12,487	Government National Mortgage Association
	30-Yr.	Pass Through	7.000	4/15/2031	13,110
58,461	Government National Mortgage Association
	30-Yr.	Pass Through	6.500	6/15/2031	61,103

The accompanying notes to the financial statements are an integral part of this schedule.

Bond Index Portfolio
Schedule of Investments as of December 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (76.3%)	Rate	Date	Value

Mortgage-Backed Securities -- continued
$41,591	Government National Mortgage Association
	30-Yr. Pass Through	7.000%	9/15/2031	$43,666
560,088	Government National Mortgage Association
	30-Yr. Pass Through	6.500	1/15/2032	585,249
91,777	Government National Mortgage Association
	30-Yr. Pass Through	6.500	4/15/2032	95,900

	Total Mortgage-Backed Securities			92,791,753

Technology (0.1%)
500,000	International Business Machines Corporation	4.250	9/15/2009	490,142

	Total Technology			490,142

Transportation (0.4%)
500,000	CSX Corporation(b)	5.500	8/1/2013	510,599
475,000	FedEx Corporation(b)	3.500	4/1/2009	454,795
500,000	Union Pacific Corporation(b)	7.000	2/1/2016	563,775

	Total Transportation			1,529,169

U.S. Government (21.3%)

1,600,000	Federal Home Loan Bank(d)	4.250	4/16/2007	1,589,757
500,000	Federal Home Loan Bank	6.625	8/27/2007	514,745
2,000,000	Federal Home Loan Bank(b)	3.375	2/15/2008	1,944,676
500,000	Federal Home Loan Bank(d)	2.750	3/14/2008	479,608
700,000	Federal Home Loan Bank(b)	5.925	4/9/2008	717,789
3,000,000	Federal Home Loan Bank	4.100	6/13/2008	2,955,084
2,000,000	Federal Home Loan Bank	4.250	10/14/2008	1,988,606
1,500,000	Federal Home Loan Bank	4.625	11/21/2008	1,496,358
500,000	Federal Home Loan Bank(d)	4.500	11/15/2012	492,183
850,000	Federal Home Loan Bank	4.500	9/16/2013	833,532
2,100,000	Federal Home Loan Mortgage Corporation	3.625	2/15/2007	2,073,962
500,000	Federal Home Loan Mortgage Corporation	7.100	4/10/2007	514,141
1,000,000	Federal Home Loan Mortgage Corporation(d)	3.500	9/15/2007	980,696
2,225,000	Federal Home Loan Mortgage Corporation	5.750	4/15/2008	2,272,911
1,050,000	Federal Home Loan Mortgage Corporation(d)	6.000	6/15/2011	1,111,400
1,750,000	Federal Home Loan Mortgage Corporation(d)	5.125	7/15/2012	1,781,992
3,100,000	Federal National Mortgage Association(d)	3.250	1/15/2008	3,011,473
1,600,000	Federal National Mortgage Association(d)	5.250	1/15/2009	1,624,419
2,000,000	Federal National Mortgage Association	6.125	3/15/2012	2,140,260
500,000	Federal National Mortgage Association	5.960	9/11/2028	561,576
100,000	Federal National Mortgage Association	6.250	5/15/2029	117,799
425,000	Pemex Project Funding Master Trust(b)	9.125	10/13/2010	489,175
200,000	Resolution Funding Corporation(b)	8.125	10/15/2019	260,910
250,000	Tennessee Valley Authority(b)	6.000	3/15/2013	268,253
4,700,000	U.S. Treasury Bonds(d)	7.250	5/15/2016	5,771,088
400,000	U.S. Treasury Bonds(d)	8.875	2/15/2019	568,812

	The accompanying notes to the financial statements are an integral part of this schedule.

Bond Index Portfolio
Schedule of Investments as of December 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (76.3%)	Rate	Date	Value

U.S. Government -- continued

$250,000	U.S. Treasury Bonds(d)	8.125%	8/15/2021	$346,885
290,000	U.S. Treasury Bonds(d)	7.625	11/15/2022	391,262
1,000,000	U.S. Treasury Bonds(d)	6.250	8/15/2023	1,194,141
260,000	U.S. Treasury Bonds(d)	7.500	11/15/2024	353,508
350,000	U.S. Treasury Bonds(d)	6.875	8/15/2025	450,734
500,000	U.S. Treasury Bonds(d)	6.375	8/15/2027	619,394
1,000,000	U.S. Treasury Bonds(d)	5.500	8/15/2028	1,124,414
9,675,000	U.S. Treasury Bonds(d)	5.250	11/15/2028	10,552,552
5,250,000	U.S. Treasury Bonds(d)	6.125	8/15/2029	6,394,952
1,000,000	U.S. Treasury Notes(d)	4.375	5/15/2007	999,180
250,000	U.S. Treasury Notes(d)	3.375	2/15/2008	244,854
1,500,000	U.S. Treasury Notes(d)	5.500	2/15/2008	1,533,574
5,700,000	U.S. Treasury Notes(d)	5.500	5/15/2009	5,896,604
12,500,000	U.S. Treasury Notes(d)	6.000	8/15/2009	13,173,825
7,695,000	U.S. Treasury Notes(d)	5.000	2/15/2011	7,925,550
1,250,000	U.S. Treasury Notes(d)	4.500	11/15/2015	1,260,254

	Total U.S. Government			89,022,888

Utilities (0.8%)
400,000	CenterPoint Energy Houston Electric, LLC(b)	5.600	7/1/2023	395,780
475,000	Duke Capital Corporation(b)	7.500	10/1/2009	510,074
475,000	FirstEnergy Corporation(b)	6.450	11/15/2011	503,499
475,000	Niagara Mohawk Power Corporation(b)	7.750	10/1/2008	507,155
475,000	Oncor Electric Delivery Company(b)	6.375	1/15/2015	504,046
600,000	Public Service Company of Colorado	7.875	10/1/2012	698,487
225,000	Southern California Edison Company(b)	5.000	1/15/2014	223,588

	Total Utilities			3,342,629

	Total Long-Term Fixed Income (cost $320,018,330)			318,792,750

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (15.5%)	Rate(f)	Date	Value

64,883,855	Thrivent Financial Securities Lending Trust	4.300%	N/A	$64,883,855

	Total Collateral Held for Securities Loaned
	(cost $64,883,855)			64,883,855

The accompanying notes to the financial statements are an integral part of this schedule.

Bond Index Portfolio
Schedule of Investments as of December 31, 2005(a)
Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (8.2%)	Rate(f)	Date	Value

$3,000,000	Novartis Finance Corporation	4.250%	1/5/2006	$2,998,583
8,476,000	Park Avenue Receivables Corporation	4.190	1/3/2006	8,474,027
250,000	Province of Ontario	6.000	2/21/2006	250,224
5,566,000	Ranger Funding Company, LLC	4.340	1/12/2006	5,558,619
4,192,000	Ranger Funding Company, LLC	4.300	1/24/2006	4,180,484
9,661,051	Thrivent Money Market Portfolio	3.920	N/A	9,661,051
3,146,000	Thunder Bay Funding, Inc.	4.340	1/17/2006	3,139,932

	Total Short-Term Investments (at amortized cost)			34,262,920

	Total Investments (cost $419,165,105)			$417,939,525

(a) The categories of investments are shown as a percentage of total investments.

(b) Designated as cover for long settling trades as discussed in the Notes to the Financial Statements.

(c) Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

(d) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(e) Denotes investments purchased on a when-issued basis.

(f) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

	Limited Maturity Bond Portfolio
	Schedule of Investments as of December 31, 2005(a)
Principal		Interest	Maturity
Amount	Long-Term Fixed Income (85.2%)	Rate	Date	Value

Asset-Backed Securities (22.5%)
$1,500,000	American Express Credit Account Master Trust(b)	4.489%	1/15/2006	$1,501,088
3,000,000	Americredit Automobile Receivables Trust(b)	4.400	1/6/2006	3,000,405
3,000,000	Americredit Automobile Receivables Trust	3.430	7/6/2011	2,906,742
3,000,000	ARG Funding Corporation	4.290	4/20/2010	2,909,343
3,500,000	Banc of America Securities Auto Trust	3.890	6/18/2008	3,483,697
3,000,000	Bear Stearns Asset-Backed Securities, Inc.(b)	4.619	1/25/2006	3,001,242
3,000,000	Capital Auto Receivables Asset Trust(c)	3.350	2/15/2008	2,961,720
3,500,000	Caterpillar Financial Asset Trust(c)	3.900	2/25/2009	3,457,489
1,171,574	Chase Funding Mortgage Loan Asset-Backed
	Certificates(c)	2.734	9/25/2024	1,164,177
4,000,000	Chase Manhattan Auto Owner Trust	4.840	7/15/2009	4,003,048
3,500,000	CIT Equipment Collateral	4.420	5/20/2009	3,474,828
500,000	Citibank Credit Card Master Trust I	6.100	5/15/2008	502,409
3,000,000	Countrywide Asset-Backed Certificates(c)	3.683	8/25/2024	2,979,888
3,742,235	Countrywide Asset-Backed Certificates(c)	3.903	1/25/2031	3,724,961
3,692,747	CPS Auto Trust	4.520	3/15/2010	3,674,283
3,000,000	Credit Based Asset Servicing and Securitization(d)	3.887	10/25/2034	2,967,561
3,000,000	DaimlerChrysler Master Owner Trust(b)	4.419	1/15/2006	3,000,294
1,595,425	Encore Credit Receivables Trust(b)	4.500	1/25/2006	1,595,648
1,000,000	First National Master Note Trust(b)	4.469	1/15/2006	1,000,229
1,500,000	Ford Credit Floorplan Master Owner Trust(b)	4.509	1/15/2006	1,501,251
3,500,000	Fremont Home Loan Trust(b,d)	4.539	1/25/2006	3,500,438
3,000,000	GE Dealer Floorplan Master Note Trust(b,d)	4.410	1/20/2006	3,000,858
3,700,000	GE Equipment Small Ticket, LLC(d)	4.380	7/22/2009	3,670,685
3,000,000	GMAC Mortgage Corporation Loan Trust(b,c)	4.469	1/25/2006	2,996,751
1,500,000	GMAC Mortgage Corporation Loan Trust(b,c)	4.509	1/25/2006	1,500,882
3,000,000	Harley Davidson Motorcycle Trust	3.200	5/15/2012	2,920,110
3,000,000	Honda Auto Receivables Owner Trust	2.910	10/20/2008	2,941,194
2,000,000	Honda Auto Receivables Owner Trust	2.790	3/16/2009	1,955,966
1,500,000	Honda Auto Receivables Owner Trust	2.960	4/20/2009	1,463,290
4,000,000	Hyundai Auto Receivables Trust	3.880	6/16/2008	3,979,288
2,000,000	John Deere Owner Trust	3.980	6/15/2009	1,975,112
1,650,416	Long Beach Mortgage Loan Trust(b)	4.489	1/25/2006	1,650,761
500,000	MBNA Credit Card Master Note Trust	4.950	6/15/2009	501,239
3,500,000	Navistar Financial Corporation	4.010	7/15/2008	3,486,833
3,915,000	Nissan Auto Lease Trust	3.180	6/15/2010	3,832,938
2,500,000	PG&E Energy Recovery Funding, LLC	3.870	6/25/2011	2,454,255
1,500,000	Popular ABS Mortgage Pass-Through Trust	4.000	12/25/2034	1,472,272
3,500,000	Renaissance Home Equity Loan Trust	3.856	1/25/2035	3,457,192
1,150,000	Residential Asset Mortgage Products, Inc.	3.620	7/25/2026	1,141,306
1,582,533	Residential Asset Securities Corporation	3.250	5/25/2029	1,572,865
3,000,000	Residential Asset Securities Corporation(c)	5.010	4/25/2033	2,963,073
2,771,013	SLM Student Loan Trust(b,c)	4.210	1/25/2006	2,766,887
1,739,549	SLM Student Loan Trust(b)	4.210	1/25/2006	1,738,378
1,418,422	Structured Asset Investment Loan Trust(b)	4.459	1/25/2006	1,418,574

The accompanying notes to the financial statements are an integral part of this schedule.

Limited Maturity Bond Portfolio
Schedule of Investments as of December 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (85.2%)	Rate	Date	Value

Asset-Backed Securities -- continued
$3,000,000	Textron Financial Floorplan Master Note Trust(b,c)	4.482%	1/13/2006	$3,006,562
4,000,000	USAA Auto Owner Trust	4.830	4/15/2010	4,001,676
2,527,936	Wachovia Mortgage Loan Trust, LLC(b)	4.489	1/25/2006	2,528,098
3,500,000	World Omni Auto Receivables Trust	4.300	3/20/2008	3,489,510

	Total Asset-Backed Securities			124,197,296

Basic Materials (0.7%)
1,500,000	ICI North America	8.875	11/15/2006	1,545,218
1,100,000	Lubrizol Corporation	4.625	10/1/2009	1,078,136
1,500,000	Monsanto Company(e)	4.000	5/15/2008	1,467,802

	Total Basic Materials			4,091,156

Capital Goods (1.9%)
1,500,000	Bombardier Capital, Inc.	6.125	6/29/2006	1,500,000
2,000,000	Goodrich Corporation	6.600	5/15/2009	2,089,410
1,500,000	John Deere Capital Corporation	4.400	7/15/2009	1,474,389
1,500,000	Oakmont Asset Trust	4.514	12/22/2008	1,467,468
1,750,000	Raytheon Company	6.750	8/15/2007	1,792,822
2,000,000	Tyco International Group SA Participation
	Certificate Trust	4.436	6/15/2007	1,975,564

	Total Capital Goods			10,299,653

Commercial Mortgage-Backed Securities (11.4%)
1,400,000	Banc of America Commercial Mortgage, Inc.	5.001	9/10/2010	1,393,225
1,500,000	Banc of America Commercial Mortgage, Inc.(c)	4.037	11/10/2039	1,441,390
206,510	Banc of America Commercial Mortgage, Inc.	3.366	7/11/2043	203,730
3,377,882	Banc of America Mortgage Securities, Inc.(d)	4.827	9/25/2035	3,331,920
3,913,069	Bear Stearns Adjustable Rate Mortgage Trust	4.625	8/25/2010	3,837,523
1,300,000	Bear Stearns Commercial Mortgage Securities, Inc.(c)	3.869	2/11/2041	1,250,526
3,039,352	Citigroup Mortgage Loan Trust, Inc.	4.922	8/25/2035	3,027,912
1,838,670	Commercial Mortgage Pass-Through Certificates(b)	4.469	1/15/2006	1,838,460
2,907,395	Credit Suisse First Boston Mortgage Securities
	Corporation(b,c)	4.510	1/15/2006	2,907,386
3,391,987	General Electric Commercial Mortgage Corporation(d)	4.792	7/10/2045	3,359,563
4,761,085	Impac CMB Trust(b)	4.639	1/25/2006	4,759,333
2,968,219	Impac CMB Trust(b)	4.659	1/25/2006	2,969,988
3,210,140	J.P. Morgan Chase Commercial Mortgage Securities
	Corporation	2.790	1/12/2039	3,068,547
1,000,000	LB-UBS Commercial Mortgage Trust	3.323	3/15/2027	967,654
3,367,702	LB-UBS Commercial Mortgage Trust	4.747	9/15/2040	3,352,440
844,567	Lehman Brothers “CALSTRS” Mortgage Trust	3.988	11/20/2012	830,330
3,129,365	Merrill Lynch Mortgage Investors, Inc.	4.887	6/25/2035	3,097,667
1,250,000	Merrill Lynch Mortgage Trust	4.099	11/15/2010	1,232,190
3,898,043	Residential Accredit Loans, Inc.	5.638	9/25/2035	3,916,298
2,991,629	Wachovia Bank Commercial Mortgage Trust(b)	4.469	1/15/2006	2,990,842
3,000,000	Wachovia Bank Commercial Mortgage Trust(b)	4.569	1/15/2006	3,000,192

The accompanying notes to the financial statements are an integral part of this schedule.

Limited Maturity Bond Portfolio
Schedule of Investments as of December 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (85.2%)	Rate	Date	Value

Commercial Mortgage-Backed Securities -- continued
$3,914,650	Washington Mutual Mortgage Pass-Through Certificates(b)	4.669%	1/25/2006	$3,907,177
3,357,047	Washington Mutual Mortgage Pass-Through Certificates(b)	4.699	1/25/2006	3,354,472
3,236,962	Washington Mutual Mortgage Pass-Through Certificates	4.845	9/25/2035	3,207,589

	Total Commercial Mortgage-Backed Securities			63,246,354

Communications Services (3.3%)
1,400,000	ALLTEL Corporation	4.656	5/17/2007	1,393,651
2,100,000	British Sky Broadcasting Group plc	6.875	2/23/2009	2,199,893
1,400,000	CenturyTel, Inc.(c)	4.628	5/15/2007	1,386,608
2,100,000	Cingular Wireless, LLC	5.625	12/15/2006	2,115,164
2,000,000	Comcast Cable Communications, Inc.(d)	6.200	11/15/2008	2,053,074
1,000,000	Qwest Corporation	5.625	11/15/2008	990,000
2,500,000	SBC Communications, Inc.	4.125	9/15/2009	2,414,058
1,500,000	Sprint Capital Corporation	6.125	11/15/2008	1,542,466
1,000,000	Telecom Italia Capital SA	4.000	11/15/2008	969,793
1,000,000	Telefonos de Mexico SA de CV	4.500	11/19/2008	981,900
2,000,000	Time Warner Entertainment Company, LP(c)	7.250	9/1/2008	2,093,368

	Total Communications Services			18,139,975

Consumer Cyclical (2.5%)
1,250,000	Carnival Corporation(c)	3.750	11/15/2007	1,221,905
2,500,000	DaimlerChrysler North American Holdings
	Corporation(b,e)	4.780	2/1/2006	2,501,398
1,750,000	Ford Motor Credit Company	6.625	6/16/2008	1,587,348
1,500,000	Gap, Inc.	9.550	12/15/2008	1,666,960
2,000,000	General Motors Acceptance Corporation(e)	4.500	7/15/2006	1,939,134
750,000	Starwood Hotels & Resorts Worldwide, Inc.(f)	7.875	5/1/2007	765,000
2,000,000	Viacom, Inc.(c)	5.625	5/1/2007	2,010,646
2,000,000	Yum! Brands, Inc.(c)	8.500	4/15/2006	2,019,540

	Total Consumer Cyclical			13,711,931

Consumer Non-Cyclical (3.3%)
2,500,000	Baxter International, Inc.	5.196	2/16/2008	2,507,355
1,400,000	Beckman Coulter, Inc.	7.450	3/4/2008	1,467,439
600,000	Bunge Limited Finance Corporation	7.800	10/15/2012	690,901
2,000,000	Cadbury Schweppes plc	3.875	10/1/2008	1,942,242
750,000	Gillette Company(e)	3.500	10/15/2007	734,014
750,000	Harvard University(c)	8.125	4/15/2007	782,265
1,300,000	HCA, Inc.	5.250	11/6/2008	1,282,871
1,950,000	Kroger Company	6.375	3/1/2008	1,989,749
2,025,000	Miller Brewing Company(c)	4.250	8/15/2008	1,987,317
1,100,000	Safeway, Inc.	6.500	11/15/2008	1,135,228
1,750,000	Tyson Foods, Inc.	7.250	10/1/2006	1,778,023
2,000,000	Wyeth	4.375	3/1/2008	1,977,182

	Total Consumer Non-Cyclical			18,274,586

The accompanying notes to the financial statements are an integral part of this schedule.

212

Limited Maturity Bond Portfolio
Schedule of Investments as of December 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (85.2%)	Rate	Date	Value

Energy (2.0%)
$1,000,000	Enterprise Products Operating, LP	4.000%	10/15/2007	$979,104
1,000,000	Enterprise Products Operating, LP	4.625	10/15/2009	975,338
2,000,000	KeySpan Corporation	4.900	5/16/2008	1,999,208
2,000,000	Marathon Oil Corporation(c)	5.375	6/1/2007	2,010,664
2,500,000	Oneok, Inc.	5.510	2/16/2008	2,509,880
1,500,000	Panhandle Eastern Pipe Line Company	2.750	3/15/2007	1,458,578
900,000	Plains All American Pipeline, LP/PAA Finance
	Corporation	4.750	8/15/2009	884,671

	Total Energy			10,817,443

Financials (12.1%)
2,000,000	Abbey National plc(f)	6.700	6/15/2008	2,068,668
2,000,000	American General Finance Corporation(b)	4.279	1/18/2006	2,001,094
700,000	Barnett Capital I	8.060	12/1/2026	743,067
1,000,000	Capital One Bank	4.875	5/15/2008	995,930
750,000	Capital One Financial Corporation	4.738	5/17/2007	747,530
2,250,000	Chubb Corporation(c)	4.934	11/16/2007	2,248,524
2,500,000	CIT Group, Inc.	5.000	11/24/2008	2,498,645
700,000	Corestates Capital Trust I	8.000	12/15/2026	742,069
1,000,000	Countrywide Home Loans, Inc.(d)	4.125	9/15/2009	963,248
2,100,000	Credit Suisse First Boston USA, Inc.(b,e)	4.590	3/9/2006	2,099,439
2,500,000	Donaldson, Lufkin & Jenrette, Inc.	6.500	4/1/2008	2,580,110
1,500,000	EOP Operating, LP	6.800	1/15/2009	1,568,397
1,000,000	First Chicago Corporation	6.375	1/30/2009	1,039,527
2,000,000	Goldman Sachs Group, Inc.	3.875	1/15/2009	1,941,514
1,400,000	International Lease Finance Corporation	3.300	1/23/2008	1,358,970
1,500,000	iSTAR Financial, Inc.	4.875	1/15/2009	1,475,650
2,000,000	J.P. Morgan Chase & Company(e)	6.125	10/15/2008	2,058,720
900,000	John Hancock Global Funding II	3.750	9/30/2008	873,962
1,000,000	KeyCorp	4.700	5/21/2009	996,233
3,500,000	Lehman Brothers Holdings E-Capital Trust I(b)	5.150	2/20/2006	3,508,743
2,000,000	Lehman Brothers Holdings, Inc.	3.500	8/7/2008	1,930,304
1,700,000	Marsh & McLennan Companies, Inc.	5.375	3/15/2007	1,703,337
2,000,000	MBNA Europe Funding plc(b)	4.550	3/7/2006	2,000,740
1,500,000	Merrill Lynch & Company, Inc.(b)	4.511	1/23/2006	1,506,459
1,500,000	Merrill Lynch & Company, Inc.(e)	4.831	10/27/2008	1,496,956
1,000,000	Monumental Global Funding II	3.850	3/3/2008	978,499
1,300,000	Pacific Life Global Funding	3.750	1/15/2009	1,273,496
2,100,000	Popular North America, Inc.	5.200	12/12/2007	2,097,969
2,500,000	Premium Asset Trust(b)	4.300	1/17/2006	2,500,195
1,400,000	Pricoa Global Funding I	4.350	6/15/2008	1,380,170
2,000,000	Protective Life Secured Trust	4.000	10/7/2009	1,947,392
1,400,000	Residential Capital Corporation(b)	5.896	3/29/2006	1,403,462
700,000	Residential Capital Corporation	6.125	11/21/2008	701,702
2,100,000	Simon Property Group, LP	6.375	11/15/2007	2,145,872
1,250,000	SLM Corporation	4.000	1/15/2009	1,216,416

The accompanying notes to the financial statements are an integral part of this schedule.

Limited Maturity Bond Portfolio
Schedule of Investments as of December 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (85.2%)	Rate	Date	Value

Financials -- continued
$2,000,000	St. Paul Companies, Inc.(c)	5.750%	3/15/2007	$2,010,528
750,000	Union Planters Bank	5.125	6/15/2007	751,979
1,500,000	Washington Mutual, Inc.	4.000	1/15/2009	1,454,816
2,000,000	Wells Fargo & Company(b)	4.591	3/15/2006	2,002,444
2,000,000	Westpac Banking Corporation(b)	4.450	2/27/2006	2,002,532
2,000,000	World Savings Bank FSB(b)	4.470	3/1/2006	2,002,020

	Total Financials			67,017,328

Foreign (g)
104,166	Pemex Finance, Ltd.	8.450	2/15/2007	105,586

	Total Foreign			105,586

Mortgage-Backed Securities (8.2%)
22,500,000	Federal National Mortgage Association Conventional
	15-Yr. Pass Through(h)	5.500	1/1/2021	22,633,611
22,000,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through(h)	6.500	1/1/2036	22,563,750

	Total Mortgage-Backed Securities			45,197,361

Technology (0.3%)
2,000,000	Deluxe Corporation	3.500	10/1/2007	1,907,880

	Total Technology			1,907,880

Transportation (0.2%)
1,300,000	FedEx Corporation(c)	3.500	4/1/2009	1,244,703

	Total Transportation			1,244,703

U.S. Government (13.8%)

2,500,000	Federal Home Loan Bank(e)	4.250	4/16/2007	2,483,995
4,000,000	Federal Home Loan Bank	4.625	10/24/2007	3,984,088
8,000,000	Federal Home Loan Bank	4.100	6/13/2008	7,880,224
3,600,000	Federal Home Loan Bank	4.400	7/28/2008	3,566,434
4,000,000	Federal Home Loan Bank	4.250	10/14/2008	3,977,212
3,500,000	Federal Home Loan Mortgage Corporation	4.125	4/2/2007	3,472,910
2,000,000	Federal Home Loan Mortgage Corporation	4.625	8/15/2008	1,989,738
4,800,000	Federal Home Loan Mortgage Corporation(e)	4.000	9/22/2009	4,652,040
4,000,000	Federal National Mortgage Association	4.375	9/7/2007	3,970,000
5,000,000	Federal National Mortgage Association(e)	3.125	12/15/2007	4,851,035
1,600,000	Federal National Mortgage Association	4.400	7/28/2008	1,585,128
4,000,000	Federal National Mortgage Association(e)	4.000	9/2/2008	3,917,776
1,000,000	U.S. Department of Housing and Urban Development	3.450	8/1/2006	993,317

The accompanying notes to the financial statements are an integral part of this schedule.

Limited Maturity Bond Portfolio
Schedule of Investments as of December 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (85.2%)	Rate	Date	Value

U.S. Government -- continued

$11,063,448	U.S. Treasury Notes(e)	3.375%	1/15/2007	$11,144,698
6,750,000	U.S. Treasury Notes(e)	3.750	5/15/2008	6,654,022
1,500,000	U.S. Treasury Notes(e)	4.125	8/15/2008	1,491,738
5,000,000	U.S. Treasury Notes	4.125	8/15/2010	4,950,780
2,650,000	U.S. Treasury Notes(e)	5.000	2/15/2011	2,729,397
2,150,505	U.S. Treasury Notes(e)	1.875	7/15/2015	2,114,888

	Total U.S. Government			76,409,420

U.S. Municipals (0.1%)

750,000	Washington State Office of the State Treasurer(c)	4.500	7/1/2007	747,758

	Total U.S. Municipals			747,758

Utilities (2.9%)
2,000,000	Carolina Power & Light, Inc.(c)	5.950	3/1/2009	2,051,334
1,600,000	CenterPoint Energy, Inc.	5.875	6/1/2008	1,621,619
1,750,000	Dominion Resources, Inc.(b)	4.821	3/28/2006	1,750,774
675,000	DPL, Inc.	6.250	5/15/2008	686,812
1,500,000	DTE Energy Company(c)	5.630	8/16/2007	1,511,280
1,500,000	FirstEnergy Corporation	5.500	11/15/2006	1,505,391
500,000	Indiana Michigan Power Company	6.125	12/15/2006	504,832
1,250,000	MidAmerican Energy Holdings Company	3.500	5/15/2008	1,206,061
1,000,000	Pacific Gas & Electric Company	3.600	3/1/2009	959,632
650,565	Power Receivables Finance, LLC	6.290	1/1/2012	661,325
3,000,000	PSEG Funding Trust	5.381	11/16/2007	3,004,578
600,000	Texas-New Mexico Power Company	6.125	6/1/2008	606,116

	Total Utilities			16,069,754

	Total Long-Term Fixed Income (cost $475,572,127)			471,478,184

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (10.4%)	Rate (i)	Date	Value

57,277,190	Thrivent Financial Securities Lending Trust	4.300%	N/A	$57,277,190

	Total Collateral Held for Securities Loaned
	(cost $57,277,190)			57,277,190

The accompanying notes to the financial statements are an integral part of this schedule.

Limited Maturity Bond Portfolio
Schedule of Investments as of December 31, 2005(a)

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (4.4%)	Rate (i)	Date	Value

$500,000	Minneapolis and St. Paul Metropolitan Airports
	Commission	4.850%	1/1/2006	$500,000
750,000	Nordic Investment Bank	2.750	1/11/2006	749,982
183,455	Power Contract Financing, LLC	5.200	2/1/2006	183,455
10,854,913	Thrivent Money Market Portfolio	3.920	N/A	10,854,913
9,500,000	U.S. Treasury Notes(e)	1.875	1/31/2006	9,501,387
2,730,000	UBS Americas, Inc.	4.190	1/3/2006	2,729,365

	Total Short-Term Investments (at amortized cost)			24,519,102

	Total Investments (cost $557,368,419)			$553,274,476

(a) The categories of investments are shown as a percentage of total investments.

(b) Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

(c) Designated as cover for long settling trades as discussed in the Notes to the Financial Statements.

(d) At December 31, 2005, all or a portion of the denoted securities, valued at $20,177,040, were pledged as the initial margin deposit or earmarked as collateral to cover open financial futures contracts as follows:

					Notional
	Number of	Expiration			Principal	Unrealized
Type	Contracts	Date	Position	Value	Amount	Loss

U.S. Treasury Bond Futures 5 yr.	55	March 2006	Short	$(5,848,907)	$(5,830,695)	$18,212
U.S. Treasury Bond Futures 10 yr.	65	March 2006	Short	$(7,111,407)	$(7,056,909)	$54,498

(e) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(f) Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

(g) The market value of the denoted categories of investments represents less than 0.1% of the total investments of the Thrivent Limited Maturity Bond Portfolio.

(h) Denotes investments purchased on a when-issued basis.

(i) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

	Mortgage Securities Portfolio
	Schedule of Investments as of December 31, 2005(a)
Principal		Interest	Maturity
Amount	Long-Term Fixed Income (80.5%)	Rate	Date	Value

Asset-Backed Securities (17.6%)
$2,000,000	Americredit Automobile Receivables Trust(b,c)	4.400%	1/6/2006	$2,000,270
1,874,336	FBR Securitization Trust, LLC(b,c)	4.499	1/25/2006	1,874,320
2,142,818	First Franklin Mortgage Loan Asset-Backed
	Certificates(b,c)	4.479	1/25/2006	2,091,712
1,000,000	First National Master Note Trust(b,c)	4.479	1/15/2006	1,000,903
2,000,000	GMAC Mortgage Corporation Loan Trust(b,c)	4.469	1/25/2006	1,997,834
1,000,000	MBNA Credit Card Master Note Trust(b,c)	4.479	1/15/2006	1,003,498
2,000,000	Navistar Financial Corporation(b,c)	4.579	1/25/2006	2,001,222
349,380	New Century Home Equity Loan Trust(b,c)	4.629	1/25/2006	349,416
896,610	New Century Home Equity Loan Trust(b,c)	4.770	1/25/2006	897,904
1,978,166	Residential Asset Securities Corporation(b)	3.250	5/25/2029	1,966,082
1,847,342	SLM Student Loan Trust(b,c)	4.210	1/25/2006	1,844,591
2,000,000	Textron Financial Floorplan Master Note Trust(b,c)	4.482	1/13/2006	2,004,375
2,000,000	Volkswagon Auto Lease Trust(b,c)	4.470	1/20/2006	2,001,172

	Total Asset-Backed Securities			21,033,299

Commercial Mortgage-Backed Securities (16.4%)
1,500,000	Banc of America Commercial Mortgage, Inc.(b)	4.561	11/10/2041	1,457,726
238,599	Banc of America Large Loan(b,c)	4.569	1/15/2006	238,708
965,109	Banc of America Mortgage Securities, Inc.(b)	4.827	9/25/2035	951,977
1,225,780	Commercial Mortgage Pass-Through Certificates(b,c)	4.469	1/15/2006	1,225,640
1,938,263	Credit Suisse First Boston Mortgage Securities
	Corporation(b,c)	4.510	1/15/2006	1,938,257
2,000,000	Credit Suisse First Boston Mortgage Securities
	Corporation(b,c)	4.569	1/15/2006	2,000,784
650,051	Credit Suisse First Boston Mortgage Securities
	Corporation(b,c)	4.749	1/25/2006	649,674
2,000,000	Greenwich Capital Commercial Funding Corporation(b,c)	4.491	1/5/2006	2,000,332
551,026	GSAA Home Equity Trust(b,c)	4.519	1/25/2006	551,010
1,587,028	Impac CMB Trust(b,c)	4.639	1/25/2006	1,586,444
2,000,000	J.P. Morgan Chase Commercial Mortgage Securities
	Corporation(b)	5.038	3/15/2046	1,977,546
894,104	Merrill Lynch Mortgage Investors, Inc.(b)	4.887	6/25/2035	885,048
1,196,542	MLCC Mortgage Investors, Inc.(b,c)	4.710	1/25/2006	1,197,901
2,000,000	National Collegiate Student Loan Trust(b,c)	4.449	1/25/2006	2,000,000
1,000,000	Wachovia Bank Commercial Mortgage Trust(b)	5.195	10/15/2044	1,008,249

	Total Commercial Mortgage-Backed Securities			19,669,296

The accompanying notes to the financial statements are an integral part of this schedule.

Mortgage Securities Portfolio
Schedule of Investments as of December 31, 2005(a)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (80.5%)	Rate	Date	Value

Mortgage-Backed Securities (44.4%)
$2,500,000	Federal Home Loan Mortgage Corporation Gold 15-
	Yr. Pass Through(d)	5.500%	1/1/2021	$2,514,062
2,000,000	Federal Home Loan Mortgage Corporation Gold 30-
	Yr. Pass Through(d)	5.000	1/1/2036	1,935,624
7,000,000	Federal National Mortgage Association Conventional
	15-Yr. Pass Through(d)	5.000	1/1/2021	6,923,434
29,000,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through(d,e)	5.500	1/1/2036	28,710,000
13,000,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through(d)	6.000	1/1/2036	13,117,798

	Total Mortgage-Backed Securities			53,200,918

U.S. Government (2.1%)

2,514,420	U.S. Treasury Notes(b)	3.375	1/15/2007	2,532,886

	Total U.S. Government			2,532,886

	Total Long-Term Fixed Income (cost $97,439,727)			96,436,399

The accompanying notes to the financial statements are an integral part of this schedule.

Mortgage Securities Portfolio
Schedule of Investments as of December 31, 2005(a)

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (19.5%)	Rate(f)	Date	Value

$1,560,000	Amsterdam Funding Corporation(b)	4.310%	1/12/2006	$1,557,946
817,000	Bryant Park Funding, LLC	4.370	1/12/2006	815,909
497,000	Bryant Park Funding, LLC	4.370	1/20/2006	495,854
800,000	Chariot Funding, LLC(b)	4.350	1/5/2006	799,613
992,000	Chariot Funding, LLC(b)	4.340	1/19/2006	989,847
1,620,000	Edison Asset Securitization, LLC	4.250	1/3/2006	1,619,623
856,000	Falcon Asset Securitization Corporation	4.300	1/27/2006	853,342
1,795,000	Falcon Asset Securitization Corporation	4.350	1/30/2006	1,788,710
1,000,000	Golden Funding Corporation(b)	4.320	1/10/2006	998,920
1,200,000	HBOS Treasury Services plc(b)	4.320	1/26/2006	1,196,400
1,178,000	Kitty Hawk Funding Corporation(b)	4.330	1/20/2006	1,175,308
564,000	Nieuw Amsterdam Receivables Corporation(b)	4.400	1/9/2006	563,449
975,000	Pfizer, Inc.(b)	4.300	1/19/2006	972,904
1,223,000	Preferred Receivables Funding Corporation(b)	4.310	1/18/2006	1,220,511
1,800,000	Ranger Funding Company, LLC	4.320	1/17/2006	1,796,544
600,000	Ranger Funding Company, LLC(b)	4.320	1/18/2006	598,776
1,106,000	Thames Asset Global Securitization, Inc.(b)	4.350	1/5/2006	1,105,465
789	Thrivent Money Market Portfolio	3.920	N/A	789
1,114,000	Thunder Bay Funding, Inc.(b)	4.330	1/20/2006	1,111,454
1,275,000	Torchmark Corporation(b)	4.450	1/5/2006	1,274,370
1,400,000	Tulip Funding Corporation	4.340	1/30/2006	1,395,258
1,100,000	Windmill Funding Company(b)	4.350	1/24/2006	1,096,950

	Total Short-Term Investments (at amortized cost)			23,427,942

	Total Investments (cost $120,867,669)			$119,864,341

(a) The categories of investments are shown as a percentage of total investments.

(b) Designated as cover for long settling trades as discussed in the Notes to the Financial Statements.

(c) Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

(d) Denotes investments purchased on a when-issued basis.

(e) At December 31, 2005, all or a portion of the denoted securities, valued at $2,970,000 were earmarked as collateral to cover call options written as follows:

	Number of	Exercise	Expiration		Unrealized
Call Options	Contracts	Price	Date	Value	Loss

FNMA Conventional 30-Yr. Pass Through	1	$99.41	Jan 2006	$(16,875)	$6,328

(f) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

	Money Market Portfolio
	Schedule of Investments as of December 31, 2005(a)
Principal			Maturity
Amount	Certificates of Deposit (0.9%)	Yield(b)	Date	Value

$470,000	Depfa Bank plc NY	4.515%	10/17/2006	$470,000
1,488,000	Dexia Bank NY	4.525	11/17/2006	1,485,759
1,250,000	Royal Bank of Canada NY	4.750	12/4/2006	1,250,000

	Total Certificates of Deposit			3,205,759

Principal			Maturity
Amount	Commercial Paper (63.8%)	Yield(b)	Date	Value

Asset-Backed Commercial Paper (2.0%)
$1,550,000	GOVCO, Inc.	4.210	1/18/2006	$1,546,918
2,000,000	GOVCO, Inc.	4.150	1/23/2006	1,994,928
4,000,000	GOVCO, Inc.	4.315	2/23/2006	3,974,589

	Total Asset-Backed Commercial Paper			7,516,435

Banking -- Domestic (8.1%)
2,700,000	Acts Retirement - Life Communities, Inc.	4.350	1/11/2006	2,696,738
3,800,000	Baystate Health Systems, Inc.	4.400	3/14/2006	3,766,560
1,250,000	BNP Paribas Chicago	4.790	12/27/2006	1,250,000
1,215,000	BNP Paribas NA	4.305	2/27/2006	1,206,718
3,238,000	BNP Paribas NA	4.410	2/28/2006	3,215,079
1,000,000	Dexia Del, LLC	4.260	1/30/2006	996,568
3,300,000	Louis Dreyfus Corporation	4.185	1/9/2006	3,296,931
1,342,000	MLTC Funding, Inc.	4.340	1/24/2006	1,338,279
5,300,000	New York Hospital Fund	4.340	1/19/2006	5,288,499
1,900,000	Societe Generale NA	4.250	1/27/2006	1,894,168
1,500,000	Svenska Handelsbanken NY	4.210	2/6/2006	1,493,685
1,800,000	UBS Finance Corporation	4.320	1/18/2006	1,796,413
2,000,000	UBS Finance Corporation	4.220	1/19/2006	1,995,780

	Total Banking -- Domestic			30,235,418

Banking -- Foreign (1.3%)
1,000,000	HBOS Treasury Services plc	4.410	2/23/2006	993,596
1,400,000	HBOS Treasury Services plc	4.350	2/24/2006	1,390,865
2,332,000	HBOS Treasury Services plc	4.400	2/27/2006	2,315,754

	Total Banking -- Foreign			4,700,215

Consumer Cyclical (2.5%)
1,000,000	Golden Funding Corporation	4.330	1/23/2006	997,354
984,000	Golden Funding Corporation	4.350	1/27/2006	980,909
1,700,000	Golden Funding Corporation	4.300	1/30/2006	1,694,112
5,741,000	Golden Funding Corporation	4.390	3/3/2006	5,698,295

	Total Consumer Cyclical			9,370,670

Consumer Non-Cyclical (1.7%)
1,035,000	United Healthcare Corporation	4.380	1/17/2006	1,032,985
5,400,000	United Healthcare Corporation	4.330	1/30/2006	5,381,295

	Total Consumer Non-Cyclical			6,414,280

The accompanying notes to the financial statements are an integral part of this schedule.

220

Money Market Portfolio
Schedule of Investments as of December 31, 2005(a)

Principal			Maturity
Amount	Commercial Paper (63.8%)	Yield(b)	Date	Value

Education (5.0%)
$2,686,000	Duke University	4.270%	2/2/2006	$2,675,806
5,300,000	Northwestern University	4.210	2/1/2006	5,280,831
2,700,000	Northwestern University	4.270	2/2/2006	2,689,753
8,000,000	Yale University	4.200	2/1/2006	7,971,066

	Total Education			18,617,456

Finance (32.5%)
7,500,000	Barton Capital Corporation	4.250	1/3/2006	7,498,229
5,467,000	Bryant Park Funding, LLC	4.040	1/6/2006	5,463,932
4,800,000	Bryant Park Funding, LLC	4.135	1/25/2006	4,786,768
1,237,000	Bryant Park Funding, LLC	4.340	1/31/2006	1,232,526
7,369,000	Chariot Funding, LLC	4.350	1/5/2006	7,365,594
4,050,000	Corporate Asset Finance Company, LLC	4.140	1/9/2006	4,046,274
7,200,000	Corporate Asset Finance Company, LLC	4.160	1/18/2006	7,185,856
4,463,000	Fountain Square Commercial Funding	4.190	1/13/2006	4,456,767
5,014,000	Fountain Square Commercial Funding	4.270	2/15/2006	4,987,238
6,700,000	Galaxy Funding, Inc.	4.180	1/30/2006	6,677,439
4,015,000	Galaxy Funding, Inc.	4.400	3/6/2006	3,983,594
1,000,000	General Electric Capital Corporation	4.280	1/25/2006	997,147
770,000	Grampian Funding, LLC	4.120	1/19/2006	768,414
1,500,000	Grampian Funding, LLC	4.350	3/2/2006	1,489,125
8,000,000	Grampian Funding, LLC	4.390	3/28/2006	7,916,150
5,300,000	NATC California, LLC	4.110	1/12/2006	5,293,344
2,330,000	Nieuw Amsterdam Receivables Corporation	4.000	1/3/2006	2,329,482
1,564,000	Nieuw Amsterdam Receivables Corporation	4.260	1/5/2006	1,563,260
700,000	Nieuw Amsterdam Receivables Corporation	4.370	2/15/2006	696,176
4,000,000	Old Line Funding Corporation	4.370	2/10/2006	3,980,578
6,880,000	Preferred Receivables Funding Corporation	4.330	1/26/2006	6,859,312
1,390,000	Ranger Funding Company, LLC	4.340	1/12/2006	1,388,182
4,940,000	Sheffield Receivables Corporation	4.250	1/3/2006	4,938,834
9,712,000	Solitaire Funding, LLC	4.310	1/23/2006	9,687,019
2,200,000	Solitaire Funding, LLC	4.285	2/17/2006	2,187,692
6,000,000	Thames Asset Global Securitization, Inc.	4.350	1/24/2006	5,983,325
4,850,000	Thunder Bay Funding, Inc.	4.220	1/13/2006	4,843,178
1,476,000	Thunder Bay Funding, Inc.	4.310	1/18/2006	1,472,996
1,790,000	Triple A-1 Funding Corporation	4.430	3/22/2006	1,772,378

	Total Finance			121,850,809

Insurance (10.7%)
1,000,000	American Family Financial Services, Inc.	4.500	4/28/2006	985,375
4,000,000	Aquinas Funding, LLC	4.055	1/10/2006	3,995,945
6,750,000	Aquinas Funding, LLC	4.310	2/23/2006	6,707,169
2,400,000	Curzon Funding, LLC	4.140	2/17/2006	2,387,028
6,300,000	Curzon Funding, LLC	4.400	3/13/2006	6,245,330
4,300,000	Curzon Funding, LLC	4.420	3/21/2006	4,258,292

The accompanying notes to the financial statements are an integral part of this schedule.

Money Market Portfolio
Schedule of Investments as of December 31, 2005(a)

Principal			Maturity
Amount	Commercial Paper (63.8%)	Yield(b)	Date	Value

Insurance -- continued
$6,600,000	Nyala Funding, LLC	4.090%	1/17/2006	$6,588,002
6,650,000	Nyala Funding, LLC	4.205	1/18/2006	6,636,795
2,160,000	Torchmark Corporation	4.380	1/23/2006	2,154,218

	Total Insurance			39,958,154

	Total Commercial Paper			238,663,437

			Maturity
Shares	Other(c)	Yield(b)	Date	Value

5,000	Barclays Prime Money Market Fund	4.210	N/A	$5,000

	Total Other			5,000

Principal			Maturity
Amount	Public Corporate (2.7%)	Yield(b)	Date	Value

Banking -- Domestic (0.8%)
$1,890,000	Citigroup, Inc.	5.750	5/10/2006	$1,897,931
1,000,000	HSBC USA, Inc.	7.000	11/1/2006	1,017,683

	Total Banking -- Domestic			2,915,614

Consumer Cyclical (1.4%)
5,400,000	Wal-Mart Stores Canada	5.580	5/1/2006	5,416,743

	Total Consumer Cyclical			5,416,743

Consumer Non-Cyclical (0.3%)
1,000,000	Cargill, Inc.	6.250	5/1/2006	1,005,241

	Total Consumer Non-Cyclical			1,005,241

Finance (0.2%)
480,000	Household Finance Corporation	7.200	7/15/2006	487,073
450,000	Goldman Sachs Group, Inc.	7.200	11/1/2006	458,530

	Total Finance			945,603

	Total Public Corporate			10,283,201

Principal			Maturity
Amount	U.S. Government (0.1%)	Yield(b)	Date	Value

$450,000	Federal National Mortgage Association	4.050	8/14/2006	$450,000

	Total U.S. Government			450,000

Principal			Maturity
Amount	Variable Rate Notes (32.5%)(d)	Yield(b)	Date	Value

Banking -- Domestic (9.5%)
$3,250,000	Bank of New York Company, Inc.	4.332	1/10/2006	$3,250,000
2,600,000	Bank of New York Company, Inc.	4.429	1/30/2006	2,600,967
1,300,000	Bank One Corporation	4.601	3/15/2006	1,301,384
6,500,000	Fifth Third Bancorp	4.350	1/23/2006	6,500,000
3,250,000	HSBC USA, Inc.	4.349	1/17/2006	3,250,000

The accompanying notes to the financial statements are an integral part of this schedule.

Money Market Portfolio
Schedule of Investments as of December 31, 2005(a)

Principal
Amount	Variable Rate Notes (32.5%)(d)	Yield(b)	Maturity Date	Value

Banking -- Domestic -- continued
$2,800,000	Paccar Financial Corporation	4.520%	3/13/2006	$2,800,801
3,250,000	Royal Bank of Scotland NY	4.289	1/17/2006	3,249,692
5,775,000	Wells Fargo & Company	4.360	1/17/2006	5,775,000
6,705,000	Wells Fargo & Company	4.540	3/3/2006	6,706,830

	Total Banking -- Domestic			35,434,674

Banking -- Foreign (4.8%)
3,440,000	Bank of Ireland	4.340	1/20/2006	3,440,000
4,050,000	BNP Paribas SA	4.349	1/26/2006	4,050,000
6,500,000	HBOS Treasury Services plc	4.236	1/27/2006	6,500,274
4,000,000	Royal Bank of Scotland plc	4.340	1/23/2006	4,000,000

	Total Banking -- Foreign			17,990,274

Brokerage (3.9%)
7,800,000	Goldman Sachs Group, Inc.	4.700	3/21/2006	7,804,130
4,000,000	Merrill Lynch & Company, Inc.	4.560	1/11/2006	4,010,353
2,900,000	Merrill Lynch & Company, Inc.	4.590	1/13/2006	2,900,527

	Total Brokerage			14,715,010

Consumer Cyclical (3.9%)
5,200,000	American Honda Finance Corporation	4.502	2/15/2006	5,206,716
6,500,000	American Honda Finance Corporation	4.670	3/7/2006	6,500,000
3,000,000	American Honda Finance Corporation	4.650	3/13/2006	3,004,088

	Total Consumer Cyclical			14,710,804

Consumer Non-Cyclical (1.2%)
4,540,000	Procter & Gamble Company	4.450	3/9/2006	4,540,000

	Total Consumer Non-Cyclical			4,540,000

Finance (3.9%)
2,367,000	General Electric Capital Corporation	4.491	2/6/2006	2,367,577
4,000,000	Union Hamilton Special Funding, LLC	4.500	3/21/2006	4,000,000
8,100,000	Union Hamilton Special Funding, LLC	4.521	3/28/2006	8,100,000

	Total Finance			14,467,577

Insurance (3.1%)
5,675,000	Allstate Life Global Funding II	4.359	1/9/2006	5,675,000
5,775,000	Allstate Life Global Funding II	4.390	1/17/2006	5,775,000

	Total Insurance			11,450,000

The accompanying notes to the financial statements are an integral part of this schedule.

Money Market Portfolio
Schedule of Investments as of December 31, 2005(a)

Principal
Amount	Variable Rate Notes (32.5%)(d)	Yield(b)	Maturity Date	Value

U.S. Municipal (2.2%)

$3,090,000	Alaska Housing Finance Corporation Variable- Taxable
	Governmental Purpose Bonds (Series D) (MBIA Insured)	4.460%	1/5/2006	$3,090,000
2,300,000	Illinois Student Assistance Commission	4.300	1/4/2006	2,300,000
3,000,000	Ohio State Air Quality Development Authority Revenue
	Bonds (Columbus and Southern) (Series B)	4.450	1/4/2006	3,000,000

	Total U.S. Municipal			8,390,000

	Total Variable Rate Notes			121,698,339

	Total Investments (at amortized cost)			$374,305,736

(a) The categories of investments are shown as a percentage of total investments.

(b) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

(c) The market value of the denoted categories of investments represents less than 0.1% of the total investments of the Thrivent Money Market Portfolio.

(d) Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

The accompanying notes to the financial statements are an integral part of this schedule.

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Thrivent Series Fund, Inc.
Statement of Assets and Liabilities

		Moderately		Moderately
	Aggressive	Aggressive	Moderate	Conservative
	Allocation	Allocation	Allocation	Allocation
As of December 31, 2005	Portfolio	Portfolio	Portfolio	Portfolio

Assets
Investments at cost	$68,896,663	$229,886,744	$320,883,318	$143,735,795
Investments in securities at market value	--	--	--	--
Investments in affiliates at market value	71,808,218	238,107,461	331,176,697	146,742,754

Investments at market value	71,808,218	238,107,461	331,176,697	146,742,754
Cash	--	--	--	--
Initial margin deposit on open futures contracts	--	--	--	--
Dividends and interest receivable	295	4,757	12,114	8,972
Prepaid expenses	2,193	2,732	2,480	2,355
Receivable for investments sold	--	--	--	--
Receivable for fund shares sold	417,521	1,553,061	913,650	700,052

Total Assets	72,228,227	239,668,011	332,104,941	147,454,133
Liabilities
Accrued expenses	5,737	5,988	5,897	5,813
Payable for investments purchased	417,089	1,552,344	845,959	697,726
Payable upon return of collateral for securities loaned	--	--	--	--
Payable for fund shares redeemed	432	717	67,690	2,325
Payable for variation margin	--	--	--	--
Payable to affiliate	1,050	13,480	26,533	15,069

Total Liabilities	424,308	1,572,529	946,079	720,933
Net Assets
Capital stock (beneficial interest)	68,892,166	229,869,581	320,863,389	143,719,851
Accumulated undistributed net investment income/(loss)	(151)	7,951	10,529	8,621
Accumulated undistributed net realized gain/(loss) on
investments and foreign currency transactions	349	(2,767)	(8,435)	(2,231)
Net unrealized appreciation/(depreciation) on:
Investments	2,911,555	8,220,717	10,293,379	3,006,959
Futures contracts	--	--	--	--

Total Net Assets	$71,803,919	$238,095,482	$331,158,862	$146,733,200
Shares of beneficial interest outstanding	6,276,722	21,273,263	30,214,210	13,742,443
Net asset value per share	$11.44	$11.19	$10.96	$10.68

The accompanying notes to the financial statements are an integral part of this statement.

Thrivent Series Fund, Inc.
Statement of Assets and Liabilities – continued

	Partner	Partner
	Small Cap	Small Cap	Small Cap	Small Cap	Mid Cap	Mid Cap
Technology	Growth	Value	Stock	Index	Growth	Growth
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio II

$61,496,105	$72,292,286	$119,314,593	$293,750,805	$461,216,462	$722,841,838	$37,876,778
57,689,789	64,108,146	102,634,517	278,760,522	466,808,327	740,385,858	36,940,957
11,285,501	17,466,086	26,935,421	61,957,519	130,198,107	120,133,705	7,809,682

68,975,290	81,574,232	129,569,938	340,718,041	597,006,434	860,519,563	44,750,639
--	1,166	--	5,663	--	6,696	--
--	--	--	--	256,500	--	--
13,796	22,768	175,158	267,395	505,115	301,256	15,537
2,389	2,389	2,625	3,504	4,806	6,209	2,281
103,653	146,612	61,449	997,819	1,203,429	--	--
74,421	96,104	99,234	161,427	20,133	194,489	23,222

69,169,549	81,843,271	129,908,404	342,153,849	598,996,417	861,028,213	44,791,679

7,179	8,651	7,344	13,041	22,705	18,195	6,945
--	317,680	490,387	758,171	1,590,408	3,722,191	196,696
9,290,504	16,717,672	23,078,263	50,863,737	123,352,381	109,171,954	6,340,896
4,509	7,100	17,915	170,137	217,463	369,232	10,913
--	--	--	--	18,050	--	--
39,669	45,618	74,066	172,652	144,989	273,884	6,357

9,341,861	17,096,721	23,667,975	51,977,738	125,345,996	113,555,456	6,561,807

51,745,929	55,521,169	90,854,511	222,008,253	325,387,691	745,999,689	30,954,656
(1,964)	(906)	386,166	424,671	3,373,433	762,768	62,293

604,538	(55,659)	4,744,407	20,775,951	9,162,570	(136,967,425)	339,062

7,479,185	9,281,946	10,255,345	46,967,236	135,789,972	137,677,725	6,873,861
--	--	--	--	(63,245)	--	--

$59,827,688	$64,746,550	$106,240,429	$290,176,111	$473,650,421	$747,472,757	$38,229,872
7,947,784	5,346,790	6,316,585	19,842,456	24,401,961	46,111,592	3,607,474
$7.53	$12.11	$16.82	$14.62	$19.41	$16.21	$10.60

The accompanying notes to the financial statements are an integral part of this statement.

Thrivent Series Fund, Inc.
Statement of Assets and Liabilities – continued

	Partner			Partner
	Mid Cap	Mid Cap	Mid Cap	International
	Value	Stock	Index	Stock
As of December 31, 2005	Portfolio	Portfolio	Portfolio	Portfolio

Assets
Investments at cost	$22,482,929	$229,447,572	$168,529,115	$1,048,004,877
Investments in securities at market value	20,150,982	211,233,825	168,916,047	1,044,397,712
Investments in affiliates at market value	3,471,336	40,296,568	34,593,632	174,482,453

Investments at market value	23,622,318	251,530,393	203,509,679	1,218,880,165
Cash	--	466	36	923,410(a)
Initial margin deposit on open futures contracts	--	--	48,600	--
Dividends and interest receivable	32,264	245,099	116,554	1,397,671
Prepaid expenses	2,133	3,021	2,997	7,038
Receivable for investments sold	6,585	4,971,797	1,655,881	95,160
Receivable for fund shares sold	76,069	332,317	32,546	838,185
Receivable for forward contracts	--	--	--	890,609

Total Assets	23,739,369	257,083,093	205,366,293	1,223,032,238
Liabilities
Accrued expenses	7,836	10,549	10,696	52,633
Payable for investments purchased	21,153	3,034,238	491,722	890,609
Payable upon return of collateral for securities loaned	2,452,779	29,664,156	33,229,492	164,284,794
Payable for fund shares redeemed	42	14,205	39,660	243,509
Payable for forward contracts	--	--	--	891,830
Open options written, at value	--	--	--	--
Payable for variation margin	--	--	4,003	--
Payable to affiliate	10,887	132,256	55,233	766,984
Payable for initial margin	--	--	2,700	--

Total Liabilities	2,492,697	32,855,404	33,833,506	167,130,359
Net Assets
Capital stock (beneficial interest)	20,118,683	182,202,100	129,791,296	948,342,295
Accumulated undistributed net investment income/(loss)	(405)	925,665	1,641,829	11,015,007
Accumulated undistributed net realized gain/(loss) on
investments and foreign currency transactions	(10,995)	19,017,103	5,129,122	(74,348,377)
Net unrealized appreciation/(depreciation) on:
Investments	1,139,389	22,082,821	34,980,564	170,875,288
Written options contracts	--	--	--	--
Futures contracts	--	--	(10,024)	--
Foreign currency forward contracts	--	--	--	(1,220)
Foreign currency transactions	--	--	--	18,886

Total Net Assets	$21,246,672	$224,227,689	$171,532,787	$1,055,901,879
Shares of beneficial interest outstanding	1,850,945	17,495,438	11,885,741	77,477,550
Net asset value per share	$11.48	$12.82	$14.43	$13.63

(a) Includes foreign currency holdings of $913,948
The accompanying notes to the financial statements are an integral part of this statement.

Thrivent Series Fund, Inc.
Statement of Assets and Liabilities – continued

			Partner
Partner	Large Cap	Large Cap	Growth	Large Cap	Large Cap	Large Cap
All Cap	Growth	Growth	Stock	Value	Stock	Index
Portfolio	Portfolio	Portfolio II	Portfolio	Portfolio	Portfolio	Portfolio

$77,728,658	$2,164,648,613	$39,823,786	$106,784,374	$465,196,644	$559,076,448	$678,540,514
80,386,190	2,375,028,553	42,426,438	116,762,522	503,739,080	594,089,078	794,112,308
11,102,042	104,869,567	2,710,360	10,033,219	21,937,656	26,535,023	27,103,943

91,488,232	2,479,898,120	45,136,798	126,795,741	525,676,736	620,624,101	821,216,251
--	4,788	--	--	3,694	4,016	--
--	--	--	--	--	--	78,750
103,997	2,070,282	34,990	129,312	652,215	727,872	1,053,761
2,479	15,000	2,303	2,724	4,560	5,087	6,611
1,251,949	8,972,399	156,194	281,731	--	--	72,454
37,484	595,547	337	22,422	363,091	449,792	38,094
--	--	--	64,215	--	--	--

92,884,141	2,491,556,136	45,330,622	127,296,145	526,700,296	621,810,868	822,465,921

7,002	95,221	7,686	9,235	13,151	27,388	37,775
916,233	16,659,486	306,742	883,044	--	2,198,349	1,078,627
9,700,255	97,503,214	2,395,200	5,829,960	11,703,347	16,740,878	25,472,775
279	1,335,762	12,297	60,650	184,269	89,397	383,267
--	--	--	64,586	--	--	--
--	52,875	1,175	--	--	--	--
--	--	--	--	--	--	6,380
59,269	882,195	7,407	84,836	271,025	339,005	223,537
--	--	--	--	--	--	--

10,683,038	116,528,753	2,730,507	6,932,311	12,171,792	19,395,017	27,202,361

71,653,250	3,372,136,322	37,292,687	98,191,658	435,905,455	531,178,509	678,233,715
387,646	11,536,402	231,157	235,843	6,461,906	4,869,273	12,436,365

(3,599,367)	(1,323,935,569)	(237,646)	1,925,150	11,681,051	4,820,416	(38,063,962)

13,759,574	315,249,507	5,313,012	20,011,367	60,480,092	61,547,653	142,675,737
--	40,721	905	--	--	--	--
--	--	--	--	--	--	(18,295)
--	--	--	(371)	--	--	--
--	--	--	187	--	--	--

$82,201,103	$2,375,027,383	$42,600,115	$120,363,834	$514,528,504	$602,415,851	$795,263,560
7,853,598	151,585,536	4,107,691	10,152,552	43,663,190	62,640,710	35,652,301
$10.47	$15.67	$10.37	$11.86	$11.78	$9.62	$22.31

The accompanying notes to the financial statements are an integral part of this statement.

Thrivent Series Fund, Inc.
Statement of Assets and Liabilities – continued

	Real Estate		High	High
	Securities	Balanced	Yield	Yield
As of December 31, 2005	Portfolio	Portfolio	Portfolio	Portfolio II

Assets
Investments at cost	$251,809,423	$715,314,537	$883,524,551	$105,821,721
Investments in securities at market value	267,108,511	713,856,036	777,539,822	89,826,541
Investments in affiliates at market value	30,159,532	82,858,958	119,148,557	16,736,376

Investments at market value	297,268,043	796,714,994	896,688,379	106,562,917
Cash	2,464	52,554	5,247	--
Dividends and interest receivable	1,324,453	2,506,250	15,318,951	1,732,179
Prepaid expenses	3,443	5,949	6,711	2,619
Receivable for investments sold	--	39,724	139,992	--
Receivable for fund shares sold	170,805	15,231	141,641	11,364
Receivable for variation margin	--	--	--	--

Total Assets	298,769,208	799,334,702	912,300,921	108,309,079
Liabilities
Accrued expenses	9,011	38,314	17,909	9,109
Payable for investments purchased	4,584,533	62,043,433	--	--
Payable upon return of collateral for securities loaned	19,285,164	73,209,326	108,934,400	14,302,130
Payable for fund shares redeemed	89,030	254,278	393,285	9,603
Open options written, at value	--	--	--	--
Payable for variation margin	--	39,750	19,610	2,385
Payable to affiliate	190,056	196,728	290,128	33,820
Mortgage dollar roll deferred revenue	--	19,573	--	--

Total Liabilities	24,157,794	135,801,402	109,655,332	14,357,047
Net Assets
Capital stock (beneficial interest)	212,652,329	609,346,811	1,702,215,936	105,394,905
Accumulated undistributed net investment income/(loss)	4,190,841	17,818,297	2,473,664	41,594
Accumulated undistributed net realized gain/(loss) on
investments and foreign currency transactions	12,309,624	(44,947,365)	(915,141,054)	(12,217,540)
Net unrealized appreciation/(depreciation) on:
Investments	45,458,620	81,400,457	13,163,828	741,196
Written options contracts	--	--	--	--
Futures contracts	--	(84,900)	(66,785)	(8,123)

Total Net Assets	$274,611,414	$663,533,300	$802,645,589	$93,952,032
Shares of beneficial interest outstanding	15,119,228	42,862,255	160,132,373	14,367,941
Net asset value per share	$18.16	$15.48	$5.01	$6.54

The accompanying notes to the financial statements are an integral part of this statement.

Thrivent Series Fund, Inc.
Statement of Assets and Liabilities – continued

	Bond	Limited	Mortgage	Money
Income	Index	Maturity	Securities	Market
Portfolio	Portfolio	Bond Portfolio	Portfolio	Portfolio

$1,165,953,920	$419,165,105	$557,368,419	$120,867,669	$374,305,736
1,028,388,382	343,394,619	485,142,373	119,863,552	374,305,736
134,904,232	74,544,906	68,132,103	789	--

1,163,292,614	417,939,525	553,274,476	119,864,341	374,305,736
5,041	52,421	3,633	55,674	5,315
9,164,065	2,415,640	3,036,691	132,922	497,806
7,351	3,640	4,218	2,444	3,950
--	--	--	1,930,938	--
249,553	105,933	519,365	7,936	1,666,833
55,861	--	13,751	--	--

1,172,774,485	420,517,159	556,852,134	121,994,255	376,479,640

21,021	15,208	11,547	6,735	12,065
123,519,258	83,132,250	45,191,172	54,980,156	--
124,243,268	64,883,855	57,277,190	--	--
281,734	14,554	123,375	16,007	2,647,752
--	--	--	16,875	--
--	--	--	--	--
333,250	84,007	160,047	30,044	131,305
42,122	28,920	13,691	18,419	--

248,440,653	148,158,794	102,777,022	55,068,236	2,791,122

926,726,883	275,235,285	460,280,053	68,333,406	373,648,376
349,990	41,389	79,091	8,613	40,142

169,836	(1,692,729)	(2,117,379)	(406,344)	--

(2,661,306)	(1,225,580)	(4,093,943)	(1,003,328)	--
--	--	--	(6,328)	--
(251,571)	--	(72,710)	--	--

$924,333,832	$272,358,365	$454,075,112	$66,926,019	$373,688,518
92,898,691	26,439,760	45,782,399	6,864,061	373,648,376
$9.95	$10.30	$9.92	$9.75	$1.00

The accompanying notes to the financial statements are an integral part of this statement.

Thrivent Series Fund, Inc.
Statement of Operations

		Moderately		Moderately
	Aggressive	Aggressive	Moderate	Conservative
	Allocation	Allocation	Allocation	Allocation
For the Year Ended December 31, 2005	Portfolio(a)	Portfolio(a)	Portfolio(a)	Portfolio(a)

Investment Income
Dividends	$--	$--	$--	$--
Taxable interest	--	--	--	--
Income from securities loaned	--	--	--	--
Income from affilited investments	36,909	455,546	1,229,874	899,423
Foreign dividend tax withholding	--	--	--	--

Total Investment Income	36,909	455,546	1,229,874	899,423
Expenses
Adviser fees	26,271	86,439	131,224	58,958
Sub-Adviser fees	--	--	--	--
Accounting and pricing fees	10,664	10,664	10,664	10,664
Administrative services fees	5,254	17,288	26,245	11,792
Audit and legal fees	14,243	14,243	14,243	14,243
Custody fees	2,319	2,319	2,319	2,319
Insurance expenses	2,216	2,485	2,359	2,297
Printing and postage expenses	149	692	507	322
SEC and state registration expenses	--	--	--	--
Directors’ fees	1,876	1,876	1,876	1,876
Other expenses	1,821	1,821	1,822	1,820

Total Expenses Before Reimbursement	64,813	137,827	191,259	104,291
Less:
Reimbursement from adviser	(47,299)	(80,201)	(86,279)	(37,477)
Custody earnings credit	--	--	--	--

Total Net Expenses	17,514	57,626	104,980	66,814

Net Investment Income/(Loss)	19,395	397,920	1,124,894	832,609
Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments	11,130	25,396	(8,435)	20,312
Futures contracts	--	--	--	--
Change in net unrealized appreciation/(depreciation) on:
Investments	2,911,555	8,220,717	10,293,379	3,006,959
Futures contracts	--	--	--	--

Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions	2,922,685	8,246,113	10,284,944	3,027,271

Net Increase/(Decrease) in Net Assets Resulting
From Operations	$2,942,080	$8,644,033	$11,409,838	$3,859,880

(a) For the period from April 29, 2005 (inception) to December 31, 2005

The accompanying notes to the financial statements are an integral part of this statement.

Thrivent Series Fund, Inc.
Statement of Operations – continued

	Partner	Partner	Small Cap	Small Cap	Mid Cap	Mid Cap
Technology	Small Cap	Small Cap	Stock	Index	Growth	Growth
Portfolio	Growth Portfolio	Value Portfolio	Portfolio	Portfolio	Portfolio	Portfolio II

$224,623	$118,513	$1,157,910	$1,789,943	$5,133,740	$3,353,200	$170,529
8,228	40,984	2,366	148,871	23,609	279,100	160
18,676	26,399	47,594	89,408	222,064	269,033	12,305
59,134	30,275	88,726	267,550	82,490	269,829	29,724
(9,571)	--	--	(2,400)	(1,966)	(8,802)	(445)

301,090	216,171	1,296,596	2,293,372	5,459,937	4,162,360	212,273

420,718	233,868	187,033	1,674,105	1,561,414	2,972,780	340,691
--	317,139	561,099	--	--	--	--
17,358	13,913	15,367	27,491	45,625	68,418	15,399
16,829	16,530	28,055	72,651	143,654	222,959	11,356
16,400	16,914	16,595	16,450	17,848	33,293	16,375
9,347	34,067	13,870	31,362	53,367	32,804	21,390
3,978	3,963	4,113	5,471	7,767	10,470	3,834
363	337	594	1,518	2,905	4,670	153
(1,183)	--	--	(7,160)	(1,071)	(141)	--
2,612	2,518	3,699	7,852	14,306	20,280	2,388
6,495	6,219	6,234	7,311	9,287	11,387	6,415

492,917	645,468	836,659	1,837,051	1,855,102	3,376,920	418,001

(8,792)	(97,869)	(14,171)	(37,632)	(9,051)	(38,027)	(270,942)
(16)	(738)	(192)	(152)	(2,707)	(109)	(2)

484,109	546,861	822,296	1,799,267	1,843,344	3,338,784	147,057

(183,019)	(330,690)	474,300	494,105	3,616,593	823,576	65,216

1,172,191	259,782	4,656,089	21,194,950	11,715,230	57,516,096	1,605,074
--	--	--	--	297,934	--	--

1,244,241	2,532,107	48,516	198,871	18,531,375	19,590,009	2,394,652
--	--	--	--	(156,666)	--	--

2,416,432	2,791,889	4,704,605	21,393,821	30,387,873	77,106,105	3,999,726

$2,233,413	$2,461,199	$5,178,905	$21,887,926	$34,004,466	$77,929,681	$4,064,942

The accompanying notes to the financial statements are an integral part of this statement.

Thrivent Series Fund, Inc.
Statement of Operations – continued

	Partner	Mid Cap	Mid Cap	Partner
	Mid Cap Value	Stock	Index	International
For the Year Ended December 31, 2005	Portfolio(a)	Portfolio	Portfolio	Stock Portfolio

Investment Income
Dividends	$147,770	$1,759,781	$2,222,260	$21,327,004
Taxable interest	17,149	109,818	224	710,414
Income from securities loaned	551	42,263	29,426	620,008
Income from affilitated investments	2,960	203,024	102,229	267,724
Foreign dividend tax withholding	(70)	(3,527)	--	(1,752,343)

Total Investment Income	168,360	2,111,359	2,354,139	21,172,807
Expenses
Adviser fees	19,807	1,067,935	547,383	3,263,436
Sub-Adviser fees	39,615	--	--	3,874,982
Accounting and pricing fees	12,597	16,860	23,799	103,080
Administrative service fees	2,377	45,812	46,918	251,944
Audit and legal fees	14,243	16,400	16,450	31,579
Custody fees	23,255	30,881	31,597	348,936
Insurance expenses	2,185	4,589	4,710	10,185
Printing and postage expenses	59	1,002	968	5,172
SEC and state registration expenses	--	--	--	(1,605)
Directors’ fees	1,876	5,513	5,816	21,584
Other expenses	2,281	6,762	6,845	9,650

Total Expenses Before Reimbursement	118,295	1,195,754	684,486	7,918,943
Less:
Reimbursement from adviser	(19,645)	(29,173)	(13,031)	(37,743)
Custody earnings credit	(738)	(68)	(879)	(753)

Total Net Expenses	97,912	1,166,513	670,576	7,880,447

Net Investment Income/(Loss)	70,448	944,846	1,683,563	13,292,360
Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments	36,833	19,018,761	6,605,349	13,269,876
Written option contracts	--	--	--	--
Futures contracts	--	--	406,282	--
Foreign currency transactions	--	--	--	(550,009)
Change in net unrealized appreciation/(depreciation) on:
Investments	1,139,389	5,234,023	10,506,477	96,582,431
Written option contracts	--	--	--	--
Futures contracts	--	--	(26,264)	--
Foreign currency forward contracts	--	--	--	445
Foreign currency transactions	--	--	--	(33,191)

Net Realized and Unrealized Gains/(Losses) on

Investments and Foreign Currency Transactions	1,176,222	24,252,784	17,491,844	109,269,552

Net Increase/(Decrease) in Net Assets Resulting

From Operations	$1,246,670	$25,197,630	$19,175,407	$122,561,912

(a) For the period from April 29, 2005 (inception) to December 31, 2005

The accompanying notes to the financial statements are an integral part of this statement.

234

Thrivent Series Fund, Inc.
Statement of Operations – continued

Partner	Large Cap	Large Cap	Partner	Large Cap	Large Cap	Large Cap
All Cap	Growth	Growth	Growth Stock	Value	Stock	Index
Portfolio	Portfolio	Portfolio II	Portfolio	Portfolio	Portfolio	Portfolio

$1,054,955	$21,428,114	$388,211	$1,239,128	$8,690,111	$7,786,939	$15,090,380
19,792	433,293	--	47,845	312,255	517,956	78,531
10,209	245,376	3,928	17,323	29,356	16,100	68,977
7,966	212,601	11,060	18,948	259,423	270,517	161,066
--	(104,404)	(1,890)	(31,615)	(73,588)	(7,422)	--

1,092,922	22,214,980	401,309	1,291,629	9,217,557	8,584,090	15,398,954

243,902	9,339,323	338,685	457,884	2,543,620	3,330,167	2,416,875
418,118	--	--	457,884	--	--	--
17,357	202,205	14,198	22,334	28,309	36,754	74,687
20,906	700,449	12,701	34,341	127,181	154,767	245,025
16,400	52,338	16,450	16,400	21,008	22,612	28,467
20,308	55,235	29,152	30,098	24,586	147,306	44,573
4,054	26,040	3,887	4,453	6,781	7,645	11,127
474	13,636	254	706	2,611	3,158	4,852
--	--	--	--	--	--	--
2,585	60,970	2,433	4,791	11,880	14,274	23,394
6,263	22,931	6,452	6,464	8,118	8,685	11,571

750,367	10,473,127	424,212	1,035,355	2,774,094	3,725,368	2,860,571

(89,174)	(31,203)	(256,512)	(3,275)	(35,990)	(38,119)	(18,645)
(17)	(233)	(3)	(19)	(165)	(147)	(485)

661,176	10,441,691	167,697	1,032,061	2,737,939	3,687,102	2,841,441

431,746	11,773,289	233,612	259,568	6,479,618	4,896,988	12,557,513

6,251,067	104,037,829	990,913	3,569,835	18,483,177	5,642,567	8,678,151
--	343,534	7,282	--	--	--	--
--	--	--	--	--	--	179,703
--	--	--	(5,028)	--	--	--

5,502,696	39,153,691	1,656,756	3,750,063	6,398,816	19,094,309	16,366,881
--	34,026	761	--	--	--	--
--	--	--	--	--	--	(170,367)
--	--	--	(371)	--	--	--
--	--	--	(176)	--	--	--

11,753,763	143,569,080	2,655,712	7,314,323	24,881,993	24,736,876	25,054,368

$12,185,509	$155,342,369	$2,889,324	$7,573,891	$31,361,611	$29,633,864	$37,611,881

The accompanying notes to the financial statements are an integral part of this statement.

235

Thrivent Series Fund, Inc.
Statement of Operations – continued

	Real Estate		High	High
	Securities	Balanced	Yield	Yield
For the Year Ended December 31, 2005	Portfolio	Portfolio	Portfolio	Portfolio II

Investment Income
Dividends	$5,896,760	$8,476,042	$1,489,877	$73,503
Taxable interest	6,726	10,396,798	69,507,336	7,738,454
Tax exempt interest	--	--	--	--
Income from mortgage dollar rolls	--	1,295,882	--	--
Income from securities loaned	22,769	95,811	318,387	41,653
Income from affiliated investments	182,234	267,915	273,540	98,045
Foreign dividend tax withholding	(14,844)	--	--	--

Total Investment Income	6,093,645	20,532,448	71,589,140	7,951,655
Expenses
Adviser fees	1,778,941	2,251,337	3,370,318	400,242
Accounting and pricing fees	19,482	85,690	100,070	35,375
Administrative service fees	66,710	212,634	252,774	30,018
Audit and legal fees	16,845	27,335	29,353	16,445
Custody fees	27,168	56,564	18,352	9,626
Insurance expenses	5,021	10,541	11,891	4,458
Printing and postage expenses	1,397	4,132	4,884	590
SEC and state registration expenses	--	--	(250)	(530)
Directors’ fees	7,160	21,076	23,104	4,686
Other expenses	6,897	11,230	9,976	4,753

Total Expenses Before Reimbursement	1,929,621	2,680,539	3,820,472	505,663
Less:
Reimbursement from adviser	(26,521)	(30,038)	(38,367)	(14,114)
Custody earnings credit	(88)	(331)	(7,715)	(1,246)

Total Net Expenses	1,903,012	2,650,170	3,774,390	490,303

Net Investment Income/(Loss)	4,190,633	17,882,278	67,814,750	7,461,352
Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments	12,932,663	8,885,872	(9,144,449)	(47,888)
Written option contracts	--	--	--	--
Futures contracts	--	394,809	218,300	26,550
Foreign currency transactions	--	--	--	--
Change in net unrealized appreciation/(depreciation) on:
Investments	14,163,413	(681,572)	(26,082,190)	(3,975,263)
Written option contracts	--	--	--	--
Futures contracts	--	(84,900)	(66,785)	(8,123)

Net Realized and Unrealized Gains/(Losses) on

Investments and Foreign Currency Transactions	27,096,076	8,514,209	(35,075,124)	(4,004,724)

Net Increase/(Decrease) in Net Assets Resulting

From Operations	$31,286,709	$26,396,487	$32,739,626	$3,456,628

The accompanying notes to the financial statements are an integral part of this statement.

Thrivent Series Fund, Inc.
Statement of Operations – continued

	Bond	Limited	Mortgage	Money
Income	Index	Maturity	Securities	Market
Portfolio	Portfolio	Bond Portfolio	Portfolio	Portfolio

$41,656	$--	$--	$--	$--
46,704,517	10,953,463	13,958,642	2,281,470	10,767,028
65,139	--	57,990	--	247,718
1,711,517	1,550,232	898,937	954,745	--
138,802	50,153	55,282	--	--
268,757	269,131	263,904	9,615	--
--	--	--	--	--

48,930,388	12,822,979	15,234,755	3,245,830	11,014,746

3,805,054	962,642	1,468,240	323,992	1,331,657
106,755	45,634	40,823	17,065	37,175
285,379	83,764	110,118	19,440	99,874
31,025	19,978	20,550	16,425	20,808
23,965	20,467	17,354	11,611	14,003
13,250	6,181	6,637	4,027	6,211
5,490	1,645	2,254	389	1,972
(90)	--	(131)	--	--
25,899	9,287	10,666	2,589	10,263
10,865	5,689	5,752	4,230	5,867

4,307,592	1,155,287	1,682,263	399,768	1,527,830

(37,631)	(32,783)	(37,331)	(3,483)	--
(2,715)	(142)	(392)	(627)	(712)

4,267,246	1,122,362	1,644,540	395,658	1,527,118

44,663,142	11,700,617	13,590,215	2,850,172	9,487,628

940,702	(884,904)	(2,892,040)	(351,300)	--
318,535	--	70,040	31,250	--
1,133,216	--	911,485	--	--
835	--	--	--	--

(25,120,872)	(4,817,312)	(4,206,515)	(1,229,474)	--
--	--	--	(15,234)	--
(309,472)	--	(118,748)	--	--

(23,037,056)	(5,702,216)	(6,235,778)	(1,564,758)	--

$21,626,086	$5,998,401	$7,354,437	$1,285,414	$9,487,628

The accompanying notes to the financial statements are an integral part of this statement.

Thrivent Series Fund, Inc.
Statement of Changes in Net Assets

	Aggressive Allocation		Moderately Aggressive
	Portfolio		Allocation Portfolio

For the periods ended	12/31/2005(a)		12/31/2005(a)

Operations
Net investment income/(loss)	$19,395		$397,920
Net realized gains/(losses) on:
Investments	11,130		25,396
Change in net unrealized appreciation/(depreciation) on:
Investments	2,911,555		8,220,717

Net Change in Net Assets Resulting From Operations	2,942,080		8,644,033
Distributions to Shareholders
From net investment income	(25,700)		(405,319)
From net realized gains	(4,627)		(12,813)

Total Distributions to Shareholders	(30,327)		(418,132)

Capital Stock Transactions	68,892,166		229,869,581

Net Increase/(Decrease) in Net Assets	71,803,919		238,095,482

Net Assets, Beginning of Period	--		--

Net Assets, End of Period	$71,803,919		$238,095,482

	Partner Small Cap		Small Cap
	Value Portfolio		Stock Portfolio

For the periods ended	12/31/2005	12/31/2004	12/31/2005	12/31/2004

Operations
Net investment income/(loss)	$474,300	$225,291	$494,105	$99,610
Net realized gains/(losses) on:
Investments	4,656,089	2,489,106	21,194,950	19,744,081
Futures contracts	--	--	--	--
Foreign currency transactions	--	--	--	--
Change in net unrealized appreciation/(depreciation) on:
Investments	48,516	7,841,765	198,871	16,326,725
Futures contracts	--	--	--	--
Foreign currency transactions	--	--	--	--

Net Change in Net Assets Resulting From Operations	5,178,905	10,556,162	21,887,926	36,170,416
Distributions to Shareholders
From net investment income	(223,715)	(187)	(87,466)	(4,527)
From net realized gains	(2,489,730)	(375,046)	(19,430,658)	(2,216,034)

Distributions to Shareholders	(2,713,445)	(375,233)	(19,518,124)	(2,220,561)

Capital Stock Transactions	26,237,695	47,583,090	70,958,584	26,019,060

Net Increase/(Decrease) in Net Assets	28,703,155	57,764,019	73,328,386	59,968,915

Net Assets, Beginning of Period	77,537,274	19,773,255	216,847,725	156,878,810

Net Assets, End of Period	$106,240,429	$77,537,274	$290,176,111	$216,847,725

(a) Since portfolio inception, April 29, 2005

The accompanying notes to the financial statements are an integral part of this statement.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

Moderate Allocation		Moderately Conservative		Technology		Partner Small Cap
Portfolio		Allocation Portfolio		Portfolio		Growth Portfolio

12/31/2005(a)		12/31/2005(a)		12/31/2005	12/31/2004	12/31/2005	12/31/2004

$1,124,894		$832,609		$(183,019)	$171,400	$(330,690)	$(318,794)
(8,435)		20,312		1,172,191	(354,164)	259,782	5,165,183
10,293,379		3,006,959		1,244,241	2,701,689	2,532,107	422,966

11,409,838		3,859,880		2,233,413	2,518,925	2,461,199	5,269,355

(1,114,365)		(823,988)		(172,301)	--	--	--
--		(22,543)		--	--	(2,916,428)	--

(1,114,365)		(846,531)		(172,301)	--	(2,916,428)	--

320,863,389		143,719,851		1,142,980	12,945,680	11,267,534	8,609,162

331,158,862		146,733,200		3,204,092	15,464,605	10,812,305	13,878,517

--		--		56,623,596	41,158,991	53,934,245	40,055,728

$331,158,862		$146,733,200		$59,827,688	$56,623,596	$64,746,550	$53,934,245

Small Cap		Mid Cap		Mid Cap		Partner Mid Cap
Index Portfolio		Growth Portfolio		Growth Portfolio II		Value Portfolio

12/31/2005	12/31/2004	12/31/2005	12/31/2004	12/31/2005	12/31/2004	12/31/2005(a)

$3,616,593	3,388,748	$823,576	$(994)	$65,216	$(13,607)	$70,448
11,715,230	27,964,746	57,516,096	54,242,749	1,605,074	5,364,742	36,833
297,934	1,176,620	--	--	--	--	--
--	--	--	--	--	278	--
18,531,375	55,301,420	19,590,009	28,498,478	2,394,652	(26,899)	1,139,389
(156,666)	35,349
--	--	--	--	--	(43)	--

34,004,466	87,866,883	77,929,681	82,740,233	4,064,942	5,324,471	1,246,670

(3,256,063)	(1,587,468)	(1,399)	--	--	--	(72,384)
(26,497,977)	--	--	--	--	--	(46,297)

(29,754,040)	(1,587,468)	(1,399)	--	--	--	(118,681)

(16,473,178)	4,746,849	(115,311,967)	223,273,954	(4,273,584)	2,656,771	20,118,683

(12,222,752)	91,026,264	(37,383,685)	306,014,187	(208,642)	7,981,242	21,246,672

485,873,173	394,846,909	784,856,442	478,842,255	38,438,514	30,457,272	--

$473,650,421	$485,873,173	$747,472,757	$784,856,442	$38,229,872	$38,438,514	$21,246,672

The accompanying notes to the financial statements are an integral part of this statement.

Thrivent Series Fund, Inc.
Statement of Changes in Net Assets – continued

	Mid Cap		Mid Cap
	Stock Portfolio		Index Portfolio

For the periods ended	12/31/2005	12/31/2004	12/31/2005	12/31/2004

Operations
Net investment income/(loss)	$944,846	$227,618	$1,683,563	$793,872
Net realized gains/(losses) on:
Investments	19,018,761	6,377,718	6,605,349	4,416,588
Written option contracts	--	--	--	--
Futures contracts	--	--	406,282	347,434
Foreign currency transactions	--	--	--	--
Change in net unrealized appreciation/(depreciation) on:
Investments	5,234,023	8,695,672	10,506,477	11,335,443
Written option contracts	--	--	--	--
Futures contracts	--	--	(26,264)	(37,181)
Foreign currency forward contracts	--	--	--	--
Foreign currency transactions	--	--	--	--

Net Change in Net Assets Resulting From Operations	25,197,630	15,301,008	19,175,407	16,856,156
Distributions to Shareholders
From net investment income	(224,671)	--	(786,279)	(373)
From net realized gains	(6,384,590)	(751,663)	(4,476,439)	(46,648)

Total Distributions to Shareholders	(6,609,261)	(751,663)	(5,262,718)	(47,021)

Capital Stock Transactions	93,976,368	23,750,823	22,218,496	42,405,000

Net Increase/(Decrease) in Net Assets	112,564,737	38,300,168	36,131,185	59,214,135

Net Assets, Beginning of Period	111,662,952	73,362,784	135,401,602	76,187,467

Net Assets, End of Period	$224,227,689	$111,662,952	$171,532,787	$135,401,602

	Partner Growth		Large Cap
	Stock Portfolio		Value Portfolio

For the periods ended	12/31/2005	12/31/2004	12/31/2005	12/31/2004

Operations
Net investment income/(loss)	$259,568	$566,015	$6,479,618	$4,190,742
Net realized gains/(losses) on:
Investments	3,569,835	2,686,935	18,483,177	13,326,004
Futures contracts	--	--	--	--
Foreign currency transactions	(5,028)	(24,739)	--	--
Change in net unrealized appreciation/(depreciation) on:
Investments	3,750,063	6,093,520	6,398,816	22,688,778
Futures contracts	--	--	--	--
Foreign currency forward contracts	(371)	--	--	--
Foreign currency transactions	(176)	402	--	--

Net Change in Net Assets Resulting From Operations	7,573,891	9,322,133	31,361,611	40,205,524
Distributions to Shareholders
From net investment income	(546,637)	(757)	(4,173,929)	(270)
From net realized gains	--	--	--	--

Distributions to Shareholders	(546,637)	(757)	(4,173,929)	(270)

Capital Stock Transactions	5,902,909	28,447,078	136,117,912	90,586,037

Net Increase/(Decrease) in Net Assets	12,930,163	37,768,454	163,305,594	130,791,291

Net Assets, Beginning of Period	107,433,671	69,665,217	351,222,910	220,431,619

Net Assets, End of Period	$120,363,834	$107,433,671	$514,528,504	$351,222,910

The accompanying notes to the financial statements are an integral part of this statement.

Thrivent Series Fund, Inc.
Statement of Changes in Net Assets – continued

Partner International		Partner All Cap		Large Cap		Large Cap
Stock Portfolio		Portfolio		Growth Portfolio		Growth Portfolio II

12/31/2005	12/31/2004	12/31/2005	12/31/2004	12/31/2005	12/31/2004	12/31/2005	12/31/2004

$13,292,360	$6,595,864	$431,746	$286,028	$11,773,289	$18,950,588	$233,612	$358,160

13,269,876	44,704,163	6,251,067	3,142,966	104,037,829	114,632,944	990,913	1,311,872
--	--	--	--	343,534	(86,747)	7,282	1,011
--	--	--	--	--	--	--	--
(550,009)	(196,899)	--	--	--	--	--	137

96,582,431	44,878,467	5,502,696	3,603,875	39,153,691	41,906,946	1,656,756	1,390,670
--	--	--	--	34,026	6,695	761	144
--	--	--	--	--	--	--	--
445	(1,665)	--	--	--	--	--	--
(33,191)	(18,441)	--	--	--	--	--	(89)

122,561,912	95,961,489	12,185,509	7,032,869	155,342,369	175,410,426	2,889,324	3,061,905

(8,561,457)	(6,011,108)	(326,692)	(36,778)	(18,927,026)	(12,368,748)	(358,500)	(45)
--	--	--	--	--	--	--	--

(8,561,457)	(6,011,108)	(326,692)	(36,778)	(18,927,026)	(12,368,748)	(358,500)	(45)

220,898,499	210,340,367	10,684,657	4,013,701	(209,624,495)	(193,561,934)	(3,801,129)	1,687,389

334,898,954	300,290,748	22,543,474	11,009,792	(73,209,152)	(30,520,256)	(1,270,305)	4,749,249

721,002,925	420,712,177	59,657,629	48,647,837	2,448,236,535	2,478,756,791	43,870,420	39,121,171

$1,055,901,879	$721,002,925	$82,201,103	$59,657,629	$2,375,027,383	$2,448,236,535	$42,600,115	$43,870,420
Large Cap		Large Cap		Real Estate		Balanced
Stock Portfolio		Index Portfolio		Securities Portfolio		Portfolio

12/31/2005	12/31/2004	12/31/2005	12/31/2004	12/31/2005	12/31/2004	12/31/2005	12/31/2004

$4,896,988	$4,206,047	$12,557,513	$13,039,702	$4,190,633	$2,681,898	$17,882,278	$18,598,264

5,642,567	3,826,672	8,678,151	5,112,554	12,932,663	7,331,146	8,885,872	4,311,508
--	--	179,703	2,066,368	--	--	394,809	--
--	--	--	--	--	--	--	--

19,094,309	25,002,286	16,366,881	59,179,755	14,163,413	26,623,720	(681,572)	33,897,880
--	--	(170,367)	(484,264)	--	--	(84,900)	--
--	--	--	--	--	--	--	--
--	--	--	--	--	--	--	--

29,633,864	33,035,005	37,611,881	78,914,115	31,286,709	36,636,764	26,396,487	56,807,652

(4,208,925)	(863)	(12,962,129)	(8,496,133)	(2,711,802)	--	(18,577,360)	(16,194,049)
(3,317,860)	--	--	--	(7,869,595)	(305,958)	--	--

(7,526,785)	(863)	(12,962,129)	(8,496,133)	(10,581,397)	(305,958)	(18,577,360)	(16,194,049)

137,433,644	127,428,049	(61,325,543)	36,523,718	78,949,765	86,802,209	(93,034,182)	(12,921,107)

159,540,723	160,462,191	(36,675,791)	106,941,700	99,655,077	123,133,015	(85,215,055)	27,692,496

442,875,128	282,412,937	831,939,351	724,997,651	174,956,337	51,823,322	748,748,355	721,055,859

$602,415,851	$442,875,128	$795,263,560	$831,939,351	$274,611,414	$174,956,337	$663,533,300	$748,748,355

The accompanying notes to the financial statements are an integral part of this statement.

Thrivent Series Fund, Inc.
Statement of Changes in Net Assets – continued

	High Yield		High Yield
	Portfolio		Portfolio II

For the periods ended	12/31/2005	12/31/2004	12/31/2005	12/31/2004

Operations
Net investment income/(loss)	$67,814,750	$70,620,714	$7,461,352	$6,415,880
Net realized gains/(losses) on:
Investments	(9,144,449)	(8,029,304)	(47,888)	400,218
Written option contracts	--	--	--	--
Futures contracts	218,300	--	26,550	--
Foreign currency transactions	--	382	--	--
Change in net unrealized appreciation/(depreciation) on:
Investments	(26,082,190)	20,730,852	(3,975,263)	843,678
Written option contracts	--	--	--	--
Futures contracts	(66,785)	--	(8,123)	--

Net Change in Net Assets Resulting From Operations	32,739,626	83,322,644	3,456,628	7,659,776
Distributions to Shareholders
From net investment income	(67,636,452)	(69,903,021)	(7,440,927)	(6,387,564)
From net realized gains	--	--	--	--

Total Distributions to Shareholders	(67,636,452)	(69,903,021)	(7,440,927)	(6,387,564)

Capital Stock Transactions	(46,959,331)	19,545,730	(7,199,575)	27,898,128

Net Increase/(Decrease) in Net Assets	(81,856,157)	32,965,353	(11,183,874)	29,170,340

Net Assets, Beginning of Period	884,501,746	851,536,393	105,135,906	75,965,566

Net Assets, End of Period	$802,645,589	$884,501,746	$93,952,032	$105,135,906

	Money Market
	Portfolio

For the periods ended	12/31/2005	12/31/2004

Operations
Net investment income/(loss)	$9,487,628	$2,767,198

Net Change in Net Assets Resulting From Operations	9,487,628	2,767,198
Distributions to Shareholders
From net investment income	(9,447,486)	(2,767,198)

Distributions to Shareholders	(9,447,486)	(2,767,198)

Capital Stock Transactions	50,443,509	33,922,946

Net Increase/(Decrease) in Net Assets	50,483,651	33,922,946

Net Assets, Beginning of Period	323,204,867	289,281,921

Net Assets, End of Period	$373,688,518	$323,204,867

The accompanying notes to the financial statements are an integral part of this statement.

Thrivent Series Fund, Inc.
Statement of Changes in Net Assets – continued

Income		Bond Index		Limited Maturity		Mortgage Securities
Portfolio		Portfolio		Bond Portfolio		Portfolio

12/31/2005	12/31/2004	12/31/2005	12/31/2004	12/31/2005	12/31/2004	12/31/2005	12/31/2004

$44,663,142	$44,515,167	$11,700,617	$10,515,344	$13,590,215	$7,727,296	$2,850,172	$1,766,345

940,702	23,189,913	(884,904)	3,733	(2,892,040)	441,433	(351,300)	(107,636)
318,535	(70,992)	--	--	70,040	--	31,250	16,406
1,133,216	(2,779,604)	--	--	911,485	(550,999)	--	--
835	--	--	--	--	--	--	--

(25,120,872)	(18,502,891)	(4,817,312)	(493,245)	(4,206,515)	(2,490,431)	(1,229,474)	144,708
--	--	--	--	--	--	(15,234)	8,906
(309,472)	251,326	--	--	(118,748)	46,038	--	--

21,626,086	46,602,919	5,998,401	10,025,832	7,354,437	5,173,337	1,285,414	1,828,729

(44,496,261)	(44,515,783)	(11,799,656)	(10,801,114)	(13,517,827)	(7,760,572)	(2,836,623)	(1,766,345)
(3,424,439)	--	--	(914,395)	(86,840)	(388,148)	--	(28,327)

(47,920,700)	(44,515,783)	(11,799,656)	(11,715,509)	(13,604,667)	(8,148,720)	(2,836,623)	(1,794,672)

(34,431,364)	(84,162,757)	2,522,002	32,593,128	144,171,693	100,355,364	11,082,383	29,489,366

(60,725,978)	(82,075,621)	(3,279,253)	30,903,451	137,921,463	97,379,981	9,531,174	29,523,423

985,059,810	1,067,135,431	275,637,618	244,734,167	316,153,649	218,773,668	57,394,845	27,871,422

$924,333,832	$985,059,810	$272,358,365	$275,637,618	$454,075,112	$316,153,649	$66,926,019	$57,394,845

The accompanying notes to the financial statements are an integral part of this statement.

THRIVENT SERIES FUND, INC. NOTES TO FINANCIAL STATEMENTS December 31, 2005

(1) ORGANIZATION

Thrivent Series Fund, Inc. (the “Fund”), a Minnesota based company, is registered under the Investment Company Act of 1940. The Fund is divided into thirty-one separate series (each a “Portfolio” and, collectively, the “Portfolios”), each with its own investment objective and policies. The Fund consists of four asset allocation portfolios, nineteen equity portfolios, one balanced portfolio and seven fixed-income portfolios. The assets of each Portfolio are segregated and each has a separate class of capital stock.

Prior to May 1, 2004, the Fund operated as LB Series Fund, Inc. (“LB SF”). Pursuant to an Agreement and Plan of Reorganization (“Reorganization Agreement”) between AAL Variable Product Series Fund, Inc. (“AAL VPSF”) and LB SF, the International Portfolio of AAL VPSF merged with and into the World Growth Portfolio of LB SF at the close of business on April 30, 2004. The World Growth Portfolio was the accounting survivor and was renamed Thrivent Partner International Stock Portfolio. Pursuant to a separate Reorganization Agreement between AAL VPSF and LB SF, each of the other Portfolios of AAL VPSF merged with and into corresponding newly-created series of LB SF at the close of business on April 30, 2004. Also at the close of business on April 30, 2004, the Opportunity Growth Portfolio of LB SF merged with and into the Mid Cap Growth Portfolio of LB SF pursuant to a Plan of Reorganization with respect to that transaction. The Mid Cap Growth Portfolio was the accounting survivor and was renamed Thrivent Mid Cap Growth Portfolio. World Growth Portfolio of the LB SF acquired, through a tax-free exchange, all of the net assets of the International Portfolio of the AAL VPSF. The International Portfolio exchanged 13,467,023 shares valued at $123,223,934 for 11,818,908 shares of the World Growth Portfolio. Net assets of the International Portfolio included unrealized appreciation of $10,673,404. The Mid Cap Growth Portfolio of the LB SF acquired, through a tax-free exchange, all of the net assets of the Opportunity Growth Portfolio of the LB SF. The Opportunity Growth Portfolio exchanged 26,749,194 shares valued at $264,788,810 for 20,462,181 shares of the Mid Cap Growth Portfolio. Net assets of the Opportunity Growth Portfolio included unrealized appreciation of $8,954,570.

Shares in the Fund are currently sold, without sales charges, only to separate accounts of Thrivent Financial for Lutherans (“Thrivent Financial”) and Thrivent Life Insurance Company (“Thrivent Life”), which are used to fund benefits of variable life insurance and variable annuity contracts issued by Thrivent Financial and Thrivent Life; and retirement plans sponsored by Thrivent Financial.

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with service providers that provide general damage clauses. The Fund’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments -- Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Security prices are based on quotes that are obtained from an independent pricing service approved by the Board of Directors. The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange listed options and futures contracts are valued at the last quoted sales price. Mutual funds are valued at their net asset value at the close of each business day.

For all Portfolios, other than the Money Market Portfolio, short-term securities with maturities of 60 days or less are valued at amortized cost. Securities held by the Money Market Portfolio are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially and, thereafter, valued to reflect a constant amortization to maturity of any discount or premium. The Money Market Portfolio and the Fund’s investment adviser follow procedures necessary to maintain a constant net asset value of $1.00 per share.

All securities for which market values are not readily available or deemed unreliable are appraised at fair value as determined in good faith under the direction of the Board of Directors. As of December 31, 2005, one security in the Small Cap Index Portfolio, three securities in the High Yield

Thrivent Series Fund, Inc. Notes to Financial Statements December 31, 2005

Portfolio and one security in the High Yield Portfolio II were valued in good faith by or under the direction of the Board of Directors. These securities represented 0.00%, 0.00% and 0.22% of net assets of the Small Cap Index, High Yield and High Yield II Portfolios, respectively.

Fair Valuation of International Securities -- Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign market and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Portfolios, under the supervision of the Board of Directors, evaluates the impacts of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets. The Board of Directors has authorized the Fund’s investment adviser to make fair valuation determinations pursuant to policies approved by the Board of Directors.

(B) Foreign Currency Translation -- The accounting records of each Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Portfolios do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

For federal income tax purposes, the Portfolios treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Currency Contracts -- In connection with purchases and sales of securities denominated in foreign currencies, all Portfolios except the Money Market Portfolio may enter into forward currency contracts. Additionally, the Portfolios may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Portfolios could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. During the year ended December 31, 2005, Partner International Stock Portfolio, Partner Growth Stock Portfolio and Income Portfolio engaged in this type of investment.

(D) Foreign Denominated Investments -- Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain Portfolios may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(E) Federal Income Taxes -- No provision has been made for income taxes because each Portfolios’ policy is to qualify as regulated investment companies under the Internal Revenue Code and distribute substantially all taxable income on a timely basis. It is also the intention of the Portfolios to distribute an amount sufficient to avoid imposition of any federal excise tax. The Portfolios, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Portfolio is treated as a separate taxable entity for federal income tax purposes.

(F) Income and Expenses -- Estimated expenses are accrued daily. The Portfolios are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Portfolio are allocated among all appropriate Portfolios in proportion to their respective net assets, number of shareholder accounts or other reasonable basis.

Interest income is accrued daily and is determined on the basis of interest or discount earned on all debt securities, including accretion of market discount and original issue discount and amortization of premium. Dividend income is recorded on the ex-dividend date. For preferred stock payment-in-kind securities, income is recorded on the ex-dividend date in the amount of the value received.

(G) Custody Earnings Credit -- The Portfolios have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments.

Thrivent Series Fund, Inc.
Notes to Financial Statements
December 31, 2005

(2) SIGNIFICANT ACCOUNTING
POLICIES -- continued

(H) Distributions to Shareholders -- Dividends from net investment income, if available, are declared and paid to each shareholder as a dividend. Dividend and capital gain distributions are recorded on the ex-dividend date. With the exception of the Money Market Portfolio, net realized gains from securities transactions, if any, are paid at least annually for all Portfolios after the close of the Portfolios’ fiscal year. Any Portfolio subject to excise taxes would require an additional distribution at or after the close of the fiscal year.

Dividends are declared and reinvested daily for the High Yield, High Yield II, Income, Bond Index, Limited Maturity Bond and the Mortgage Securities Portfolios; declared daily and reinvested monthly for the Money Market Portfolio; and declared and reinvested at least annually for all other Portfolios.

(I) Options -- All Portfolios, with the exception of the Money Market Portfolio, may buy put and call options and write covered put and call options. The Portfolios intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Portfolios may also enter into options contracts to protect against adverse foreign exchange rate fluctuations. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Company. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid. During the year ended December 31, 2005, the Large Cap Growth, Large Cap Growth II, Income, Limited Maturity Bond and Mortgage Securities Portfolios engaged in this type of investment.

(J) Financial Futures Contracts -- Certain Portfolios may use futures contracts to manage the exposure to interest rate and market fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are pledged to the broker. Additional securities held by the Portfolios may be earmarked as collateral for open futures contracts. The futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, the realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. During the year ended December 31, 2005, the Small Cap Index, Mid Cap Index, Large Cap Index, Balanced, High Yield, High Yield II, Income and Limited Maturity Bond Portfolios engaged in this type of investment.

(K) Mortgage Dollar Roll Transactions -- Certain Portfolios enter into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which a Portfolio sells mortgage securities and simultaneously agrees to repurchase similar (same type, coupon, and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Portfolio forgoes principal and interest paid on the mortgage securities sold. The Portfolio is compensated from negotiated fees paid by brokers offered as an inducement to the Portfolio to “roll over” their purchase commitments. The Balanced, Income, Bond Index, Limited Maturity Bond and Mortgage Securities Portfolios earned $1,295,882, $1,711,517, $1,550,232, $898,937 and $954,745, respectively, from such fees for the year ended December 31, 2005.

(L) Securities Lending -- The Fund has entered into Securities Lending Agreement (the “Agreement”) with State Street Bank and Trust Company (“State Street Bank”). The Agreement authorizes State Street Bank to lend securities to authorized borrowers on behalf of the Portfolios. Pursuant to the Agreement, all loaned securities are collateralized by cash equal to at least 102% of the value of the loaned securities. All cash collateral received is invested in Thrivent Financial Securities Lending Trust. Amounts earned on investments in Thrivent Financial Securities Lending Trust, net of rebates and other securities lending expenses, are included in Income from Securities Loaned on the Statement of Operations. As payment for its services, State Street Bank receives a portion of the fee income and earnings on the collateral. By investing any cash collateral it receives in these transactions, a Portfolio could realize additional gains or losses. If the borrower fails to return the securities and the invested collateral has declined in value, the Portfolio could lose money. The Agreement grants and transfers to State Street Bank a lien upon collateralized assets in the possession of State Street Bank. As of December 31, 2005, all Portfolios except the Aggressive Allocation,

Thrivent Series Fund, Inc. Notes to Financial Statements December 31, 2005

Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, Mortgage Securities and Money Market Portfolios had securities on loan. The value of securities on loan are as follows:

Securities
Portfolio	on Loan

Technology	$ 8,990,179
Partner Small Cap Growth	16,231,495
Partner Small Cap Value	22,459,226
Small Cap Stock	49,320,469
Small Cap Index	119,439,375
Mid Cap Growth	106,060,112
Mid Cap Growth II	6,162,159
Partner Mid Cap Value	2,385,076
Mid Cap Stock	28,409,216
Mid Cap Index	30,628,453
Partner International Stock	155,331,426
Partner All Cap	9,314,967
Large Cap Growth	94,870,165
Large Cap Growth II	2,328,832
Partner Growth Stock	5,695,607
Large Cap Value	11,400,834
Large Cap Stock	16,310,861
Large Cap Index	24,610,383
Real Estate Securities	18,776,240
Balanced	70,597,996
High Yield	104,622,398
High Yield II	13,783,802
Income	115,204,021
Bond Index	62,738,912
Limited Maturity Bond	53,337,139

(M) When-Issued and Delayed Delivery Transactions
-- Certain Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Portfolio may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Portfolio has sold a security on a delayed delivery basis, a Portfolio does not participate in future gains and losses with respect to the security.

(N) Credit Risk -- The Portfolios may be susceptible to credit risk to the extent the issuer defaults on its payment obligation. The Portfolios’ policy is to monitor the creditworthiness of the issuers. Interest receivables on defaulted securities are monitored for the ability to collect payments in default and adjusted accordingly.

(O) Accounting Estimates -- The preparation of finan-cial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the finan-cial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(P) Loss Contingencies -- Thrivent High Yield Portfolio received a dividend in the amount of $59,063 from Global Crossings within 90 days of Global Crossings’ filing for bankruptcy. A preference action has been filed and it is possible that the Portfolio will be required to surrender the dividend back to the bankruptcy estate. This loss contingency has not been accrued as a liability because the amount to be surrendered can not be reasonably estimated.

(Q) Other -- For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees -- Each Portfolio pays Thrivent Financial, the Fund’s investment adviser (the “Adviser”), a fee for its advisory services. The fees are accrued daily and paid monthly. The annual rates of fees as a percent of average daily net assets were as follows:

Advisory Fees
Aggressive Allocation Portfolio	-----------------------
-------------------------------------------
First $500 million	0.15%
Over $500 million	0.125%

Moderately Aggressive Allocation Portfolio
-----------------------------------------------------------
First $500 million	0.15%
Over $500 million	0.125%

Moderate Allocation Portfolio
-----------------------------------------
First $500 million	0.15%
Over $500 million	0.125%

Thrivent Series Fund, Inc.
Notes to Financial Statements
December 31, 2005

(3) FEES AND COMPENSATION PAID TO		Partner All Cap Portfolio
AFFILIATES -- continued		----------------------------------
		First $500 million	0.95%

		Over $500 million	0.90%
	Advisory Fees
		Large Cap Growth Portfolio	0.40%
Moderately Conservative Allocation Portfolio		------------------------------------
--------------------------------------------------------------
First $500 million	0.15%	Large Cap Growth Portfolio II
		----------------------------------------
Over $500 million	0.125%	First $500 million	0.80%

Technology Portfolio	0.75%	Over $500 million	0.70%
----------------------------
		Partner Growth Stock Portfolio
Partner Small Cap Growth Portfolio		------------------------------------------
------------------------------------------------		First $500 million	0.80%
First $500 million	1.00%
		Over $500 million	0.70%
Over $500 million	0.90%
		Large Cap Value Portfolio	0.60%
Partner Small Cap Value Portfolio	0.80%	----------------------------------
----------------------------------------------
		Large Cap Stock Portfolio
Small Cap Stock Portfolio		----------------------------------
----------------------------------		First $500 million	0.65%
First $200 million	0.70%
		Next $500 million	0.575%
Next $800 million	0.65%
		Next $1.5 billion	0.475%
Next $1.5 billion	0.60%
		Next $2.5 billion	0.45%
Next $2.5 billion	0.55%
		Over $5 billion	0.425%
Over $5 billion	0.525%
		Large Cap Index Portfolio
Small Cap Index Portfolio		----------------------------------
----------------------------------		First $250 million	0.35%
First $250 million	0.35%
		Next $250 million	0.30%
Next $250 million	0.30%
		Next $500 million	0.25%
Next $500 million	0.25%
		Next $500 million	0.20%
Next $500 million	0.20%
		Next $500 million	0.15%
Next $500 million	0.15%
		Over $2 billion	0.10%
Over $2 billion	0.10%
		Real Estate Securities Portfolio	0.80%
Mid Cap Growth Portfolio	0.40%	----------------------------------------
----------------------------------
		Balanced Portfolio
Mid Cap Growth II Portfolio		------------------------
--------------------------------------		First $250 million	0.35%
First $500 million	0.90%
		Over $250 million	0.30%
Over $500 million	0.80%
		High Yield Portfolio	0.40%
Partner Mid Cap Value Portfolio		------------------------------
--------------------------------------------
First $250 million	0.75%	High Yield Portfolio II	0.40%
		------------------------------
Over $250 million	0.70%
		Income Portfolio	0.40%
		----------------------
Mid Cap Stock Portfolio
--------------------------------		Bond Index Portfolio
First $200 million	0.70%	----------------------------
		First $250 million	0.35%
Next $800 million	0.65%
		Next $250 million	0.30%
Next $1.5 billion	0.60%
		Next $500 million	0.25%
Next $2.5 billion	0.55%
		Next $500 million	0.20%
Over $5 billion	0.525%
		Next $500 million	0.15%
Mid Cap Index Portfolio
--------------------------------		Over $2 billion	0.10%
First $250 million	0.35%
		Limited Maturity Bond Portfolio	0.40%
Next $250 million	0.30%	--------------------------------------------

Next $500 million	0.25%	Mortgage Securities Portfolio	0.50%
		--------------------------------------
Next $500 million	0.20%
		Money Market Portfolio	0.40%
Next $500 million	0.15%	--------------------------------

Over $2 billion	0.10%
		The following subadvisory fees are charged as part of the
Partner International Stock Portfolio	0.85%	total investment advisory fees stated in the table above.
--------------------------------------------------

Thrivent Series Fund, Inc. Notes to Financial Statements December 31, 2005

The Adviser has entered into subadvisory agreements with Turner Investment Partners, Inc. (“Turner”) and Transamerica Investment Management LLC (“Transamerica”) for the performance of subadvisory services for the Partner Small Cap Growth Portfolio. Effective August 4, 2005, Transamerica acquired Westcap Investors LLC. The fee payable is equal to 0.65% and 0.50% of average daily net assets subadvised by Turner and Transamerica, respectively.

The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. for the performance of subadvisory services for the Partner Small Cap Value Portfolio. The subadvisory fee, which is paid by the Adviser from its advisory fee, is 0.60% of average daily net assets.

The Adviser has entered into a subadvisory agreement with Goldman Sachs Asset Management, LP (“Goldman Sachs”) for the performance of subadvisory services for the Partner Mid Cap Value Portfolio. The fee payable is equal to 0.50% of average daily net assets for the first $250 million and 0.45% for assets over $250 million. For purposes of determining breakpoints for the assets managed by Goldman Sachs, assets managed by Goldman Sachs in the Partner Mid Cap Value Fund of Thrivent Mutual Funds will be included in determining average daily net assets.

The Adviser has entered into a subadvisory agreement with Mercator Asset Management, LP (“Mercator”) and T. Rowe Price International, Inc. (“Price International”) for the performance of subadvisory services for the Partner International Stock Portfolio. The fee payable is equal to 0.47% of average daily net assets subadvised by Mercator. For assets subadvised by Price International, the fee payable is equal to 0.75% of the first $20 million, 0.60% of the next $30 million, and 0.50% of the next $150 million of average daily net assets, with the fee for all of the assets subadvised by Price International 0.50% and 0.45% when assets exceed $200 million and $500 million, respectively. For purposes of determining breakpoints for the assets managed by Price International, assets managed by Price International in the Thrivent Partner International Stock Fund will be included in determining average daily net assets.

The Adviser has entered into a subadvisory agreement with Fidelity Management & Research Company for the performance of subadvisory services for the Partner All Cap Portfolio. The fee payable is equal to 0.60% of average daily net assets for the first $100 million, 0.55% for the next $400 million, 0.50% for the next $250 million and 0.45% for assets over $750 million.

The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. for the performance of subadvisory services for the Partner Growth Stock Portfolio. The fee payable is equal to 0.40% of average daily net assets for the first $500 million and 0.35% for assets over $500 million.

Each non-money market Portfolio may invest in the Money Market Portfolio, subject to certain limitations. During the year ended December 31, 2005, all the Portfolios invested in the Money Market Portfolio. These related-party transactions are subject to the same terms as non-related party transactions except that, to avoid duplicate investment advisory fees, Thrivent Financial reimburses an amount equal to the smaller of the amount of the advisory fee for that Portfolio or the amount of the advisory fee which is charged to the Portfolio for its investment in the Money Market Portfolio.

The Adviser has voluntarily agreed to reimburse expenses in excess of each Portfolio’s advisory fees for the following Portfolios: Partner Small Cap Growth, Mid Cap Growth II, Partner All Cap and Large Cap Growth II Portfolios. The voluntary waiver of expenses to any Portfolio may be modified or discontinued at any time by the Adviser. Additionally, the Adviser has voluntarily agreed to reimburse the advisory fees of Mid Cap Growth II and Large Cap Growth II by 0.50% and 0.40%, respectively, of average daily net assets.

The Adviser has agreed, through at least April 30, 2006, to contractually limit expenses to 0.85% of average daily net assets for Aggressive Allocation Portfolio; 0.80% of average daily net assets for Moderately Aggressive Allocation Portfolio; 0.75% of average daily net assets for Moderate Allocation Portfolio; and 0.75% of average daily net assets for Moderately Conservative Allocation Portfolio.

The Adviser has agreed to voluntarily reimburse expenses to limit expenses to 1.08% of average daily net assets of Partner Mid Cap Value Portfolio. These voluntary expense reimbursements may be discontinued at any time.

(B) Other Expenses -- The Fund has entered into an agreement with the Adviser to provide accounting personnel and services. For the year ended December 31, 2005, Thrivent Financial received aggregate fees for accounting personnel and services of $1,135,652 from the Fund.

The Fund has entered into an agreement with the Adviser to provide certain administrative personnel and services. For the year ended December 31, 2005, Thrivent Financial received aggregate fees for administrative personnel and services of $3,375,744 from the Fund.

Thrivent Series Fund, Inc. Notes to Financial Statements December 31, 2005

(3) FEES AND COMPENSATION PAID TO AFFILIATES -- continued

Each Director is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Director’s fees as if invested in any one of the Portfolios. The value of each Director’s deferred compensation account will increase or decrease as if it were invested in shares of the selected Portfolios. The deferred fees remain in the appropriate Portfolio until distribution in accordance with the plan. The deferred fee liability is an unsecured liability.

Those Directors not participating in the above plan received $223,061 in fees from the Fund for the year ended December 31, 2005. No remuneration has been paid by the Fund to any of the officers or affiliated Directors of the Fund. In addition, the Fund reimbursed unaffiliated Directors for reasonable expenses incurred in relation to attendance at the meetings and industry conferences.

Certain officers and non-independent directors of the Portfolios are officers and directors of Thrivent Investment Mgt. and Thrivent Investor Services; however, they receive no compensation from the Portfolios.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows [Increase (Decrease)]:

	Accumulated	Accumulated
	Net Investment	Net Realized	Capital
Portfolio	Income/(Loss)	Gain/(Loss)	Stock

Aggressive Allocation	$6,154	$(6,154)	$--
Moderately Aggressive
Allocation	15,350	(15,350)	--
Technology	182,249	--	(182,249)
Partner Small Cap
Growth	330,006	3,015	(333,021)
Partner Small Cap
Value	(87,712)	87,712	--
Small Cap Stock	(66,824)	66,824	--

	Accumulated
	Net Investment	Capital
Portfolio	Income/(Loss)	Stock

Small Cap Index	$(234,059)	$--
Mid Cap Growth	(58,248)	--
Mid Cap Growth II	(2,737)	--
Partner Mid Cap Value	1,531	--
Mid Cap Stock	(17,468)	--
Mid Cap Index	(40,078)	--
Partner International
Stock	(207,413)	--
Partner All Cap	(3,433)	--
Large Cap Growth	(176,365)	--
Large Cap Growth II	(2,251)	--
Partner Growth Stock	(18,358)	--
Large Cap Value	(16,097)	--
Large Cap Stock	(23,873)	--
Large Cap Index	(102,174)	--
Real Estate Securities	30,267	--
Balanced	(44,977)	--
High Yield	(75,199)	--
High Yield II	12,651	--
Income	(43,771)	--
Bond Index	132,125	--
Limited Maturity
Bond	(23,402)	--
Mortgage Securities	(4,936)	--
At December 31, 2005, the components of distributable
earnings on a tax basis were as follows:

	Undistributed	Undistributed
	Ordinary	Long-Term
Portfolio	Income	Capital Gain

Aggressive Allocation	$705	$--
Moderately Aggressive
Allocation	8,356	--
Moderate Allocation	10,934	--
Moderately Conservative
Allocation	9,026	--
Technology	--	804,350
Partner Small Cap Growth	--	306,119
Partner Small Cap Value	3,960,348	1,359,184
Small Cap Stock	3,451,921	18,571,400
Small Cap Index	3,554,086	12,240,095
Mid Cap Growth	771,258	--
Mid Cap Growth II	63,107	398,491
Partner Mid Cap Value	22,532	--
Mid Cap Stock	9,135,201	10,971,160
Mid Cap Index	2,604,458	6,168,085
Partner International Stock	15,477,487	--
Partner All Cap	388,596	--
Large Cap Growth	11,613,756	--
Large Cap Growth II	232,010	50,130

Thrivent Series Fund, Inc. Notes to Financial Statements December 31, 2005

	Undistributed	Undistributed
	Ordinary	Long-Term
Portfolio	Income	Capital Gain

Partner Growth Stock	$ 440,010	$ 2,510,408
Large Cap Value	7,201,349	12,548,325
Large Cap Stock	9,388,410	4,019,297
Large Cap Index	12,463,075	--
Real Estate Securities	10,956,004	5,877,976
Balanced	17,844,453	--
High Yield	2,951,413	--
High Yield II	61,132	--
Income	2,256,056	3,883,265
Bond Index	49,214	--
Limited Maturity Bond	82,982	--
Mortgage Securities	9,764	--
Money Market	45,280	--

At December 31, 2005, the following Portfolios
had accumulated net realized capital loss carryovers expiring as follows:

	Capital Loss	Expiration
Portfolio	Carryover	Year

Moderate Allocation	$1,475	2013
	==========
Mid Cap Growth	$8,717,228	2008
	36,932,362	2009
	59,913,934	2010
	30,065,596	2011
	----------------------
	$135,629,120
	==========
Partner International Stock	$20,129,600	2009
	16,413,117	2010
	35,532,910	2011
	----------------------
	$72,075,627
	==========
Partner All Cap	$1,674,334	2010
	1,857,716	2011
	----------------------
	3,532,050
	==========
Large Cap Growth	$189,939,128	2009
	893,502,496	2010
	198,356,425	2011
	----------------------
	$1,281,798,049
	==========
Large Cap Index	$15,805,296	2010
	17,819,758	2011
	----------------------
	$33,625,054
	==========
Balanced	$6,039,366	2010
	18,003,606	2011
	----------------------
	$24,042,972
	==========

	Capital Loss	Expiration
Portfolio	Carryover	Year

High Yield	$4,536,501	2006
	597,597	2007
	14,056,111	2008
	288,927,133	2009
	184,350,285	2010
	364,926,135	2011
	30,516,064	2012
	10,993,224	2013
	--------------------
	$ 898,903,050
	==========
High Yield II	$5,838,304	2008
	3,470,883	2009
	2,850,377	2010
	--------------------
	$12,159,564
	==========
Bond Index	$440,902	2012
	800,730	2013
	--------------------
	$1,241,632
	==========
Limited Maturity Bond	$2,108,299	2013
	==========
Mortgage Securities	$91,230	2012

	192,822	2013
	--------------------
	$284,052
	==========

To the extent that these Portfolios realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.

Of the capital loss carryovers attributable to Mid Cap Growth Portfolio and Partner International Stock Portfolio, the following amounts were obtained as a result of the reorganization, as described in Note 1, with LB Series Fund, Inc. -- Opportunity Growth Portfolio and AAL Variable Product Series Fund, Inc. -- International Portfolio, respectively:

	Capital Loss	Expiration
Portfolio	Carryover	Year

Mid Cap Growth	$8,717,228	2008
	36,932,362	2009
	10,809,135	2010
	------------------
	$56,458,725
	==========

Partner International Stock	$20,129,600	2009
	2,858,197	2010
	------------------
	$2,987,797
	==========

Thrivent Series Fund, Inc. Notes to Financial Statements December 31, 2005

(4) TAX INFORMATION -- continued

The following capital loss carryovers were utilized during 2005: Technology Portfolio, $459,039; Mid Cap Growth Portfolio, $55,032,082; Mid Cap Growth Portfolio II, $1,174,516; Partner International Stock Portfolio, $13,737,782; Partner All Cap Portfolio, $6,018,569; Large Cap Growth Portfolio, $68,396,688; Large Cap Growth Portfolio II, $684,066; Partner Growth Stock Portfolio, $503,514; Large Cap Value Portfolio, $5,427,959; Large Cap Index Portfolio, $7,484,798; Balanced Portfolio, $4,571,295; High Yield Portfolio II, $17,192.

The following Portfolios deferred, on a tax basis, the following post-October 2005 losses:

Post-October
Portfolio	Loss

Partner Small Cap Growth	$ 67,312
Partner International Stock	133,121
High Yield	6,032,732
High Yield II	52,363
Income	2,402,315
Bond Index	270,298
Mortgage Securities	122,292

These amounts are deferred for tax purposes and deemed
to occur in the next fiscal year.

The tax character of distributions paid during the years ended December 31, 2005 and 2004 was as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2005	2004	2005	2004

Aggressive Allocation	$30,327	N/A	$ --	N/A
Moderately Aggressive Allocation	418,132	N/A	--	N/A
Moderate Allocation	1,114,365	N/A	--	N/A
Moderately Conservative Allocation	846,531	N/A	--	N/A
Technology	172,301	$--	--	$--
Partner Small Cap Growth	--	--	2,916,428	--
Partner Small Cap Value	2,294,679	375,233	418,766	--
Small Cap Stock	7,279,059	2,220,561	12,239,065	--
Small Cap Index	3,429,846	1,587,468	26,324,194	--
Mid Cap Growth	1,399	--	--	--
Partner Mid Cap Value	118,681	N/A	--	N/A
Mid Cap Stock	3,392,028	751,663	3,217,233	--
Mid Cap Index	2,085,948	47,021	3,176,770	--
Partner International Stock	8,561,457	6,011,108	--	--
Partner All Cap	326,692	36,778	--	--
Large Cap Growth	18,927,026	12,368,748	--	--
Large Cap Growth II	358,500	45	--	--
Partner Growth Stock	546,637	757	--	--
Large Cap Value	4,173,929	270	--	--
Large Cap Stock	4,208,925	863	3,317,860	--
Large Cap Index	12,962,129	8,496,133	--	--
Real Estate Securities	9,317,770	201,002	1,263,627	104,956
Balanced	18,577,360	16,194,049	--	--
High Yield	67,636,452	69,903,021	--	--
High Yield II	7,440,927	6,387,564	--	--
Income	45,478,662	44,515,783	2,442,038	--
Bond Index	11,799,656	10,801,114	--	914,395
Limited Maturity Bond	13,517,827	8,010,036	86,840	138,684
Mortgage Securities	2,836,623	1,794,672	--	--
Money Market	9,447,486	2,767,198	--	--

Thrivent Series Fund, Inc. Notes to Financial Statements December 31, 2005

At December 31, 2005, the gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

				Net Unrealized
	Federal	Unrealized	Unrealized	Appreciation
Portfolio	Tax Cost	Appreciation	(Depreciation)	(Depreciation)

Aggressive Allocation	$ 68,896,765	$ 2,916,945	$ (5,492)	$ 2,911,453
Moderately Aggressive Allocation	229,889,511	8,354,761	(136,811)	8,217,950
Moderate Allocation	320,890,278	10,693,283	(406,864)	10,286,419
Moderately Conservative Allocation	143,738,026	3,299,129	(294,401)	3,004,728
Technology	61,695,917	9,988,491	(2,709,118)	7,279,373
Partner Small Cap Growth	72,586,752	11,015,416	(2,027,936)	8,987,480
Partner Small Cap Value	119,502,194	14,876,996	(4,809,252)	10,067,744
Small Cap Stock	294,568,665	50,208,099	(4,058,723)	46,149,376
Small Cap Index	464,524,266	168,960,184	(36,478,016)	132,482,168
Mid Cap Growth	724,180,143	152,274,394	(15,934,974)	136,339,420
Mid Cap Growth II	37,936,207	7,459,925	(645,493)	6,814,432
Partner Mid Cap Value	22,516,456	1,326,497	(220,635)	1,105,862
Mid Cap Stock	229,607,980	24,324,204	(2,401,791)	21,922,413
Mid Cap Index	170,537,466	37,773,839	(4,801,626)	32,972,213
Partner International Stock	1,054,596,650	181,899,878	(17,616,363)	164,283,515
Partner All Cap	77,795,975	14,360,793	(668,536)	13,692,257
Large Cap Growth	2,206,497,050	376,679,049	(103,277,979)	273,401,070
Large Cap Growth II	40,108,297	6,265,919	(1,237,418)	5,028,501
Partner Growth Stock	107,572,540	20,979,168	(1,755,967)	19,223,201
Large Cap Value	466,798,515	65,152,689	(6,274,468)	58,878,221
Large Cap Stock	562,786,573	70,377,951	(12,540,423)	57,837,528
Large Cap Index	682,997,717	231,723,832	(93,505,298)	138,218,534
Real Estate Securities	252,140,388	47,870,141	(2,742,486)	45,127,655
Balanced	736,303,826	106,753,600	(46,342,432)	60,411,168
High Yield	894,264,537	19,832,638	(17,408,796)	2,423,842
High Yield II	105,851,532	2,144,743	(1,433,358)	711,385
Income	1,167,308,732	6,915,591	(10,931,709)	(4,016,118)
Bond Index	419,345,906	679,678	(2,086,059)	(1,406,381)
Limited Maturity Bond	557,377,499	206,394	(4,309,417)	(4,103,023)
Mortgage Securities	120,867,669	176,846	(1,180,174)	(1,003,328)
Money Market	374,305,736	--	--	--

Thrivent Series Fund, Inc. Notes to Financial Statements December 31, 2005

(5) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities --
For the period or year ended December 31, 2005, the cost of
purchases and the proceeds from sales of investment securi-
ties other than U.S. Government and short-term securities
were as follows:
	In thousands

Portfolio	Purchases	Sales

Aggressive Allocation	$ 69,338	$ 1,845
Moderately Aggressive Allocation	226,368	3,462
Moderate Allocation	309,758	5,077
Moderately Conservative Allocation	131,764	2,518
Technology	25,888	25,487
Partner Small Cap Growth	63,386	55,440
Partner Small Cap Value	56,046	33,200
Small Cap Stock	303,803	260,416
Small Cap Index	65,671	111,692
Mid Cap Growth	975,812	1,092,184
Mid Cap Growth II	50,032	54,438
Partner Mid Cap Value	22,388	3,414
Mid Cap Stock	258,459	178,845
Mid Cap Index	48,735	29,482
Partner International Stock	589,013	372,083
Partner All Cap	112,724	103,081
Large Cap Growth	2,576,065	2,775,403
Large Cap Growth II	47,386	51,003
Partner Growth Stock	51,858	47,180
Large Cap Value	326,972	217,085
Large Cap Stock	422,850	294,837
Large Cap Index	53,845	104,948
Real Estate Securities	252,771	179,990
Balanced	103,450	101,160
High Yield	422,274	479,991
High Yield II	63,119	69,408
Income	918,791	886,764
Bond Index	90,925	27,588
Limited Maturity Bond	338,521	199,344
Mortgage Securities	28,910	34,392

Purchases and Sales of U.S. Government Securities were:
	In thousands

Portfolio	Purchases	Sales

Balanced	$ 840,091	$ 878,054
Income	1,732,556	1,713,036
Bond Index	1,053,017	1,063,707
Limited Maturity Bond	843,517	805,110
Mortgage Securities	689,003	680,445

(B) Investments in Restricted Securities -- The High Yield Portfolio owns restricted securities that were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. For the High Yield Portfolio, the aggregate value of restricted securities was $76 at December 31, 2005, which represented 0.00% of net assets. The Portfolio has no right to require registration of unregistered securities.

(C) Investments in High-Yielding Securities -- The High Yield and High Yield II Portfolios invest primarily in high-yielding fixed-income securities. Each of the other Portfolios except the Money Market Portfolio may also invest in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(D) Investments in Options and Futures Contracts -- The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Portfolio’s hedging strategy unsuccessful and could result in a loss to the Portfolio. In the event that a liquid secondary market would not exist, the Portfolio could be prevented from entering into a closing transaction which could result in additional losses to the Portfolio.

(E) Written Option Contracts -- The number of contracts and premium amounts associated with call option contracts written during the year ended December 31, 2005 were as follows:

	Large Cap Growth
	---------------------------------------------------------------------------------------------------------
	Number of	Premium
	Contracts	Amount
	------------------	------------------
Balance at December 31, 2004	93	$32,270
Opened	17,643	1,751,257
Closed	(11,260)	(1,238,914)
Expired	(2,766)	(254,687)
Exercised	(1,685)	(196,330)
	------------------	------------------
Balance at December 31, 2005	2,025	$93,596
	==========	==========

Thrivent Series Fund, Inc. Notes to Financial Statements December 31, 2005

				Limited Maturity Bond
				---------------------------------------------------------------------------------------------------------
	Large Cap Growth II
	---------------------------------------------------------------------------------------------------------			Number of	Premium
				Contracts	Amount
	Number of	Premium		------------------	------------------
	Contracts	Amount	Balance at December 31, 2004	--	$--
	------------------	------------------
Balance at December 31, 2004	2	$694	Opened	378	160,336

Opened	368	37,227	Closed	(345)	(150,106)

Closed	(236)	(26,431)	Expired	(33)	(10,230)

Expired	(56)	(5,258)	Exercised	--	--
				------------------	------------------
Exercised	(33)	(4,152)	Balance at December 31, 2005	--	--
	------------------	------------------		===========	===========
Balance at December 31, 2005	45	$2,080
	===========	===========

				Mortgage Securities
				---------------------------------------------------------------------------------------------------------
	Income			Number of	Premium
	---------------------------------------------------------------------------------------------------------			Contracts	Amount
	Number of	Premium		------------------	------------------
	Contracts	Amount	Balance at December 31, 2004	4	$11,563
	------------------	------------------
Balance at December 31, 2004	--	$--	Opened	20	102,109

Opened	1,728	732,963	Closed	--	--
Closed	(1,580)	(687,083)	Expired	(9)	(31,250)
Expired	(148)	(45,880)	Exercised	(14)	(71,875)
Exercised	--	--		------------------	------------------
	------------------	------------------	Balance at December 31, 2005	1	$10,547
Balance at December 31, 2005	--	--		===========	===========
	===========	===========

(6) INVESTMENTS IN AFFILIATES

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund. A summary of transactions for the period or year ended December 31, 2005, in the Money Market Portfolio, is as follows:

	Gross	Gross	Balance of		Dividend Income
	Purchases and	Sales and	Shares Held at	Value	Period ending
Portfolio	Additions	Reductions	December 31, 2005	December 31, 2005	December 31, 2005

Aggressive Allocation	$1,408,596	$9,628	1,398,968	$1,398,968	$11,490
Moderately Aggressive Allocation	6,971,002	--	6,971,002	6,971,002	58,157
Moderate Allocation	19,304,406	3,093,787	16,210,619	16,210,619	161,251
Moderately Conservative Allocation	15,776,334	1,306,154	14,470,180	14,470,180	142,063
Technology	18,201,673	18,441,989	1,994,997	1,994,997	59,134
Partner Small Cap Growth	14,042,375	14,169,346	748,414	748,414	30,275
Partner Small Cap Value	24,528,216	23,732,610	3,857,158	3,857,158	88,726
Small Cap Stock	11,844,694	9,843,765	11,093,782	11,093,782	267,550
Small Cap Index	52,434,654	48,949,650	6,845,726	6,845,726	82,490
Mid Cap Growth	11,823,185	10,186,677	10,961,751	10,961,751	269,829
Mid Cap Growth II	14,592,903	14,012,819	1,468,786	1,468,786	29,724
Partner Mid Cap Value	4,570,810	3,552,253	1,018,557	1,018,557	2,960
Mid Cap Stock	22,356,102	16,332,384	10,632,412	10,632,412	203,024
Mid Cap Index	34,445,873	35,581,289	1,364,140	1,364,140	102,229
Partner International Stock	5,759,800	4,998,889	10,197,659	10,197,659	267,724
Partner All Cap	6,346,772	4,944,985	1,401,787	1,401,787	7,966
Large Cap Growth	60,010,314	62,187,099	7,366,353	7,366,353	212,601
Large Cap Growth II	8,874,424	8,922,928	315,160	315,160	11,060
Partner Growth Stock	7,772,780	3,569,522	4,203,259	4,203,259	18,948
Large Cap Value	30,328,799	26,983,509	10,234,309	10,234,309	259,423
Large Cap Stock	3,439,836	3,111,325	9,794,145	9,794,145	270,517
Large Cap Index	44,034,153	51,676,895	1,631,168	1,631,168	161,066

Thrivent Series Fund, Inc. Notes to Financial Statements December 31, 2005

(6) INVESTMENTS IN AFFILIATES -- continued

	Gross	Gross	Balance of		Dividend Income
	Purchases and	Sales and	Shares Held at	Value	Period ending
Portfolio	Additions	Reductions	December 31, 2005	December 31, 2005	December 31, 2005

Real Estate Securities	$75,589,732	$69,873,197	10,874,368	$10,874,368	$182,234
Balanced	557,697	305,644	9,649,632	9,649,632	267,915
High Yield	4,588,117	3,143,607	10,214,157	10,214,157	273,540
High Yield II	36,591,908	37,348,137	2,434,246	2,434,246	98,045
Income	13,668,179	12,295,047	10,660,964	10,660,964	268,757
Bond Index	527,775	414,397	9,661,051	9,661,051	269,131
Limited Maturity Bond	13,981,896	12,489,120	10,854,913	10,854,913	263,904
Mortgage Securities	2,220,510	4,973,613	789	789	9,615

A summary of transactions for the period or year ended December 31, 2005, in the Thrivent Financial Securities Lending Trust, is as follows:

	Gross	Gross	Balance of
	Purchases and	Sales and	Shares Held	Value
	Additions	Reductions	December 31, 2005	December 31, 2005

Technology	$ 27,592,576	$ 21,488,550	9,290,504	$ 9,290,504
Partner Small Cap Growth	32,933,120	28,299,241	16,717,672	16,717,672
Partner Small Cap Value	88,925,865	73,702,378	23,078,263	23,078,263
Small Cap Stock	228,431,966	221,300,028	50,863,737	50,863,737
Small Cap Index	366,448,170	340,801,256	123,352,381	123,352,381
Mid Cap Growth	513,147,562	509,744,500	109,171,954	109,171,954
Mid Cap Growth II	23,727,062	22,493,684	6,340,896	6,340,896
Partner Mid Cap Value	6,722,516	4,269,737	2,452,779	2,452,779
Mid Cap Stock	139,970,950	124,291,608	29,664,156	29,664,156
Mid Cap Index	120,834,007	105,521,041	33,229,492	33,229,492
Partner International Stock	661,637,478	681,702,946	164,284,794	164,284,794
Partner All Cap Growth	54,805,741	48,008,728	9,700,255	9,700,255
Large Cap Growth	1,423,201,112	1,428,507,058	97,503,214	97,503,214
Large Cap Growth II	14,197,257	12,401,757	2,395,200	2,395,200
Partner Growth Stock	74,171,957	71,139,311	5,829,960	5,829,960
Large Cap Value	221,017,896	214,559,257	11,703,347	11,703,347
Large Cap Stock	236,875,543	228,140,605	16,740,878	16,740,878
Large Cap Index	293,183,779	300,840,468	25,472,775	25,472,775
Real Estate Securities	175,493,240	169,131,555	19,285,164	19,285,164
Balanced	311,632,883	326,380,234	73,209,326	73,209,326
High Yield	553,681,138	536,083,450	108,934,400	108,934,400
High Yield II	66,361,225	68,734,839	14,302,130	14,302,130
Income	811,681,170	801,204,820	124,243,268	124,243,268
Bond Index	184,321,251	189,105,019	64,883,855	64,883,855
Limited Maturity Bond	344,042,416	332,551,105	57,277,190	57,277,190

A summary of transactions for the Thrivent Allocation Portfolios for the year ended December 31, 2005, in the following Thrivent Portfolios, is as follows:

	Gross	Gross	Balance of		Dividend Income
	Purchases and	Sales and	Shares Held at	Value	Period ending
Portfolio	Additions	Reductions	December 31, 2005	December 31, 2005	December 31, 2005

Aggressive Allocation
Partner Small Cap Growth	$ 2,773,459	$ 36,178	234,121	$ 2,835,070	$--
Partner Small Cap Value	2,773,459	34,811	165,941	2,790,428	--
Small Cap Stock	3,466,489	28,987	242,324	3,543,750	--

Thrivent Series Fund, Inc.
Notes to Financial Statements
December 31, 2005

	Gross	Gross	Balance of		Dividend Income
	Purchases and	Sales and	Shares Held at	Value	Period ending
Portfolio	Additions	Reductions	December 31, 2005	December 31, 2005	December 31, 2005

Mid Cap Growth	$ 2,773,459	$ 28,553	177,288	$ 2,873,851	$--
Partner Mid Cap Value	2,789,235	24,173	246,612	2,830,813	9,622
Mid Cap Stock	4,159,254	35,031	337,336	4,323,432	--
Partner International Stock	17,413,496	144,936	1,365,560	18,610,125	--
Large Cap Growth	11,105,965	95,464	726,186	11,377,807	--
Large Cap Value	8,700,386	424,542	723,412	8,524,690	--
Large Cap Stock	8,447,047	183,351	879,625	8,459,350	--
Real Estate Securities	2,900,129	175,832	156,604	2,844,405	--
Limited Maturity Bond	2,035,725	633,527	140,705	1,395,529	15,797
Money Market	1,408,596	9,628	1,398,968	1,398,968	11,490

Moderately Aggressive Allocation
Partner Small Cap Growth	6,869,539	--	584,681	7,080,142	--
Partner Small Cap Value	6,870,417	--	414,189	6,964,925	--
Small Cap Stock	7,200,550	359,309	483,914	7,076,763	--
Mid Cap Growth	6,860,746	--	442,639	7,175,219	--
Partner Mid Cap Value	6,907,808	--	615,547	7,065,741	23,999
Mid Cap Stock	9,164,348	--	748,689	9,595,495	--
Partner International Stock	52,802,067	--	4,178,880	56,950,621	--
Large Cap Growth	32,093,455	--	2,115,350	33,143,089	--
Large Cap Value	25,479,905	227,725	2,207,294	26,010,748	--
Large Cap Stock	25,224,387	--	2,683,472	25,806,947	--
Real Estate Securities	9,485,469	389,273	521,877	9,478,848	--
Income	13,298,676	1,639,985	1,166,048	11,602,059	146,672
Limited Maturity Bond	24,110,806	846,185	2,337,732	23,185,862	226,718
Money Market	6,971,002	--	6,971,002	6,971,002	58,157

Moderate Allocation
Small Cap Stock	19,106,919	--	1,349,898	19,740,908	--
Mid Cap Stock	22,287,981	--	1,830,490	23,460,297	--
Partner International Stock	57,530,916	--	4,578,830	62,401,219	--
Large Cap Growth	41,495,774	--	2,742,896	42,975,420	--
Large Cap Value	31,968,575	--	2,800,722	33,003,709	--
Large Cap Stock	35,181,918	--	3,745,223	36,017,811	--
Real Estate Securities	15,882,679	47,640	908,332	16,498,028	--
High Yield	13,090,631	--	2,593,471	12,999,256	288,713
Income	24,549,952	5,028,960	1,948,666	19,389,028	273,861
Limited Maturity Bond	48,662,389	--	4,888,073	48,480,402	506,049
Money Market	19,304,406	3,093,787	16,210,619	16,210,619	161,251

Moderately Conservative
Small Cap Stock	5,685,755	--	401,983	5,878,604	--
Mid Cap Stock	5,686,108	--	467,181	5,987,575	--
Partner International Stock	17,115,496	--	1,362,948	18,574,534	--
Large Cap Growth	14,248,845	--	942,609	14,768,706	--
Large Cap Value	9,985,357	--	875,596	10,318,021	--
Large Cap Stock	11,418,466	--	1,216,530	11,699,373	--
Real Estate Securities	4,834,608	643,010	243,408	4,421,013	--

Thrivent Series Fund, Inc. Notes to Financial Statements

December 31, 2005

(6) INVESTMENTS IN AFFILIATES -- continued

	Gross	Gross	Balance of		Dividend Income
	Purchases and	Sales and	Shares Held at	Value	Period ending
Portfolio	Additions	Reductions	December 31, 2005	December 31, 2005	December 31, 2005

High Yield	$ 5,842,138	$--	1,157,717	$ 5,802,826	$130,295
Income	17,847,638	1,875,358	1,595,087	15,870,954	218,782
Limited Maturity Bond	39,099,260	--	3,927,261	38,950,968	408,283
Money Market	15,776,334	1,306,154	14,470,180	14,470,180	142,063

(7) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Funds are permitted to purchase or sell securities from or to certain other Portfolios under specified conditions outlined in procedures adopted by the Board of Directors. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio or fund that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Directors and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2005, the Portfolios engaged in purchases and sales of securities of $20,357,042 and $20,484,168, respectively.

(8) SHARES OF BENEFICIAL INTEREST

The shares of each Portfolio have equal rights and privileges with all shares of that Portfolio. Shares in the Portfolio are currently sold only to separate accounts of Thrivent Financial, Thrivent Life Insurance Company and retirement plans sponsored by Thrivent Financial.

Authorized capital stock consists of ten billion shares as follows:

	Shares	Par
Portfolio	Authorized	Value

Aggressive Allocation	125,000,000	$0.01
Moderately Aggressive Allocation	125,000,000	0.01
Moderate Allocation	125,000,000	0.01
Moderately Conservative Allocation	125,000,000	0.01

	Shares	Par
Portfolio	Authorized	Value

Technology	125,000,000	$0.01
Partner Small Cap Growth	125,000,000	0.01
Partner Small Cap Value	125,000,000	0.01
Small Cap Stock	150,000,000	0.01
Small Cap Index	200,000,000	0.01
Mid Cap Growth	400,000,000	0.01
Mid Cap Growth II	125,000,000	0.01
Partner Mid Cap Value	125,000,000	0.01
Mid Cap Stock	125,000,000	0.01
Mid Cap Index	150,000,000	0.01
Partner International Stock	400,000,000	0.01
Partner All Cap	125,000,000	0.01
Large Cap Growth	1,000,000,000	0.01
Large Cap Growth II	125,000,000	0.01
Partner Growth Stock	125,000,000	0.01
Large Cap Value	200,000,000	0.01
Large Cap Stock	400,000,000	0.01
Large Cap Index	200,000,000	0.01
Real Estate Securities	150,000,000	0.01
Balanced	400,000,000	0.01
High Yield	1,000,000,000	0.01
High Yield II	200,000,000	0.01
Income	1,000,000,000	0.01
Bond Index	200,000,000	0.01
Limited Maturity Bond	200,000,000	0.01
Mortgage Securities	125,000,000	0.01
Money Market	2,000,000,000	0.01

Thrivent Series Fund, Inc. Notes to Financial Statements December 31, 2005

Transactions in shares of beneficial interest were as follows:

			Portfolios
	-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
			Moderately Aggressive
	Aggressive Allocation (a)		Allocation (a)		Moderate Allocation (a)
	--------------------------------------------------------------		----------------------------------------------------------		----------------------------------------------------------
Year Ended December 31, 2005	Shares	Amount	Shares	Amount	Shares	Amount
--------------------------------------------------	----------------	------------------	----------------	----------------	----------------	----------------
Sold	6,482,981	$ 71,160,066	21,393,533	$231,137,948	30,233,793	$321,025,656

Dividends and Distributions	2,651	30,327	37,360	418,132	101,677	1,114,365

Redeemed	(208,910)	(2,298,227)	(157,630)	(1,686,499)	(121,260)	(1,276,632)
	----------------	------------------	----------------	----------------	----------------	----------------
Net Change	6,276,722	$ 68,892,166	21,273,263	$229,869,581	30,214,210	$320,863,389
	========	=========	========	=========	========	========

			Portfolios
	-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
	Moderately Conservative
	Allocation (a)		Technology		Partner Small Cap Growth
	----------------------------------------------------------		----------------------------------------------------------		----------------------------------------------------------
Year Ended December 31, 2005	Shares	Amount	Shares	Amount	Shares	Amount
--------------------------------------------------	----------------	------------------	----------------	----------------	----------------	----------------
Sold	13,848,111	$ 144,806,702	1,553,366	$ 10,841,046	1,462,000	$ 16,900,724

Dividends and Distributions	79,291	846,531	24,873	172,301	257,758	2,916,428

Redeemed	(184,959)	(1,933,382)	(1,407,755)	(9,870,367)	(748,162)	(8,549,618)
	----------------	------------------	----------------	----------------	----------------	----------------

Net Change	13,742,443	$ 143,719,851	170,484	$ 1,142,980	971,596	$ 11,267,534
	========	==========	========	=========	======	========

Year Ended December 31, 2004
--------------------------------------------------

Sold	--	$ --	3,126,014	$ 21,609,158	1,370,246	$ 15,460,077

Dividends and Distributions	--	--	--	--	--	--

Redeemed	--	--	(1,276,262)	(8,663,478)	(612,170)	(6,850,915)
	----------------	------------------	----------------	----------------	----------------	----------------

Net Change	--	$--	1,849,752	$ 12,945,680	758,076	$ 8,609,162
	========	========	========	========	========	========

			Portfolios
	-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
	Partner Small Cap Value		Small Cap Stock		Small Cap Index
	----------------------------------------------------------		----------------------------------------------------------		----------------------------------------------------------
Year Ended December 31, 2005	Shares	Amount	Shares	Amount	Shares	Amount
--------------------------------------------------	----------------	------------------	----------------	----------------	----------------	----------------
Sold	2,120,376	$ 34,162,321	5,426,928	$ 75,792,381	1,756,891	$ 32,355,445

Dividends and Distributions	170,191	2,713,445	1,446,730	19,518,125	1,636,762	29,754,040

Redeemed	(656,245)	(10,638,071)	(1,747,313)	(24,351,922)	(4,218,807)	(78,582,663)
	----------------	------------------	----------------	----------------	----------------	----------------

Net Change	1,634,322	$ 26,237,695	5,126,345	$ 70,958,584	(825,154)	$(16,473,178)
	========	========	========	========	========	========
Year Ended December 31, 2004
--------------------------------------------------

Sold	3,381,103	$ 49,589,129	3,199,497	$ 41,618,113	2,895,380	$ 48,686,024

Dividends and Distributions	26,216	375,233	172,297	2,220,561	96,016	1,587,468

Redeemed	(165,487)	(2,381,272)	(1,363,868)	(17,819,614)	(2,700,428)	(45,526,643)
	----------------	------------------	----------------	----------------	----------------	----------------

Net Change	3,241,832	$ 47,583,090	2,007,926	$ 26,019,060	290,968	$ 4,746,849
	========	=========	========	========	========	========

(a) For the period from April 29, 2005 (Inception) to December 31, 2005.

Thrivent Series Fund, Inc. Notes to Financial Statements

December 31, 2005

(8) SHARES OF BENEFICIAL INTEREST -- continued

			Portfolios
	-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
	Mid Cap Growth		Mid Cap Growth II		Partner Mid Cap Value (a)
	----------------------------------------------------------		----------------------------------------------------------		----------------------------------------------------------
Year Ended December 31, 2005	Shares	Amount	Shares	Amount	Shares	Amount
--------------------------------------------------	----------------	------------------	----------------	----------------	----------------	----------------
Sold	2,260,869	$ 33,561,587	393,852	$ 3,704,906	1,875,536	$ 20,393,077
Dividends and Distributions	97	1,399	--	--	10,339	118,680
Redeemed	(10,021,410)	(148,874,953)	(820,399)	(7,978,490)	(34,930)	(393,074)
	----------------	------------------	----------------	----------------	----------------	----------------
Net Change	(7,760,444)	$(115,311,967)	(426,547)	$ (4,273,584)	1,850,945	$ 20,118,683
	========	========	========	========	========	========
Year Ended December 31, 2004
--------------------------------------------------
Sold	3,809,585	$ 50,448,179	1,094,604	$ 9,397,753	--	$ --
Issued in connection with acquisition
of LB Opportunity Growth Portfolio	20,462,181	264,788,810	--	--	--	--
Dividends and Distributions	--	--	--	--	--	--
Redeemed	(7,000,228)	(91,963,035)	(781,452)	(6,740,982)	--	--
	----------------	------------------	----------------	----------------	----------------	----------------
Net Change	17,271,538	$ 223,273,954	313,152	$ 2,656,771	--	$ --
	========	========	========	========	========	========

			Portfolios
	-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
	Mid Cap Stock		Mid Cap Index		Partner International Stock
	----------------------------------------------------------		----------------------------------------------------------		----------------------------------------------------------
Year Ended December 31, 2005	Shares	Amount	Shares	Amount	Shares	Amount
--------------------------------------------------	----------------	------------------	----------------	----------------	----------------	----------------
Sold	7,866,477	$ 93,720,276	2,508,070	$ 33,044,962	21,735,196	$268,056,031
Dividends and Distributions	587,479	6,609,261	406,897	5,262,718	700,639	8,561,457
Redeemed	(537,772)	(6,353,169)	(1,181,862)	(16,089,184)	(4,444,764)	(55,718,989)
	----------------	------------------	----------------	----------------	----------------	----------------
Net Change	7,916,184	$ 93,976,368	1,733,105	$ 22,218,496	17,991,071	$220,898,499
	========	========	========	========	========	========
Year Ended December 31, 2004
--------------------------------------------------
Sold	2,614,658	$ 27,326,603	3,982,383	$ 47,697,798	9,867,740	$106,538,059
Issued in connection with acquisition
of AAL International Portfolio	--	--	--	--	11,818,908	123,223,934
Dividends and Distributions	72,508	751,663	3,905	47,021	555,191	6,011,108
Redeemed	(418,481)	(4,327,443)	(442,824)	(5,339,819)	(2,357,302)	(25,432,734)
	----------------	------------------	----------------	----------------	----------------	----------------
Net Change	2,268,685	$ 23,750,823	3,543,464	$ 42,405,000	19,884,537	$210,340,367
	========	========	========	========	========	========

			Portfolios
	-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
	Partner All Cap		Large Cap Growth		Large Cap Growth II
	----------------------------------------------------------		----------------------------------------------------------		----------------------------------------------------------
Year Ended December 31, 2005	Shares	Amount	Shares	Amount	Shares	Amount
--------------------------------------------------	----------------	------------------	----------------	----------------	----------------	----------------
Sold	1,911,061	$ 17,990,209	13,227,807	$ 195,155,130	464,273	$ 4,428,210
Dividends and Distributions	35,457	326,692	1,333,021	18,927,026	38,163	358,500
Redeemed	(802,711)	(7,632,244)	(28,833,859)	(423,706,651)	(885,733)	(8,587,839)
	----------------	------------------	----------------	------------------	----------------	----------------
Net Change	1,143,807	$ 10,684,657	(14,273,031)	$(209,624,495)	(383,297)	$ (3,801,129)
	========	========	========	========	========	----------------
Year Ended December 31, 2004
--------------------------------------------------
Sold	1,432,899	$ 11,485,094	8,724,229	$120,467,561	1,013,270	$ 9,243,488
Dividends and Distributions	4,594	36,778	878,518	12,368,748	5	45
Redeemed	(940,674)	(7,508,171)	(23,678,128)	(326,398,243)	(829,843)	(7,556,144)
	----------------	------------------	----------------	------------------	----------------	----------------
Net Change	496,819	$ 4,013,701	(14,075,381)	$(193,561,934)	183,432	$ 1,687,389
	========	========	========	==========	========	========

(a) For the period from April 29, 2005 (Inception) to December 31, 2005.

260

	Thrivent Series Fund, Inc.
	Notes to Financial Statements
	December 31, 2005

			Portfolios
	------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
	Partner Growth Stock		Large Cap Value		Large Cap Stock
	------------------------------------------------------------		------------------------------------------------------------		------------------------------------------------------------
Year Ended December 31, 2005	Shares	Amount	Shares	Amount	Shares	Amount
--------------------------------------------------	----------------	------------------	----------------	----------------	----------------	----------------
Sold	1,703,745	$ 18,769,782	13,712,453	$154,345,228	17,730,875	$163,935,433
Dividends and Distributions	50,293	546,637	376,101	4,173,929	822,150	7,526,785
Redeemed	(1,188,252)	(13,413,510)	(1,966,788)	(22,401,245)	(3,624,414)	(34,028,574)
	----------------	------------------	----------------	----------------	----------------	----------------
Net Change	565,786	$ 5,902,909	12,121,766	$136,117,912	14,928,611	$137,433,644
	========	========	========	========	========	==========
Year Ended December 31, 2004
--------------------------------------------------
Sold	3,343,262	$ 34,525,456	9,532,572	$ 96,465,783	15,514,647	$134,379,090
Dividends and Distributions	72	757	27	270	99	863
Redeemed	(591,425)	(6,079,135)	(583,367)	(5,880,016)	(811,745)	(6,951,904)
	----------------	------------------	----------------	----------------	----------------	----------------
Net Change	2,751,909	$ 28,447,078	8,949,232	$ 90,586,037	14,703,001	$127,428,049
	========	========	========	========	========	========

			Portfolios
	------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
	Large Cap Index		Real Estate Securities		Balanced
	------------------------------------------------------------		------------------------------------------------------------		------------------------------------------------------------
Year Ended December 31, 2005	Shares	Amount	Shares	Amount	Shares	Amount
--------------------------------------------------	----------------	------------------	----------------	----------------	----------------	----------------
Sold	2,649,741	$ 56,249,778	5,311,468	$ 88,337,171	1,836,428	$ 27,502,345
Dividends and Distributions	610,831	12,962,129	698,488	10,581,397	1,249,738	18,577,360
Redeemed	(6,068,047)	(130,537,450)	(1,157,736)	(19,968,803)	(9,216,726)	(139,113,887)
	----------------	------------------	----------------	----------------	----------------	----------------
Net Change	(2,807,475)	$ (61,325,543)	4,852,220	$ 78,949,765	(6,130,560)	$(93,034,182)
	========	========	========	========	========	========
Year Ended December 31, 2004
--------------------------------------------------
Sold	4,867,187	$ 97,654,803	6,391,646	$ 89,638,128	4,428,989	$ 64,029,243
Dividends and Distributions	420,809	8,496,133	22,800	305,958	1,118,126	16,194,049
Redeemed	(3,470,112)	(69,627,218)	(240,650)	(3,141,877)	(6,438,072)	(93,144,399)
	----------------	------------------	----------------	----------------	----------------	----------------
Net Change	1,817,884	$ 36,523,718	6,173,796	$ 86,802,209	(890,957)	$(12,921,107)
	========	========	========	========	========	========

			Portfolios
	------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
	High Yield		High Yield II		Income
	------------------------------------------------------------		------------------------------------------------------------		------------------------------------------------------------
Year Ended December 31, 2005	Shares	Amount	Shares	Amount	Shares	Amount
--------------------------------------------------	----------------	------------------	----------------	----------------	----------------	----------------
Sold	9,947,331	$ 50,635,813	864,615	$ 5,756,659	10,373,329	$104,336,009
Dividends and Distributions	13,306,418	67,636,454	1,123,692	7,440,928	4,756,352	47,920,699
Redeemed	(32,544,211)	(165,231,598)	(3,084,543)	(20,397,162)	(18,547,436)	(186,688,072)
	----------------	------------------	----------------	----------------	----------------	----------------
Net Change	(9,290,462)	$ (46,959,331)	(1,096,236)	$ (7,199,575)	(3,417,755)	$ (34,431,364)
	========	========	========	========	========	========
Year Ended December 31, 2004
--------------------------------------------------
Sold	11,366,011	$ 58,252,174	4,672,337	$ 31,097,759	5,950,970	$ 60,567,525
Dividends and Distributions	13,660,026	69,903,020	960,269	6,387,564	4,380,273	44,515,783
Redeemed	(21,265,435)	(108,609,464)	(1,438,876)	(9,587,195)	(18,636,615)	(189,246,065)
	----------------	------------------	----------------	----------------	----------------	----------------
Net Change	3,760,602	$ 19,545,730	4,193,730	$ 27,898,128	(8,305,372)	$(84,162,757)
	========	========	========	========	========	========

Thrivent Series Fund, Inc. Notes to Financial Statements December 31, 2005

(8) SHARES OF BENEFICIAL INTEREST -- continued

			Portfolios
	--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
	Bond Index		Limited Maturity Bond		Mortgage Securities
	--------------------------------------------------------------		--------------------------------------------------------------		--------------------------------------------------------------
Year Ended December 31, 2005	Shares	Amount	Shares	Amount	Shares	Amount
--------------------------------------------------	----------------	------------------	----------------	----------------	----------------	----------------
Sold	2,706,043	$ 28,213,850	16,887,487	$ 168,388,766	1,504,821	$ 14,898,032
Dividends and Distributions	1,133,673	11,799,656	1,363,054	13,604,667	287,663	2,836,623
Redeemed	(3,609,823)	(37,491,504)	(3,790,941)	(37,821,740)	(676,029)	(6,652,272)
	----------------	------------------	----------------	------------------	----------------	----------------
Net Change	229,893	$ 2,522,002	14,459,600	$ 144,171,693	1,116,455	$ 11,082,383
	========	========	========	========	========	========
Year Ended December 31, 2004
--------------------------------------------------
Sold	4,876,878	$ 51,357,159	11,166,326	$ 113,297,513	3,115,255	$ 31,040,028
Dividends and Distributions	1,114,737	11,715,509	803,910	8,148,720	180,293	1,794,672
Redeemed	(2,910,539)	(30,479,540)	(2,079,167)	(21,090,869)	(336,568)	(3,345,334)
	----------------	------------------	----------------	------------------	----------------	----------------
Net Change	3,081,076	$ 32,593,128	9,891,069	$ 100,355,364	2,958,980	$ 29,489,366
	========	========	========	========	========	========

	Portfolio
	----------------------------------------------------------------------------
	Money Market
	---------------------------------------------------------------
Year Ended December 31, 2005	Shares	Amount
--------------------------------------------------	----------------	------------------
Sold	642,818,028	$ 642,818,028
Dividends and Distributions	9,447,486	9,447,486
Redeemed	(601,822,005)	(601,822,005)
	----------------	------------------
Net Change	50,443,509	$ 50,443,509
	========	========
Year Ended December 31, 2004
--------------------------------------------------
Sold	273,271,019	$ 273,271,019
Dividends and Distributions	2,767,198	2,767,198
Redeemed	(242,115,271)	(242,115,271)
	----------------	------------------
Net Change	33,922,946	$ 33,922,946
	========	========

This page intentionally left blank.

Thrivent Series Fund, Inc. Financial Highlights

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

						Less Distributions
		Income from Investment Operations				from
	-------------------------------------------------------------------------------------------------------------------------------------				-----------------------------------------------------------------------------------------
	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain (Loss) on	Investment	Investment	Gain on	Total
	of Period	Income (Loss)	Investments(b)	Operations	Income	Investments	Distributions
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
AGGRESSIVE ALLOCATION PORTFOLIO
Period Ended 12/31/2005(e)	$10.00	$--	$1.44	$1.44	$--	$--	$--
MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO
Period Ended 12/31/2005(e)	10.00	0.02	1.19	1.21	(0.02)	--	(0.02)
MODERATE ALLOCATION PORTFOLIO
Period Ended 12/31/2005(e)	10.00	0.04	0.96	1.00	(0.04)	--	(0.04)
MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO
Period Ended 12/31/2005(e)	10.00	0.06	0.68	0.74	(0.06)	--	(0.06)
TECHNOLOGY PORTFOLIO
Year Ended 12/31/2005	7.28	(0.02)	0.29	0.27	(0.02)	--	(0.02)
Year Ended 12/31/2004	6.94	0.02	0.32	0.34	--	--	--
Year Ended 12/31/2003	4.59	(0.01)	2.36	2.35	--	--	--
Year Ended 12/31/2002	7.87	(0.01)	(3.27)	(3.28)	--	--	--
Period Ended 12/31/2001(f)	10.00	(0.02)	(2.11)	(2.13)	--	--	--
PARTNER SMALL CAP GROWTH PORTFOLIO
Year Ended 12/31/2005	12.33	(0.06)	0.50	0.44	--	(0.66)	(0.66)
Year Ended 12/31/2004	11.07	(0.07)	1.33	1.26	--	--	--
Year Ended 12/31/2003	7.70	(0.04)	3.41	3.37	--	--	--
Year Ended 12/31/2002	10.55	(0.04)	(2.81)	(2.85)	--	--	--
Period Ended 12/31/2001(g)	10.00	(0.01)	0.56	0.55	--	--	--
PARTNER SMALL CAP VALUE PORTFOLIO
Year Ended 12/31/2005	16.56	0.07	0.71	0.78	(0.04)	(0.48)	(0.52)
Year Ended 12/31/2004	13.73	0.07	2.95	3.02	--	(0.19)	(0.19)
Period Ended 12/31/2003(h)	10.00	0.01	4.15	4.16	(0.01)	(0.42)	(0.43)
SMALL CAP STOCK PORTFOLIO
Year Ended 12/31/2005	14.74	0.02	1.16	1.18	(0.01)	(1.29)	(1.30)
Year Ended 12/31/2004	12.34	0.01	2.56	2.57	--	(0.17)	(0.17)
Year Ended 12/31/2003	8.81	--	3.53	3.53	--	--	--
Year Ended 12/31/2002	11.09	--	(2.26)	(2.26)	--	(0.02)	(0.02)
Period Ended 12/31/2001(f)	10.00	0.01	1.10	1.11	(0.01)	(0.01)	(0.02)
SMALL CAP INDEX PORTFOLIO
Year Ended 12/31/2005	19.26	0.15	1.18	1.33	(0.13)	(1.05)	(1.18)
Year Ended 12/31/2004	15.83	0.13	3.36	3.49	(0.06)	--	(0.06)
Year Ended 12/31/2003	11.52	0.07	4.29	4.36	(0.05)	--	(0.05)
Year Ended 12/31/2002	13.59	0.05	(2.07)	(2.02)	--	(0.05)	(0.05)
Year Ended 12/31/2001	13.64	0.05	0.82	0.87	(0.05)	(0.87)	(0.92)

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

The accompanying notes to the financial statements are an integral part of this schedule.

Thrivent Series Fund, Inc. Financial Highlights -- continued

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
			R A T I O S /	S U P P L E M E N T A L	D A T A
------------------------	---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
					Ratios to Average
					Net Assets Before Expenses
			Ratios to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)
Net Asset			---------------------------------------------------------------------		-------------------------------------------------------------
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income (Loss)	Expenses	Income (Loss)	Rate
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

$11.44	14.45%	$71.8	0.10%	0.11%	0.37%	(0.16)%	7%

11.19	12.12%	238.1	0.10%	0.69%	0.24%	0.55%	4%

10.96	9.98%	331.2	0.12%	1.29%	0.22%	1.19%	4%

10.68	7.40%	146.7	0.17%	2.12%	0.27%	2.02%	5%

7.53	3.72%	59.8	0.86%	(0.33)%	0.88%	(0.34)%	47%
7.28	4.85%	56.6	0.73%	0.35%	0.90%	0.18%	59%
6.94	51.36%	41.2	0.73%	(0.36)%	1.17%	(0.80)%	68%
4.59	(41.71)%	13.3	0.74%	(0.50)%	1.59%	(1.35)%	57%
7.87	(21.30)%	8.8	0.75%	(0.40)%	1.76%	(1.41)%	44%

12.11	3.96%	64.7	0.99%	(0.60)%	1.17%	(0.78)%	104%
12.33	11.32%	53.9	1.00%	(0.69)%	1.19%	(0.88)%	255%
11.07	43.83%	40.1	1.00%	(0.57)%	1.28%	(0.85)%	52%
7.70	(27.02)%	20.3	1.00%	(0.52)%	1.11%	(0.63)%	29%
10.55	5.50%	5.7	1.00%	(0.74)%			0%

16.82	4.89%	106.2	0.88%	0.51%	0.89%	0.49%	37%
16.56	22.26%	77.5	0.80%	0.51%	0.99%	0.32%	106%
13.73	41.55%	19.8	0.80%	0.12%	1.69%	(0.77)%	54%

14.62	8.81%	290.2	0.74%	0.20%	0.76%	0.19%	113%
14.74	20.94%	216.8	0.76%	0.06%	0.78%	0.04%	93%
12.34	40.19%	156.9	0.69%	0.00%	0.82%	(0.13)%	122%
8.81	(20.41)%	87.9	0.69%	0.04%	0.96%	(0.23)%	92%
11.09	11.10%	23.7	0.70%	0.15%	1.35%	(0.50)%	46%

19.41	7.32%	473.7	0.39%	0.75%	0.39%	0.75%	14%
19.26	22.10%	485.9	0.34%	0.80%	0.39%	0.75%	21%
15.83	38.16%	394.8	0.40%	0.52%	0.40%	0.52%	15%
11.52	(14.87)%	273.4	0.40%	0.40%	0.40%	0.40%	17%
13.59	6.38%	324.5	0.39%	0.40%	0.40%	0.39%	20%

(e) Since inception, April 29, 2005.

(f) Since inception, March 1, 2001.

(g) Since inception, November 30, 2001.

(h) Since inception, April 30, 2003.

The accompanying notes to the financial statements are an integral part of this schedule.

Thrivent Series Fund, Inc. Financial Highlights -- continued

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
	F O R S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)
	----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

						Less Distributions
		Income from Investment Operations				from
	--------------------------------------------------------------------------------------------------------------------------------------				----------------------------------------------------------------------------------------------
	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain (Loss) on	Investment	Investment	Gain on	Total
	of Period	Income (Loss)	Investments(b)	Operations	Income	Investments	Distributions
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH PORTFOLIO
Year Ended 12/31/2005	$14.57	$0.02	$1.62	$1.64	$--	$--	$--
Year Ended 12/31/2004	13.08	--	1.49	1.49	--	--	--
Year Ended 12/31/2003	9.63	--	3.45	3.45	--	--	--
Year Ended 12/31/2002	13.04	--	(3.39)	(3.39)	(0.02)	--	(0.02)
Year Ended 12/31/2001	17.59	0.01	(3.39)	(3.38)	(0.07)	(1.10)	(1.17)
MID CAP GROWTH PORTFOLIO II
Year Ended 12/31/2005	9.53	0.02	1.05	1.07	--	--	--
Year Ended 12/31/2004	8.19	--	1.34	1.34	--	--	--
Year Ended 12/31/2003	5.96	(0.03)	2.26	2.23	--	--	--
Year Ended 12/31/2002	10.60	(0.02)	(4.60)	(4.62)	--	(0.02)	(0.02)
Period Ended 12/31/2001 (e)	10.00	--	0.60	0.60	--	--	--
PARTNER MID CAP VALUE PORTFOLIO
Period Ended 12/31/2005 (f)	10.00	0.04	1.51	1.55	(0.04)	(0.03)	(0.07)
MID CAP STOCK PORTFOLIO
Year Ended 12/31/2005	11.66	0.05	1.76	1.81	(0.02)	(0.63)	(0.65)
Year Ended 12/31/2004	10.04	0.02	1.70	1.72	--	(0.10)	(0.10)
Year Ended 12/31/2003	7.60	0.02	2.44	2.46	(0.02)	--	(0.02)
Year Ended 12/31/2002	9.02	0.02	(1.42)	(1.40)	(0.02)	--	(0.02)
Period Ended 12/31/2001(g)	10.00	0.02	(0.98)	(0.96)	(0.02)	--	(0.02)
MID CAP INDEX PORTFOLIO
Year Ended 12/31/2005	13.34	0.14	1.44	1.58	(0.07)	(0.42)	(0.49)
Year Ended 12/31/2004	11.53	0.08	1.74	1.82	--	(0.01)	(0.01)
Year Ended 12/31/2003	8.65	0.06	2.95	3.01	(0.06)	(0.07)	(0.13)
Year Ended 12/31/2002	10.23	0.05	(1.54)	(1.49)	(0.05)	(0.04)	(0.09)
Period Ended 12/31/2001(g)	10.00	0.06	0.25	0.31	(0.06)	(0.02)	(0.08)
PARTNER INTERNATIONAL STOCK PORTFOLIO
Year Ended 12/31/2005	12.12	0.17	1.48	1.65	(0.14)	--	(0.14)
Year Ended 12/31/2004	10.62	0.13	1.52	1.65	(0.15)	--	(0.15)
Year Ended 12/31/2003	8.23	0.11	2.41	2.52	(0.13)	--	(0.13)
Year Ended 12/31/2002	10.02	0.10	(1.85)	(1.75)	(0.04)	--	(0.04)
Year Ended 12/31/2001	13.83	0.07	(2.81)	(2.74)	(0.05)	(1.02)	(1.07)
PARTNER ALL CAP PORTFOLIO
Year Ended 12/31/2005	8.89	0.05	1.58	1.63	(0.05)	--	(0.05)
Year Ended 12/31/2004	7.83	0.04	1.03	1.07	(0.01)	--	(0.01)
Year Ended 12/31/2003	6.35	0.02	1.47	1.49	(0.01)	--	(0.01)
Year Ended 12/31/2002	10.30	(0.01)	(3.93)	(3.94)	--	(0.01)	(0.01)
Period Ended 12/31/2001(e)	10.00	--	0.30	0.30	--	--	--
(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

The accompanying notes to the financial statements are an integral part of this schedule.

Thrivent Series Fund, Inc. Financial Highlights -- continued

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
			R A T I O S / S U P P L E M E N T A L D A T A
------------------------	----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
					Ratios to Average
					Net Assets Before Expenses
			Ratios to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)
Net Asset			------------------------------------------------------------------------------		-------------------------------------------------------------------------
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income (Loss)	Expenses	Income (Loss)	Rate
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

$16.21	11.27%	$747.5	0.45%	0.11%	0.45%	0.11%	135%
14.57	11.36%	784.9	0.45%	0.00%	0.46%	(0.01)%	150%
13.08	35.92%	478.8	0.40%	(0.03)%	0.44%	(0.07)%	79%
9.63	(26.09)%	348.8	0.40%	(0.06)%	0.45%	(0.11)%	51%
13.04	(19.74)%	537.9	0.40%	0.12%			121%

10.60	11.22%	38.2	0.39%	0.17%	1.10%	(0.54)%	136%
9.53	16.41%	38.4	0.47%	(0.04)%	1.16%	(0.73)%	227%
8.19	37.34%	30.5	0.90%	(0.47)%	1.34%	(0.91)%	105%
5.96	(43.66)%	17.6	0.90%	(0.36)%	1.02%	(0.48)%	171%
10.60	5.99%	6.1	0.90%	(0.53)%			15%

11.48	15.44%	21.2	1.25%	0.88%	1.49%	0.63%	30%

12.82	16.37%	224.2	0.76%	0.62%	0.78%	0.60%	124%
11.66	17.24%	111.7	0.68%	0.26%	0.82%	0.12%	126%
10.04	32.28%	73.4	0.68%	0.31%	1.01%	(0.02)%	85%
7.60	(15.46)%	31.3	0.68%	0.36%	1.05%	(0.01)%	59%
9.02	(9.61)%	21.5	0.70%	0.41%	1.45%	(0.34)%	95%

14.43	12.34%	171.5	0.43%	1.08%	0.44%	1.07%	19%
13.34	15.75%	135.4	0.45%	0.77%	0.46%	0.76%	23%
11.53	34.80%	76.2	0.36%	0.88%	0.64%	0.60%	25%
8.65	(14.65)%	30.6	0.34%	0.79%	0.83%	0.30%	14%
10.23	3.11%	14.3	0.35%	0.80%	1.13%	0.02%	20%

13.63	13.71%	1,055.9	0.94%	1.58%	0.94%	1.58%	46%
12.12	15.65%	721.0	0.94%	1.18%	0.94%	1.18%	63%
10.62	31.27%	420.7	0.85%	1.28%	0.96%	1.17%	26%
8.23	(17.43)%	323.3	0.85%	1.08%	0.95%	0.98%	20%
10.02	(21.03)%	440.0	0.85%	0.68%			30%

10.47	18.33%	82.2	0.95%	0.62%	1.08%	0.49%	150%
8.89	13.64%	59.7	0.95%	0.55%	1.13%	0.37%	172%
7.83	23.52%	48.6	0.95%	0.26%	1.12%	0.09%	163%
6.35	(38.33)%	35.5	0.95%	(0.18)%	1.03%	(0.26)%	192%
10.30	3.10%	6.4	0.95%	(0.36)%			29%

(e) Since inception, November 30, 2001.

(f) Since inception, April 29, 2005.

(g) Since inception, March 1, 2001.

The accompanying notes to the financial statements are an integral part of this schedule.

Thrivent Series Fund, Inc. Financial Highlights -- continued

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)
	----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

						Less Distributions
		Income from Investment Operations				from
	-------------------------------------------------------------------------------------------------------------------------------------------				----------------------------------------------------------------------------------------------
	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain (Loss) on	Investment	Investment	Gain on	Total
	of Period Income (Loss) Investments(b)			Operations	Income	Investments	Distributions
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH PORTFOLIO
Year Ended 12/31/2005	$14.76	$0.08	$0.95	$1.03	$(0.12)	$--	$(0.12)
Year Ended 12/31/2004	13.78	0.11	0.94	1.05	(0.07)	--	(0.07)
Year Ended 12/31/2003	10.62	0.07	3.15	3.22	(0.06)	--	(0.06)
Year Ended 12/31/2002	15.25	0.07	(4.63)	(4.56)	(0.07)	--	(0.07)
Year Ended 12/31/2001	24.06	0.07	(4.13)	(4.06)	(0.05)	(4.70)	(4.75)
LARGE CAP GROWTH PORTFOLIO II
Year Ended 12/31/2005	9.77	0.06	0.62	0.68	(0.08)	--	(0.08)
Year Ended 12/31/2004	9.08	0.08	0.61	0.69	--	--	--
Year Ended 12/31/2003	7.40	0.01	1.68	1.69	(0.01)	--	(0.01)
Year Ended 12/31/2002	10.08	0.01	(2.68)	(2.67)	(0.01)	--	(0.01)
Period Ended 12/31/2001(e)	10.00	--	0.08	0.08	--	--	--
PARTNER GROWTH STOCK PORTFOLIO
Year Ended 12/31/2005	11.21	0.02	0.68	0.70	(0.05)	--	(0.05)
Year Ended 12/31/2004	10.19	0.07	0.95	1.02	--	--	--
Year Ended 12/31/2003	7.79	0.02	2.40	2.42	(0.02)	--	(0.02)
Year Ended 12/31/2002	10.16	0.01	(2.37)	(2.36)	(0.01)	--	(0.01)
Period Ended 12/31/2001(e)	10.00	--	0.16	0.16	--	--	--
LARGE CAP VALUE PORTFOLIO
Year Ended 12/31/2005	11.14	0.14	0.63	0.77	(0.13)	--	(0.13)
Year Ended 12/31/2004	9.76	0.13	1.25	1.38	--	--	--
Year Ended 12/31/2003	7.74	0.09	2.02	2.11	(0.09)	--	(0.09)
Year Ended 12/31/2002	10.14	0.07	(2.39)	(2.32)	(0.08)	--	(0.08)
Period Ended 12/31/2001(e)	10.00	0.01	0.13	0.14	--	--	--
LARGE CAP STOCK PORTFOLIO
Year Ended 12/31/2005	9.28	0.07	0.42	0.49	(0.08)	(0.07)	(0.15)
Year Ended 12/31/2004	8.56	0.10	0.62	0.72	--	--	--
Year Ended 12/31/2003	7.08	0.04	1.48	1.52	(0.04)	--	(0.04)
Year Ended 12/31/2002	9.19	0.04	(2.11)	(2.07)	(0.04)	--	(0.04)
Period Ended 12/31/2001(f)	10.00	0.03	(0.81)	(0.78)	(0.03)	--	(0.03)
LARGE CAP INDEX PORTFOLIO
Year Ended 12/31/2005	21.63	0.35	0.67	1.02	(0.34)	--	(0.34)
Year Ended 12/31/2004	19.79	0.34	1.73	2.07	(0.23)	--	(0.23)
Year Ended 12/31/2003	15.68	0.24	4.10	4.34	(0.23)	--	(0.23)
Year Ended 12/31/2002	20.26	0.23	(4.73)	(4.50)	--	(0.08)	(0.08)
Year Ended 12/31/2001	24.12	0.21	(3.13)	(2.92)	(0.21)	(0.73)	(0.94)
REAL ESTATE SECURITIES PORTFOLIO
Year Ended 12/31/2005	17.04	0.26	1.80	2.06	(0.24)	(0.70)	(0.94)
Year Ended 12/31/2004	12.66	0.37	4.07	4.44	--	(0.06)	(0.06)
Period Ended 12/31/2003(g)	10.00	0.20	2.80	3.00	(0.20)	(0.14)	(0.34)
BALANCED PORTFOLIO
Year Ended 12/31/2005	15.28	0.42	0.16	0.58	(0.38)	--	(0.38)
Year Ended 12/31/2004	14.45	0.37	0.78	1.15	(0.32)	--	(0.32)
Year Ended 12/31/2003	12.75	0.33	1.78	2.11	(0.41)	--	(0.41)
Year Ended 12/31/2002	14.38	0.39	(1.72)	(1.33)	--	(0.30)	(0.30)
Year Ended 12/31/2001	15.45	0.40	(0.94)	(0.54)	(0.45)	(0.08)	(0.53)

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

The accompanying notes to the financial statements are an integral part of this schedule.

Thrivent Series Fund, Inc. Financial Highlights -- continued

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
			R A T I O S / S U P P L E M E N T A L D A T A
------------------------	---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
					Ratios to Average
					Net Assets Before Expenses
			Ratios to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)
Net Asset			-----------------------------------------------------------------------------------------		--------------------------------------------------------------------------------
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income (Loss)	Expenses	Income (Loss)	Rate
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

$15.67	7.01%	$2,375.0	0.45%	0.50%	0.45%	0.50%	111%
14.76	7.68%	2,448.2	0.45%	0.79%	0.45%	0.79%	104%
13.78	30.49%	2,478.8	0.40%	0.56%	0.42%	0.54%	101%
10.62	(29.99)%	2,004.7	0.40%	0.48%	0.42%	0.46%	83%
15.25	(19.13)%	3,607.7	0.40%	0.43%			94%

10.37	7.08%	42.6	0.40%	0.55%	1.00%	(0.05)%	113%
9.77	7.56%	43.9	0.38%	0.87%	1.08%	0.17%	177%
9.08	22.75%	39.1	0.80%	0.10%	1.26%	(0.36)%	261%
7.40	(26.53)%	24.5	0.80%	0.12%	0.90%	0.02%	214%
10.08	0.89%	5.9	0.80%	0.05%			13%

11.86	6.32%	120.4	0.90%	0.23%	0.90%	0.22%	42%
11.21	9.95%	107.4	0.80%	0.64%	0.92%	0.52%	33%
10.19	31.05%	69.7	0.80%	0.26%	0.96%	0.10%	41%
7.79	(23.20)%	36.8	0.80%	0.26%	0.89%	0.17%	37%
10.16	1.63%	6.2	0.80%	0.37%			3%

11.78	7.02%	514.5	0.65%	1.53%	0.65%	1.52%	53%
11.14	14.13%	351.2	0.66%	1.52%	0.66%	1.52%	51%
9.76	27.08%	220.4	0.60%	1.41%	0.68%	1.33%	32%
7.74	(22.85)%	95.1	0.60%	1.39%	0.66%	1.33%	104%
10.14	1.44%	6.9	0.60%	0.87%			0%

9.62	5.31%	602.4	0.71%	0.95%	0.72%	0.94%	60%
9.28	8.49%	442.9	0.72%	1.16%	0.73%	1.15%	68%
8.56	21.36%	282.4	0.64%	0.80%	0.77%	0.67%	33%
7.08	(22.50)%	76.6	0.64%	0.67%	0.86%	0.45%	7%
9.19	(7.78)%	51.7	0.65%	0.60%	1.04%	0.21%	1%

22.31	4.75%	795.3	0.35%	1.54%	0.35%	1.54%	7%
21.63	10.56%	831.9	0.32%	1.70%	0.37%	1.65%	6%
19.79	28.21%	725.0	0.36%	1.42%	0.36%	1.42%	1%
15.68	(22.21)%	535.0	0.36%	1.24%	0.36%	1.24%	6%
20.26	(12.15)%	755.4	0.34%	0.98%	0.35%	0.97%	4%

18.16	13.25%	274.6	0.86%	1.88%	0.87%	1.87%	83%
17.04	35.19%	175.0	0.79%	2.60%	0.90%	2.49%	119%
12.66	30.02%	51.8	0.80%	4.87%	1.11%	4.56%	45%

15.48	3.92%	663.5	0.37%	2.52%	0.38%	2.52%	130%
15.28	8.09%	748.7	0.33%	2.54%	0.37%	2.50%	119%
14.45	17.17%	721.1	0.36%	2.49%	0.36%	2.49%	69%
12.75	(9.25)%	620.7	0.36%	2.81%	0.36%	2.81%	25%
14.38	(3.49)%	744.4	0.35%	2.70%	0.35%	2.70%	29%

(d) Computed on an annualized basis for periods less than one year.

(e) Since inception, November 30, 2001.

(f) Since inception, March 1, 2001.

(g) Since inception, April 30, 2003.

The accompanying notes to the financial statements are an integral part of this schedule.

Thrivent Series Fund, Inc. Financial Highlights -- continued

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)
	---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

						Less Distributions
		Income from Investment Operations				from
	----------------------------------------------------------------------------------------------------------------------------------------				--------------------------------------------------------------------------------------------
	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain (Loss) on	Investment	Investment	Gain on	Total
	of Period	Income (Loss)	Investments(b)	Operations	Income	Investments	Distributions
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO
Year Ended 12/31/2005	$5.22	$0.41	$(0.21)	$0.20	$(0.41)	$--	$(0.41)
Year Ended 12/31/2004	5.14	0.42	0.08	0.50	(0.42)	--	(0.42)
Year Ended 12/31/2003	4.40	0.44	0.73	1.17	(0.43)	--	(0.43)
Year Ended 12/31/2002	5.41	0.56	(1.01)	(0.45)	(0.56)	--	(0.56)
Year Ended 12/31/2001	6.39	0.78	(0.98)	(0.20)	(0.78)	--	(0.78)
HIGH YIELD PORTFOLIO II
Year Ended 12/31/2005	6.80	0.49	(0.26)	0.23	(0.49)	--	(0.49)
Year Ended 12/31/2004	6.74	0.46	0.06	0.52	(0.46)	--	(0.46)
Year Ended 12/31/2003	5.81	0.50	0.93	1.43	(0.50)	--	(0.50)
Year Ended 12/31/2002	6.33	0.52	(0.52)	--	(0.52)	--	(0.52)
Year Ended 12/31/2001	6.84	0.60	(0.50)	0.10	(0.61)	--	(0.61)
INCOME PORTFOLIO
Year Ended 12/31/2005	10.23	0.47	(0.24)	0.23	(0.47)	(0.04)	(0.51)
Year Ended 12/31/2004	10.20	0.44	0.03	0.47	(0.44)	--	(0.44)
Year Ended 12/31/2003	9.83	0.45	0.37	0.82	(0.45)	--	(0.45)
Year Ended 12/31/2002	9.80	0.51	0.03	0.54	(0.51)	--	(0.51)
Year Ended 12/31/2001	9.71	0.61	0.09	0.70	(0.61)	--	(0.61)
BOND INDEX PORTFOLIO
Year Ended 12/31/2005	10.52	0.44	(0.22)	0.22	(0.44)	--	(0.44)
Year Ended 12/31/2004	10.58	0.43	(0.02)	0.41	(0.43)	(0.04)	(0.47)
Year Ended 12/31/2003	10.66	0.42	(0.05)	0.37	(0.45)	--	(0.45)
Year Ended 12/31/2002	10.24	0.51	0.46	0.97	(0.55)	--	(0.55)
Year Ended 12/31/2001	10.03	0.55	0.27	0.82	(0.61)	--	(0.61)
LIMITED MATURITY BOND PORTFOLIO
Year Ended 12/31/2005	10.09	0.37	(0.17)	0.20	(0.37)	--	(0.37)
Year Ended 12/31/2004	10.21	0.29	(0.10)	0.19	(0.29)	(0.02)	(0.31)
Year Ended 12/31/2003	10.16	0.29	0.15	0.44	(0.29)	(0.10)	(0.39)
Year Ended 12/31/2002	9.91	0.32	0.25	0.57	(0.32)	--	(0.32)
Period Ended 12/31/2001(e)	10.00	0.03	(0.09)	(0.06)	(0.03)	--	(0.03)
MORTGAGE SECURITIES PORTFOLIO
Year Ended 12/31/2005	9.99	0.43	(0.24)	0.19	(0.43)	--	(0.43)
Year Ended 12/31/2004	9.99	0.40	--	0.40	(0.39)	(0.01)	(0.40)
Period Ended 12/31/2003(f)	10.00	0.19	(0.01)	0.18	(0.19)	--	(0.19)
MONEY MARKET PORTFOLIO
Year Ended 12/31/2005	1.00	0.03	--	0.03	(0.03)	--	(0.03)
Year Ended 12/31/2004	1.00	0.01	--	0.01	(0.01)	--	(0.01)
Year Ended 12/31/2003	1.00	0.01	--	0.01	(0.01)	--	(0.01)
Year Ended 12/31/2002	1.00	0.01	--	0.01	(0.01)	--	(0.01)
Year Ended 12/31/2001	1.00	0.04	--	0.04	(0.04)	--	(0.04)

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

The accompanying notes to the financial statements are an integral part of this schedule.

Thrivent Series Fund, Inc. Financial Highlights -- continued

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
			R A T I O S / S U P P L E M E N T A L D A T A
------------------------	----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
					Ratios to Average
					Net Assets Before Expenses
			Ratios to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)
Net Asset			------------------------------------		--------------------------------------
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income (Loss)	Expenses	Income (Loss)	Rate
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

$5.01	4.04%	$802.6	0.45%	8.05%	0.45%	8.04%	53%
5.22	10.14%	884.5	0.45%	8.21%	0.45%	8.21%	71%
5.14	28.00%	851.5	0.40%	9.22%	0.43%	9.19%	86%
4.40	(8.65)%	719.9	0.40%	11.64%	0.43%	11.61%	79%
5.41	(3.60)%	1,007.7	0.40%	12.95%			80%

6.54	3.62%	94.0	0.49%	7.46%	0.51%	7.44%	66%
6.80	8.02%	105.1	0.49%	6.89%	0.51%	6.87%	91%
6.74	25.41%	76.0	0.41%	7.86%	0.59%	7.68%	96%
5.81	0.40%	41.1	0.40%	8.89%	0.64%	8.65%	100%
6.33	1.41%	34.5	0.40%	9.01%	0.65%	8.76%	76%

9.95	2.31%	924.3	0.45%	4.70%	0.45%	4.69%	259%
10.23	4.74%	985.1	0.45%	4.36%	0.45%	4.36%	207%
10.20	8.51%	1,067.1	0.40%	4.47%	0.42%	4.45%	251%
9.83	5.75%	1,146.3	0.40%	5.29%	0.43%	5.26%	151%
9.80	7.38%	1,224.2	0.40%	6.12%			190%

10.30	2.18%	272.4	0.40%	4.19%	0.41%	4.18%	360%
10.52	3.91%	275.6	0.40%	3.99%	0.41%	3.98%	349%
10.58	3.59%	244.7	0.34%	3.90%	0.41%	3.83%	213%
10.66	9.68%	183.9	0.35%	4.87%	0.44%	4.78%	38%
10.24	8.47%	99.7	0.35%	5.28%	0.49%	5.14%	51%

9.92	1.96%	454.1	0.45%	3.70%	0.46%	3.69%	267%
10.09	1.89%	316.2	0.46%	2.84%	0.46%	2.84%	219%
10.21	4.48%	218.8	0.40%	2.85%	0.46%	2.79%	255%
10.16	5.78%	159.3	0.40%	3.11%	0.46%	3.05%	236%
9.91	(0.61)%	21.5	0.40%	3.24%			24%

9.75	2.00%	66.9	0.61%	4.40%	0.62%	4.39%	703%
9.99	4.02%	57.4	0.49%	4.02%	0.63%	3.88%	684%
9.99	1.85%	27.9	0.50%	2.94%	0.79%	2.65%	921%

1.00	2.86%	373.7	0.46%	2.85%	0.46%	2.85%	N/A
1.00	0.97%	323.2	0.46%	1.00%	0.47%	0.99%	N/A
1.00	0.84%	289.3	0.40%	0.84%	0.45%	0.79%	N/A
1.00	1.50%	318.9	0.40%	1.49%	0.44%	1.45%	N/A
1.00	3.96%	407.7	0.40%	3.76%			N/A

(d) Computed on an annualized basis for periods less than one year.

(e) Since inception, November 30, 2001.

(f) Since inception, April 30, 2003.

The accompanying notes to the financial statements are an integral part of this schedule.

Additional Information
(unaudited)

Proxy Voting

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities are attached to the Fund’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information or the report of how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling 1-800-847-4836. You also may review the Statement of Additional Information or the report of how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at the Thrivent Financial web site (www.thrivent.com) or the SEC web site (www.sec.gov).

Quarterly Schedule Of Portfolio Holdings

The Fund files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Fund’s Forms N-Q by calling 1-800-847-4836. The Fund’s Forms N-Q also are available on the Thrivent Financial web site (www.thrivent.com) or the SEC web site (www.sec.gov). You also may review and copy the Forms N-Q for the Fund at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-202-551-8090.

Board Approval of Investment Advisory Agreement and Investment Subadvisory Agreements

At its meeting on November 8, 2005, the Board of Directors of Thrivent Series Fund, Inc. (the “Fund”) voted unanimously to renew the existing Investment Advisory Agreement between the Fund and Thrivent Financial for Lutherans (the “Adviser”) for all of the Portfolios of the Fund, other than the six Portfolios not requiring renewal at that time. The Board also unanimously approved the Subadvisory Agreements for each of the Portfolios for which there is a Subadviser, other than one Portfolio not requiring renewal at that time. The Adviser and Subadvisers are referred to, collectively, as the “Advisory Organizations.” In connection with its reapproval of the Agreements with the Advisory Organizations, the Board considered the following factors:

1. The nature, extent and quality of the services provided by the Advisory Organizations;

2. The performance of the Portfolios;

3. The costs of services provided and profits realized by the Adviser;

4. The extent to which economies of scale may be realized as the Portfolios grow; and

5. Whether the breakpoint levels reflect these economies of scale for the benefit of shareholders.

In connection with the renewal process, the Contracts Committee of the Board (consisting of each of the Independent Directors of the Fund) met on July 12, August 29, October 19, and November 8, 2005, to consider information relevant to the renewal process. The Independent Directors also retained the services of Management Practice, Inc. (“MPI”) as a consultant to assist them in the compilation and organization of relevant information. This information included a statistical comparison of the advisory fees, total operating expenses, and performance of each of the Portfolios in comparison to a peer group of comparable investment companies; detailed information prepared by Fund management with respect to the costs of services provided to the Portfolios, fees charged including effective advisory fees that take into account breakpoints and fee waivers by the Adviser; profit realized by the Adviser and its affiliates that provide services to the Portfolios; and information regarding the types of services furnished to the Portfolios, the personnel providing the services, staff additions, systems improvements and plans for further hiring. In addition, the Board received reports from the Adviser’s investment management staff with respect to the performance of the Portfolios.

The Independent Directors were represented by independent counsel throughout the review process and during a private session of the Independent Directors to consider reapproval of the agreements. The Directors also received a memorandum from independent counsel summarizing their responsibilities under the Investment Company Act of 1940 in reviewing and approving advisory contracts. The Contract Committee’s and Board’s consideration of the factors listed above and the information provided to it are discussed below.

Additional Information
(unaudited)

Nature, Extent and Quality of Services

At each of the Board’s regular quarterly meetings during 2005, management presented information describing the services furnished to the Funds by the Adviser and, as appropriate, the Subadvisers. During these meetings, management reported on the investment management, portfolio trading, and compliance functions provided to the Fund under the Advisory and Subadvisory Agreements. During the renewal process for the Agreements, the Board also considered information relating to the investment experience and educational backgrounds of the Fund’s portfolio managers and research analysts.

The Board received reports at each of its quarterly meetings from the Fund’s Chief Investment Officer and the Directors of Equity and Fixed Income Investing. In addition, the Board noted that it had, over the past year, met with a majority of the Fund’s portfolio managers, as well as a number of the research personnel, which gave the Board an opportunity to evaluate their abilities, experience, and the quality of services they provide to the Fund. Information was also presented to the Board describing the portfolio compliance functions performed by the Adviser and the Adviser’s oversight of Subadvisers to the Fund. The Independent Directors also received quarterly reports from the Fund’s Chief Compliance Officer.

The Adviser also reviewed with the Board its ongoing recruitment of personnel and its investment in systems technology to improve trading, portfolio compliance, and investment reporting functions. The Board viewed these actions as a significant factor in approving the current Advisory Agreement as they demonstrated the Adviser’s commitment to provide the Fund with quality service and competitive investment performance.

Performance of the Portfolios

The Board received regular monthly reports, including relative investment performance of each Portfolio. In addition, in connection with each of its regular quarterly meetings, the Board received extensive information on the performance of each Portfolio, including absolute performance; relative performance rankings within each Portfolio’s Lipper peer group; Morningstar ratings and Morningstar category percentile rankings. Benchmark index returns were also provided for comparison. For the three year period ended September 30, 2005, 63% of the Portfolios had returns in excess of the median for their Lipper category. While three of the Portfolios ranked in the fourth quarter of their Lipper performance category over the three year period, the Directors considered that, in each case, performance had either shown recent improvement or the Adviser had taken actions designed to improve performance. The Board considered the Fund’s improving performance and the Adviser’s initiative to build competitive performance as important factors in reapproving the Advisory and Subadvisory Agreements. The Board concluded that the performance of the individual Portfolios was either satisfactory compared to an independently selected peer group of funds or that the Adviser had taken appropriate actions to improve performance.

Cost of Services and Profitability to the Advisory Organization

The Board considered both the contractual and effective advisory fees for each of the Portfolios, noting that 83% of the Portfolios, representing 90% of total Fund assets, had effective management fees at or below the median of their peer group and that the largest negative variation to the peer group median was only nine basis points. The Board noted the voluntary fee caps and reimbursements provided by the Adviser for several of the Portfolios. In addition, the Board reviewed information prepared by MPI comparing each of the Portfolio’s overall expense ratios with the expense ratios of their peer group of funds.

From its review of the MPI data and expense and profit information provided by the Adviser, the Board concluded that the profit earned by the Adviser from the Advisory Agreement was reasonable in light of the expense reimbursements and waivers in effect, an additional waiver provided at the request of the Independent Directors, and the Adviser’s commitment to make further investments in its investment management operations. On the basis of this information and review, the Board concluded that the advisory fees charged to the Portfolios for investment management services were reasonable.

With respect to fees paid to Subadvisers under the Subadvisory Agreements, the Directors considered that those contracts had been negotiated at arm’s length between the Adviser and Subadviser and that the Adviser had an interest in maintaining Subadvisory fees at a reasonable level because such fees are paid out of the Adviser’s own fees. The Board also was informed of any separate arrangements for unrelated services between a Subadviser and the Adviser or its affiliates.

Additional Information
(unaudited)

Economies of Scale and Breakpoints

The Directors considered whether economies of scale might be realized as a Portfolio’s assets increase. Because of differences between Portfolios as to management style and cost, it is difficult to generalize as to whether or to what extent economies in the advisory function may be realized as a Portfolio’s assets increase. Typically, expected economies of scale, where they exist, are shared through the use of fee breakpoints and/or fee waivers by the Adviser.

The Directors considered information provided by the Adviser related to the breakpoints in the Advisory Agreement and fee waivers provided by the Adviser. The Adviser explained that its general goal with respect to breakpoints was that the effective advisory fee for each Portfolio should be at or below the median effective advisory fee of its Lipper peer group, noting that all but four of the Portfolios currently fell in this category. In connection with their review of fee breakpoints and economies of scale, the Directors noted that the effective advisory fee for all but four of the Portfolios was below the median of its peer group, that the largest negative variation was only nine basis points, and that the Portfolios generally were not experiencing significant asset growth.

Based on the factors discussed above, the Contracts Committee recommended continuation of the Advisory Agreement and the Subadvisory Agreements and the Board including all of the Independent Director approved continuation of those agreements.

Board of Directors and Officers

The following table provides information about the Directors and Officers of the Fund. Each Director oversees each of 31 Portfolios of the Fund and also serves as:

* Trustee of Thrivent Mutual Funds, a registered investment company consisting of 30 series, which offer Class A, Class B, and Institutional Class shares

* Trustee of Thrivent Financial Securities Lending Trust, a registered investment company consisting of one Portfolio that serves as a cash collateral fund for a securities lending program sponsored by Thrivent Financial.

The 30 series of the Thrivent Mutual Funds, 31 Portfolios of Thrivent Series Fund, Inc., and Thrivent Financial Securities Lending Trust are referred to herein as the “Fund Complex.” The Statement of Additional Information includes additional information about the Directors and is available, without charge, by calling 1-800-847-4836.

Interested Director1

Number of
Portfolios
	Position	and/or series in	Principal
	with the Fund	Fund Complex	Occupation	Other
Name, Address,	and Length	Overseen	During the	Directorships
and Age	of Service[2]	by Director	Past 5 Years	Held by Director

Pamela J. Moret	President since 2002	62	Executive Vice President,	Director, Lutheran World
625 Fourth Avenue South	and Director since 2004		Marketing and Products,	Relief; Director, Minnesota
Minneapolis, MN			Thrivent Financial since	Public Radio
Age 50			2002; Senior Vice
President, Products,
American Express
Financial Advisors from
2000 to 2001; Vice
President, Variable Assets,
American Express
Financial Advisors
from 1996 to 2000

Independent Directors[3]
Number of
Portfolios
	Position	and/or series in	Principal
	with the Fund	Fund Complex	Occupation	Other
Name, Address,	and Length	Overseen	During the	Directorships
and Age	of Service[2]	by Director	Past 5 Years	Held by Director

F. Gregory Campbell	Director since 2004	62	President, Carthage	Director, National
625 Fourth Avenue South			College	Association of Independent
Minneapolis, MN				Colleges and Universities;
Age 66				Director, Johnson Family
Funds, Inc., an investment
company consisting of four
portfolios; Director, Kenosha
Hospital and Medical Center
Board; Director, Prairie
School Board; Director,
United Health Systems Board

275

Board of Directors and Officers

Independent Directors[3] -- continued
			Number of
			Portfolios
		Position	and/or series in	Principal
		with the Fund	Fund Complex	Occupation	Other
Name, Address,		and Length	Overseen	During the	Directorships
and Age		of Service[2]	by Director	Past 5 Years	Held by Director

Herbert F. Eggerding, Jr.		Director since 1990	62	Management consultant	None
625	Fourth Avenue South			to several privately
Minneapolis, MN				owned companies
Age	68

Noel K. Estenson		Director since 1997	62	Retired; previously	None
625	Fourth Avenue South			President and Chief
Minneapolis, MN				Executive Officer, Cenex
Age	67			Harvest State (farm supply
				and marketing and
				food business)

Richard L. Gady		Director since 2004	62	Retired; previously Vice	Director, International
625	Fourth Avenue South			President, Public	Agricultural Marketing
Minneapolis, MN				Affairs and Chief	Association
Age	62			Economist, ConAgra,
				Inc. (agribusiness)

Richard A. Hauser		Director since 2004	62	President, National Legal	Director, The Washington
625	Fourth Avenue South			Center for the Public	Hospital Center
Minneapolis, MN				Interest, since 2004;
Age	62			General Counsel, U.S.
				Department of Housing
				and Urban Development,
				2001 to 2004; Partner,
				Baker & Hosteller,
				1986 to 2001

Connie M. Levi		Director since 1993	62	Retired	Director, Norstan, Inc.
625	Fourth Avenue South
Minneapolis, MN
Age	66

Edward W. Smeds		Chairperson and	62	Retired	Chairman of Carthage
625	Fourth Avenue South	Director since 2004			College Board
Minneapolis, MN
Age	70

276

Board of Directors and Officers

Executive Officers
Position with the Fund
Name, Address,		and Length
and Age		of Service[2]	Principal Occupation During the Past 5 Years

Pamela J. Moret		President since 2002	Executive Vice President, Marketing and Products, Thrivent
625	Fourth Avenue South		Financial since 2002; Senior Vice President, Products,
Minneapolis, MN			American Express Financial Advisors from 2000 to 2001; Vice
Age	50		President, Variable Assets, American Express Financial Advisors
from 1996 to 2000

James M. Odland		Secretary and Chief Legal	Vice President, Office of the General Counsel, Thrivent
625	Fourth Avenue South	Officer since 2005	Financial for Lutherans since 2005; Senior Securities Counsel,
Minneapolis, MN			Allianz Life Insurance Company from January 2005 to
Age	50		August 2005; Vice President and Chief Legal Officer,
Woodbury Financial Services, Inc., from September 2003 to
January 2005; Vice President and Group Counsel, Corporate
Practice Group, American Express Financial Advisors, Inc.,
from 2001 to 2003

Katie S. Kloster		Vice President and Chief	Vice President and Rule 38a-1 Chief Compliance Officer,
625	Fourth Avenue South	Compliance Officer	since 2004; previously Vice President and Comptroller of
Minneapolis, MN		since 2004	Thrivent Financial
Age	41

Gerard V. Vaillancourt		Treasurer and Principal	Head of Mutual Fund Accounting, Thrivent Financial since
625	Fourth Avenue South	Financial Officer	2005; Director, Fund Accounting Administration, Thrivent
Minneapolis, MN		since 2005	Financial from 2002 to 2005; Manager, Portfolio Compliance,
Age	38		Lutheran Brotherhood from 2001 to 2002; Manager, Fund
Accounting, Minnesota Life from 2000 to 2001

Russell W. Swansen		Vice President since 2004	Senior Vice President and Chief Investment Officer, Thrivent
625	Fourth Avenue South		Financial since 2004; Managing Director, Colonade Advisors,
Minneapolis, MN			LLC, from 2001 to 2003, President and Chief Investment
Age	48		Officer of PPM America from 1999 to 2000

Nikki L. Sorum		Vice President since 2004	Senior Vice President, Business Development, Thrivent
625	Fourth Avenue South		Financial since 2002; previously Senior Vice President,
Minneapolis, MN			RBC Dain Rauscher
Age	44

Janice M. Guimond		Vice President since 2005	Vice President, Investment Operations, Thrivent Financial
625	Fourth Avenue South		since 2004; Manager of Portfolio Reporting, Thrivent Financial
Minneapolis, MN			2003 to 2004; Independent Consultant 2001 to 2003; Vice
Age	41		President, Director of Technology, Investment Advisers, Inc.
1999 to 2000; Vice President, Investment Systems & Services,
Investment Advisers, Inc. 1997 to 1999

Board of Directors and Officers

Executive Officers -- continued
Position with the Fund
Name, Address,	and Length
and Age	of Service[2]	Principal Occupation(s) During the Past 5 Years

Marnie L. Loomans-Thuecks	Vice President since 2004	Vice President, Customer Interaction Department,
4321 North Ballard Road		Thrivent Financial
Appleton, WI
Age 42

Thomas R Mischka	Vice President and	Vice President of Divisional Support Services,
4321 North Ballard Road	Anti-Money Laundering	Thrivent Financial
Appleton, WI	Officer since 2003
Age 46

Kenneth L. Kirchner	Assistant Vice President	Director, Mutual Funds Operations and Interaction Center,
4321 North Ballard Road	and Assistant Secretary	Thrivent Financial
Appleton, WI	since 2004
Age 39

Sandra A. Diedrick	Assistant Vice President	Director, Interaction Center, Thrivent Financial
4321 North Ballard Road	and Assistant Secretary
Appleton, WI	since 2004
Age 54

David R. Spangler	Assistant Vice President	Director, Investment Product Management, Thrivent Financial
625 Fourth Avenue South	since 2004	since 2002; Vice President- Product Development, Wells Fargo
Minneapolis, MN		Bank-Funds Management Group, from 2000 to 2002; Analyst,
Age 39		MCSI, Inc., in 2000

Marlene J. Nogle	Assistant Secretary	Senior Counsel, Thrivent Financial
625 Fourth Avenue South	since 2000
Minneapolis, MN
Age 58

Todd J. Kelly	Assistant Treasurer	Director, Fund Accounting Operations, Thrivent Financial
4321 North Ballard Road	since 2002
Appleton, WI
Age 36

1 “Interested person” of the Fund as defined in the Investment Company Act of 1940 by virtue of positions with Thrivent Financial. Ms. Moret is considered an interested person because of her principal occupation with Thrivent Financial.

2 Each Director serves an indefinite term until her or his successor is duly elected and qualified. The bylaws of the Fund provide that each Director must retire at the end of the year in which the Director attains age 70. Officers serve at the discretion of the board until their successors are duly appointed and qualified.

3 The Directors other than Ms. Moret are not “interested persons” of the Fund and are referred to as “Independent Directors.”

Thrivent Variable Annuity Account I

Supplement to Prospectus dated April 29, 2005

The following sentences are added to the end of the fourth paragraph under the section titled “The Contract -- Allocation of Premiums” on page 17 of the prospectus:

If you allocate an amount greater than $10,000 to an RP Subaccount and do not provide the full amount of the allocation with your application, we will allocate the partial amount received that you designate for an RP Subaccount to the corresponding asset allocation Subaccount. Once the full amount is received, you can request to add the Risk Protection Allocation and transfer the amount to the RP Subaccount by submitting a signed Thrivent Financial Return Protection Allocation Request to our Service Center. The Risk Protection Allocation will not be added until we receive your request at our Service Center in good order.

The date of this Supplement is September 28, 2005.

Please include this Supplement with your Prospectus.

Thrivent Series Fund, Inc.

Supplement to Prospectus dated April 29, 2005

Regarding Thrivent Income Portfolio
Thrivent Limited Maturity Bond Portfolio

The “Portfolio Management” section of the prospectus is amended with respect to the following Portfolios:

Thrivent Income Portfolio and Thrivent Limited Maturity Bond Portfolio

Gregory R. Anderson, CFA, CPA and Michael G. Landreville serve as portfolio co-managers of Thrivent Income Portfolio and Thrivent Limited Maturity Bond Portfolio.

Mr. Anderson has been a portfolio manager of the Portfolios since 2005. He has been with Thrivent Financial since 1997 and has served as a portfolio manager since 2000.

Mr. Landreville has been a portfolio manager of Thrivent Income Portfolio since 2001 and Thrivent Limited Maturity Bond Portfolio since 1998. Mr. Landreville has been with Thrivent Financial since 1983.

The date of this Supplement is October 12, 2005.

Please include this Supplement with your Prospectus.

Thrivent Series Fund, Inc.

Supplement to Prospectus dated April 29, 2005

Regarding Thrivent Small Cap Stock Portfolio

The table of average annual total returns on page 27 of the prospectus is amended to reflect that the new index for the Portfolio is the Russell 2000 Index. The revised table is as follows:

AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING DECEMBER 31, 2004)

		Since Inception
	1 Year	(3/1/01)

Thrivent Small Cap Stock Portfolio	20.94%	11.12%

S&P Small Cap 600 Index[1]	22.66%	12.68%

Russell 2000 Index[2]	18.33%	10.12%

1 The S&P Small Cap 600 Index is an unmanaged index that represents the average performance of a group of 600 small capitalization stocks. The Index does not reflect deductions for fees, expenses or taxes.

2 The Russell 2000 Index measures the performance of small cap stocks. The Index does not reflect deductions for fees, expenses or taxes. Because the Russell 2000 Index is a more accurate reflection of the securities in which the Portfolio invests, it will be used to compare performance of the Portfolio instead of the S&P Small Cap 600 Index.

The date of this Supplement is October 18, 2005.

Please include this Supplement with your Prospectus.

Thrivent Series Fund, Inc.

Supplement to Prospectus dated April 29, 2005

Regarding Thrivent Aggressive Allocation Portfolio Thrivent Moderately Aggressive Allocation Portfolio Thrivent Moderate Allocation Portfolio and Thrivent Moderately Conservative Allocation Portfolio

The following changes are made to your prospectus effective February 28, 2006:

1. The table on page 4 with respect to the Baseline Target Allocation and the Allocation Range for Thrivent Aggressive Allocation Portfolio is revised to state the following:

	Baseline Target	Allocation
Broad Asset Category	Allocation	Range

Equity Securities
(including Real Estate Investments)	91%	75-100%
Debt Securities	7%	0-20%
Cash and Other Short-Term
Instruments	2%	0-5%

The Portfolio’s baseline target weightings within sub-classes of the broad asset categories have also changed as follows:
		Target
Equity Securities (91%)		Weightings

Small Cap		22%
Thrivent Partner Small Cap Value Portfolio		7%
Thrivent Small Cap Stock Portfolio		8%
Thrivent Partner Small Cap Growth Portfolio		7%
Mid Cap		16%
Thrivent Partner Mid Cap Value Portfolio		5%
Thrivent Mid Cap Stock Portfolio		6%
Thrivent Mid Cap Growth Portfolio		5%
Large Cap		31%
Thrivent Large Cap Value Portfolio		9%
Thrivent Large Cap Stock Portfolio		5%
Thrivent Large Cap Growth Portfolio		17%
International		22%
Thrivent Partner International Stock Portfolio		22%
Real Estate		0%
Thrivent Real Estate Securities Portfolio		0%

Debt Securities (7%)

High Yield Bonds		3%
Thrivent High Yield Portfolio		3%
Intermediate/Long-Term Bonds		4%
Thrivent Income Portfolio		4%
Thrivent Core Bond Portfolio		0%
Short-Term/Intermediate Bonds		0%
Thrivent Limited Maturity Bond Portfolio		0%

Cash (2%)

Money Market Portfolios		2%
Thrivent Money Market Portfolio		2%

2. The table on page 8 with respect to the Baseline

Target Allocation and the Allocation Range for Thrivent Moderately Aggressive Allocation Portfolio is revised to state the following:

	Baseline Target	Allocation
Broad Asset Category	Allocation	Range

Equity Securities
(including Real Estate Investments)	78%	55-90%
Debt Securities	20%	10-35%
Cash and Other Short-Term
Instruments	2%	0-10%

The Portfolio’s baseline target weightings within sub-classes of the broad asset categories have also changed as follows:
		Target
Equity Securities (78%)		Weightings

Small Cap		12%
Thrivent Partner Small Cap Value Portfolio		4%
Thrivent Small Cap Stock Portfolio		4%
Thrivent Partner Small Cap Growth Portfolio		4%
Mid Cap		8%
Thrivent Partner Mid Cap Value Portfolio		2%
Thrivent Mid Cap Stock Portfolio		4%
Thrivent Mid Cap Growth Portfolio		2%
Large Cap		39%
Thrivent Large Cap Value Portfolio		18%
Thrivent Large Cap Stock Portfolio		9%
Thrivent Large Cap Growth Portfolio		12%
International		15%
Thrivent Partner International Stock Portfolio		15%
Real Estate		4%
Thrivent Real Estate Securities Portfolio		4%

Debt Securities (20%)

High Yield Bonds		6%
Thrivent High Yield Portfolio		6%
Intermediate/Long-Term Bonds		11%
Thrivent Income Portfolio		11%
Thrivent Core Bond Portfolio		0%
Short-Term/Intermediate Bonds		3%
Thrivent Limited Maturity Bond Portfolio		3%

Cash (2%)

Money Market Portfolios		2%
Thrivent Money Market Portfolio		2%

3. The table on page 12 of the prospectus with respect to the Baseline Target Allocation and Allocation Range for

Thrivent Moderate Allocation Portfolio is revised to state the following:

	Baseline Target	Allocation
Broad Asset Category	Allocation	Range

Equity Securities
(including Real Estate Investments)	61%	35-75%
Debt Securities	34%	25-50%
Cash and Other Short-Term
Instruments	5%	0-15%

The Portfolio’s baseline target weightings within sub-classes of the broad asset categories have also changed as follows:
		Target
Equity Securities (61%)		Weightings

Small Cap		10%
Thrivent Partner Small Cap Value Portfolio		3%
Thrivent Small Cap Stock Portfolio		4%
Thrivent Partner Small Cap Growth Portfolio		3%
Mid Cap		6%
Thrivent Partner Mid Cap Value Portfolio		0%
Thrivent Mid Cap Stock Portfolio		6%
Thrivent Mid Cap Growth Portfolio		0%
Large Cap		29%
Thrivent Large Cap Value Portfolio		14%
Thrivent Large Cap Stock Portfolio		7%
Thrivent Large Cap Growth Portfolio		8%
International		11%
Thrivent Partner International Stock Portfolio		11%
Real Estate		5%
Thrivent Real Estate Securities Portfolio		5%

Debt Securities (34%)

High Yield Bonds		6%
Thrivent High Yield Portfolio		6%
Intermediate/Long-Term Bonds		19%
Thrivent Income Portfolio		19%
Thrivent Core Bond Portfolio		0%
Short-Term/Intermediate Bonds		9%
Thrivent Limited Maturity Bond Portfolio		9%

Cash (5%)

Money Market Portfolios		5%
Thrivent Money Market Portfolio		5%

4. The table on page 16 of the prospectus with respect to the Baseline Target Allocation and Allocation Range for Thrivent Moderately Conservative Allocation Portfolio is revised to state the following:

	Baseline Target	Allocation
Broad Asset Category	Allocation	Range

Debt Securities	50%	35-55%
Equity Securities
(including Real Estate Investments)	43%	25-65%
Cash and Other Short-Term
Investment	7%	0-20%

The Portfolio’s baseline target weightings within sub-classes of the broad asset categories have also changed as follows:
		Target
Debt Securities (50%)		Weightings

High Yield Bonds		5%
Thrivent High Yield Portfolio		5%
Intermediate/Long-Term Bonds		15%
Thrivent Income Portfolio		15%
Thrivent Core Bond Portfolio		0%
Short-Term/Intermediate Bonds		30%
Thrivent Limited Maturity Bond Portfolio		30%

Equity Securities (43%)

Small Cap		8%
Thrivent Partner Small Cap Value Portfolio		2%
Thrivent Small Cap Stock Portfolio		4%
Thrivent Partner Small Cap Growth Portfolio		2%
Mid Cap		3%
Thrivent Partner Mid Cap Value Portfolio		0%
Thrivent Mid Cap Stock Portfolio		3%
Thrivent Mid Cap Growth Portfolio		0%
Large Cap		20%
Thrivent Large Cap Value Portfolio		10%
Thrivent Large Cap Stock Portfolio		5%
Thrivent Large Cap Growth Portfolio		5%
International		7%
Thrivent Partner International Stock Portfolio		7%
Real Estate		5%
Thrivent Real Estate Securities Portfolio		5%

Cash (7%)

Money Market Portfolios		7%
Thrivent Money Market Portfolio		7%

The date of this Supplement is February 28, 2006.

Please include this Supplement with your Prospectus.

We're Listening to You!

In response to concerns regarding multiple mailings, we are sending one Annual Report for Thrivent Series Fund, Inc. to each household. This consolidation helps reduce printing and postage costs, thereby saving money. If you wish to receive an additional copy of this report, call us toll free at 800-847-4836.

Thrivent Financial for Lutherans™

625 Fourth Ave. S., Minneapolis, MN 55415-1665
www.thrivent.com • e-mail: mail@thrivent.com • 800-THRIVENT (800-847-4836)

Thrivent Investment Management®

625 Fourth Ave. S., Minneapolis, MN 55415-1665
www.thrivent.com • e-mail: mail@thrivent.com • 800-THRIVENT (800-847-4836)

23572AR R2-06

Item 2. Code of Ethics

As of the end of the period covered by this report, registrant has adopted a code of ethics (as defined in Item 2 of Form N-CSR) applicable to registrant's Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer. No waivers were granted to such code of ethics during the period covered by this report. However, during the period covered by this report, such code of ethics was amended to (a) reflect the new names of Registrant and its affiliated investment company ("Thrivent Series Fund, Inc."); (b) add the name of a newly-created affiliated investment company as being covered by such code: and (c) permit the Chief Legal Officer to keep copies of the records required to be kept under such code. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

Registrant's Board of Directors has determined that Herbert F. Eggerding, Jr., an independent director, is the Audit Committee Financial Expert.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees

The aggregate fees billed by registrant's independent public accountants, PricewaterhouseCoopers LLP ("PwC"), for each of the last two complete fiscal years and the fiscal period covered by this report for professional services rendered in connection with the audit of registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $371,572 for the year ended December 31, 2004, and $ 367,000 for the year ended December 31, 2005.

(b) Audit-Related Fees

The aggregate fees PwC billed to registrant for each of the last two fiscal years for assurance and other services which are reasonably related to the performance of registrant's audit and are not reported under Item 4(a) were $0 for the fiscal year ended December 31, 2004, and $10,000 for the fiscal year ended December 31, 2005. The aggregate fees PwC billed to registrant's investment adviser and any entity controlling, controlled by, or under common control with registrant's investment adviser for assurance and other services directly related to the operations and financial reporting of registrant were $0 for the year ended December 31, 2004, and $0 for the year ended December 31, 2005.

(c) Tax Fees

The aggregate tax fees PwC billed to registrant for each of the last two fiscal years for tax compliance, tax advice, and tax planning services were $210,645 for the year ended December 31, 2004 and $90,780 for the year ended December 31, 2005. The aggregate tax fees PwC billed to registrant's investment adviser and any entity controlling, controlled by, or under common control with registrant's investment adviser for services directly related to the operations and financial reporting of registrant were $0 for the year ended December 31, 2004, and $0 for the year ended December 31, 2005.

(d) All Other Fees

The aggregate fees PwC billed to registrant for each of the last two fiscal years for products and services provided other than the services reported in paragraphs (a) through (c) of this item were $0 for the year ended December 31, 2004, and $0 for the year ended December 31, 2005. The aggregate fees PwC billed to registrant's investment adviser and any entity controlling, controlled by, or under common control with registrant's investment adviser for products and services provided other than the services reported in paragraphs (a) through (c) of this item were $56,415 for the year ended December 31, 2004, and $44,431 for the year ended December 31, 2005.

(e) Registrant's audit and compliance committee charter, adopted in August 2004, provides that the audit and compliance committee (comprised of the independent directors of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The audit and compliance committee reports to the Board of Directors ("Board") regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the members of the Board who are independent directors) must approve the auditor at an in-person meeting. The audit and compliance committee also is responsible for pre-approval (subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended) of all non-auditing services performed for the registrant or for any service affiliate of registrant. Registrant's audit and compliance committee charter also permits a designated member of the audit and compliance committee to pre-approve, between meetings, one or more non-audit service projects, subject to ratification by the audit and compliance committee at the next meeting of the audit and compliance committee. Registrant's audit and compliance committee pre-approved all fees described above which PwC billed to registrant.

(f) Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal year ended December 31, 2005, were for work performed by persons other than full-time, permanent employees of PwC.

(g) The aggregate non-audit fees billed by PwC to registrant and to registrant's investment adviser and any entity controlling, controlled by, or under common control with registrant's investment adviser for the fiscal years ending December 31, 2004, and December 31, 2005, were $0 and $10,745, respectively.

(h) Registrant's audit and compliance committee has considered the non-audit services provided to the registrant and registrant's investment adviser and any entity controlling, controlled by, or under common control with registrant's investment adviser as described above and determined that these services do not compromise PwC's independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Registrant's Schedule of Investments is included in the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company andAffiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant's board of trustees.

Item 10. Controls and Procedures

(a)(i) Registrant's President and Treasurer have concluded that registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There were no changes in registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the fiscal period from October 1, 2004 through December 31, 2004, that has materially affected, or is reasonably likely to materially affect, registrant's internal control over financial reporting.

Item 11. Exhibits

(a) The code of ethics pursuant to Item 2 is attached hereto.

(b) Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 27, 2006

THRIVENT SERIES FUND, INC.

By: /s/ Pamela J. Moret
-----------------------------------------
Pamela J. Moret
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 27, 2006

By: /s/ Pamela J. Moret
-----------------------------------------
Pamela J. Moret
President

Date: February 27, 2006

By: /s/ Gerard V. Vaillancourt
-----------------------------------------
Gerard V. Vaillancourt
Treasurer